As filed with the Securities and Exchange Commission on October 28, 2008

Securities Act File No. 333-103022

Investment Company Act File No. 0811-21295

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 82	☒

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 83 (Check appropriate box or boxes)	☒

JPMORGAN TRUST I

(Exact Name of Registrant Specified in Charter)

245 Park Avenue

New York, New York, 10167

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 480-4111

Frank J. Nasta, Esq.

J.P. Morgan Investment Management Inc.

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

With copies to:
Elizabeth A. Davin JPMorgan Chase & Co. 1111 Polaris Parkway Columbus, OH 43240	Alan G. Priest, Esq. Ropes & Gray LLP One Metro Center 700 12th Street, N.W., Suite 900 Washington, D.C. 20005-3948

__________

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)	☒	on November 1, 2008, pursuant to paragraph (b).
☐	60 days after filing pursuant to paragraph (a)(1)	☐	on __________, pursuant to paragraph (a)(1).
☐	75 days after filing pursuant to paragraph (a)(2)	☐	on (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Class A, Class B & Class C Shares

JPMorgan Disciplined Equity Fund (Class A)
JPMorgan Diversified Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Growth Advantage Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
  (Class A and Class C)
JPMorgan U.S. Large Cap Value Plus Fund
 (Class A and Class C)
JPMorgan Value Advantage Fund (Class A and Class C)
JPMorgan Value Opportunities Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Disciplined Equity Fund	1
JPMorgan Diversified Fund	6
JPMorgan Equity Income Fund	1 4
JPMorgan Equity Index Fund	20
JPMorgan Growth Advantage Fund	26
JPMorgan Growth and Income Fund	32
JPMorgan Large Cap Growth Fund	3 7
JPMorgan Large Cap Value Fund	42
JPMorgan Market Expansion Index Fund	47
JPMorgan Multi-Cap Market Neutral Fund	53
JPMorgan U.S. Equity Fund	60
JPMorgan U.S. Large Cap Core Plus Fund	6 7
JPMorgan U.S. Large Cap Value Plus Fund	7 4
JPMorgan Value Advantage Fund	80
JPMorgan Value Opportunities Fund	8 6
The Funds’ Management and Administration	9 2
How to Do Business with the Funds	9 6
Purchasing Fund Shares	9 6
Sales Charges	101
Rule 12b-1 Fees	10 5
Networking and Sub-Transfer Agency Fees	10 6
Exchanging Fund Shares	10 6
Redeeming Fund Shares	10 7
Shareholder Information	1 10
Distributions and Taxes	1 10
Shareholder Statements and Reports	1 11
Availability of Proxy Voting Record	1 11
Portfolio Holdings Disclosure	1 11
Risk and Reward Elements for the Funds	11 3
Financial Highlights	1 20
Legal Proceedings and Additional Fee and Expense Information	14 4
How to Reach Us	Back cover

JPMorgan Disciplined Equity Fund

What is the goal of the Fund?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in the common stocks of large and mid capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions

NOVEMBER 1, 2008   1

JPMorgan Disciplined Equity Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

2   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years . It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	22.83%	Worst Quarter	3rd quarter, 1998	–17.88%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Class A Shares were launched on 9/28/01. The Fund’s Class A Shares’ performance from 9/10/01 through 12/31/01 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. Returns for the period 1/1/98 to 9/10/01 reflect performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced class and feeder.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –19.69%.

NOVEMBER 1, 2008   3

JPMorgan Disciplined Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(0.78)	11.01	4.38
Return After Taxes on Distributions	(0.96)	10.85	4.04
Return After Taxes on Distributions and Sale of Fund Shares	(0.26)	9.60	3.63

S&P 500 INDEX ˆ, 1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER LARGE-CAP CORE FUNDS INDEX ˆ, 2
(Reflects No Deduction for Taxes)	6.63	11.55	5.23

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Class A Shares were launched on 9/28/01. The Fund’s performance from 9/10/01 to 9/28/01 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. Returns for the period from 1/1/98 to 9/10/01 reflect performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of Class A Shares) . During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced class and feeder.

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Class A Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

4   JPMORGAN U.S. EQUITY FUNDS

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A Shares
Management Fees	0.25
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.17

Total Annual Operating Expenses[2]	0.92

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.95% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST FOR CLASS A SHARES* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
614	803	1,008	1,597

*	Assumes sales charge is deducted when shares are purchased.

NOVEMBER 1, 2008   5

JPMorgan Diversified Fund

What is the goal of the Fund?

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

What are the Fund’s main investment strategies?

Drawing on a variety of analytical tools, the Fund’s adviser, JPMIM, allocates assets among various types of equity and fixed income investments, based on the following model allocation:

•	30%–60% medium- and large-cap U.S. equity securities

•	25%–50% U.S. and foreign fixed income securities

•	0%–30% foreign equity securities

•	0%–20% small-cap U.S. equity securities

The adviser may periodically increase or decrease the Fund’s actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, mortgage “dollar rolls” and U.S. government securities. Some of these securities may be purchased on a forward commitment basis. The Fund may also invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

At least 75% of the Fund’s bond investments must be rated investment grade by Moody’s Investors Service (Moody’s), Standard & Poor’s (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody’s, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-backed securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations (CMOs) and principal-only (PO) and interest-only (IO) stripped mortgage-backed securities.

The Fund may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities at a future date.

In addition to purchasing securities directly, the Fund may purchase shares of other JPMorgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate , and the investments in the JPMorgan Funds will be considered part of the applicable asset class when the percentages for the asset allocation model are calculated.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

6   JPMORGAN U.S. EQUITY FUNDS

Investment Process

Within its asset allocation framework, the adviser selects the Fund’s securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser’s worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration within one year of the average for the U.S. investment grade bond universe (currently about five years). Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities a nd Emerging Markets Risk s .   To the extent that the Fund invests in foreign securities, these investment s may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk.  Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Convertible Securities Risk.   A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed,

NOVEMBER 1, 2008   7

JPMorgan Diversified Fund (continued)

converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Investment Company Risk.   To the extent that the Fund invests in shares of another investment company, shareholders may bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The Fund’ s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. Because JPMIM or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit JPMIM and its affiliates.

Interest Rate Risk.  The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.   There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Prepayment and Call Risk.   The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only

8   JPMORGAN U.S. EQUITY FUNDS

securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Government Securities Risk.   The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

NOVEMBER 1, 2008   9

JPMorgan Diversified Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Mixed Asset Target Allocation Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. The performance is also compared to the Lipper Balanced Funds Index, the Fund’s former Lipper benchmark. The Fund Benchmark is a composite benchmark of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of S&P 500 (60%) and Lehman Brothers U.S. Aggregate (40%) indexes.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	13.39%	Worst Quarter	3rd quarter, 2002	–11.01%

*	Class A Shares were launched on 3/24/03. The performance in the bar chart before 1/1/04 is based on the performance of the Select Class Shares (whose investment program is identical to the investment program of Class A Shares). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance from 1/1/9 8 to 9/10/01 for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the Select Class Shares and the above referenced feeder.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –13.59%.

10   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	0.91	9.13	5.01
Return After Taxes on Distributions	(1.29)	8.20	3.82
Return After Taxes on Distributions and Sale of Fund Shares	2.06	7.63	3.72

CLASS B SHARES
Return Before Taxes	0.97	9.44	5.29	[4]

CLASS C SHARES
Return Before Taxes	4.99	9.72	5.30

FUND BENCHMARKˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	6.22	9.51	6.26

S&P 500 INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER MIXED ASSET TARGET ALLOCATION GROWTH FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	6.53	11.45	6.62

LIPPER BALANCED FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	6.53	10.33	6.14

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance figures in the table for the period before Class A, Class B and Class C Shares were launched on 3/24/03 is based on the performance of the Select Class Shares (whose investment program is identical to the investment program of Class A, Class B and Class C Shares). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance from 1/1/9 8 to 9/10/01 for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of Class A, Class B and Class C Shares). During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the Select Class Shares and the above-referenced feeder.

1	The performance of this benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper i ndex es includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Fund’s benchmark has changed from the Lipper Balanced Funds Index to the Lipper Mixed Asset Target Allocation Growth Funds Index because Lipper independently redesignated the Fund’s peer group as “Mixed Asset Target Allocation Growth Funds.”

4	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   11

JPMorgan Diversified Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 2/19/05, the deferred sales charge is based on the redemption proceeds or original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.55	0.55	0.55
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.28	0.28	0.28
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01
Total Annual Operating Expenses[3,4]	1.34	1.84	1.84
Fee Waivers and Expense Reimbursements[4]	(0.19)	(0.18)	(0.18)
Net Expenses[4]	1.15	1.66	1.66

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.14%, 1.65% and 1.65%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.33%, 1.83% and 1.83% for Class A Shares, Class B Shares, and Class C Shares, respectively, and Net Expenses would have been 1.14%, 1.65% and 1.65% for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

12   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	636	910	1,203	2,037
CLASS B SHARES** ($)	669	861	1,179	2,013	***
CLASS C SHARES** ($)	269	561	979	2,144

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	636	910	1,203	2,037
CLASS B SHARES ($)	169	561	979	2,013	***
CLASS C SHARES ($)	169	561	979	2,144

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

NOVEMBER 1, 2008   13

JPMorgan Equity Income Fund

What is the goal of the Fund?

The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund ’s investment strategy is to invest in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the Fund’s adviser, JPMorgan Investment Advisors Inc. (JPMIA), believes to be their long-term investment value.

The Fund may invest in common stock, preferred stock, real estate investment trusts (REITs), preferred stock convertible to common stock, debt securities, depositary receipts and warrants and rights to buy common stock. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. As part of its main investment strategy, the Fund may also invest in convertible bonds.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a “bottom-up” approach when constructing the Fund’s portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund’s investments are subject to extensive financial analysis and a disciplined valuation process.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

14   JPMORGAN U.S. EQUITY FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Strategy Risk.  The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Smaller Cap Company Risk.  Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations and, to the extent it does, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in

NOVEMBER 1, 2008   15

JPMorgan Equity Income Fund (continued)

smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

ETF and Investment Company Risk.  The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.  To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as F und strategies, please see pages 11 3 – 11 9 .

16   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares the performance to the Russell 1000® Value Index, the Fund’s current benchmark, and the S&P 500 Index, the Fund’s former benchmark, both of which are broad-based securities market index es. The Fund’s performance is also compared to the Lipper Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	14.16%	Worst Quarter	3rd quarter, 2002	–17.00%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –14.43%.

NOVEMBER 1, 2008   17

JPMorgan Equity Income Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(4.05)	10.79	4.69
Return After Taxes on Distributions	(5.81)	8.22	2.57
Return After Taxes on Distributions and Sale of Fund Shares	(0.30)	9.11	3.48

CLASS B SHARES
Return Before Taxes	(4.28)	11.06	4.67	[4]

CLASS C SHARES
Return Before Taxes	(0.17)	11.34	4.58

RUSSELL 1000® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	14.63	7.68

S&P 500 INDEXˆ, 2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER EQUITY INCOME FUNDS INDEX ˆ, 3
(Reflects No Deduction for Taxes)	2.98	12.90	6.16

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. The Fund’s benchmark has changed from the S&P 500 Index to the Russell 1000 Value Index because the adviser believes the new benchmark more accurately reflects the Fund’s investment strategy.

2	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

4	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

18   JPMORGAN U.S. EQUITY FUNDS

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.40	0.40	0.40
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.28	0.28	0.28
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01
Total Annual Operating Expenses[3,4]	1.19	1.69	1.69

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.99% and 1.99%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.18%, 1.68% and 1.68% for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	640	883	1,145	1,892
CLASS B SHARES** ($)	672	833	1,118	1,865	***
CLASS C SHARES** ($)	272	533	918	1,998

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	640	883	1,145	1,892
CLASS B SHARES ($)	172	533	918	1,865	***
CLASS C SHARES ($)	172	533	918	1,998

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

NOVEMBER 1, 2008   19

JPMorgan Equity Index Fund

What is the goal of the Fund?

The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).1

What are the Fund’s main investment strategies?

The Fund invests in stocks included in the S&P 500 Index and also may invest in stock index futures and other equity derivatives. JPMIA, the Fund’s adviser, attempts to track the performance of the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivative instruments that provide exposure to stocks of such companies. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund may also hold up to 10% of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments and repurchase agreements; this is in addition to assets held for derivative margin deposits or other segregated accounts.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

1	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Index Investing Risk.  The Fund attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than

20   JPMORGAN U.S. EQUITY FUNDS

would be the case if the Fund were not fully invested in such securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as F und strategies, please see pages 11 3 – 11 9 .

NOVEMBER 1, 2008   21

JPMorgan Equity Index Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares the performance to the S&P 500 Index, a broad-based securities market index, and the Lipper S&P 500 Objective Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	21.23%	Worst Quarter	3rd quarter, 2002	–17.40%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –19.51%.

22   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(0.52)	11.07	4.79
Return After Taxes on Distributions	(0.74)	10.83	4.41
Return After Taxes on Distributions and Sale of Fund Shares	(0.03)	9.63	4.00

CLASS B SHARES
Return Before Taxes	(0.76)	11.16	4.73	[3]

CLASS C SHARES
Return Before Taxes	3.22	11.43	4.60

S&P 500 INDEX ˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER S&P 500 OBJECTIVE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	5.25	12.53	5.62

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of Shares	NONE**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

NOVEMBER 1, 2008   23

JPMorgan Equity Index Fund (continued)

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.25	0.25	0.25
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.22	0.22	0.22
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses[3,4]	0.98	1.48	1.48
Fee Waivers and Expense Reimbursements[4]	(0.52)	(0.27)	(0.27)

Net Expenses [4]	0.46	1.21	1.21

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45%, 1.20% and 1.20%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.97%, 1.47% and 1.47% for Class A Shares, Class B Shares, and Class C Shares, respectively, and Net Expenses would have been 0.45%, 1.20% and 1.20% for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

24   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	5 70	7 72	9 90	1,6 18
CLASS B SHARES** ($)	62 3	741	982	1, 610	***
CLASS C SHARES** ($)	22 3	4 41	7 82	1,7 45

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	5 70	7 72	9 90	1,6 18
CLASS B SHARES ($)	12 3	4 41	7 82	1, 610	***
CLASS C SHARES ($)	12 3	4 41	7 82	1,7 45

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

NOVEMBER 1, 2008   25

JPMorgan Growth Advantage Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

What are the Fund’s main investment strategies?

The Fund will invest primarily in common stocks of companies across all market capitalizations. Market capitalization is the total market value of a company’s shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in companies that the adviser believes have strong earnings growth potential.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an

26   JPMORGAN U.S. EQUITY FUNDS

actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.  Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

NOVEMBER 1, 2008   27

JPMorgan Growth Advantage Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years, and the life of the Fund. It compares that performance to the Russell 3000® Growth Index, a broad-based securities market index, and the Lipper Multi-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2001	18.50%	Worst Quarter	4th quarter, 2000	–42.32%

*	As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A Shares before 3/23/01 is based on the performance of the Class A Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A expenses were substantially similar to those of Class A of the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –24.56%.

28   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *,1

	Past 1 Year	Past 5 Years	Life of Fund
CLASS A SHARES
Return Before Taxes	18.54	19.22	(1.55)
Return After Taxes on Distributions	18.54	19.22	(1.61)
Return After Taxes on Distributions and Sale of Fund Shares	12.05	17.05	(1.33)

CLASS B SHARES
Return Before Taxes	19.17	19.52	(1.57	) [4]

CLASS C SHARES
Return Before Taxes	23.31	19.74	(1.58)

RUSSELL 3000® GROWTH INDEX ˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	11.40	12.42	(0.69)

LIPPER MULTI-CAP GROWTH FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	12.79	15.15	1.86

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. Historical performance shown for Class C Shares prior to their inception on 5/1/06 is based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund.

1	The Fund commenced operations on 10/29/99. Performance for the benchmarks is from 10/31/99.

2	The Russell 3000® Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

4	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Life of Fund” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   29

JPMorgan Growth Advantage Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 2/19/05, the deferred sales charge is based on the redemption proceeds or original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.65	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.32	0.29	0.24
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01
Total Annual Operating Expenses[3,4]	1.48	1.95	1.90
Fee Waivers and Expense Reimbursements[4]	(0.12)	NONE	NONE
Net Expenses[4]	1.36	1.95	1.90

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.35%, 2.05% and 2.05%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.47%, 1.94% and 1.89% for Class A Shares, Class B Shares, and Class C Shares, respectively, and Net Expenses would have been 1.35%, 1.94% and 1.89% for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

30   JPMORGAN U.S. EQUITY FUNDS

Example

The example helps you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. This example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	656	957	1,280	2,191
CLASS B SHARES** ($)	698	912	1,252	2,153	***
CLASS C SHARES** ($)	293	597	1,026	2,222

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	656	957	1,280	2,191
CLASS B SHARES ($)	198	612	1,052	2,153	***
CLASS C SHARES ($)	193	597	1,026	2,222

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

NOVEMBER 1, 2008   31

JPMorgan Growth and Income Fund

What is the goal of the Fund?

The Fund seeks to provide capital growth over the long-term and earn income from dividends.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund’s adviser, JPMIM, applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/Citigroup Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund primarily invests include common stocks, convertible securities and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

32   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Strategy Risk.  The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk. To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

NOVEMBER 1, 2008   33

JPMorgan Growth and Income Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/Citigroup Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	17.71%	Worst Quarter	3rd quarter, 2002	–18.09%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –18.82%.

34   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(5.21)	10.90	3.99
Return After Taxes on Distributions	(7.68)	10.01	2.61
Return After Taxes on Distributions and Sale of Fund Shares	(0.91)	9.41	2.99

CLASS B SHARES
Return Before Taxes	(5.43)	11.29	4.13	[3]

CLASS C SHARES*
Return Before Taxes	(1.42)	11.54	3.85

S&P 500/CITIGROUP VALUE INDEX ˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	1.99	14.73	6.66

LIPPER LARGE-CAP VALUE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	2.46	13.04	6.12

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund, whose expenses are substantially similar to those of the Class C Shares.

1	The S&P 500/Citigroup Value Index includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆInvestors cannot invest directly in an index.

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 2 /19/05, the deferred sales charge is based on the redemption proceeds or original cost of the shares, whichever is less.

NOVEMBER 1, 2008   35

JPMorgan Growth and Income Fund (continued)

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.40	0.40	0.40
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.26	0.26	0.26
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01
Total Annual Operating Expenses[3,4]	1.17	1.67	1.67

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.30%, 1.80% and 1.80%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.16%, 1.66% and 1.66% for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	638	877	1,135	1,871
CLASS B SHARES** ($)	670	826	1,107	1,843	***
CLASS C SHARES** ($)	270	526	907	1,976

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	638	877	1,135	1,871
CLASS B SHARES ($)	170	526	907	1,843	***
CLASS C SHARES ($)	170	526	907	1,976

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

36   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIA, employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   37

JPMorgan Large Cap Growth Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

38   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000® Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	24.37%	Worst Quarter	4th quarter, 2000	–19.80%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –23.12%.

NOVEMBER 1, 2008   39

JPMorgan Large Cap Growth Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	16.92	11.95	3.36
Return After Taxes on Distributions	16.92	11.94	2.77
Return After Taxes on Distributions and Sale of Fund Shares	11.00	10.46	2.73

CLASS B SHARES
Return Before Taxes	17.71	12.20	3.32	[3]

CLASS C SHARES
Return Before Taxes	21.79	12.45	3.22

RUSSELL 1000® GROWTH INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	11.81	12.11	3.83

LIPPER LARGE-CAP GROWTH FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	14.97	12.06	3.64

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell 1000® Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Classes A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

40   JPMORGAN U.S. EQUITY FUNDS

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.50	0.50	0.50
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.28	0.28	0.28

Total Annual Operating Expenses	1.28	1.78	1.78
Fee Waivers and Expense Reimbursements[2]	(0.04)	NONE	NONE

Net Expenses[2]	1.24	1.7 8	1.7 8

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.78% and 1.78%, respectively, of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	645	906	1,187	1,986
CLASS B SHARES** ($)	681	860	1,164	1,963	***
CLASS C SHARES** ($)	281	560	964	2,095

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	645	906	1,187	1,986
CLASS B SHARES ($)	181	560	964	1,963	***
CLASS C SHARES ($)	181	560	964	2,095

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

NOVEMBER 1, 2008   41

JPMorgan Large Cap Value Fund

What is the goal of the Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund’s adviser, JPMIA, invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

42   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

NOVEMBER 1, 2008   43

JPMorgan Large Cap Value Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000® Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	17.36%	Worst Quarter	3rd quarter, 2002	–20.78%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –23.38%.

44   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(6.54)	11.57	4.52
Return After Taxes on Distributions	(11.64)	9.71	3.05
Return After Taxes on Distributions and Sale of Fund Shares	(1.28)	9.57	3.36

CLASS B SHARES
Return Before Taxes	(6.84)	11.88	4.47	[3]

CLASS C SHARES*
Return Before Taxes	(2.82)	12.12	4.37

RUSSELL 1000® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	14.63	7.68

LIPPER LARGE-CAP VALUE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	2.46	13.04	6.12

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to their inception on 3/22/99 is based on the performance of Select Class Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Value Fund s Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Classes A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

NOVEMBER 1, 2008   45

JPMorgan Large Cap Value Fund (continued)

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.40	0.40	0.40
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.19	0.19	0.19

Total Annual Operating Expenses[2]	1.0 9	1.5 9	1.5 9

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.99% and 1.99%, respectively, of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	630	853	1,094	1,784
CLASS B SHARES** ($)	662	802	1,066	1,755	***
CLASS C SHARES** ($)	262	502	866	1,889

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	630	853	1,094	1,784
CLASS B SHARES ($)	162	502	866	1,755	***
CLASS C SHARES ($)	162	502	866	1,889

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

46   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Market Expansion Index Fund

What is the goal of the Fund?

The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid - capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1

What are the Fund’s main investment strategies?

The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indexes. Because the Fund uses an enhanced index strategy, not all of the stocks in the indexes are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the indexes. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indexes in order to closely replicate the performance of the combined indexes. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indexes of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund may also hold up to 10% of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments and repurchase agreements; this is in addition to assets held for derivative margin deposits or other segregated accounts.

The Fund may engage in securities lending.

1	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

Because the Fund uses an enhanced index strategy and does not hold all of the stocks in the indexes, the adviser, JPMIA, uses a quantitative process to select the Fund’s portfolio securities. This process overweights inexpensive stocks with improving fundamental characteristics and underweights expensive stocks that have deteriorating fundamental characteristics. The Fund seeks to closely track the sector and industry weights within the combined indexes.

A previously attractive stock is pared back or sold when the combined perspective on valuation and fundamentals is no longer favorable.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors

NOVEMBER 1, 2008   47

JPMorgan Market Expansion Index Fund (continued)

or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Index Investing Risk.  The Fund attempts to track the performance of a market capitalization - weighted combination of the S&P Small Cap 600 and the S&P MidCap 400. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as F und strategies, please see pages 11 3 – 11 9 .

48   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 1000 Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2003	18.40%	Worst Quarter	3rd quarter, 2002	–17.70%

*	The performance prior to 3/22 /99 reflects the performance of the Pegasus Market Expansion Index Fund before it was consolidated with the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –12.83%.

NOVEMBER 1, 2008   49

JPMorgan Market Expansion Index Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Life of Fund
CLASS A SHARES
Return Before Taxes	(2.41)	14.56	9.58
Return After Taxes on Distributions	(4.80)	13.18	7.72
Return After Taxes on Distributions and Sale of Fund Shares	1.03	12.52	7.65

CLASS B SHARES
Return Before Taxes	(2.64)	14.75	9.68	[3]

CLASS C SHARES
Return Before Taxes	1.28	14.96	9.37

S&P 1000 INDEX ˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	6.12	11.31	4.11

LIPPER MID-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	6.34	15.80	9.48

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 7/31/98. The performance prior to 3/22/99 reflects the performance of the Pegasus Market Expansion Index Fund before it was consolidated with the Fund. Historical performance shown for Class C prior to its inception on 3/22/99 is based on the performance of Class B, one of the original classes offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes. Performance for the benchmarks is from 7/31/98.

1	The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Life of Fund” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

50   JPMORGAN U.S. EQUITY FUNDS

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.25	0.25	0.25
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.19	0.19	0.19
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses[3,4]	0.95	1.45	1.45
Fee Waivers and Expense Reimbursements[4]	(0.12)	NONE	NONE

Net Expenses[4]	0.83	1.45	1.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.82%, 1.57% and 1.57%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.94%, 1.44% and 1.44% for Class A Shares, Class B Shares, and Class C Shares, respectively, and Net Expenses would have been 0.82%, 1.44% and 1.44% for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   51

JPMorgan Market Expansion Index Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	60 5	800	1,0 12	1,6 20
CLASS B SHARES** ($)	64 8	75 9	9 92	1, 600	***
CLASS C SHARES** ($)	24 8	45 9	7 92	1,7 35

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	60 5	800	1,0 12	1,6 20
CLASS B SHARES ($)	14 8	45 9	7 92	1, 600	***
CLASS C SHARES ($)	14 8	45 9	7 92	1,7 35

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

52   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Multi-Cap Market Neutral Fund

What is the goal of the Fund?

The Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

What are the Fund’s main investment strategies?

The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s adviser, JPMIA, considers to be attractive and ‘short selling’ stocks that the adviser considers to be unattractive. The adviser considers a company’s fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short-sell a stock. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. By using this strategy, the Fund seeks to generate returns independent of the direction of the stock market. Because the Fund seeks return over the long term, the adviser will not attempt to time the market.

When the Fund makes a short sale, the Fund borrows the security in order to settle the sale and buys the security at a later date to return to the lender. The Fund must maintain collateral at least equal to the current market value of the security sold short.

The Fund may hold investments in cash, U.S. government securities or other liquid securities until the next time its portfolio is rebalanced.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In determining whether a stock is attractive or unattractive, the adviser uses a proprietary stock selection model that collects quantitative and fundamental investment data designed to evaluate the relative attractiveness of stocks. The stock selection model considers valuation factors such as discounted cash flows and price-to-book values. The model also takes into account data concerning an issuer’s fundamentals including revisions of earnings estimates and working capital management. The data is then compiled, blending both calculations and fundamental scores, to develop an overall rank from most attractive to least attractive for each security by sector within a universe of approximately 1,100 to 1,300 highly liquid domestic stocks. The Fund seeks to enhance return by purchasing long positions in stocks that have the relatively highest scores and selling short stocks that have the relatively lowest scores.

The Fund’s strategy is to be sector neutral meaning that both the long and short positions will have approximately the same weight in the market sectors in which the Fund invests. However, the stock selection model may result in the Fund’s long and short positions being overweighted in different industries within a sector. If the stock selection model finds most stocks within an industry to be attractive, then the Fund would automatically tend to overweight that industry. If the stock selection model finds most stocks within an industry to be unattractive, then the Fund would automatically tend to engage in more short sales with regard to that industry.

NOVEMBER 1, 2008   53

JPMorgan Multi-Cap Market Neutral Fund (continued)

The adviser periodically rebalances the positions in the Fund to the stock selection model. Ordinarily, the adviser rebalances the Fund on a monthly basis unless there are meaningful cash inflows or outflows which warrant rebalancing sooner.

The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The adviser uses the return that an investor could achieve through an investment in 3-month U.S. Treasury bills as a benchmark against which to measure the Fund’s performance. The adviser attempts to achieve returns for the Fund’s shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury bills because, among other things, Treasury bills are backed by the full faith and credit of the U.S. Government, Treasury bills have a fixed rate of return, investors in Treasury bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury bills.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Strategy Risk.  The strategy used by the Fund’s management may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. The strategy used by the Fund involves complex securities transactions that involve risks different than direct equity investments. As a result, the Fund is intended for investors who plan to invest for at least three years and are able and willing to assume the risks associated with this type of fund.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk.  The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities results in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of leverage will result in a higher return on your investment , and using leverage could result in a net loss of your investment .

Smaller Cap Company Risk.   Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization

54   JPMORGAN U.S. EQUITY FUNDS

companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

NOVEMBER 1, 2008   55

JPMorgan Multi-Cap Market Neutral Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3- M onth US Treasury Bill Index, a broad-based securities market index, and the Lipper Equity Market Neutral Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

   YEAR-BY-YEAR RETURNS1

Best Quarter	1st quarter, 2005	3.61%	Worst Quarter	4th quarter, 200 7	– 2 . 68%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –0.43%.

56   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
CLASS A SHARES
Return Before Taxes	(7.89)	2.14
Return After Taxes on Distributions	(9.20)	1.36
Return After Taxes on Distributions and Sale of Fund Shares	(4.96)	1.48

CLASS B SHARES
Return Before Taxes	(8.50)	2.17

CLASS C SHARES
Return Before Taxes	(4.42)	2.59

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.00	3.24

LIPPER EQUITY MARKET NEUTRAL FUNDS AVERAGEˆ,3
(Reflects No Deduction for Taxes)	3.53	4.68

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/23/2003. Performance for the benchmarks is from 5/31/03.

2	The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.

3	The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

NOVEMBER 1, 2008   57

JPMorgan Multi-Cap Market Neutral Fund (continued)

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares		Class B Shares		Class C Shares
Management Fees		1.25		1.25		1.25
Distribution (Rule 12b-1) Fees		0.25		0.75		0.75
Shareholder Service Fees		0.25		0.25		0.25
Other Expenses[1]
Dividend Expenses on Short Sales	1.02		1.02		1.02
Remainder of Other Expenses	0.17		0.18		0.18
Total Other Expenses		1.19		1.20		1.20
Acquired Fund Fees and Expenses[2]		0.0 2		0.0 2		0.0 2
Total Annual Operating Expenses[3,4]		2.9 6		3.4 7		3.4 7
Fee Waivers and Expense Reimbursements[4]		(0.17)		NONE		NONE
Net Expenses[4]		2. 7 9		3. 4 7		3. 4 7

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, D ividend E xpenses on S hort S ales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.75% of the average daily net assets of the Class A Shares, 2.50% of the average daily net assets of the Class B Shares, and 2.50% of the average daily net assets of the Class C Shares through 10/31/0 9 . Without the D ividend E xpenses on S hort S ales and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.9 2%, 2.4 3 % and 2.4 3 % for Class A Shares, Class B Shares and Class C Shares, respectively, and Net Expenses would have been 1.75%, 2.4 3 % and 2.4 3 % for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

58   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	79 2	1,37 7	1,98 7	3,6 22
CLASS B SHARES** ($)	8 50	1,36 5	2,003	3,6 34	***
CLASS C SHARES** ($)	4 50	1,06 5	1, 803	3,7 47

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	79 2	1, 37 7	1,98 7	3,6 22
CLASS B SHARES ($)	3 50	1,06 5	1, 803	3,6 34	***
CLASS C SHARES ($)	3 50	1,06 5	1, 803	3,7 47

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

NOVEMBER 1, 2008   59

JPMorgan U.S. Equity Fund

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of selected equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund primarily invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions

60   JPMORGAN U.S. EQUITY FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Strategy Risk.  The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

NOVEMBER 1, 2008   61

JPMorgan U.S. Equity Fund (continued)

ETF and Investment Company Risk.   The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.   To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

62   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	21.33%	Worst Quarter	3rd quarter, 2002	–18.26%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance from 9/15/00 to 9/10/01 for the period before Class A Shares were launched on 9/10/01 is based on the performance of the advisor feeder that was merged out of existence (whose investment program was identical to the investment program of Class A Shares, and whose expenses were substantially similar to the current expenses of Class A Shares). Returns for the period 1/1/9 8 to 9/15/00 reflect performance of the retail feeder (whose investment program was identical to the investment program of Class A Shares). During the period from 1/1/98 to 9/15/00 , the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced predecessor.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –17.95%.

NOVEMBER 1, 2008   63

JPMorgan U.S. Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	4.31	12.72	4.81
Return After Taxes on Distributions	1.09	11.39	3.24
Return After Taxes on Distributions and Sale of Fund Shares	4.45	10.72	3.49

CLASS B SHARES
Return Before Taxes	4.44	12.99	4.96	[3]

CLASS C SHARES
Return Before Taxes	8.40	13.24	4.96

S&P 500 INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER LARGE-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	6.63	11.55	5.23

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance from 9/15/00 to 9/10/01 for the period before Class A, Class B and Class C Shares were launched on 9/10/01 is based on the performance of the advisor feeder that was merged out of existence (whose investment program was identical to the investment program of Class A, Class B and Class C Shares, and whose expenses were substantially similar to the current expenses of Class A Shares). During this period, the actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than the advisor feeder. Returns for the period 1/1/9 8 to 9/15/00 reflect performance of the retail feeder (whose investment program was identical to the investment program of Class A, Class B and Class C Shares). During the period from 1/1/9 8 to 9/15/00, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because each class has higher expenses than the above-referenced predecessor.

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆInvestors cannot invest directly in an index.

64   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 2/19/05, the deferred sales charge is based on the redemption proceeds or original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.40	0.40	0.40
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.17	0.17	0.17

Total Annual Operating Expenses	1.07	1.57	1.57
Fee Waivers and Expense Reimbursements[2]	(0.02)	NONE	NONE

Net Expenses[2]	1.05	1.57	1.57

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.05%, 1.57% and 1.57%, respectively, of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   65

JPMorgan U.S. Equity Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	626	846	1,082	1,760
CLASS B SHARES** ($)	660	796	1,055	1,733	***
CLASS C SHARES** ($)	260	496	855	1,867

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Year	5 Years	10 Years
CLASS A SHARES* ($)	626	846	1,082	1,760
CLASS B SHARES ($)	160	496	855	1,733	***
CLASS C SHARES ($)	160	496	855	1,867

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

66   JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Core Plus Fund

What is the goal of the Fund?

The Fund seeks to provide a high total return from a portfolio of selected equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings, if any, for investment purposes.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser, JPMIM, expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Viewed sector by sector, the Fund’s net weightings of equity securities are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued and underweights, or sells short, equity securities that it believes are overvalued.

By following this process, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by the S&P 500 Index.

The Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure except that companies with large weights in the S&P 500 Index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this it is required to pledge replacement collateral as security to the broker. The Fund also may use securities it owns to meet any such collateral obligations.

Equity securities in which the Fund invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, contracts for differences (CFDs) and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management, including to obtain significant amounts of long or short exposure and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

NOVEMBER 1, 2008   67

JPMorgan U.S. Large Cap Core Plus Fund (continued)

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk.  The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund

68   JPMORGAN U.S. EQUITY FUNDS

cannot assure you that the use of leverage will result in a higher return on your investment , and using leverage could result in a net loss on your investment .

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk.   The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.   To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

NOVEMBER 1, 2008   69

JPMorgan U.S. Large Cap Core Plus Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past two calendar year s . This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Extended U.S. Large Cap Core Funds Average, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. The performance is also compared to the Lipper Long/Short Equity Funds Average, the Fund’s former Lipper benchmark.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load , and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 200 7	8. 54%	Worst Quarter	4th quarter, 200 7	– 2 . 30%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –18.08%.

70   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
CLASS A SHARES
Return Before Taxes	7.63	15.71
Return After Taxes on Distributions	6.59	15.04
Return After Taxes on Distributions and Sale of Fund Shares	5.22	13.19

CLASS C SHARES
Return Before Taxes	12.10	18.07

S&P 500 INDEXˆ ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	10.10

LIPPER EXTENDED U.S. LARGE CAP CORE FUNDS AVERAGEˆ,3
(Reflects No Deduction for Taxes)	3.95	11.72

LIPPER LONG/SHORT EQUITY FUNDS AVERAGEˆ ,3
(Reflects No Deduction for Taxes)	3.77	9.60

After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 11/1/05. Performance for the benchmarks is from 10/31/05.

2	The S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper benchmarks includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Fund’s benchmark has changed from the Lipper Long/Short Equity Funds Average to the Lipper Extended U.S. Large Cap Core Funds Average because Lipper independently redesignated the Fund’s peer group as “Extended U.S. Large Cap Core Funds.”

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A and Class C Shares

The expenses of Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

NOVEMBER 1, 2008   71

JPMorgan U.S. Large Cap Core Plus Fund (continued)

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares		Class C Shares
Management Fees		1.00		1.00
Distribution (Rule 12b-1) Fees		0.25		0.75
Shareholder Service Fees		0.25		0.25
Other Expenses[1]
Dividend Expenses on Short Sales	0.32		0.32
Remainder of Other Expenses	0.14		0.14
Total Other Expenses		0.46		0.46
Acquired Fund Fees and Expenses[2]		0.01		0.01
Total Annual Operating Expenses[3,4]		1.97		2.47
Fee Waivers and Expense Reimbursements[4]		(0.24)		(0.24)
Net Expenses[4]		1.73		2.23

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.40% of the average daily net assets of the Class A Shares, and 1.90% of the average daily net assets of Class C Shares through 10/31/09. Without the Dividend Expenses on Short Sales and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.64% and 2.14% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.40% and 1.90% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

72   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	692	1,089	1, 511	2,682
CLASS C SHARES** ($)	326	747	1,294	2,788

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Year	5 Years	10 Years
CLASS A SHARES* ($)	692	1,089	1,511	2,682
CLASS C SHARES ($)	226	747	1,294	2,788

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   73

JPMorgan U.S. Large Cap Value Plus Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. Market capitalization is the total market value of a company’s shares. “Assets” means net assets, plus the amount of borrowings for investment purposes.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to traditional strategies that do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s manager expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy.

Viewed sector by sector, the Fund’s net weightings of equity securities are similar to those of the Russell 1000® Value Index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued, and it underweights, or sells short, equity securities that it believes are overvalued.

By following this process, the Fund seeks to produce returns that exceed those of the Russell 1000® Value Index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the Russell 1000® Value Index, the Fund seeks to maintain a level of volatility similar to that of the overall market as represented by the Russell 1000® Value Index.

The Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure, except that companies with large weights in the Russell 1000® Value Index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change.

The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this it is required to pledge replacement collateral as security to the broker. The Fund also may use securities it owns to meet any such collateral obligations.

Equity securities in which the Fund invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management, including to obtain significant amounts of long or short exposure to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

74   JPMORGAN U.S. EQUITY FUNDS

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, JPMIM employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price;

•	high potential reward compared to potential risk; and

•	temporary mispricings caused by apparent market overreactions.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk.  The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increases, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund

NOVEMBER 1, 2008   75

JPMorgan U.S. Large Cap Value Plus Fund (continued)

cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment .

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Value Investing Risk.  Since the Fund focuses on value stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Value investing attempts to identify companies that, according to the adviser’s estimate of their intrinsic value, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk.  The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.   To the extent that the Fund invests in depositary receipts , these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3– 11 9.

76   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

The Fund commenced operations on November 30, 2007. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 1000® Value Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   77

JPMorgan U.S. Large Cap Value Plus Fund (continued)

Investor Expenses for Class A and Class C Shares

The expenses for Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) when you buy Shares, as a % of Offering Price*	5.25	NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Fund.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares		Class C Shares
Management Fees		1.00		1.00
Distribution (Rule 12b-1) Fees		0.25		0.75
Shareholder Service Fees		0.25		0.25
Other Expenses[1]
Dividend Expenses on Short Sales	0.51		0.51
Remainder of Other Expenses	11.56		11.61
Total Other Expenses		12.07		12.12
Acquired Fund Fees and Expenses[2]		0.01		0.01
Total Annual Operating Expenses[3,4]		13.58		14.13
Fee Waivers and Expense Reimbursements[4]		(11.81)		(11.86)
Net Expenses [4]		1.77		2.27

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% of the average daily net assets of the Class A Shares, and 1.75% of the average daily net assets of Class C Shares through 10/31/09. Without the Dividend Expenses on Short Sales and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 13.06% and 13.61% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.25% and 1.75% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

78   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	695	3,129	5,163	8,903
CLASS C SHARES** ($)	330	2,874	5,058	8,993

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	695	3,129	5,163	8,903
CLASS C SHARES ($)	230	2,874	5,058	8,993

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   79

JPMorgan Value Advantage Fund

What is the goal of the Fund?

The Fund seeks to provide long-term total return from a combination of income and capital gains.

What are the Fund’s main investment strategies?

The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company’s shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and have the potential to grow intrinsic value per share. Quality companies generally have a strong competitive position, low business cyclicality, high returns and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

80   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.  Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

NOVEMBER 1, 2008   81

JPMorgan Value Advantage Fund (continued)

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

82   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past two calendar year s . This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 3000® Value Index, a broad-based securities market index, and the Lipper Multi-Cap Value Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for Class A Shares reflect the deduction of the maximum front-end load , and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2006	8.64%	Worst Quarter	4th quarter, 200 7	–3 . 16%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –15.75%.

NOVEMBER 1, 2008   83

JPMorgan Value Advantage Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
CLASS A
Return Before Taxes	(2.49)	9.04
Return After Taxes on Distributions	(4.18)	8.02
Return After Taxes on Distributions and Sale of Fund Shares	(1.13)	7.30

CLASS C
Return Before Taxes	1.35	10.57

RUSSELL 3000® VALUE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.01)	9.07

LIPPER MULTI-CAP VALUE FUNDS INDEX3,ˆ
(Reflects No Deduction for Taxes)	(1.04)	7.49

After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 2/28/05. Performance for the benchmarks is from 2/28/05.

2	The Russell 3000® Value Index is an unmanaged index which measures the performance of those Russell 3000® companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A and Class C Shares

The expenses of Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Fund.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

84   JPMORGAN U.S. EQUITY FUNDS

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares	Class C Shares
Management Fees	0.65	0.65
Distribution (Rule12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.28	0.28
Acquired Fund Fees and Expenses[2]	0.01	0.01

Total Annual Operating Expenses[3,4]	1.44	1.94
Fee Waivers and Expense Reimbursements[4]	(0.18)	(0.18)

Net Expenses[4]	1.2 6	1.7 6

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.25% of the average daily net assets of the Class A Shares and 1.75% of the average daily net assets of the Class C Shares through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.4 3 % and 1.9 3 % for Class A and Class C, respectively, and the Net Expenses would have been 1.25% and 1.75% for Class A and Class C Shares, respectively . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	647	940	1,254	2,144
CLASS C SHARES** ($)	279	592	1,030	2,250

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	647	940	1,254	2,144
CLASS C SHARES ($)	179	592	1,030	2,250

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   85

JPMorgan Value Opportunities Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid- and large- capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid capitalization while those above $5 billion are considered large capitalization. “Assets” means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company’s shares. The adviser, JPMIM, invests in companies whose securities are, in the adviser’s opinion, currently undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund primarily invests in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Directors may change any of these investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

86   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid-Cap Company Risk.  Investments in mid-cap companies may be riskier than investments in larger, more established companies. The securities of mid-cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid-cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 11 3 – 11 9 .

NOVEMBER 1, 2008   87

JPMorgan Value Opportunities Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows the performance of the Fund’s Class A Shares for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 1000® Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect a deduction for the front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2003	18.19%	Worst Quarter	3rd quarter, 2002	–15.91%

*	On 12/31/01, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the Fund’s performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –24.25%.

88   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Life of Fund
CLASS A SHARES
Return Before Taxes	(6.67)	12.50	7.88
Return After Taxes on Distributions	(9.37)	10.32	5.57
Return After Taxes on Distributions and Sale of Fund Shares	(3.22)	10.19	5.95

CLASS B SHARES
Return Before Taxes	(9.70)	10.62	5.78

CLASS C SHARES [1]
Return Before Taxes	(2.98)	12.99	8.13

RUSSELL 1000® VALUE INDEXˆ, 2
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	14.63	8.94

LIPPER LARGE-CAP VALUE FUNDS INDEXˆ, 3
(Reflects No Deduction for Taxes)	2.46	13.04	6.79

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	On 12/31/01, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the Fund’s performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

1	Class C Shares began operations on 2/19/05. The performance for the period before Class C Shares began operations is based on the performance of Class B Shares of the Fund, whose expenses are substantially similar to those of the Class C Shares.

2	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   89

JPMorgan Value Opportunities Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class B Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 2/19/05, the deferred sales charge is based on the redemption proceeds or original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares		Class B Shares	Class C Shares
Management Fees	0.40		0.40	0.40
Distribution (Rule 12b-1) Fees	0.25	[1]	0.75	0.75
Shareholder Service Fees	0.25		0.25	0.25
Other Expenses[2]	0.24		0.24	0.24

Total Annual Operating Expenses	1.14		1.64	1.64
Fee Waivers and Expense Reimbursements[3]	(0.09)		(0.09)	(0.09)

Net Expenses[3]	1.0 5		1.5 5	1.5 5

1	This value may change based on actual expenses incurred by Class A Shares of the Fund.

2	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

3	JPMIM, JPMDS and the Fund’s Business Manager have a written agreement to waive their respective fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) exceed 1.09%, 1.59% and 1.59%, respectively, of their daily net assets through 10/31/0 9 . Due to the contractual expense cap on the Fund’s Institutional Class shares which currently requires fund level waivers, the “Net Expenses” for the Class A, Class B and Class C shares are below their contractual expense caps. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

90   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	626	874	1,141	1,905
CLASS B SHARES** ($)	658	823	1,114	1,879	***
CLASS C SHARES** ($)	258	623	1,014	2,112

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	626	874	1,141	1,905
CLASS B SHARES ($)	158	523	914	1,879	***
CLASS C SHARES ($)	158	523	914	2,012

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B to Class A after they have been owned for eight years.

NOVEMBER 1, 2008   91

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Disciplined Equity Fund
Diversified Fund
Growth and Income Fund
U.S. Equity Fund
U.S. Large Cap Core Plus Fund
U.S. Large Cap Value Plus Fund
Value Advantage Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Equity Income Fund
Equity Index Fund
Large Cap Growth Fund
Large Cap Value Fund
Market Expansion Index Fund
Multi-Cap Market Neutral Fund

The Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust, a Massachusetts business trust.

The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation.

The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities of their respective Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA), each acts as investment adviser to several of the Funds and makes the day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, the Growth Advantage Fund and the Value Opportunities Fund, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/0 8 , JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Disciplined Equity Fund	0.22%
Diversified Fund	0.40
Equity Income Fund	0.40
Equity Index Fund	0.05
Growth Advantage Fund	0.64
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
Market Expansion Index Fund	0.25
Multi-Cap Market Neutral Fund	1.11
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.68
U.S. Large Cap Value Plus Fund	0.00
Value Advantage Fund	0.54
Value Opportunities Fund	0.40

A discussion of the basis the trustees of each trust and the directors of the corporation used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31, except that the discussion for the Value Opportunities Fund is available in the annual report for the most recent fiscal year ended June 30.

The Portfolio Managers

Disciplined Equity Fund

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1994. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991.

92   JPMORGAN U.S. EQUITY FUNDS

Diversified Fund

Anne Lester, Managing Director of JPMIM, is the primary portfolio manager for the Diversified Fund. In that capacity, Ms. Lester, together with Patrik Jakobson, Managing Director of JPMIM, and Michael Fredericks, Vice President of JPMIM, and a team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which comprises underlying equity and fixed income strategies. An employee since 1992, Ms. Lester is a senior portfolio manager in the firm’s Global Multi-Asset Group, which she joined in 2000.

Mr. Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios and has been a portfolio manager since 1994. Mr. Fredericks joined the adviser in 2006 from Nicholas Applegate Capital Management, where from 2001 to 2006 he was a global equity analyst and a client portfolio manager. Thomas Luddy, Silvio Tarca, Scott Grimshaw and William H. Eigen are some of the portfolio managers of the underlying asset allocations. Information with respect to Mr. Luddy is provided hereafter under the heading “U.S. Equity Fund.” Silvio Tarca is a Managing Director of JPMIM and a CFA charterholder. Mr. Tarca has been with JPMIM or its affiliates (or one of its predecessors) since 2000. He has headed the behavioral finance portfolio management team and has been managing mutual funds since 2003. Prior to that time, Mr. Tarca served as a quantitative research analyst in the Emerging Markets Equity Group. Mr. Grimshaw, Vice President and a CFA charterholder, has been a portfolio manager on the Taxable Bond Team since 1996. He is also responsible for the government sector. Mr. Eigen , Managing Director and a CFA charterholder, is the head of core plus and absolute return fixed income strateg ies at JPMIM since April, 2008 . In addition , he has also served as portfolio manager for Highbridge Capital Management, LLC (“Highbridge”), an indirect majority owned subsidiary of JPMorgan Chase & Co., since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi- sector income strategies.

Equity Income Fund

Jonathan K.L. Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM and CPA, are the portfolio managers for the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Ms. Hart has been a portfolio manager since 2002 and is also an investment analyst covering the financial services and real estate sectors. She has been employed by the firm since 1999.

Equity Index Fund

The Fund is managed by the Quantitative Team which is led by Bala Iyer, Ph.D., CFA. Dr. Iyer has served as the director of quantitative research for JPMIA since 1995. Michael Loeffler, CFA, assists Dr. Iyer in the day-to-day management of the Fund, a position he has held since January 2004. Mr. Loeffler has been employed by JPMIA since 1999 when he joined as an investment operations analyst.

Growth Advantage Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM and a CFA charterholder, and Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.

Growth and Income Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM. Information on Mr. Simon and Ms. Hart is discussed earlier in this section.

Large Cap Growth Fund

Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Giri Devulapally, Vice President of JPMIM and a CFA charterholder, are the portfolio managers for the Fund. Information on Mr. Jones is discussed earlier in this section. Mr. Devulapally has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMIM. Prior to JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications.

Large Cap Value Fund

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. He has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Prior to joining JPMorgan, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and at Oppenheimer Capital from 1991 until 2000.

NOVEMBER 1, 2008   93

The Funds’ Management and Administration (continued)

Market Expansion Index Fund

The Fund is managed by the Quantitative Team which is led by Bala Iyer, Ph.D., CFA. Michael Loeffler, CFA, assists Dr. Iyer in the management of the Fund. Information on Dr. Iyer and Mr. Loeffler is discussed earlier in this section.

Multi-Cap Market Neutral Fund

The Fund is managed by Dr. Iyer. Information about Dr. Iyer is discussed earlier in this section.

U.S. Equity Fund

The portfolio management team is led by Thomas Luddy, Managing Director of JPMIM and a CFA charterholder , Susan Bao, Vice President of JPMIM and a CFA charterholder, and Jacqueline Flake, Managing Director of JPMIM and a CFA charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. An employee of the firm since 1997, Ms. Flake has been a portfolio manager since 2006. Prior to her current position, she was an analyst covering the finance and capital market sectors.

U.S. Large Cap Core Plus Fund

The Fund is managed by Thomas Luddy, Managing Director of JPMIM, and Susan Bao, Vice President of JPMIM. Information about Mr. Luddy and Ms. Bao is discussed earlier in this section.

U.S. Large Cap Value Plus Fund

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. Information with respect to Mr. Gutmann is discussed earlier in this section.

Value Advantage Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Fund. Information on Mr. Simon is discussed earlier in this section. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Prior to becoming a portfolio manager in 2006, she was a sell-side analyst at JPMorgan Securities, Inc.

Value Opportunities Fund

Alan Gutmann, Vice President of JPMIM, serve s as the portfolio manager for the Fund. Information with respect to Mr. Gutmann is discussed earlier in this section.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrators

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Value Opportunities Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Value Opportunities Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equaling 0.175% of average daily net assets of the Fund. During the fiscal year ended June 30, 200 8 the Business Manager was paid a fee of 0.096% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $ 60 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

94   JPMORGAN U.S. EQUITY FUNDS

The Funds’ Shareholder Servicing Agent

The trusts and the corporation, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub - transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub - transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

NOVEMBER 1, 2008   95

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A, Class B and Class C shares may be purchased by the general public.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures

96   JPMORGAN U.S. EQUITY FUNDS

will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund s . While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Fi nancial I ntermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

You will not pay a sales charge at the time of purchase. However, the Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

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How to Do Business with the Funds (continued)

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999 individually or in the aggregate.

Individual purchases of $100,000 or more will be rejected. In addition, purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B Shares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed $100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the Financial Intermediary to determine if an initial or additional purchase of Class B Shares is suitable for you. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that should be linked together for purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing your Class A Sales Charge.”

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted

98   JPMORGAN U.S. EQUITY FUNDS

by the JPMorgan Funds’ Boards, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is

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How to Do Business with the Funds (continued)

subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases of $100,000 or more .  You should not utilize a systematic investment plan for purchases of $100,000 or more of Class B Shares. W e will no longer debit your bank account if the Fund has determined that your purchase of Class B S hares when aggregated with the value of Class B S hares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your

100   JPMORGAN U.S. EQUITY FUNDS

Financial Intermediary to designate a different share class for systematic investments.

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS1

Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds (other than the Equity Index Fund or Market Expansion Index Fund) and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. If you purchase $1 million or more of Class A Shares of Market Expansion Index Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0. 25 % of the purchase price if you redeem any or all of the Class A Shares of the Fund during the first 12 months after purchase. If you purchase $1 million or more of Class A Shares of the Equity Index Fund and are not assessed a sales charge at the time of purchase, you will not be charged any subsequent amount when you redeem. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. Although Financial Intermediaries will not receive payments for purchases of Class A Shares of the Equity Index Fund, such purchases will count towards the cumulative investment of $1 million or more. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

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How to Do Business with the Funds (continued)

Reducing Your Class A Sales Charge

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more of the JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•	Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•	Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

102   JPMORGAN U.S. EQUITY FUNDS

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	The JPMorgan Funds.
•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund , but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

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11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Funds (other than JPMT II Funds) purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of these Funds purchased on or after February 19, 2005 and for Class C Shares, the CDSC is based on the original cost of the shares.

For Class B Shares and Class C Shares, of the JPMT II Funds, the CDSC is based on the original cost.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

104   JPMORGAN U.S. EQUITY FUNDS

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a Sales Charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b–1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Except for the Class A Shares of the Value Opportunities Fund, payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

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How to Do Business with the Funds (continued)

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange; however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

106   JPMORGAN U.S. EQUITY FUNDS

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B or Class C Shares and the Fund or the Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order , minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

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How to Do Business with the Funds (continued)

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value

108   JPMORGAN U.S. EQUITY FUNDS

above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

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Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings to shareholders as distributions.

The Disciplined Equity, Diversified, Equity Index, Growth and Income, Large Cap Growth, Large Cap Value, Market Expansion Index , Multi-Cap Market Neutral and U.S. Equity Funds generally distribute net investment income, if any, at least quarterly. The Equity Income Fund generally distributes net investment income, if any, at least monthly. The Growth Advantage, U.S. Large Cap Core Plus Fund, U.S. Large Cap Value Plus, Value Advantage and Value Opportunities Funds generally distribute net investment income, if any, at least annually. The Funds will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund . Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes . In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

A Fund’s investment in certain REIT securities, debt securities, mortgage-backed securities, and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

110   JPMORGAN U.S. EQUITY FUNDS

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

A Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders.

Any increase in the principal amount of a floating-rate debt security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund (except the Value Opportunities Fund) have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. Value Opportunities Fund proxies are voted by a designated Fund officer. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

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Shareholder Information (continued)

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, with the exception of the Multi-Cap Market Neutral Fund, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

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Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
• With respect to the Diversified Fund, a diversified, balanced portfolio should mitigate the effects of wide market fluctuations, especially when stock and bond prices move in different directions

•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund (except the Equity Index and the Market Expansion Index Funds) has the option of investing up to 100% of its total assets in high quality , short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

NOVEMBER 1, 2008   113

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities

•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•  Most bonds will rise in value when interest rates fall
• Debt securities have generally outperformed money market instruments over the long term , with less risk than stocks
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser s monitor interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

114   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*,1
• Derivatives such as futures, options, swaps, and forward foreign currency contracts[2] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to a Fund which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; all Funds , except for Disciplined Equity Fund, Diversified Fund, Large Cap Value Fund, U.S. Equity Fund and Value Opportunities Fund, may use derivatives in an effort to produce increased income or gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the U.S. Large Cap Core Plus Fund may use derivatives to leverage its portfolio, the shorts are intended to offset the additional market exposure caused by that leverage
• While the Funds may use derivatives that incidentally involve leverage, except for U.S. Large Cap Core Plus Fund, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	The Multi-Cap Market Neutral Fund does not use derivatives.

2	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2008   115

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling by Multi-Cap Market Neutral Fund , U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund
• Short sales may not have the intended effects and may result in losses
• A Fund may not be able to close out a short position at a particular time or at an acceptable price
• A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked assets and posting collateral with respect to short sales may limit a Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• A Fund could make money and protect against losses if management’s analysis proves correct
• Short selling may allow a Fund to implement insights into securities it expects to underperform
• Short selling may allow a Fund to diversify its holdings across a larger number of securities

• A Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• A Fund makes short sales through brokers that the adviser has determined to be highly creditworthy
• The U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund will not engage in short selling if the total market value of all securities sold short would exceed 50% of the Fund’s net assets

Exchange Traded Funds (ETFs) and other investment companies
• If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

116   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
• Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  Except for the Diversified Fund, t he Funds anticipate that total foreign investments will not exceed 20% of total assets (10% of the net assets for the Market Expansion Index Fund)
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)
• Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

• MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

• A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

NOVEMBER 1, 2008   117

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]
• The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

• A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

• A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

Securities lending
• When a Fund [2] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
• The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

2	The Multi-Cap Market Neutral Fund, the U.S. Large Cap Core Plus Fund, the Value Advantage Fund , the U.S. Large Cap Value Plus Fund and the Value Opportunities Fund do not engage in securities lending.

118   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desire d	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
• No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality , short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
• Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

NOVEMBER 1, 2008   119

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2008	$18.45	$0.22	(g)	$(3.00)	$(2.78)	$(0.23)	$—	$—		$(0.23)
Year Ended June 30, 2007	15.33	0.18	( g)	3.15	3.33	(0.21)	—	—		(0.21)
January 1, 2006 through June 30, 2006 ( e)	15.14	0.09	( g)	0.18	0.27	(0.08)	—	—		(0.08)
Year Ended December 31, 2005	14.78	0.13	( g)	0.36	0.49	(0.13)	—	—		(0.13)
Year Ended December 31, 2004	13.50	0.13		1.30	1.43	(0.15)	—	—		(0.15)
Year Ended December 31, 2003	10.54	0.05		2.99	3.04	(0.08)	—	—	( h)	(0.08)

Diversified Fund
Class A
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	—		(1.63)
Year Ended June 30, 2007	14.24	0.32		1.89	2.21	(0.31)	(0.46)	—		(0.77)
January 1, 2006 through June 30, 2006 (e)	14.04	0.14	(g)	0.21	0.35	(0.15)	—	—		(0.15)
Year Ended December 31, 2005	13.73	0.23	(g)	0.32	0.55	(0.24)	—	—		(0.24)
Year Ended December 31, 2004	12.79	0.17	(g)	0.96	1.13	(0.19)	—	—		(0.19)
March 24, 2003 (f) through December 31, 2003	10.77	0.09	(g)	2.06	2.15	(0.13)	—	—		(0.13)

Class B
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	—		(1.55)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	—		(0.69)
January 1, 2006 through June 30, 2006 (e)	14.03	0.11	(g)	0.21	0.32	(0.12)	—	—		(0.12)
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	—		(0.17)
Year Ended December 31, 2004	12.79	0.08	(g)	0.96	1.04	(0.11)	—	—		(0.11)
March 24, 2003 (f) through December 31, 2003	10.77	0.03	(g)	2.06	2.09	(0.07)	—	—		(0.07)

Class C
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	—		(1.56)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	—		(0.70)
January 1, 2006 through June 30, 2006 (e)	14.03	0.11	(g)	0.21	0.32	(0.12)	—	—		(0.12)
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	—		(0.17)
Year Ended December 31, 2004	12.80	0.08	(g)	0.95	1.03	(0.11)	—	—		(0.11)
March 24, 2003 (f) through December 31, 2003	10.77	0.03	(g)	2.07	2.10	(0.07)	—	—		(0.07)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expenses, each of which is less than 0.01%, if applicable.

( e )	The Fund changed its fiscal year end from December 31 to June 30.

( f )	Commencement of offering of class of shares.

( g )	Calculated based upon average shares outstanding.

( h )	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

120   JPMORGAN U.S. EQUITY FUNDS

			Ratios/Supplemental data
						Ratios to average net assets (a)

Redemption fees		Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$—		$15.44	(15.18)%		$1,487	0.85%	1.26%	0.92%	72%
—		18.45	21.82		1,628	0.85	1.07	0.92	59
—	(h)	15.33	1.78		1,141	0.85	1.14	0.95	34
—		15.14	3.33		957	0.87	0.87	1.04	44
—		14.78	10.64		1,847	0.95	1.01	1.67	49
—		13.50	28.96		2,000	0.95	0.74	2.31	77

—		13.23	(5.68	) ( i)	134,183	1.14	2.04	1.33	234
—		15.68	15.79		159,579	1.14	2.11	1.34	218
—		14.24	2.51		140,537	1.14	2.01	1.42	127
—		14.04	4.04		149,015	1.14	1.65	1.30	214
—		13.73	8.94		42,711	1.25	1.32	1.63	242
—		12.79	20.00		46,000	1.25	1.04	1.70	21 0

—		13.24	(6.20	)( i)	37,605	1.65	1.51	1.83	234
—		15.69	15.30		69,996	1.65	1.57	1.84	218
—		14.23	2.24		106,044	1.65	1.49	1.92	127
—		14.03	3.49		128,985	1.65	1.16	1.79	214
—		13.72	8.16		13,641	1.93	0.63	2.13	242
—		12.79	19.42		14,000	1.93	0.35	2.20	210

—		13.22	(6.24	)( i)	3,636	1.65	1.53	1.83	234
—		15.68	15.32		5,015	1.65	1.60	1.84	218
—		14.23	2.24		4,489	1.65	1.49	1.92	127
—		14.03	3.50		5,314	1.65	1.15	1.79	214
—		13.72	8.10		786	1.93	0.65	2.13	242
—		12.80	19.48		1,000	1.93	0.36	2.20	210

NOVEMBER 1, 2008   121

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2008	$12.42	$0.28	(c)	$(2.17)	$(1.89)	$(0.26)	$(1.16)	$(1.42)
Year Ended June 30, 2007	12.10	0.26	(c)	2.26	2.52	(0.26)	(1.94)	(2.20)
Year Ended June 30, 2006	15.57	0.27	(c)	0.79	1.06	(0.30)	(4.23)	(4.53)
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	(2.76)
Year Ended June 30, 2004	15.00	0.21		2.12	2.33	(0.21)	(0.52)	(0.73)

Class B
Year Ended June 30, 2008	12.36	0.22	(c)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(c)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(c)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.10		2.12	2.22	(0.11)	(0.52)	(0.63)

Class C
Year Ended June 30, 2008	12.35	0.22	(c)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(c)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(c)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.09		2.13	2.22	(0.11)	(0.52)	(0.63)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( c)	Calculated based upon average shares outstanding.

(d)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

122   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a )		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$9.11	(16.48	)%(d)	$97,572	1.18%	2.61%	1.18%	49%
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21
15.57	11.18		118,328	1.12	1.93	1.25	68
16.60	15.93		89,123	1.24	1.36	1.36	15

9.05	(16.99	)(d)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21
15.52	10.40		56,778	1.79	1.23	1.87	68
16.57	15.09		69,716	1.99	0.62	2.01	15

9.05	(16.92	)(d)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21
15.52	10.40		7,532	1.74	1.33	1.80	68
16.57	15.12		4,244	1.99	0.59	2.01	15

NOVEMBER 1, 2008   123

Financial Highlights (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Equity Index Fund
Class A
Year Ended June 30, 2008	$34.16	$0.53	(c)	$(5.09)	$(4.56)	$(0.52)
Year Ended June 30, 2007	28.90	0.48	(c)	5.28	5.76	(0.50)
Year Ended June 30, 2006	27.12	0.42	(c)	1.79	2.21	(0.43)
Year Ended June 30, 2005	26.06	0.45		1.06	1.51	(0.45)
Year Ended June 30, 2004	22.26	0.28		3.80	4.08	(0.28)

Class B
Year Ended June 30, 2008	34.02	0.28	(c)	(5.07)	(4.79)	(0.25)
Year Ended June 30, 2007	28.78	0.23	(c)	5.26	5.49	(0.25)
Year Ended June 30, 2006	27.01	0.20	(c)	1.78	1.98	(0.21)
Year Ended June 30, 2005	25.95	0.17		1.13	1.30	(0.24)
Year Ended June 30, 2004	22.17	0.09		3.78	3.87	(0.09)

Class C
Year Ended June 30, 2008	34.04	0.29	(c)	(5.08)	(4.79)	(0.27)
Year Ended June 30, 2007	28.81	0.24	(c)	5.25	5.49	(0.26)
Year Ended June 30, 2006	27.04	0.21	(c)	1.78	1.99	(0.22)
Year Ended June 30, 2005	25.99	0.21		1.08	1.29	(0.24)
Year Ended June 30, 2004	22.19	0.09		3.80	3.89	(0.09)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(c)	Calculated based upon average shares outstanding.

(d)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

124   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) ( a )		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$29.08	(13.47	)% (d)	$594,810	0.45%	1.64%	0.97%	12%
34.16	20.02		624,107	0.45	1.50	0.94	9
28.90	8.19		451,728	0.45	1.47	0.98	10
27.12	5.80		440,531	0.52	1.61	0.95	11
26.06	18.38		487,351	0.60	1.11	0.89	5

28.98	(14.12	) (d)	71,403	1.20	0.87	1.47	12
34.02	19.12		135,620	1.20	0.75	1.44	9
28.78	7.35		168,233	1.20	0.72	1.49	10
27.01	5.02		246,159	1.27	0.87	1.55	11
25.95	17.47		349,686	1.35	0.37	1.55	5

28.98	(14.13	) (d)	72,637	1.20	0.89	1.47	12
34.04	19.11		92,205	1.20	0.75	1.44	9
28.81	7.36		81,673	1.20	0.72	1.48	10
27.04	5.02		94,025	1.27	0.86	1.55	11
25.99	17.51		120,502	1.35	0.36	1.54	5

NOVEMBER 1, 2008   125

Financial Highlights (continued)

	Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2008	$8.18	$(0.05	)(g)	$0.01		$(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(g)	1.60		1.55
January 1, 2006 through June 30, 2006 (e)	6.35	(0.01	)(g)	0.29		0.28
Year Ended December 31, 2005	5.74	(0.05	)(g)	0.66		0.61
Year Ended December 31, 2004	4.91	(0.03	)(g)	0.86		0.83
Year Ended December 31, 2003	3.57	(0.04	)(g)	1.38		1.34

Class B
Year Ended June 30, 2008	7.76	(0.09	)(g)	—	(h)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(g)	1.53		1.43
January 1, 2006 through June 30, 2006 (e)	6.08	(0.03	)(g)	0.28		0.25
Year Ended December 31, 2005	5.54	(0.09)		0.63		0.54
Year Ended December 31, 2004	4.77	(0.07	)(g)	0.84		0.77
Year Ended December 31, 2003	3.49	(0.07	)(g)	1.35		1.28

Class C
Year Ended June 30, 2008	7.76	(0.09	)(g)	0.01		(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(g)	1.53		1.42
May 1, 2006 (f) through June 30, 2006 (e)	6.80	(0.04	)(g)	(0.42)		(0.46)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

126   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.14	(0.49)%	$70,546	1.34%		(0.58)%	1.47%	118%
8.18	23.38	49,782	1.36	(i)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118
4.91	37.53	58,000	1.35		(1.05)	1.77	69

7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(i)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118
4.77	36.68	3,000	2.05		(1.75)	2.33	69

7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(i)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

NOVEMBER 1, 2008   127

Financial Highlights (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2008	$40.42	$0.39	(f)	$(7.22)	$(6.83)	$(0.37)	$(5.25)	$(5.62)
Year Ended June 30, 2007	34.67	0.35	(f)	7.49	7.84	(0.35)	(1.74)	(2.09)
January 1, 2006 through June 30, 2006 (e)	33.55	0.15	(f)	1.11	1.26	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.00	0.23	(f)	0.99	1.22	(0.24)	(0.43)	(0.67)
Year Ended December 31, 2004	29.18	0.25	(f)	3.81	4.06	(0.24)	—	(0.24)
Year Ended December 31, 2003	23.31	0.21	(f)	5.88	6.09	(0.22)	—	(0.22)

Class B
Year Ended June 30, 2008	39.67	0.21	(f)	(7.07)	(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(f)	7.35	7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (e)	32.95	0.06	(f)	1.09	1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(f)	0.99	1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(f)	3.73	3.83	(0.09)	—	(0.09)
Year Ended December 31, 2003	22.91	0.08	(f)	5.78	5.86	(0.10)	—	(0.10)

Class C
Year Ended June 30, 2008	38.18	0.21	(f)	(6.79)	(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(f)	7.08	7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (e)	31.81	0.06	(f)	1.05	1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(f)	0.95	1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(f)	3.60	3.70	(0.11)	—	(0.11)
Year Ended December 31, 2003	22.19	0.08	(f)	5.59	5.67	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

128   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$27.97	(18.43)%	$413,710	1.16%	1.15%	1.16%	69%
40.42	23.20	581,817	1.17	0.94	1.17	49
34.67	3.76	523,111	1.26	0.85	1.30	16
33.55	3.72	543,010	1.24	0.68	1.24	41	(g)
33.00	13.98	601,100	1.30	0.84	1.41	44	(g)
29.18	26.27	610,000	1.30	0.83	1.45	37	(g)

27.36	(18.84)	12,097	1.66	0.62	1.66	69
39.67	22.61	21,336	1.67	0.43	1.67	49
34.05	3.50	28,724	1.76	0.34	1.80	16
32.95	3.21	38,820	1.74	0.16	1.74	41	(g)
32.41	13.38	63,113	1.80	0.32	1.91	44	(g)
28.67	25.66	76,000	1.80	0.32	2.00	37	(g)

26.13	(18.85)	3,598	1.66	0.64	1.66	69
38.18	22.61	5,349	1.67	0.44	1.67	49
32.86	3.50	5,324	1.76	0.34	1.80	16
31.81	3.21	5,645	1.74	0.19	1.74	41	(g)
31.33	13.38	6,027	1.80	0.34	1.91	44	(g)
27.74	25.64	6,000	1.80	0.32	2.00	37	(g)

NOVEMBER 1, 2008   129

Financial Highlights (continued)

		Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net asset value, end of period
Large Cap Growth Fund
Class A
Year Ended June 30, 2008	$18.67	$(0.07	) (c)	$0.90	$0.83	$—		$19.50
Year Ended June 30, 2007	16.03	(0.05	) (c)	2.69	2.64	—		18.67
Year Ended June 30, 2006	14.96	(0.06	) (c)	1.13	1.07	—		16.03
Year Ended June 30, 2005	14.82	0.01		0.16	0.17	(0.03)		14.96
Year Ended June 30, 2004	12.93	(0.04)		1.93	1.89	—		14.82

Class B
Year Ended June 30, 2008	16.99	(0.16	) (c)	0.82	0.66	—		17.65
Year Ended June 30, 2007	14.65	(0.13	) (c)	2.47	2.34	—		16.99
Year Ended June 30, 2006	13.75	(0.13	) (c)	1.03	0.90	—		14.65
Year Ended June 30, 2005	13.69	(0.55)		0.61	0.06	—	( d)	13.75
Year Ended June 30, 2004	12.04	(0.15)		1.80	1.65	—		13.69

Class C
Year Ended June 30, 2008	16.84	(0.16	) (c)	0.82	0.66	—		17.50
Year Ended June 30, 2007	14.53	(0.13	) (c)	2.44	2.31	—		16.84
Year Ended June 30, 2006	13.63	(0.13	) (c)	1.03	0.90	—		14.53
Year Ended June 30, 2005	13.57	(0.60)		0.66	0.06	—	( d)	13.63
Year Ended June 30, 2004	11.93	(0.14)		1.78	1.64	—		13.57

( a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

( b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( c)	Calculated based upon average shares outstanding.

( d)	Amount rounds to less than $0.01.

( e)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

130   JPMORGAN U.S. EQUITY FUNDS

Ratios/Supplemental data
			Ratios to average net assets
Total return (excludes sales charge) ( a )		Net assets end of period (000’s)	Net expenses ( b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

4.45	%(e)	$251,333	1.24%	(0.36)%	1.28%	52%
16.47		227,544	1.24	(0.29)	1.26	35
7.15		207,103	1.24	(0.36)	1.30	49
1.14		234,983	1.24	0.12	1.34	112
14.62		262,069	1.24	(0.25)	1.36	46

3.88	( e)	60,623	1.77	(0.88)	1.78	52
15.97		107,034	1.76	(0.81)	1.76	35
6.55		161,461	1.78	(0.90)	1.80	49
0.46		218,707	1.91	(0.54)	1.95	112
13.70		300,533	1.99	(1.00)	2.01	46

3.92	( e)	12,465	1.77	(0.88)	1.78	52
15.90		11,602	1.76	(0.81)	1.76	35
6.60		11,163	1.78	(0.89)	1.81	49
0.45		12,179	1.92	(0.55)	1.95	112
13.75		20,271	1.99	(1.00)	2.01	46

NOVEMBER 1, 2008   131

Financial Highlights (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2008	$18.54	$0.20	(c)	$(3.94)	$(3.74)	$(0.17)	$(3.97)	$(4.14)
Year Ended June 30, 2007	16.55	0.23	(c)	3.52	3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(c)	1.18	1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37	1.57	(0.20)	—	(0.20)
Year Ended June 30, 2004	12.16	0.13		2.31	2.44	(0.13)	—	(0.13)

Class B
Year Ended June 30, 2008	18.38	0.13	(c)	(3.92)	(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(c)	3.50	3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(c)	1.17	1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42	1.47	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.08	0.03		2.29	2.32	(0.03)	—	(0.03)

Class C
Year Ended June 30, 2008	18.32	0.13	(c)	(3.91)	(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(c)	3.50	3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(c)	1.15	1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37	1.46	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.06	0.03		2.29	2.32	(0.03)	—	(0.03)

( a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

( b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( c)	Calculated based upon average shares outstanding.

( d)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

132   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) ( a)		Net assets end of period (000’s)	Net expenses ( b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.66	(23.52	)%( d)	$31,227	1.09%	1.39%	1.09%	93%
18.54	23.49		48,264	1.07	1.27	1.07	77
16.55	8.93		44,110	1.08	1.31	1.11	72
15.84	10.87		58,488	1.08	1.29	1.21	112
14.47	20.14		64,318	1.18	1.01	1.29	32

10.52	(24.04	)( d)	7,337	1.59	0.89	1.59	93
18.38	22.89		14,870	1.57	0.77	1.57	77
16.42	8.37		15,437	1.58	0.81	1.61	72
15.72	10.22		23,304	1.74	0.61	1.81	112
14.37	19.24		27,036	1.93	0.25	1.94	32

10.47	(24.06	)( d)	2,830	1.59	0.89	1.59	93
18.32	22.92		5,143	1.57	0.77	1.57	77
16.37	8.30		4,850	1.58	0.82	1.61	72
15.69	10.10		5,678	1.73	0.62	1.80	112
14.35	19.27		5,716	1.93	0.25	1.94	32

NOVEMBER 1, 2008   133

Financial Highlights (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Market Expansion Index Fund
Class A
Year Ended June 30, 2008	$13.58	$0.08	(c)	$(1.63)	$(1.55)	$(0.07)	$(1.75)	$(1.82)
Year Ended June 30, 2007	12.47	0.09	(c)	2.13	2.22	(0.09)	(1.02)	(1.11)
Year Ended June 30, 2006	12.05	0.07		1.51	1.58	(0.08)	(1.08)	(1.16)
Year Ended June 30, 2005	10.72	0.05		1.51	1.56	(0.05)	(0.18)	(0.23)
Year Ended June 30, 2004	8.32	0.03		2.39	2.42	(0.02)	—	(0.02)

Class B
Year Ended June 30, 2008	13.33	(0.01	)(c)	(1.59)	(1.60)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	12.28	—	(c)(d)	2.09	2.09	(0.02)	(1.02)	(1.04)
Year Ended June 30, 2006	11.89	(0.01)		1.48	1.47	— (d)	(1.08)	(1.08)
Year Ended June 30, 2005	10.61	(0.02)		1.48	1.46	— (d)	(0.18)	(0.18)
Year Ended June 30, 2004	8.27	(0.03)		2.37	2.34	—	—	—

Class C
Year Ended June 30, 2008	12.94	(0.01	)(c)	(1.54)	(1.55)	(0.01)	(1.75)	(1.76)
Year Ended June 30, 2007	11.96	—	(c)(d)	2.02	2.02	(0.02)	(1.02)	(1.04)
Year Ended June 30, 2006	11.60	(0.01)		1.45	1.44	— (d)	(1.08)	(1.08)
Year Ended June 30, 2005	10.36	(0.02)		1.44	1.42	— (d)	(0.18)	(0.18)
Year Ended June 30, 2004	8.08	(0.04)		2.32	2.28	—	—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(c)	Calculated based upon average shares outstanding.

(d)	Amount rounds to less than $0.01.

(e)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

134   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)		Net assets end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$10.21	(11.79	)% (e)	$65,663	0.70%	0.70%	0.94%	65%
13.58	18.69		82,813	0.70	0.72	0.94	44
12.47	13.63		75,282	0.66	0.62	0.95	53
12.05	14.66		61,153	0.75	0.53	0.94	64
10.72	29.16		38,952	0.77	0.35	1.03	52

9.97	(12.45	) (e)	17,126	1.44	(0.05)	1.44	65
13.33	17.82		26,451	1.43	(0.03)	1.43	44
12.28	12.81		28,614	1.40	(0.12)	1.45	53
11.89	13.84		26,820	1.44	(0.17)	1.54	64
10.61	28.30		22,459	1.52	(0.41)	1.68	52

9.63	(12.43	) (e)	15,669	1.44	(0.06)	1.44	65
12.94	17.75		25,149	1.43	(0.01)	1.44	44
11.96	12.88		21,753	1.40	(0.12)	1.45	53
11.60	13.80		19,793	1.44	(0.19)	1.54	64
10.36	28.22		16,679	1.53	(0.41)	1.68	52

NOVEMBER 1, 2008   135

Financial Highlights (continued)

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2008	$11.24	$0.28	( c)	$(0.74)	$(0.46)	$(0.54)	$—	$(0.01)	$(0.55)	$—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	( d)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)		0.64	0.59	—	(0.03)	—	(0.03)	—

Class B
Year Ended June 30, 2008	11.07	0.17	( c)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	( d)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)		0.64	0.52	—	(0.03)	—	(0.03)	—

Class C
Year Ended June 30, 2008	11.07	0.19	( c)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	( d)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)		0.62	0.52	—	(0.03)	—	(0.03)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( c)	Calculated based on average shares outstanding.

(d)	Amount rounds to less than $0.01.

136   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (b)	Net expenses (excluding dividend expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate

$10.23	(4.00)%	$77,838	2.52%	1.51%	2.62%	2.94%	1.93%	116%
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73	1.85	257

10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198
10.53	5.14	29,222	3.13	2.25	(1.65)	3.43	2.55	257

10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40	2.55	257

NOVEMBER 1, 2008   137

Financial Highlights (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2008	$12.36	$0.10	(f)	$(1.25)	$(1.15)	$(0.09)		$(1.56)	$(1.65)
Year Ended June 30, 2007	11.28	0.10	(f)	2.47	2.57	(0.10)		(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (e)	10.99	0.05	(f)	0.29	0.34	(0.05)		—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(f)	0.16	0.23	(0.07)		(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(f)	0.97	1.05	(0.07)		—	(0.07)
Year Ended December 31, 2003	7.61	0.04	(f)	2.41	2.45	(0.05)		—	(0.05)

Class B
Year Ended June 30, 2008	12.24	0.04	(f)	(1.24)	(1.20)	(0.03)		(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(f)	2.45	2.49	(0.04)		(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (e)	10.90	0.02	(f)	0.28	0.30	(0.02)		—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(f)	0.16	0.18	(0.02)		(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(f) ( g)	0.97	0.97	(0.02)		—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	) (f)	2.39	2.37	—	( g)	—	—	( g)

Class C
Year Ended June 30, 2008	12.23	0.04	(f)	(1.23)	(1.19)	(0.04)		(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(f)	2.44	2.48	(0.04)		(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (e)	10.90	0.02	(f)	0.28	0.30	(0.02)		—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(f)	0.16	0.18	(0.02)		(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(f) ( g)	0.97	0.97	(0.02)		—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	) (f)	2.39	2.37	—	( g)	—	—	(g)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

( f)	Calculated based upon average shares outstanding.

( g)	Amount rounds to less than $0.01.

( h)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

138   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.56	(10.55	)%( h)	$120,365	1.05%	0.91%	1.07%	103%
12.36	24.09		143,393	1.05	0.85	1.10	112
11.28	3.10		137,548	1.05	0.81	1.12	85
10.99	2.11		151,595	1.04	0.69	1.07	83
10.99	10.50		52,893	1.05	0.80	1.46	82
10.01	32.32		50,000	1.05	0.50	1.54	101

9.45	(11.08	)( h)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83
10.90	9.74		24,746	1.75	0.03	1.97	82
9.95	31.29		29,000	1.75	(0.20)	2.04	101

9.44	(11.03	)( h)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112
11.18	2.77		9,372	1.57	0.29	1.62	85
10.90	1.64		10,257	1.56	0.17	1.58	83
10.90	9.74		4,376	1.75	0.04	1.96	82
9.95	31.29		5,000	1.75	(0.20)	2.04	101

NOVEMBER 1, 2008   139

Financial Highlights (continued)

	Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2008	$20.98	$0.07		$(1.76)	$(1.69)	$(0.08)	$(0.65)	$(0.73)	$18.56
Year Ended June 30, 2007	16.48	0.12	( g)	4.53	4.65	(0.01)	(0.14)	(0.15)	20.98
November 1, 2005 (e) through June 30, 2006 ( j)	15.00	0.08	( g)	1.44	1.52	(0.04)	—	(0.04)	16.48

Class C
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37
Year Ended June 30, 2007	16.44	0.03	( g)	4.50	4.53	—	(0.14)	(0.14)	20.83
November 1, 2005 (e) through June 30, 2006 ( j)	15.00	0.02	( g)	1.44	1.46	(0.02)	—	(0.02)	16.44

U.S. Large Cap Value Plus Fund
Class A
November 30, 2007 ( e) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	—	(0.04)	12.20

Class C
November 30, 2007 ( e) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	—	(0.04)	12.17

Value Advantage Fund
Class A
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)	16.38
Year Ended June 30, 2007	17.17	0.26	(g)	3.42	3.68	(0.12)	(0.28)	(0.40)	20.45
January 1, 2006 through June 30, 2006 ( f)	15.88	0.10	(g)	1.19	1.29	—	—	—	17.17
February 28, 2005 ( e) through December 31, 2005	15.00	0.13	(g)	0.99	1.12	(0.06)	(0.18)	(0.24)	15.88

Class C
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)	16.25
Year Ended June 30, 2007	17.10	0.17	(g)	3.38	3.55	(0.06)	(0.28)	(0.34)	20.31
January 1, 2006 through June 30, 2006 ( f)	15.85	0.05	(g)	1.20	1.25	—	—	—	17.10
February 28, 2005 ( e) through December 31, 2005	15.00	0.06	(g)	1.00	1.06	(0.03)	(0.18)	(0.21)	15.85

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Calculated based upon average shares outstanding.

(h)	Includes interest expense of 0.39%.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(j)	The Fund changed its fiscal year end from October 31 to June 30.

140   JPMORGAN U.S. EQUITY FUNDS

Ratios/Supplemental data
				Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (d)		Net expenses (excluding dividend expenses for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (b)

(8.36)%	$107,496	1.57%		1.25%		0.75%	1.96%		1.64%		124%
28.35	3,090	1.66		1.25		0.64	2.17		1.76		138
10.13	551	1.50		1.24		0.71	4.82		4.55		92

(8.74)	36,663	2.07		1.75		0.26	2.46		2.14		124
27.64	983	2.16		1.75		0.17	2.72		2.31		138
9.77	549	2.00		1.74		0.21	5.32		5.05		92

(18.44)	96	2.15	( h)	1.64	( h)	1.41	13.57	( i)	13.06	( i)	57

(18.67)	159	2.65	( h)	2.14	( h)	0.82	14.12	( i)	13.61	( i)	57

(14.42)	152,696	1.25		1.25		1.87	1.43		1.43		103
21.58	201,151	1.25		1.25		1.36	1.41		1.41		77
8.12	77,691	1.25		1.25		1.16	1.67		1.67		55
7.46	45,163	1.25		1.25		1.02	1.82		1.82		90

(14.86)	182,093	1.75		1.75		1.36	1.93		1.93		103
20.93	247,794	1.75		1.75		0.87	1.91		1.91		77
7.89	83,777	1.75		1.75		0.64	2.17		2.17		55
7.03	55,875	1.75		1.75		0.47	2.39		2.39		90

NOVEMBER 1, 2008   141

Financial Highlights (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Value Opportunities Fund
Class A
Year Ended June 30, 2008	$21.32	$0.24	$(4.95)	$(4.71)	$(0.23)	$(2. 02)	$(2.25)
Year Ended June 30, 2007	17.95	0.25	3.85	4.10	(0.25)	(0.48)	(0.73)
January 1, 2006 to June 30, 2006 ( e)	17.15	0.13	0.67	0.80	—	—	—
Year Ended December 31, 2005	17.00	0.18	0.45	0.63	(0.17)	(0.31)	(0.48)
Year Ended December 31, 2004	16.62	0.15	2.70	2.85	(0.15)	(2.32)	(2.47)
Year Ended December 31, 2003	15.48	0.10	4.86	4.96	(0.10)	(3.72)	(3.82)

Class B
Year Ended June 30, 2008	20.94	0.16	(4. 88)	(4.72)	(0.13)	(2. 02)	(2.15)
Year Ended June 30, 2007	17.66	0.15	3.78	3.93	(0.17)	(0.48)	(0.65)
January 1, 2006 to June 30, 2006 ( e)	16.91	0.08	0.67	0.75	—	—	—
Year Ended December 31, 2005	16.77	0.11	0.40	0.51	(0.06)	(0.31)	(0.37)
Year Ended December 31, 2004	16.45	0.02	2.64	2.66	(0.02)	(2.32)	(2.34)
Year Ended December 31, 2003	15.40	(0.01)	4.78	4.77	—	(3.72)	(3.72)

Class C
Year Ended June 30, 2008	20.97	0.16	(4.89)	(4.73)	(0.13)	(2. 02)	(2.15)
Year Ended June 30, 2007	17.67	0.14	3.80	3.94	(0.16)	(0.48)	(0.64)
January 1, 2006 to June 30, 2006 ( e)	16.92	0.08	0.67	0.75	—	—	—
February 23, 2005 to December 31, 2005 (f)	16.59	0.10	0.59	0.69	(0.05)	(0.31)	(0.36)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

142   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) ( b)(c )	Net assets end of period (000’s)	Net expenses ( d )	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.36	(23.72)%	$66,061	1. 05%	1.41%	1.14%	80%
21.32	23.23	97,106	1.07	1.28	1.21	80
17.95	4.66	77,228	1.10	1.47	1.23	42
17.15	3.66	74,797	1.07	1.22	1.17	70
17.00	17.14	43,255	1.44	0.88	1.62	41
16.62	32.63	39,014	1.41	0.64	1.65	61

14.07	(24.14)	7 ,149	1.55	0.90	1.64	80
20.94	22.57	12,175	1.57	0.78	1.71	80
17.66	4.44	9,370	1.60	0.97	1.73	42
16.91	3.03	8,233	1.64	0.66	1.73	70
16.77	16.14	384	2.26	0.15	2.41	41
16.45	31.56	98	2.14	(0.08)	2.38	61

14.09	(24.16)	6,347	1.55	0.90	1.64	80
20.97	22.64	10,554	1.57	0.78	1.71	80
17.67	4.43	8,011	1.60	0.97	1.73	42
16.92	4.16	7,854	1.64	0.67	1.73	70

NOVEMBER 1, 2008   143

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

On February 18, 2005, Diversified Fund and U.S. Equity Fund each acquired the assets and liabilities of a series of One Group Mutual Funds (now known as JPMorgan Trust II). As a result of that acquisition of assets and liabilities, the following disclosure is applicable to any JPMTII Fund or those Funds that acquired the assets and liabilities of a series of One Group Mutual Funds.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “ SEC Order ” ) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

144   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMTII) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMTI) are subject to a Reduced Rate. The Reduced Rate on various Classes of the Reduced Rate Funds were implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM or JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM, JPMIA and/or their affiliates, as applicable.

REDUCED RATE FUNDS

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Equity Income Fund	Class A	1.1 9%	1.1 9%
	Class B	1.6 9	1.6 9
	Class C	1.6 9	1.6 9

JPMorgan Equity Index Fund	Class A	0.4 6	0.9 8
	Class B	1.2 1	1.4 8
	Class C	1.2 1	1.4 8

JPMorgan Large Cap Value Fund	Class A	1.0 9	1.0 9
	Class B	1.5 9	1.5 9
	Class C	1.5 9	1.5 9

JPMorgan U.S. Equity Fund	Class A	1.05	1.0 7
	Class B	1.57	1. 57
	Class C	1.57	1. 57

NOVEMBER 1, 2008   145

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NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio	Gross Expense Ratio
JPMorgan Diversified Fund	Class A	1.1 5%	1.34%
	Class B	1.6 6	1.84
	Class C	1.6 6	1.84

JPMorgan Large Cap Growth Fund	Class A	1.24	1.2 8
	Class B	1.7 8	1.7 8
	Class C	1.7 8	1.7 8

JPMorgan Market Expansion Index Fund	Class A	0.8 3	0.9 5
	Class B	1.4 5	1.4 5
	Class C	1.4 5	1.4 5

JPMorgan Multi-Cap Market Neutral Fund	Class A	2. 7 9	2 . 9 6
	Class B	3. 4 7	3. 4 7
	Class C	3. 4 7	3. 4 7

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The Reduced Rate for each Reduced Rate Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

146   JPMORGAN U.S. EQUITY FUNDS

Reduced Rate Funds

JPMorgan Equity Income Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$640	–0.51%	–1.64%	–1.64%	$172	5.00%	3.31%	3.31%
October 31, 2010	119	4.46	2.11	3.81	177	10.25	6.73	3.31
October 31, 2011	124	9.68	6.00	3.81	183	15.76	10.26	3.31
October 31, 2012	129	15.17	10.04	3.81	189	21.55	13.91	3.31
October 31, 2013	133	20.93	14.23	3.81	196	27.63	17.68	3.31
October 31, 2014	139	26.97	18.58	3.81	202	34.01	21.58	3.31
October 31, 2015	144	33.32	23.10	3.81	209	40.71	25.60	3.31
October 31, 2016	149	39.99	27.79	3.81	216	47.75	29.76	3.31
October 31, 2017	155	46.99	32.66	3.81	223	55.13	34.05	3.31
October 31, 2018	161	54.34	37.71	3.81	230	62.89	38.49	3.31

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 272	4.00%	2.31%	2.31%

	Class B1
	Annual Costs		Gross Cu mulative Return		Net Cu mulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$172	$672	5.00%	0.00%	3.31%	–1.69%	3.31%	–1.69%
October 31, 2010	177	577	10.25	6.25	6.73	2.73	3.31	–0.56
October 31, 2011	183	483	15.76	12.76	10.26	7.26	3.31	0.50
October 31, 2012	189	489	21.55	18.55	13.91	10.91	3.31	0.59
October 31, 2013	196	396	27.63	25.63	17.68	15.68	3.31	1.55
October 31, 2014	202	302	34.01	33.01	21.58	20.58	3.31	2.46
October 31, 2015	209	209	40.71	40.71	25.60	25.60	3.31	3.31
October 31, 2016	216	216	47.75	47.75	29.76	29.76	3.31	3.31
October 31, 2017	157	157	55.13	55.13	34.70	34.70	3.81	3.81
October 31, 2018	163	163	62.89	62.89	39.84	39.84	3.81	3.81

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2008   147

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Equity Index Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$570	–0.51%	–0.95%	–0.95%	$123	5.00%	3.79%	3.79%
October 31, 2010	99	4.46	3.03	4.02	156	10.25	7.44	3.52
October 31, 2011	103	9.68	7.18	4.02	162	15.76	11.23	3.52
October 31, 2012	107	15.17	11.48	4.02	168	21.55	15.14	3.52
October 31, 2013	111	20.93	15.97	4.02	173	27.63	19.19	3.52
October 31, 2014	116	26.97	20.63	4.02	180	34.01	23.39	3.52
October 31, 2015	121	33.32	25.48	4.02	186	40.71	27.73	3.52
October 31, 2016	125	39.99	30.52	4.02	192	47.75	32.23	3.52
October 31, 2017	130	46.99	35.77	4.02	199	55.13	36.88	3.52
October 31, 2018	136	54.34	41.23	4.02	206	62.89	41.70	3.52

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 223	4.00%	2.79%	2.79%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$123	$623	5.00%	0.00%	3.79%	–1.21%	3.79%	–1.21%
October 31, 2010	156	556	10.25	6.25	7.44	3.44	3.52	–0.33
October 31, 2011	162	462	15.76	12.76	11.23	8.23	3.52	0.73
October 31, 2012	168	468	21.55	18.55	15.14	12.14	3.52	0.82
October 31, 2013	173	373	27.63	25.63	19.19	17.19	3.52	1.78
October 31, 2014	180	280	34.01	33.01	23.39	22.39	3.52	2.68
October 31, 2015	186	186	40.71	40.71	27.73	27.73	3.52	3.52
October 31, 2016	192	192	47.75	47.75	32.23	32.23	3.52	3.52
October 31, 2017	132	132	55.13	55.13	37.54	37.54	4.02	4.02
October 31, 2018	138	138	62.89	62.89	43.07	43.07	4.02	4.02

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

148   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Value Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$630	–0.51%	–1.55%	–1.55%	$162	5.00%	3.41%	3.41%
October 31, 2010	109	4.46	2.30	3.91	167	10.25	6.94	3.41
October 31, 2011	114	9.68	6.30	3.91	173	15.76	10.58	3.41
October 31, 2012	118	15.17	10.46	3.91	179	21.55	14.35	3.41
October 31, 2013	123	20.93	14.78	3.91	185	27.63	18.25	3.41
October 31, 2014	128	26.97	19.27	3.91	191	34.01	22.29	3.41
October 31, 2015	133	33.32	23.93	3.91	198	40.71	26.46	3.41
October 31, 2016	138	39.99	28.78	3.91	204	47.75	30.77	3.41
October 31, 2017	143	46.99	33.81	3.91	211	55.13	35.23	3.41
October 31, 2018	149	54.34	39.04	3.91	219	62.89	39.84	3.41

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 262	4.00%	2.41%	2.41%

	Class B1
	Annual Costs		Gross Cu mulative Return		Net Cu mulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$162	$662	5.00%	0.00%	3.41%	–1.59%	3.41%	–1.59%
October 31, 2010	167	567	10.25	6.25	6.94	2.94	3.41	–0.46
October 31, 2011	173	473	15.76	12.76	10.58	7.58	3.41	0.60
October 31, 2012	179	479	21.55	18.55	14.35	11.35	3.41	0.70
October 31, 2013	185	385	27.63	25.63	18.25	16.25	3.41	1.66
October 31, 2014	191	291	34.01	33.01	22.29	21.29	3.41	2.56
October 31, 2015	198	198	40.71	40.71	26.46	26.46	3.41	3.41
October 31, 2016	204	204	47.75	47.75	30.77	30.77	3.41	3.41
October 31, 2017	145	145	55.13	55.13	35.88	35.88	3.91	3.91
October 31, 2018	151	151	62.89	62.89	41.19	41.19	3.91	3.91

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2008   149

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan U.S. Equity Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$626	–0.51%	–1.51%	–1.51%	$160	5.00%	3.43%	3.43%
October 31, 2010	107	4.46	2.36	3.93	165	10.25	6.98	3.43
October 31, 2011	112	9.68	6.39	3.93	171	15.76	10.65	3.43
October 31, 2012	116	15.17	10.57	3.93	177	21.55	14.44	3.43
October 31, 2013	121	20.93	14.91	3.93	183	27.63	18.37	3.43
October 31, 2014	125	26.97	19.43	3.93	189	34.01	22.43	3.43
October 31, 2015	130	33.32	24.12	3.93	196	40.71	26.63	3.43
October 31, 2016	135	39.99	29.00	3.93	202	47.75	30.97	3.43
October 31, 2017	141	46.99	34.07	3.93	209	55.13	35.46	3.43
October 31, 2018	146	54.34	39.34	3.93	216	62.89	40.11	3.43

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 260	4.00%	2.43%	2.43%

	Class B1
	Annual Costs		Gross Cum ulative Return		Net Cu mulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$160	$660	5.00%	0.00%	3.43%	–1.57%	3.43%	–1.57%
October 31, 2010	165	565	10.25	6.25	6.98	2.98	3.43	–0.44
October 31, 2011	171	471	15.76	12.76	10.65	7.65	3.43	0.63
October 31, 2012	177	477	21.55	18.55	14.44	11.44	3.43	0.72
October 31, 2013	183	383	27.63	25.63	18.37	16.37	3.43	1.68
October 31, 2014	189	289	34.01	33.01	22.43	21.43	3.43	2.59
October 31, 2015	196	196	40.71	40.71	26.63	26.63	3.43	3.43
October 31, 2016	202	202	47.75	47.75	30.97	30.97	3.43	3.43
October 31, 2017	143	143	55.13	55.13	36.12	36.12	3.93	3.93
October 31, 2018	149	149	62.89	62.89	41.47	41.47	3.93	3.93

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

150   JPMORGAN U.S. EQUITY FUNDS

Non-Reduced Rate Funds

JPMorgan Diversified Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$636	–0.51%	–1.60%	–1.60%	$169	5.00%	3.34%	3.34%
October 31, 2010	134	4.46	2.00	3.66	193	10.25	6.61	3.16
October 31, 2011	139	9.68	5.73	3.66	199	15.76	9.97	3.16
October 31, 2012	144	15.17	9.60	3.66	206	21.55	13.45	3.16
October 31, 2013	150	20.93	13.61	3.66	212	27.63	17.03	3.16
October 31, 2014	155	26.97	17.77	3.66	219	34.01	20.73	3.16
October 31, 2015	161	33.32	22.08	3.66	226	40.71	24.55	3.16
October 31, 2016	167	39.99	26.55	3.66	233	47.75	28.48	3.16
October 31, 2017	173	46.99	31.18	3.66	240	55.13	32.54	3.16
October 31, 2018	179	54.34	35.98	3.66	248	62.89	36.73	3.16

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$269	4.00%	2.34%	2.34%

	Class B1
	Annual Costs		Gross Cu mulative Return		Net Cu mulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$169	$669	5.00%	0.00%	3.34%	–1.66%	3.34%	–1.66%
October 31, 2010	193	593	10.25	6.25	6.61	2.61	3.16	–0.71
October 31, 2011	199	499	15.76	12.76	9.97	6.97	3.16	0.35
October 31, 2012	206	506	21.55	18.55	13.45	10.45	3.16	0.43
October 31, 2013	212	412	27.63	25.63	17.03	15.03	3.16	1.40
October 31, 2014	219	319	34.01	33.01	20.73	19.73	3.16	2.31
October 31, 2015	226	226	40.71	40.71	24.55	24.55	3.16	3.16
October 31, 2016	233	233	47.75	47.75	28.48	28.48	3.16	3.16
October 31, 2017	175	175	55.13	55.13	33.19	33.19	3.66	3.66
October 31, 2018	182	182	62.89	62.89	38.06	38.06	3.66	3.66

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2008   151

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Large Cap Growth Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$645	–0.51%	–1.69%	–1.69%	$181	5.00%	3.22%	3.22%
October 31, 2010	128	4.46	1.97	3.72	187	10.25	6.54	3.22
October 31, 2011	133	9.68	5.76	3.72	193	15.76	9.97	3.22
October 31, 2012	138	15.17	9.70	3.72	199	21.55	13.52	3.22
October 31, 2013	143	20.93	13.78	3.72	205	27.63	17.17	3.22
October 31, 2014	148	26.97	18.01	3.72	212	34.01	20.94	3.22
October 31, 2015	154	33.32	22.40	3.72	219	40.71	24.84	3.22
October 31, 2016	160	39.99	26.95	3.72	226	47.75	28.86	3.22
October 31, 2017	166	46.99	31.68	3.72	233	55.13	33.01	3.22
October 31, 2018	172	54.34	36.58	3.72	241	62.89	37.29	3.22

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$ 281	4.00%	2.22%	2.22%

	Class B1
	Annual Costs		Gross Cu mulative Return		Net Cu mulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$181	$681	5.00%	0.00%	3.22%	–1.78%	3.22%	–1.78%
October 31, 2010	187	587	10.25	6.25	6.54	2.54	3.22	–0.66
October 31, 2011	193	493	15.76	12.76	9.97	6.97	3.22	0.40
October 31, 2012	199	499	21.55	18.55	13.52	10.52	3.22	0.49
October 31, 2013	205	405	27.63	25.63	17.17	15.17	3.22	1.46
October 31, 2014	212	312	34.01	33.01	20.94	19.94	3.22	2.37
October 31, 2015	219	219	40.71	40.71	24.84	24.84	3.22	3.22
October 31, 2016	226	226	47.75	47.75	28.86	28.86	3.22	3.22
October 31, 2017	168	168	55.13	55.13	33.65	33.65	3.72	3.72
October 31, 2018	174	174	62.89	62.89	38.62	38.62	3.72	3.72

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

152   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Market Expansion Index Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$605	–0.51%	–1.30%	–1.30%	$148	5.00%	3.55%	3.55%
October 31, 2010	96	4.46	2.70	4.05	153	10.25	7.23	3.55
October 31, 2011	100	9.68	6.86	4.05	158	15.76	11.03	3.55
October 31, 2012	104	15.17	11.19	4.05	164	21.55	14.97	3.55
October 31, 2013	108	20.93	15.69	4.05	170	27.63	19.06	3.55
October 31, 2014	112	26.97	20.37	4.05	176	34.01	23.28	3.55
October 31, 2015	117	33.32	25.25	4.05	182	40.71	27.66	3.55
October 31, 2016	121	39.99	30.32	4.05	188	47.75	32.19	3.55
October 31, 2017	126	46.99	35.60	4.05	195	55.13	36.88	3.55
October 31, 2018	131	54.34	41.09	4.05	202	62.89	41.74	3.55

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$248	4.00%	2.55%	2.55%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$148	$648	5.00%	0.00%	3.55%	–1.45%	3.55%	–1.45%
October 31, 2010	153	553	10.25	6.25	7.23	3.23	3.55	–0.31
October 31, 2011	158	458	15.76	12.76	11.03	8.03	3.55	0.75
October 31, 2012	164	464	21.55	18.55	14.97	11.97	3.55	0.85
October 31, 2013	170	370	27.63	25.63	19.06	17.06	3.55	1.81
October 31, 2014	176	276	34.01	33.01	23.28	22.28	3.55	2.71
October 31, 2015	182	182	40.71	40.71	27.66	27.66	3.55	3.55
October 31, 2016	188	188	47.75	47.75	32.19	32.19	3.55	3.55
October 31, 2017	128	128	55.13	55.13	37.54	37.54	4.05	4.05
October 31, 2018	133	133	62.89	62.89	43.11	43.11	4.05	4.05

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2008   153

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Multi-Cap Market Neutral Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$792	–0.51%	–3.16%	–3.16%	$350	5.00%	1.53%	1.53%
October 31, 2010	290	4.46	–1.18	2.04	355	10.25	3.08	1.53
October 31, 2011	295	9.68	0.84	2.04	360	15.76	4.66	1.53
October 31, 2012	302	15.17	2.89	2.04	366	21.55	6.26	1.53
October 31, 2013	308	20.93	4.99	2.04	372	27.63	7.89	1.53
October 31, 2014	314	26.97	7.13	2.04	377	34.01	9.54	1.53
October 31, 2015	320	33.32	9.32	2.04	383	40.71	11.21	1.53
October 31, 2016	327	39.99	11.55	2.04	389	47.75	12.92	1.53
October 31, 2017	334	46.99	13.82	2.04	395	55.13	14.64	1.53
October 31, 2018	340	54.34	16.15	2.04	401	62.89	16.40	1.53

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$450	4.00%	0.53%	0.53%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$350	$850	5.00%	0.00%	1.53%	–3.47%	1.53%	–3.47%
October 31, 2010	355	755	10.25	6.25	3.08	–0.92	1.53	–2.41
October 31, 2011	360	660	15.76	12.76	4.66	1.66	1.53	–1.38
October 31, 2012	366	666	21.55	18.55	6.26	3.26	1.53	–1.34
October 31, 2013	372	572	27.63	25.63	7.89	5.89	1.53	–0.35
October 31, 2014	377	477	34.01	33.01	9.54	8.54	1.53	0.60
October 31, 2015	383	383	40.71	40.71	11.21	11.21	1.53	1.53
October 31, 2016	389	389	47.75	47.75	12.92	12.92	1.53	1.53
October 31, 2017	338	338	55.13	55.13	15.22	15.22	2.04	2.04
October 31, 2018	345	345	62.89	62.89	17.57	17.57	2.04	2.04

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

154   JPMORGAN U.S. EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds except Equity Income Fund, Equity Index Fund, Growth Advantage Fund, Market Expansion Index Fund, Large Cap Growth Fund, Large Cap Value Fund, Multi-Cap Market Neutral Fund and Value Opportunities Fund is 811-21295

Investment Company Act File No. for Growth Advantage Fund is 811-5526

Investment Company Act File No. for Value Opportunities Fund is 811-4321

The Investment Company Act File No. for Equity Income Fund, Equity Index Fund, Market Expansion Index Fund, Large Cap Growth Fund, Large Cap Value Fund and Multi-Cap Market Neutral Fund is 811-4236

©JPMorgan Chase & Co. 2008    All rights reserved. November 2008.

PR-LMIABC-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Class A, Class B & Class C Shares

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund*
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund (Class A and Class C)
JPMorgan U.S. Small Company Fund (Class A and Class C)

*	Closed to new investors. Additional and new investments are permitted as described in the section entitled “How to Do Business with the Funds — Purchasing Fund Shares.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Capital Growth Fund	1
JPMorgan Diversified Mid Cap Growth Fund	7
JPMorgan Diversified Mid Cap Value Fund	13
JPMorgan Dynamic Small Cap Growth Fund	20
JPMorgan Mid Cap Value Fund	2 6
JPMorgan Small Cap Equity Fund	3 3
JPMorgan Small Cap Growth Fund	3 9
JPMorgan Small Cap Value Fund	4 5
JPMorgan Strategic Small Cap Value Fund	51
JPMorgan U.S. Small Company Fund	5 7
The Funds’ Management and Administration	6 2
How to Do Business with the Funds	6 5
Purchasing Fund Shares	6 5
Sales Charges	70
Rule 12b-1 Fees	7 5
Networking and Sub-Transfer Agency Fees	7 5
Exchanging Fund Shares	7 5
Redeeming Fund Shares	7 6
Shareholder Information	7 9
Distributions and Taxes	7 9
Shareholder Statements and Reports	80
Availability of Proxy Voting Record	80
Portfolio Holdings Disclosure	80
Risk and Reward Elements for the Funds	8 1
Financial Highlights	8 8
Legal Proceedings and Additional Fee and Expense Information	9 8
How to Reach Us	Back cover

JPMorgan Capital Growth Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

The Fund invests primarily in common stocks of mid cap companies which its adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap® Growth Index stocks at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company’s shares.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its

NOVEMBER 1, 2008   1

JPMorgan Capital Growth Fund (continued)

objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 81 – 86 .

2   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	17.45%	Worst Quarter	3rd quarter, 1998	–19.57%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –23.03%.

NOVEMBER 1, 2008   3

JPMorgan Capital Growth Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	10.89	16.51	7.20
Return After Taxes on Distributions	8.13	14.66	5.54
Return After Taxes on Distributions and Sale of Fund Shares	8.35	13.90	5.57

CLASS B SHARES Return Before Taxes	11.47	16.96	7.35	[3]

CLASS C SHARES* Return Before Taxes	15.45	17.14	7.14

RUSSELL MIDCAP® GROWTH INDEXˆ,1 (Reflects No Deduction for Fees, Expenses or Taxes)	11.43	17.90	7.59

LIPPER MID-CAP GROWTH FUNDS INDEXˆ,2 (Reflects No Deduction for Taxes)	21.41	17.93	7.78

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to their inception on 1/2/98 is based on the performance of the Class B Shares of the Fund, whose expenses are substantially similar to those of Class C Shares.

1	The Russell Midcap® Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

4   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class B Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 2/19/05, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.40	0.40	0.40
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.24	0.24	0.24

Total Annual Operating Expenses[2]	1.14	1.64	1.64

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.35%, 1.85% and 1.85%, respectively, of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   5

JPMorgan Capital Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	635	868	1,120	1,838
CLASS B SHARES** ($)	667	817	1,092	1,810	***
CLASS C SHARES** ($)	267	517	892	1,944

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	635	868	1,120	1,838
CLASS B SHARES ($)	167	517	892	1,810	***
CLASS C SHARES ($)	167	517	892	1,944

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

6   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Mid Cap Growth Fund

What is the goal of the Fund?

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests primarily in common stocks of mid cap companies which the Fund’s adviser, JPMorgan Investment Advisors Inc. (JPMIA), believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. Market capitalization is the total market value of a company’s shares.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   7

JPMorgan Diversified Mid Cap Growth Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 81 – 86 .

8   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	39.73%	Worst Quarter	3rd quarter, 2001	–21.07%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –22.99%.

NOVEMBER 1, 2008   9

JPMorgan Diversified Mid Cap Growth Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	10.69	14.13	9.85
Return After Taxes on Distributions	7.28	12.55	7.89
Return After Taxes on Distributions and Sale of Fund Shares	9.24	12.01	7.85

CLASS B SHARES Return Before Taxes	11.07	14.36	9.78	[3]

CLASS C SHARES Return Before Taxes	15.08	14.58	9.74

RUSSELL MIDCAP® GROWTH INDEXˆ,1 (Reflects No Deduction for Fees, Expenses or Taxes)	11.43	17.90	7.59

LIPPER MID-CAP GROWTH FUNDS INDEXˆ,2 (Reflects No Deduction for Taxes)	21.41	17.93	7.78

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell Midcap® Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

10   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.65	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.24	0.24	0.24

Total Annual Operating Expenses	1.39	1.89	1.89
Fee Waivers and Expense Reimbursements[2]	(0.15)	NONE	NONE

Net Expenses[2]	1.24	1.8 9	1.8 9

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.99% and 1.99%, respectively, of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   11

JPMorgan Diversified Mid Cap Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	645	928	1,232	2,094
CLASS B SHARES** ($)	692	894	1,221	2,082	***
CLASS C SHARES** ($)	292	594	1,021	2,212

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	645	928	1,232	2,094
CLASS B SHARES ($)	192	594	1,021	2,082	***
CLASS C SHARES ($)	192	594	1,021	2,212

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

12   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Mid Cap Value Fund

What is the goal of the Fund?

The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Value Index at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIA, employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   13

JPMorgan Diversified Mid Cap Value Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash

14   JPMORGAN U.S. EQUITY FUNDS

collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 81 – 86 .

NOVEMBER 1, 2008   15

JPMorgan Diversified Mid Cap Value Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell Midcap® Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	16.22%	Worst Quarter	3rd quarter, 2002	–17.75%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –16.30%.

16   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(4.58)	13.32	8.63
Return After Taxes on Distributions	(9.68)	10.49	6.02
Return After Taxes on Distributions and Sale of Fund Shares	2.79	11.38	6.65

CLASS B SHARES Return Before Taxes	(4.91)	13.55	8.56	[3]

CLASS C SHARES* Return Before Taxes	(0.87)	13.81	8.47

RUSSELL MIDCAP® VALUE INDEXˆ,1 (Reflects No Deduction for Fees, Expenses or Taxes)	(1.42)	17.92	10.18

LIPPER MID-CAP VALUE FUNDS INDEXˆ,2 (Reflects No Deduction for Taxes)	3.62	16.73	9.16

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to their inception on 3/22/99 is based on the performance of Select Class Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   17

JPMorgan Diversified Mid Cap Value Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.65	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.25	0.26	0.25

Total Annual Operating Expenses	1.40	1.91	1.90
Fee Waivers and Expense Reimbursements[2]	(0.16)	NONE	NONE

Net Expenses[2]	1.24	1. 91	1. 90

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.99% and 1.99%, respectively, of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

18   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	645	930	1,236	2,103
CLASS B SHARES** ($)	694	900	1,232	2,100	***
CLASS C SHARES** ($)	293	597	1,026	2,222

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	645	930	1,236	2,103
CLASS B SHARES ($)	194	600	1,032	2,100	***
CLASS C SHARES ($)	193	597	1,026	2,222

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

NOVEMBER 1, 2008   19

JPMorgan Dynamic Small Cap Growth Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund invests primarily in common stocks.

The Fund’s adviser, JPMIM, will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while maintaining a moderate risk profile.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

20   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 81 – 86 .

NOVEMBER 1, 2008   21

JPMorgan Dynamic Small Cap Growth Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years . It compares that performance to the Russell 2000® Growth Index, a broad-based securities market index, and Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1999	24.00%	Worst Quarter	1st quarter, 2001	–20.82%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –22.91%.

22   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	7.25	14.62	7.97
Return After Taxes on Distributions	5.41	13.37	6.97
Return After Taxes on Distributions and Sale of Fund Shares	6.06	12.37	6.61

CLASS B SHARES Return Before Taxes	7.59	14.94	7.98	[3]

CLASS C SHARES* Return Before Taxes	11.55	15.17	7.85

RUSSELL 2000® GROWTH INDEXˆ, 1 (Reflects No Deduction for Fees, Expenses or Taxes)	7.05	16.50	4.32

LIPPER SMALL-CAP GROWTH FUNDS INDEXˆ, 2 (Reflects No Deduction for Taxes)	9.68	15.44	6.79

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to their inception on 1/7/98 is based on the performance of the Class B Shares of the Fund, whose expenses are substantially similar to those of Class C Shares.

1	The Russell 2000® Growth Index is an unmanaged index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “ Past 10 Years ” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   23

JPMorgan Dynamic Small Cap Growth Fund (continued)

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class B Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 2/19/05, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.65	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.80	0.79	0.79

Total Annual Operating Expenses	1.95	2.44	2.44
Fee Waivers and Expense Reimbursements[2]	(0.45)	(0.32)	(0.32)

Net Expenses[2]	1.50	2.12	2.12

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50%, 2.12% and 2.12%, respectively, of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

24   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	670	1,064	1,482	2,646
CLASS B SHARES** ($)	715	1,030	1,472	2,631	***
CLASS C SHARES** ($)	315	730	1,272	2,752

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	670	1,064	1,482	2,646
CLASS B SHARES ($)	215	730	1,272	2,631	***
CLASS C SHARES ($)	215	730	1,272	2,752

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

NOVEMBER 1, 2008   25

JPMorgan Mid Cap Value Fund

What is the goal of the Fund?

The Fund seeks growth from capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

26   JPMORGAN U.S. EQUITY FUNDS

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.   The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100%

NOVEMBER 1, 2008   27

JPMorgan Mid Cap Value Fund (continued)

of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 81 – 86 .

28   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years . It compares that performance to the Russell Midcap® Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	17.96%	Worst Quarter	3rd quarter, 1998	–11.06%

*	Class A Shares were launched on 4/30/01. The performance in the bar chart prior to 1/1/02 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –14.74%.

NOVEMBER 1, 2008   29

JPMorgan Mid Cap Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(3.02)	14.04	14.87
Return After Taxes on Distributions	(4.24)	13.27	12.95
Return After Taxes on Distributions and Sale of Fund Shares	(0.36)	12.17	12.16

CLASS B SHARES Return Before Taxes	(3.16)	14.38	15.02	[3]

CLASS C SHARES Return Before Taxes	0.83	14.61	15.04

RUSSELL MIDCAP® VALUE INDEXˆ, 1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.42)	17.92	10.18

LIPPER MID-CAP VALUE FUNDS INDEXˆ, 2
(Reflects No Deduction for Taxes)	3.62	16.73	9.16

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class A, Class B and Class C Shares prior to their inception on 4/30/01 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

1	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

30   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class B Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 2/19/05, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.65	0.65	0.65
Distribution (Rule12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.27	0.27	0.27

Total Annual Operating Expenses	1.42	1.92	1.92
Fee Waivers and Expense Reimbursements [2]	(0.17)	NONE	NONE

Net Expenses[2]	1.2 5	1. 92	1. 92

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.25% , 2.00% and 2.00% , respectively, of the ir average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   31

JPMorgan Mid Cap Value Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	646	935	1,245	2,124
CLASS B SHARES** ($)	695	903	1,237	2,114	***
CLASS C SHARES** ($)	295	603	1,037	2,243

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	646	935	1,245	2,124
CLASS B SHARES ($)	195	603	1,037	2,114	***
CLASS C SHARES ($)	195	603	1,037	2,243

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

32   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Equity Fund

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?” for more information.)

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection to identify quality small cap companies. The adviser looks for both undervalued companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   33

JPMorgan Small Cap Equity Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 81 – 86 .

34   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	19.38%	Worst Quarter	3rd quarter, 1998	–21.13%

1The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –10.36%.

NOVEMBER 1, 2008   35

JPMorgan Small Cap Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(1.88)	17.55	8.85
Return After Taxes on Distributions	(3.17)	16.10	7.52
Return After Taxes on Distributions and Sale of Fund Shares	(0.41)	15.11	7.27

CLASS B SHARES Return Before Taxes	(1.97)	17.92	8.82	[3]

CLASS C SHARES* Return Before Taxes	2.05	18.12	8.70

RUSSELL 2000® INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.57)	16.25	7.08

LIPPER SMALL-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	1.92	15.76	8.34

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class C Shares prior to their inception on 2/19/05 is based on the performance of Class B Shares of the Fund, whose expenses are substantially similar to those of Class C Shares.

1	The Russell 2000® Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

36   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class B Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	5.00	***	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

***	For Class B Shares purchased prior to 2/19/05, the deferred sales charge is based on the current market value or the original cost of the shares, whichever is less.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.65	0.65	0.65
Distribution (Rule12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.25	0.25	0.25
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01

Total Annual Operating Expenses[3,4]	1.41	1.91	1.91
Fee Waivers and Expense Reimbursements[4]	(0.02)	NONE	NONE

Net Expenses[4]	1.39	1.9 1	1.9 1

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.38% , 2.12% and 2.12% , respectively, of the ir average daily net assets through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1. 40%, 1.9 0%, and 1.9 0 % and Net Expenses would have been 1.38%, 1.90% and 1.90% for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   37

JPMorgan Small Cap Equity Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	6 59	946	1,254	2,125
CLASS B SHARES** ($)	694	900	1,232	2,103	***
CLASS C SHARES** ($)	294	600	1,032	2,233

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES * ($)	6 59	946	1,254	2,125
CLASS B SHARES ($)	194	600	1,032	2,103	***
CLASS C SHARES ($)	194	600	1,032	2,233

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

38   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIA, employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an

NOVEMBER 1, 2008   39

JPMorgan Small Cap Growth Fund (continued)

actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 81 – 86 .

40   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Growth Index, a broad-based securities market index, and Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 200 1	17 .35%	Worst Quarter	3rd quarter, 1998	–22.19%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –23.37%.

NOVEMBER 1, 2008   41

JPMorgan Small Cap Growth Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	6.45	16.23	7.44
Return After Taxes on Distributions	3.57	14.14	5.5 9
Return After Taxes on Distributions and Sale of Fund Shares	6.46	13.66	5.70

CLASS B SHARES Return Before Taxes	6.66	16.52	7.34	[3]

CLASS C SHARES Return Before Taxes	10.65	16.72	7.24

RUSSELL 2000® GROWTH INDEXˆ,1 (Reflects No Deduction for Fees, Expenses or Taxes)	7.05	16.50	4.32

LIPPER SMALL-CAP GROWTH FUNDS INDEXˆ,2 (Reflects No Deduction for Taxes)	9.68	15.44	6.79

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell 2000® Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

42   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.65	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.24	0.24	0.24

Total Annual Operating Expenses	1.39	1.89	1.89
Fee Waivers and Expense Reimbursements[2]	(0.14)	(0.02)	(0.02)

Net Expenses[2]	1.25	1.8 7	1.8 7

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25%, 1.87% and 1.87%, respectively, of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   43

JPMorgan Small Cap Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	646	929	1 ,233	2,094
CLASS B SHARES** ($)	690	892	1,219	2,080	***
CLASS C SHARES** ($)	290	592	1,019	2,210

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	646	929	1,233	2,094
CLASS B SHARES ($)	190	592	1,019	2,080	***
CLASS C SHARES ($)	190	592	1,019	2,210

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

44   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Value Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. In reviewing investment opportunities for the Fund, its adviser, JPMIA, uses a value-oriented approach.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the

NOVEMBER 1, 2008   45

JPMorgan Small Cap Value Fund (continued)

Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 81 – 86 .

46   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Value Index, a broad-based securities market index, and Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2001	21.35%	Worst Quarter	3rd quarter, 1998	–24.09%

*	The performance prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund for the period before it was consolidat ed with the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –5.89%.

NOVEMBER 1, 2008   47

JPMorgan Small Cap Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(12.10)	13.05	8.49
Return After Taxes on Distributions	(13.99)	11.24	7.08
Return After Taxes on Distributions and Sale of Fund Shares	(5.93)	11.25	7.07

CLASS B SHARES Return Before Taxes	(12.82)	13.27	8.44	[3]

CLASS C SHARES Return Before Taxes	(8.76)	13.52	8.32

RUSSELL 2000® VALUE INDEXˆ,1 (Reflects No Deduction for Fees, Expenses or Taxes)	(9.78)	15.80	9.06

LIPPER SMALL-CAP VALUE FUNDS INDEXˆ,2 (Reflects No Deduction for Taxes)	(4.57)	16.41	9.40

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance for periods prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund. Historical performance shown for Class C Shares prior to their inception on 3/22/99 is based on the performance of Select Class Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

48   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.65	0.65	0.65
Distribution (Rule12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.26	0.26	0.26
Acquired Fund Fees and Expenses[2]	0.01	0.01	0.01
Total Annual Operating Expenses[3,4]	1.42	1.92	1.92
Fee Waivers and Expense Reimbursements[4]	(0.16)	NONE	NONE
Net Expenses[4]	1.26	1. 92	1. 92

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.25% , 2.00% and 2.00% , respectively, of the ir average daily net assets through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1. 41%, 1. 91%, and 1. 91 % and Net Expenses would have been 1.25%, 1.91% and 1.91% for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   49

JPMorgan Small Cap Value Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	647	936	1,246	2,125
CLASS B SHARES** ($)	695	903	1,237	2,114	***
CLASS C SHARES** ($)	295	603	1,037	2,243

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	647	936	1,246	2,125
CLASS B SHARES ($)	195	603	1,037	2,114	***
CLASS C SHARES ($)	195	603	1,037	2,243

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

50   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Strategic Small Cap Value Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund’s investments are primarily in common stocks. In reviewing investments for the Fund, JPMIM, the Fund’s adviser, uses a value-oriented approach.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies whose stock prices appear to be undervalued. In particular, we look for undervalued companies where the opportunity for improving fundamentals is unrecognized . The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. It may sell a security if the adviser believes that the current information concerning the security no longer supports the reasons the investment was initially purchased or if the price of the security reflects an unsustainable return on capital. It will also sell a security if better investment opportunities exist.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   51

JPMorgan Strategic Small Cap Value Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 81 – 86 .

52   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000® Value Index, a broad-based securities market index, and the Lipper Small-Cap Value Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	6.20%	Worst Quarter	4th quarter, 2007	–11.58%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –17.00%.

NOVEMBER 1, 2008   53

JPMorgan Strategic Small Cap Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time for the period ended December 31, 2007

	Past 1 Year	Life of Fund[1]
CLASS A SHARES
Return Before Taxes	(11.55)	(2.17)
Return After Taxes on Distributions	(12.07)	(2.64)
Return After Taxes on Distributions and Sale of Fund Shares	(6.83)	(1.92)

CLASS C SHARES
Return Before Taxes	(8.22)	0.18

RUSSELL 2000® VALUE INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	(9.78)	1.57

LIPPER SMALL-CAP VALUE FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	(4.57)	2.43

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 2/28/06. Performance for the benchmarks is from 2/28/06.

2	The Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

54   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from class a and class c assets)

	Class A Shares	Class C Shares
Management Fees	1.00	1.00
Distribution (Rule12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	2.31	2.33
Acquired Fund Fees and Expenses[2]	0.12	0.12
Total Annual Operating Expenses[3,4]	3.93	4.45
Fee Waivers and Expense Reimbursements[4]	(2.21)	(2.23)
Net Expenses[4]	1.72	2.22

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.60% and 2.10% , respectively, of their average daily net assets through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 3 .8 1 % and 4 .3 3 % and Net Expenses would have been 1.60% and 2.10% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   55

JPMorgan Strategic Small Cap Value Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	691	1,468	2,262	4,323
CLASS C SHARES** ($)	325	1,145	2,075	4,445

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES * ($)	691	1,468	2,262	4,323
CLASS C SHARES ($)	225	1,145	2,075	4,445

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

56   JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Small Company Fund

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of small company stocks.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractive. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

This Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors

NOVEMBER 1, 2008   57

JPMorgan U.S. Small Company Fund (continued)

or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 81 – 86 .

58   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* Since Class A and Class C Shares do not yet have a full calendar year of performance, the bar chart shows the performance of the Fund’s Select Class Shares and how it has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the performance of the Fund’s Select Class Shares’ average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1999	34.68%	Worst Quarter	3rd quarter, 2001	–22.61%

*	The performance figures in the bar chart are based on the performance of the Select Class Shares of the Fund (whose investment program is identical to the investment program of Class A and Class C Shares but whose shares are not offered in this prospectus). The actual returns of Class A and Class C Shares would have been lower than the returns shown because Class A and Class C Shares have higher expense ratios. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/9 8 to 9/10/01.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –10.14%.

NOVEMBER 1, 2008   59

JPMorgan U.S. Small Company Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(11.54)	11.09	4.16
Return After Taxes on Distributions	(15.38)	8.78	2.53
Return After Taxes on Distributions and Sale of Fund Shares	(2.66)	9.58	3.26

CLASS C SHARES
Return Before Taxes	(7.75)	12.26	4.71

RUSSELL 2000® INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.57)	16.25	7.08

LIPPER SMALL-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	1.92	15.76	8.34

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class A and Class C Shares prior to their inception on 11/1/07 is based on the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. The actual returns of the Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Select Class Shares of the Fund are not offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/9 8 to 9/10/01.

1	The Russell 2000® Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

Investor Expenses for Class A and Class C Shares

The expenses of Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Priceˆ	5.25		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	ˆˆ	1.00

ˆ	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

ˆˆ	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

60   JPMORGAN U.S. EQUITY FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from class a and class c assets)

	Class A Shares	Class C Shares
Management Fees	0.60	0.60
Distribution (Rule12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.52	0.58
Acquired Fund Fees and Expenses[2]	0.01	0.01
Total Annual Operating Expenses[3,4]	1.63	2.19
Fee Waivers and Expense Reimbursements[4]	(0.36)	(0.42)
Net Expenses[4]	1.27	1.77

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.26% and 1.76%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.62% and 2.18% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.26% and 1.76% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	648	979	1,333	2,328
CLASS C SHARES** ($)	280	645	1,136	2,491

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	648	979	1,333	2,328
CLASS C SHARES ($)	180	645	1,136	2,491

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   61

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Capital Growth Fund

Dynamic Small Cap Growth Fund

Small Cap Equity Fund

Strategic Small Cap Value Fund

U.S. Small Company Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Diversified Mid Cap Growth Fund

Diversified Mid Cap Value Fund

Small Cap Growth Fund

Small Cap Value Fund

Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (JPMFMFG), a Maryland corporation.

The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities of their respective Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds and Mid Cap Value Fund, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/0 8 , JPMIM or JPMIA were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Dynamic Small Cap Growth Fund	0.34
Mid Cap Value Fund	0.53
Small Cap Equity Fund	0.55
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
Strategic Small Cap Value Fund	0.00
U.S. Small Company Fund	0.39

A discussion of the basis the Boards of each of the Trusts and JPMFMFG used in reapproving the investment advisory agreement is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Capital Growth Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM and a CFA charterholder, and Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.

Diversified Mid Cap Growth Fund

Christopher Mark Vyvyan Jones, Managing Director of JPMIM and Timothy Parton, Managing Director of JPMIM, serve as portfolio managers for the Fund. Information on Mr. Jones and Mr. Parton is discussed earlier in this section.

62   JPMORGAN U.S. EQUITY FUNDS

Diversified Mid Cap Value Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Prior to becoming a portfolio manager in 2006, she was a sell-side analyst at JPMorgan Securities, Inc.

Dynamic Small Cap Growth Fund

The portfolio management team is led by Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder, and Christopher Mark Vyvyan Jones, Managing Director of JPMIM. Mr. Shapiro has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1989 and has been employed by the firm since 1985. Information on Mr. Jones is discussed earlier in this section.

Mid Cap Value Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, are the portfolio managers for the Fund. Information on Mr. Simon, Mr. Playford and Ms. Fu is discussed earlier in this section.

Small Cap Equity Fund

The portfolio management team is led by Glenn Gawronski, Managing Director of JPMIM, Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Don San Jose, Vice President of JPMIM. Mr. Gawronski has worked as portfolio manager for JPMIM or its affiliates since 2004 and has been employed with the firm since 1999. Prior to becoming a portfolio manager, he was an analyst for a micro cap portfolio. Mr. San Jose has been an analyst with the U.S. Small Cap Equity Group since 2004 and a portfolio manager since 2007. An employee since 2000, Mr. San Jose was an analyst in JPMorgan Securities’ equity research department before joining the small cap group. Information on Mr. Jones is discussed earlier in this section.

Small Cap Growth Fund

Eytan Shapiro, Managing Director of JPMIM, and Christopher Mark Vyvyan Jones, Managing Director of JPMIM, serve as portfolio managers for the Fund. Information about Mr. Shapiro and Mr. Jones is discussed earlier in this section.

Small Cap Value Fund

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As Chief Investment Officer, he is responsible for the JPMorgan Intrepid strategies and for the behavioral small cap strategies, including the Fund. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm. Also a member of, and leading the portfolio management team is Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder. Mr. Ruhl is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

Strategic Small Cap Value Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and James Adler, Vice President of JPMIM. Information about Mr. Jones is discussed earlier in this section. Mr. Adler has been with JPMIM since 2000 and has been a portfolio manager since 2004. Prior to that time, he was an analyst for small and mid cap portfolios.

U.S. Small Company Fund

The portfolio management team is led by Christopher Blum, Managing Director of JPMIM, and Dennis Ruhl, Vice President of JPMIM. Information on Mr. Blum and Mr. Ruhl is discussed earlier in this section .

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds

NOVEMBER 1, 2008   63

The Funds’ Management and Administration (continued)

(excluding funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The trusts and the corporation, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub - transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub - transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

64   JPMORGAN U.S. EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A, Class B and Class C Shares may be purchased by the general public.

What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?

As of June 8, 2007 (Limited Offering Date), the Small Cap Equity Fund is publicly offered on a limited basis. Investors are not eligible to purchase shares of the Small Cap Equity Fund, except as described below:

•	Shareholders of record of the Fund as of June 8, 2007 are able to continue to purchase additional shares in their existing Fund accounts either through JPMorgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in such Fund;

•	Shareholders of record as of June 8, 2007 are able to add to their accounts through exchanges from other JPMorgan Funds;

•	Group employer retirement plans, including 401(k), 403(b) and 457 plans, may purchase shares of the Fund without restrictions;

•	Sponsors of discretionary wrap programs may utilize the Fund for new and existing participant accounts. In order to be eligible, the sponsor of the wrap program must have a mutual fund sales agreement with the Distributor, and the program must be accepted by the Fund and the Distributor prior to a first investment;

•	Health savings account programs offered through JPMorgan Chase or its affiliates may open accounts with respect to the Fund for new participants and purchase additional shares in their existing participant accounts ; or

•	Current and future JPMorgan SmartRetirement Funds will be able to purchase shares of the Fund.

After the Fund’s Limited Offering Date, if all shares of th e Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the Fund’s Limited Offering Date, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserve s the right to change these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your

NOVEMBER 1, 2008   65

How to Do Business with the Funds (continued)

purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees or Board of Directors, as applicable, ha s adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may , in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund s . While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Fi nancial I ntermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II,

66   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

You will not pay a sales charge at the time of purchase. However, the Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999 individually or in the aggregate.

Individual purchases of $100,000 or more will be rejected. In addition, purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B S hares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed $100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the Financial Intermediary to determine if an initial or additional purchase of Class B shares is suitable for you. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that should be linked together for purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing your Class A Sales Charge.”

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

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How to Do Business with the Funds (continued)

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

68   JPMORGAN U.S. EQUITY FUNDS

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

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How to Do Business with the Funds (continued)

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases of $100,000 or more .  You should not utilize a systematic investment plan for purchases of $100,000 or more of Class B Shares. W e will no longer debit your bank account if the Fund has determined that your purchase of Class B S hares when aggregated with the value of Class B S hares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your Financial Intermediary to designate a different share class for systematic investments.

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The following table s show the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

70   JPMORGAN U.S. EQUITY FUNDS

TOTAL SALES CHARGE FOR FUNDS1

Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more of the JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•	Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Share s , you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above.
If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•	Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months

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How to Do Business with the Funds (continued)

and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents , and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•  The JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

72   JPMORGAN U.S. EQUITY FUNDS

•	A Financial Intermediary , provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class B Shares

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

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How to Do Business with the Funds (continued)

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B Shares of the Funds (other than JPMT II Funds) purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. For Class B Shares of these Funds purchased on or after February 19, 2005 and for Class C Shares, the CDSC is based on the original cost of the shares.

For Class B Shares and Class C Shares of the JPMT II Funds, the CDSC is based on the original cost.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calcu- lating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a s ales c harge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

74   JPMORGAN U.S. EQUITY FUNDS

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

NOVEMBER 1, 2008   75

How to Do Business with the Funds (continued)

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

76   JPMORGAN U.S. EQUITY FUNDS

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B or Class C Shares and a Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order , minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information.

NOVEMBER 1, 2008   77

How to Do Business with the Funds (continued)

New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

78   JPMORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings to shareholders as distributions.

The Capital Growth, Dynamic Small Cap Growth, Mid Cap Value, Small Cap Equity, Strategic Small Cap Value Fund and U.S. Small Company Funds generally distribute net investment income, if any, at least annually. The Diversified Mid Cap Growth, Diversified Mid Cap Value, Small Cap Growth and Small Cap Value Funds generally distribute net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gain s, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund Shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition, distributions are taxable to you even if they are paid from income or gain s earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in certain REIT securities, debt securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

NOVEMBER 1, 2008   79

Shareholder Information (continued)

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

80   JPMORGAN U.S. EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• The Strategic Small Cap Value Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality , short-term instruments

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

NOVEMBER 1, 2008   81

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to a Fund which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund ’ s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; all Funds may use derivatives in an effort to produce increased income or gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolio
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

82   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  The Funds anticipate that total foreign investments will not exceed 20% of total assets
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

NOVEMBER 1, 2008   83

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]
•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

84   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending (except for the Strategic Small Cap Value Fund)
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desire d	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality , short-term securities (including repurchase agreements) and, may borrow from banks as permitted by law

Short-term trading
•  Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

NOVEMBER 1, 2008   85

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

86   JPMORGAN U.S. EQUITY FUNDS

This Page Intentionally Left Blank.

NOVEMBER 1, 2008   87

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains	Total distributions
Capital Growth Fund
Class A
Year Ended June 30, 2008	$44.71	$(0.27	)(f)	$(0.85)	$(1.12)	$(4.83)	$(4.83)
Year Ended June 30, 2007	40.68	(0.24	)(f)	7.57	7.33	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	39.13	(0.01	)(f)	1.56	1.55	—	—
Year Ended December 31, 2005	38.51	(0.23	)(f)	3.95	3.72	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(f)	6.49	6.25	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(f)	10.61	10.27	(1.40)	(1.40)

Class B
Year Ended June 30, 2008	40.38	(0.43	)(f)	(0.75)	(1.18)	(4.83)	(4.83)
Year Ended June 30, 2007	37.22	(0.41	)(f)	6.87	6.46	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.89	(0.09	)(f)	1.42	1.33	—	—
Year Ended December 31, 2005	35.73	(0.40	)(f)	3.66	3.26	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(f)	6.07	5.67	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(f)	10.02	9.54	(1.40)	(1.40)

Class C
Year Ended June 30, 2008	39.68	(0.42	)(f)	(0.73)	(1.15)	(4.83)	(4.83)
Year Ended June 30, 2007	36.63	(0.40	)(f)	6.75	6.35	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.32	(0.10	)(f)	1.41	1.31	—	—
Year Ended December 31, 2005	35.20	(0.38	)(f)	3.60	3.22	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(f)	6.00	5.60	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(f)	9.85	9.38	(1.40)	(1.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

88   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$38.76	(3.02)%	$472,848	1.14%	(0.64)%	1.14%	107%
44.71	19.01	526,157	1.14	(0.59)	1.14	121
40.68	3.96	470,613	1.14	(0.03)	1.17	63
39.13	9.77	458,716	1.17	(0.60)	1.17	119
38.51	16.90	441,000	1.35	(0.61)	1.37	122
37.47	36.10	412,000	1.35	(1.05)	1.46	68

34.37	(3.53)	15,736	1.64	(1.14)	1.64	107
40.38	18.41	20,189	1.64	(1.09)	1.64	121
37.22	3.71	28,031	1.64	(0.50)	1.66	63
35.89	9.23	34,126	1.67	(1.11)	1.67	119
35.73	16.31	51,000	1.85	(1.10)	1.88	122
35.27	35.37	61,000	1.85	(1.55)	1.96	68

33.70	(3.51)	24,643	1.64	(1.14)	1.64	107
39.68	18.41	25,672	1.64	(1.09)	1.64	121
36.63	3.71	20,817	1.64	(0.56)	1.67	63
35.32	9.26	17,120	1.65	(1.07)	1.66	119
35.20	16.32	7,000	1.85	(1.09)	1.87	122
34.81	35.17	4,000	1.85	(1.55)	1.96	68

NOVEMBER 1, 2008   89

Financial Highlights (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Growth Fund
Class A
Year Ended June 30, 2008	$24.89	$(0.17	)( c)	$(0.45)	$(0.62)	$—	$(3.81)	$(3.81)
Year Ended June 30, 2007	24.85	(0.18	)( c)	4.41	4.23	—	(4.19)	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—	—	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—	—	—

Class B
Year Ended June 30, 2008	20.88	(0.26	)( c)	(0.36)	(0.62)	—	(3.81)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)( c)	3.76	3.48	—	(4.19)	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	—	(2.01)	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—	—	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—	—	—

Class C
Year Ended June 30, 2008	23.21	(0.29	)( c)	(0.41)	(0.70)	—	(3.81)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)( c)	4.14	3.83	—	(4.19)	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—	—	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—	—	—

Diversified Mid Cap Value Fund
Class A
Year Ended June 30, 2008	15.85	0.09	( c)	(2.19)	(2.10)	(0.04)	(4.72)	(4.76)
Year Ended June 30, 2007	15.92	0.12	( c)	2.80	2.92	(0.14)	(2.85)	(2.99)
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)

Class B
Year Ended June 30, 2008	15.01	0.01	( c)	(2.04)	(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	( c)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—

Class C
Year Ended June 30, 2008	15.01	0.01	( c)	(2.04)	(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	( c)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

( b )	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( c )	Calculated based upon average shares outstanding.

( d )	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

( e)	Includes interest expense of 0.01%.

90   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) ( a )		Net assets end of period (000’s)	Net expenses ( b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$20.46	(3.22	)%( d)	$384,225	1.24%		(0.75)%	1.39%	95%
24.89	18.65		480,084	1.24		(0.73)	1.36	119
24.85	12.20		451,565	1.24		(0.42)	1.41	112
23.99	9.84		436,185	1.24		(0.76)	1.37	119
21.84	20.33		544,217	1.22		(0.69)	1.33	48

16.45	(3.90	)( d)	69,186	1.88		(1.38)	1.89	95
20.88	17.93		123,779	1.86		(1.35)	1.86	119
21.59	11.51		155,268	1.89		(1.07)	1.91	112
21.21	9.10		195,917	1.96		(1.48)	1.98	119
19.44	19.34		238,738	1.97		(1.44)	1.98	48

18.70	(3.85	)( d)	27,785	1.88		(1.38)	1.89	95
23.21	17.90		38,805	1.86		(1.35)	1.86	119
23.57	11.53		42,448	1.89		(1.07)	1.91	112
22.98	9.06		46,607	1.96		(1.48)	1.98	119
21.07	19.38		67,274	1.97		(1.44)	1.98	48

8.99	(15.81	)( d)	130,114	1.25	( e)	0.72	1.40	58
15.85	19.66		212,613	1.22		0.73	1.33	47
15.92	9.45		225,776	1.24		0.70	1.36	52
19.15	14.17		238,939	1.22		0.78	1.33	67
17.41	29.06		231,511	1.19		0.40	1.31	24

8.24	(16.35	)( d)	31,181	1.85		0.11	1.91	58
15.01	18.89		53,843	1.83		0.13	1.83	47
15.24	8.89		59,652	1.84		0.09	1.86	52
18.54	13.40		68,550	1.90		(0.03)	1.93	67
16.92	28.08		69,874	1.94		(0.35)	1.96	24

8.24	(16.32	)( d)	14,704	1.85		0.09	1.90	58
15.01	18.89		29,590	1.83		0.13	1.83	47
15.24	8.89		32,775	1.84		0.11	1.86	52
18.54	13.43		29,777	1.90		0.11	1.93	67
16.92	28.08		23,155	1.94		(0.35)	1.96	24

NOVEMBER 1, 2008   91

Financial Highlights (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2008	$20.73	$(0.19	)(f)	$(2.09)	$(2.28)	$—	$(1.80)	$(1.80)
Year Ended June 30, 2007	19.34	(0.19	)(f)	3.59	3.40	—	(2.01)	(2.01)
January 1, 2006 through June 30, 2006 (e)	18.12	(0.09	)(f)	1.31	1.22	—	—	—
Year Ended December 31, 2005	18.46	(0.21	)(f)	1.20	0.99	—	(1.33)	(1.33)
Year Ended December 31, 2004	16.81	(0.19	)(f)	1.84	1.65	—	—	—
Year Ended December 31, 2003	12.14	(0.16	)(f)	4.83	4.67	—	—	—
Class B
Year Ended June 30, 2008	19.09	(0.28	)(f)	(1.89)	(2.17)	—	(1.80)	(1.80)
Year Ended June 30, 2007	18.07	(0.29	)(f)	3.32	3.03	—	(2.01)	(2.01)
January 1, 2006 through June 30, 2006 (e)	16.97	(0.14	)(f)	1.24	1.10	—	—	—
Year Ended December 31, 2005	17.47	(0.29	)(f)	1.12	0.83	—	(1.33)	(1.33)
Year Ended December 31, 2004	16.01	(0.28	)(f)	1.74	1.46	—	—	—
Year Ended December 31, 2003	11.63	(0.24	)(f)	4.62	4.38	—	—	—
Class C
Year Ended June 30, 2008	19.06	(0.28	)(f)	(1.89)	(2.17)	—	(1.80)	(1.80)
Year Ended June 30, 2007	18.04	(0.29	)(f)	3.32	3.03	—	(2.01)	(2.01)
January 1, 2006 through June 30, 2006 (e)	16.95	(0.14	)(f)	1.23	1.09	—	—	—
Year Ended December 31, 2005	17.44	(0.30	)(f)	1.14	0.84	—	(1.33)	(1.33)
Year Ended December 31, 2004	15.98	(0.28	)(f)	1.74	1.46	—	—	—
Year Ended December 31, 2003	11.61	(0.25	)(f)	4.62	4.37	—	—	—
Mid Cap Value Fund
Class A
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (e)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(f)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(f)	3.71	3.78	(0.04)	(0.31)	(0.35)
Year Ended December 31, 2003	14.44	0.09	(f)	4.25	4.34	(0.05)	(0.11)	(0.16)
Class B
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(f) (g)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.32	(0.03)		4.19	4.16	—	(0.11)	(0.11)
Class C
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(f) (g)	1.81	1.81	— (g)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.35	(0.03)		4.20	4.17	— (g)	(0.11)	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

92   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.65	(11.92)%	$77,384	1.50%	(0.99)%	1.95%	122%
20.73	18.59	87,347	1.50	(1.00)	2.04	144
19.34	6.73	82,529	1.50	(0.94)	1.82	86
18.12	5.29	75,940	1.50	(1.16)	1.67	143
18.46	9.82	86,000	1.50	(1.14)	1.73	112
16.81	38.47	89,000	1.50	(1.19)	1.86	55

15.12	(12.38)	27,388	2.10	(1.59)	2.44	122
19.09	17.81	35,349	2.10	(1.61)	2.53	144
18.07	6.48	40,478	2.10	(1.54)	2.32	86
16.97	4.66	41,440	2.06	(1.72)	2.15	143
17.47	9.12	62,000	2.12	(1.76)	2.23	112
16.01	37.66	63,000	2.12	(1.81)	2.35	55

15.09	(12.40)	58,290	2.10	(1.59)	2.44	122
19.06	17.84	72,836	2.10	(1.60)	2.55	144
18.04	6.43	54,608	2.10	(1.54)	2.32	86
16.95	4.73	43,211	2.06	(1.72)	2.18	143
17.44	9.14	34,000	2.12	(1.76)	2.23	112
15.98	37.64	23,000	2.12	(1.82)	2.35	55

21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41
18.62	30.07	275,000	1.25	0.51	1.65	32

21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41
18.37	29.06	68,000	1.95	(0.21)	2.19	32

21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41
18.41	29.09	103,000	1.95	(0.19)	2.19	32

NOVEMBER 1, 2008   93

Financial Highlights (continued)

						Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2008	$33.16	$0.05	(g)	$(3.91)	$(3.86)	$(0.12)		$(1.76)	$(1.88)
Year Ended June 30, 2007	28.30	0.13	(g)	6.01	6.14	—	( h)	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	26.30	(0.01	) (g)	2.01	2.00	—		—	—
Year Ended December 31, 2005	26.44	(0.08	) (g)	3.36	3.28	—		(3.42)	(3.42)
Year Ended December 31, 2004	24.11	(0.17	) (g)	6.33	6.16	—		(3.83)	(3.83)
Year Ended December 31, 2003	17.68	(0.15	) (g)	6.58	6.43	—		—	—

Class B
Year Ended June 30, 2008	29.17	(0.08	) (g)	(3.43)	(3.51)	—		(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	) (g)	5.32	5.29	—		(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.44	(0.07	) (g)	1.79	1.72	—		—	—
Year Ended December 31, 2005	24.01	(0.20	) (g)	3.05	2.85	—		(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	) (g)	5.84	5.50	—		(3.83)	(3.83)
Year Ended December 31, 2003	16.50	(0.27	) (g)	6.11	5.84	—		—	—

Class C
Year Ended June 30, 2008	29.15	(0.08	) (g)	(3.43)	(3.51)	(0.02)		(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	) (g)	5.31	5.29	—		(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (e)	23.43	(0.06	) (g)	1.77	1.71	—		—	—
February 1, 2006 (f) through December 31, 2005	24.08	(0.14	) (g)	2.91	2.77	—		(3.42)	(3.42)

Small Cap Growth Fund
Class A
Year Ended June 30, 2008	11.98	(0.06	) (g)	(1.28)	(1.34)	—		(1.70)	(1.70)
Year Ended June 30, 2007	11.91	(0.07	) (g)	1.93	1.86	—		(1.79)	(1.79)
Year Ended June 30, 2006	12.54	(0.08)		2.03	1.95	—		(2.58)	(2.58)
Year Ended June 30, 2005	11.73	(0.11)		0.98	0.87	—		(0.06)	(0.06)
Year Ended June 30, 2004	8.76	(0.07)		3.04	2.97	—		—	—

Class B
Year Ended June 30, 2008	10.41	(0.11	) (g)	(1.08)	(1.19)	—		(1.70)	(1.70)
Year Ended June 30, 2007	10.62	(0.13	) (g)	1.71	1.58	—		(1.79)	(1.79)
Year Ended June 30, 2006	11.50	(0.23)		1.93	1.70	—		(2.58)	(2.58)
Year Ended June 30, 2005	10.84	(0.23)		0.95	0.72	—		(0.06)	(0.06)
Year Ended June 30, 2004	8.15	(0.15)		2.84	2.69	—		—	—

Class C
Year Ended June 30, 2008	10.78	(0.11	) (g)	(1.13)	(1.24)	—		(1.70)	(1.70)
Year Ended June 30, 2007	10.94	(0.13	) (g)	1.76	1.63	—		(1.79)	(1.79)
Year Ended June 30, 2006	11.77	(0.09)		1.84	1.75	—		(2.58)	(2.58)
Year Ended June 30, 2005	11.09	(0.15)		0.89	0.74	—		(0.06)	(0.06)
Year Ended June 30, 2004	8.34	(0.14)		2.89	2.75	—		—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

( g)	Calculated based upon average shares outstanding.

( h)	Amount rounds to less than $0.01.

( i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

94   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$27.42	(11.80)%		$405,375	1.25%	0.18%	1.40%	52%
33.16	22.23		522,428	1.15	0.41	1.39	26
28.30	7.60		284,104	1.28	(0.05)	1.36	21
26.30	12.39		209,321	1.35	(0.28)	1.41	70
26.44	26.13		129,000	1.38	(0.66)	1.62	44
24.11	36.37		88,000	1.38	(0.75)	1.65	38

23.90	(12.21)		21,212	1.75	(0.32)	1.90	52
29.17	21.60		30,769	1.65	(0.10)	1.89	26
25.16	7.34		22,370	1.78	(0.55)	1.86	21
23.44	11.85		17,106	1.87	(0.83)	1.91	70
24.01	25.22		17,000	2.12	(1.43)	2.12	44
22.34	35.39		22,000	2.12	(1.49)	2.21	38

23.86	(12.21)		45,375	1.75	(0.32)	1.90	52
29.15	21.61		64,603	1.65	(0.07)	1.89	26
25.14	7.30		22,209	1.77	(0.51)	1.86	21
23.43	11.48		10,678	1.85	(0.49)	1.91	70

8.94	(12.93	)( i)	120,723	1.25	(0.56)	1.39	71
11.98	16.90		108,013	1.25	(0.65)	1.36	86
11.91	16.96		90,963	1.25	(0.82)	1.39	97
12.54	7.40		82,281	1.24	(0.78)	1.36	129
11.73	33.90		81,501	1.24	(0.72)	1.34	62

7.52	(13.48	)( i)	13,420	1.85	(1.18)	1.89	71
10.41	16.26		20,719	1.84	(1.25)	1.86	86
10.62	16.25		24,434	1.85	(1.43)	1.89	97
11. 50	6.62		28,918	1.94	(1.48)	1.96	129
1 0 .84	33.01		30,280	1.99	(1.47)	1.99	62

7.84	(13.49	)( i)	18,615	1.85	(1.17)	1.89	71
10.78	16.25		20,280	1.84	(1.24)	1.86	86
10.94	16.31		16,589	1.85	(1.42)	1.89	97
11.77	6.65		12,794	1.93	(1.47)	1.95	129
11.09	32.97		11,362	1.99	(1.47)	1.99	62

NOVEMBER 1, 2008   95

Financial Highlights (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2008	$24.56	$0.17	(g)	$(4.61)	$(4.44)	$(0.16)	$(2.51)	$(2.67)
Year Ended June 30, 2007	23.89	0.11	(g)	3.70	3.81	(0.14)	(3.00)	(3.14)
Year Ended June 30, 2006	25.00	0.11	(g)	3.11	3.22	(0.13)	(4.20)	(4.33)
Year Ended June 30, 2005	24.38	0.13		2.78	2.91	(0.11)	(2.18)	(2.29)
Year Ended June 30, 2004	18.05	0.02		6.33	6.35	(0.02)	—	(0.02)
Class B
Year Ended June 30, 2008	22.47	0.03	(g)	(4.18)	(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(g)	3.40	3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(g)	2.90	2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68	2.59	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.22	(0.13)		6.02	5.89	—	—	—
Class C
Year Ended June 30, 2008	22.34	0.03	(g)	(4.16)	(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(g)	3.39	3.36	(0.04)	(3.00)	(3.04)
Year Ended June 30, 2006	23.39	(0.04	)(g)	2.89	2.85	(2.00)	(4.20)	(4.22)
Year Ended June 30, 2005	23.02	(0.08)		2.66	2.58	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.15	(0.13)		6.00	5.87	—	—	—

Strategic Small Cap Value Fund
Class A
Year Ended June 30, 2008	17.63	0.02	( g)	(4.56)	(4.54)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.09	(0.02)		2.74	2.72	(0.03)	(0.15)	(0.18)
February 28, 2006 ( e) through June 30, 2006	15.00	(0.01	)( g)	0.10	0.09	—	—	—
Class C
Year Ended June 30, 2008	17.54	(0.05	)( g)	(4.55)	(4.60)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.06	(0.09)		2.72	2.63	—	(0.15)	(0.15)
February 28, 2006 ( e) through June 30, 2006	15.00	(0.03	)( g)	0.09	0.06	—	—	—

U.S. Small Company Fund
Class A
November 2, 2007 ( f) through June 30, 2008	9.73	0.03	( g)	(1.14)	(1.11)	(0.08)	(0.17)	(0.25)
Class C
November 2, 2007 ( f) through June 30, 2008	9.73	—	( g)( h)	(1.14)	(1.14)	(0.08)	(0.17)	(0.25)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

( h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

96   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.45	(18.44	)%( i)	$155,745	1.25%	0.82%	1.41%	35%
24.56	16.73		208,767	1.24	0.47	1.35	38
23.89	14.07		164,506	1.25	0.43	1.36	45
25.00	12.20		149,283	1.25	0.53	1.37	57
24.38	35.21		152,126	1.23	0.10	1.35	41

15.72	(18.93	)( i)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45
23.49	11.42		34,648	1.94	(0.17)	1.96	57
23.11	34.20		40,608	1.98	(0.65)	2.00	41

15.61	(18.95	)( i)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38
22.02	13.38		47,012	1.85	(0.18)	1.86	45
23.39	11.42		44,749	1.92	(0.17)	1.95	57
23.02	34.23		52,934	1.98	(0.65)	2.00	41

12.53	(26.13)		642	1.60	0.12	3.81	109
17.63	18.12		654	1.60	(0.15)	4.88	103
15.09	0.60		503	1.60	(0.15)	6.50	28

12.38	(26.61)		479	2.10	(0.37)	4.33	109
17.54	17.57		633	2.10	(0.65)	5.38	103
15.06	0.40		502	2.10	(0.65)	7.00	28

8.37	(11.51)		149	1.26	0.56	1.62	130

8.34	(11.82)		45	1.75	0.03	2.18	130

NOVEMBER 1, 2008   97

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the ‘SEC Order’) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

There are no Reduced Rate Funds in this prospectus.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the

98   JPMORGAN U.S. EQUITY FUNDS

extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

Non-Reduced Rate Funds

The table below shows the ratios for Class A, Class B and Class C Shares of the Funds offered in this prospectus subject to the Non-Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio	Gross Expense Ratio
Diversified Mid Cap Growth Fund	Class A	1.24%	1.39%
	Class B	1.8 9	1.89
	Class C	1.8 9	1.89

Diversified Mid Cap Value Fund	Class A	1.24	1.40
	Class B	1. 91	1.91
	Class C	1. 90	1.90

Small Cap Growth Fund	Class A	1.25	1.39
	Class B	1.8 7	1.89
	Class C	1.8 7	1.89

Small Cap Value Fund	Class A	1.26	1.42
	Class B	1. 92	1.92
	Class C	1. 92	1.92

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

NOVEMBER 1, 2008   99

Legal Proceedings and Additional Fee and Expense Information (continued)

Non-Reduced Rate Funds

JPMorgan Diversified Mid Cap Growth Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$645	–0.51%	–1.69%	–1.69%	$192	5.00%	3.11%	3.11%
October 31, 2010	139	4.46	1.86	3.61	198	10.25	6.32	3.11
October 31, 2011	144	9.68	5.54	3.61	204	15.76	9.62	3.11
October 31, 2012	149	15.17	9.35	3.61	210	21.55	13.03	3.11
October 31, 2013	155	20.93	13.30	3.61	217	27.63	16.55	3.11
October 31, 2014	160	26.97	17.39	3.61	224	34.01	20.17	3.11
October 31, 2015	166	33.32	21.62	3.61	231	40.71	23.91	3.11
October 31, 2016	172	39.99	26.01	3.61	238	47.75	27.76	3.11
October 31, 2017	178	46.99	30.56	3.61	245	55.13	31.74	3.11
October 31, 2018	185	54.34	35.28	3.61	253	62.89	35.83	3.11

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$292	4.00%	2.11%	2.11%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$192	$692	5.00%	0.00%	3.11%	–1.89%	3.11%	–1.89%
October 31, 2010	198	598	10.25	6.25	6.32	2.32	3.11	–0.77
October 31, 2011	204	504	15.76	12.76	9.62	6.62	3.11	0.29
October 31, 2012	210	510	21.55	18.55	13.03	10.03	3.11	0.37
October 31, 2013	217	417	27.63	25.63	16.55	14.55	3.11	1.34
October 31, 2014	224	324	34.01	33.01	20.17	19.17	3.11	2.25
October 31, 2015	231	231	40.71	40.71	23.91	23.91	3.11	3.11
October 31, 2016	238	238	47.75	47.75	27.76	27.76	3.11	3.11
October 31, 2017	181	181	55.13	55.13	32.38	32.38	3.61	3.61
October 31, 2018	187	187	62.89	62.89	37.15	37.15	3.61	3.61

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

100   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Mid Cap Value Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$645	–0.51%	–1.69%	–1.69%	$193	5.00%	3.10%	3.10%
October 31, 2010	140	4.46	1.85	3.60	199	10.25	6.30	3.10
October 31, 2011	145	9.68	5.52	3.60	205	15.76	9.59	3.10
October 31, 2012	150	15.17	9.32	3.60	211	21.55	12.99	3.10
October 31, 2013	156	20.93	13.25	3.60	218	27.63	16.49	3.10
October 31, 2014	161	26.97	17.33	3.60	225	34.01	20.10	3.10
October 31, 2015	167	33.32	21.55	3.60	232	40.71	23.83	3.10
October 31, 2016	173	39.99	25.93	3.60	239	47.75	27.66	3.10
October 31, 2017	179	46.99	30.46	3.60	246	55.13	31.62	3.10
October 31, 2018	186	54.34	35.16	3.60	254	62.89	35.70	3.10

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$293	4.00%	2.10%	2.10%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$194	$694	5.00%	0.00%	3.09%	–1.91%	3.09%	–1.91%
October 31, 2010	200	600	10.25	6.25	6.28	2.28	3.09	–0.79
October 31, 2011	206	506	15.76	12.76	9.56	6.56	3.09	0.27
October 31, 2012	212	512	21.55	18.55	12.94	9.94	3.09	0.35
October 31, 2013	219	419	27.63	25.63	16.43	14.43	3.09	1.32
October 31, 2014	226	326	34.01	33.01	20.03	19.03	3.09	2.23
October 31, 2015	233	233	40.71	40.71	23.74	23.74	3.09	3.09
October 31, 2016	240	240	47.75	47.75	27.57	27.57	3.09	3.09
October 31, 2017	182	182	55.13	55.13	32.16	32.16	3.60	3.60
October 31, 2018	188	188	62.89	62.89	36.92	36.92	3.60	3.60

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2008   101

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Small Cap Growth Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$646	–0.51%	–1.70%	–1.70%	$190	5.00%	3.13%	3.13%
October 31, 2010	139	4.46	1.85	3.61	198	10.25	6.34	3.11
October 31, 2011	144	9.68	5.53	3.61	204	15.76	9.64	3.11
October 31, 2012	149	15.17	9.34	3.61	210	21.55	13.05	3.11
October 31, 2013	155	20.93	13.29	3.61	217	27.63	16.57	3.11
October 31, 2014	160	26.97	17.38	3.61	224	34.01	20.20	3.11
October 31, 2015	166	33.32	21.61	3.61	231	40.71	23.93	3.11
October 31, 2016	172	39.99	26.00	3.61	238	47.75	27.79	3.11
October 31, 2017	178	46.99	30.55	3.61	245	55.13	31.76	3.11
October 31, 2018	185	54.34	35.26	3.61	253	62.89	35.86	3.11

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$290	4.00%	2.13%	2.13%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$190	$690	5.00%	0.00%	3.13%	–1.87%	3.13%	–1.87%
October 31, 2010	198	598	10.25	6.25	6.34	2.34	3.11	–0.77
October 31, 2011	204	504	15.76	12.76	9.64	6.64	3.11	0.29
October 31, 2012	210	510	21.55	18.55	13.05	10.05	3.11	0.37
October 31, 2013	217	417	27.63	25.63	16.57	14.57	3.11	1.34
October 31, 2014	224	324	34.01	33.01	20.20	19.20	3.11	2.25
October 31, 2015	231	231	40.71	40.71	23.93	23.93	3.11	3.11
October 31, 2016	238	238	47.75	47.75	27.79	27.79	3.11	3.11
October 31, 2017	181	181	55.13	55.13	32.40	32.40	3.61	3.61
October 31, 2018	187	187	62.89	62.89	37.18	37.18	3.61	3.61

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

102   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Value Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$647	–0.51%	–1.71%	–1.71%	$195	5.00%	3.08%	3.08%
October 31, 2010	142	4.46	1.81	3.58	201	10.25	6.25	3.08
October 31, 2011	147	9.68	5.46	3.58	207	15.76	9.53	3.08
October 31, 2012	152	15.17	9.23	3.58	214	21.55	12.90	3.08
October 31, 2013	158	20.93	13.14	3.58	220	27.63	16.38	3.08
October 31, 2014	164	26.97	17.19	3.58	227	34.01	19.96	3.08
October 31, 2015	169	33.32	21.39	3.58	234	40.71	23.66	3.08
October 31, 2016	175	39.99	25.74	3.58	241	47.75	27.47	3.08
October 31, 2017	182	46.99	30.24	3.58	249	55.13	31.39	3.08
October 31, 2018	188	54.34	34.90	3.58	256	62.89	35.44	3.08

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$295	4.00%	2.08%	2.08%

	Class B1
	Annual Costs		Gross Cumulative Return		Net Cumulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$195	$695	5.00%	0.00%	3.08%	–1.92%	3.08%	–1.92%
October 31, 2010	201	601	10.25	6.25	6.25	2.25	3.08	–0.80
October 31, 2011	207	507	15.76	12.76	9.53	6.53	3.08	0.26
October 31, 2012	214	514	21.55	18.55	12.90	9.90	3.08	0.34
October 31, 2013	220	420	27.63	25.63	16.38	14.38	3.08	1.31
October 31, 2014	227	327	34.01	33.01	19.96	18.96	3.08	2.22
October 31, 2015	234	234	40.71	40.71	23.66	23.66	3.08	3.08
October 31, 2016	241	241	47.75	47.75	27.47	27.47	3.08	3.08
October 31, 2017	184	184	55.13	55.13	32.03	32.03	3.58	3.58
October 31, 2018	191	191	62.89	62.89	36.76	36.76	3.58	3.58

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

NOVEMBER 1, 2008   103

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds except Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund is 811-21295

Investment Company Act File No. for Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund is 811-4236

Investment Company Act File No. for Mid Cap Value Fund is 811-8189

©JPMorgan Chase & Co., 2008 All rights reserved. November 2008.

PR-MCEABC-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Class A, Class B & Class C Shares

JPMorgan Intrepid America Fund (Class A and Class C)
JPMorgan Intrepid Growth Fund (Class A and Class C)
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund (Class A and Class C)
JPMorgan Intrepid Plus Fund (Class A and Class C)
JPMorgan Intrepid Value Fund (Class A and Class C)

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Intrepid America Fund	1
JPMorgan Intrepid Growth Fund	7
JPMorgan Intrepid Mid Cap Fund	13
JPMorgan Intrepid Multi Cap Fund	19
JPMorgan Intrepid Plus Fund	25
JPMorgan Intrepid Value Fund	3 2
The Funds’ Management and Administration	3 8
How to Do Business with the Funds	40
Purchasing Fund Shares	40
Sales Charges	4 5
Rule 12b-1 Fees	4 9
Networking and Sub-Transfer Agency Fees	4 9
Exchanging Fund Shares	50
Redeeming Fund Shares	51
Shareholder Information	5 4
Distributions and Taxes	5 4
Shareholder Statements and Reports	5 5
Availability of Proxy Voting Record	5 5
Portfolio Holdings Disclosure	5 5
Risk and Reward Elements for the Funds	5 6
Financial Highlights	6 2
Legal Proceedings and Additional Fee and Expense Information	6 8
How to Reach Us	B ack cover

JPMorgan Intrepid America Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities of both large and mid capitalization companies, it may at any given time invest a significant portion of its assets in either large or mid capitalization companies, when the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000® Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The

NOVEMBER 1, 2008   1

JPMorgan Intrepid America Fund (continued)

Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Although the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as F und strategies, please see pages 56– 60 .

2   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2004	11.38%	Worst Quarter	4th quarter, 200 7	– 3.05%

*	Historical performance shown for Class A Shares prior to 1/1/06 is based on the performance of the Fund’s Select Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A Shares would have been lower than the returns shown because Class A Shares have higher expense ratios.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –21.69%.

NOVEMBER 1, 2008   3

JPMorgan Intrepid America Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time for the period ended December 31, 200 7 *

	Past 1 Year	Life of Fund[1]
CLASS A SHARES
Return Before Taxes	(2.06)	14.95
Return After Taxes on Distributions	(2.81)	14.25
Return After Taxes on Distributions and Sale of Fund Shares	(0.37)	12.82

CLASS C SHARES
Return Before Taxes	1.84	15.87

RUSSELL 1000® INDEXˆ,2 (Reflects No Deduction for Fees, Expenses or Taxes)	5.77	14.88

LIPPER LARGE-CAP CORE FUNDS INDEXˆ,3 (Reflects No Deduction for Taxes)	6.63	12.90

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class A and Class C Shares prior to their inception on 2/19/05 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Class A Shares and Class C Shares would have been lower than the returns shown because Class A and Class C Shares have higher expense ratios. The Fund commenced operations on 2/28/03. Performance of the benchmarks is from 2/28/03.

1	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

2	The Russell 1000® Index is an unmanaged index which measures the performance of the 1000 largest companies (on the basis of capitalization) in the Russell 3000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

4   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A and Class C Shares

The expenses of the Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares	Class C Shares
Management Fees	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.14	0.14
Acquired Fund Fees and Expenses[2]	0.01	0.01

Total Annual Operating Expenses[3,4]	1.30	1.80
Fee Waivers and Expense Reimbursements[4]	(0.04)	(0. 04)

Net Expenses[4]	1.26	1.76

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.75%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.29% and 1.79% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.25% and 1.75% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   5

JPMorgan Intrepid America Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	64 7	9 12	1,19 7	2,007
CLASS C SHARES** ($)	27 9	5 63	9 71	2,113

IF YOU DON’T SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	64 7	9 12	1,19 7	2,007
CLASS C SHARES ($)	17 9	5 63	9 71	2,113

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

6   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Growth Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities of both large and mid capitalization companies, it may at any given time invest a significant portion of its assets in either large or mid capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Growth Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of securities relative to those of the Russell 1000® Growth Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

NOVEMBER 1, 2008   7

JPMorgan Intrepid Growth Fund (continued)

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Mid Cap Company Risk.  Although the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid cap companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as F und strategies, please see pages 56– 60 .

8   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied form year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2004	10.57%	Worst Quarter	3rd quarter, 2004	–3.32%

*	Historical performance shown for Class A Shares prior to 1/1/06 is based on the performance of the Fund’s Select Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A Shares would have been lower than the returns shown because Class A Shares have higher expense ratios.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –22.07%.

NOVEMBER 1, 2008   9

JPMorgan Intrepid Growth Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time for the period ended December 31, 200 7 *

	Past 1 Year	Life of Fund[1]
CLASS A SHARES
Return Before Taxes	5.05	13.83
Return After Taxes on Distributions	4.77	12.67
Return After Taxes on Distributions and Sale of Fund Shares	3.65	11.47

CLASS C SHARES
Return Before Taxes	9.39	14.75

RUSSELL 1000® GROWTH INDEXˆ,2 (Reflects No Deduction for Fees, Expenses or Taxes)	11.81	13.23

LIPPER LARGE-CAP GROWTH FUNDS INDEXˆ,3 (Reflects No Deduction for Taxes)	14.97	13.30

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class A and Class C Shares prior to their inception on 2/19/05 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Class A Shares and Class C Shares would have been lower than the returns shown because Class A and Class C Shares have higher expense ratios. The Fund commenced operations on 2/28/03. Performance of the benchmarks is from 2/28/03.

1	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

2	The Russell 1000® Growth Index is an unmanaged index which measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

10   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A and Class C Shares

The expenses of the Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares	Class C Shares
Management Fees	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.15	0.15

Total Annual Operating Expenses	1.30	1.80
Fee Waivers and Expense Reimbursements[2]	(0.05)	(0.05)

Net Expenses[2]	1.25	1.75

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.75%, respectively, of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   11

JPMorgan Intrepid Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	646	911	1,196	2,006
CLASS C SHARES** ($)	278	562	970	2,112

IF YOU DON’T SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	646	911	1,196	2,006
CLASS C SHARES ($)	178	562	970	2,112

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

12   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Mid Cap Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Fund’s main investment strategies?

The Fund invests primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell Midcap Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the Fund’s adviser, JPMorgan Investment Advisors Inc. (JPMIA), looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell Midcap® Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria listed above or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

NOVEMBER 1, 2008   13

JPMorgan Intrepid Mid Cap Fund (continued)

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as F und strategies, please see pages 56– 60 .

14   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years of the Fund. It compares that performance to the Russell Midcap® Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	22.63%	Worst Quarter	3rd quarter, 1998	–20.72%

*	The performance for periods prior to 3/22/99 reflects the performance of the Pegasus Mid Cap Opportunity Fund .

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –21.06%.

NOVEMBER 1, 2008   15

JPMorgan Intrepid Mid Cap Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time for the period ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS A SHARES
Return Before Taxes	(2.53)	14.03	7.59
Return After Taxes on Distributions	(4.55)	11.78	5.30
Return After Taxes on Distributions and Sale of Fund Shares	(0.06)	11.73	5.67

CLASS B SHARES*
Return Before Taxes	(2.71)	14.29	7.56	[3]

CLASS C SHARES*
Return Before Taxes	1.28	14.51	7.42

RUSSELL MIDCAP® INDEXˆ,1 (Reflects No Deduction for Fees, Expenses or Taxes)	5.60	18.21	9.91

LIPPER MID-CAP CORE FUNDS INDEXˆ,2 (Reflects No Deduction for Taxes)	6.34	15.80	9.16

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance for periods prior 3/22/99 reflects the performance of the Pegasus Mid Cap Opportunity Fund . Historical performance shown for Class C Shares prior to their inception on 3/22/99 is based on the performance of Select Class Shares, the original class offered. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between classes.

1	The Russell Midcap® Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

3	Class B Shares automatically convert to Class A Shares after eight years. Therefore, the performance in the “Past 10 Years” column represents a combination of Class A and Class B operating expenses.

ˆ	Investors cannot invest directly in an index.

16   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A, Class B and Class C Shares

The expenses of Class A, Class B and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class B Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	5.00	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A, Class B and Class C assets)

	Class A Shares	Class B Shares	Class C Shares
Management Fees	0.65	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75	0.75
Shareholder Service Fees	0.25	0.25	0.25
Other Expenses[1]	0.22	0.22	0.22
Acquired Fund Fees and Expenses[2]	0.06	0.06	0.06

Total Annual Operating Expenses[3,4]	1.43	1.93	1.93
Fee Waivers and Expense Reimbursements[4]	(0.13)	NONE	NONE

Net Expenses[4]	1.30	1.93	1.93

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.24%, 1.99% and 1.99%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.37%, 1.87% and 1.87% for Class A Shares, Class B Shares, and Class C Shares, respectively, and Net Expenses would have been 1.24%, 1.87% and 1.87% for Class A Shares, Class B Shares, and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   17

JPMorgan Intrepid Mid Cap Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	6 50	9 42	1,2 54	2, 138
CLASS B SHARES** ($)	69 6	906	1,2 42	2, 124	***
CLASS C SHARES** ($)	29 6	606	1, 042	2, 254

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	6 50	9 42	1,2 54	2, 138
CLASS B SHARES ($)	19 6	606	1,0 42	2, 124	***
CLASS C SHARES ($)	19 6	606	1,0 42	2, 254

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

***	Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

18   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Multi Cap Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments across all market capitalizations. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 3000 Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 3000® Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

NOVEMBER 1, 2008   19

JPMorgan Intrepid Multi Cap Fund (continued)

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.   Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests in smaller companies ( mid cap and small cap companies ) . The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as F und strategies, please see pages 56– 60 .

20   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000® Index, a broad-based securities market index, and the Lipper Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2004	10.85%	Worst Quarter	4th quarter, 200 7	– 4.65%

*	As of 4/10/06, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as JPMorgan Intrepid Contrarian Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund. Historical performance shown for Class A Shares prior to their inception on 1/1/06 is based on the performance of the Fund’s Select Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A Shares would have been lower than the returns shown because Class A Shares have higher expense ratios.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –23.40%.

NOVEMBER 1, 2008   21

JPMorgan Intrepid Multi Cap Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time for the period ended December 31, 200 7 *

	Past 1 Year	Life of Fund[1,2]
CLASS A SHARES
Return Before Taxes	(3.28)	14.65
Return After Taxes on Distributions	(4.01)	13.30
Return After Taxes on Distributions and Sale of Fund Shares	(1.52)	12.45

CLASS C SHARES
Return Before Taxes	0.58	15.59

RUSSELL 3000® INDEXˆ,3 (Reflects No Deduction for Fees, Expenses or Taxes)	5.14	10.17

LIPPER MULTI-CAP CORE FUNDS INDEXˆ,4 (Reflects No Deduction for Taxes)	5.97	15.41

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of 4/10/06, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as JPMorgan Intrepid Contrarian Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund. Historical performance shown for Class A and Class C Shares prior to their inception on 2/19/05 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Class A Shares and Class C Shares would have been lower than the returns shown because Class A and Class C Shares have higher expense ratios.

1	The Fund commenced operations on 2/28/03. Performance of the benchmarks is from 2/28/03.

2	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

3	The Russell 3000® Index is an unmanaged index, which measures the performance of the 3000 largest U.S. companies (on the basis of capitalization). The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

4	The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

22   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A and Class C Shares

The expenses of the Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, Shown as % of the Offering Price*	5.25		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares	Class C Shares
Management Fees	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.65	0.65
Acquired Fund Fees and Expenses[2]	0.03	0.03

Total Annual Operating Expenses[3,4]	1.83	2.33
Fee Waivers and Expense Reimbursements[4]	(0.55)	(0.55)

Net Expenses[4]	1.28	1.78

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.75%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.80% and 2.30% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.25% and 1.75% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   23

JPMorgan Intrepid Multi Cap Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	64 9	1,0 20	1,4 15	2, 517
CLASS C SHARES** ($)	2 81	6 75	1,1 95	2, 624

IF YOU DON’T SELL YOUR SHARES YOUR COSTS WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	64 9	1,0 20	1,4 15	2, 517
CLASS C SHARES ($)	1 81	6 75	1,1 95	2, 624

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

24   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Plus Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets, in long and short positions with respect to equity securities. “Assets” means net assets, plus the amount of borrowings, if any, for investment purposes.

The Fund will take long positions in equity securities the adviser believes offer attractive return potential , generally either because they are undervalued or because they have strong momentum. The Fund will sell short securities the adviser believes will underperform. These equity securities will primarily be common stock.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser, JPMIM, expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy.

By purchasing equity securities expected to outperform and underweighting or selling short equity securities expected to underperform while maintaining a full exposure to the equity market, the Fund seeks to produce returns that exceed those of the Russell 1000® Index. At the same time, by controlling factor or risk exposures through portfolio construction, the Fund seeks to limit its volatility to that of the overall market, as represented by the Russell 1000® Index.

The Fund can underweight or overweight industries or sectors when it believes such underweighting or overweighting will benefit performance. With respect to specific stock selection, the Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long position of the Fund, except that companies with large weights in the Russell 1000® Index may be held as overweights in the Fund, which may result in positions of greater than 5% in those securities.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker. The Fund also may use securities it owns to meet any such collateral obligations.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management, including to obtain significant amounts of long or short exposure , and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

NOVEMBER 1, 2008   25

JPMorgan Intrepid Plus Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks and considers short selling the lowest ranked securities. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk.  The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of leverage will result in a higher return on your investment , and using leverage could result in a net loss on your investment.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short

26   JPMORGAN U.S. EQUITY FUNDS

term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% o f its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as F und strategies, please see pages 56– 60 .

NOVEMBER 1, 2008   27

JPMorgan Intrepid Plus Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 1000® Index, a broad-based securities market index, and the Lipper Long/Short Equity Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load, and the performance figures for Class C Shares reflect the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	4.90%	Worst Quarter	4th quarter, 2007	–4.37%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –22.37%.

28   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time for the period ended December 31, 2007*

	Past 1 Year	Life of Fund[1]
CLASS A SHARES
Return Before Taxes	(2.99)	3.31
Return After Taxes on Distributions	(2.99)	3.31
Return After Taxes on Distributions and Sale of Fund Shares	(1.95)	2.82

CLASS C SHARES
Return Before Taxes	0.89	5.73

RUSSELL 1000® INDEXˆ,2 (Reflects No Deduction for Fees, Expenses or Taxes)	5.77	13.19

LIPPER LONG/SHORT EQUITY FUNDS INDEXˆ,3 (Reflects No Deduction for Taxes)	3.77	7.80

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 1/31/06. Performance of the benchmarks is from 1/31/06.

2	The Russell 1000® Index is an unmanaged index which measures the performance of the 1000 largest companies (on the basis of capitalization) in the Russell 3000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A and Class C Shares

The expenses of the Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

NOVEMBER 1, 2008   29

JPMorgan Intrepid Plus Fund (continued)

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares		Class C Shares
Management Fees		1.25		1.25
Distribution (Rule 12b-1) Fees		0.25		0.75
Shareholder Service Fees		0.25		0.25
Other Expenses[1]
Dividend Expenses on Short Sales	0.34		0.34
Remainder of Other Expenses	0.37		0.36
Total Other Expenses		0.71		0.70
Acquired Fund Fees and Expenses[2]		0.06		0.06

Total Annual Operating Expenses[3,4]		2.52		3.01
Fee Waivers and Expense Reimbursements[4]		(0.37)		(0.36)

Net Expenses[4]		2.15		2.65

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.75% and 2.25%, respectively, of their average daily net assets through 10/31/09. Without Dividend Expenses on Short Sales and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 2.12% and 2.61% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.75% and 2.25% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

30   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	7 32	1,2 35	1,7 64	3, 204
CLASS C SHARES** ($)	3 68	8 97	1,5 50	3, 302

IF YOU DON’T SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	7 32	1,2 35	1,7 64	3, 204
CLASS C SHARES** ($)	26 8	8 97	1,5 50	3, 302

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   31

JPMorgan Intrepid Value Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities of both large and mid capitalization companies, it may at any given time invest a significant portion of its assets in either large- or mid-capitalization companies when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Value Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000® Value Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

32   JPMORGAN U.S. EQUITY FUNDS

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Mid Cap Company Risk.  Although the Fund may invest in large- and mid-capitalization companies, the Fund’s risks increase as it invests more heavily in mid-capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as F und strategies, please see pages 56– 60 .

NOVEMBER 1, 2008   33

JPMorgan Intrepid Value Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Class A Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load , and the performance for Class C Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2004	10.25%	Worst Quarter	4th quarter, 200 7	– 5.54%

*	Historical performance shown for Class A Shares prior to 1/1/06 is based on the performance of the Fund’s Select Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of Class A Shares would have been lower than the returns shown because Class A Shares have higher expense ratios.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –17.97%.

34   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time for the period ended December 31, 200 7 *

	Past 1 Year	Life of Fund[1]
CLASS A SHARES
Return Before Taxes	(5.40)	16.50
Return After Taxes on Distributions	(5.69)	15.40
Return After Taxes on Distributions and Sale of Fund Shares	(3.15)	14.01

CLASS C SHARES
Return Before Taxes	(1.65)	17.45

RUSSELL 1000® VALUE INDEXˆ,2 (Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	16.40

LIPPER LARGE-CAP VALUE FUNDS INDEXˆ,3 (Reflects No Deduction for Taxes)	2.46	14.69

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class A and Class C Shares prior to their inception on 2/19/05 is based on the performance of the Select Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Class A Shares and Class C Shares would have been lower than the returns shown because Class A and Class C Shares have higher expense ratios. The Fund commenced operations on 2/28/03. Performance of the benchmarks is from 2/28/03.

1	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

2	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   35

JPMorgan Intrepid Value Fund (continued)

Investor Expenses for Class A and Class C Shares

The expenses of the Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursement are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your Investment)

	Class A Shares		Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25		NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE	**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares	Class C Shares
Management Fees	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.27	0.27
Acquired Fund Fees and Expenses[2]	0.03	0.03

Total Annual Operating Expenses[3,4]	1.45	1.95
Fee Waivers and Expense Reimbursements[4]	(0.17)	(0.17)
Net Expenses[4]	1.28	1.78

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.75%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.42% and 1.92% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.25% and 1.75% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

36   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	64 9	9 44	1,2 60	2,1 55
CLASS C SHARES** ($)	2 81	5 96	1,0 36	2,2 61

IF YOU DON’T SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	64 9	9 44	1,2 60	2,1 55
CLASS C SHARES ($)	1 81	5 96	1,0 36	2,2 61

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   37

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund
JPMorgan Intrepid Value Fund

Collectively, these are the JPMT I Funds.

JPMorgan Intrepid Mid Cap Fund is a series of JPMorgan Trust II (JPMT II), a Delaware statutory trust.

The trustees of JPMT I and JPMT II are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, and JPMIA is the investment adviser to the JPMorgan Intrepid Mid Cap Fund.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/0 8 , JPMIM or JPMIA were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.45
Intrepid Plus Fund	1.01
Intrepid Value Fund	0.59

A discussion of the basis the trustees of each trust used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

JPMorgan Chase began managing behavioral finance strategies in 1993 and now employs over 5 0 investment professionals worldwide who are dedicated to the strategy, including a large team allocated to the U.S. marketplace. There are common principles and processes employed across many of the strategies and the collective knowledge is an asset to all of our behavioral finance products.

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the JPMorgan Intrepid strategies, including the Funds, and for the behavioral small cap strategies. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm.

The portfolio management team for the Funds is led by Silvio Tarca, Managing Director of JPMIM and a CFA charterholder. Mr. Tarca has been with JPMIM or its affiliates (or one of their predecessors) since 2000. He has headed the behavioral finance portfolio management team and has been managing certain of the Funds since 2003. Prior to that time, he served as a quantitative research analyst in the Emerging Markets Equity Group. Other members of the portfolio management team include Robert Weller, Vice President of JPMIM and a CFA charterholder, and Jason Alonzo, Vice President of JPMIM. Mr. Weller has been with JPMIM or its affiliates (or one of their predecessors) since 1997. Prior to 2003 when Mr. Weller joined the portfolio management team, he worked in the JPMorgan Private Bank Target Portfolio Manager group. Mr. Alonzo has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior

38   JPMORGAN U.S. EQUITY FUNDS

to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. Mr. Weller and Mr. Alonzo have had day-to-day portfolio management responsibilities for the Funds since 2004 and 2005, respectively.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Fund Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, subtransfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

NOVEMBER 1, 2008   39

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A, Class B and Class C shares may be purchased by the general public.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check, or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board s of Trustees have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor, in its sole discretion, may reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and

40   JPMORGAN U.S. EQUITY FUNDS

eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund s . While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Fin ancial I ntermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class B Shares

You will not pay a sales charge at the time of purchase. The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

NOVEMBER 1, 2008   41

How to Do Business with the Funds (continued)

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999 individually or in the aggregate.

Individual purchases of $100,000 or more will be rejected. In addition , purchases will also be rejected if the Fund has determined that your purchase when aggregated with the value of Class B S hares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more.

The Funds may not be able to identify Class B Share purchases that exceed $100,000 if you hold your shares through one or more Financial Intermediaries or in accounts with different tax or other identification numbers. If you hold your shares through a Financial Intermediary, it is the responsibility of the Financial Intermediary to determine if an initial or additional purchase of Class B shares is suitable for you. It is your responsibility to inform your Financial Intermediary or the Fund of any and all accounts that should be linked together for purposes of determining whether the application of the Right of Accumulation or the use of a Letter of Intent would make Class A Shares a more suitable investment than Class B Shares. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read “Sales Charges — Reducing your Class A Sales Charge.”

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher Rule 12b-1 fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures

42   JPMORGAN U.S. EQUITY FUNDS

adopted by the JPMorgan Funds’ Boards, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. The section of this prospectus entitled “What kind of shares can I buy?” provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH

NOVEMBER 1, 2008   43

How to Do Business with the Funds (continued)

transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Class B Purchases over $100,000.  You should not utilize a systematic investment plan for purchases over $100,000 of Class B Shares. W e will no longer debit your bank account if the Fund has determined that your purchase of Class B S hares when aggregated with the value of Class B S hares of all JPMorgan Funds held by you in individual accounts with the same tax or other identification number would total $100,000 or more. To continue systematic investments in the Fund after you have invested $100,000 in Class B Shares, you will need to contact the Fund by calling 1-800-480-4111 or your Financial Intermediary to designate a different share class for systematic investments.

44   JPMORGAN U.S. EQUITY FUNDS

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The following tables show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS1

Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	NONE	NONE	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds (other than the JPMorgan Equity Index Fund or JPMorgan Market Expansion Index Fund) and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. If you purchase $1 million or more of Class A Shares of JPMorgan Equity Index Fund or JPMorgan Market Expansion Index Fund and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 0.50% of the purchase price if you redeem any or all of the Class A Shares of one of those Funds during the first 12 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more of the JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•	Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation.

NOVEMBER 1, 2008   45

How to Do Business with the Funds (continued)

To calculate the sales charge applicable to your net purchase of Class A Share s , you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•	Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	The JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares

46   JPMORGAN U.S. EQUITY FUNDS

have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

NOVEMBER 1, 2008   47

How to Do Business with the Funds (continued)

Class B Shares

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	5.00
1–2	4.00
2–3	3.00
3–4	3.00
4–5	2.00
5–6	1.00
More than 6	None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

Conversion Feature

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class B and Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares of the Funds, the CDSC is based on the original cost of the shares.

For Class B Shares of the Intrepid Mid Cap Fund , the CDSC is based on the original cost.

You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class B and Class C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and

48   JPMORGAN U.S. EQUITY FUNDS

be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a s ales c harge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Except for the Value Opportunities Fund, payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of,

NOVEMBER 1, 2008   49

How to Do Business with the Funds (continued)

Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund, and JPMorgan Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

50   JPMORGAN U.S. EQUITY FUNDS

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares .

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A, Class B or Class C Shares and the Fund or the Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order , minus the amount of any applicable CDSC.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We

NOVEMBER 1, 2008   51

How to Do Business with the Funds (continued)

may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

52   JPMORGAN U.S. EQUITY FUNDS

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2008   53

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

The Intrepid Value Fund and Intrepid Mid Cap Fund generally distribute net investment income, if any, at least quarterly. The Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Plus Fund generally distribute net investment income, if any, at least annually. The Funds will distribute their net realized capital gain s , if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain s regardless of how long you have held your shares in the Fund . Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt securities , REIT securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so .

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

54   JPMORGAN U.S. EQUITY FUNDS

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2008   55

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
•   Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities tends to fall when prevailing interest rates ris e. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances, each Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality , short-term instruments

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

56   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund ’ s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Funds could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• The Funds may use derivatives to increase income or gain
• While the Intrepid Plus Fund may use derivatives to leverage its portfolio, the shorts are intended to offset the additional market exposure caused by that leverage
• While the Funds may use derivatives that incidentally involve leverage, except for Intrepid Plus Fund, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2008   57

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling by the Intrepid Plus Fund
• Short sales may not have the intended effects and may result in losses
• The Fund may not be able to close out a short position at a particular time or at an acceptable price
• The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

• The Fund could make money and protect against losses if management’s analysis proves correct
• Short selling may allow the Fund to implement insights into securities it expects to underperform
• Short selling may allow the Fund to diversify its holdings across a larger number of securities

• The Fund will not engage in short selling if the total market value of all securities sold short would exceed 50% of the Fund’s net assets
• The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

58   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Master Limited Partnerships (MLPs)
•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• A Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

NOVEMBER 1, 2008   59

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending (except for the Intrepid Multi Cap Fund and Intrepid Plus Fund)
•  When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Fund receives collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Short-term trading
•  Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

60   JPMORGAN U.S. EQUITY FUNDS

This Page Intentionally Left Blank.

NOVEMBER 1, 2008   61

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2008	$29.66	$0.18	(g)	$(4.09)	$(3.91)	$(0.24)		$(1.19)	$(1.43)
Year Ended June 30, 2007	25.25	0.18	(g)	4.51	4.69	(0.22)		(0.06)	(0.28)
January 1, 2006 through June 30, 2006 (e)	24.27	0.10	(g)	0.88	0.98	—		—	—
February 19, 2005 (f) through December 31, 2005	22.62	0.15	(g)	1.60	1.75	(0.10)		—	(0.10)

Class C
Year Ended June 30, 2008	29.38	0.04	(g)	(4.04)	(4.00)	(0.10)		(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(g)	4.47	4.51	(0.17)		(0.06)	(0.23)
January 1, 2006 through June 30, 2006 (e)	24.19	0.03	(g)	0.88	0.91	—		—	—
February 19, 2005 (f) through December 31, 2005	22.62	0.06	(g)	1.58	1.64	(0.07)		—	(0.07)

Intrepid Growth Fund
Class A
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)		(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(g)	3.69	3.73	(0.05)		—	(0.05)
January 1, 2006 through June 30, 2006 (e)	20.67	0.02	(g)	0.16	0.18	—		—	—
February 19, 2005 (f) through December 31, 2005	19.01	0.03	(g)	1.66	1.69	(0.02)		(0.01)	(0.03)

Class C
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—		(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	) (g)	3.65	3.58	—	( h)	—	—	( h)
January 1, 2006 through June 30, 2006 (e)	20.59	(0.03	) (g)	0.14	0.11	—		—	—
February 19, 2005 (f) through December 31, 2005	19.01	(0.04	) (g)	1.64	1.60	(0.01)		(0.01)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods les than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $ 0.01.

(i)	Includes interest expense of 0.01%.

62   JPMORGAN U.S. EQUITY FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 24.32	(13.63)%	$106,108	1.26	%( i)	0.67%	1.29%	89%
29.66	18.67	129,399	1.25		0.65	1.28	81
25.25	4.04	49,795	1.25		0.78	1.29	47
24.27	7.75	12,715	1.25		0.75	1.29	109

24.09	(14.02)	24,579	1.76	( i)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81
25.10	3.76	9,450	1.75		0.28	1.79	47
24.19	7.25	3,267	1.75		0.28	1.79	109

22.03	(8.54)	112,249	1.25		0.07	1.30	130
24.53	17.92	94,384	1.25		0.15	1.30	130
20.85	0.87	17,756	1.25		0.19	1.30	73
20.67	8.90	3,919	1.25		0.20	1.50	130

21.73	(9.03)	45,171	1.75		(0.43)	1.80	130
24.28	17.32	38,334	1.75		(0.32)	1.80	130
20.70	0.53	7,844	1.75		(0.30)	1.80	73
20.59	8.44	1,941	1.75		(0.25)	1.91	13 0

NOVEMBER 1, 2008   63

Financial Highlights (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income		Net realized gains	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2008	$18.57	$0.04	(g)	$(2.37)	$(2.33)	$(0.05)		$(1.80)	$(1.85)
Year Ended June 30, 2007	17.33	0.05	(g)	2.94	2.99	(0.06)		(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(g)	2.97	3.02	(0.05)		(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11	3.07	(0.02)		(1.09)	(1.11)
Year Ended June 30, 2004	15.30	(0.03)		3.38	3.35	—	( h)	—	—	( h)

Class B
Year Ended June 30, 2008	17.16	(0.05	) (g)	(2.19)	(2.24)	(0.01)		(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	) (g)	2.73	2.68	(0.01)		(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	) (g)	2.81	2.75	—		(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19	2.82	—		(1.09)	(1.09)
Year Ended June 30, 2004	14.84	(0.16)		3.27	3.11	—		—	—

Class C
Year Ended June 30, 2008	17.17	(0.05	) (g)	(2.19)	(2.24)	(0.01)		(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	) (g)	2.74	2.69	(0.02)		(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	) (g)	2.81	2.76	—		(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92	2.82	—		(1.09)	(1.09)
Year Ended June 30, 2004	14.85	(0.16)		3.26	3.10	—		—	—

Intrepid Multi Cap Fund
Class A
Year Ended June 30, 2008	25.22	0.10	( g)	(4.52)	(4.42)	(0.09)		(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	( g)	4.47	4.58	(0.11)		(1.55)	(1.66)
January 1, 2006 through June 30, 2006 (e)	21.38	0.05	( g)	0.87	0.92	—		—	—
February 19, 2005 (f) through December 31, 2005	23.00	0.13	( g)	1.62	1.75	(0.20)		(3.17)	(3.37)

Class C
Year Ended June 30, 2008	24.99	(0.02	)( g)	(4.48)	(4.50)	(0.01)		(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)( g)	4.44	4.43	(0.06)		(1.55)	(1.61)
January 1, 2006 through June 30, 2006 (e)	21.31	—	( g) ( h)	0.86	0.86	—		—	—
February 19, 2005 (f) through December 31, 2005	23.00	0.05	( g)	1.60	1.65	(0.17)		(3.17)	(3.34)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods les than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $ 0.01.

(i)	Includes a gain incurred from a payment by affiliate. The effect is less than 0.01% on total return

(j)	Includes interest expense of 0.01%.

64   JPMORGAN U.S. EQUITY FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$ 14.39	(13.02	)%( i)	$190,093	1.24%		0.23%	1.37%	109%
18.57	18.13		237,337	1.24		0.29	1.36	117
17.33	16.32		165,869	1.23		0.26	1.34	136
20.61	16.95		115,995	1.21		0.07	1.32	131
18.65	21.90		126,772	1.20		(0.15)	1.31	73

13.11	(13.61	)( i)	22,749	1.83		(0.37)	1.87	109
17.16	17.47		31,601	1.83		(0.30)	1.85	117
16.18	15.59		24,283	1.83		(0.32)	1.84	136
19.68	16.20		13,827	1.90		(0.63)	1.92	131
17.95	20.96		17,363	1.95		(0.89)	1.96	73

13.12	(13.60	)( i)	31,298	1.83		(0.36)	1.87	109
17.17	17.47		39,678	1.83		(0.30)	1.86	117
16.19	15.64		22,849	1.83		(0.29)	1.84	136
19.68	16.20		7,817	1.89		(0.60)	1.92	131
17.95	20.88		7,055	1.94		(0.89)	1.96	73

19.88	(17.88)		11,456	1.25		0.43	1.80	108
25.22	21.52		12,967	1.25		0.46	1.83	89
22.30	4.30		4,335	1.25		0.46	2.39	79
21.38	7.53		697	1.25		0.67	2.05	177

19.65	(18.34)		4,904	1.76	(j)	(0.07)	2.30	108
24.99	20.92		5,408	1.75		(0.04)	2.32	89
22.17	4.04		1,424	1.75		(0.02)	2.90	79
21.31	7.09		164	1.75		0.23	2.54	177

NOVEMBER 1, 2008   65

Financial Highlights (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Plus Fund ( e)
Class A
Year Ended June 30, 2008	$17.98	$(0.01	) (h)	$(2.71)	$(2.72)	$—	$—	$—
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	—	—
January 31, 2006 (f) through June 30, 2006	15.00	(0.01	) (h)	0.16	0.15	—	—	—

Class C
Year Ended June 30, 2008	17.85	(0.10	) (h)	(2.67)	(2.77)	—	—	—
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	—	—
January 31, 2006 (f) through June 30, 2006	15.00	(0.04	) (h)	0.16	0.12	—	—	—

Intrepid Value Fund
Class A
Year Ended June 30, 2008	29.19	0.36	(h)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(h)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006 (g)	22.94	0.15	(h)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (f) through December 31, 2005	22.14	0.29	(h)	1.57	1.86	(0.31)	(0.75)	(1.06)

Class C
Year Ended June 30, 2008	29.05	0.23	(h)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(h)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006 ( g)	22.89	0.10	(h)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (f) through December 31, 2005	22.14	0.16	(h)	1.59	1.75	(0.25)	(0.75)	(1.00)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods les than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Prior to November 1, 2007, the Fund was named the Intrepid Long/Short Fund.

(f)	Commencement of offering of class of shares.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Calculated based upon average shares outstanding.

66   JPMORGAN U.S. EQUITY FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (d)	Net expenses (excluding dividend expenses for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

$ 15.26	(15.13)%	$1,506	2.09%	1.75%	(0.08)%	2.46%	2.12%	125%
17.98	18.68	599	2.33	1.75	(0.54)	2.70	2.12	108
15.15	1.00	505	2.32	1.75	(0.11)	4.40	3.83	43

15.08	(15.52)	388	2.59	2.25	(0.64)	2.95	2.61	125
17.85	18.06	595	2.83	2.25	(1.04)	3.20	2.62	108
15.12	0.80	504	2.82	2.25	(0.61)	4.90	4.33	43

23.48	(17.73)	162,876	1.25	1.25	1.33	1.42	1.42	78
29.19	20.30	211,761	1.25	1.25	1.23	1.42	1.42	59
24.78	8.55	21,757	1.25	1.25	1.27	1.75	1.75	53
22.94	8.44	3,209	1.25	1.25	1.44	1.60	1.60	112

23.37	(18.13)	58,298	1.75	1.75	0.84	1.92	1.92	78
29.05	19.72	70,162	1.75	1.75	0.72	1.92	1.92	59
24.69	8.26	8,013	1.75	1.75	0.79	2.25	2.25	53
22.89	7.95	482	1.75	1.75	0.81	2.17	2.17	112

NOVEMBER 1, 2008   67

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUND

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

There are no Funds subject to a Reduced Rate in this prospectus. The Reduced Rate with respect to certain other Funds was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with

68   JPMORGAN U.S. EQUITY FUNDS

affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

NON-REDUCED RATE FUND

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Intrepid Mid Cap Fund	Class A	1. 30	1. 43
	Class B	1. 93	1. 93
	Class C	1. 93	1. 93

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 2008, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

NOVEMBER 1, 2008   69

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Intrepid Mid Cap Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$650	–0.51%	–1.74%	–1.74%	$196	5.00%	3.07%	3.07%
October 31, 2010	143	4.46	1.76	3.57	202	10.25	6.23	3.07
October 31, 2011	148	9.68	5.40	3.57	208	15.76	9.50	3.07
October 31, 2012	153	15.17	9.16	3.57	215	21.55	12.86	3.07
October 31, 2013	159	20.93	13.06	3.57	221	27.63	16.32	3.07
October 31, 2014	165	26.97	17.09	3.57	228	34.01	19.89	3.07
October 31, 2015	170	33.32	21.27	3.57	235	40.71	23.57	3.07
October 31, 2016	177	39.99	25.60	3.57	242	47.75	27.37	3.07
October 31, 2017	183	46.99	30.09	3.57	250	55.13	31.28	3.07
October 31, 2018	189	54.34	34.73	3.57	257	62.89	35.31	3.07

1	The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2009) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$296	4.00%	2.07%	2.07%

	Class B1
	Annual Costs		Gross Cummulative Return		Net Cummulative Return		Net Annual Return
Period Ended	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]	Without Redemption	With Redemption[2]
October 31, 2009	$196	$696	5.00%	0.00%	3.07%	–1.93%	3.07%	–1.93%
October 31, 2010	202	602	10.25	6.25	6.23	2.23	3.07	–0.81
October 31, 2011	208	508	15.76	12.76	9.50	6.50	3.07	0.25
October 31, 2012	215	515	21.55	18.55	12.86	9.86	3.07	0.33
October 31, 2013	221	421	27.63	25.63	16.32	14.32	3.07	1.30
October 31, 2014	228	328	34.01	33.01	19.89	18.89	3.07	2.21
October 31, 2015	235	235	40.71	40.71	23.57	23.57	3.07	3.07
October 31, 2016	242	242	47.75	47.75	27.37	27.37	3.07	3.07
October 31, 2017	185	185	55.13	55.13	31.91	31.91	3.57	3.57
October 31, 2018	192	192	62.89	62.89	36.62	36.62	3.57	3.57

1	Class B shares automatically convert to Class A shares after eight years.

2	The “With Redemption” numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

70   JPMORGAN U.S. EQUITY FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds except Intrepid Mid Cap Fund is 811-21295

Investment Company Act File No. for Intrepid Mid Cap Fund is 811-4236.

©JPMorgan Chase & Co. 2008    All rights reserved. November 2008.

PR-INTPDABC-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Class A & Class C Shares

JPMorgan Dynamic Growth Fund
JPMorgan Dynamic Small Cap Core Fund
JPMorgan Intrinsic Value Fund
JPMorgan Micro Cap Fund
JPMorgan Mid Cap Equity Fund (Class A)
JPMorgan Value Discovery Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Dynamic Growth Fund	1
JPMorgan Dynamic Small Cap Core Fund	5
JPMorgan Intrinsic Value Fund	10
JPMorgan Micro Cap Fund	1 7
JPMorgan Mid Cap Equity Fund	2 3
JPMorgan Value Discovery Fund	2 8
The Funds’ Management and Administration	3 4
How to Do Business with the Funds	3 6
Purchasing Fund Shares	3 6
Sales Charges	40
Rule 12b-1 Fees	4 4
Networking and Sub-Transfer Agency Fees	4 4
Exchanging Fund Shares	4 4
Redeeming Fund Shares	4 5
Shareholder Information	4 9
Distributions and Taxes	4 9
Shareholder Statements and Reports	50
Availability of Proxy Voting Record	50
Portfolio Holdings Disclosure	50
Risk and Reward Elements for the Funds	51
Financial Highlights	58
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	6 2
How to Reach Us	Back cover

JPMorgan Dynamic Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests primarily in equity securities of large capitalization companies. Large cap companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM), will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while attempting to maintain a moderate risk profile.

Although the Fund will invest primarily in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities, including depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain .

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   1

JPMorgan Dynamic Growth Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Foreign Securities Risk.  To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 51– 5 7.

The Fund’s Performance

The Fund commenced operations on November 30, 2007 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 1000® Growth Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

2   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class A and Class C Shares

The expenses for Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	C lass A S hares	C lass C S hares
Management Fees	0.60	0.60
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	6.26	6.26
Acquired Fund Fees and Expenses[2]	0.01	0.01
Total Annual Operating Expenses[3,4]	7.37	7.87
Fee Waivers and Expense Reimbursements[4]	(6.11)	(6.11)
Net Expenses[4]	1.26	1.76

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% and 1.75%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 7.36% and 7.86% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.25% and 1.75% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   3

JPMorgan Dynamic Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	647	2,061	3,410	6,511
CLASS C SHARES** ($)	279	1,758	3,247	6,612

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	647	2,061	3,410	6,511
CLASS C SHARES ($)	179	1,758	3,247	6,612

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

4   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Dynamic Small Cap Core Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long-term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund invests primarily in common stocks. To the extent that the adviser identifies attractive opportunities, the Fund may purchase a significant portion of its Assets in equity securities sold in initial public offerings (IPOs).

The Fund’s adviser, JPMIM, will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark, while attempting to maintain a moderate risk profile.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain .

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify quality small cap companies. We look for companies that appear to be undervalued and/or have the potential to grow their intrinsic price per share. Specifically, we look for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its

NOVEMBER 1, 2008   5

JPMorgan Dynamic Small Cap Core Fund (continued)

objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Initial Public Offerings Risk. IPO securities are subject to many of the same risks as investing in small cap companies. These securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 51– 5 7.

6   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Performance

The Fund commenced operations on November 30, 2007 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 2000® Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   7

JPMorgan Dynamic Small Cap Core Fund (continued)

Investor Expenses for Class A and Class C Shares

The expenses for Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**	1.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	C lass A S hares	C lass C S hares
Management Fees	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	6.49	6.48
Acquired Fund Fees and Expenses[2]	0.01	0.01
Total Annual Operating Expenses[3,4]	7.65	8.14
Fee Waivers and Expense Reimbursements[4]	(6.14)	(6.13)
Net Expenses[4]	1.51	2.01

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% and 2.00%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 7.64% and 8.13% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.50% and 2.00% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

8   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	671	2,131	3,516	6,668
CLASS C SHARES** ($)	304	1,828	3,352	6,763

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	671	2,131	3,516	6,668
CLASS C SHARES ($)	204	1,828	3,352	6,763

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   9

JPMorgan Intrinsic Value Fund

What is the goal of the Fund?

The Fund seeks total return. Total return may consist of capital appreciation, income from dividends or both.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund focuses on investing in equity securities of U.S., and to a lesser extent foreign, companies that are available at market prices significantly below the adviser’s estimate of their long term (intrinsic) value and that the adviser believes have the potential to realize that value over time.

The adviser employs an opportunistic strategy to purchase securities across all market capitalizations and style categories. Market capitalization is the total market value of a company’s shares. Although the Fund may invest in securities of companies across market capitalizations, it may at any given time invest a significant portion or all of its assets in companies of one particular market capitalization category, such as large cap or mid cap companies, when the Fund’s adviser, JPMIM , believes such companies offer attractive opportunities.

Although the Fund invests mainly in equity securities of U.S. companies, it is also permitted to invest up to 35% of its total assets in securities of non-U.S. companies, including depositary receipts. The foreign companies will be located in both developed countries and countries with emerging markets. Developed countries generally include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the other countries of western Europe. Emerging markets include most of the other countries in the world.

As noted above, the Fund invests mainly in equity securities, including common stocks, convertible securities (debt and preferred stocks that are convertible into common stock within a particular period of time at a specified price or formula), preferred stock, and warrants and rights. The Fund may also invest in other investment companies and real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest up to 25% of its total assets in the securities of companies which the adviser believes to be significantly undervalued due to the distress of the underlying companies, but which present attractive risk-reward characteristics. These companies typically are experiencing financial or operating difficulties or are operating in troubled industries, often are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. These investments may be equity securities (such as preferred stock) or domestic debt securities (including lower rated or defaulted debt securities or comparable unrated debt securities). The adviser may invest in a debt security when it believes that it offers a more attractive way to get exposure to a particular company. Generally, however, such investments will be made to achieve capital appreciation, rather than to seek income.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain .

As a part of its overall strategy, the Fund intends to invest in options on securities. In particular, the Fund intends to buy and sell both call and put options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy (in the case of a call) or sell (in the case of a put) the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon the exercise of the option to deliver the underlying security (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). The Fund may write (sell) covered call and put options. A call option is covered if the writer owns the underlying security or has the right to acquire such securities. A put option is covered if the writer segregates or earmarks permissible collateral equal to the exercise price.

Options contracts can be bought or sold for a number of reasons, including:

•	to manage exposure to changes in securities prices;

•	as an efficient means of increasing or decreasing overall fund exposure to a specific part of the market or an index;

•	in an effort to enhance income;

•	to protect the value of portfolio securities;

•	to increase the return to risk ratio for a particular investment; or

•	to reflect the adviser’s view of a security without taking on the full risk of owning the security.

When the Fund sells an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received. When a call

10   JPMORGAN U.S. EQUITY FUNDS

option sold by the Fund is exercised, the Fund will receive the premium but will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities’ value above that price. When a put option sold by the Fund is exercised, the Fund will be required to purchase the underlying securities at the exercise price. The Fund may purchase or write options in combination with each other or with other instruments to advance the adviser’s strategy.

When the adviser has not identified sufficient attractive equity or debt investments, the Fund may invest up to 35% of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements. For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in these instruments. These investments may prevent the Fund from meeting its investment objective.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a disciplined process that combines fundamental research, systematic valuation and stock selection to identify securities of companies that are priced significantly below the adviser’s estimate of long term value (generally three to five years) at the time of purchase. In choosing securities, the adviser focuses on the market price of a company’s securities relative to the adviser’s own evaluation of the company’s long-term value. The adviser’s strategy is to invest in companies whose normalized operating income and prospects are not reflected in the current market price. The market price may be undervalued for various reasons, including poor operating conditions in the short-to-intermediate term, temporary or cyclical circumstances, or the market’s belief that the company will not be able to sustain a current positive position in the long-term. This investment approach is designed to identify companies with long-term potential and to avoid investment pitfalls encountered in short-term securities valuations.

With respect to research and valuation, the adviser is able to leverage the resources and insights of its U.S. and global research analysts, as well as the independent research of the equity portfolio managers that serve on various asset class teams. With respect to stock selection, the portfolio managers will invest in securities which they believe offer the highest long-term returns with an appropriate level of risk. The Fund will also utilize non-traditional securities such as options and convertible securities to enhance the Fund’s risk-adjusted returns, alter the Fund’s risk profile or generate income for the Fund.

The holding period of any individual security generally will be determined by the time it takes the market to recognize its fair value, and the adviser may sell a security when, in the adviser’s opinion,

•	the long term target value is met,

•	the security no longer meets the original investment thesis, or

•	when a superior investment opportunity becomes available.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or

NOVEMBER 1, 2008   11

JPMorgan Intrinsic Value Fund (continued)

political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Investment Time Horizon Risk.  Because of the Fund’s long-term investment focus, investors must be willing to accept a longer time horizon than required with other mutual funds and greater style and performance variation.

Foreign Securities and Emerging Market Risks.  To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Options Risk.  There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even is the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying

12   JPMORGAN U.S. EQUITY FUNDS

and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Value Investing Risk.   Value investing attempts to identify companies that, according to the adviser’s estimate of their intrinsic value, are undervalued. The adviser selects stocks at prices that it believes are low relative to the adviser’s long-term view of the security’s value. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Lower-Rated or Defaulted Securities Risk.  The Fund may invest in lower-rated or defaulted, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high

NOVEMBER 1, 2008   13

JPMorgan Intrinsic Value Fund (continued)

degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Investment Company Risk.   To the extent that the Fund invests in shares of another investment company, shareholders may bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. Because JPMIM or its affiliates may provide services to and receive fees from some of the underlying funds, investments in these underlying fund s benefit JPMIM and its affiliates.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash or cash equivalents, which may hurt the Fund’s performance.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 51– 5 7.

The Fund’s Performance

The Fund commenced operations on February 28, 2008 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the S&P 500 Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

14   JPMORGAN U.S. EQUITY FUNDS

Estimated Investor Expenses for Class A and Class C Shares

The estimated expenses for Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Priceˆ	5.25	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONEˆˆ	1.00

ˆ	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

ˆˆ	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares	Class C Shares
Management Fees	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.37	0.37
Total Annual Operating Expenses	1.52	2.02
Fee Waivers and Expense Reimbursements[2]	(0.32)	(0.32)
Net Expenses[2]	1.20	1.70

1	“Other Expenses” are based on estimates for the current fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, extraordinary expenses, and expenses related to the deferred compensation plan) exceed 1.20% and 1.70%, respectively, of the average daily net assets through 10/ 31/09 . In addition, the Fund’s service provider may voluntarily waive or reimburse certain of their fees, as they determine, from time to time.

NOVEMBER 1, 2008   15

JPMorgan Intrinsic Value Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/ 31/09 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years
CLASS A SHARES* ($)	641	950
CLASS C SHARES** ($)	273	603

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years
CLASS A SHARES* ($)	641	950
CLASS C SHARES ($)	173	603

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

16   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Micro Cap Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in securities of micro cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Micro cap companies are companies with market capitalizations equal to those within the universe of the Russell Microcap™ Index at the time of purchase. As of September 30, 200 8 , market capitalizations of companies in the Russell Microcap® Index ranged from approximately $ 7 million to $ 1.5 billion, with an average equal-weighted market capitalization of approximately $ 320 million. Because of the nature of micro cap companies, the market capitalization range can vary greatly over time. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   17

JPMorgan Micro Cap Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Micro Cap Company Risk.  Investments in micro cap companies involve substantial risks and should be considered speculative. Because the Assets in this Fund are invested mostly in micro cap companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. Securities of micro cap companies generally trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities and to less liquidity. The adviser may need more time to purchase or sell its positions in these securities. The purchase or sale of more than a limited number of shares of a micro cap security also may affect its market price.

In addition, micro cap companies may be more vulnerable to economic, market and industry changes. Because micro cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than larger capitalization companies. There also tends to be less publicly available information about micro cap companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 51 – 5 7 .

18   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past two calendar year s . This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell Microcap® Index, a broad-based securities market index, and the Lipper Micro-Cap Funds Index and the Lipper Small-Cap Core Funds Index, indexes based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	1st quarter, 2006	12.67%	Worst Quarter	4th quarter, 200 7	– 8 . 38%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –24.97%.

NOVEMBER 1, 2008   19

JPMorgan Micro Cap Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
CLASS A SHARES
Return Before Taxes	(11.60)	(0.53)
Return After Taxes on Distributions	(12.63)	(1.16)
Return After Taxes on Distributions and Sale of Fund Shares	(6.95)	(0.68)

CLASS C SHARES
Return Before Taxes	(8.19)	1.46

RUSSELL MICROCAP® INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	(8.00)	5.35

LIPPER MICRO-CAP FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	0.38	8.64

LIPPER SMALL-CAP CORE FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	1.92	9.43

The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 10/31/05. Performance for the benchmarks is from 10/31/05.

2	The Russell Microcap Index is an unmanaged index which measures the performance of the 1,000 smallest stocks (on the basis of capitalization) in the small-cap Russell 2000 Index plus an additional 1,000 smalle r securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper Micro-Cap Funds Index and the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

Investor Expenses for Class A and Class C Shares

The expenses for Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	Class A Shares	Class C Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25	NONE

Maximum Deferred Sales Charge (Load) as % of Original Cost of the Shares	NONE**	1.00

Redemption Fee on Shares Held Less than 60 Days as a % of Amount Redeemed/Exchanged	2.00	2.00

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See ″How to Do Business with the Funds.″

**	Except for purchases of $1 million or more. Please see ″Sale Charges — Class A Shares.″

20   JPMORGAN U.S. EQUITY FUNDS

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C assets)

	Class A Shares	Class C Shares
Management Fees	1.25	1.25
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	0.77	0.77
Acquired Fund Fees and Expenses[2]	0.04	0.04
Total Annual Operating Expenses[3,4]	2.56	3.06
Fee Waivers and Expense Reimbursements [4]	(1.02)	(1.02)
Net Expenses[4]	1.54	2.04

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% and 2.00%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 2.52% and 3.02% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.50% and 2.00% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   21

JPMorgan Micro Cap Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 1 0 /31/09 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	673	1,188	1,727	3,196
CLASS C SHARES** ($)	307	849	1,517	3,303

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	673	1,188	1,727	3,196
CLASS C SHARES ($)	207	849	1,517	3,303

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

22   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Equity Fund

What is the goal of the Fund?

The Fund’s objective is long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.\u

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We focus on mid-sized companies with increasing market share, strong earnings prospects and sustainable free cash flows as compared to their competitors. We also look for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   23

JPMorgan Mid Cap Equity Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 51 – 5 7 .

24   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. * Because the Fund’s Class A Shares have not commenced operations, the bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the Select Class’ average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	22.51%	Worst Quarter	3rd quarter, 1998	–19.48%

*	Because Class A Shares have not commenced operations as of the date of this prospectus, the performance in the bar chart is the performance of the Select Class Shares of the Fund (whose investment program is identical to the investment program of Class A Shares but whose shares are not offered in this prospectus). During the period, the actual returns of Class A Shares would have been lower than the returns shown because Class A Shares have higher expenses than those of the Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –18.68%.

NOVEMBER 1, 2008   25

JPMorgan Mid Cap Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%) (WITH MAXIMUM SALES CHARGES)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT SHARES*
Return Before Taxes	9.81	16.77	11.65
Return After Taxes on Distributions	6.23	14.61	9.34
Return After Taxes on Distributions and Sale of Fund Shares	9.46	14.14	9.31

RUSSELL MIDCAP® INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.60	18.21	9.91

LIPPER MID-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	6.34	15.80	9.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Because Class A Shares have not commenced operations as of the date of this prospectus, the average annual total returns shown are those of the Select Class Shares of the Fund (whose investment program is identical to the investment program of Class A Shares but whose shares are not offered in this prospectus) . The actual returns of Class A Shares would have been lower than those shown because Class A Shares have higher expenses than those of Select Class Shares.

1	The Russell Midcap® Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Class A Shares

The expenses of Class A Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Class A Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price*	5.25

Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE**

*	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

**	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

26   JPMORGAN U.S. EQUITY FUNDS

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A assets)

Class A Shares
Management Fees	0.65
Distribution (Rule 12b-1) Fees	0.25
Shareholder Service Fees	0.25
Other Expenses[1]	0.22
Total Annual Operating Expenses	1.37
Fee Waivers and Expense Reimbursements[2]	(0.02)
Net Expenses[2]	1.35

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive and/or reimburse expenses to the extent total annual operating expenses of Class A Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, extraordinary expenses, and expenses related to the deferred compensation plan) exceed 1.35% of the average daily net assets through 10/31/09. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter .

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

YOUR COST* ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
655	934	1,234	2,083

*	Assumes sales charge is deducted when shares are purchased.

NOVEMBER 1, 2008   27

JPMorgan Value Discovery Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will be invested primarily in equity securities of large U.S. companies. These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser, JPMIM , believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations. Market capitalization is the total market value of a company’s shares.

The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to realize their intrinsic value per share.

The Fund invests primarily in common stocks, convertible securities (debt and preferred stocks that are convertible into common stock within a particular period of time at a specified price or formula), preferred stock, warrants and rights, real estate investment trusts (REITs), depositary receipts and exchange traded funds (ETFs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. Depositary receipts in which the Fund may invest will represent interests in securities of both developed and emerging markets. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain .

With respect to its use of derivatives, the Fund intends to invest in options on securities. In particular, the Fund intends to buy and sell both call and put options.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy (in the case of a call) or sell (in the case of a put) the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon the exercise of the option to deliver the underlying security (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). The Fund will sell primarily covered options. A call option is covered if the writer owns the underlying security or has the right to acquire such securities. A put option is covered if the writer segregates or earmarks permissible collateral equal to the exercise price.

Options contracts can be bought or sold for a number of reasons, including:

•	to manage exposure to changes in securities prices;

•	as an efficient means of increasing or decreasing overall fund exposure to a specific part of the market or an index;

•	in an effort to enhance income;

•	to protect the value of portfolio securities;

•	to increase the return to risk ratio for a particular investment; or

•	to serve as a cash management tool.

When the Fund sells an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received. When a call option sold by the Fund is exercised, the Fund will receive the premium but will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities’ value above that price. When a put option sold by the Fund is exercised, the Fund will be required to purchase the underlying securities at the exercise price.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

28   JPMORGAN U.S. EQUITY FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser seeks to generate returns in excess of the returns of the Russell 1000® Value Index over a complete market cycle. The adviser employs fundamental analysis and a disciplined valuation approach to identify investment opportunities where the upside potential of the investment outweighs the downside risk. This approach helps the adviser to identify companies with leading competitive positions, management teams committed to increasing shareholder value, and attractive internal reinvestment opportunities (i.e., the company has the ability to allocate its free cash flows to organic growth opportunities with attractive potential profit margins). The Fund will also utilize non-traditional securities such as options and convertible securities to enhance its potential payoff, alter the Fund’s risk profile or generate income for the Fund. The use of these securities can increase the opportunity set of attractive investments for the Fund.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or the discovery of new investment opportunities with higher expected returns. Finally, the adviser may also sell a security that the adviser no longer considers undervalued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Options Risk.  There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market

NOVEMBER 1, 2008   29

JPMorgan Value Discovery Fund (continued)

will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even is the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their intrinsic value, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Preferred Stock Risk.  Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s

30   JPMORGAN U.S. EQUITY FUNDS

capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk.  The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities and Emerging Market Risks.  To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 51– 5 7.

The Fund’s Performance

The Fund commenced operations on September 28, 2007 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 1000® Value Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   31

JPMorgan Value Discovery Fund (continued)

Investor Expenses for Class A and Class C Shares

The expenses for Class A and Class C Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

	C lass A S hares	C lass C S hares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Priceˆ	5.25	NONE

Maximum Deferred Sales Charge (Load), as % of Original Purchase Price	NONEˆˆ	1.00

ˆ	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

ˆˆ	Except for purchases of $1 million or more. Please see “Sales Charges — Class A Shares.”

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class A and Class C Assets)

	C lass A S hares	C lass C S hares
Management Fees	0.65	0.65
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees	0.25	0.25
Other Expenses[1]	5.92	5.92
Acquired Fund Fees and Expenses[2]	0.01	0.01
Total Annual Operating Expenses[3,4]	7.08	7.58
Fee Waivers and Expense Reimbursements[4]	(5.87)	(5.87)
Net Expenses[4]	1.21	1.71

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.20% and 1.70%, respectively, of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 7.07% and 7.57% for Class A Shares and Class C Shares, respectively, and Net Expenses would have been 1.20% and 1.70% for Class A Shares and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

32   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Y ear	3 Y ears	5 Years	10 Years
CLASS A SHARES* ($)	642	2,006	3,313	6,351
CLASS C SHARES** ($)	274	1,700	3,148	6,453

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Y ears	5 Years	10 Years
CLASS A SHARES* ($)	642	2,006	3,313	6,351
CLASS C SHARES ($)	174	1,700	3,148	6,453

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   33

The Funds’ Management and Administration

The Funds are series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 6/30/0 8 , the Funds paid JPMIM a management fee (net of waivers), as shown below, as a percentage of average daily net assets:

Dynamic Growth Fund	0.00%
Dynamic Small Cap Core Fund	0.00
Intrinsic Value Fund	0.00
Micro Cap Fund	0.51
Mid Cap Equity Fund	0.65
Value Discovery Fund	0.00

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for each Fund is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Dynamic Growth Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Greg Luttrell, Vice President of JPMIM. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Luttrell joined the adviser in September 2007 after having worked as a portfolio manager at Teachers Advisors, Inc., a subsidiary of Teachers Insurance and Annuity Association (TIAA), since 2001.

Dynamic Small Cap Core Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones and Gary Schnierow, Vice President of JPMIM. Mr. Schnierow, a CFA charterholder, is an analyst in the U.S. Equity Research Group and has been a portfolio manager since 200 5. He was previously an analyst with the firm since 2000. Information about Mr. Jones is provided above.

Intrinsic Value Fund

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. He has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Prior to joining JPMorgan, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and at Oppenheimer Capital from 1991 until 2000.

Micro Cap Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Gary Schnierow, Vice President of JPMIM. Information about Mr. Jones and Mr. Schnierow is discussed earlier in this section.

Mid Cap Equity Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM, and Christopher Mark Vyvyan Jones, Managing Director of JPMIM. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Information on Mr. Jones is discussed earlier in this section.

34   JPMORGAN U.S. EQUITY FUNDS

Value Discovery Fund

The portfolio management team is led by Brian K. Green, Vice President and a CFA charterholder, and Robert W. Jacob, Vice President and a CFA charterholder. Mr. Green has been a portfolio manager since 1998 and an employee of JPMIM or its affiliates since 1994. Mr. Jacob has been a portfolio manager since 1998 and an employee of JPMIM or its affiliates since 1995. They co-manage a U.S. Large Cap Value Equity Strategy offered to separate accounts.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A and Class C Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

NOVEMBER 1, 2008   35

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C shares may be purchased by the general public.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check, or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may , in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures

36   JPMORGAN U.S. EQUITY FUNDS

will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund s . While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Fi nancial I ntermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A and Class C Shares, both of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

NOVEMBER 1, 2008   37

How to Do Business with the Funds (continued)

Class C Shares have higher Rule 12b-1 fees than Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 12b-1 fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

If purchasing shares directly from the Funds , you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

38   JPMORGAN U.S. EQUITY FUNDS

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC and/or re demption fee . In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

NOVEMBER 1, 2008   39

How to Do Business with the Funds (continued)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables in the sections below show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “The Funds’ Management and Administration.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS1

Amount of Purchases	Sales Charge as a % of the Offering Price	Sales Charge as a % of Your Investment	Commission as a % of Offering Price
Less than $50,000	5.25	5.54	4.75
$50,000–$99,999	4.50	4.71	4.05
$100,000–$249,999	3.50	3.63	3.05
$250,000–$499,999	2.50	2.56	2.05
$500,000–$999,999	2.00	2.04	1.60
$1,000,000 or more*	None	None	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There is no front-end sales charge for investments of $1 million or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase and 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the

40   JPMORGAN U.S. EQUITY FUNDS

time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charge

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more of the JPMorgan Funds linked together for purposes of reducing the initial sales charge.

•	Right of Accumulation: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Share, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

•	Letter of Intent: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

NOVEMBER 1, 2008   41

How to Do Business with the Funds (continued)

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	The JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the

42   JPMORGAN U.S. EQUITY FUNDS

purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund , but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class C CDSC Is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares.

You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No sales charge is imposed on redemptions of Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70-1/2. If the shareholder

NOVEMBER 1, 2008   43

How to Do Business with the Funds (continued)

maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8.	Exchanged for Class C Shares of other JPMorgan Funds. However, you may pay a Sales Charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund, and JPMorgan Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class

44   JPMORGAN U.S. EQUITY FUNDS

C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” or below.

If you exchange Class C Shares of a Fund for Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

NOVEMBER 1, 2008   45

How to Do Business with the Funds (continued)

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A or Class C Shares and the Fund or the Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order , minus the amount of any applicable CDSC and any applicable redemption fee.

Do I pay a redemption fee?

If you sell or exchange your shares of the JPMorgan Micro Cap Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold in addition to any applicable CDSC. The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of the Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60 day holding period.

The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

46   JPMORGAN U.S. EQUITY FUNDS

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and may be dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts, which may include omnibus accounts or retirement plan accounts, typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund may request information concerning individual shareholders, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes.

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

NOVEMBER 1, 2008   47

How to Do Business with the Funds (continued)

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC or redemption fee .

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC or redemption fee . For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

48   JPMORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

The Dynamic Growth Fund, Dynamic Small Cap Core Fund, Intrinsic Value Fund and Micro Cap Fund generally distribute net investment income, if any, at least annually. The Mid Cap Equity Fund and Value Discovery Fund generally distribute net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gain s, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will be taxable generally to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will be limited generally to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as o rdinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund . Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

A Fund’s investments in certain REIT securities, debt securities and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings ; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

NOVEMBER 1, 2008   49

Shareholder Information (continued)

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

50   JPMORGAN U.S. EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities
•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• To the extent a Fund purchases securities in initial public offerings (IPOs), the Fund may be subject to additional risk since the prices of securities sold in IPOs may be more volatile than the prices of other securities and information about the issuers may be limited. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than at times when it is able to do so, and impact of IPOs on the Fund’s performance will generally decrease as the Fund grows
• Each Fund , except Micro Cap Fund and Mid Cap Equity Fund, is non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the section titled “What are the Fund’s main investment strategies?”, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality , short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

NOVEMBER 1, 2008   51

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
	• Most bonds will rise in value when interest rates fall • Debt securities have generally outperformed money market instruments over the long-term with less risk than stocks	• Each Fund seeks to limit risk and enhance performance through active management

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

52   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Fund s which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Funds’ investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets, and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if the management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; the Funds may also use derivatives in an effort to produce increased income or gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage , except for the Intrinsic Value Fund , they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the le verage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2008   53

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns
• The Funds anticipate that total foreign investments will not exceed 20% of total assets (35% of the total assets for the Intrinsic Value Fund)

Real Estate Investment Trusts (REITs)[1]
•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

54   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
• If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Master Limited Partnerships (MLPs)
• Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

• MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

• A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
•  Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short-term trading
• Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

NOVEMBER 1, 2008   55

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities and forward commitments
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

Securities lending for the Mid Cap Equity Fund
•  When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Fund may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Fund receives collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

56   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price it desires	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality , short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

NOVEMBER 1, 2008   57

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request. Because the Class A Shares of the Mid Cap Equity Fund had not commenced operations as of 6/30/200 8 , there are no financial highlights provided for that Fund.

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Dynamic Growth Fund
Class A
November 30, 2007 (e) through June 30, 2008	$15.00	$(0.05)	$(0.88)	$(0.93)	$—	(f)

Class C
November 30, 2007 (e) through June 30, 2008	15.00	(0.09)	(0.87)	(0.96)	—

JPMorgan Dynamic Small Cap Core Fund
Class A
November 30, 2007 (e) through June 30, 2008	15.00	(0.06)	(2.55)	(2.61)	—	(f)

Class C
November 30, 2007 (e) through June 30, 2008	15.00	(0.10)	(2.55)	(2.65)	—

JPMorgan Intrinsic Value Fund
Class A
February 28,2008 (e) through June 30, 2008	15.00	0.05	(1.58)	(1.53)	—

Class C
February 28,2008 (e) through June 30, 2008	15.00	0.03	(1.59)	(1.56)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Amount rounds to less than $0.01.

(g)	Due to size of net assets and fixed expenses, ratios may appear disproportionate.

58   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$14.07	(6.17)%	$94	1.25%	(0.60)%	7.36	%(g)	24%

14.04	(6.40)	94	1.75	(1.10)	7.86	(g)	24

12.39	(17.38)	83	1.50	(0.80)	7.64	(g)	76

12.35	(17.67)	82	2.00	(1.30)	8.13	(g)	76

13.47	(10.20)	45	1.20	1.02	10.05	( g)	29

13.44	(10.40)	45	1.70	0.52	10.55	( g)	29

NOVEMBER 1, 2008   59

Financial Highlights (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
JPMorgan Micro Cap Fund
Class A
Year Ended June 30, 2008	$17.35	$(0.18	)(g)	$(4.74)	$(4.92)	$—	$(0.59)	$(0.59)	$—	(h)
Year Ended June 30, 2007	16.26	(0.21)		1.62	1.41	—	(0.32)	(0.32)	—	(h)
January 1, 2006 through June 30, 2006 (e)	15.47	(0.11)		0.90	0.79	—	—	—	—
October 31, 2005 (f) through December 31, 2005	15.00	(0.04)		0.51	0.47	—	—	—	—

Class C
Year Ended June 30, 2008	17.21	(0.25	)(g)	(4.69)	(4.94)	—	(0.59)	(0.59)	—	(h)
Year Ended June 30, 2007	16.20	(0.29)		1.62	1.33	—	(0.32)	(0.32)	—	(h)
January 1, 2006 through June 30, 2006 (e)	15.46	(0.16)		0.90	0.74	—	—	—	—
October 31, 2005 (f) through December 31, 2005	15.00	(0.05)		0.51	0.46	—	—	—	—

JPMorgan Value Discovery Fund
Class A
September 28, 2007 ( f) through June 30, 2008	15.00	0.08		(3.07)	(2.99)	(0.07)	—	(0.07)	—

Class C
September 28, 2007 ( f) through June 30, 2008	15.00	0.03		(3.06)	(3.03)	(0.03)	—	(0.03)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense , each of which is less than 0.01%, if applicable.

( e)	The Fund changed its fiscal year end from December 31 to June 30.

( f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

( h)	Amount rounds to less than $0.01.

(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

60   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$11.84	(28.91)%	$99	1.65%	(1.20)%	2.52%		117%
17.35	8.74	589	1.70	(1.27)	3.33		73
16.26	5.11	542	1.70	(1.38)	5.19		45
15.47	3.13	516	1.70	(1.48)	5.58		8

11.68	(29.26)	97	2.15	(1.70)	3.02		117
17.21	8.28	585	2.20	(1.77)	3.83		73
16.20	4.79	540	2.20	(1.88)	5.69		45
15.46	3.07	515	2.20	(1.93)	6.08		8

11.94	(19.92)	80	1.20	0.79	7.07	( i)	42

11.94	(20.23)	80	1.70	0.29	7.57	( i)	42

NOVEMBER 1, 2008   61

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Funds whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached f und-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

62   JPMORGAN U.S. EQUITY FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Funds’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Dat abase on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Funds is 811-21295

©JPMorgan Chase & Co., 2008 All rights reserved. November 2008.

PR-EQSEEDAC-1108

PROSPECTUS  NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Select Class Shares

JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Growth Advantage Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Market Expansion Index Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund
JPMorgan Value Advantage Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Disciplined Equity Fund	1
JPMorgan Diversified Fund	6
JPMorgan Equity Income Fund	1 3
JPMorgan Equity Index Fund	1 9
JPMorgan Growth Advantage Fund	2 4
JPMorgan Growth and Income Fund	2 9
JPMorgan Large Cap Growth Fund	3 4
JPMorgan Large Cap Value Fund	3 9
JPMorgan Market Expansion Index Fund	4 4
JPMorgan Multi-Cap Market Neutral Fund	4 9
JPMorgan U.S. Equity Fund	5 5
JPMorgan U.S. Large Cap Core Plus Fund	6 1
JPMorgan U.S. Large Cap Value Plus Fund	6 7
JPMorgan Value Advantage Fund	7 1
The Funds’ Management and Administration	7 7
How to Do Business with the Funds	8 1
Purchasing Fund Shares	8 1
Networking and Sub-Transfer Agency Fees	8 4
Exchanging Fund Shares	8 5
Redeeming Fund Shares	8 5
Shareholder Information	8 7
Distributions and Taxes	8 7
Shareholder Statements and Reports	8 8
Availability of Proxy Voting Record	8 8
Portfolio Holdings Disclosure	8 8
Risk and Reward Elements for the Funds	90
Financial Highlights	9 6
Legal Proceedings and Additional Fee and Expense Information	10 2
How to Reach Us	Back cover

JPMorgan Disciplined Equity Fund

What is the goal of the Fund?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in the common stocks of large and mid capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM) employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   1

JPMorgan Disciplined Equity Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

2   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	22.83%	Worst Quarter	3rd quarter, 2001	–15.97%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/98 to 9/10/01 before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares).

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –19.55%.

NOVEMBER 1, 2008   3

JPMorgan Disciplined Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	4.99	12.54	5.12
Return After Taxes on Distributions	4.78	12.33	4.75
Return After Taxes on Distributions and Sale of Fund Shares	3.53	10.96	4.28

S&P 500 INDEXˆ, 1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER LARGE-CAP CORE FUNDS INDEXˆ, 2
(Reflects No Deduction for Taxes)	6.63	11.55	5.23

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1 /1/9 8 to 9/10/01 before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares).

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.18

Total Annual Operating Expenses[2]	0.6 8

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

4   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
69	218	379	847

NOVEMBER 1, 2008   5

JPMorgan Diversified Fund

What is the goal of the Fund?

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

What are the Fund’s main investment strategies?

Drawing on a variety of analytical tools, the Fund’s adviser, JPMIM, allocates assets among various types of equity and fixed income investments, based on the following model allocation:

•	30%–60% medium and large cap U.S. equity securities

•	25%–50% U.S. and foreign fixed income securities

•	0%–30% foreign equity securities

•	0%–20% small cap U.S. equity securities

The adviser may periodically increase or decrease the Fund’s actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, mortgage “dollar rolls” and U.S. government securities. Some of these securities may be purchased on a forward commitment basis. The Fund may also invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

At least 75% of the Fund’s bond investments must be rated investment grade by Moody’s Investors Service (Moody’s), Standard & Poor’s (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody’s, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-backed securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations (CMOs) and principal-only (PO) and interest-only (IO) stripped mortgage-backed securities.

The Fund may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities at a future date.

In addition to purchasing securities directly, the Fund may purchase shares of other JPMorgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate , and the investments in the JPMorgan Funds will be considered part of the applicable asset class when the percentages for the asset allocation model are calculated.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

Within its asset allocation framework, the adviser selects the Fund’s securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the

6   JPMORGAN U.S. EQUITY FUNDS

most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser’s worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration within one year of the average for the U.S. investment grade bond universe (currently about five years). Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Markets Risk s .   To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk.   Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Convertible Securities Risk.   A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a

NOVEMBER 1, 2008   7

JPMorgan Diversified Fund (continued)

stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Investment Company Risk.   To the extent that the Fund invests in shares of another investment company, shareholders may bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. Because JPMIM or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit JPMIM and its affiliates.

Interest Rate Risk.  The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk.  The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Prepayment and Call Risk.   The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Government Securities Risk.   The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the

8   JPMORGAN U.S. EQUITY FUNDS

Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

NOVEMBER 1, 2008   9

JPMorgan Diversified Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Mixed Asset Target Allocation Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. The performance is also compared to the Lipper Balanced Funds Index, the Fund’s former Lipper benchmark. The Fund Benchmark is a composite benchmark of unmanaged indexes that corresponds to the Fund’s model allocation and that consists of S&P 500 (60%) and Lehman Brothers U.S. Aggregate (40%) indexes.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	13.39%	Worst Quarter	3rd quarter, 2002	–11.01%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Select Class Shares).

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –13.39%.

10   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT SHARES
Return Before Taxes	6.79	10.62	5.72
Return After Taxes on Distributions	4.41	9.61	4.49
Return After Taxes on Distributions and Sale of Fund Shares	5.98	8.92	4.33

FUND BENCHMARKˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	6.22	9.51	6.26

S&P 500 INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER MIXED ASSET TARGET ALLOCATION GROWTH FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	6.53	11.45	6.62

LIPPER BALANCED FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	6.53	10.33	6.14

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Select Class Shares).

1	The performance of this benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper i ndex es includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Fund’s benchmark has changed from the Lipper Balanced Funds Index to the Lipper Mixed Asset Target Allocation Growth Funds Index because Lipper independently redesignated the Fund’s peer group as “Mixed Asset Target Allocation Growth Funds.”

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   11

JPMorgan Diversified Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.55
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.28
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3,4]	1.09
Fee Waivers and Expense Reimbursements[4]	(0.19)

Net Expenses[4]	0.90

1	“Other Expenses” have been calculated on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.89% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.08% and Net Expenses would have been 0.89% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
92	328	582	1,312

12   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Equity Income Fund

What is the goal of the Fund?

The Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes.

The Fund ’s investment strategy is to invest in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the Fund’s adviser, JPMorgan Investment Advisors Inc. (JPMIA), believes to be their long-term investment value.

The Fund may invest in common stock, preferred stock, real estate investment trusts (REITs), preferred stock convertible to common stock, debt securities, depositary receipts and warrants and rights to buy common stock. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. As part of its main investment strategy, the Fund may also invest in convertible bonds.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a “bottom-up” approach when constructing the Fund’s portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund’s investments are subject to extensive financial analysis and a disciplined valuation process.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

NOVEMBER 1, 2008   13

JPMorgan Equity Income Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Strategy Risk.  The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Smaller Cap Company Risk.  Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations and, to the extent it does, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition,

14   JPMORGAN U.S. EQUITY FUNDS

smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

ETF and Investment Company Risk.  The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.  To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

NOVEMBER 1, 2008   15

JPMorgan Equity Income Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares the performance to the Russell 1000® Value Index, the Fund’s current benchmark, and the S&P 500 Index, the Fund’s former benchmark, both of which are broad-based securities market indexes. The Fund’s performance is also compared to the Lipper Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	14.25%	Worst Quarter	3rd quarter, 2002	–16.94%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –14.28%.

16   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	1.60	12.32	5.55
Return After Taxes on Distributions	(0.29)	9.69	3.35
Return After Taxes on Distributions and Sale of Fund Shares	3.54	10.46	4.19

RUSSELL 1000® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	14.63	7.68

S&P 500 INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER EQUITY INCOME FUNDS INDEXˆ, 3
(Reflects No Deduction for Taxes)	2.98	12.90	6.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. The Fund’s benchmark has changed from the S&P 500 Index to the Russell 1000 Value Index because the adviser believes the new benchmark more accurately reflects the Fund’s investment strategy.

2	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   17

JPMorgan Equity Income Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.40
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.28
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3,4]	0.94
Fee Waivers and Expense Reimbursements[4]	(0.04)
Net Expenses[4]	0.90

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.89% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.93% and Net Expenses would have been 0.89% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
92	296	516	1,151

18   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Equity Index Fund

What is the goal of the Fund?

The Fund seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index).1

What are the Fund’s main investment strategies?

The Fund invests in stocks included in the S&P 500 Index and also may invest in stock index futures and other equity derivatives. JPMIA, the Fund’s adviser, attempts to track the performance of the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in stocks of companies included in the index or indices identified by the Fund and in derivative instruments that provide exposure to stocks of such companies. “Assets” means net assets, plus the amount of borrowings for investment purposes.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund may also hold up to 10% of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments and repurchase agreements; this is in addition to assets held for derivative margin deposits or other segregated accounts.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may engage in securities lending.

1	“S&P 500” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

NOVEMBER 1, 2008   19

JPMorgan Equity Index Fund (continued)

Index Investing Risk.  The Fund attempts to track the performance of the S&P 500 Index. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

20   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares the performance to the S&P 500 Index, a broad-based securities market index, and the Lipper S&P 500 Objective Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	21.26%	Worst Quarter	3rd quarter, 2002	–17.34%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –19.38%.

NOVEMBER 1, 2008   21

JPMorgan Equity Index Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	5.28	12.54	5.62
Return After Taxes on Distributions	5.01	12.26	5.16
Return After Taxes on Distributions and Sale of Fund Shares	3.80	10.94	4.70

S&P 500 INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER S&P 500 OBJECTIVE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	5.25	12.53	5.62

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

22   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.22
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	0.73
Fee Waivers and Expense Reimbursements[4]	(0.52)
Net Expenses[4]	0.21

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.20% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.72% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
2 2	1 81	3 55	8 58

NOVEMBER 1, 2008   23

JPMorgan Growth Advantage Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

What are the Fund’s main investment strategies?

The Fund will invest primarily in common stocks of companies across all market capitalizations. Market capitalization is the total market value of a company’s shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests in companies that the adviser believes have strong earnings growth potential.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an

24   JPMORGAN U.S. EQUITY FUNDS

actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.   Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

NOVEMBER 1, 2008   25

JPMorgan Growth Advantage Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Select Class Shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years, and the life of the Fund. It compares that performance to the Russell 3000® Growth Index, a broad-based securities market index, and the Lipper Multi-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2001	18.50%	Worst Quarter	4th quarter, 2000	–42.32%

*	As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. Historical performance shown for Select Class Shares prior to 1/1/0 8 is based on the performance of the Class A Shares. The actual returns of Select Class Shares would have been different than shown because Select Class Shares have different expenses than Class A Shares. The performance for the Class A Shares before 3/23/01 is based on the performance of the Class A Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A expenses were substantially similar to those of Class A of the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –24.45%.

26   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *,1

	Past 1 Year	Past 5 Years	Life of Fund
SELECT CLASS SHARES
Return Before Taxes	25.45	20.63	(0.85)
Return After Taxes on Distributions	25.45	20.63	(0.91)
Return After Taxes on Distributions and Sale of Fund Shares	16.54	18.35	(0.74)

RUSSELL 3000® GROWTH INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	11.40	12.42	(0.69)

LIPPER MULTI-CAP GROWTH FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	12.79	15.15	1.86

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. Historical performance shown for Select Class Shares prior to their inception on 5/1/06 is based on the performance of the Class A Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Select Class Shares would have been different than shown because Select Class Shares have different expenses than Class A Shares. The performance for the Class A before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A expenses were substantially similar to those of Class A of the Fund.

1	The Fund commenced operations on 10/29/99. Performance for the benchmarks is from 10/31/99.

2	The Russell 3000® Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   27

JPMorgan Growth Advantage Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.22
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3,4]	1.13
Fee Waivers and Expense Reimbursements[4]	(0.02)

Net Expenses[4]	1.11

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.10% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.12% and Net Expenses would have been 1.10% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. This example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
113	357	620	1,373

28   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Growth and Income Fund

What is the goal of the Fund?

The Fund seeks to provide capital growth over the long-term and earn income from dividends.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund’s adviser, JPMIM, applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/Citigroup Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund primarily invests include common stocks, convertible securities and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   29

JPMorgan Growth and Income Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Strategy Risk.  The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Convertible Securities Risk.  The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

30   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/Citigroup Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	17.82%	Worst Quarter	3rd quarter, 2002	–17.98%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –18.65%.

NOVEMBER 1, 2008   31

JPMorgan Growth and Income Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	0.35	12.50	5.10
Return After Taxes on Distributions	(2.24)	11.57	3.64
Return After Taxes on Distributions and Sale of Fund Shares	2.80	10.82	3.91

S&P 500/CITIGROUP VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	1.99	14.73	6.66

LIPPER LARGE-CAP VALUE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	2.46	13.04	6.12

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The S&P 500/Citigroup Value Index includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

32   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.40
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.26
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3,4]	0.92
Fee Waivers and Expense Reimbursements[4]	(0.01)

Net Expenses[4]	0.91

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.91% and Net Expenses would have been 0.90% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
93	292	508	1,130

NOVEMBER 1, 2008   33

JPMorgan Large Cap Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIA, employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

34   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines i n value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

NOVEMBER 1, 2008   35

JPMorgan Large Cap Growth Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000® Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	24.51%	Worst Quarter	4th quarter, 2000	–19.74%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –22.98%.

36   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	23.70	13.42	4.18
Return After Taxes on Distributions	23.70	13.42	3.57
Return After Taxes on Distributions and Sale of Fund Shares	15.40	11.79	3.44

RUSSELL 1000® GROWTH INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	11.81	12.11	3.83

LIPPER LARGE-CAP GROWTH FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	14.97	12.06	3.64

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell 1000® Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class shares)

Select Class
Management Fees	0.50
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.28

Total Annual Operating Expenses	1.03
Fee Waivers and Expense Reimbursements[2]	(0.04)

Net Expenses[2]	0.99

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.99% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   37

JPMorgan Large Cap Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
101	324	565	1,256

38   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Value Fund

What is the goal of the Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund’s adviser, JPMIA, invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   39

JPMorgan Large Cap Value Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

40   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000® Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	17.37%	Worst Quarter	3rd quarter, 2002	–20.73%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –23.31%.

NOVEMBER 1, 2008   41

JPMorgan Large Cap Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(1.15)	13.08	5.33
Return After Taxes on Distributions	(6.66)	11.12	3.76
Return After Taxes on Distributions and Sale of Fund Shares	2.42	10.89	4.02

RUSSELL 1000® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	14.63	7.68

LIPPER LARGE-CAP VALUE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	2.46	13.04	6.12

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.40
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.19
Total Annual Operating Expenses[2]	0.8 4

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.99% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

42   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
86	268	466	1,03 7

NOVEMBER 1, 2008   43

JPMorgan Market Expansion Index Fund

What is the goal of the Fund?

The Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1

What are the Fund’s main investment strategies?

The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indexes. Because the Fund uses an enhanced index strategy, not all of the stocks in the indexes are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the indexes. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indexes in order to closely replicate the performance of the combined indexes. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indexes of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

The Fund may also hold up to 10% of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments and repurchase agreements; this is in addition to assets held for derivative margin deposits or other segregated accounts.

The Fund may engage in securities lending.

1	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

Because the Fund uses an enhanced index strategy and does not hold all of the stocks in the indexes, the adviser, JPMIA, uses a quantitative process to select the Fund’s portfolio securities. This process overweights inexpensive stocks with improving fundamental characteristics and underweights expensive stocks that have deteriorating fundamental characteristics. The Fund seeks to closely track the sector and industry weights within the combined indexes.

A previously attractive stock is pared back or sold when the combined perspective on valuation and fundamentals is no longer favorable.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors

44   JPMORGAN U.S. EQUITY FUNDS

or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Index Investing Risk.  The Fund attempts to track the performance of a market capitalization - weighted combination of the S&P Small Cap 600 and the S&P MidCap 400. Therefore, securities may be purchased, retained and sold by the Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the Fund were not fully invested in such securities.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

NOVEMBER 1, 2008   45

JPMorgan Market Expansion Index Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 1000 Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2003	18.44%	Worst Quarter	3rd quarter, 2002	–17.72%

*	The performance prior to 3/22/99 reflects the performance of the Pegasus Market Expansion Index Fund before it was consolidated with the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –12.80%.

46   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Life of Fund*
SELECT CLASS SHARES
Return Before Taxes	3.33	16.11	10.49
Return After Taxes on Distributions	0.75	14.66	8.55
Return After Taxes on Distributions and Sale of Fund Shares	4.93	13.90	8.42

S&P 1000 INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	6.12	11.31	4.11

LIPPER MID-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	6.34	15.80	9.48

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The Fund commenced operations on 7/31/98. The performance prior to 3/22/99 reflects the performance of the Pegasus Market Expansion Index Fund before it was consolidated with the Fund. Performance for the benchmarks is from 7/31/98.

1	The S&P 1000 Index is an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. The S&P 1000 Index is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   47

JPMorgan Market Expansion Index Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a
Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.19
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	0.70
Fee Waivers and Expense Reimbursements[4]	(0.12)
Net Expenses[4]	0.58

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.57% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.69% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
5 9	2 12	37 8	8 59

48   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Multi-Cap Market Neutral Fund

What is the goal of the Fund?

The Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

What are the Fund’s main investment strategies?

The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s adviser, JPMIA, considers to be attractive and ‘short selling’ stocks that the adviser considers to be unattractive. The adviser considers a company’s fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short-sell a stock. The Fund uses a multi-style approach, meaning that it may invest across different industries, sectors and capitalization levels targeting both value- and growth-oriented domestic companies. The Fund intends to maintain approximately equal value exposure in its long and short positions in order to offset the effects on its performance resulting from general domestic stock market movements or sector swings. By using this strategy, the Fund seeks to generate returns independent of the direction of the stock market. Because the Fund seeks return over the long term, the adviser will not attempt to time the market.

When the Fund makes a short sale, the Fund borrows the security in order to settle the sale and buys the security at a later date to return to the lender. The Fund must maintain collateral at least equal to the current market value of the security sold short.

The Fund may hold investments in cash, U.S. government securities or other liquid securities until the next time its portfolio is rebalanced.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In determining whether a stock is attractive or unattractive, the adviser uses a proprietary stock selection model that collects quantitative and fundamental investment data designed to evaluate the relative attractiveness of stocks. The stock selection model considers valuation factors such as discounted cash flows and price-to-book values. The model also takes into account data concerning an issuer’s fundamentals including revisions of earnings estimates and working capital management. The data is then compiled, blending both calculations and fundamental scores, to develop an overall rank from most attractive to least attractive for each security by sector within a universe of approximately 1,100 to 1,300 highly liquid domestic stocks. The Fund seeks to enhance return by purchasing long positions in stocks that have the relatively highest scores and selling short stocks that have the relatively lowest scores.

The Fund’s strategy is to be sector neutral meaning that both the long and short positions will have approximately the same weight in the market sectors in which the Fund invests. However, the stock selection model may result in the Fund’s long and short positions being overweighted in different industries within a sector. If the stock selection model finds most stocks within an industry to be attractive, then the Fund would automatically tend to overweight that industry. If the stock selection model finds most stocks within an industry to be unattractive, then the Fund would automatically tend to engage in more short sales with regard to that industry.

NOVEMBER 1, 2008   49

JPMorgan Multi-Cap Market Neutral Fund (continued)

The adviser periodically rebalances the positions in the Fund to the stock selection model. Ordinarily, the adviser rebalances the Fund on a monthly basis unless there are meaningful cash inflows or outflows which warrant rebalancing sooner.

The Fund may achieve a gain if the securities in its long portfolio outperform the securities in its short portfolio, each taken as a whole. Conversely, it is expected that the Fund will incur a loss if the securities in its short portfolio outperform the securities in its long portfolio. The adviser uses the return that an investor could achieve through an investment in 3-month U.S. Treasury bills as a benchmark against which to measure the Fund’s performance. The adviser attempts to achieve returns for the Fund’s shareholders that exceed the benchmark. An investment in the Fund is different from an investment in 3-month U.S. Treasury bills because, among other things, Treasury bills are backed by the full faith and credit of the U.S. Government, Treasury bills have a fixed rate of return, investors in Treasury bills do not risk losing their investment, and an investment in the Fund is more volatile than an investment in Treasury bills.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Strategy Risk.  The strategy used by the Fund’s management may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors. The strategy used by the Fund involves complex securities transactions that involve risks different than direct equity investments. As a result, the Fund is intended for investors who plan to invest for at least three years and are able and willing to assume the risks associated with this type of fund.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk.  The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities results in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of leverage will result in a higher return on your investment , and using leverage could result in a net loss of your investment .

Smaller Cap Company Risk.   Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

50   JPMORGAN U.S. EQUITY FUNDS

This may cause unexpected and frequent decreases in the value of the Fund’s investments.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income .

Temporary Defensive Position Risk.  To respond to unusual circumstances the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

NOVEMBER 1, 2008   51

JPMorgan Multi-Cap Market Neutral Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month US Treasury Bill Index, a broad-based securities market index, and the Lipper Equity Market Neutral Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	1st quarter, 2005	3.69%	Worst Quarter	4th quarter, 200 7	– 2 .56%
				3rd quarter, 2007	–2.56%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –0.38%.

52   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
SELECT CLASS SHARES
Return Before Taxes	(2.47)	3.60
Return After Taxes on Distributions	(3.96)	2.76
Return After Taxes on Distributions and Sale of Fund Shares	(1.41)	2.71

MERRILL LYNCH 3-MONTH US TREASURY BILL INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.00	3.24

LIPPER EQUITY MARKET NEUTRAL FUNDS AVERAGEˆ,3
(Reflects No Deduction for Taxes)	3.53	4.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 5/23/03. Performance for the benchmarks is from 5/31/03.

2	The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable. An individual cannot invest directly in an index.

3	The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

NOVEMBER 1, 2008   53

JPMorgan Multi-Cap Market Neutral Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees		1.25
Distribution (Rule 12b-1) Fees		NONE
Shareholder Service Fees		0.25
Other Expenses[1]
Dividend Expenses on Short Sales	1.02
Remainder of Other Expenses	0.17
Total Other Expenses		1.19
Acquired Fund Fees and Expenses[2]		0.0 2

Total Annual Operating Expenses[3,4]		2.7 1
Fee Waivers and Expense Reimbursements[4]		(0.17)
Net Expenses[4]		2.5 4

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, D ividend E xpenses on S hort S ales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.50% of the average daily net assets of the Select Class Shares through 10 /3 1 /0 9 . Without the D ividend E xpenses on S hort S ales and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.6 7% , and the Net Expenses would have been 1.50% of the average daily net assets of the Select Class Shares . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
25 7	82 5	1,4 20	3,0 29

54   JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of selected equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large and medium capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund primarily invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

NOVEMBER 1, 2008   55

JPMorgan U.S. Equity Fund (continued)

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Strategy Risk.  The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash

56   JPMORGAN U.S. EQUITY FUNDS

collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

ETF and Investment Company Risk.   The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.   To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

NOVEMBER 1, 2008   57

JPMorgan U.S. Equity Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	21.33%	Worst Quarter	3rd quarter, 2002	–18.10%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Select Class Shares).

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –17.72%.

58   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	10.29	14.20	5.58
Return After Taxes on Distributions	6.81	12.79	3.82
Return After Taxes on Distributions and Sale of Fund Shares	8.45	12.02	4.07

S&P 500 INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER LARGE-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	6.63	11.55	5.23

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Select Class Shares).

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Select Class
Management Fees	0.40
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.17

Total Annual Operating Expenses	0.82
Fee Waivers and Expense Reimbursements[2]	(0.03)

Net Expenses[2]	0.79

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year .

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.79% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   59

JPMorgan U.S. Equity Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
81	259	452	1,011

60   JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Core Plus Fund

What is the goal of the Fund?

The Fund seeks to provide a high total return from a portfolio of selected equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings, if any, for investment purposes.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser, JPMIM, expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Viewed sector by sector, the Fund’s net weightings of equity securities are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued and underweights, or sells short, equity securities that it believes are overvalued.

By following this process, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by the S&P 500 Index.

The Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure except that companies with large weights in the S&P 500 Index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this it is required to pledge replacement collateral as security to the broker. The Fund also may use securities it owns to meet any such collateral obligations.

Equity securities in which the Fund invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, contracts for differences (CFDs) and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management, including to obtain significant amounts of long or short exposure and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

NOVEMBER 1, 2008   61

JPMorgan U.S. Large Cap Core Plus Fund (continued)

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk.  The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund

62   JPMORGAN U.S. EQUITY FUNDS

cannot assure you that the use of leverage will result in a higher return on your investment , and using leverage could result in a net loss on your investment .

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk.   The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.   To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

NOVEMBER 1, 2008   63

JPMorgan U.S. Large Cap Core Plus Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar year s . This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Extended U.S. Large Cap Core Funds Average, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. The performance is also compared to the Lipper Long/Short Equity Funds Average, the Fund’s former Lipper benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 200 7	8. 59%	Worst Quarter	4th quarter, 200 7	– 2.21%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –17.94%.

64   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	13.99	18.93
Return After Taxes on Distributions	12.89	18.20
Return After Taxes on Distributions and Sale of Fund Shares	9.36	15.96

S&P 500 INDEXˆ ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	10.10

LIPPER EXTENDED U.S. LARGE CAP CORE FUNDS AVERAGEˆ,3
(Reflects No Deduction for Taxes)	3.95	11.72

LIPPER LONG/SHORT EQUITY FUNDS AVERAGEˆ ,3
(Reflects No Deduction for Taxes)	3.77	9.60

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 11/1/05. Performance for the benchmarks is from 10/31/05.

2	The S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper benchmarks includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Fund’s benchmark has changed from the Lipper Long/Short Equity Funds Average to the Lipper Extended U.S. Large Cap Core Funds Average because Lipper independently redesignated the Fund’s peer group as “Extended U.S. Large Cap Core Funds.”

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   65

JPMorgan U.S. Large Cap Core Plus Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees		1.00
Distribution (Rule 12b-1) Fees		NONE
Shareholder Service Fees		0.25
Other Expenses[1]
Dividend Expenses on Short Sales	0.32
Remainder of Other Expenses	0.14
Total Other Expenses		0.46
Acquired Fund Fees and Expenses[2]		0.01

Total Annual Operating Expenses[3,4]		1.72
Fee Waivers and Expense Reimbursements[4]		(0.24)

Net Expenses[4]		1.48

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, D ividend E xpenses on S hort S ales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceeds 1.15 % of the average daily net assets of the Select Class Shares through 10 /3 1 /0 9 . Without the D ividend E xpenses on S hort S ales and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.39% , and the Net Expenses would have been 1.15% of the average daily net assets for the Select Class Shares . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
151	518	911	2,010

66   JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Value Plus Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. Market capitalization is the total market value of a company’s shares. “Assets” means net assets, plus the amount of borrowings for investment purposes.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to traditional strategies that do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s manager expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy.

Viewed sector by sector, the Fund’s net weightings of equity securities are similar to those of the Russell 1000® Value Index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued, and it underweights, or sells short, equity securities that it believes are overvalued.

By following this process, the Fund seeks to produce returns that exceed those of the Russell 1000® Value Index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the Russell 1000® Value Index, the Fund seeks to maintain a level of volatility similar to that of the overall market as represented by the Russell 1000® Value Index.

The Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure, except that companies with large weights in the Russell 1000® Value Index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change.

The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this it is required to pledge replacement collateral as security to the broker. The Fund also may use securities it owns to meet any such collateral obligations.

Equity securities in which the Fund invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management, including to obtain significant amounts of long or short exposure to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

NOVEMBER 1, 2008   67

JPMorgan U.S. Large Cap Value Plus Fund (continued)

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, J P M I M employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price;

•	high potential reward compared to potential risk; and

•	temporary mispricings caused by apparent market overreactions.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk.  The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increases, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment.

68   JPMORGAN U.S. EQUITY FUNDS

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Value Investing Risk.  Since the Fund focuses on value stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Value investing attempts to identify companies that, according to the adviser’s estimate of their intrinsic value, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk.  The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk. To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90– 95.

The Fund’s Past Performance

The Fund commenced operations on November 30, 2007. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 1000® Value Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   69

JPMorgan U.S. Large Cap Value Plus Fund (continued)

Investor Expenses for Select Class Shares

The expenses for Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

		Select Class
Management Fees		1.00
Distribution (Rule12b-1) Fees		NONE
Shareholder Service Fees		0.25
Other Expenses[1]
Dividend Expenses on Short Sales	0.51
Remainder of Other Expenses	11.07
Total Other Expenses		11.58
Acquired Fund Fees and Expenses[2]		0.01

Total Annual Operating Expenses[3,4]		12.84
Fee Waivers and Expense Reimbursements[4]		(11.32)

Net Expenses[4]		1.52

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses and Dividend Expenses on Short Sales, the Total Annual Operating Expenses would have been 12.32% and Net Expenses would have been 1.00% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/3 1/09 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
155	2,608	4,691	8,628

70   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Value Advantage Fund

What is the goal of the Fund?

The Fund seeks to provide long-term total return from a combination of income and capital gains.

What are the Fund’s main investment strategies?

The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company’s shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and have the potential to grow intrinsic value per share. Quality companies generally have a strong competitive position, low business cyclicality, high returns and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   71

JPMorgan Value Advantage Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.   Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

72   JPMORGAN U.S. EQUITY FUNDS

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 90 – 95 .

NOVEMBER 1, 2008   73

JPMorgan Value Advantage Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar year s . This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 3000® Value Index, a broad-based securities market index, and the Lipper Multi-Cap Value Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2006	8.67%	Worst Quarter	4th quarter, 200 7	–3.11%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –15.56%.

74   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	3.16	11.40
Return After Taxes on Distributions	1.30	10.31
Return After Taxes on Distributions and Sale of Fund Shares	2.58	9.32

RUSSELL 3000® VALUE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.01)	9.07

LIPPER MULTI-CAP VALUE FUNDS INDEX3,ˆ
(Reflects No Deduction for Taxes)	(1.04)	7.49

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 2/28/05. Performance for the benchmarks is from 2/28/05.

2	The Russell 3000® Value Index is an unmanaged index which measures the performance of those Russell 3000® Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   75

JPMorgan Value Advantage Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.28
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3,4]	1.19
Fee Waivers and Expense Reimbursements[4]	(0.18)

Net Expenses[4]	1.0 1

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses at Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.18%, and Net Expenses would have been 1.00% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
103	360	637	1,427

76   JPMORGAN U.S. EQUITY FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Disciplined Equity Fund
Diversified Fund
Growth and Income Fund
U.S. Equity Fund
U.S. Large Cap Core Plus Fund
U.S. Large Cap Value Plus Fund
Value Advantage Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Equity Income Fund
Equity Index Fund
Large Cap Growth Fund
Large Cap Value Fund
Market Expansion Index Fund
Multi-Cap Market Neutral Fund

The Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust, a Massachusetts business trust.

The trustees of each trust are responsible for overseeing all business activities of their respective Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA), each acts as the investment adviser to several of the Funds and makes the day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds and the Growth Advantage Fund, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/0 8 , JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Disciplined Equity Fund	0.22%
Diversified Fund	0.40
Equity Income Fund	0.40
Equity Index Fund	0.05
Growth Advantage Fund	0.64
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
Market Expansion Index Fund	0.25
Multi-Cap Market Neutral Fund	1.11
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	0.68
U.S. Large Cap Value Plus Fund	0.00
Value Advantage Fund	0.54

A discussion of the basis the trustees of each trust used in re-approving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Disciplined Equity Fund

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1994. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991.

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The Funds’ Management and Administration (continued)

Diversified Fund

Anne Lester, Managing Director of JPMIM, is the primary portfolio manager for the Diversified Fund. In that capacity, Ms. Lester, together with Patrik Jakobson, Managing Director of JPMIM, and Michael Fredericks, Vice President of JPMIM, and a team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which comprises underlying equity and fixed income strategies. An employee since 1992, Ms. Lester is a senior portfolio manager in the firm’s Global Multi-Asset Group, which she joined in 2000.

Mr. Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios and has been a portfolio manager since 1994. Mr. Fredericks joined the adviser in 2006 from Nicholas Applegate Capital Management, where from 2001 to 2006 he was a global equity analyst and a client portfolio manager. Thomas Luddy, Silvio Tarca, Scott Grimshaw and William H. Eigen are some of the portfolio managers of the underlying asset allocations. Information with respect to Mr. Luddy is provided hereafter under the heading “U.S. Equity Fund.” Silvio Tarca is a Managing Director of JPMIM and a CFA charterholder. Mr. Tarca has been with JPMIM or its affiliates (or one of its predecessors) since 2000. He has headed the behavioral finance portfolio management team and has been managing mutual funds since 2003. Prior to that time, Mr. Tarca served as a quantitative research analyst in the Emerging Markets Equity Group. Mr. Grimshaw, Vice President and a CFA charterholder, has been a portfolio manager on the Taxable Bond Team since 1996. He is also responsible for the government sector. Mr. Eigen , Managing Director and a CFA charterholder, is the head of core plus and absolute return fixed income strateg ies at JPMIM since April, 2008. In addition, he has also served as portfolio manager for Highbridge Capital Management, LLC (Highbridge), an indirect majority owned subsidiary of JPMorgan Chase & Co., since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

Equity Income Fund

Jonathan K.L. Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM and CPA, are the portfolio managers for the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Ms. Hart has been a portfolio manager since 2002 and is also an investment analyst covering the financial services and real estate sectors. She has been employed by the firm since 1999.

Equity Index Fund

The Fund is managed by the Quantitative Team which is led by Bala Iyer, Ph.D., CFA. Dr. Iyer has served as the director of quantitative research for JPMIA since 1995. Michael Loeffler, CFA, assists Dr. Iyer in the day-to-day management of the Fund, a position he has held since January 2004. Mr. Loeffler has been employed by JPMIA since 1999 when he joined as an investment operations analyst.

Growth Advantage Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM and a CFA charterholder, and Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.

Growth and Income Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM. Information on Mr. Simon and Ms. Hart is discussed earlier in this section.

Large Cap Growth Fund

Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Giri Devulapally, Vice President of JPMIM and a CFA charterholder, are the portfolio managers for the Fund. Information on Mr. Jones is discussed earlier in this section. Mr. Devulapally has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMIM. Prior to JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications.

Large Cap Value Fund

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. He has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Prior to joining JPMorgan, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and at Oppenheimer Capital from 1991 until 2000.

78   JPMORGAN U.S. EQUITY FUNDS

Market Expansion Index Fund

The Fund is managed by the Quantitative Team which is led by Bala Iyer, Ph.D., CFA. Michael Loeffler, CFA, assists Dr. Iyer in the management of the Fund. Information on Dr. Iyer and Mr. Loeffler is discussed earlier in this section.

Multi-Cap Market Neutral Fund

The Fund is managed by Dr. Iyer. Information about Dr. Iyer is discussed earlier in this section.

U.S. Equity Fund

The portfolio management team is led by Thomas Luddy, Managing Director of JPMIM and a CFA charterholder , Susan Bao, Vice President of JPMIM and a CFA charterholder, and Jacqueline Flake, Managing Director of JPMIM and a CFA charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. An employee of the firm since 1997, Ms. Flake has been a portfolio manager since 2006. Prior to her current position, she was an analyst covering the finance and capital market sectors.

U.S. Large Cap Core Plus Fund

The Fund is managed by Thomas Luddy, Managing Director JPMIM, and Susan Bao, Vice President of JPMIM. Information about Mr. Luddy and Ms. Bao is discussed earlier in this section.

U.S. Large Cap Value Plus Fund

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. Information with respect to Mr. Gutmann is discussed earlier in this section.

Value Advantage Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Fund. Information on Mr. Simon is discussed earlier in this section. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Prior to becoming a portfolio manager in 2006, she was a sell-side analyst at JPMorgan Securities, Inc.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into

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The Funds’ Management and Administration (continued)

agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, subtransfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

80   JPMORGAN U.S. EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received , together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please s ee “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group

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How to Do Business with the Funds (continued)

of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund s . While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Fi nancial I ntermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at

82   JPMORGAN U.S. EQUITY FUNDS

amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board s , determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors, trustees, retirees and employees and their immediate families, of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Fund s and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

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How to Do Business with the Funds (continued)

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the

84   JPMORGAN U.S. EQUITY FUNDS

fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form . The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

NOVEMBER 1, 2008   85

How to Do Business with the Funds (continued)

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order .

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund s .

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

86   JPMORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

The Disciplined Equity, Diversified, Equity Index, Growth and Income, Large Cap Growth, Large Cap Value, Market Expansion Index, Multi-Cap Market Neutral and U.S. Equity Funds generally distribute net investment income, if any, at least quarterly. The Equity Income Fund generally distributes net investment income, if any, at least monthly. The Growth Advantage, U.S. Large Cap Core Plus, U.S. Large Cap Value Plus and Value Advantage Funds generally distribute net investment income, if any, at least annually. The Funds will distribute net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss), if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net capital gain.

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund . Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss) , if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

A Fund ’ s investments in certain REIT securities, mortgage-backed securities, debt securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

NOVEMBER 1, 2008   87

Shareholder Information (continued)

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

A Fund’s investments in other investment companies could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders.

Any increase in the principal amount of a floating-rate debt security will be original issue discount which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increases thereto, until maturity.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable adviser . Value Opportunities Fund proxies are voted by a designated Fund officer. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at

88   JPMORGAN U.S. EQUITY FUNDS

www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, with the exception of the Multi-Cap Market Neutral Fund, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2008   89

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities
•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
• With respect to the Diversified Fund, a diversified, balanced portfolio should mitigate the effects of wide market fluctuations, especially when stock and bond prices move in different directions

•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund (except the Equity Index and the Market Expansion Index Funds) has the option of investing up to 100% of its total assets in high quality , short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

90   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated; the risk of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•  Most bonds will rise in value when interest rates fall
• Debt securities have generally outperformed money market instruments over the long term with less risk than stocks
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

NOVEMBER 1, 2008   91

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*,1
•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[2] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to a Fund which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; all Funds , except the Disciplined Equity Fund, Diversified Fund, Large Cap Value Fund and U.S. Equity Fund, may use derivatives in an effort to produce increased income or gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the U.S. Large Cap Core Plus Fund may use derivatives to leverage its portfolio, the shorts are intended to offset the additional market exposure caused by that leverage
• While the Funds may use derivatives that incidentally involve leverage, except for U.S. Large Cap Core Plus Fund, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	The Multi-Cap Market Neutral Fund does not use derivatives.

2	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

92   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling by Multi-Cap Market Neutral Fund , U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund
•  Short sales may not have the intended effects and may result in losses
• A Fund may not be able to close out a short position at a particular time or at an acceptable price
• A Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked assets and posting collateral with respect to short sales may limit a Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•  A Fund could make money and protect against losses if management’s analysis proves correct
• Short selling may allow a Fund to implement insights into securities it expects to underperform
• Short selling may allow a Fund to diversify its holdings across a larger number of securities

•  The U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund will not engage in short selling if the total market value of all securities sold short would exceed 50% of the Fund’s net assets
• The Funds segregate or earmark liquid assets to cover short positions and offset a portion of the leverage risk
• The Funds make short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

NOVEMBER 1, 2008   93

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•   Except for the Diversified Fund, t he Funds anticipate that total foreign investments will not exceed 20% of total assets ( 10% of the net assets for the Market Expansion Index Fund)
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)
•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]
•   The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

94   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund[1] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desire d	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality , short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

1	The Multi-Cap Market Neutral Fund, the U.S. Large Cap Core Plus Fund , the U.S. Large Cap Value Plus Fund and the Value Advantage Fund do not engage in securities lending.

NOVEMBER 1, 2008   95

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Disciplined Equity Fund
Year Ended June 30, 2008	$18.48	$0.26	( e)	$(3.00)	$(2.74)	$(0.26)	$—	$(0.26)	$—
Year Ended June 30, 2007	15.34	0.22	(e)	3.16	3.38	(0.24)	—	(0.24)	—
January 1, 2006 through June 30, 2006 (d)	15.16	0.11	(e)	0.17	0.28	(0.10)	—	(0.10)	—	(f)
Year Ended December 31, 2005	14.80	0.17	(e)	0.36	0.53	(0.17)	—	(0.17)	—
Year Ended December 31, 2004	13.51	0.18		1.30	1.48	(0.19)	—	(0.19)	—
Year Ended December 31, 2003	10.55	0.11		2.98	3.09	(0.13)	—	(0.13)	—

Diversified Fund
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)	—
Year Ended June 30, 2007	14.26	0.36		1.90	2.26	(0.35)	(0.46)	(0.81)	—
January 1, 2006 through June 30, 2006 (d)	14.06	0.16	(e)	0.21	0.37	(0.17)	—	(0.17)	—
Year Ended December 31, 2005	13.75	0.25	(e)	0.33	0.58	(0.27)	—	(0.27)	—
Year Ended December 31, 2004	12.81	0.22	(e)	0.96	1.18	(0.24)	—	(0.24)	—
Year Ended December 31, 2003	10.76	0.16	(e)	2.07	2.23	(0.18)	—	(0.18)	—

Equity Income Fund
Year Ended June 30, 2008	12.53	0.31	( e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)	—
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)	—
Year Ended June 30, 2006	15.65	0.32	(e)	0.79	1.11	(0.34)	(4.23)	(4.57)	—
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)	—
Year Ended June 30, 2004	15.06	0.25		2.13	2.38	(0.25)	(0.52)	(0.77)	—

Equity Index Fund
Year Ended June 30, 2008	34.16	0.61	(e)	(5.09)	(4.48)	(0.60)	—	(0.60)	—
Year Ended June 30, 2007	28.90	0.56	(e)	5.27	5.83	(0.57)	—	(0.57)	—
Year Ended June 30, 2006	27.12	0.49	(e)	1.79	2.28	(0.50)	—	(0.50)	—
Year Ended June 30, 2005	26.06	0.55		1.02	1.57	(0.51)	—	(0.51)	—
Year Ended June 30, 2004	22.26	0.34		3.80	4.14	(0.34)	—	(0.34)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes a gain incurred resulting from a payment by affiliate. Without this gain the total return would have been (13.28)%.

96   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.48	(14.93)%		$17,063	0.60%	1.45%	0.68%	72%
18.48	22.16		68,341	0.60	1.32	0.66	59
15.34	1.85		254,182	0.60	1.42	0.70	34
15.16	3.61		90,359	0.60	1.17	0.68	44
14.80	11.03		79,342	0.63	1.37	0.78	49
13.51	29.45		78,000	0.67	1.02	0.80	77

13.26	(5.43	)( g)	77,601	0.89	2.31	1.08	234
15.71	16.11		107,974	0.89	2.36	1.09	218
14.26	2.63		98,539	0.89	2.25	1.17	127
14.06	4.28		126,285	0.89	1.86	1.04	214
13.75	9.28		136,990	0.91	1.65	1.11	242
12.81	20.90		140,000	0.91	1.42	1.09	210

9.20	(16.26	)( g)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21
15.65	11.46		311,852	0.87	2.15	0.95	68
16.67	16.22		326,818	0.99	1.61	1.01	15

29.08	(13.25)( h)		1,102,129	0.20	1.89	0.72	12
34.16	20.31		1,231,982	0.20	1.75	0.69	9
28.90	8.45		1,296,312	0.20	1.72	0.73	10
27.12	6.06		1,072,290	0.27	1.91	0.62	11
26.06	18.67		1,948,823	0.35	1.37	0.54	5

NOVEMBER 1, 2008   97

Financial Highlights (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Growth Advantage Fund
Year Ended June 30, 2008	$8.20	$(0.03	)( f)	$0.01	$(0.02)	$—	$—	$—
Year Ended June 30, 2007	6.64	(0.04	)(f)	1.60	1.56	—	—	—
May 1, 2006 (d) to June 30, 2006 (e)	7.11	(0.01	)(f)	(0.46)	(0.47)	—	—	—

Growth and Income Fund
Year Ended June 30, 2008	41.71	0.50	(f)	(7.49)	(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(f)	7.72	8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (e)	34.55	0.22	(f)	1.14	1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(f)	1.01	1.38	(0.36)	(0.43)	(0.79)
Year Ended December 31, 2004	30.02	0.40	(f)	3.90	4.30	(0.36)	—	(0.36)
Year Ended December 31, 2003	23.98	0.32	(f)	6.05	6.37	(0.33)	—	(0.33)

Large Cap Growth Fund
Year Ended June 30, 2008	18.46	(0.02	)(f)	0.89	0.87	—	—	—
Year Ended June 30, 2007	15.80	(0.01	)(f)	2.67	2.66	—	—	—
Year Ended June 30, 2006	14.71	(0.02	)(f)	1.11	1.09	—	—	—
Year Ended June 30, 2005	14.56	0.17		0.02	0.19	(0.04)	—	(0.04)
Year Ended June 30, 2004	12.67	—		1.89	1.89	—	—	—

Large Cap Value Fund
Year Ended June 30, 2008	18.39	0.24	( f)	(3.92)	(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(f)	3.50	3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(f)	1.17	1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36	1.60	(0.23)	—	(0.23)
Year Ended June 30, 2004	12.06	0.17		2.30	2.47	(0.17)	—	(0.17)

Market Expansion Index Fund
Year Ended June 30, 2008	13.61	0.11	( f)	(1.63)	(1.52)	(0.10)	(1.75)	(1.85)
Year Ended June 30, 2007	12.50	0.12	(f)	2.13	2.25	(0.12)	(1.02)	(1.14)
Year Ended June 30, 2006	12.07	0.10		1.52	1.62	(0.11)	(1.08)	(1.19)
Year Ended June 30, 2005	10.74	0.08		1.51	1.59	(0.08)	(0.18)	(0.26)
Year Ended June 30, 2004	8.33	0.06		2.40	2.46	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

( i )	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.

98   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$8.18	(0.24)%		$399,777	1.09%		(0.41)%	1.12%	118%
8.20	23.49		10,985	1.11	( h )	(0.50)	1.45	159
6.64	(6.61)		14	1.10		(0.37)	1.61	81

29.02	(18.23)		8,596	0.90		1.45	0.91	69
41.71	23.57		9,431	0.87		1.22	0.90	49
35.71	3.95		3,415	0.90		1.24	1.05	16
34.55	4.08		3,692	0.90		1.09	1.06	41	( i )
33.96	14.42		1,426	0.90		1.27	2.31	44	( i )
30.02	26.78		1,000	0.90		1.22	1.00	37	( i )

19.33	4.71	( g)	581,830	0.99		(0.10)	1.03	52
18.46	16.84		669,951	0.99		(0.04)	1.01	35
15.80	7.41		824,532	0.99		(0.12)	1.05	49
14.71	1.31		1,201,449	0.99		0.43	1.03	112
14.56	14.92		1,702,190	0.99		0.00	1.01	46

10.53	(23.43	)( g)	508,456	0.84		1.66	0.84	93
18.39	23.83		710,573	0.82		1.53	0.82	77
16.42	9.16		897,848	0.83		1.57	0.86	72
15.73	11.19		1,155,483	0.82		1.54	0.90	112
14.36	20.52		1,462,956	0.93		1.24	0.95	32

10.24	(11.55	)(g)	485,717	0.45		0.95	0.69	65
13.61	18.92		584,141	0.45		0.97	0.69	44
12.50	13.96		542,088	0.41		0.87	0.70	53
12.07	14.89		518,295	0.50		0.76	0.63	64
10.74	29.54		250,765	0.52		0.60	0.68	52

NOVEMBER 1, 2008   99

Financial Highlights (continued)

Select Class (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Year Ended June 30, 2008	$11.31	$0.30	( g)	$(0.73)	$(0.43)	$(0.60)	$—	$(0.01)	$(0.61)	$—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	( h )
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)		0.66	0.62	—	(0.03)	—	(0.03)	—

U.S. Equity Fund
Year Ended June 30, 2008	12.34	0.13	(g)	(1.25)	(1.12)	(0.12)	(1.56)	—	(1.68)	—
Year Ended June 30, 2007	11.26	0.13	(g)	2.47	2.60	(0.13)	(1.39)	—	(1.52)	—
January 1, 2006 through June 30, 2006 ( d )	10.98	0.06	(g)	0.28	0.34	(0.06)	—	—	(0.06)	—
Year Ended December 31, 2005	10.97	0.10	(g)	0.17	0.27	(0.10)	(0.16)	—	(0.26)	—
Year Ended December 31, 2004	9.99	0.11	(g)	0.97	1.08	(0.10)	—	—	(0.10)	—
Year Ended December 31, 2003	7.61	0.07	(g)	2.39	2.46	(0.08)	—	—	(0.08)	—

U.S. Large Cap Core Plus Fund
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	—	(0.73)	—
Year Ended June 30, 2007	16.50	0.17	(g)	4.53	4.70	(0.07)	(0.14)	—	(0.21)	—
November 1, 2005 ( e ) through June 30, 2006 (f)	15.00	0.10	(g)	1.44	1.54	(0.04)	—	—	(0.04)	—

U.S. Large Cap Value Plus Fund
November 30, 2007 ( e) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	—	—	(0.04)	—

Value Advantage Fund
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	—	(1.28)	—
Year Ended June 30, 2007	17.22	0.31	(g)	3.43	3.74	(0.16)	(0.28)	—	(0.44)	—
January 1, 2006 through June 30, 2006 ( d )	15.91	0.12	(g)	1.19	1.31	—	—	—	—	—
March 1, 2005 ( e ) to December 31, 2005	15.00	0.15	(g)	1.01	1.16	(0.07)	(0.18)	—	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

( e )	Commencement of operations.

(f)	The Fund changed its fiscal year end from October 31 to June 30.

(g)	Calculated based upon average shares outstanding.

( h )	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect is less than 0.01% on total return.

(j)	Includes interest expense of 0.39%.

(k)	Due to the size of net assets and fixed expenses, ratio s may appear disproportionate.

100   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)		Net expenses (excluding dividend expenses for securities sold short)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)		Portfolio turnover rate (b)
$10.27	(3.73)%		$933,631	2.27%		1.25%		2.79%	2.69%		1.67%		116%
11.31	5.59		1,852,145	2.44		1.25		3.55	2.85		1.66		96
11.04	5.36		1,457,434	2.35		1.25		2.71	2.77		1.67		121
10.99	4.50		991,169	2.14		1.25		0.78	2.44		1.55		198
10.64	6.13		629,820	2.13		1.25		(0.63)	2.42		1.54		257

9.54	(10.34	)( i)	987,949	0.79		0.79		1.17	0.82		0.82		103
12.34	24.44		1,099,173	0.79		0.79		1.11	0.85		0.85		112
11.26	3.14		1,049,744	0.79		0.79		1.07	0.87		0.87		85
10.98	2.45		1,340,801	0.78		0.78		0.95	0.81		0.81		83
10.97	10.80		339,811	0.79		0.79		1.04	0.90		0.90		82
9.99	32.42		312,000	0.79		0.79		0.76	0.92		0.92		101

18.63	(8.07)		3,387,910	1.32		1.00		0.95	1.71		1.39		124
20.99	28.62		1,377,427	1.41		1.00		0.86	1.86		1.45		138
16.50	10.30		59,480	1.21		1.01		0.91	2.86		2.66		92

12.22	(18.29)		3,173	1.90	( j)	1.39	( j)	1.63	12.83	( k)	12.32	( k)	57

16.44	(14.19)		49,262	1.00		1.00		2.18	1.18		1.18		103
20.52	21.89		36,884	1.00		1.00		1.62	1.16		1.16		77
17.22	8.23		5,275	1.00		1.00		1.42	1.42		1.42		55
15.91	7.71		3,107	1.00		1.00		1.14	1.87		1.87		90

NOVEMBER 1, 2008   101

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

On February 18, 2005, the Diversified Fund and U.S. Equity Fund each acquired the assets and liabilities of a series of One Group Mutual Funds (now known as JPMorgan Trust II). The following disclosure is applicable to any JPMT II Fund or those Funds that acquired the assets and liabilities of a series of One Group Mutual Funds.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “ SEC Order ” ) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMTII) and JPMorgan U.S. Equity Fund (the successor

102   JPMORGAN U.S. EQUITY FUNDS

by merger to the One Group Diversified Equity Fund and a series of JPMTI) are subject to a Reduced Rate. The Reduced Rate on various classes of the Reduced Rate Funds were implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM or JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM , JPMIA and/or their affiliates, as applicable.

REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Equity Income Fund	Select	0. 90	0.94

JPMorgan Equity Index Fund	Select	0.2 1	0.7 3

JPMorgan Large Cap Value Fund	Select	0.8 4	0.84

JPMorgan U.S. Equity Fund	Select	0.79	0.82

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Diversified Fund	Select	0. 90	1.09

JPMorgan Large Cap Growth Fund	Select	0.99	1.03

JPMorgan Market Expansion Index Fund	Select	0. 58	0. 70

JPMorgan Multi-Cap Market Neutral Fund	Select	2. 5 4	2.7 1

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The Reduced Rate for each Reduced Rate Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

NOVEMBER 1, 2008   103

Legal Proceedings and Additional Fee and Expense Information (continued)

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

Reduced Rate Funds

JPMorgan Equity Income Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$92	5.00%	4.10%	4.10%
October 31, 2010	100	10.25	8.33	4.06
October 31, 2011	104	15.76	12.72	4.06
October 31, 2012	108	21.55	17.30	4.06
October 31, 2013	113	27.63	22.06	4.06
October 31, 2014	117	34.01	27.02	4.06
October 31, 2015	122	40.71	32.18	4.06
October 31, 2016	127	47.75	37.54	4.06
October 31, 2017	132	55.13	43.13	4.06
October 31, 2018	137	62.89	48.94	4.06

JPMorgan Equity Index Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$22	5.00%	4.79%	4.79%
October 31, 2010	78	10.25	9.26	4.27
October 31, 2011	81	15.76	13.93	4.27
October 31, 2012	85	21.55	18.79	4.27
October 31, 2013	89	27.63	23.87	4.27
October 31, 2014	92	34.01	29.16	4.27
October 31, 2015	96	40.71	34.67	4.27
October 31, 2016	100	47.75	40.42	4.27
October 31, 2017	105	55.13	46.42	4.27
October 31, 2018	109	62.89	52.67	4.27

104   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Value Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$86	5.00%	4.16%	4.16%
October 31, 2010	89	10.25	8.49	4.16
October 31, 2011	93	15.76	13.01	4.16
October 31, 2012	97	21.55	17.71	4.16
October 31, 2013	101	27.63	22.60	4.16
October 31, 2014	105	34.01	27.70	4.16
October 31, 2015	110	40.71	33.02	4.16
October 31, 2016	114	47.75	38.55	4.16
October 31, 2017	119	55.13	44.31	4.16
October 31, 2018	124	62.89	50.32	4.16

JPMorgan U.S. Equity Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$81	5.00%	4.21%	4.21%
October 31, 2010	87	10.25	8.57	4.18
October 31, 2011	91	15.76	13.10	4.18
October 31, 2012	95	21.55	17.83	4.18
October 31, 2013	99	27.63	22.76	4.18
October 31, 2014	103	34.01	27.89	4.18
October 31, 2015	107	40.71	33.23	4.18
October 31, 2016	112	47.75	38.80	4.18
October 31, 2017	116	55.13	44.61	4.18
October 31, 2018	121	62.89	50.65	4.18

Non-Reduced Rate Funds

JPMorgan Diversified Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$92	5.00%	4.10%	4.10%
October 31, 2010	116	10.25	8.17	3.91
October 31, 2011	120	15.76	12.40	3.91
October 31, 2012	125	21.55	16.79	3.91
October 31, 2013	130	27.63	21.36	3.91
October 31, 2014	135	34.01	26.11	3.91
October 31, 2015	140	40.71	31.04	3.91
October 31, 2016	146	47.75	36.16	3.91
October 31, 2017	151	55.13	41.48	3.91
October 31, 2018	157	62.89	47.02	3.91

NOVEMBER 1, 2008   105

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Large Cap Growth Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$101	5.00%	4.01%	4.01%
October 31, 2010	109	10.25	8.14	3.97
October 31, 2011	114	15.76	12.43	3.97
October 31, 2012	118	21.55	16.90	3.97
October 31, 2013	123	27.63	21.54	3.97
October 31, 2014	128	34.01	26.36	3.97
October 31, 2015	133	40.71	31.38	3.97
October 31, 2016	138	47.75	36.59	3.97
October 31, 2017	143	55.13	42.02	3.97
October 31, 2018	149	62.89	47.65	3.97

JPMorgan Market Expansion Index Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$59	5.00%	4.42%	4.42%
October 31, 2010	75	10.25	8.91	4.30
October 31, 2011	78	15.76	13.59	4.30
October 31, 2012	81	21.55	18.48	4.30
October 31, 2013	85	27.63	23.57	4.30
October 31, 2014	88	34.01	28.89	4.30
October 31, 2015	92	40.71	34.43	4.30
October 31, 2016	96	47.75	40.21	4.30
October 31, 2017	100	55.13	46.24	4.30
October 31, 2018	105	62.89	52.53	4.30

JPMorgan Multi-Cap Market Neutral Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$257	5.00%	2.46%	2.46%
October 31, 2010	281	10.25	4.81	2.29
October 31, 2011	287	15.76	7.21	2.29
October 31, 2012	294	21.55	9.66	2.29
October 31, 2013	301	27.63	12.17	2.29
October 31, 2014	307	34.01	14.74	2.29
October 31, 2015	315	40.71	17.37	2.29
October 31, 2016	322	47.75	20.06	2.29
October 31, 2017	329	55.13	22.81	2.29
October 31, 2018	337	62.89	25.62	2.29

106   JPMORGAN U.S. EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contain s more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds except Equity Income Fund, Equity Index Fund, Growth Advantage Fund, Market Expansion Index Fund, Multi-Cap Market Neutral Fund, Large Cap Growth Fund and Large Cap Value Fund is 811-21295

Investment Company Act File No. for Growth Advantage Fund is 811-5526

The Investment Company Act File No. for Equity Income Fund, Equity Index Fund, Market Expansion Index Fund, Multi-Cap Market Neutral Fund, Large Cap Growth Fund and Large Cap Value Fund is 811-4236

©JPMorgan Chase & Co. 2008    All rights reserved. November 2008.

PR-LMIS-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Select Class Shares

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Micro Cap Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund*
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Small Company Fund

*	Closed to new investors. Additional and new investments are permitted as described in the section entitled “How to Do Business with the Funds — Purchasing Fund Shares.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Capital Growth Fund	1
JPMorgan Diversified Mid Cap Growth Fund	7
JPMorgan Diversified Mid Cap Value Fund	1 2
JPMorgan Dynamic Small Cap Growth Fund	1 8
JPMorgan Micro Cap Fund	2 3
JPMorgan Mid Cap Equity Fund	2 8
JPMorgan Mid Cap Value Fund	3 3
JPMorgan Small Cap Core Fund	3 9
JPMorgan Small Cap Equity Fund	4 4
JPMorgan Small Cap Growth Fund	4 9
JPMorgan Small Cap Value Fund	5 5
JPMorgan Strategic Small Cap Value Fund	61
JPMorgan U.S. Small Company Fund	66
The Funds’ Management and Administration	71
How to Do Business with the Funds	7 4
Purchasing Fund Shares	7 4
Networking and Sub-Transfer Agency Fees	7 8
Exchanging Fund Shares	7 8
Redeeming Fund Shares	7 9
Shareholder Information	82
Distributions and Taxes	82
Shareholder Statements and Reports	83
Availability of Proxy Voting Record	83
Portfolio Holdings Disclosure	83
Risk and Reward Elements for the Funds	8 4
Financial Highlights	90
Legal Proceedings and Additional Fee and Expense Information	9 8
How to Reach Us	Back cover

JPMorgan Capital Growth Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

The Fund invests primarily in common stocks of mid cap companies which its adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap® Growth Index stocks at the time of purchase. “Assets” means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company’s shares.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   1

JPMorgan Capital Growth Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

2   JPMORGAN U.S. EQUITY FUNDS

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

NOVEMBER 1, 2008   3

JPMorgan Capital Growth Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	17.56%	Worst Quarter	3rd quarter, 1998	–19.49%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –22.91%.

4   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	17.35	18.15	8.21
Return After Taxes on Distributions	14.62	16.37	6.59
Return After Taxes on Distributions and Sale of Fund Shares	12.54	15.41	6.49

RUSSELL MIDCAP® GROWTH INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	11.43	17.90	7.59

LIPPER MID-CAP GROWTH FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	21.41	17.93	7.78

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell Midcap® Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses for Select Class Shares (including acquired fund fees and expenses) are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.40
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.24
Total Annual Operating Expenses[2]	0.89

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.93% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   5

JPMorgan Capital Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
91	284	493	1,096

6   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Mid Cap Growth Fund

What is the goal of the Fund?

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests primarily in common stocks of mid cap companies which the Fund’s adviser, JPMorgan Investment Advisors Inc. (JPMIA), believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. Market capitalization is the total market value of a company’s shares.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   7

JPMorgan Diversified Mid Cap Growth Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

8   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	39.91%	Worst Quarter	3rd quarter, 2001	–21.01%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –22.87%.

NOVEMBER 1, 2008   9

JPMorgan Diversified Mid Cap Growth Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	17.11	15.66	10.72
Return After Taxes on Distributions	13.67	14.12	8.80
Return After Taxes on Distributions and Sale of Fund Shares	13.43	13.40	8.66

RUSSELL MIDCAP® GROWTH INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	11.43	17.90	7.59

LIPPER MID-CAP GROWTH FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	21.41	17.93	7.78

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell Midcap® Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses for Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.23
Total Annual Operating Expenses	1.13
Fee Waivers and Expense Reimbursements[2]	(0.14)
Net Expenses[2]	0.99

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.99% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

10   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
101	345	609	1,362

NOVEMBER 1, 2008   11

JPMorgan Diversified Mid Cap Value Fund

What is the goal of the Fund?

The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Value Index at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIA, employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

12   JPMORGAN U.S. EQUITY FUNDS

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.   The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

NOVEMBER 1, 2008   13

JPMorgan Diversified Mid Cap Value Fund (continued)

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

14   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell Midcap® Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2003	16.28%	Worst Quarter	3rd quarter, 2002	–17.70%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –16.21%.

NOVEMBER 1, 2008   15

JPMorgan Diversified Mid Cap Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	0.97	14.84	9.48
Return After Taxes on Distributions	(4.49)	11.91	6.77
Return After Taxes on Distributions and Sale of Fund Shares	6.78	12.72	7.37

RUSSELL MIDCAP® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.42)	17.92	10.18

LIPPER MID-CAP VALUE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	3.62	16.73	9.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.25
Total Annual Operating Expenses	1.15
Fee Waivers and Expense Reimbursements[2]	(0.16)
Net Expenses[2]	0.99

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.99% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

16   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
101	350	618	1,383

NOVEMBER 1, 2008   17

JPMorgan Dynamic Small Cap Growth Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund invests primarily in common stocks.

The Fund’s adviser, JPMIM, will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while maintaining a moderate risk profile.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an

18   JPMORGAN U.S. EQUITY FUNDS

actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

NOVEMBER 1, 2008   19

JPMorgan Dynamic Small Cap Growth Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years . It compares that performance to the Russell 2000® Growth Index, a broad-based securities market index, and Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1999	24.06%	Worst Quarter	1st quarter, 2001	–20.75%

*	Select Class Shares were launched on 4/5/99. Historical performance in the bar chart prior to 1/1/00 is based on the performance of the Fund’s Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –22.70%.

20   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	13.67	16.33	8.92
Return After Taxes on Distributions	11.80	15.11	7.94
Return After Taxes on Distributions and Sale of Fund Shares	10.26	13.92	7.48

RUSSELL 2000®GROWTH INDEXˆ, 1
(Reflects No Deduction for Fees, Expenses or Taxes)	7.05	16.50	4.32

LIPPER SMALL-CAP GROWTH FUNDS INDEXˆ, 2
(Reflects No Deduction for Taxes)	9.68	15.44	6.79

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for the Select Class Shares prior to their inception on 4/5/99 is based on the performance of the Fund’s Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

1	The Russell 2000® Growth Index is an unmanaged index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.80
Total Annual Operating Expenses	1.70
Fee Waivers and Expense Reimbursements[2]	(0.60)
Net Expenses[2]	1.10

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.10% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   21

JPMorgan Dynamic Small Cap Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
112	477	867	1,959

22   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Micro Cap Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in securities of micro cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Micro cap companies are companies with market capitalizations equal to those within the universe of the Russell Microcap® Index at the time of purchase. As of September 30, 200 8 , market capitalizations of companies in the Russell Microcap® Index ranged from approximately $ 7 million to $ 1.5 billion, with an average equal-weighted market capitalization of approximately $ 320 million. Because of the nature of micro cap companies, the market capitalization range can vary greatly over time. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   23

JPMorgan Micro Cap Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Micro Cap Company Risk.  Investments in micro cap companies involve substantial risks and should be considered speculative. Because the Assets in this Fund are invested mostly in micro cap companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. Securities of micro cap companies generally trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities and to less liquidity. The adviser may need more time to purchase or sell its positions in these securities. The purchase or sale of more than a limited number of shares of a micro cap security also may affect its market price.

In addition, micro cap companies may be more vulnerable to economic, market and industry changes. Because micro cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than larger capitalization companies. There also tends to be less publicly available information about micro cap companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic de creas es in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

24   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past two calendar year s . This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell Microcap® Index, a broad-based securities market index, and the Lipper Micro-Cap Funds Index and the Lipper Small-Cap Core Funds Index, indexes based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	1st quarter, 2006	12.73%	Worst Quarter	4th quarter, 200 7	– 8.28%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –24.88%.

NOVEMBER 1, 2008   25

JPMorgan Micro Cap Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	(6.46)	2.25
Return After Taxes on Distributions	(7.52)	1.61
Return After Taxes on Distributions and Sale of Fund Shares	(3.56)	1.69

RUSSELL MICROCAP® INDEXˆ ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	(8.00)	5.35

LIPPER MICRO-CAP FUNDS INDEX ˆ,3
(Reflects No Deduction for Taxes)	0.38	8.64

LIPPER SMALL-CAP CORE FUNDS INDEXˆ, 3
(Reflects No Deduction for Taxes)	1.92	9.43

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 10/31/05. Performance for the benchmarks is from 10/31/05.

2	The Russell Microcap® Index is an unmanaged index which measures the performance of the 1,000 smallest stocks (on the basis of capitalization) in the small cap Russell 2000 Index plus an additional 1,000 smaller securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper indexes includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)

Select Class Shares
Maximum Sales Charge (Load) When You Buy Shares, as % of the Offering Price	NONE

Redemption Fee on Shares Held Less than 60 Days as a % of Amount Redeemed/Exchanged	2.00

26   JPMORGAN U.S. EQUITY FUNDS

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	1.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.76
Acquired Fund Fees and Expenses[2]	0.04

Total Annual Operating Expenses[3,4]	2.30
Fee Waivers and Expense Reimbursements[4]	(1.01)

Net Expenses [4]	1.29

1	“Other Expenses” have been calculated on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 2.26% and Net Expenses would have been 1.25% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. This example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
131	621	1,138	2,558

NOVEMBER 1, 2008   27

JPMorgan Mid Cap Equity Fund

What is the goal of the Fund?

The Fund’s objective is long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We focus on mid-sized companies with increasing market share, strong earnings prospects and sustainable free cash flows as compared to their competitors. We also look for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

28   JPMORGAN U.S. EQUITY FUNDS

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

NOVEMBER 1, 2008   29

JPMorgan Mid Cap Equity Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	22.51%	Worst Quarter	3rd quarter, 1998	–19.48%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –18.68%.

30   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	9.81	16.77	11.65
Return After Taxes on Distributions	6.23	14.61	9.34
Return After Taxes on Distributions and Sale of Fund Shares	9.46	14.14	9.31

RUSSELL MIDCAP® INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.60	18.21	9.91

LIPPER MID-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	6.34	15.80	9.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell Midcap® Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.22
Total Annual Operating Expenses	1.12
Fee Waivers and Expense Reimbursements[2]	(0.12)
Net Expenses[2]	1.00

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   31

JPMorgan Mid Cap Equity Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
102	344	605	1,352

32   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Value Fund

What is the goal of the Fund?

The Fund seeks growth from capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its

NOVEMBER 1, 2008   33

JPMorgan Mid Cap Value Fund (continued)

objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.   Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk.   Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

34   JPMORGAN U.S. EQUITY FUNDS

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

NOVEMBER 1, 2008   35

JPMorgan Mid Cap Value Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years . It compares that performance to the Russell Midcap® Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	17.96%	Worst Quarter	3rd quarter, 1998	–11.06%

*	The Select Class Shares were launched on 10/31/01. Historical performance prior to 1/1/02 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. The actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –14.60%.

36   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	2.60	15.57	15.71
Return After Taxes on Distributions	1.28	14.76	13.74
Return After Taxes on Distributions and Sale of Fund Shares	3.42	13.55	12.91

RUSSELL MIDCAP® VALUE INDEXˆ, 1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.42)	17.92	10.18

LIPPER MID-CAP VALUE FUNDS INDEXˆ, 2
(Reflects No Deduction for Taxes)	3.62	16.73	9.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Select Class Shares prior to their inception on 10/31/01 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

1	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   37

JPMorgan Mid Cap Value Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.26
Total Annual Operating Expenses	1.16
Fee Waivers and Expense Reimbursements [2]	(0.16)
Net Expenses [2]	1.0 0

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
102	353	623	1,395

38   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Core Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of Russell 2000® Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock

NOVEMBER 1, 2008   39

JPMorgan Small Cap Core Fund (continued)

market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

40   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000® Index, a broad-based securities market index, and Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	16.54%	Worst Quarter	3rd quarter, 2002	–16.08%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –7.63%.

NOVEMBER 1, 2008   41

JPMorgan Small Cap Core Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(5.27)	13.44	5.22
Return After Taxes on Distributions	(7.64)	11.63	3.46
Return After Taxes on Distributions and Sale of Fund Shares	(0.99)	11.41	3.90

RUSSELL 2000® INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.57)	16.25	7.08

LIPPER SMALL-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	1.92	15.76	8.34

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell 2000® Index is an unmanaged index, which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of the Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.17
Acquired Fund Fees and Expenses[2]	0.02
Total Annual Operating Expenses[3,4]	1.09
Fee Waivers and Expense Reimbursements[4]	(0.07)
Net Expenses[4]	1.02

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.07% and Net Expenses would have been 1.00% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

42   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
10 4	3 40	5 94	1,322

NOVEMBER 1, 2008   43

JPMorgan Small Cap Equity Fund

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?” for more information.)

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection to identify quality small cap companies. The adviser looks for both undervalued companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

44   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

NOVEMBER 1, 2008   45

JPMorgan Small Cap Equity Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	19.51%	Worst Quarter	3rd quarter, 1998	–21.04%

1The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –10.16%.

46   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	3.84	19.35	9.97
Return After Taxes on Distributions	2.50	17.94	8.66
Return After Taxes on Distributions and Sale of Fund Shares	3.31	16.75	8.29

RUSSELL 2000® INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.57)	16.25	7.08

LIPPER SMALL-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	1.92	15.76	8.34

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell 2000® Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   47

JPMorgan Small Cap Equity Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.25
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	1.16
Fee Waivers and Expense Reimbursements[4]	(0.15)
Net Expenses[4]	1.01

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.1 5 % and Net Expenses would have been 1.00% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
103	354	624	1,396

48   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIA, employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   49

JPMorgan Small Cap Growth Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

50   JPMORGAN U.S. EQUITY FUNDS

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

NOVEMBER 1, 2008   51

JPMorgan Small Cap Growth Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Growth Index, a broad-based securities market index, and Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2001	17.44%	Worst Quarter	3rd quarter, 1998	–22.13%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –23.23%.

52   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	12.59	17.79	8.26
Return After Taxes on Distributions	9.65	15.72	6.42
Return After Taxes on Distributions and Sale of Fund Shares	10.51	15.08	6.44

RUSSELL 2000® GROWTH INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	7.05	16.50	4.32

LIPPER SMALL-CAP GROWTH FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	9.68	15.44	6.79

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell 2000® Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.23
Total Annual Operating Expenses	1.13
Fee Waivers and Expense Reimbursements[2]	(0.13)
Net Expenses[2]	1.00

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   53

JPMorgan Small Cap Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
102	346	610	1,363

54   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Value Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. In reviewing investment opportunities for the Fund, its adviser, JPMIA, uses a value-oriented approach.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   55

JPMorgan Small Cap Value Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it

56   JPMORGAN U.S. EQUITY FUNDS

earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

NOVEMBER 1, 2008   57

JPMorgan Small Cap Value Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Value Index, a broad-based securities market index, and Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2001	21.34%	Worst Quarter	3rd quarter, 1998	–24.07%

*	The performance prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund for the period before it was consoli dated with the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –5.74%.

58   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(6.98)	14.55	9.34
Return After Taxes on Distributions	(8.96)	12.72	7.90
Return After Taxes on Distributions and Sale of Fund Shares	(2.54)	12.58	7.82

RUSSELL 2000® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(9.78)	15.80	9.06

LIPPER SMALL-CAP VALUE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	(4.57)	16.41	9.40

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance for periods prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund.

1	The Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   59

JPMorgan Small Cap Value Fund (continued)

Investor Expenses for Select Class Shares

The expenses for Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.26
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	1.17
Fee Waivers and Expense Reimbursements[4]	(0.16)
Net Expenses[4]	1.01

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of the average daily net assets through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.1 6 % and Net Expenses would have been 1.00% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
103	356	628	1,406

60   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Strategic Small Cap Value Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund’s investments are primarily in common stocks. In reviewing investments for the Fund, JPMIM, the Fund’s adviser, uses a value-oriented approach.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies whose stock prices appear to be undervalued. In particular, we look for undervalued companies where the opportunity for improving fundamentals is unrecognized . The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. It may sell a security if the adviser believes that the current information concerning the security no longer supports the reasons the investment was initially purchased or if the price of the security reflects an unsustainable return on capital. It will also sell a security if better investment opportunities exist.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   61

JPMorgan Strategic Small Cap Value Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

62   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000® Value Index, a broad-based securities market index, and the Lipper Small-Cap Value Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	6.26%	Worst Quarter	4th quarter, 2007	–11.51%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –16.82%.

NOVEMBER 1, 2008   63

JPMorgan Strategic Small Cap Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the period ended December 31, 2007

	Past 1 Year	Life of Fund[1]
SELECT CLASS SHARES
Return Before Taxes	(6.42)	1.00
Return After Taxes on Distributions	(7.00)	0.50
Return After Taxes on Distributions and Sale of Fund Shares	(3.42)	0.77

RUSSELL 2000® VALUE INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	(9.78)	1.57

LIPPER SMALL-CAP VALUE FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	(4.57)	2.43

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 2/28/06. Performance for the benchmarks is from 2/28/06.

2	The Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

64   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Select Class Shares

The expenses for Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select class assets)

Management Fees	1.00
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	2.34
Acquired Fund Fees and Expenses[2]	0.12
Total Annual Operating Expenses[3,4]	3. 71
Fee Waivers and Expense Reimbursements[4]	(2.24)
Net Expenses[4]	1.47

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.35% of the average daily net assets through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 3.59 % and Net Expenses would have been 1.35% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
150	928	1, 726	3, 814

NOVEMBER 1, 2008   65

JPMorgan U.S. Small Company Fund

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of small company stocks.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractive. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

This Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries

66   JPMORGAN U.S. EQUITY FUNDS

selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 84–88 .

NOVEMBER 1, 2008   67

JPMorgan U.S. Small Company Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1999	34.68%	Worst Quarter	3rd quarter, 2001	–22.61%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/9 8 to 9/10/01.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –10.14%.

68   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	(6.55)	12.31	4.73
Return After Taxes on Distributions	(10.49)	10.00	3.11
Return After Taxes on Distributions and Sale of Fund Shares	0.89	10.69	3.78

RUSSELL 2000® INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.57)	16.25	7.08

LIPPER SMALL-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	1.92	15.76	8.34

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/9 8 to 9/10/01.

1	The Russell 2000® Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

NOVEMBER 1, 2008   69

JPMorgan U.S. Small Company Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.60
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.48
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	1.34
Fee Waivers and Expense Reimbursements[4]	(0.32)
Net Expenses[4]	1.02

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.01% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.33% and Net Expenses would have been 1.01% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
104	393	703	1,5 85

70   JPMORGAN U.S. EQUITY FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

Capital Growth Fund

Dynamic Small Cap Growth Fund

Micro Cap Fund

Mid Cap Equity Fund

Small Cap Core Fund

Small Cap Equity Fund

Strategic Small Cap Value Fund

U.S. Small Company Fund

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

Diversified Mid Cap Growth Fund

Diversified Mid Cap Value Fund

Small Cap Growth Fund

Small Cap Value Fund

Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (JPMFMFG), a Maryland corporation.

The trustees of each trust and the directors of JPMFMFG are responsible for overseeing all business activities of their respective Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to several of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds and Mid Cap Value Fund, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/0 8 , JPMIM or JPMIA were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Dynamic Small Cap Growth Fund	0.34
Micro Cap Fund	0.51
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.53
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.55
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
Strategic Small Cap Value Fund	0.00
U.S. Small Company Fund	0.39

A discussion of the basis the Boards of each of JPMT I, JPMT II and JPMFMFG Funds used in reapproving the investment advisory agreement is available in the semi-annual report for the most recent fiscal period ended December 31.

THE PORTFOLIO MANAGERS

Capital Growth Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM and a CFA charterholder, and Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.

NOVEMBER 1, 2008   71

The Funds’ Management and Administration (continued)

Diversified Mid Cap Growth Fund

Christopher Mark Vyvyan Jones, Managing Director of JPMIM and Timothy Parton, Managing Director of JPMIM, serve as portfolio managers for the Fund. Information on Mr. Jones and Mr. Parton is discussed earlier in this section.

Diversified Mid Cap Value Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Prior to becoming a portfolio manager in 2006, she was a sell-side analyst at JPMorgan Securities, Inc.

Dynamic Small Cap Growth Fund

The portfolio management team is led by Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder, and Christopher Mark Vyvyan Jones, Managing Director of JPMIM. Mr. Shapiro has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1989 and has been employed by the firm since 1985. Information on Mr. Jones is discussed earlier in this section.

Micro Cap Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Gary Schnierow, Vice President of JPMIM. Information on Mr. Jones is discussed earlier in this section. Mr. Schnierow, a CFA charterholder, is an analyst in the U.S. Equity Research Group and has been the Fund’s portfolio manager since 2006. He has been an employee of the firm since 2000 and a portfolio manager since 2005.

Mid Cap Equity Fund

The portfolio management team is led by Jonathan K.L. Simon, Managing Director of JPMIM, and Christopher Mark Vyvyan Jones, Managing Director of JPMIM. Information on Mr . Simon and Mr. Jones is discussed earlier in this section.

Mid Cap Value Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, are the portfolio managers for the Fund. Information on Mr. Simon, Mr. Playford and Ms. Fu is discussed earlier in this section.

Small Cap Core Fund

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As Chief Investment Officer, he is responsible for the JPMorgan Intrepid strategies and for the behavioral small cap strategies, including the Fund. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm. Also a member of, and leading the portfolio management team is Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder. Mr. Ruhl is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

Small Cap Equity Fund

The portfolio management team is led by Glenn Gawronski, Managing Director of JPMIM, Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Don San Jose, Vice President of JPMIM. Mr. Gawronski has worked as portfolio manager for JPMIM or its affiliates since 2004 and has been employed with the firm since 1999. Prior to becoming a portfolio manager, he was an analyst for a micro cap portfolio. Mr. San Jose has been an analyst with the U.S. Small Cap Equity Group since 2004 and a portfolio manager since 2007. An employee since 2000, Mr. San Jose was an analyst in JPMorgan Securities’ equity research department before joining the small cap group. Information on Mr. Jones is discussed earlier in this section.

Small Cap Growth Fund

Eytan Shapiro, Managing Director of JPMIM, and Christopher Mark Vyvyan Jones, Managing Director of JPMIM, serve as portfolio managers for the Fund. Information about Mr. Shapiro and Mr. Jones is discussed earlier in this section.

Small Cap Value Fund

Christopher Blum, Managing Director of JPMIM, and Dennis Ruhl, Vice President of JPMIM, serve as portfolio managers of the Fund. Information about Mr. Blum and Mr. Ruhl is discussed earlier in this section.

72   JPMORGAN U.S. EQUITY FUNDS

Strategic Small Cap Value Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and James Adler, Vice President of JPMIM. Information about Mr. Jones is discussed earlier in this section. Mr. Adler has been with the firm since 2000 and has been a portfolio manager since 2004. Prior to that time, he was an analyst for small and mid cap portfolios.

U.S. Small Company Fund

The portfolio management team is led by Christopher Blum, Managing Director of JPMIM, and Dennis Ruhl, Vice President of JPMIM. Information on Mr. Blum and Mr. Ruhl is discussed earlier in this section.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The trusts and the corporation, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub - transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub - transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

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PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?

As of June 8, 2007 (a “Limited Offering Date”), the Small Cap Equity Fund is publicly offered on a limited basis. Investors are not eligible to purchase shares of the Small Cap Equity Fund, except as described below:

•	Shareholders of record of the Fund as of June 8, 2007 are able to continue to purchase additional shares in their existing Fund accounts either through JPMorgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in such Fund;

•	Shareholders of record of the Fund as of June 8, 2007 are able to add to their accounts through exchanges from other JPMorgan Funds;

•	Group employer retirement plans, including 401(k), 403(b) and 457 plans, may purchase shares of the Fund without restrictions;

•	Sponsors of discretionary wrap programs may utilize the Fund for new and existing participant accounts. In order to be eligible, the sponsor of the wrap program must have a mutual fund sales agreement with the Distributor, and the program must be accepted by the Fund and the Distributor prior to a first investment;

•	Health savings account programs offered through JPMorgan Chase or its affiliates may open accounts with respect to the Fund for new participants and purchase additional shares in their existing participant accounts; or

•	Current and future JPMorgan SmartRetirement Funds will be able to purchase shares of the Fund .

After the Fund’s Limited Offering Date, if all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the Fund’s Limited Offering Date, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserve s the right to change these policies at any time.

74   JPMORGAN U.S. EQUITY FUNDS

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received , together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please s ee “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may , in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund s . While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive

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How to Do Business with the Funds (continued)

trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at F inancial I ntermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board s . A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan

76   JPMORGAN U.S. EQUITY FUNDS

Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors, trustees, retirees and employees and their immediate families, of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Fund s and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed , less any redemption fee .

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

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How to Do Business with the Funds (continued)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a redemption fee on an exchange?

Because exchanges involve redemptions, you will pay a redemption fee on certain exchanges. See “Do I pay a redemption fee?” below.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

78   JPMORGAN U.S. EQUITY FUNDS

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information all required documentation in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order , minus the amount of any applicable redemption fee.

Do I pay a redemption fee?

If you sell or exchange your shares of the JPMorgan Micro Cap Fund within 60 days of purchase or exchange into the Fund, you will pay a redemption fee of 2.00% of the value of the shares sold . The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60-day holding period. Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective fund, or the substitution of the Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60 day holding period.

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How to Do Business with the Funds (continued)

The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the JPMorgan Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.	Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. The Statement of Additional Information contains additional details concerning redemption fees. Your Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee. Check with your Financial Intermediary for more details.

The redemption fees are paid to the Fund and are designed to offset the brokerage commissions, capital gains impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The Fund does not impose a redemption fee if the amount of such fee would be less than $50. Your Financial Intermediary may have a lower minimum or no minimum for charging redemption fees. Check with your Financial Intermediary for more details.

The Fund often does not have direct access to shareholder information and may be dependent upon Financial Intermediaries to apply redemption fees to Fund accounts held by such Financial Intermediaries on behalf of multiple investors. These accounts, which may include omnibus accounts or retirement plan accounts, typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another. In these circumstances, the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. While the Fund may request information concerning individual shareholders, the Fund generally must rely on the Financial Intermediary to identify shareholders who should be charged a redemption fee as well as to collect the redemption fee and remit it to the Fund. There is no assurance that such Financial Intermediaries will be effective or uniform in applying the redemption fees to underlying accounts or that such Financial Intermediaries will assess, collect or remit such redemption fees.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund s .

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

80   JPMORGAN U.S. EQUITY FUNDS

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a redemption fee. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2008   81

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out these earnings , if any, to shareholders as distributions.

The Capital Growth, Dynamic Small Cap Growth, Micro Cap Fund, Mid Cap Value, Small Cap Core, Small Cap Equity, Strategic Small Cap Value and U.S. Small Company Funds generally distribute net investment income, if any, at least annually. The Diversified Mid Cap Growth, Diversified Mid Cap Value, Mid Cap Equity, Small Cap Growth and Small Cap Value Funds generally distribute net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gain s , if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund Shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund . Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. In addition, distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in certain REIT securities, debt securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

82   JPMORGAN U.S. EQUITY FUNDS

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non- taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2008   83

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• The Strategic Small Cap Value Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality , short-term instruments

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

84   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase a Fund’s gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to a Fund which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund ’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; all Funds may use derivatives in an effort to produce increased income or gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolio
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2008   85

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  The Funds anticipate that total foreign investments will not exceed 20% of total assets
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

86   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

Securities lending (except for the Micro Cap Fund and the Strategic Small Cap Value Fund)
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

NOVEMBER 1, 2008   87

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desire d	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality , short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

88   JPMORGAN U.S. EQUITY FUNDS

This Page Intentionally Left Blank.

NOVEMBER 1, 2008   89

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Select Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Year Ended June 30, 2008	$47.64	$(0.18	)(f)	$(0.92)	$(1.10)	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	43.05	(0.15	)( f )	8.05	7.90	(0.01)	(3.30)	(3.31)
January 1, 2006 to June 30, 2006 ( e )	41.36	0.04	( f )	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)( f )	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)( f )	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)( f )	10.99	10.78	—	(1.40)	(1.40)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)	(0.61)	—	(3.81)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)( f )	4.60	4.48	—	(4.19)	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	—	(2.01)	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—	—	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—	—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2008	15.77	0.11	(f)	(2.17)	(2.06)	(0.06)	(4.72)	(4.78)
Year Ended June 30, 2007	15.85	0.16	( f)	2.78	2.94	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( e)	The Fund changed its fiscal year end from December 31 to June 30.

( f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	Includes interest expense of 0.01%.

90   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$41.71	(2.78)%		$447,647	0.89%		(0.39)%	0.89%	107%
47.64	19.30		396,574	0.89		(0.34)	0.89	121
43.05	4.09		321,568	0.89		0.19	0.92	63
41.36	10.10		275,518	0.90		(0.33)	0.90	119
40.42	17.37		43,000	0.93		(0.21)	1.30	122
38.95	36.64		4,000	0.93		(0.63)	1.54	68

21.68	(3.02	)(g)	539,292	0.99		(0.49)	1.13	95
26.10	18.95		740,208	0.99		(0.48)	1.11	119
25.81	12.51		769,574	0.99		(0.19)	1.16	112
24.78	10.13		1,040,265	0.99		(0.50)	1.05	119
22.50	20.58		1,764,404	0.97		(0.44)	0.98	48

8.93	(15.64	)(g)	123,635	1.00	(h)	0.89	1.15	58
15.77	19.97		440,662	0.97		0.98	1.08	47
15.85	9.79		602,775	0.99		0.92	1.11	52
19.07	14.46		959,801	0.96		0.87	1.01	67
17.34	29.43		1,541,179	0.94		0.65	0.96	24

NOVEMBER 1, 2008   91

Financial Highlights (continued)

Select Class (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Dynamic Small Cap Growth Fund (e )
Year Ended June 30, 2008	$21.53	$(0.12	)( h)	$(2.17)	$(2.29)	$—	$(1.80)	$(1.80)	$—
Year Ended June 30, 2007	19.95	(0.12	)( h )	3.71	3.59	—	(2.01)	(2.01)	—
January 1, 2006 to June 30, 2006 ( f )	18.65	(0.05	)( h )	1.35	1.30	—	—	—	—
Year Ended December 31, 2005	18.89	(0.14	)( h )	1.23	1.09	—	(1.33)	(1.33)	—
Year Ended December 31, 2004	17.13	(0.13	)( h )	1.89	1.76	—	—	—	—
Year Ended December 31, 2003	12.32	(0.11	)( h )	4.92	4.81	—	—	—	—

Micro Cap Fund
Year Ended June 30, 2008	17. 43	(0.1 3	)( h)	(4.7 8)	(4.9 1)	—	(0.59)	(0.59)	—	( i)
Year Ended June 30, 2007	16.28	(0.12)		1.59	1.47	—	(0.32)	(0.32)	—	( i)
January 1, 2006 to June 30, 2006 ( f)	15.48	(0.09)		0.89	0.80	—	—	—	—
October 31, 2005 ( g) to December 31, 2005	15.00	(0.03)		0.51	0.48	—	—	—	—

Mid Cap Equity Fund
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)	—
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)	—
January 1, 2006 to June 30, 2006 ( f)	32.87	0.14	( h)	1.64	1.78	(0.14)	—	(0.14)	—
Year Ended December 31, 2005	33.30	0.10	( h)	3.09	3.19	(0.09)	(3.53)	(3.62)	—
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)	—
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)	—

Mid Cap Value Fund
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)	—
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)	—
January 1, 2006 to June 30, 2006 ( f )	23.44	0.17		1.32	1.49	—	—	—	—
Year Ended December 31, 2005	22.18	0.18	( h )	1.85	2.03	(0.16)	(0.61)	(0.77)	—
Year Ended December 31, 2004	18.70	0.12	( h )	3.74	3.86	(0.07)	(0.31)	(0.38)	—
Year Ended December 31, 2003	14.48	0.12	( h )	4.27	4.39	(0.06)	(0.11)	(0.17)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( e )	Prior to June 29, 2007, the Fund was named Dynamic Small Cap Fund.

( f )	The Fund changed its fiscal year end from December 31 to June 30.

( g )	Commencement of operations.

( h )	Calculated based upon average shares outstanding.

( i )	Amount rounds to less than $0.01.

92   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$17.44	(11.50)%	$35,071	1.10%	(0.60)%	1.70%	122%
21.53	19.00	31,603	1.10	(0.60)	1.80	144
19.95	6.97	28,212	1.10	(0.54)	1.57	86
18.65	5.70	21,753	1.10	(0.77)	1.43	143
18.89	10.27	10,000	1.10	(0.74)	1.32	112
17.13	39.04	16,000	1.10	(0.79)	1.28	55

11. 93	(28. 71)	19,368	1. 38	(0.93)	2. 26	117
17.43	9.10	21,866	1.45	(0.98)	2.62	73
16.28	5.17	4,342	1.45	(1.13)	4.94	45
15.48	3.20	4,127	1.45	(1.18)	5.33	8

28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102
31.18	32.29	194,000	0.90	0.48	1.14	62

22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41
18.70	30.34	76,000	1.00	0.74	1.24	32

NOVEMBER 1, 2008   93

Financial Highlights (continued)

Select Class (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Core Fund
Year Ended June 30, 2008	$51.34	$0.34		$(9.43)	$(9.09)	$(0.27)	$(6.21)	$(6.48)
Year Ended June 30, 2007	47.21	0.25		7.07	7.32	(0.22)	(2.97)	(3.19)
January 1, 2006 to June 30, 2006 (e)	43.99	0.09		3.13	3.22	—	—	—
Year Ended December 31, 2005	43.46	0.18		1.52	1.70	(0.19)	(0.98)	(1.17)
Year Ended December 31, 2004	44.39	0.09		9.51	9.60	(0.07)	(10.46)	(10.53)
Year Ended December 31, 2003	33.35	0.02		11.70	11.72	(0.01)	(0.67)	(0.68)

Small Cap Equity Fund
Year Ended June 30, 2008	35.71	0.15	( f)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(f)	6.45	6.70	(0.09)	(1.28)	(1.37)
January 1, 2006 to June 30, 2006 (e)	28.17	0.06	(f)	2.15	2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(f)	3.58	3.63	—	(3.42)	(3.42)
Year Ended December 31, 2004	25.18	(0.05	)(f)	6.66	6.61	—	(3.83)	(3.83)
Year Ended December 31, 2003	18.37	(0.04	)(f)	6.85	6.81	—	—	—

Small Cap Growth Fund
Year Ended June 30, 2008	12.37	(0.04	)(f)	(1.33)	(1.37)	—	(1.70)	(1.70)
Year Ended June 30, 2007	12.21	(0.05	)(f)	2.00	1.95	—	(1.79)	(1.79)
Year Ended June 30, 2006	12.77	(0.07)		2.09	2.02	—	(2.58)	(2.58)
Year Ended June 30, 2005	11.91	(0.06)		0.98	0.92	—	(0.06)	(0.06)
Year Ended June 30, 2004	8.87	(0.05)		3.09	3.04	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

94   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$35.77	(18.23)%		$558,129	0.80%	0.77%	1.07%	35%
51.34	15.99		1,016,826	0.80	0.49	1.08	37
47.21	7.32		1,105,086	0.80	0.37	1.04	24
43.99	3.90		815,905	0.80	0.39	1.06	37
43.46	22.31		904,000	0.64	0.25	1.12	170
44.39	35.20		386,000	0.60	0.04	1.10	48

29.68	(11.54)		644,973	0.94	0.48	1.15	52
35.71	22.58		875,737	0.85	0.74	1.14	26
30.38	7.85		358,568	0.85	0.38	1.11	21
28.17	12.98		243,437	0.85	0.18	1.14	70
27.96	26.81		211,000	0.85	(0.17)	1.11	44
25.18	37.07		636,000	0.85	(0.22)	1.12	38

9.30	(12.74	)(g)	201,462	1.00	(0.34)	1.13	71
12.37	17.25		373,174	1.00	(0.40)	1.11	86
12.21	17.25		382,257	1.00	(0.58)	1.14	97
12.77	7.62		460,265	0.99	(0.53)	1.04	129
11.91	34.27		643,958	0.99	(0.47)	0.99	62

NOVEMBER 1, 2008   95

Financial Highlights (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Year Ended June 30, 2008	$25.33	$0.22	(g)	$(4.75)	$(4.53)	$(0.20)	$(2.51)	$(2.71)
Year Ended June 30, 2007	24.55	0.18	( g )	3.79	3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	( g )	3.20	3.37	(0.19)	(4.20)	(4.39)
Year Ended June 30, 2005	24.87	0.21		2.83	3.04	(0.16)	(2.18)	(2.34)
Year Ended June 30, 2004	18.40	0.08		6.45	6.53	(0.06)	—	(0.06)

Strategic Small Cap Value Fund
Year Ended June 30, 2008	17.65	0.05	( g)	(4.55)	(4.50)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.10	0.01		2.75	2.76	(0.06)	(0.15)	(0.21)
February 28, 2006 ( e ) through June 30, 2006	15.00	0.01	( g )	0.09	0.10	—	—	—

U.S. Small Company Fund
Year Ended June 30, 2008	14.03	0.06	( g)	(2.33)	(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	( g )	2.02	2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 to June 30, 2006 ( f )	12.94	0.01		0.94	0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02		0.57	0.59	(0.01)	(1.42)	(1.43)
Year Ended December 31, 2004	13.90	(0.03	)( g )	1.91	1.88	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.97	0.02	( g )	3.94	3.96	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( e )	Commencement of operations.

( f )	The Fund changed its fiscal year end from December 31 to June 30.

( g )	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(i)	Includes interest expense of 0.01%.

96   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$18.09	(18.24	)%(h)	$350,596	1.00%		1.05%	1.16%	35%
25.33	16.98		592,724	0.99		0.71	1.10	38
24.55	14.37		587,203	1.00		0.68	1.11	45
25.57	12.50		611,925	0.98		0.75	1.02	57
24.87	35.55		819,264	0.98		0.36	1.00	41

12.59	(25.87)		3,600	1.35		0.35	3.59	109
17.65	18.43		4,845	1.35		0.09	4.63	103
15.10	0.67		4,026	1.35		0.10	6.25	28

8.40	(19.62)		34,092	1.02	( i)	0.59	1.33	130
14.03	15.87		81,115	1.01		0.31	1.14	46
13.89	7.34		95,318	1.01		0.18	1.17	22
12.94	4.18		102,003	1.01		0.18	1.14	32
13.78	13.73		119,000	1.01		(0.18)	1.15	129
13.90	39.72		156,000	1.01		0.15	1.11	78

NOVEMBER 1, 2008   97

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “ SEC Order ” ) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

There are no Reduced Rate Funds in this prospectus.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

98   JPMORGAN U.S. EQUITY FUNDS

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

Non-Reduced Rate Funds

The table below shows the ratios for Select Class Shares of the Funds offered in this prospectus not subject to the Reduced Rate.

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
Diversified Mid Cap Growth Fund	Select	0.99	1.13
Diversified Mid Cap Value Fund	Select	0.99	1.15
Small Cap Growth Fund	Select	1.00	1.13
Small Cap Value Fund	Select	1.01	1.17

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

NOVEMBER 1, 2008   99

Legal Proceedings and Additional Fee and Expense Information (continued)

Non-Reduced Rate Funds

JPMorgan Diversified Mid Cap Growth Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$101	5.00%	4.01%	4.01%
October 31, 2010	120	10.25	8.04	3.87
October 31, 2011	124	15.76	12.22	3.87
October 31, 2012	129	21.55	16.56	3.87
October 31, 2013	134	27.63	21.07	3.87
October 31, 2014	139	34.01	25.76	3.87
October 31, 2015	145	40.71	30.62	3.87
October 31, 2016	150	47.75	35.68	3.87
October 31, 2017	156	55.13	40.93	3.87
October 31, 2018	162	62.89	46.38	3.87

JPMorgan Diversified Mid Cap Value Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$101	5.00%	4.01%	4.01%
October 31, 2010	122	10.25	8.01	3.85
October 31, 2011	127	15.76	12.17	3.85
October 31, 2012	131	21.55	16.49	3.85
October 31, 2013	137	27.63	20.98	3.85
October 31, 2014	142	34.01	25.63	3.85
October 31, 2015	147	40.71	30.47	3.85
October 31, 2016	153	47.75	35.49	3.85
October 31, 2017	159	55.13	40.71	3.85
October 31, 2018	165	62.89	46.13	3.85

100   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$102	5.00%	4.00%	4.00%
October 31, 2010	120	10.25	8.02	3.87
October 31, 2011	124	15.76	12.21	3.87
October 31, 2012	129	21.55	16.55	3.87
October 31, 2013	134	27.63	21.06	3.87
October 31, 2014	139	34.01	25.74	3.87
October 31, 2015	145	40.71	30.61	3.87
October 31, 2016	150	47.75	35.66	3.87
October 31, 2017	156	55.13	40.91	3.87
October 31, 2018	162	62.89	46.37	3.87

JPMorgan Small Cap Value Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$103	5.00%	3.99%	3.99%
October 31, 2010	124	10.25	7.97	3.83
October 31, 2011	129	15.76	12.11	3.83
October 31, 2012	134	21.55	16.40	3.83
October 31, 2013	139	27.63	20.86	3.83
October 31, 2014	144	34.01	25.49	3.83
October 31, 2015	150	40.71	30.30	3.83
October 31, 2016	155	47.75	35.29	3.83
October 31, 2017	161	55.13	40.47	3.83
October 31, 2018	167	62.89	45.85	3.83

NOVEMBER 1, 2008   101

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds except Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund is 811-21295

Investment Company Act File No. for Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund is 811-4236

Investment Company Act File No. for Mid Cap Value Fund is 811-8189

©JPMorgan Chase & Co., 2008    All rights reserved. November 2008.

PR-MCES-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Select Class Shares

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund
JPMorgan Intrepid Value Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Intrepid America Fund	1
JPMorgan Intrepid Growth Fund	6
JPMorgan Intrepid Mid Cap Fund	11
JPMorgan Intrepid Multi Cap Fund	16
JPMorgan Intrepid Plus Fund	21
JPMorgan Intrepid Value Fund	27
The Funds’ Management and Administration	32
How to Do Business with the Funds	34
Purchasing Fund Shares	34
Networking and Sub-Transfer Agency Fees	38
Exchanging Fund Shares	38
Redeeming Fund Shares	38
Shareholder Information	41
Distributions and Taxes	41
Shareholder Statements and Reports	42
Availability of Proxy Voting Record	42
Portfolio Holdings Disclosure	42
Risk and Reward Elements for the Funds	43
Financial Highlights	48
Legal Proceedings and Additional Fee and Expense Information	52
How to Reach Us	Back cover

JPMorgan Intrepid America Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities of both large and mid capitalization companies, it may at any given time invest a significant portion of its assets in either large or mid capitalization companies, when the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000® Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

NOVEMBER 1, 2008   1

JPMorgan Intrepid America Fund (continued)

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Although the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 43– 47 .

2   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares. The bar chart shows how the performance of the Fund’s Select Class shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2004	11.38%	Worst Quarter	4th quarter, 200 7	– 2 . 9 8%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –21.58%.

NOVEMBER 1, 2008   3

JPMorgan Intrepid America Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1,2]
SELECT CLASS SHARES
Return Before Taxes	3.62	16.40
Return After Taxes on Distributions	2.82	15.68
Return After Taxes on Distributions and Sale of Fund Shares	3.40	14.13

RUSSELL 1000® INDEXˆ,3
(Reflects No Deduction for Fees, Expenses or Taxes)	5.77	14.88

LIPPER LARGE-CAP CORE FUNDS INDEXˆ,4
(Reflects No Deduction for Taxes)	6.63	12.90

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 2/28/03. Performance of the benchmarks is from 2/28/03.

2	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

3	The Russell 1000® Index is an unmanaged index which measures the performance of the 1000 largest companies (on the basis of capitalization) in the Russell 3000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges, if applicable.

4	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

4   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.13
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	1.04
Fee Waivers and Expense Reimbursements[4]	(0.03)
Net Expenses[4]	1.01

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.03% and Net Expenses would have been 1.00% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
10 3	32 8	5 71	1,2 68

NOVEMBER 1, 2008   5

JPMorgan Intrepid Growth Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities of both large and mid capitalization companies, it may at any given time invest a significant portion of its assets in either large or mid capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Growth Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of securities relative to those of the Russell 1000® Growth Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including in affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

6   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Mid Cap Company Risk.  Although the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid cap companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 43– 47 .

NOVEMBER 1, 2008   7

JPMorgan Intrepid Growth Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied form year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2004	10.57%	Worst Quarter	3rd quarter, 2004	–3.32%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –21.93%.

8   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1,2]
SELECT CLASS SHARES
Return Before Taxes	11.16	15.26
Return After Taxes on Distributions	10.84	14.08
Return After Taxes on Distributions and Sale of Fund Shares	7.67	12.75

RUSSELL 1000® GROWTH INDEXˆ,3
(Reflects No Deduction for Fees, Expenses or Taxes)	11.81	13.23

LIPPER LARGE-CAP GROWTH FUNDS INDEXˆ,4
(Reflects No Deduction for Taxes)	14.97	13.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 2/28/03. Performance of the benchmarks is from 2/28/03.

2	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

3	The Russell 1000® Growth Index is an unmanaged index which measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

4	The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.15
Total Annual Operating Expenses	1.05
Fee Waivers and Expense Reimbursements[2]	(0.05)
Net Expenses[2]	1.00

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and the Distributor agree have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   9

JPMorgan Intrepid Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
102	329	575	1,278

10   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Mid Cap Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Fund’s main investment strategies?

The Fund invests primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell Midcap Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the Fund’s adviser, JPMorgan Investment Advisors Inc. (JPMIA), looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell Midcap® Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria listed above or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

NOVEMBER 1, 2008   11

JPMorgan Intrepid Mid Cap Fund (continued)

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 43– 47 .

12   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares.* The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years of the Fund. It compares that performance to the Russell Midcap® Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	22.78%	Worst Quarter	3rd quarter, 1998	–20.69%

*	The performance for periods prior to 3/22/99 reflects the performance of the Pegasus Mid Cap Opportunity Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –20.91%.

NOVEMBER 1, 2008   13

JPMorgan Intrepid Mid Cap Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7 *

	Past 1 Year	5 Years	10 Years
SELECT CLASS SHARES
Return Before Taxes	3.11	15.56	8.44
Return After Taxes on Distributions	0.96	13.28	6.12
Return After Taxes on Distributions and Sale of Fund Shares	3.66	13.09	6.42

RUSSELL MIDCAP INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.60	18.21	9.91

LIPPER MID-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	6.34	15.80	9.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	The performance for periods prior to 3/22/99 reflects the performance of the Pegasus Mid Cap Opportunity Fund.

1	The Russell Midcap® Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

14   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.22
Acquired Fund Fees and Expenses[2]	0.06
Total Annual Operating Expenses[3,4]	1.18
Fee Waivers and Expense Reimbursements[4]	(0.13)
Net Expenses[4]	1.05

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.99% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.12% and Net Expenses would have been 0.99% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
1 07	3 62	6 36	1,420

NOVEMBER 1, 2008   15

JPMorgan Intrepid Multi Cap Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments across all market capitalizations. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 3000 Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 3000® Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

16   JPMORGAN U.S. EQUITY FUNDS

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.   Although the Fund may invest in equity investments of companies accross all market capitalizations, the Fund’s risks increase as it invests in smaller companies ( mid cap and small cap companies ). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 43– 47 .

NOVEMBER 1, 2008   17

JPMorgan Intrepid Multi Cap Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares.* The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000® Index, a broad-based securities market index, and the Lipper Multi-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2004	10.85%	Worst Quarter	4th quarter, 200 7	– 4 . 60%

*	As of 4/10/06, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as JPMorgan Intrepid Contrarian Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –23.29%.

18   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Life of Fund[1,2]
SELECT CLASS SHARES
Return Before Taxes	2.35	16.10
Return After Taxes on Distributions	1.53	14.71
Return After Taxes on Distributions and Sale of Fund Shares	2.19	13.74

RUSSELL 3000® INDEXˆ,3
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	10.17

LIPPER MULTI-CAP CORE FUNDS INDEXˆ,4
(Reflects No Deduction for Taxes)	5.97	15.41

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	As of 4/10/06, the Fund changed its name and certain investment policies. Prior to that time, the Fund operated as JPMorgan Intrepid Contrarian Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

1	The Fund commenced operations on 2/28/03. Performance of the benchmarks is from 2/28/03.

2	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

3	The Russell 3000® Index is an unmanaged index, which measures the performance of the 3000 largest U.S. companies (on the basis of capitalization). The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

4	The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   19

JPMorgan Intrepid Multi Cap Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.56
Acquired Fund Fees and Expenses[2]	0.03
Total Annual Operating Expenses[3,4]	1.49
Fee Waivers and Expense Reimbursements[4]	(0.46)
Net Expenses[4]	1.03

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.46% and Net Expenses would have been 1.00% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
105	4 26	7 70	1,7 40

20   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Plus Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its Assets, in long and short positions with respect to equity securities. “Assets” means net assets, plus the amount of borrowings, if any, for investment purposes.

The Fund will take long positions in equity securities the adviser believes offer attractive return potential , generally either because they are undervalued or because they have strong momentum. The Fund will sell short securities the adviser believes will underperform. These equity securities will primarily be common stock.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser, JPMIM, expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy.

By purchasing equity securities expected to outperform and underweighting or selling short equity securities expected to underperform while maintaining a full exposure to the equity market, the Fund seeks to produce returns that exceed those of the Russell 1000® Index. At the same time, by controlling factor or risk exposures through portfolio construction, the Fund seeks to limit its volatility to that of the overall market, as represented by the Russell 1000® Index.

The Fund can underweight or overweight industries or sectors when it believes such underweighting or overweighting will benefit performance. With respect to specific stock selection, the Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long position of the Fund, except that companies with large weights in the Russell 1000® Index may be held as overweights in the Fund, which may result in positions of greater than 5% in those securities.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this, it is required to pledge replacement collateral as security to the broker. The Fund also may use securities it owns to meet any such collateral obligations.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management, including to obtain significant amounts of long or short exposure , and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

NOVEMBER 1, 2008   21

JPMorgan Intrepid Plus Fund (continued)

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks and considers short selling the lowest ranked securities. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk.  The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of leverage will result in a higher return on your investment , and using leverage could result in a net loss on your investment .

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns.

22   JPMORGAN U.S. EQUITY FUNDS

Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 43–47 .

NOVEMBER 1, 2008   23

JPMorgan Intrepid Plus Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 1000® Index, a broad-based securities market index, and the Lipper Long/Short Equity Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 200 7	4.95%	Worst Quarter	4th quarter, 200 7	–4.30%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –22.22%.

24   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2007

	Past 1 Year	Life of Fund[1]
SELECT CLASS
Return Before Taxes	2.66	6.54
Return After Taxes on Distributions	2.65	6.53
Return After Taxes on Distributions and Sale of Fund Shares	1.74	5.58

RUSSELL 1000® INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.77	13.19

LIPPER LONG/SHORT EQUITY FUNDS INDEX3,ˆ
(Reflects No Deduction for Taxes)	3.77	7.80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 1/31/06. Performance of the benchmarks is from 1/31/06.

2	The Russell 1000® Index is an unmanaged index which measures the performance of the 1000 largest companies (on the basis of capitalization) in the Russell 3000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Long/Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   25

JPMorgan Intrepid Plus Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees		1.25
Distribution (Rule 12b-1) Fees		NONE
Shareholder Service Fees		0.25
Other Expenses[1]
Dividend Expenses on Short Sales	0.34
Remainder of Other Expenses	0.36
Total Other Expenses		0.70
Acquired Fund Fees and Expenses[2]		0.06
Total Annual Operating Expenses[3,4]		2.26
Fee Waivers and Expense Reimbursements[4]		(0.36)
Net Expenses[4]		1.90

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.50% of their average daily net assets through 10/31/09. Without the Dividend Expenses on Short Sales and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.86% and Net Expenses would have been 1.50% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
1 93	6 72	1,1 77	2,5 67

26   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Value Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities of both large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in either large or mid capitalization companies when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Value Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. S ector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000® Value Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   27

JPMorgan Intrepid Value Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Mid Cap Company Risk.  Although the Fund may invest in large- and mid-capitalization companies, the Fund’s risks increase as it invests more heavily in mid-capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 43– 47 .

28   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares. The bar chart shows how the performance of the Fund’s Select Class S hares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2004	10.25%	Worst Quarter	4th quarter, 2007	–5.46%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –17.83%.

NOVEMBER 1, 2008   29

JPMorgan Intrepid Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1,2]
SELECT CLASS SHARES
Return Before Taxes	0.11	17.98
Return After Taxes on Distributions	(0.23)	16.85
Return After Taxes on Distributions and Sale of Fund Shares	0.50	15.35

RUSSELL 1000® VALUE INDEXˆ,3
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	16.40

LIPPER LARGE-CAP VALUE FUNDS INDEXˆ,4
(Reflects No Deduction for Taxes)	2.46	14.69

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 2/28/03. Performance of the benchmarks is from 2/28/03.

2	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

3	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

4	The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

30   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.27
Acquired Fund Fees and Expenses[2]	0.03
Total Annual Operating Expenses[3,4]	1.20
Fee Waivers and Expense Reimbursements[4]	(0.17)
Net Expenses[4]	1.03

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.17% and Net Expenses would have been 1.00% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
10 5	3 64	6 43	1,4 40

NOVEMBER 1, 2008   31

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund
JPMorgan Intrepid Value Fund

Collectively, these are the JPMT I Funds.

JPMorgan Intrepid Mid Cap Fund is a series of JPMorgan Trust II (JPMT II), a Delaware statutory trust.

The trustees of JPMT I and JPMT II are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, and JPMIA is the investment adviser to JPMorgan Intrepid Mid Cap Fund.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/0 8 , JPMIM or JPMIA were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.45
Intrepid Plus Fund	1.01
Intrepid Value Fund	0.59

A discussion of the basis the trustees of each trust used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

JPMorgan Chase began managing behavioral finance strategies in 1993 and now employs over 50 investment professionals worldwide who are dedicated to the strategy, including a large team allocated to the U.S. marketplace. There are common principles and processes employed across many of the strategies and the collective knowledge is an asset to all of our behavioral finance products.

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the JPMorgan Intrepid strategies, including the Funds, and for the behavioral small cap strategies. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm.

The portfolio management team for the Funds is led by Silvio Tarca, Managing Director of JPMIM and a CFA charterholder. Mr. Tarca has been with JPMIM or its affiliates (or one of their predecessors) since 2000. He has headed the behavioral finance portfolio management team and has been managing certain of the Funds since 2003. Prior to that time, he served as a quantitative research analyst in the Emerging Markets Equity Group. Other members of the portfolio management team include Robert Weller, Vice President of JPMIM and a CFA charterholder, and Jason Alonzo, Vice President of JPMIM. Mr. Weller has been with JPMIM or its affiliates (or one of their predecessors) since 1997. Prior to 2003 when Mr. Weller joined the portfolio management team, he worked in the JPMorgan Private Bank Target Portfolio Manager group. Mr. Alonzo has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior

32   JPMORGAN U.S. EQUITY FUNDS

to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. Mr. Weller and Mr. Alonzo have had day-to-day portfolio management responsibilities for the Funds since 2004 and 2005, respectively.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Fund Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The trusts, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

NOVEMBER 1, 2008   33

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received , together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please s ee “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group

34   JPMORGAN U.S. EQUITY FUNDS

of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board s of Trustees ha ve adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may , in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund s . While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at F i nancial I ntermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

NOVEMBER 1, 2008   35

How to Do Business with the Funds (continued)

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board s of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board s , determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors, trustees, retirees and employees and their immediate families, of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Fund s and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted

36   JPMORGAN U.S. EQUITY FUNDS

and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NOVEMBER 1, 2008   37

How to Do Business with the Funds (continued)

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

38   JPMORGAN U.S. EQUITY FUNDS

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order .

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund s .

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

NOVEMBER 1, 2008   39

How to Do Business with the Funds (continued)

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

40   JPMORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

The Intrepid Value Fund and Intrepid Mid Cap Fund generally distribute net investment income, if any, at least quarterly. The Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Plus Fund generally distribute net investment income, if any, at least annually. The Funds will distribute their net realized capital gain s, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain s regardless of how long you have held your shares in the Fund . Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain debt securities , REIT securities, and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

NOVEMBER 1, 2008   41

Shareholder Information (continued)

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

42   JPMORGAN U.S. EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions
• Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
• Under normal circumstances, each Fund plans to remain fully invested in accordance with its policies and may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality , short-term instruments

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

NOVEMBER 1, 2008   43

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
• Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund ’ s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Funds could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• The Funds may use derivatives to increase income or gain
• While the Intrepid Plus Fund may use derivatives to leverage its portfolio, the shorts are intended to offset the additional market exposure caused by that leverage
• While the Funds may use derivatives that incidentally involve leverage, except for the Intrepid Plus Fund , they do not use them for the specific purpose of leveraging their portfolio s
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

44   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling by the Intrepid Plus Fund
• Short sales may not have the intended effects and may result in losses
• The Fund may not be able to close out a short position at a particular time or at an acceptable price
• The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities
• Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the s ecurities at the time of the short sale

• The Fund could make money and protect against losses if management’s analysis proves correct
• Short selling may allow the Fund to implement insights into securities it expects to underperform
• Short selling may allow the Fund to diversify its holdings across a larger number of securities

• The Fund will not engage in short selling if the total market value of all securities sold short would exceed 50% of the Fund’s net assets
• The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds (ETFs) and other investment companies
• If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•  Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

NOVEMBER 1, 2008   45

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD
Master Limited Partnerships (MLPs)
• Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

• MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

• A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]
• The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

• A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

• A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• A Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

46   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending (except for the Intrepid M ulti Cap Fund and Intrepid Plus Fund)
• When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Fund may enhance income through the investment of the collateral received from the borrower
• The adviser maintains a list of approved borrowers
• The Fund receives collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Fund against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Short-term trading
• Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

NOVEMBER 1, 2008   47

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Year Ended June 30, 2008	$29.80	$0.25	(g)	$(4.12)	$(3.87)	$(0.27)	$(1.19)	$(1.46)
Year Ended June 30, 2007	25.33	0.25	(g)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006 ( e )	24.32	0.13	(g)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20		1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)
February 28, 2003 ( f ) through December 31, 2003	15.00	0.01		6.09	6.10	(0.01)	(1.12)	(1.13)

Intrepid Growth Fund
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(g)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006 ( e )	20.70	0.04	(g)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(g)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)
February 28, 2003 ( f ) through December 31, 2003	15.00	(0.05)		5.45	5.40	—	(0.79)	(0.79)

Intrepid Mid Cap Fund
Year Ended June 30, 2008	19.09	0.08	(g)	(2.45)	(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(g)	3.03	3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(g)	3.03	3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08	3.17	(0.05)	(1.09)	(1.14)
Year Ended June 30, 2004	15.51	0.02		3.41	3.43	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( e )	The Fund changed its fiscal year end from December 31 to June 30.

( f )	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred from a payment by affiliate. The effect is less than 0.01% on total return.

48   JPMORGAN U.S. EQUITY FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$24.47	(13.42)%		$3,209,267	1.00%	0.89%	1.03%	89%
29.80	18.93		5,925,018	1.00	0.91	1.03	81
25.33	4.15		4,427,776	1.00	1.01	1.04	47
24.32	9.28		3,016,460	1.00	0.86	1.05	109
22.35	12.68		358,846	1.00	0.83	1.21	97
19.97	40.84		10,205	1.00	0.07	3.30	148

22.15	(8.36)		1,914,001	1.00	0.32	1.05	130
24.64	18.27		1,956,616	1.00	0.40	1.05	130
20.89	0.92		1,226,474	1.00	0.42	1.05	73
20.70	8.79		728,987	1.00	0.52	1.11	130
19.07	10.45		7,795	1.00	(0.06)	2.62	127
19.61	36.10		6,952	1.00	(0.34)	3.37	149

14.83	(12.89	)(h)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117
17.75	16.61		628,156	0.98	0.49	1.09	136
20.96	17.25		670,678	0.96	0.30	1.00	131
18.93	22.13		922,414	0.95	0.10	0.96	73

NOVEMBER 1, 2008   49

Financial Highlights (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions

Intrepid Multi Cap Fund
Year Ended June 30, 2008	$25.32	$0.14	(h)	$(4.52)	$(4.38)	$(0.14)	$(0.83)	$(0.97)
Year Ended June 30, 2007	22.35	0.16	(h)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006 (e)	21.41	0.07	(h)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(h)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)
February 28, 2003 (f) through December 31, 2003	15.00	0.14		5.88	6.02	(0.14)	(0.60)	(0.74)

Intrepid Plus Fund (g)
Year Ended June 30, 2008	18.02	0.01	(h)	(2.69)	(2.68)	—	—	—
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	—	(0.01)
January 31, 2006 (f) through June 30, 2006	15.00	—	(h)(i)	0.17	0.17	—	—	—

Intrepid Value Fund
Year Ended June 30, 2008	29.26	0.43	(h)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(h)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006 (e)	22.97	0.17	(h)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(h)	1.91	2.20	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)
February 28, 2003 (f) through December 31, 2003	15.00	0.19		5.74	5.93	(0.19)	(1.05)	(1.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of operations.

(g)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01

50   JPMORGAN U.S. EQUITY FUNDS

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (d)	Net expenses (excluding dividend expenses for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

$19.97	(17.67)%	$5,310	1.00%	1.00%	0.60%	1.46%	1.46%	108%
25.32	21.88	21,877	1.00	1.00	0.69	1.59	1.59	89
22.35	4.39	15,689	1.00	1.00	0.61	2.06	2.06	79
21.41	6.59	19,617	1.00	1.00	0.93	1.70	1.70	177
23.25	16.01	18,932	1.00	1.00	0.60	1.77	1.77	99
20.28	40.28	7,457	1.00	1.00	0.92	3.27	3.27	74

15.34	(14.87)	61,124	1.84	1.50	0.08	2.20	1.86	125
18.02	18.89	63,353	2.08	1.50	(0.29)	2.45	1.87	108
15.17	1.13	58,084	2.07	1.50	0.06	2.95	2.38	43

23.54	(17.51)	130,928	1.00	1.00	1.60	1.17	1.17	78
29.26	20.60	120,346	1.00	1.00	1.49	1.17	1.17	59
24.82	8.66	42,636	1.00	1.00	1.44	1.51	1.51	53
22.97	10.14	31,276	1.00	1.00	1.29	1.55	1.55	112
21.85	17.51	15,510	1.00	1.00	1.25	2.08	2.08	98
19.69	39.74	7,190	1.00	1.00	1.26	3.30	3.30	110

NOVEMBER 1, 2008   51

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUND

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “ SEC Order ” ) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

There are no Funds subject to a Reduced Rate in this prospectus. The Reduced Rate with respect to certain other Funds was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with

52   JPMORGAN U.S. EQUITY FUNDS

affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates, as applicable.

NON-REDUCED RATE FUND

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Intrepid Mid Cap Fund	Select	1 . 05	1.1 8

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On November 1, 200 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

NOVEMBER 1, 2008   53

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Intrepid Mid Cap Fund

	Select Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$107	5.00%	3.95%	3.95%
October 31, 2010	125	10.25	7.92	3.82
October 31, 2011	130	15.76	12.04	3.82
October 31, 2012	135	21.55	16.32	3.82
October 31, 2013	140	27.63	20.77	3.82
October 31, 2014	145	34.01	25.38	3.82
October 31, 2015	151	40.71	30.17	3.82
October 31, 2016	157	47.75	35.14	3.82
October 31, 2017	163	55.13	40.30	3.82
October 31, 2018	169	62.89	45.66	3.82

54   JPMORGAN U.S. EQUITY FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds except Intrepid Mid Cap Fund is 811-21295

Investment Company Act File No. for Intrepid Mid Cap Fund is 811-4236.

©JPMorgan Chase & Co. 2008    All rights reserved. November 2008.

PR-INTPDS-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Select Class Shares

JPMorgan Equity Income II Fund*

*	Closed to new investors. Additional and new investments are permitted as described in the section entitled “How to Do Business with the Funds — Purchasing Fund Shares.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Equity Income II Fund	1
The Fund’s Management and Administration	7
Additional Compensation to Financial Intermediaries	7
How to Do Business with the Fund	9
Purchasing Fund Shares	9
Networking and Sub-Transfer Agency Fees	1 3
Exchanging Fund Shares	1 3
Redeeming Fund Shares	1 4
Shareholder Information	1 6
Distributions and Taxes	1 6
Shareholder Statements and Reports	1 7
Availability of Proxy Voting Record	1 7
Portfolio Holdings Disclosure	1 7
Risk and Reward Elements for the Fund	1 8
Financial Highlights	24
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	26
How To Reach Us	B ack cover

JPMorgan Equity Income II Fund

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Fund is publicly offered on a limited basis?” for more information.)

What is the goal of the Fund?

The Fund seeks current income and as a secondary objective, capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Fund ’s investment strategy is to invest in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and therefore, are selling below what the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes to be their long-term investment value.

The Fund may invest in common stock, preferred stock, real estate investment trusts (REITs), preferred stock convertible to common stock, debt securities, depositary receipts and warrants and rights to buy common stock. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. As part of its main investment strategy, the Fund may also invest in convertible bonds.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, t he Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments and repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a “bottom-up” approach when constructing the Fund’s portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund’s investments are subject to extensive financial analysis and a disciplined valuation process.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with

NOVEMBER 1, 2008   1

JPMorgan Equity Income II Fund (continued)

lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Strategy Risk.  The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investment s and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the

2   JPMORGAN U.S. EQUITY FUNDS

derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss.

Smaller Cap Company Risk.  Although the Fund invests primarily in securities of large cap companies, it may invest in equity investments of companies across all market capitalizations and to the extent it does, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

ETF and Investment Company Risk.   The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.   To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 18–22 .

NOVEMBER 1, 2008   3

JPMorgan Equity Income II Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s Select Class Shares.* The bar chart shows how the performance of the Fund’s shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000® Value Index, the Fund’s current bench mark, and the S&P 500 Index, the Fund’s former benchmark, both of which are broad-based securities market index es. The Fund’s performance is also compared to the Lipper Equity Income Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	16.85%	Worst Quarter	3rd quarter, 2002	–16.59%

*	Prior to 9/15/06 the Fund was managed in a tax-sensitive manner.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –13.03%.

4   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
SELECT CLASS SHARES
Return Before Taxes	1.14	12.90	4.12
Return After Taxes on Distributions	(7.55)	10.01	1.73
Return After Taxes on Distributions and Sale of Fund Shares	7.57	10.82	2.76

RUSSELL 1000® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	14.63	7.68

S&P 500 INDEXˆ ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER EQUITY INCOME FUNDS INDEXˆ ,3
(Reflects No Deduction for Taxes)	2.98	12.90	6.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to 9/15/06 the Fund was managed in a tax-sensitive manner.

1	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses. The Fund’s benchmark has changed from the S&P 500 Index to the Russell 1000 Value Index because the adviser believes the new benchmark more accurately reflects the Fund’s investment strategy.

2	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   5

JPMorgan Equity Income II Fund (continued)

Investor Expenses for Select Class Shares

The expenses of Select Class Shares (including acquired fund fees and expenses) , before and after re i mbursements, are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.40
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.26
Total Annual Operating Expenses	0.91
Fee Waivers and Expense Reimbursements[2]	(0.06)
Net Expenses[2]	0.85

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.85% of their average daily net assets through 10/31/09. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter .

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
87	284	498	1,114

6   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Management and Administration

The Fund is a series of JPMorgan Trust I, a Delaware statutory trust (Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Fund.

The Fund may operate in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms, and thus would experience different performance, than another class. Certain classes may be more appropriate for a particular investor.

The Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Fund’s other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Fund’s Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 6/30/08 , the adviser was paid management fees (net of waivers) of 0.40% of average daily net assets.

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for the Fund is available in the semi- annual report for the most recent fiscal period ended December 31 .

The Portfolio Managers

Jonathan K.L. Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM and CPA, are the portfolio managers for the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. Ms. Hart has been a portfolio manager since 2002 and is also an investment analyst covering the financial services and real estate sectors. She has been employed by the firm since 1999.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund .

The Fund’s Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such Funds over $25 billion.

The Fund’s Shareholder Servicing Agent

The Trust, on behalf of the Fund, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Fund’s Distributor

JPMDS (the Distributor) is the distributor for the Fund. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional

NOVEMBER 1, 2008   7

The Fund’s Management and Administration (continued)

cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, subtransfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

8   JPMORGAN U.S. EQUITY FUNDS

How to Do Business with the Fund

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Fund through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Fund by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

What does it mean that the Fund is publicly offered on a limited basis?

Since September 15, 2006 t he Fund has been publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund except as described below:

•	Shareholders of record as of September 15, 2006, are able to continue to purchase additional shares of the Fund either through JPMorgan Funds Services or a Financial Intermediary (as defined in the prospectus) and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record as of September 15, 2006, are able to add to their accounts through exchanges from other JPMorgan Funds for shares of the Fund;

•	Trusts, fiduciary accounts, investment management and other investment clients of JPMorgan Chase Bank or its affiliates; or

•	Wrap program sponsors may open new participant accounts in the Fund and purchase additional shares in existing participant accounts, provided the wrap program sponsor established account(s) with the Fund that were part of a wrap program prior to September 15, 2006. Other Financial Intermediaries which have selected and offered the Fund as part of an asset allocation model used for client accounts for which such Financial Intermediary has investment discretion may also open new client accounts in the Fund and purchase additional shares in existing client accounts, provided such Financial Intermediary established account(s) with the Fund as part of such Financial Intermediary’s asset allocation model prior to September 15, 2006.

If all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums, as described in the Prospectus), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their account in the Fund.

If the Fund receives a purchase order directly from an investor who does not currently have an account with the Fund, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Fund is open for business,

NOVEMBER 1, 2008   9

How to Do Business with the Fund (continued)

other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by the Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received , together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Fund’s Board has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may , in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Fund is unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Fund’s own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor for market timing activities in omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. As a result, the Fund is often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Fund.

The Fund has attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Fund will be able to effectively identify and eliminate market timing and abusive trading in the Fund particularly with respect to omnibus accounts.

10   JPMORGAN U.S. EQUITY FUNDS

The JPMorgan Funds will seek to apply the Fund’s market timing policies and restrictions as uniformly as practicable to accounts with the Fund, except with respect to the following:

1.	Trades that occur through omnibus accounts at Fi nancial I ntermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of the Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds ’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Fund s have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Fund. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds ’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

The Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose a different investment minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of

NOVEMBER 1, 2008   11

How to Do Business with the Fund (continued)

former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors, trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Fund reserves the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Fund does not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or the Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Fund.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the

12   JPMORGAN U.S. EQUITY FUNDS

settlement date. You will be responsible for any expenses and losses to the Fund.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Fund may also directly enter into agreements with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of the Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

NOVEMBER 1, 2008   13

How to Do Business with the Fund (continued)

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Fund is open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by the Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Fund may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order .

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Fund will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Fund uses reasonable procedures to confirm that instructions given by telephone are genuine. These

14   JPMORGAN U.S. EQUITY FUNDS

procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Fund will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Fund will redeem $10 worth of shares from your account.

For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2008   15

Shareholder Information

DISTRIBUTIONS AND TAXES

The Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out these earnings , if any, to shareholders as distributions.

The Fund generally declares dividends on the last business day of each month and pays such dividends on the first business day of the following month. The Fund will distribute its net realized capital gain s , if any, at least annually.

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will be limited generally to the aggregate of the eligible dividends received by the Fund. In addition, each Fund must meet certain holding-period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder also must meet certain holding-period requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gain will be taxable to shareholders as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains regardless of how long you have held your shares in the Fund . Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss) , if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even if it is paid from income or gains earned by a Fund before your investment (and thus was included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held the shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

The Fund’s investments in certain debt securities, REIT securities, and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so. The Fund’s investments in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

The extent to which the Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

16   JPMORGAN U.S. EQUITY FUNDS

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Fund or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Fund will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the applicable investment adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, the Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Fund will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

The Fund will disclose the Fund’s 10 largest portfolio holdings and the percentage s that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2008   17

Risk and Reward Elements for the Fund

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines the Fund’s policies toward various investments, including those that are designed to help the Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

• The Fund’s share price and performance will fluctuate in response to stock movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
• Under normal circumstances the Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• The Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, the Fund has the option of investing up to 100% of its total assets in high quality, short-term instruments

Management choices
• The Fund could underperform its benchmark due to its securities and asset allocation choices	• The Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

18   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
• Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions, and this could result in losses to the Fund that would not have otherwise occurred
• The Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Fund which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding period of the Fund’s assets and defer recognition of certain of the Fund’s losses

• Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

• The Fund uses derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; the Fund may also use derivatives in an effort to produce increased income or gain
• The Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging their portfolio
• The Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Fund is not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Fund has claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2008   19

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]

• The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including the Fund) would be reduced by any corporate taxes payable by the REIT

• The Fund can gain exposure to an additional asset class in order to further diversify its assets
• The Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

• The Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

Exchange Traded Funds (ETFs) and other investment companies
• If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

• Investments in other investment companies help to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

• Generally, the Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, the Fund may invest in both affiliated and unaffiliated money market funds without limit subject to the Fund’s investment policies and restrictions and the conditions of the rule

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

20   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Master Limited Partnerships (MLPs)

• Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by the Fund and affect the holding period of the Fund’s assets

• MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

• The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Foreign investments
• Currency exchange rate movements could reduce gains or create losses
• The Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

• Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

• The Fund anticipates that total foreign investments will not exceed 20% of total assets
• The Fund actively manages the currency exposure of its foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Illiquid holdings
• The Fund could have difficulty valuing these holdings precisely • The Fund could be unable to sell these holdings at the time or price desire d	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
• The Fund may not invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, the Fund may hold high quality , short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

When-issued and delayed delivery securities
• When the Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Fund can take advantage of attractive transaction opportunities	• The Fund segregates or earmarks liquid assets to offset leverage risks

Short-term trading
• Increased trading would raise the Fund’s transaction costs
• Increased short-term capital gain distributions would raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns
	• The Fund could realize gains in a short period of time • The Fund could protect against losses if a stock is overvalued and its value later falls	• The Fund generally avoids short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

NOVEMBER 1, 2008   21

Risk and Reward Elements for the Fund (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
• The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Fund seeks to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

22   JPMORGAN U.S. EQUITY FUNDS

This Page Intentionally Left Blank.

NOVEMBER 1, 2008   23

Financial Highlights

The financial highlights tables are intended to help you understand the Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Select Class

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income II Fund
Year Ended June 30, 2008	$23.20	$0.47	$(3.22)	$(2.75)	$(0.44)	$(9.03)	$(9.47)
November 1, 2006 through June 30, 2007 ( e )	26.43	0.42	2.31	2.73	(0.41)	(5.55)	(5.96)
Year Ended October 31, 2006 ( f )	22.52	0.39	3.89	4.28	(0.37)	—	(0.37)
Year Ended October 31, 2005	21.19	0.29	1.33	1.62	(0.29)	—	(0.29)
Year Ended October 31, 2004	18.65	0.25	2.56	2.81	(0.27)	—	(0.27)
Year Ended October 31, 2003	16.01	0.26	2.64	2.90	(0.26)	—	(0.26)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

( e )	The Fund changed its fiscal year end from October 31 to June 30.

( f )	Effective September 15, 2006, the Fund’s investment objective and strategies changed.

(g)	Includes interest expense of 0.02%.

24   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.98	(16.24)%	$50,715	0.87	%(g)	2.60%	0.91%	29%
23.20	11.83	203,409	0.85		2.61	0.85	52
26.43	19.16	366,765	0.80		1.57	0.81	63
22.52	7.67	556,571	0.81		1.31	0.81	77
21.19	15.12	538,753	0.85		1.20	0.85	39
18.65	18.34	349,000	0.85		1.55	0.85	33

NOVEMBER 1, 2008   25

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described allege that any unlawful activity took place with respect to the Fund whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

26   JPMORGAN U.S. EQUITY FUNDS

HOW TO REACH US

MORE INFORMATION

For investors who want more information on the Fund the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, D.C. 20549-0102
1-202- 942 -8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No.: 811-21295

©JPMorgan Chase & Co. 2008    All Rights Reserved. November 2008.

PR-EQINCIIS-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Institutional Class Shares

JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Growth Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund
JPMorgan Value Opportunities Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Disciplined Equity Fund	1
JPMorgan Diversified Fund	6
JPMorgan Mid Cap Value Fund	13
JPMorgan Small Cap Growth Fund	19
JPMorgan U.S. Equity Fund	24
JPMorgan U.S. Small Company Fund	30
JPMorgan Value Advantage Fund	35
JPMorgan Value Opportunities Fund	40
The Funds’ Management and Administration	45
How to Do Business with the Funds	4 9
Purchasing Fund Shares	4 9
Networking and Sub-Transfer Agency Fees	5 2
Exchanging Fund Shares	5 2
Redeeming Fund Shares	5 3
Shareholder Information	5 5
Distributions and Taxes	5 5
Shareholder Statements and Reports	5 6
Availability of Proxy Voting Record	5 6
Portfolio Holdings Disclosure	5 6
Risk and Reward Elements for the Funds	5 7
Financial Highlights	6 4
Legal Proceedings and Additional Fee and Expense Information	6 8
How to Reach Us	Back cover

JPMorgan Disciplined Equity Fund

What is the goal of the Fund?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in the common stocks of large and mid capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions

NOVEMBER 1, 2008   1

JPMorgan Disciplined Equity Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 57 – 62 .

2   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Institutional Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	22.85%	Worst Quarter	3rd quarter, 1998	–17.74%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/98 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –19.48%.

NOVEMBER 1, 2008   3

JPMorgan Disciplined Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	5.13	12.71	5.37
Return After Taxes on Distributions	4.88	12.47	4.77
Return After Taxes on Distributions and Sale of Fund Shares	3.67	11.11	4.36

S&P 500 INDEXˆ, 1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER LARGE-CAP CORE FUNDS INDEXˆ, 2
(Reflects No Deduction for Taxes)	6.63	11.55	5.23

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/98 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.17
Total Annual Operating Expenses	0.52
Fee Waivers and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.45

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.45% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

4   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
46	160	284	646

NOVEMBER 1, 2008   5

JPMorgan Diversified Fund

What is the goal of the Fund?

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

What are the Fund’s main investment strategies?

Drawing on a variety of analytical tools, the Fund’s adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

•	30%–60% medium- and large-cap U.S. equity securities

•	25%–50% U.S. and foreign fixed income securities

•	0%–30% foreign equity securities

•	0%–20% small-cap U.S. equity securities

The adviser, JPMIM, may periodically increase or decrease the Fund’s actual asset allocation according to the relative attractiveness of each asset class.

Within its equity allocations, the Fund primarily invests in the common stock and convertible securities of U.S. and foreign companies.

Within its fixed income allocations, the Fund primarily invests in corporate bonds, mortgage-backed securities, mortgage “dollar rolls” and U.S. government securities. Some of these securities may be purchased on a forward commitment basis. The Fund may also invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

At least 75% of the Fund’s bond investments must be rated investment grade by Moody’s Investors Service (Moody’s), Standard & Poor’s (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody’s, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-backed securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations (CMOs) and principal-only (PO) and interest-only (IO) stripped mortgage-backed securities.

The Fund may enter into “dollar rolls,” in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities at a future date.

In addition to purchasing securities directly, the Fund may purchase shares of other JPMorgan Funds in order to expose the Fund to certain asset classes when the adviser believes it is appropriate , and the investments in the JPMorgan Funds will be considered part of the applicable asset class when the percentages for the asset allocation model are calculated.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

Within its asset allocation framework, the adviser selects the Fund’s securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the

6   JPMORGAN U.S. EQUITY FUNDS

markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser’s worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration within one year of the average for the U.S. investment grade bond universe (currently about five years). Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of “three” means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve).

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Foreign Securities and Emerging Markets Risks.  To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Smaller Cap Company Risk.   Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Convertible Securities Risk.   A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a

NOVEMBER 1, 2008   7

JPMorgan Diversified Fund (continued)

stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Investment Company Risk.   To the extent that the Fund invests in shares of another investment company, shareholders may bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. Because JPMIM or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit JPMIM and its affiliates.

Interest Rate Risk.  The Fund’s debt securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the Fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, the changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. The Fund may invest in securities that are rated in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

High Yield Securities Risk.   The Fund may invest in high yield, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Prepayment and Call Risk.   The issuers of mortgage-backed and asset-backed securities and other callable securities may be able to repay principal in advance, especially when interest rates fall. Changes in prepayment rates can affect the return on investment and yield of mortgage-backed and asset-backed securities. When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Furthermore, some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets, and are also subject to the risk of default described under “Credit Risk.” The risk of such defaults is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages.

CMO, IO & PO Risk.  Collateralized mortgage obligations (CMOs) are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only (IO) and principal-only (PO) mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, because there may be a drop in trading volume, an inability to find a ready buyer, or the imposition of legal restrictions on the resale of securities, these instruments may be illiquid.

Government Securities Risk.   The Fund may invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as the Government National Mortgage Association (Ginnie Mae), the

8   JPMORGAN U.S. EQUITY FUNDS

Federal National Mortgage Association (Fannie Mae) or the Federal Home Loan Mortgage Corporation (Freddie Mac) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest of its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 57 – 62 .

NOVEMBER 1, 2008   9

JPMorgan Diversified Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Institutional Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Mixed Asset Target Allocation Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper. The performance is also compared to the Lipper Balanced Funds Index, the Fund’s former Lipper benchmark. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund’s model allocation and that consists of S&P 500 (60%) and Lehman Brothers U.S. Aggregate (40%) indexes.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	13.48%	Worst Quarter	3rd quarter, 2002	–10.95%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –13.24%.

10   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	7.06	10.89	6.01
Return After Taxes on Distributions	4.59	9.82	4.64
Return After Taxes on Distributions and Sale of Fund Shares	6.17	9.12	4.52

FUND BENCHMARKˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	6.22	9.51	6.26

S&P 500 INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER MIXED ASSET TARGET ALLOCATION GROWTH FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	6.53	11.45	6.62

LIPPER BALANCED FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	6.53	10.33	6.14

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1	The performance of this benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper indexes includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Fund’s benchmark has changed from the Lipper Balanced Funds Index to the Lipper Mixed Asset Target Allocation Growth Funds Index because Lipper independently redesignated the Fund’s peer group as ‘Mixed Asset Target Allocation Growth Funds. ”

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   11

JPMorgan Diversified Fund (continued)

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.55
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.28
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	0.94
Fee Waivers and Expense Reimbursements[4]	(0.28)
Net Expenses[4]	0.66

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.65% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.93% and Net Expenses would have been 0.65% of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
67	272	493	1,129

12   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Mid Cap Value Fund

What is the goal of the Fund?

The Fund seeks growth from capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   13

JPMorgan Mid Cap Value Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash

14   JPMORGAN U.S. EQUITY FUNDS

collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 57 – 62 .

NOVEMBER 1, 2008   15

JPMorgan Mid Cap Value Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows how the performance of the Fund’s Institutional Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years . It compares that performance to the Russell Midcap® Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 1998	17.96%	Worst Quarter	3rd quarter, 1998	–11.06%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –14.39%.

16   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	2.83	15.84	15.88
Return After Taxes on Distributions	1.48	14.99	13.89
Return After Taxes on Distributions and Sale of Fund Shares	3.62	13.78	13.07

RUSSELL MIDCAP® VALUE INDEXˆ, 1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.42)	17.92	10.18

LIPPER MID-CAP VALUE FUNDS INDEXˆ, 2
(Reflects No Deduction for Taxes)	3.62	16.73	9.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   17

JPMorgan Mid Cap Value Fund (continued)

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class Assets)

Management Fees	0.65
Distribution (Rule12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.27
Total Annual Operating Expenses	1.02
Fee Waivers and Expense Reimbursements [2]	(0.27)
Net Expenses [2]	0.7 5

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding a cquired f und f ees and e xpenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of the average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
77	298	537	1,223

18   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s assets will be invested in the securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMorgan Investment Advisors Inc. (JPMIA), employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   19

JPMorgan Small Cap Growth Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 57 – 62 .

20   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Institutional Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Growth Index, a broad-based securities market index, and Lipper Small-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2001	17.44%	Worst Quarter	3rd quarter, 1998	–22.13%

*	The Institutional Class Shares commenced operations on 2/19/05. Historical performance shown for Institutional Class Shares prior to 1/1/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. The actual returns of the Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –23.19%.

NOVEMBER 1, 2008   21

JPMorgan Small Cap Growth Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 1

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	12.82	17.89	8.30
Return After Taxes on Distributions	9.88	15.82	6.47
Return After Taxes on Distributions and Sale of Fund Shares	10.65	15.17	6.48

RUSSELL 2000® GROWTH INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	7.05	16.50	4.32

LIPPER SMALL-CAP GROWTH FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	9.68	15.44	6.79

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	Historical performance shown for Institutional Class Shares prior to their inception on 2/19/05 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of the Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

2	The Russell 2000® Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.24
Total Annual Operating Expenses	0.99
Fee Waivers and Expense Reimbursements[2]	(0.14)
Net Expenses[2]	0.85

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.85% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

22   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
87	301	533	1,200

NOVEMBER 1, 2008   23

JPMorgan U.S. Equity Fund

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of selected equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large and medium capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund primarily invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued.

Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions

24   JPMORGAN U.S. EQUITY FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Strategy Risk.  The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

NOVEMBER 1, 2008   25

JPMorgan U.S. Equity Fund (continued)

ETF and Investment Company Risk.   The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.   To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 57 – 62 .

26   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Institutional Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	21.46%	Worst Quarter	3rd quarter, 2002	–18.07%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –17.61%.

NOVEMBER 1, 2008   27

JPMorgan U.S. Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	10.54	14.39	5.77
Return After Taxes on Distributions	7.00	12.95	3.72
Return After Taxes on Distributions and Sale of Fund Shares	8 .62	12.17	4.09

S&P 500 INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER LARGE-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	6.63	11.55	5.23

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.40
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.17
Total Annual Operating Expenses	0.67
Fee Waivers and Expense Reimbursements[2]	(0.03)
Net Expenses[2]	0.64

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.64% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

28   JPMORGAN U.S. EQUITY FUNDS

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
65	211	370	832

NOVEMBER 1, 2008   29

JPMorgan U.S. Small Company Fund

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of small company stocks.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractive. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000® Index while seeking to limit its volatility relative to this index.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

This Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the

30   JPMORGAN U.S. EQUITY FUNDS

securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 57 – 62 .

NOVEMBER 1, 2008   31

JPMorgan U.S. Small Company Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows the performance of the Fund’s Institutional Class S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1999	34.75%	Worst Quarter	3rd quarter, 2001	–22.61%

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –9.96%.

32   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(6.36)	12.49	4.92
Return After Taxes on Distributions	(10.37)	10.13	3.17
Return After Taxes on Distributions and Sale of Fund Shares	1.05	10.83	3.88

RUSSELL 2000® INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.57)	16.25	7.08

LIPPER SMALL-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	1.92	15.76	8.34

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

1	The Russell 2000® Index is an unmanaged index, which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

NOVEMBER 1, 2008   33

JPMorgan U.S. Small Company Fund (continued)

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from INSTITUTIONAL CLASS ASSETS)

Management Fees	0.60
Distribution (Rule12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.48
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3,4]	1.19
Fee Waivers and Expense Reimbursements[4]	(0.35)

Net Expenses[4]	0.84

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.83% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.18% and Net Expenses would have been 0.83% of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
8 6	34 3	6 21	1,4 12

34   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Value Advantage Fund

What is the goal of the Fund?

The Fund seeks to provide long-term total return from a combination of income and capital gains.

What are the Fund’s main investment strategies?

The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company’s shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund primarily invests include common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and have the potential to grow intrinsic value per share. Quality companies generally have a strong competitive position, low business cyclicality, high returns and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with high expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

NOVEMBER 1, 2008   35

JPMorgan Value Advantage Fund (continued)

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Smaller Cap Company Risk.   Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund’s risks increase as it invests more heavily in smaller companies (mid cap and small cap companies). The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 57 – 62 .

36   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past two calendar year s . This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 3000® Value Index, a broad-based securities market index, and the Lipper Multi-Cap Value Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	4th quarter, 2006	8.76%	Worst Quarter	4th quarter, 200 7	–3.04%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –15.40%.

NOVEMBER 1, 2008   37

JPMorgan Value Advantage Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7

	Past 1 Year	Life of Fund[1]
INSTITUTIONAL CLASS SHARES
Return Before Taxes	3.41	11.46
Return After Taxes on Distributions	1.47	10.31
Return After Taxes on Distributions and Sale of Fund Shares	2.75	9.33

RUSSELL 3000® VALUE INDEX ˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.01)	9.07

LIPPER MULTI-CAP VALUE FUNDS INDEX ˆ,3
(Reflects No Deduction for Taxes)	(1.04)	7.49

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

1	The Fund commenced operations on 2/28/05. Performance for the benchmarks is from 2/28/05.

2	The Russell 3000® Value Index is an unmanaged index which measures the performance of those Russell 3000® companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

38   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from INSTITUTIONAL CLASS ASSETS)

Management Fees	0.65
Distribution (Rule12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.28
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	1.04
Fee Waivers and Expense Reimbursements[4]	(0.28)
Net Expenses[4]	0.7 6

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . Acquired Fund Fees and Expenses will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of the average daily net assets through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1. 03 % and Net Expenses would have been 0.75% of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
78	303	547	1,246

NOVEMBER 1, 2008   39

JPMorgan Value Opportunities Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large capitalization. “Assets” means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company’s shares. The adviser, JPMIM, invests in companies whose securities are, in the adviser’s opinion, currently undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund primarily invests in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Directors may change any of these investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

40   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid-Cap Company Risk.  Investments in mid-cap companies may be riskier than investments in larger, more established companies. The securities of mid-cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid-cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid-cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 57 – 62 .

NOVEMBER 1, 2008   41

JPMorgan Value Opportunities Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s s hares.* The bar chart shows the performance of the Fund’s Institutional Class S hares for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 1000® Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2003	18.19%	Worst Quarter	3rd quarter, 2002	–15.91%

*	Historical performance shown for Institutional Class Shares prior to their inception on 12/31/04 is based on the performance of the Fund’s Class A Shares, which invest in the same portfolio of securities, but are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Class A Shares. On 12/31/01, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the Fund’s performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –24.01%.

42   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Life of Fund
INSTITUTIONAL CLASS SHARES
Return Before Taxes	(1.11)	14.02	9.09
Return After Taxes on Distributions	(4.07)	11.74	6.71
Return After Taxes on Distributions and Sale of Fund Shares	0.48	11.50	6.99

RUSSELL 1000® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	14.63	8.94

LIPPER LARGE-CAP VALUE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	2.46	13.04	6.79

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Institutional Class Shares prior to their inception on 12/31/04 is based on the performance of the Fund’s Class A Shares, which invest in the same portfolio securities, but are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Class A Shares. On 12/31/01, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In light of the change of adviser and other changes noted, the Fund’s performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

1	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   43

JPMorgan Value Opportunities Fund (continued)

Investor Expenses for Institutional Class Shares

The expenses of Institutional Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Institutional Class assets)

Management Fees	0.40
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.10
Other Expenses[1]	0.24
Total Annual Operating Expenses	0.74
Fee Waivers and Expense Reimbursements[2]	(0.09)
Net Expenses[2]	0.65

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, JPMDS and the Fund’s Business Manager have a written agreement to waive their respective fees and/or reimburse expenses to the extent total annual operating expenses of Institutional Class Shares (excluding acquired fund fees and expenses, interest, taxes, and extraordinary expenses) exceed 0.65% of their daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
66	228	403	9 10

44   JPMORGAN U.S. EQUITY FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan Value Advantage Fund

Collectively these are the JPMT I Funds.

JPMorgan Small Cap Growth Fund is a series of JPMorgan Trust II (JPMT II), a Delaware statutory trust.

JPMorgan Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (JPMFMFG), a Maryland corporation.

JPMorgan Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc. (VOF), a Maryland corporation.

The trustees of each trust and the directors of each corporation are responsible for overseeing all business activities of their respective Funds .

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA), each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, the Mid Cap Value Fund and the Value Opportunities Fund, and JPMIA is the investment adviser to the Small Cap Growth Fund.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/0 8 , JPMIM or JPMIA was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

JPMorgan Disciplined Equity Fund	0.22%
JPMorgan Diversified Fund	0.40
JPMorgan Mid Cap Value Fund	0.53
JPMorgan Small Cap Growth Fund	0.65
JPMorgan U.S. Equity Fund	0.40
JPMorgan U.S. Small Company Fund	0.39
JPMorgan Value Advantage Fund	0.54
JPMorgan Value Opportunities Fund	0.40

A discussion of the basis the trustees of each trust and the directors of each corporation used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31, except that the discussion for the Value Opportunities Fund is available in the annual report for the most recent fiscal year ended June 30.

The Portfolio Managers

Disciplined Equity Fund

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1994. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991.

Diversified Fund

Anne Lester, Managing Director of JPMIM, is the primary portfolio manager for the Diversified Fund. In that capacity, Ms. Lester, together with Patrik Jakobson, Managing Director of JPMIM, and Michael Fredericks, Vice President of JPMIM, and a team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which comprises underlying

NOVEMBER 1, 2008   45

The Funds’ Management and Administration (continued)

equity and fixed income strategies. An employee since 1992, Ms. Lester is a senior portfolio manager in the firm’s Global Multi-Asset Group, which she joined in 2000.

Mr. Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios and has been a portfolio manager since 1994. Mr. Fredericks joined the adviser in 2006 from Nicholas Applegate Capital Management, where from 2001 to 2006 he was a global equity analyst and a client portfolio manager. Thomas Luddy, Silvio Tarca, Scott Grimshaw and William H. Eigen are some of the portfolio managers of the underlying asset allocations. Information with respect to Mr. Luddy is provided hereafter under the heading “U.S. Equity Fund.” Silvio Tarca is a Managing Director of JPMIM and a CFA charterholder. Mr. Tarca has been with JPMIM or its affiliates (or one of its predecessors) since 2000. He has headed the behavioral finance portfolio management team and has been managing mutual funds since 2003. Prior to that time, Mr. Tarca served as a quantitative research analyst in the Emerging Markets Equity Group. Mr. Grimshaw, Vice President and a CFA charterholder, has been a portfolio manager on the Taxable Bond Team since 1996. He is also responsible for the government sector. Mr. Eigen , Managing Director and a CFA charterholder, is the head of core plus a nd absolute return fixed income strateg ies at JPMIM since April, 2008 . In addition, he has also served as portfolio manager for Highbridge Capital Management, LLC (Highbridge ), an indirect majority owned subsidiary of JPMorgan Chase & Co., since August 2005. Prior to his position with Highbridge, Mr. Eigen served as an analyst and lead portfolio manager at Fidelity Investments from 1994 to 2005 where he was responsible for managing multi-sector income strategies.

Mid Cap Value Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. An employee of JPMIM or its affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Prior to becoming a portfolio manager in 2006, she was a sell-side analyst at JPMorgan Securities, Inc.

Small Cap Growth Fund

The portfolio management team is led by Eytan Shapiro, Managing Director of JPMIM and a CFA charterholder, and Christopher Mark Vyvyan Jones, Managing Director of JPMIM. Mr. Shapiro has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1989 and has been employed by the firm since 1985. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982.

U.S. Equity Fund

The portfolio management team is led by Thomas Luddy, Managing Director of JPMIM and a CFA charterholder , Susan Bao, Vice President of JPMIM and a CFA charterholder, and Jacqueline Flake, Managing Director of JPMIM and a CFA charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. An employee of the firm since 1997, Ms. Flake has been a portfolio manager since 2006. Prior to her current position, she was an analyst covering the finance and capital market sectors.

U.S. Small Company Fund

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As Chief Investment Officer, he is responsible for the JPMorgan Intrepid strategies and for the behavioral small cap strategies, including the Fund. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm. Also a member of, and leading the portfolio management team is Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder. Mr. Ruhl is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

Value Advantage Fund

Jonathan K. L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria Fu, Vice President of JPMIM, are the portfolio managers for the Fund. Information on Mr. Simon,

46   JPMORGAN U.S. EQUITY FUNDS

Mr. Playford and Ms. Fu is discussed earlier in this section.

Value Opportunities Fund

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. He has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Prior to joining JPMorgan, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and at Oppenheimer Capital from 1991 until 2000.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrators

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees the other service providers of each Fund except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except the Value Opportunities Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund’s general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and monitoring of the Value Opportunities Fund’s contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equaling 0.175% of average daily net assets of the Fund. During the fiscal year ended June 30, 200 8 , the Business Manager was paid a fee of 0.096% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $ 60 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

The Funds’ Shareholder Servicing Agent

The trusts and the corporation, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

NOVEMBER 1, 2008   47

The Funds’ Management and Administration (continued)

Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

48   JPMORGAN U.S. EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares — See “How do I open an account?”

•	Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Boards have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes

NOVEMBER 1, 2008   49

How to Do Business with the Funds (continued)

a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund s . While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the F unds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures

50   JPMORGAN U.S. EQUITY FUNDS

adopted by the JPMorgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Boards, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

NOVEMBER 1, 2008   51

How to Do Business with the Funds (continued)

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

52   JPMORGAN U.S. EQUITY FUNDS

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order .

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

NOVEMBER 1, 2008   53

How to Do Business with the Funds (continued)

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

54   JPMORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

The Disciplined Equity Fund, Diversified Fund, Small Cap Growth Fund and U.S. Equity Fund generally distribute net investment income, if any, at least quarterly. The Mid Cap Value Fund, U.S. Small Company Fund, Value Advantage Fund and Value Opportunities Fund generally distribute net investment income, if any, at least annually. The Funds will distribute their net realized capital gain s , if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains regardless of how long you have held your shares in the Fund . Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund’s investment in certain REIT securities, debt securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

NOVEMBER 1, 2008   55

Shareholder Information (continued)

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for each Fund (except the Value Opportunities Fund) have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. Value Opportunities Fund proxies are voted by a designated Fund Officer. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

56   JPMORGAN U.S. EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective

•  Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
• With respect to the Diversified Fund, a diversified, balanced portfolio should mitigate the effects of wide market fluctuations, especially when stock and bond prices move in different directions

•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include common stocks, convertible securities[1], preferred stocks[2], depositary receipts (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality , short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

NOVEMBER 1, 2008   57

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities

•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated; the ris k of default is generally higher in the case of mortgage-backed investments that include so-called “sub-prime” mortgages

•  Most bonds will rise in value when interest rates fall
• Debt securities have generally outperformed money market instruments over the long term with less risk than stocks
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

58   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Funds could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; all Funds , except Disciplined Equity Fund, Diversified Fund, U.S. Equity Fund and Value Opportunities Fund, may use derivatives to increase income or gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolio
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2008   59

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•   Except for the Diversified Fund, t he Funds anticipate that total foreign investments will not exceed 20% of total assets
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

60   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

NOVEMBER 1, 2008   61

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund[1] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desire d	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality , short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

1	The Value Advantage and Value Opportunities Funds do not engage in securities lending.

62   JPMORGAN U.S. EQUITY FUNDS

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NOVEMBER 1, 2008   63

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions
Disciplined Equity Fund
Year Ended June 30, 2008	$18.47	$0.29	( f)	$(3.01)	$(2.72)	$(0.30)	$—	$—		$(0.30)
Year Ended June 30, 2007	15.33	0.25	(f)	3.16	3.41	(0.27)	—	—		(0.27)
January 1, 2006 through June 30, 2006 ( e )	15.15	0.12	(f)	0.17	0.29	(0.11)	—	—		(0.11)
Year Ended December 31, 2005	14.78	0.19	(f)	0.37	0.56	(0.19)	—	—		(0.19)
Year Ended December 31, 2004	13.49	0.22		1.28	1.50	(0.21)	—	—		(0.21)
Year Ended December 31, 2003	10.55	0.18		2.92	3.10	(0.16)	—	—	( g )	(0.16)

Diversified Fund
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	—		(1.71)
Year Ended June 30, 2007	14.25	0.40		1.89	2.29	(0.38)	(0.46)	—		(0.84)
January 1, 2006 through June 30, 2006 ( e )	14.05	0.18	(f)	0.21	0.39	(0.19)	—	—		(0.19)
Year Ended December 31, 2005	13.74	0.29	(f)	0.33	0.62	(0.31)	—	—		(0.31)
Year Ended December 31, 2004	12.80	0.25	(f)	0.96	1.21	(0.27)	—	—		(0.27)
Year Ended December 31, 2003	10.76	0.19	(f)	2.07	2.26	(0.22)	—	—		(0.22)

Mid Cap Value Fund
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	—		(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	—		(1.52)
January 1, 2006 through June 30, 2006 ( e )	23.58	0.20		1.32	1.52	—	—	—		—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	—		(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	—		(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	—		(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( e )	The Fund changed its fiscal year end from December 31 to June 30.

( f )	Calculated based upon average shares outstanding.

( g )	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

64   JPMORGAN U.S. EQUITY FUNDS

			Ratios/Supplemental data
						Ratios to average net assets (a)
Redemption fees		Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—		$15.45	(14.88)%		$73,219	0.45%	1.66%	0.52%	72%
—		18.47	22.40		115,178	0.45	1.47	0.51	59
—	( g )	15.33	1.89		219,916	0.45	1.54	0.54	34
—		15.15	3.84		310,294	0.45	1.31	0.52	44
—		14.78	11.23		341,641	0.45	1.52	0.60	49
—		13.49	29.60		418,000	0.45	1.24	0.60	77

—		13.25	(5.20	)(h)	236,864	0.65	2.55	0.93	234
—		15.70	16.39		227,438	0.65	2.60	0.94	218
—		14.25	2.76		208,490	0.65	2.50	1.02	127
—		14.05	4.54		309,942	0.65	2.09	0.88	214
—		13.74	9.55		258,665	0.65	1.90	0.94	242
—		12.80	21.20		281,000	0.65	1.68	0.93	210

—		22.31	(13.25)		1,777,057	0.75	1.16	1.02	31
—		28.17	18.82		2,566,230	0.75	1.21	0.95	45
—		25.10	6.45		2,009,351	0.75	1.65	0.99	20
—		23.58	9.42		1,915,393	0.75	1.02	0.98	45
—		22.30	20.99		1,215,000	0.75	0.83	1.05	41
—		18.77	30.62		334,000	0.75	1.00	1.07	32

NOVEMBER 1, 2008   65

Financial Highlights (continued)

Institutional Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Growth Fund
Year Ended June 30, 2008	$12.41	$(0.02	) (h)	$(1.33)	$(1.35)	$—	$(1.70)	$(1.70)
Year Ended June 30, 2007	12.23	(0.03	) (h)	2.00	1.97	—	(1.79)	(1.79)
Year Ended June 30, 2006	12.77	(0.03)		2.07	2.04	—	(2.58)	(2.58)
February 19, 2005 ( e ) to June 30, 2005	12.57	(0.01)		0.21	0.20	—	—	—

U.S. Equity Fund
Year Ended June 30, 2008	12.35	0.15	(h)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(h)	2.47	2.62	(0.15)	(1.39)	(1.54)
January 1, 2006 through June 30, 2006 (f)	10.98	0.07	(h)	0.29	0.36	(0.07)	—	(0.07)
Year Ended December 31, 2005	10.97	0.12	(h)	0.17	0.29	(0.12)	(0.16)	(0.28)
Year Ended December 31, 2004	9.99	0.12	(h)	0.97	1.09	(0.11)	—	(0.11)
Year Ended December 31, 2003	7.61	0.09	(h)	2.38	2.47	(0.09)	—	(0.09)

U.S. Small Company Fund
Year Ended June 30, 2008	14.02	0.08	( h)	(2.32)	(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(h)	2.01	2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 ( f )	12.93	0.01		0.96	0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(h)	0.56	0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(h)(i)	1.89	1.89	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.95	0.04	(h)	3.94	3.98	(0.05)	—	(0.05)

Value Advantage Fund
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(h)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 ( f )	15.83	0.25	(h)	1.08	1.33	—	—	—
February 28, 2005 ( g ) to December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

Value Opportunities Fund
Year Ended June 30, 2008	21.36	0.30		(4.96)	(4.66)	(0.30)	(2. 02)	(2.32)
Year Ended June 30, 2007	17.98	0.32		3.87	4.19	(0.33)	(0.48)	(0.81)
January 1, 2006 to June 30, 2006 ( f )	17.14	0.17		0.67	0.84	—	—	—
Year Ended December 31, 2005 (e)	17.00	0.28		0.42	0.70	(0.25)	(0.31)	(0.56)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( e )	Commencement of offering of class of shares.

( f )	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Commencement of operations.

( h )	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(k)	Includes interest expense of less than 0.01%.

66   JPMORGAN U.S. EQUITY FUNDS

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$9.36	(12.53	)%( j)	$91,439	0.85%		(0.15)%	0.99%	71%
12.41	17.39		66,811	0.85		(0.25)	0.96	86
12.23	17.42		62,362	0.85		(0.42)	0.99	97
12.77	1.59		56,395	0.85		(0.37)	1.07	57

9.55	(10.20	)(j)	249,806	0.64		1.33	0.67	103
12.35	24.60		223,850	0.64		1.27	0.70	112
11.27	3.31		221,627	0.64		1.22	0.72	85
10.98	2.62		208,614	0.64		1.12	0.67	83
10.97	10.96		63,670	0.64		1.20	0.74	82
9.99	32.63		76,000	0.64		0.91	0.76	101

8.39	(19.41)		15,035	0.84	(k)	0.78	1.18	130
14.02	16.06		40,769	0.83		0.49	0.99	46
13.90	7.50		54,551	0.83		0.37	1.02	22
12.93	4.34		46,690	0.83		0.39	0.98	32
13.77	13.82		92,000	0.83		—	0.97	129
13.88	40.03		183,000	0.83		0.33	0.95	78

16.40	(13.97)		19,872	0.75		2.37	1.03	103
20.47	22.16		24,710	0.75		1.97	1.00	77
17.16	8.40		773	0.75		3.03	1.25	55
15.83	7.32		20	0.75		0.87	3.01	90

14. 38	(23.46)		671,970	0.65		1.81	0.74	80
21.36	23.75		926,124	0.65		1.70	0.81	80
17.98	4.90		704,001	0.64		1.93	0.84	42
17.14	4.11		568,515	0.65		1.64	0.84	70

NOVEMBER 1, 2008   67

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUND AND FORMER ONE GROUP MUTUAL FUNDS

On February 18, 2005, Diversified Fund and U.S. Equity Fund each acquired the assets and liabilities of a series of One Group Mutual Funds (now known as JPMT II). The following disclosure is applicable to any JPMT II Fund or those Funds that acquired the assets and liabilities of a series of One Group Mutual Funds.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “ SEC Order ” ) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

68   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMT II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMT I) are subject to a Reduced Rate. The Reduced Rate on various classes of those Funds were implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM or JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM , JPMIA and/or their affiliates, as applicable.

REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
U.S. Equity Fund	Institutional	0.64	0.67

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
Diversified Fund	Institutional	0.6 6	0.94
Small Cap Growth Fund	Institutional	0.85	0.9 9

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

NOVEMBER 1, 2008   69

Legal Proceedings and Additional Fee and Expense Information (continued)

Reduced Rate Fund

JPMorgan U.S. Equity Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$65	5.00%	4.36%	4.36%
October 31, 2010	71	10.25	8.88	4.33
October 31, 2011	75	15.76	13.59	4.33
October 31, 2012	78	21.55	18.51	4.33
October 31, 2013	81	27.63	23.64	4.33
October 31, 2014	85	34.01	29.00	4.33
October 31, 2015	88	40.71	34.58	4.33
October 31, 2016	92	47.75	40.41	4.33
October 31, 2017	96	55.13	46.49	4.33
October 31, 2018	100	62.89	52.83	4.33

Non-Reduced Rate Funds

JPMorgan Diversified Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$67	5.00%	4.34%	4.34%
October 31, 2010	100	10.25	8.58	4.06
October 31, 2011	104	15.76	12.98	4.06
October 31, 2012	108	21.55	17.57	4.06
October 31, 2013	113	27.63	22.34	4.06
October 31, 2014	117	34.01	27.31	4.06
October 31, 2015	122	40.71	32.48	4.06
October 31, 2016	127	47.75	37.86	4.06
October 31, 2017	132	55.13	43.46	4.06
October 31, 2018	138	62.89	49.28	4.06

70   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Growth Fund

	Institutional Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$87	5.00%	4.15%	4.15%
October 31, 2010	105	10.25	8.33	4.01
October 31, 2011	109	15.76	12.67	4.01
October 31, 2012	114	21.55	17.19	4.01
October 31, 2013	118	27.63	21.89	4.01
October 31, 2014	123	34.01	26.78	4.01
October 31, 2015	128	40.71	31.86	4.01
October 31, 2016	133	47.75	37.15	4.01
October 31, 2017	138	55.13	42.65	4.01
October 31, 2018	144	62.89	48.37	4.01

NOVEMBER 1, 2008   71

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds, except for the Mid Cap Value Fund, Small Cap Growth Fund and Value Opportunities Fund is 811-21295.

Investment Company Act File No. for the Mid Cap Value Fund is 811-08189.
Investment Company Act File No. for the Small Cap Growth Fund is 811-4236.
Investment Company Act File No. for the Value Opportunities Fund is 811-4321.

©JPMorgan Chase & Co., 2008 All rights reserved. November 2008.

PR-EQI-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Class R5 Shares

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund
JPMorgan Large Cap Value Fund
JPMorgan Small Cap Equity Fund*
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund

*	Closed to new investors. Additional and new investments are permitted as described in the section entitled “How to Do Business with the Funds — Purchasing Fund Shares.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Intrepid America Fund	1
JPMorgan Intrepid Growth Fund	6
JPMorgan Intrepid Value Fund	11
JPMorgan Large Cap Value Fund	16
JPMorgan Small Cap Equity Fund	21
JPMorgan Small Cap Value Fund	26
JPMorgan Strategic Small Cap Value Fund	3 2
JPMorgan U.S. Equity Fund	3 7
JPMorgan U.S. Large Cap Core Plus Fund	4 3
JPMorgan U.S. Large Cap Value Plus Fund	4 9
The Funds’ Management and Administration	5 3
How to Do Business with the Funds	5 6
Purchasing Fund Shares	5 6
Networking and Sub-Transfer Agency Fees	5 9
Exchanging Fund Shares	60
Redeeming Fund Shares	60
Shareholder Information	6 2
Distributions and Taxes	6 2
Shareholder Statements and Reports	63
Availability of Proxy Voting Record	6 3
Portfolio Holdings Disclosure	6 3
Risk and Reward Elements for the Funds	6 4
Financial Highlights	70
Legal Proceedings and Additional Fee and Expense Information	7 4
How to Reach Us	Back cover

JPMorgan Intrepid America Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities of both large and mid capitalization companies, it may at any given time invest a significant portion of its assets in either large or mid capitalization companies when the Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM), believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000® Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics . In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   1

JPMorgan Intrepid America Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Although the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 64–69 .

2   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2004	11.38%	Worst Quarter	4th quarter, 200 7	– 2.97%

*	Class R5 Shares commenced operations on 5/15/06. Historical performance shown for Class R5 Shares prior to 1/1/07 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –21.44%.

NOVEMBER 1, 2008   3

JPMorgan Intrepid America Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the period ended December 31, 200 7 *

	Past 1 Year	Life of Fund[1,2]
CLASS R5 SHARES
Return Before Taxes	3.82	16.47
Return After Taxes on Distributions	2.96	15.74
Return After Taxes on Distributions and Sale of Fund Shares	3.59	14.19

RUSSELL 1000® INDEXˆ,3 (Reflects No Deduction for Fees, Expenses or Taxes)	5.77	14.88

LIPPER LARGE-CAP CORE FUNDS INDEXˆ,4 (Reflects No Deduction for Taxes)	6.63	12.90

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to their inception on 5/15/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund commenced operations on 2/28/03. Performance for the benchmarks is from 2/28/03.

2	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

3	The Russell 1000® Index is an unmanaged index, which measures the performance of the 1000 largest companies (on the basis of capitalization) in the Russell 3000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

4	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

4   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.14
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	0.85
Fee Waivers and Expense Reimbursements[4]	(0.04)
Net Expenses[4]	0.81

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.84% and Net Expenses would have been 0.80% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
8 3	26 7	46 7	1,0 45

NOVEMBER 1, 2008   5

JPMorgan Intrepid Growth Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities of both large and mid capitalization companies, it may at any given time invest a significant portion of its assets in either large or mid capitalization companies when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Growth Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of securities relative to those of the Russell 1000® Growth Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics . In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

6   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Mid Cap Company Risk.  Although the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 64–69.

NOVEMBER 1, 2008   7

JPMorgan Intrepid Growth Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Class R5 Shares has varied form year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2004	10.57%	Worst Quarter	3rd quarter, 2004	–3.32%

*	Class R5 Shares commenced operations on 5/15/06. Historical performance shown for Class R5 Shares prior to 1/1/07 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –21.83%.

8   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the period ended December 31, 200 7 *

	Past 1 Year	Life of Fund[1,2]
CLASS R5 SHARES
Return Before Taxes	11.42	15.34
Return After Taxes on Distributions	11.07	14.14
Return After Taxes on Distributions and Sale of Fund Shares	7.87	12.81

RUSSELL 1000® GROWTH INDEXˆ,3 (Reflects No Deduction for Fees, Expenses or Taxes)	11.81	13.23

LIPPER LARGE-CAP GROWTH FUNDS INDEXˆ,4 (Reflects No Deduction for Taxes)	14.97	13.30

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to their inception on 5/15/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund commenced operations on 2/28/03. Performance for the benchmarks is from 2/28/0 3.

2	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

3	The Russell 1000® Growth Index is an unmanaged index, which measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

4	The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   9

JPMorgan Intrepid Growth Fund (continued)

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.15
Total Annual Operating Expenses	0.85
Fee Waivers and Expense Reimbursements[2]	(0.05)
Net Expenses[2]	0.80

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
82	266	466	1,044

10   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Value Fund

What is the goal of the Fund?

The Fund seeks to provide long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity investments of large and mid capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion, at the time of purchase. Market capitalization is the total market value of a company’s shares.

Although the Fund may invest in securities of both large and mid capitalization companies, it may at any given time invest a significant portion of its assets in either large or mid capitalization companies when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell 1000 Value Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the adviser looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell 1000® Value Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics . In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are

NOVEMBER 1, 2008   11

JPMorgan Intrepid Value Fund (continued)

some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Mid Cap Company Risk.  Although the Fund may invest in large and mid capitalization companies, the Fund’s risks increase as it invests more heavily in mid capitalization companies. Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 64–69.

12   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 1000® Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2004	10.25%	Worst Quarter	4th quarter, 200 7	– 5.45%

*	Class R5 Shares commenced operations on 5/15/06. Historical performance shown for Class R5 Shares prior to 1/1/07 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –17 . 70%.

NOVEMBER 1, 2008   13

JPMorgan Intrepid Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the period ended December 31, 200 7 *

	Past 1 Year	Life of Fund[1,2]
CLASS R5 SHARES
Return Before Taxes	0.29	18.05
Return After Taxes on Distributions	(0.18)	16.88
Return After Taxes on Distributions and Sale of Fund Shares	0.56	15.38

RUSSELL 1000® VALUE INDEXˆ,3 (Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	16.40

LIPPER LARGE-CAP VALUE FUNDS INDEXˆ,4 (Reflects No Deduction for Taxes)	2.46	14.69

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to their inception on 5/15/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund commenced operations on 2/28/03. Performance for the benchmarks is from 2/28/0 3.

2	Subsequent to the inception of the Fund, through 10/01/03, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

3	The Russell 1000® Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

4	The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

14   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees	0.65
Distribution (Rule12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.24
Acquired Fund Fees and Expenses[2]	0.03
Total Annual Operating Expenses[3,4]	0.97
Fee Waivers and Expense Reimbursements[4]	(0.14)
Net Expenses[4]	0.83

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.94% and Net Expenses would have been 0.80% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
8 5	2 95	5 23	1,1 77

NOVEMBER 1, 2008   15

JPMorgan Large Cap Value Fund

What is the goal of the Fund?

The Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund’s adviser, JPMorgan Investment Advisors Inc. (JPMIA), invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective .

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by market overreactions

16   JPMORGAN U.S. EQUITY FUNDS

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 64–69.

NOVEMBER 1, 2008   17

JPMorgan Large Cap Value Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000® Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2003	17.37%	Worst Quarter	3rd quarter, 2002	–20.73%

*	Class R5 Shares commenced operations on 5/15/06. Historical performance shown for Class R5 Shares prior to 1/1/07 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –23.21%.

18   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for the periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	(0.96)	13.15	5.36
Return After Taxes on Distributions	(6.54)	11.17	3.78
Return After Taxes on Distributions and Sale of Fund Shares	2.56	10.94	4.04

RUSSELL 1000® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(0.17)	14.63	7.68

LIPPER LARGE-CAP VALUE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	2.46	13.04	6.12

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to their inception on 5/15/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Russell 1000® Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   19

JPMorgan Large Cap Value Fund (continued)

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees	0.40
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.1 9

Total Annual Operating Expenses[2]	0.6 4

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.79% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
65	205	357	798

20   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Equity Fund

Currently, the Fund is publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?” for more information.)

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund invests primarily in common stocks.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection to identify quality small cap companies. The adviser looks for both undervalued companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   21

JPMorgan Small Cap Equity Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 64–69.

22   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	19.51%	Worst Quarter	3rd quarter, 1998	–21.04%

*	Class R5 Shares commenced operations on 5/15/06. Historical performance shown for Class R5 Shares prior to 1/1/07 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –10.03%.

NOVEMBER 1, 2008   23

JPMorgan Small Cap Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	4.08	19.43	10.00
Return After Taxes on Distributions	1.85	17.81	8.60
Return After Taxes on Distributions and Sale of Fund Shares	2.66	16.62	8.23

RUSSELL 2000® INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.57)	16.25	7.08

LIPPER SMALL-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	1.92	15.76	8.34

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to their inception on 5/15/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Russell 2000® Index is an unmanaged index, which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

24   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees	0.65
Distribution (Rule12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.26
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3,4]	0.97
Fee Waivers and Expense Reimbursements[4]	(0.16)
Net Expenses[4]	0.81

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding A cquired F und F ees and E xpenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of the average daily net assets through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.9 6 % and the Net Expenses would have been 0.80% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
83	293	521	1,175

NOVEMBER 1, 2008   25

JPMorgan Small Cap Value Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. In reviewing investment opportunities for the Fund, its adviser, JPMIA, uses a value-oriented approach.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small-cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

26   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it

NOVEMBER 1, 2008   27

JPMorgan Small Cap Value Fund (continued)

earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 64–69.

28   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Value Index, a broad-based securities market index, and Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2001	21.34%	Worst Quarter	3rd quarter, 1998	–24.07%

*	Class R5 Shares commenced operations 5/15/06. Historical performance shown for Class R5 Shares prior to 1/1/07 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund for the period before it was consolidated with the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –5 . 66%.

NOVEMBER 1, 2008   29

JPMorgan Small Cap Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	(6.89)	14.58	9.35
Return After Taxes on Distributions	(8.90)	12.26	7.68
Return After Taxes on Distributions and Sale of Fund Shares	(2.47)	12.11	7.59

RUSSELL 2000® VALUE INDEXˆ,1 (Reflects No Deduction for Fees, Expenses or Taxes)	(9.78)	15.80	9.06

LIPPER SMALL-CAP VALUE FUNDS INDEXˆ,2 (Reflects No Deduction for Taxes)	(4.57)	16.41	9.40

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to their inception on 5/15/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. The performance prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund for the period before it was consolidated with the Fund.

1	The Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

30   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class R5 Shares

The expenses for Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees	0.65
Distribution (Rule12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.26
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	0.97
Fee Waivers and Expense Reimbursements[4]	(0.05)
Net Expenses[4]	0.92

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest , taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.91% of the average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.96% and the Net Expenses would have been 0.91% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter .

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
94	304	531	1,185

NOVEMBER 1, 2008   31

JPMorgan Strategic Small Cap Value Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund’s investments are primarily in common stocks. In reviewing investments for the Fund, JPMIM, the Fund’s adviser, uses a value-oriented approach.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies whose stock prices appear to be undervalued. In particular, we look for undervalued companies where the opportunity for improving fundamentals is unrecognized . The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. It may sell a security if the adviser believes that the current information concerning the security no longer supports the reasons the investment was initially purchased or if the price of the security reflects an unsustainable return on capital. It will also sell a security if better investment opportunities exist.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

32   JPMORGAN U.S. EQUITY FUNDS

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 64–69.

NOVEMBER 1, 2008   33

JPMorgan Strategic Small Cap Value Fund (continued)

The Fund’s Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. Since Class R5 Shares do not yet have a full calendar year of performance, the bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000® Value Index, a broad-based securities market index, and the Lipper Small-Cap Value Funds Index, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2007	6.26%	Worst Quarter	4th quarter, 2007	–11.51%

*	Since Class R5 Shares commenced operations on 7/31/0 7 and have not yet had a full calendar year of performance, the performance shown is that of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –16.82%.

34   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for the period ended December 31, 2007*

	Past 1 Year	Life of Fund[1]
CLASS R5 SHARES
Return Before Taxes	(6.30)	1.08
Return After Taxes on Distributions	(6.88)	0.57
Return After Taxes on Distributions and Sale of Fund Shares	(3.34)	0.83

RUSSELL 2000® VALUE INDEXˆ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	(9.78)	1.57

LIPPER SMALL-CAP VALUE FUNDS INDEXˆ,3
(Reflects No Deduction for Taxes)	(4.57)	2.43

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to their inception on 7/31/07 is based on the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund commenced operations on 2/28/06. Performance for the benchmarks is from 2/28/06.

2	The Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

3	The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   35

JPMorgan Strategic Small Cap Value Fund (continued)

Investor Expenses for Class R5 Shares

The expenses for Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees	1.00
Distribution (Rule12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	1.86
Acquired Fund Fees and Expenses[2]	0 .12
Total Annual Operating Expenses[3,4]	3. 03
Fee Waivers and Expense Reimbursements[4]	(1.76)
Net Expenses[4]	1. 27

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/0 8 . “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.15% of the average daily net assets through 10/31/0 9 . Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 2.91 % and Net Expenses would have been 1.15% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
1 29	7 70	1, 437	3, 222

36   JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund

What is the goal of the Fund?

The Fund seeks to provide high total return from a portfolio of selected equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large and medium capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the Standard & Poor’s 500 Composite Index (S&P 500 Index). The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued and seeks to outperform the S&P 500 Index through superior stock selection. By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund primarily invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

NOVEMBER 1, 2008   37

JPMorgan U.S. Equity Fund (continued)

•	temporary mispricings caused by apparent market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Strategy Risk.  The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. An undervalued stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

38   JPMORGAN U.S. EQUITY FUNDS

ETF and Investment Company Risk.   The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.   To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 64–69.

NOVEMBER 1, 2008   39

JPMorgan U.S. Equity Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows how the performance of the Fund’s Class R5 Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	21.46%	Worst Quarter	3rd quarter, 2002	–18.07%

*	Class R5 Shares commenced operations on 5/15/06. Historical performance shown for Class R5 Shares prior to 1/1/07 is based on the performance of the Institutional Class Shares of the Fund, which invest in the same portfolio of securities, but whose shares are not offered in this prospectus. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/9 8 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Institutional Class Shares).

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –17 . 58%.

40   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
CLASS R5 SHARES
Return Before Taxes	10.49	14.41	5.78
Return After Taxes on Distributions	6.94	12.96	3.73
Return After Taxes on Distributions and Sale of Fund Shares	8.59	12.19	4.09

S&P 500 INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER LARGE-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	6.63	11.55	5.23

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to their inception on 5/15/06 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares. The Fund’s performance for the period from 1/1/98 to 9/10/01 (the date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Institutional Class Shares).

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆInvestors cannot invest directly in an index.

NOVEMBER 1, 2008   41

JPMorgan U.S. Equity Fund (continued)

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees	0.40
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	0.17

Total Annual Operating Expenses	0.62
Fee Waivers and Expense Reimbursements[2]	(0.03)

Net Expenses[2]	0.59

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.59% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	196	343	771

42   JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Core Plus Fund

What is the goal of the Fund?

The Fund seeks to provide a high total return from a portfolio of selected equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will consist of different U.S. securities, selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000 and the S&P 500 Indices. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of purchase. “Assets” means net assets, plus the amount of borrowings, if any, for investment purposes.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s adviser, JPMIM, expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long-only” strategy.

Viewed sector by sector, the Fund’s net weightings of equity securities are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued and underweights, or sells short, equity securities that it believes are overvalued.

By following this process, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by the S&P 500 Index.

The Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure , except that companies with large weights in the S&P 500 Index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change. The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this it is required to pledge replacement collateral as security to the broker. The Fund also may use securities it owns to meet any such collateral obligations.

Equity securities in which the Fund invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps, contracts for differences (CFDs) and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management, including to obtain significant amounts of long or short exposure and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

NOVEMBER 1, 2008   43

JPMorgan U.S. Large Cap Core Plus Fund (continued)

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk.  The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund

44   JPMORGAN U.S. EQUITY FUNDS

cannot assure you that the use of leverage will result in a higher return on your investment , and using leverage could result in a net loss on your investment.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk.   The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.   To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 64–69.

NOVEMBER 1, 2008   45

JPMorgan U.S. Large Cap Core Plus Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* T he bar chart shows the performance of the Fund’s Class R5 Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past two year s and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Extended U.S. Large Cap Core Funds Average, an index based on the total return of certain mutual funds within the Fund’s designated category as determined by Lipper. The performance is also compared to the Lipper Long/Short Equity Funds Average, the Fund’s former Lipper benchmark.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 200 7	8. 63%	Worst Quarter	4th quarter, 200 7	– 2.18%

*	Class R5 Shares commenced operations on 5/15/06. Historical performance shown for Class R5 Shares prior to 1/1/07 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not offered in this prospectus. The actual returns of the Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –17.81%.

46   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 200 7 *

	Past 1 Year	Life of Fund[1]
CLASS R5 SHARES
Return Before Taxes	14.22	19.13
Return After Taxes on Distributions	13.08	18.37
Return After Taxes on Distributions and Sale of Fund Shares	9.52	16.12

S&P 500 INDEXˆ ,2
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	10.10

LIPPER EXTENDED U.S. LARGE-CAP CORE FUNDS AVERAGE ˆ,3
(Reflects No Deduction for Taxes)	3.95	11.72

LIPPER LONG/SHORT EQUITY FUNDS AVERAGE ˆ ,3
(Reflects No Deduction for Taxes)	3.77	9.60

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Class R5 Shares prior to their inception on 5/15/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities but which are not being offered in this prospectus. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

1	The Fund commenced operations on 11/1/05.

2	The S&P 500 Index is generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The performance of the Lipper benchmarks includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Fund’s benchmark has changed from the Lipper Long/Short Equity Funds Average to the Lipper Extended U.S. Large Cap Core Funds Average because Lipper independently redesignated the Fund’s peer group as “Extended U.S. Large Cap Core Funds.”

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   47

JPMorgan U.S. Large Cap Core Plus Fund (continued)

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees		1.00
Distribution (Rule12b-1) Fees		NONE
Shareholder Service Fees		0.05
Other Expenses[1]
Dividend Expenses on Short Sales	0.32
Remainder of Other Expenses	0.14

Total Other Expenses		0.46
Acquired Fund Fees and Expenses[2]		0.01
Total Annual Operating Expenses[3,4]		1.52
Fee Waivers and Expense Reimbursements[4]		(0.24)

Net Expenses[4]		1.28

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.95% of the average daily net assets through 10/31/09. Without the Dividend Expenses on Short Sales and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 1.19% and the Net Expenses would have been 0.95% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
130	457	806	1,792

48   JPMORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Value Plus Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the value of the Fund’s Assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. Market capitalization is the total market value of a company’s shares. “Assets” means net assets, plus the amount of borrowings for investment purposes.

“Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to traditional strategies that do not have the ability to sell stock short. Selling stock short allows the Fund to more fully exploit insights in stocks that the Fund’s manager expects to underperform, as well as enabling the Fund to establish additional long positions while keeping the Fund’s net exposure to the market at a level similar to a traditional “long only” strategy.

Viewed sector by sector, the Fund’s net weightings of equity securities are similar to those of the Russell 1000® Value Index. The Fund can moderately underweight or overweight industry sectors when it believes such underweighting or overweighting will benefit performance. Within each industry sector, the Fund purchases equity securities that it believes are undervalued, and it underweights, or sells short, equity securities that it believes are overvalued.

By following this process, the Fund seeks to produce returns that exceed those of the Russell 1000® Value Index. At the same time, by controlling the industry sector weightings of the Fund and allowing them to differ only moderately from the industry sector weightings of the Russell 1000® Value Index, the Fund seeks to maintain a level of volatility similar to that of the overall market as represented by the Russell 1000® Value Index.

The Fund intends to invest in a variety of equity securities and, ordinarily, no single equity exposure is expected to make up more than 5% of the gross long exposure, except that companies with large weights in the Russell 1000® Value Index may be held as overweights in the Fund, resulting in positions of greater than 5% in those securities.

The Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value). However the long and short positions held by the Fund will vary in size as market opportunities change.

The Fund’s long positions and their equivalents will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. In rising markets, the Fund expects that the long positions will appreciate more rapidly than the short positions, and in declining markets, that the short positions will decline faster than the long positions.

When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. However, the Fund may use all or a portion of the cash proceeds of short sales to purchase additional securities or for any other Fund purpose. When the Fund does this it is required to pledge replacement collateral as security to the broker. The Fund also may use securities it owns to meet any such collateral obligations.

Equity securities in which the Fund invests include common stocks, depositary receipts, exchange-traded funds (ETFs) and real estate investment trusts (REITs). An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries. REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management, including to obtain significant amounts of long or short exposure to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

NOVEMBER 1, 2008   49

JPMorgan U.S. Large Cap Value Plus Fund (continued)

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, J P M I M employs a three-step process that combines research, valuation and stock selection. The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser buys and sells, as well as shorts and covers shorts in, equity securities and derivatives on those securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys and covers shorts in equity securities that are identified as undervalued and considers selling or shorting them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria such as:

•	catalysts that could trigger a rise in a stock’s price;

•	high potential reward compared to potential risk; and

•	temporary mispricings caused by apparent market overreactions.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the Adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Short Selling Risk.  The Fund’s investment strategy may involve more risk than other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or to reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increases, thereby increasing potential losses to the Fund.

The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at disadvantageous times. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

Taking short positions in securities and investing in derivatives each result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment.

50   JPMORGAN U.S. EQUITY FUNDS

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Value Investing Risk.  Since the Fund focuses on value stocks, performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style. Value investing attempts to identify companies that, according to the adviser’s estimate of their intrinsic value, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk.  The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities Risk.  To the extent that the Fund invests in depositary receipts, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 64–69.

The Fund’s Past Performance

The Fund commenced operations o n November 30, 2007. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 1000® Value Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   51

JPMorgan U.S. Large Cap Value Plus Fund (continued)

Investor Expenses for Class R5 Shares

The expenses for Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees		1.00
Distribution (Rule12b-1) Fees		NONE
Shareholder Service Fees		0.05
Other Expenses[1]
Dividend Expenses on Short Sales	0.51
Remainder of Other Expenses	11.80
Total Other Expenses		12.31
Acquired Fund Fees and Expenses[2]		0.01
Total Annual Operating Expenses[3,4]		13.37
Fee Waivers and Expense Reimbursements[4]		(12.05)
Net Expenses[4]		1.32

1	“Other Expenses” have been calculated based on the actual amounts incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, Dividend Expenses on Short Sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of the average daily net assets through 10/31/09. Without the Dividend Expenses on Short Sales and the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 12.85% and the Net Expenses would have been 0.80% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
134	2,680	4,817	8,777

52   JPMORGAN U.S. EQUITY FUNDS

The Funds’ Management and Administration

The following Funds are series of JPMorgan Trust I (JPMT I), a Delaware statutory trust:

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Value Fund
JPMorgan Small Cap Equity Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Large Cap Value Plus Fund

Collectively, these are the JPMT I Funds.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

JPMorgan Large Cap Value Fund
JPMorgan Small Cap Value Fund

These Funds are the JPMT II Funds.

The trustees of JPMT I and JPMT II are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA), each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMT I Funds, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/0 8 , JPMIM or JPMIA were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Value Fund	0.59
JPMorgan Large Cap Value Fund	0.40
JPMorgan Small Cap Equity Fund	0.55
JPMorgan Small Cap Value Fund	0.65
JPMorgan Strategic Small Cap Value Fund	0.00
JPMorgan U.S. Equity Fund	0.40
JPMorgan U.S. Large Cap Core Plus Fund	0.68
JPMorgan U.S. Large Cap Value Plus Fund	0.00

A discussion of the basis the trustees of each trust used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Intrepid America Fund
Intrepid Growth Fund
Intrepid Value Fund

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the JPMorgan Intrepid strategies, including the Funds, and for the behavioral small cap strategies. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm.

The portfolio management team for the Funds is led by Silvio Tarca, Managing Director of JPMIM and a CFA charterholder. Mr. Tarca has been with JPMIM or its affiliates (or one of their predecessors) since 2000. He has headed the behavioral finance portfolio management team and has been managing certain of the Funds since 2003. Prior to that time, he served as a quantitative research analyst in the Emerging Markets Equity Group.

NOVEMBER 1, 2008   53

The Funds’ Management and Administration (continued)

Other members of the portfolio management team include Robert Weller, Vice President of JPMIM and a CFA charterholder, and Jason Alonzo, Vice President of JPMIM. Mr. Weller has been with JPMIM or its affiliates (or one of their predecessors) since 1997. Prior to 2003 when Mr. Weller joined the portfolio management team, he worked in the JPMorgan Private Bank Target Portfolio Manager group. Mr. Alonzo has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. Mr. Weller and Mr. Alonzo have had day-to-day portfolio management responsibilities for the Funds since 2004 and 2005, respectively.

Large Cap Value Fund

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. He has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Prior to joining JPMorgan, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and at Oppenheimer Capital from 1991 until 2000.

Small Cap Equity Fund

The portfolio management team is led by Glenn Gawronski, Managing Director of JPMIM, Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Don San Jose, Vice President of JPMIM. Mr. Gawronski has worked as portfolio manager for JPMIM or its affiliates since 2004 and has been employed with the firm since 1999. Prior to becoming a portfolio manager, he was an analyst for a micro cap portfolio. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. San Jose, has been an analyst with the U.S. Small Cap Equity Group since 2004 and a portfolio manager since 2007. An employee since 2000, Mr. San Jose was an analyst in JPMorgan Securities’ equity research department before joining the small cap group.

Small Cap Value Fund

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Group. As Chief Investment Officer, he is responsible for the behavioral small cap strategies, including the Fund. Information about Mr. Blum is discussed earlier in this section. Also a member of, and leading the portfolio management team, is Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder. Mr. Ruhl is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

Strategic Small Cap Value Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and James Adler, Vice President of JPMIM. Information about Mr. Jones is discussed earlier in this section. Mr. Adler has been with the firm since 2000 and has been a portfolio manager since 2004. Prior to that time, he was an analyst for small and mid cap portfolios.

U.S. Equity Fund

The portfolio management team is led by Thomas Luddy, Managing Director of JPMIM and a CFA charterholder , Susan Bao, Vice President of JPMIM and a CFA charterholder, and Jacqueline Flake, Managing Director of JPMIM and a CFA charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2002 and has been employed by the firm since 1997. An employee of the firm since 1997, Ms. Flake has been a portfolio manager since 2006. Prior to her current position, she was an analyst covering the finance and capital market sectors.

U.S. Large Cap Core Plus Fund

The Fund is managed by Thomas Luddy, Managing Director of JPMIM , and Susan Bao, Vice President of JPMIM. Information about Mr. Luddy and Ms. Bao is discussed earlier in this section.

U.S. Large Cap Value Plus Fund

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. Information with respect to Mr. Gutmann is discussed earlier in this section.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Fund Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives

54   JPMORGAN U.S. EQUITY FUNDS

a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Shareholder Servicing Agent

JPMT I and JPMT II, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.05% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.05% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

NOVEMBER 1, 2008   55

How to Do Business with the Funds

PURCHASING FUND SHARES

Who can buy shares?

Class R5 Shares of the Funds may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Shares may also be purchased by current or future JPMorgan SmartRetirement Funds.

Class R5 Shares generally are not available to nonretirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and 529 college savings plans.

What does it mean that the Small Cap Equity Fund is publicly offered on a limited basis?

As of June 8, 2007 (Limited Offering Date), the Small Cap Equity Fund is publicly offered on a limited basis. Investors are not eligible to purchase shares of the Small Cap Equity Fund, except as described below:

•	Shareholders of record of the Fund as of June 8, 2007 are able to continue to purchase additional shares in their existing Fund accounts either through JPMorgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record as of June 8, 2007 as of Offering Date are able to add to their accounts through exchanges from other JPMorgan Funds;

•	Group employer retirement plans, including 401(k), 403(b) and 457 plans, may purchase shares of the Fund without restrictions;

•	Sponsors of discretionary wrap programs may utilize the Fund for new and existing participant accounts. In order to be eligible, the sponsor of the wrap program must have a mutual fund sales agreement with the Distributor, and the program must be accepted by the Fund and the Distributor prior to a first investment;

•	Health savings account programs offered through JPMorgan Chase or its affiliates may open accounts with respect to the Fund for new participants and purchase additional shares in their existing participant accounts; or

•	Current and future JPMorgan SmartRetirement Funds will be able to purchase shares of the Fund.

After the Fund’s Limited Offering Date, if all shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements), then the shareholder’s account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the Fund’s Limited Offering Date, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change any of these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your

56   JPMORGAN U.S. EQUITY FUNDS

purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Fi nancial I ntermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short

NOVEMBER 1, 2008   57

How to Do Business with the Funds (continued)

Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board s . A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and

58   JPMORGAN U.S. EQUITY FUNDS

you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-R 5 )
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-R 5 )
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or

NOVEMBER 1, 2008   59

How to Do Business with the Funds (continued)

(2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM , JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class R5 Shares may not be exchanged for other JPMorgan Funds or other classes of the Fund. If an individual plan participant would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order .

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund s .

60   JPMORGAN U.S. EQUITY FUNDS

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2008   61

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out these earnings , if any, to shareholders as distributions.

The Intrepid Value Fund, Large Cap Value Fund, Small Cap Value Fund and U.S. Equity Fund generally distribute net investment income, if any, at least quarterly. The Intrepid America Fund, Intrepid Growth Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund generally distribute net investment income, if any, at least annually. The Funds will distribute their net realized capital gain s, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a tax year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Funds as an investment and the tax treatment of distributions .

With respect to taxable shareholders, if you buy shares just before distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes or other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of Fund distributions.

A Fund’s investments in certain REIT securities, debt obligations and derivative instruments may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings ; if the

62   JPMORGAN U.S. EQUITY FUNDS

Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which investment income and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to each Fund’s adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2008   63

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•   Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• The Strategic Small Cap Value Fund is non-diversified, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality , short-term instruments

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

64   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund ’ s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• The Funds could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark. All Funds , except for U.S. Equity Fund and Large Cap Value Fund , may use derivatives in an effort to produce increased income or gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the U.S. Large Cap Core Plus Fund may use derivatives to leverage its portfolio, the shorts are intended to offset the additional market exposure caused by that leverage
• While the Funds may use derivatives that incidentally involve leverage, except for U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund, they do not use them for the specific purpose of leveraging their portfolio
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2008   65

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Short selling by the U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund
•  Short sales may not have the intended effects and may result in losses
• The Fund may not be able to close out a short position at a particular time or at an acceptable price
• The Fund may not be able to borrow certain securities to sell short, resulting in missed opportunities.
• Segregated or earmarked assets and posting collateral with respect to short sales may limit the Fund’s investment flexibility
• Short sales involve leverage risk, credit exposure to the brokers that execute the short sale and retain the proceeds, have no cap on maximum losses and gains are limited to the price of the securities at the time of the short sale

•  The Fund could make money and protect against losses if management’s analysis proves correct
• Short selling may allow the Fund to implement insights into securities it expects to underperform
• Short selling may allow the Fund to diversify its holdings across a larger number of securities

•  The U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund will not engage in short selling if the total market value of all securities sold short would exceed 50% of the Fund’s net assets
• The Fund segregates or earmarks liquid assets to cover short positions and offset a portion of the leverage risk
• The Fund makes short sales through brokers that the adviser has determined to be highly creditworthy

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

66   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  The Funds anticipate that total foreign investments will not exceed 20% of total assets
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  The Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• The Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs.
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets.

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

NOVEMBER 1, 2008   67

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund[1] lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desire d	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality , short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

1	The Strategic Small Cap Value , U.S. Large Cap Core Plus and U.S. Large Cap Value Plus Funds do not engage in securities lending.

68   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

NOVEMBER 1, 2008   69

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for the life of the class. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Class R5 (h)

					Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations		Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Year Ended June 30, 2008	$29.81	$0.31	( g)	$(4.11)	$	(3.80)	$(0.36)	$(1.19)	$(1.55)
Year Ended June 30, 2007	25.34	0.30	( g )	4.53		4.83	(0.30)	(0.06)	(0.36)
May 15, 2006 ( e ) to June 30, 2006 ( f )	25.58	0.05	( g )	(0.29)		(0.24)	—	—	—

Intrepid Growth Fund
Year Ended June 30, 2008	24.63	0.12		(2.09)		(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	( g )	3.69		3.85	(0.11)	—	(0.11)
May 15, 2006 ( e ) to June 30, 2006 (f)	21.23	0.02	( g )	(0.36)		(0.34)	—	—	—

Intrepid Value Fund
Year Ended June 30, 2008	29.26	0.46	( g)	(5.47)		(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	( g )	4.64		5.12	(0.39)	(0.29)	(0.68)
May 15, 2006 ( e ) to June 30, 2006 (f)	24.84	0.05	( g )	0.01		0.06	(0.08)	—	(0.08)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01, if applicable.

( e )	Commencement of offering of class of shares.

( f )	The Fund changed its fiscal year end from December 31 to June 30.

( g )	Calculated based upon average shares outstanding.

(h)Effective November 30, 2007, R Class Shares were renamed Class R5 Shares.

70   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$24.46	(13.23)%	$128, 967	0.80%	1.15%	0.84%	89%
29.81	19.15	89,464	0.80	1.06	0.83	81
25.34	(0.94)	13,414	0.80	1.36	0.84	47

22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130
20.89	(1.60)	9,752	0.80	0.94	0.88	73

23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

NOVEMBER 1, 2008   71

Financial Highlights (continued)

Class R5 (continued) (e)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
JPMorgan Large Cap Value Fund
Year Ended June 30, 2008	$18.37	$0.27	( i)	$(3.91)	$(3.64)	$(0.24)	$(3.97)	$(4.21)
Year Ended June 30, 2007	16.41	0.30	( i )	3.50	3.80	(0.31)	(1.53)	(1.84)
May 15, 2006 ( f ) to June 30, 2006	16.65	0.04	( i )	(0.19)	(0.15)	(0.09)	—	(0.09)

JPMorgan Small Cap Equity Fund
Year Ended June 30, 2008	35.75	0.21	( i)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	( i )	6.45	6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 ( f ) to June 30, 2006 ( g )	31.21	0.05	( i )	(0.88)	(0.83)	—	—	—

JPMorgan Small Cap Value Fund
Year Ended June 30, 2008	25.32	0.24	( i)	(4.75)	(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	( i )	3.80	4.00	(0.22)	(3.00)	(3.22)
May 15, 2006 ( f ) to June 30, 2006	24.98	0.08	( i )	(0.46)	(0.38)	(0.06)	—	(0.06)

Strategic Small Cap Value Fund
July 31, 2007 ( f) through June 30, 2008	16.49	0.07	(i)	(3.37)	(3.30)	—	(0.56)	(0.56)

JPMorgan U.S. Equity Fund
Year Ended June 30, 2008	12.35	0.15	( i)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	( i )	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006 ( f ) to June 30, 2006 ( g )	11.48	0.02	( i )	(0.19)	(0.17)	(0.04)	—	(0.04)

JPMorgan U.S. Large Cap Core Plus Fund
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)
Year Ended June 30, 2007	16.50	0.21	( i )	4.54	4.75	(0.08)	(0.14)	(0.22)
November 1 , 200 5 ( f ) to June 30, 2006 ( m )	16.68	0.02	( i )	(0.20)	(0.18)	—	—	—

JPMorgan U.S. Large Cap Value Plus Fund
November 30, 2007 ( h) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable, or unless otherwise noted.

(e)	Effective November 30, 2007, R Class Shares were renamed class R5 Shares.

(f)	Commencement of offering of class of shares.

(g)	The fund changed its fiscal year end from December 31 to June 30.

(h)	Commencement of operations.

(i)	Calculated based upon average shares outstanding.

(j)	Includes a gain incurred from a payment by affiliate. The effect is less than 0.01% on total return.

(k)	Includes interest expense of 0. 39%.

(l)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

(m)	The fund changed its fiscal year end from October 31 to June 30.

72   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short) (d)		Net expenses (excluding dividend expenses for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)		Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)		Portfolio turnover rate (b)
$10.52	(23.26	)%(j)	$30,165	0.64%		0.64%		1.87%	0.64%		0.64%		93%
18.37	24.04		37,350	0.62		0.62		1.70	0.62		0.62		77
16.41	(0.92)		9,729	0.64		0.64		2.12	0.74		0.74		72

29.72	(11.35)		73,737	0.76		0.76		0.68	0.96		0.96		52
35.75	22.84		16,692	0.65		0.65		0.95	0.94		0.94		26
30.38	(2.66)		4,297	0.65		0.65		1.21	0.90		0.90		21

18.08	(18.17	)( j)	10,077	0.91		0.91		1.17	0.96		0.96		35
25.32	17.10		11,270	0.89		0.89		0.81	0.91		0.91		38
24.54	(1.51)		3,087	0.91		0.91		2.71	0.91		0.91		45

12.63	(20.41)		7,048	1.15		1.15		0.57	2.91		2.91		109

9.55	10.16	( j)	96,194	0.59		0.59		1.42	0.62		0.62		103
12.35	24.66		43,851	0.59		0.59		1.31	0.65		0.65		112
11.27	(1.47)		4,585	0.59		0.59		1.25	0.73		0.73		85

18.68	(7.90)		57,411	1.12		0.80		1.12	1.51		1.19		124
21.03	28.94		44,397	1.21		0.80		1.07	1.70		1.29		138
16.50	(1.08)		8,661	1.30		0.80		1.18	2.44		1.94		92

12.23	(18.22)		20	1.70	( k)	1.19	( k)	1.86	13.36	( l)	12.85	( l)	57

NOVEMBER 1, 2008   73

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
AFFECTING THE JPMT II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMT II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMT I) are subject to a Reduced Rate. The Reduced Rates on various classes of those Funds was implemented on September 27, 2004, and will remain in place at least through June 30, 2009.

74   JPMORGAN U.S. EQUITY FUNDS

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM or JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM, JPMIA and/or their affiliates, as applicable.

REDUCED RATE FUNDS

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Large Cap Value Fund	Class R5	0.6 4	0.64
JPMorgan U.S. Equity Fund	Class R5	0.59	0.62

NON-REDUCED RATE FUND

	Class	Net Expense Ratio %	Gross Expense Ratio %
JPMorgan Small Cap Value Fund	Class R5	0.92	0.97

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM, JPMIA and/or its affiliates; and the Gross Expense Ratios thereafter.

NOVEMBER 1, 2008   75

Legal Proceedings and Additional Fee and Expense Information (continued)

“Annual Net Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

REDUCED RATE FUNDS

JPMorgan Large Cap Value Fund

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$65	5.00%	4.36%	4.36%
October 31, 2010	68	10.25	8.91	4.36
October 31, 2011	71	15.76	13.66	4.36
October 31, 2012	74	21.55	18.61	4.36
October 31, 2013	78	27.63	23.79	4.36
October 31, 2014	81	34.01	29.18	4.36
October 31, 2015	84	40.71	34.82	4.36
October 31, 2016	88	47.75	40.69	4.36
October 31, 2017	92	55.13	46.83	4.36
October 31, 2018	96	62.89	53.23	4.36

JPMorgan U.S. Equity Fund

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$60	5.00%	4.41%	4.41%
October 31, 2010	66	10.25	8.98	4.38
October 31, 2011	69	15.76	13.76	4.38
October 31, 2012	72	21.55	18.74	4.38
October 31, 2013	75	27.63	23.94	4.38
October 31, 2014	79	34.01	29.37	4.38
October 31, 2015	82	40.71	35.03	4.38
October 31, 2016	86	47.75	40.95	4.38
October 31, 2017	89	55.13	47.12	4.38
October 31, 2018	93	62.89	53.57	4.38

76   JPMORGAN U.S. EQUITY FUNDS

NON-REDUCED RATE FUND

JPMorgan Small Cap Value Fund

	Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$94	5.00%	4.08%	4.08%
October 31, 2010	103	10.25	8.27	4.03
October 31, 2011	107	15.76	12.64	4.03
October 31, 2012	111	21.55	17.18	4.03
October 31, 2013	116	27.63	21.90	4.03
October 31, 2014	121	34.01	26.81	4.03
October 31, 2015	125	40.71	31.92	4.03
October 31, 2016	131	47.75	37.24	4.03
October 31, 2017	136	55.13	42.77	4.03
October 31, 2018	141	62.89	48.52	4.03

NOVEMBER 1, 2008   77

This Page Intentionally Left Blank.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for each of the Funds except Large Cap Value Fund and Small Cap Value Fund is 811-21295

Investment Company Act File No. for Large Cap Value Fund and Small Cap Value Fund is 811-4236

©JPMorgan Chase & Co., 2008    All rights reserved. November 2008.

PR-EQR5-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

U.S. Equity

Funds

Ultra Shares

JPMorgan Disciplined Equity Fund*
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Large Cap Growth Fund
JPMorgan Small Cap Value Fund

*	Ultra Shares are closed to new investors. Additional and new investments are permitted only as described in the section entitled “How to Do Business with the Funds — Purchasing Fund Shares.”

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Disciplined Equity Fund	1
JPMorgan Diversified Mid Cap Growth Fund	6
JPMorgan Diversified Mid Cap Value Fund	11
JPMorgan Intrepid Mid Cap Fund	17
JPMorgan Large Cap Growth Fund	22
JPMorgan Small Cap Value Fund	27
The Funds’ Management and Administration	32
How to Do Business with the Funds	35
Purchasing Fund Shares	35
Networking and Sub-Transfer Agency Fees	39
Exchanging Fund Shares	39
Redeeming Fund Shares	40
Shareholder Information	42
Distributions and Taxes	42
Shareholder Statements and Reports	43
Availability of Proxy Voting Record	43
Portfolio Holdings Disclosure	43
Risk and Reward Elements for the Funds	44
Financial Highlights	5 0
Legal Proceedings and Additional Fee and Expense Information	5 2
How to Reach Us	Back cover

JPMorgan Disciplined Equity Fund

Currently, the Ultra Shares of the Fund are publicly offered on a limited basis. (See “Purchasing Fund Shares — What does it mean that the Ultra Shares of the Disciplined Equity Fund are publicly offered on a limited basis?” for more information.)

What is the goal of the Fund?

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. “Assets” means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in the common stocks of large and mid capitalization U.S. companies. Market capitalization is the total market value of a company’s shares. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period — often as much as five years — rather than focusing on near-term expectations. This approach is designed to provide insight into a company’s real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company’s estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team’s findings.

On behalf of the Fund, the adviser then buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high perceived potential reward compared to perceived potential risk

•	possible temporary mispricings caused by apparent market overreactions

NOVEMBER 1, 2008   1

JPMorgan Disciplined Equity Fund (continued)

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns . Derivatives also expose the Fund to the credit risk of the derivative counterparty.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 44–49 .

2   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years . It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	22.86%	Worst Quarter	3rd quarter, 2002	–17.74%

*	Ultra Shares were launched on 3/24/03. Historical performance shown for Ultra Shares prior to 1/1/04 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/98 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were similar to the expenses of, the Ultra Shares). During these periods, the actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Institutional Class Shares and the above-referenced feeder.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –19.41%.

NOVEMBER 1, 2008   3

JPMorgan Disciplined Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA SHARES
Return Before Taxes	5.24	12.82	5.42
Return After Taxes on Distributions	4.97	12.56	4.81
Return After Taxes on Distributions and Sale of Fund Shares	3.76	11.20	4.41

S&P 500 INDEXˆ, 1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.49	12.83	5.91

LIPPER LARGE-CAP CORE FUNDS INDEXˆ, 2
(Reflects No Deduction for Taxes)	6.63	11.55	5.23

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for the Ultra Shares prior to their inception on 3/24/03 is based on the performance of the Fund’s Institutional Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund’s performance for the period from 1/1/98 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were similar to the expenses of, the Ultra Shares). During these periods, actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Institutional Class Shares and the above-referenced feeder.

1	The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

4   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.25
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.17
Total Annual Operating Expenses	0.42
Fee Waivers and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.35

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.35% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
36	128	228	523

NOVEMBER 1, 2008   5

JPMorgan Diversified Mid Cap Growth Fund

What is the goal of the Fund?

The Fund seeks growth of capital and secondarily, current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

The Fund invests primarily in common stocks of mid cap companies which the Fund’s adviser, JPMorgan Investment Advisors Inc. (JPMIA), believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase. Market capitalization is the total market value of a company’s shares.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments , for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

6   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 44–49 .

NOVEMBER 1, 2008   7

JPMorgan Diversified Mid Cap Growth Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap® Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	39.91%	Worst Quarter	3rd quarter, 2001	–21.01%

*	The Ultra Shares commenced operations on 2/22/05. Historical performance shown for Ultra Shares prior to 1/1/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. The actual returns of the Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –22.81%.

8   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA SHARES
Return Before Taxes	17.23	15.73	10.76
Return After Taxes on Distributions	13.80	14.20	8.84
Return After Taxes on Distributions and Sale of Fund Shares	13.50	13.47	8.69

RUSSELL MIDCAP® GROWTH INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	11.43	17.90	7.59

LIPPER MID-CAP GROWTH FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	21.41	17.93	7.78

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Ultra Shares prior to their inception on 2/22/05 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

1	The Russell Midcap® Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Ultra Shares

The expenses for Ultra Shares (including acquired fund fees and expenses) are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.24
Total Annual Operating Expenses[2]	0.8 9

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.89% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   9

JPMorgan Diversified Mid Cap Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
91	284	493	1,096

10   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Diversified Mid Cap Value Fund

What is the goal of the Fund?

The Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stocks. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Value Index at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIA, employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, low business cyclicality, high returns on invested capital and strong experienced management. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals. A change in the original reason for purchase of an investment may also cause the security to be eliminated from the portfolio. Investments may be sold if new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers attractively valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

NOVEMBER 1, 2008   11

JPMorgan Diversified Mid Cap Value Fund (continued)

Equity Market Risk.   The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Value Investing Risk.   Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100%

12   JPMORGAN U.S. EQUITY FUNDS

of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 44–49 .

NOVEMBER 1, 2008   13

JPMorgan Diversified Mid Cap Value Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell Midcap® Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	2nd quarter, 2003	16.28%	Worst Quarter	3rd quarter, 2002	–17.70%

*	The Ultra Shares commenced operations on 2/22/05. Historical performance shown for Ultra Shares prior to 1/1/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. The actual returns of the Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –16.12%.

14   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA SHARES
Return Before Taxes	1.08	14.94	9.53
Return After Taxes on Distributions	(4.41)	11.99	6.81
Return After Taxes on Distributions and Sale of Fund Shares	6.86	12.80	7.41

RUSSELL MIDCAP® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(1.42)	17.92	10.18

LIPPER MID-CAP VALUE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	3.62	16.73	9.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Ultra Shares prior to their inception on 2/22/05 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

1	The Russell Midcap® Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.26
Total Annual Operating Expenses	0.91
Fee Waivers and Expense Reimbursements[2]	(0.07)
Net Expenses[2]	0.84

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.84% of their average daily net assets through 10/31/09. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   15

JPMorgan Diversified Mid Cap Value Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter .

This example is for comparison only; the actual returns of the Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
86	283	497	1,113

16   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Intrepid Mid Cap Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

What are the Fund’s main investment strategies?

The Fund invests primarily in common stocks of mid cap companies. Under normal circumstances, at least 80% of the Fund’s Assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase. Market capitalization is the total market value of a company’s shares.

The Fund invests primarily in a broad portfolio of common stocks of companies within the Russell Midcap Index that the adviser believes are undervalued and/or have strong momentum. In identifying securities that have strong momentum, the Fund’s adviser, JPMIA, looks for securities which have prices that have been increasing and that the adviser believes will continue to increase. Sector by sector, the Fund may overweight its holdings of equity securities relative to those of the Russell Midcap® Index. The Fund will sell a stock if the adviser determines that the issuer no longer meets the Fund’s investment criteria listed above or if the adviser believes that more attractive opportunities are available.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of the portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

The Fund has an actively managed strategy that employs an investment process based on behavioral finance principles. Behavioral finance theorizes that investors behave irrationally in systematic and predictable ways because human psychology affects investment decision-making. This investor behavior results in market inefficiencies that persist over time. The Fund seeks to capitalize on these market anomalies through a disciplined and dispassionate investment process.

The investment process identifies securities that have been mispriced by behavioral biases. Stocks are ranked based on their value or momentum characteristics. In general, the Fund purchases top ranked stocks that also contribute favorably to the overall portfolio exposures. Risk or factor exposures are actively managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and style and size characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   17

JPMorgan Intrepid Mid Cap Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Mid Cap Company Risk.  Investments in mid cap companies may be riskier than investments in larger, more established companies. The securities of mid cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, mid cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because mid cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lendin g t he security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 44–49 .

18   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years of the Fund. It compares that performance to the Russell Midcap® Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	22.78%	Worst Quarter	3rd quarter, 1998	–20.69%

*	The Ultra Shares commenced operations on 2/22/05. Historical performance shown for Ultra Shares prior to 1/1/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. The actual returns of the Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares. The performance for periods prior to 3/22/99 reflects the performance of the Pegasus Mid Cap Opportunity Fund for the period before it was consolidated with the Fund .

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –20.85%.

NOVEMBER 1, 2008   19

JPMorgan Intrepid Mid Cap Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA SHARES
Return Before Taxes	3.27	15.67	8.49
Return After Taxes on Distributions	1.07	13.36	6.16
Return After Taxes on Distributions and Sale of Fund Shares	3.77	13.17	6.46

RUSSELL MIDCAP® INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	5.60	18.21	9.91

LIPPER MID-CAP CORE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	6.34	15.80	9.16

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Ultra Shares prior to their inception on 2/22/05 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares. The performance for periods prior to 3/22/99 reflects the performance of the Pegasus Mid Cap Opportunity Fund.

1	The Russell Midcap® Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000® Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

20   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.22
Acquired Fund Fees and Expenses[2]	0.06
Total Annual Operating Expenses[3,4]	0.93
Fee Waivers and Expense Reimbursements[4]	(0.04)
Net Expenses[4]	0.89

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.83% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.87% and Net Expenses would have been 0.83% of the average daily net assets for Ultra Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
91	292	511	1,139

NOVEMBER 1, 2008   21

JPMorgan Large Cap Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

What are the Fund’s main investment strategies?

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser, JPMIA, employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

22   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk.  Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 44–49 .

NOVEMBER 1, 2008   23

JPMorgan Large Cap Growth Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000® Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 1998	24.51%	Worst Quarter	4th quarter, 2000	–19.74%

*	The Ultra Shares commenced operations on 2/22/05. Historical performance shown for Ultra Shares prior to 1/1/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. The actual returns of the Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –22.81%.

24   JPMORGAN U.S. EQUITY FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA SHARES
Return Before Taxes	23.98	13.56	4.24
Return After Taxes on Distributions	23.98	13.55	3.63
Return After Taxes on Distributions and Sale of Fund Shares	15.59	11.91	3.50

RUSSELL 1000® GROWTH INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	11.81	12.11	3.83

LIPPER LARGE-CAP GROWTH FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	14.97	12.06	3.64

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Ultra Shares prior to their inception on 2/22/05 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

1	The Russell 1000® Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

Investor Expenses for Ultra Shares

The expenses of Ultra Shares (including acquired fund fees and expenses) are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.50
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.27
Total Annual Operating Expenses[2]	0.7 7

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	JPMIA, the Fund’s Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding acquired fund fees and expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets through 10/31/0 9 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   25

JPMorgan Large Cap Growth Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	total annual operating expenses.

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
79	246	428	954

26   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Small Cap Value Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. Market capitalization is the total market value of a company’s shares. In reviewing investment opportunities for the Fund, its adviser, JPMIA, uses a value-oriented approach.

The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total a ssets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund may engage in securities lending.

The Fund’s Board of Trustees may change any of these investment policies (except its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser leverages a proprietary stock ranking system that is enhanced by a fundamental overlay (bottom up research conducted by small cap analysts and the portfolio management team) to determine the attractiveness of stocks within the investment universe. Stocks are ranked and are then placed into portfolios. In general, stocks are purchased when they are among the top ranked within their sector and are sold when their ranking falls. Risk or factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Fund.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in

NOVEMBER 1, 2008   27

JPMorgan Small Cap Value Fund (continued)

particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small cap companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their true worth, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property , interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer . In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk.  Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 44–49 .

28   JPMORGAN U.S. EQUITY FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares.* The bar chart shows how the performance of the Fund’s Ultra S hares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000® Value Index, a broad-based securities market index, and Lipper Small-Cap Value Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS*,1

Best Quarter	4th quarter, 2001	21.34%	Worst Quarter	3rd quarter, 1998	–24.07%

*	The Ultra Shares commenced operations on 2/22/05. Historical performance shown for Ultra Shares prior to 1/1/06 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but which are not offered in this prospectus. The actual returns of the Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares. The performance prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund for the period before it was consolidated with the Fund.

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/0 8 was –5.63%.

NOVEMBER 1, 2008   29

JPMorgan Small Cap Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 200 7 *

	Past 1 Year	Past 5 Years	Past 10 Years
ULTRA SHARES
Return Before Taxes	(6.89)	14.64	9.38
Return After Taxes on Distributions	(8.91)	12.79	7.93
Return After Taxes on Distributions and Sale of Fund Shares	(2.47)	12.66	7.85

RUSSELL 2000® VALUE INDEXˆ,1
(Reflects No Deduction for Fees, Expenses or Taxes)	(9.78)	15.80	9.06

LIPPER SMALL-CAP VALUE FUNDS INDEXˆ,2
(Reflects No Deduction for Taxes)	(4.57)	16.41	9.40

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*	Historical performance shown for Ultra Shares prior to their inception on 2/22/05 is based on the performance of the Fund’s Select Class Shares, which invest in the same portfolio of securities, but whose shares are not being offered in this prospectus. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares. The performance for periods prior to 3/22/99 reflects the performance of the Pegasus Small Cap Opportunity Fund.

1	The Russell 2000® Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of the mutual fund expenses, including sales charges if applicable.

2	The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

30   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Ultra Shares

The expenses for Ultra Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Ultra assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	NONE
Other Expenses[1]	0.26
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	0.92
Fee Waivers and Expense Reimbursements[4]	(0.05)
Net Expenses [4]	0.87

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIA, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Ultra Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.86% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 0.91% and Net Expenses would have been 0.86% of the average daily net assets for Ultra Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Ultra Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter .

This example is for comparison only; the actual returns of Ultra Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
89	288	504	1,127

NOVEMBER 1, 2008   31

The Funds’ Management and Administration

The JPMorgan Disciplined Equity Fund is a series of JPMorgan Trust I (JPMT I), a Delaware statutory trust.

The following Funds are series of JPMorgan Trust II (JPMT II), a Delaware statutory trust:

JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Large Cap Growth Fund
JPMorgan Small Cap Value Fund

Collectively, these are the JPMT II Funds.

The trustees of JPMT I and JPMT II are responsible for overseeing all business activities of their respective Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Advisers

J.P. Morgan Investment Management Inc. (JPMIM) and JPMorgan Investment Advisors Inc. (JPMIA) each acts as investment adviser to one or more of the Funds and each makes day-to-day investment decisions for the Funds which it advises. JPMIM is the investment adviser to the JPMorgan Disciplined Equity Fund, and JPMIA is the investment adviser to the JPMT II Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIA is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

During the most recent fiscal year ended 6/30/0 8 , JPMIM or JPMIA were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

JPMorgan Disciplined Equity Fund	0.22%
JPMorgan Diversified Mid Cap Growth Fund	0.65
JPMorgan Diversified Mid Cap Value Fund	0.65
JPMorgan Intrepid Mid Cap Fund	0.65
JPMorgan Large Cap Growth Fund	0.50
JPMorgan Small Cap Value Fund	0.65

A discussion of the basis the Boards of Trustees of JPMT I and JPMT II used in reapproving the investment advisory agreements for the Funds is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Disciplined Equity Fund

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1994. Mr. Zingone has been a portfolio manager in the U.S. Equity Group since 2000 and has been a JPMIM employee since 1991.

Diversified Mid Cap Growth Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM and a CFA charterholder, and Timothy Parton, Managing Director of JPMIM and a CFA charterholder. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Parton has worked as a portfolio manager for JPMIM or its affiliates (or their predecessors) since 1988 and has been employed with the firm since 1986.

Diversified Mid Cap Value Fund

Jonathan K.L. Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM, and Gloria H. Fu, Vice President of JPMIM, serve as the portfolio managers for the Fund. Mr. Simon has worked as a portfolio manager for JPMIM and its affiliates (or their predecessors) since 1987 and has been employed by the firm since 1980. An employee of JPMIM or its

32   JPMORGAN U.S. EQUITY FUNDS

affiliates since 1993, Mr. Playford, a CFA charterholder and CPA, has worked as a portfolio manager since 2004 and as a research analyst since 2003. From 2001 to 2003, he served as a client portfolio manager working with the U.S. Equity Group. Ms. Fu, a CFA charterholder, has been employed by JPMIM and its affiliates since 2002. Prior to becoming a portfolio manager in 2006, she was a sell-side analyst at JPMorgan Securities, Inc.

Intrepid Mid Cap Fund

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the JPMorgan Intrepid strategies, including the Funds, and for the behavioral small cap strategies. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm.

The portfolio management team for the Funds is led by Silvio Tarca, Managing Director of JPMIM and a CFA charterholder. Mr. Tarca has been with JPMIM or its affiliates (or one of their predecessors) since 2000. He has headed the behavioral finance portfolio management team and has been managing certain of the Funds since 2003. Prior to that time, he served as a quantitative research analyst in the Emerging Markets Equity Group. Other members of the portfolio management team include Robert Weller, Vice President of JPMIM and a CFA charterholder, and Jason Alonzo, Vice President of JPMIM. Mr. Weller has been with JPMIM or its affiliates (or one of their predecessors) since 1997. Prior to 2003 when Mr. Weller joined the portfolio management team, he worked in the JPMorgan Private Bank Target Portfolio Manager group. Mr. Alonzo has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. Mr. Weller and Mr. Alonzo have had day-to-day portfolio management responsibilities for the Funds since 2004 and 2005, respectively.

Large Cap Growth Fund

Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Giri Devulapally, Vice President of JPMIM and a CFA charterholder, are the portfolio managers for the Fund. Information on Mr. Jones is discussed earlier in this section. Mr. Devulapally has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMIM. Prior to JPMIM, he worked for T. Rowe Price for six years, where he was an analyst specializing in technology and telecommunications.

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. He has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Prior to joining JPMorgan, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and at Oppenheimer Capital from 1991 until 2000.

Small Cap Value Fund

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Group. As Chief Investment Officer, he is responsible for the behavioral small cap strategies, including the Fund. Information about Mr. Blum is discussed earlier in this section. Also a member of, and leading the portfolio management team, is Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder. Mr. Ruhl is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services and oversees each Fund’s other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex and 0.075% of average daily net assets of such Funds over $25 billion.

The Funds’ Distributor

JPMorgan Distribution Services, Inc. (JPMDS) is the distributor for the Funds. The Distributor is an affiliate of JPMIM, JPMIA and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMIA, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include

NOVEMBER 1, 2008   33

The Funds’ Management and Administration (continued)

financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

34   JPMORGAN U.S. EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Ultra Shares may be purchased by investors:

•	whose investments in a Fund are made and directed on their behalf by investment representatives at JPMIA, JPMIM, or JPMorgan Chase or their affiliates (the Investment Manager) pursuant to a discretionary investment management agreement or trust agreement that provides for discretionary investment management services between the Investment Manager and the investor (a Discretionary Account); and

•	whose Discretionary Account’s initial investment in the Fund is at least $5,000,000 ($20,000,000 for the Disciplined Equity Fund).

Ultra Shares also may be purchased by 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A.

Accounts may be opened with the Fund’s transfer agent either directly or through a Financial Intermediary. If you have questions about eligibility, please call 1-800-480-4111.

Ultra Shares are not subject to a sales charge or Rule 12b-1 fees.

Ultra Shares have lower annual expense ratios than Institutional Class and Select Class Shares as the Ultra Shares have no ongoing shareholder service fees.

Each Fund may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive different amounts of compensation for sales of different classes of shares.

What does it mean that the Ultra Shares of the Disciplined Equity Fund are publicly offered on a limited basis?

The Ultra Shares of the Disciplined Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Ultra Shares of the Fund except as described below:

•	Current shareholders may continue to purchase additional shares of the Fund either through JPMorgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record may add to their accounts through exchanges from other JPMorgan Funds for shares of the Fund;

•	Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) currently offering the Fund may open new participant accounts in the Fund and purchase additional shares in existing participant accounts.

If all Ultra Shares of the Fund in an existing shareholder’s account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder’s account will be closed. Such former Ultra shareholders will not be able to buy additional Ultra Shares nor reopen their Ultra Shares accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If the Fund receives a purchase order directly from an investor who is not eligible to purchase Ultra Shares of the Fund, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York

NOVEMBER 1, 2008   35

How to Do Business with the Funds (continued)

Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund s . While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented

36   JPMORGAN U.S. EQUITY FUNDS

procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those F unds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the F unds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

NOVEMBER 1, 2008   37

How to Do Business with the Funds (continued)

Ultra Shares of the Fund are subject to a $5,000,000 minimum investment requirement ($20,000,000 for Disciplined Equity Fund) for all investors except 401(k) and other retirement plans administered by the Retirement Plan Services affiliate of JPMorgan Chase Bank, N.A. You are required to maintain a minimum account balance equal to the minimum initial investment in the Fund. There are no minimum levels for subsequent purchases.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

38   JPMORGAN U.S. EQUITY FUNDS

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-ULTRA)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM, JPMIA or their affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Ultra Shares of a Fund may be exchanged for Ultra Shares of another JPMorgan Fund or for another class of the same Fund, subject to any investment minimum or eligibility requirements.

The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

NOVEMBER 1, 2008   39

How to Do Business with the Funds (continued)

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order .

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

40   JPMORGAN U.S. EQUITY FUNDS

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund s reserve the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund s will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund s and their remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2008   41

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings , if any, to shareholders as distributions.

The Funds generally distribute net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gain s , if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gains regardless of how long you have held your shares in the Fund . Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investments in certain REIT securities, debt securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which investment income and capital gain , if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

42   JPMORGAN U.S. EQUITY FUNDS

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2008   43

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up a Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder the Fund from achieving its investment objective
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and each Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the “What are the Fund’s main investment strategies?” section, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality , short-term instruments

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

44   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or, for certain Funds, to increase the Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Funds which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit a Fund ’s investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to adjust duration or yield curve exposure or to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; all Funds, except the Disciplined Equity Fund, may use derivatives in an effort to produce increased income or gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolio
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2008   45

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs, and their investment advisers by the Securities and Exchange Commission (SEC) permit a Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns

•  The Funds anticipate that total foreign investments will not exceed 20% of total assets
• The Funds actively manage the currency exposure of their foreign investments relative to their benchmarks, and may hedge back into the U.S. dollar from time to time (see also “Derivatives”); these currency management techniques may not be available for certain emerging markets investments

46   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Master Limited Partnerships (MLPs)
•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
• Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Real Estate Investment Trusts (REITs)[1]
•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs
• Unless investing in REITs is described in the “What are the Fund’s main investment strategies?” section, a Fund’s investments in REITs will generally be limited to less than 10% of the Fund’s assets

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

NOVEMBER 1, 2008   47

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Securities lending
•  When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
• The collateral will be subject to the risks of the securities in which it is invested
• The Funds may enhance income through the investment of the collateral received from the borrower
•  The adviser maintains a list of approved borrowers
• The Funds receive collateral equal to at least 100% of the current value of the securities loaned
• The lending agents indemnify the Funds against borrower default
• The adviser’s collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
• Upon recall, the borrower must return the securities loaned within the normal settlement period

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desire d	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality , short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

Short-term trading
•  Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce a Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

48   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

NOVEMBER 1, 2008   49

Financial Highlights

The financial highlights tables are intended to help you understand each Fund’s financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund’s financial statements, are included in the representative Fund’s annual report, which is available upon request.

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of Capital		Net realized gains	Total distributions
Disciplined Equity Fund
Year Ended June 30, 2008	$18.47	$0.31	(g)	$(3.02)	$(2.71)	$(0.31)	$—		$—	$(0. 31)
Year Ended June 30, 2007	15.33	0.26	(g)	3.17	3.43	(0.29)	—		—	(0.29)
January 1, 2006 through June 30, 2006 ( e )	15.15	0.12	(g)	0.18	0.30	(0.12)	—		—	(0.12)
Year Ended December 31, 2005	14.79	0.21	(g)	0.36	0.57	(0.21)	—		—	(0.21)
Year Ended December 31, 2004	13.50	0.22		1.30	1.52	(0.23)	—		—	(0.23)
March 24, 2003 ( f ) through December 31, 2003	10.77	0.12		2.75	2.87	(0.14)	—	(h)	—	(0.14)

Diversified Mid Cap Growth Fund
Year Ended June 30, 2008	26.19	(0.09	)( g)	(0.50)	(0.59)	—	—		(3.81)	(3.81)
Year Ended June 30, 2007	25.85	(0.09	)(g)	4.62	4.53	—	—		(4.19)	(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14	3.07	—	—		(2.01)	(2.01)
February 22, 2005 ( f ) to June 30, 2005	23.72	(0.04)		1.11	1.07	—	—		—	—

Diversified Mid Cap Value Fund
Year Ended June 30, 2008	15.77	0.14	( g)	(2.18)	(2.04)	(0.07)	—		(4.72)	(4.79)
Year Ended June 30, 2007	15.85	0.17	(g)	2.80	2.97	(0.20)	—		(2.85)	(3.05)
Year Ended June 30, 2006	19.08	0.18		1.49	1.67	(0.19)	—		(4.71)	(4.90)
February 22, 2005 ( f ) to June 30, 2005	18.06	0.11		1.02	1.13	(0.11)	—		—	(0.11)

Intrepid Mid Cap Fund
Year Ended June 30, 2008	19.09	0.10	( g)	(2.44)	(2.34)	(0.11)	—		(1.80)	(1.91)
Year Ended June 30, 2007	17.76	0.13	(g)	3.02	3.15	(0.13)	—		(1.69)	(1.82)
Year Ended June 30, 2006	20.97	0.13	(g)	3.03	3.16	(0.12)	—		(6.25)	(6.37)
February 22, 2005 ( f ) to June 30, 2005	19.68	0.05		1.29	1.34	(0.05)	—		—	(0.05)

Large Cap Growth Fund
Year Ended June 30, 2008	18.54	0.01	( g)	0.90	0.91	—	—		—	—
Year Ended June 30, 2007	15.84	0.03	(g)	2.67	2.70	—	—		—	—
Year Ended June 30, 2006	14.71	0.01	(g)	1.12	1.13	—	—		—	—
February 22, 2005 ( f ) through June 30, 2005	14.42	0.01		0.30	0.31	(0.02)	—		—	(0.02)

Small Cap Value Fund
Year Ended June 30, 2008	25.34	0.25	(g)	(4.76)	(4.51)	(0.23)	—		(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(g)	3.81	4.02	(0.23)	—		(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(g)	3.19	3.40	(0.22)	—		(4.20)	(4.42)
February 22, 2005 ( f ) to June 30, 2005	24.63	0.12		0.92	1.04	(0.10)	—		—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

( e )	The Fund changed its fiscal year end from December 31 to June 30.

( f )	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(j)	Includes interest expense of 0.01%.

50   JPMORGAN U.S. EQUITY FUNDS

		Ratios/Supplemental data
					Ratios to average net assets (a)
Redemption fees	Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$—	$15.45	(14.78)%		$112,725	0.35%		1.76%	0.42%	72%
—	18.47	22.53		135,785	0.35		1.55	0.42	59
—(h)	15.33	1.95		153,648	0.35		1.62	0.45	34
—	15.15	3.87		125,344	0.35		1.41	0.43	44
—	14.79	11.33		102,817	0.35		1.59	0.55	49
—	13.50	26.75		108,000	0.35		1.28	0.54	77

—	21.79	(2.92	)( i)	3,947	0.88		(0.39)	0.89	95
—	26.19	19.13		2,749	0.86		(0.34)	0.86	119
—	25.85	12.63		15,333	0.88		(0.06)	0.91	112
—	24.79	4.51		11,641	0.88		(0.44)	0.90	119

—	8.94	(15.50	)( i)	3,734	0.85	( j)	1.21	0.91	58
—	15.77	20.13		2,672	0.83		1.05	0.83	47
—	15.85	9.89		7,787	0.84		1.09	0.86	52
—	19.08	6.25		12,499	0.81		1.67	0.87	67

—	14.84	(12.69	)( i)	10,618	0.83		0.62	0.87	109
—	19.09	18.63		45,277	0.83		0.71	0.85	117
—	17.76	16.77		34,253	0.83		0.68	0.84	136
—	20.97	6.79		27,247	0.79		0.76	0.85	131

—	19.45	4.91	( i)	4,155	0.77		0.04	0.77	52
—	18.54	17.05		3,261	0.76		0.20	0.76	35
—	15.84	7.68		14,986	0.79		0.09	0.81	49
—	14.71	2.12		22,428	0.75		0.21	0.75	112

—	18.09	(18.16	)( i)	28,433	0.86		1.21	0.91	35
—	25.34	17.19		59,684	0.84		0.86	0.85	38
—	24.55	14.52		58,933	0.85		0.83	0.85	45
—	25.57	4.21		33,520	0.82		1.30	0.86	57

NOVEMBER 1, 2008   51

Legal Proceedings and Additional Fee and Expense Information

LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE
INFORMATION AFFECTING THE JPMT II FUNDS

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the “SEC”) and the New York Attorney General (“NYAG”) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain of these funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

Annual and Cumulative Expense Examples

The following information is provided with respect to the Funds which are series of JPMorgan Trust II and which were former series of One Group Mutual Funds. The settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

52   JPMORGAN U.S. EQUITY FUNDS

The Reduced Rate Funds are the Large Cap Value Fund, the Equity Index Fund, the Equity Income Fund, the Government Bond Fund (each of which is currently a series of JPMT II) and the U.S. Equity Fund (successor by merger to the One Group Diversified Equity Fund) are subject to a Reduced Rate. The Reduced Rates on various classes of those Funds were implemented September 27, 2004.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement or administration agreement. Such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Reduced Rate Fund to differing degrees.

The “Gross Expense Ratio” includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, shareholder servicing fees, fees paid to vendors not affiliated with JPMIA that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursement to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and its affiliates, as applicable. None of the Ultra Shares of the Funds offered in this Prospectus are subject to a Reduced Rate.

Fund	Class	Net Expense Ratio (%) as of June 30, 200 8	Gross Expense Ratio (%) as of June 30, 200 8
JPMorgan Diversified Mid Cap Growth Fund	Ultra	0.8 9	0.89
JPMorgan Diversified Mid Cap Value Fund	Ultra	0.8 4	0.91
JPMorgan Intrepid Mid Cap Fund	Ultra	0.8 9	0. 93
JPMorgan Large Cap Growth Fund	Ultra	0.7 7	0.77
JPMorgan Small Cap Value Fund	Ultra	0.8 7	0.92

A Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/0 8 , you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•	The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIA and its affiliates; and the Gross Expense Ratio thereafter.

“Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year. “Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.”

Your actual costs may be higher or lower than those shown.

NOVEMBER 1, 2008   53

Legal Proceedings and Additional Fee and Expense Information (continued)

JPMorgan Diversified Mid Cap Growth Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$91	5.00%	4.11%	4.11%
October 31, 2010	95	10.25	8.39	4.11
October 31, 2011	98	15.76	12.84	4.11
October 31, 2012	102	21.55	17.48	4.11
October 31, 2013	107	27.63	22.31	4.11
October 31, 2014	111	34.01	27.34	4.11
October 31, 2015	116	40.71	32.57	4.11
October 31, 2016	120	47.75	38.02	4.11
October 31, 2017	125	55.13	43.69	4.11
October 31, 2018	131	62.89	49.60	4.11

JPMorgan Diversified Mid Cap Value Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$86	5.00%	4.16%	4.16%
October 31, 2010	97	10.25	8.42	4.09
October 31, 2011	101	15.76	12.85	4.09
October 31, 2012	105	21.55	17.47	4.09
October 31, 2013	109	27.63	22.27	4.09
October 31, 2014	114	34.01	27.28	4.09
October 31, 2015	118	40.71	32.48	4.09
October 31, 2016	123	47.75	37.90	4.09
October 31, 2017	128	55.13	43.54	4.09
October 31, 2018	133	62.89	49.41	4.09

Intrepid Mid Cap Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$91	5.00%	4.11%	4.11%
October 31, 2010	99	10.25	8.35	4.07
October 31, 2011	103	15.76	12.76	4.07
October 31, 2012	107	21.55	17.35	4.07
October 31, 2013	111	27.63	22.12	4.07
October 31, 2014	116	34.01	27.09	4.07
October 31, 2015	121	40.71	32.27	4.07
October 31, 2016	126	47.75	37.65	4.07
October 31, 2017	131	55.13	43.25	4.07
October 31, 2018	136	62.89	49.08	4.07

54   JPMORGAN U.S. EQUITY FUNDS

JPMorgan Large Cap Growth Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$79	5.00%	4.23%	4.23%
October 31, 2010	82	10.25	8.64	4.23
October 31, 2011	85	15.76	13.23	4.23
October 31, 2012	89	21.55	18.02	4.23
October 31, 2013	93	27.63	23.02	4.23
October 31, 2014	97	34.01	28.22	4.23
October 31, 2015	101	40.71	33.64	4.23
October 31, 2016	105	47.75	39.30	4.23
October 31, 2017	110	55.13	45.19	4.23
October 31, 2018	114	62.89	51.33	4.23

JPMorgan Small Cap Value Fund

	Ultra Class
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2009	$89	5.00%	4.13%	4.13%
October 31, 2010	98	10.25	8.38	4.08
October 31, 2011	102	15.76	12.80	4.08
October 31, 2012	106	21.55	17.40	4.08
October 31, 2013	110	27.63	22.19	4.08
October 31, 2014	115	34.01	27.18	4.08
October 31, 2015	119	40.71	32.37	4.08
October 31, 2016	124	47.75	37.77	4.08
October 31, 2017	129	55.13	43.39	4.08
October 31, 2018	135	62.89	49.24	4.08

NOVEMBER 1, 2008   55

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202- 942 -8090
Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Funds, except the Disciplined Equity Fund, is 811-4236.

Investment Company Act File No. for the Disciplined Equity Fund is 811-21295.

©JPMorgan Chase & Co., 2008    All rights reserved. November 2008.

PR-EQU-1108

PROSPECTUS NOVEMBER 1, 2008

JPMorgan

U.S. Equity

Funds

Select Class Shares

JPMorgan Dynamic Growth Fund
JPMorgan Dynamic Small Cap Core Fund
JPMorgan Intrinsic Value Fund
JPMorgan Value Discovery Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Dynamic Growth Fund	1
JPMorgan Dynamic Small Cap Core Fund	4
JPMorgan Intrinsic Value Fund	8
JPMorgan Value Discovery Fund	1 4
The Funds’ Management and Administration	1 9
How to Do Business with the Funds	2 1
Purchasing Fund Shares	2 1
Networking and Sub-Transfer Agency Fees	2 4
Exchanging Fund Shares	2 5
Redeeming Fund Shares	2 5
Shareholder Information	2 7
Distributions and Taxes	2 7
Shareholder Statements and Reports	2 8
Availability of Proxy Voting Record	2 8
Portfolio Holdings Disclosure	2 8
Risk and Reward Elements for the Funds	2 9
Financial Highlights	3 6
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	3 8
How to Reach Us	Back cover

JPMorgan Dynamic Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests primarily in equity securities of large capitalization companies. Large cap companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM), will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while attempting to maintain a moderate risk profile.

Although the Fund will invest primarily in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities, including depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   1

JPMorgan Dynamic Growth Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Foreign Securities Risk.  To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 29–3 4 .

The Fund’s Performance

The Fund commenced operations on November 30, 2007 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 1000® Growth Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

2   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Select Class Shares

The expenses for Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.60
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	6.26
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3,4]	7.12
Fee Waivers and Expense Reimbursements[4]	(6.11)

Net Expenses[4]	1.01

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.00% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 7.11% and Net Expenses would have been 1.00% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
103	1,553	2,941	6,164

NOVEMBER 1, 2008   3

JPMorgan Dynamic Small Cap Core Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long-term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund invests primarily in common stocks. To the extent that the adviser identifies attractive opportunities, the Fund may purchase a significant portion of its Assets in equity securities sold in initial public offerings (IPOs).

The Fund’s adviser, JPMIM, will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark, while attempting to maintain a moderate risk profile.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify quality small cap companies. We look for companies that appear to be undervalued and/or have the potential to grow their intrinsic price per share. Specifically, we look for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its

4   JPMORGAN U.S. EQUITY FUNDS

objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.  Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Initial Public Offerings Risk. IPO securities are subject to many of the same risks as investing in small cap companies. These securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 29–3 4 .

The Fund’s Performance

The Fund commenced operations on November 30, 2007 and therefore, has limited performance history . Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   5

JPMorgan Dynamic Small Cap Core Fund (continued)

An appropriate broad-based securities market index, such as the Russell 2000® Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

6   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Select Class Shares

The expenses for Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	6.48
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	7.39
Fee Waivers and Expense Reimbursements[4]	(6.13)

Net Expenses[4]	1.26

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.25% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 7.38% and Net Expenses would have been 1.25% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
128	1,625	3,051	6,329

NOVEMBER 1, 2008   7

JPMorgan Intrinsic Value Fund

What is the goal of the Fund?

The Fund seeks total return. Total return may consist of capital appreciation, income from dividends or both.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund focuses on investing in equity securities of U.S., and to a lesser extent foreign, companies that are available at market prices significantly below the adviser’s estimate of their long term (intrinsic) value and that the adviser believes have the potential to realize that value over time.

The adviser employs an opportunistic strategy to purchase securities across all market capitalizations and style categories. Market capitalization is the total market value of a company’s shares. Although the Fund may invest in securities of companies across market capitalizations, it may at any given time invest a significant portion or all of its assets in companies of one particular market capitalization category, such as large cap or mid cap companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

Although the Fund invests mainly in equity securities of U.S. companies, it is also permitted to invest up to 35% of its total assets in securities of non-U.S. companies, including depositary receipts. The foreign companies will be located in both developed countries and countries with emerging markets. Developed countries generally include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the other countries of western Europe. Emerging markets include most of the other countries in the world.

As noted above, the Fund invests mainly in equity securities, including common stocks, convertible securities (debt and preferred stocks that are convertible into common stock within a particular period of time at a specified price or formula), preferred stock, and warrants and rights. The Fund may also invest in other investment companies and real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest up to 25% of its total assets in the securities of companies which the adviser believes to be significantly undervalued due to the distress of the underlying companies, but which present attractive risk-reward characteristics. These companies typically are experiencing financial or operating difficulties or are operating in troubled industries, often are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. These investments may be equity securities (such as preferred stock) or domestic debt securities (including lower rated or defaulted debt securities or comparable unrated debt securities). The adviser may invest in a debt security when it believes that it offers a more attractive way to get exposure to a particular company. Generally, however, such investments will be made to achieve capital appreciation, rather than to seek income.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

As a part of its overall strategy, the Fund intends to invest in options on securities. In particular, the Fund intends to buy and sell both call and put options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy (in the case of a call) or sell (in the case of a put) the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon the exercise of the option to deliver the underlying security (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). The Fund may write (sell) covered call and put options. A call option is covered if the writer owns the underlying security or has the right to acquire such securities. A put option is covered if the writer segregates or earmarks permissible collateral equal to the exercise price.

Options contracts can be bought or sold for a number of reasons, including:

•	to manage exposure to changes in securities prices;

•	as an efficient means of increasing or decreasing overall fund exposure to a specific part of the market or an index;

•	in an effort to enhance income;

•	to protect the value of portfolio securities;

•	to increase the return to risk ratio for a particular investment; or

•	to reflect the adviser’s view of a security without taking on the full risk of owning the security.

When the Fund sells an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received. When a call

8   JPMORGAN U.S. EQUITY FUNDS

option sold by the Fund is exercised, the Fund will receive the premium but will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities’ value above that price. When a put option sold by the Fund is exercised, the Fund will be required to purchase the underlying securities at the exercise price. The Fund may purchase or write options in combination with each other or with other instruments to advance the adviser’s strategy.

When the adviser has not identified sufficient attractive equity or debt investments, the Fund may invest up to 35% of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements. For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in these instruments. These investments may prevent the Fund from meeting its investment objective.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a disciplined process that combines fundamental research, systematic valuation and stock selection to identify securities of companies that are priced significantly below the adviser’s estimate of long term value (generally three to five years) at the time of purchase. In choosing securities, the adviser focuses on the market price of a company’s securities relative to the adviser’s own evaluation of the company’s long-term value. The adviser’s strategy is to invest in companies whose normalized operating income and prospects are not reflected in the current market price. The market price may be undervalued for various reasons, including poor operating conditions in the short-to-intermediate term, temporary or cyclical circumstances, or the market’s belief that the company will not be able to sustain a current positive position in the long-term. This investment approach is designed to identify companies with long-term potential and to avoid investment pitfalls encountered in short-term securities valuations.

With respect to research and valuation, the adviser is able to leverage the resources and insights of its U.S. and global research analysts, as well as the independent research of the equity portfolio managers that serve on various asset class teams. With respect to stock selection, the portfolio managers will invest in securities which they believe offer the highest long-term returns with an appropriate level of risk. The Fund will also utilize non-traditional securities such as options and convertible securities to enhance the Fund’s risk-adjusted returns, alter the Fund’s risk profile or generate income for the Fund.

The holding period of any individual security generally will be determined by the time it takes the market to recognize its fair value, and the adviser may sell a security when, in the adviser’s opinion,

•	the long term target value is met,

•	the security no longer meets the original investment thesis, or

•	when a superior investment opportunity becomes available.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or

NOVEMBER 1, 2008   9

JPMorgan Intrinsic Value Fund (continued)

political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Investment Time Horizon Risk.  Because of the Fund’s long-term investment focus, investors must be willing to accept a longer time horizon than required with other mutual funds and greater style and performance variation.

Foreign Securities and Emerging Market Risks.  To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Options Risk.  There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even is the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying

10   JPMORGAN U.S. EQUITY FUNDS

and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Value Investing Risk.   Value investing attempts to identify companies that, according to the adviser’s estimate of their intrinsic value, are undervalued. The adviser selects stocks at prices that it believes are low relative to the adviser’s long-term view of the security’s value. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Lower-Rated or Defaulted Securities Risk.  The Fund may invest in lower-rated or defaulted, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high

NOVEMBER 1, 2008   11

JPMorgan Intrinsic Value Fund (continued)

degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Investment Company Risk.  To the extent that the Fund invests in shares of another investment company, shareholders may bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. Because JPMIM or its affiliates may provide services to and receive fees from some of the underlying funds, investments in these underlying fund s benefit JPMIM and its affiliates.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash or cash equivalents, which may hurt the Fund’s performance.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 29–3 4 .

The Fund’s Performance

The Fund commenced operations on February 28, 2008 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the S&P 500 Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

12   JPMORGAN U.S. EQUITY FUNDS

Estimated Investor Expenses for Select Class Shares

The estimated expenses for Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	0.37
Total Annual Operating Expenses	1.27
Fee Waivers and Expense Reimbursements[2]	(0.32)
Net Expenses[2]	0.95

1	“Other Expenses” are based on estimates for the current fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, extraordinary expenses, and expenses related to the deferred compensation plan) exceed 0. 95% of the average daily net assets through 10/31/09 . In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years
97	371

NOVEMBER 1, 2008   13

JPMorgan Value Discovery Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will be invested primarily in equity securities of large U.S. companies. These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations. Market capitalization is the total market value of a company’s shares.

The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to realize their intrinsic value per share.

The Fund invests primarily in common stocks, convertible securities (debt and preferred stocks that are convertible into common stock within a particular period of time at a specified price or formula), preferred stock, warrants and rights, real estate investment trusts (REITs), depositary receipts and exchange traded funds (ETFs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. Depositary receipts in which the Fund may invest will represent interests in securities of both developed and emerging markets. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

With respect to its use of derivatives, the Fund intends to invest in options on securities. In particular, the Fund intends to buy and sell both call and put options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy (in the case of a call) or sell (in the case of a put) the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon the exercise of the option to deliver the underlying security (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). The Fund will sell primarily covered options. A call option is covered if the writer owns the underlying security or has the right to acquire such securities. A put option is covered if the writer segregates or earmarks permissible collateral equal to the exercise price.

Options contracts can be bought or sold for a number of reasons, including:

•	to manage exposure to changes in securities prices;

•	as an efficient means of increasing or decreasing overall fund exposure to a specific part of the market or an index;

•	in an effort to enhance income;

•	to protect the value of portfolio securities;

•	to increase the return to risk ratio for a particular investment; or

•	to serve as a cash management tool.

When the Fund sells an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received. When a call option sold by the Fund is exercised, the Fund will receive the premium but will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities’ value above that price. When a put option sold by the Fund is exercised, the Fund will be required to purchase the underlying securities at the exercise price.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

14   JPMORGAN U.S. EQUITY FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser seeks to generate returns in excess of the returns of the Russell 1000® Value Index over a complete market cycle. The adviser employs fundamental analysis and a disciplined valuation approach to identify investment opportunities where the upside potential of the investment outweighs the downside risk. This approach helps the adviser to identify companies with leading competitive positions, management teams committed to increasing shareholder value, and attractive internal reinvestment opportunities (i.e., the company has the ability to allocate its free cash flows to organic growth opportunities with attractive potential profit margins). The Fund will also utilize non-traditional securities such as options and convertible securities to enhance its potential payoff, alter the Fund’s risk profile or generate income for the Fund. The use of these securities can increase the opportunity set of attractive investments for the Fund.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or the discovery of new investment opportunities with higher expected returns. Finally, the adviser may also sell a security that the adviser no longer considers undervalued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Options Risk.  There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will

NOVEMBER 1, 2008   15

JPMorgan Value Discovery Fund (continued)

exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even is the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their intrinsic value, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Preferred Stock Risk.  Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of

16   JPMORGAN U.S. EQUITY FUNDS

the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk.  The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities and Emerging Market Risks.  To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 29–3 4 .

The Fund’s Performance

The Fund commenced operations on September 28, 2007 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 1000® Value Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   17

JPMorgan Value Discovery Fund (continued)

Investor Expenses for Select Class Shares

The expenses for Select Class Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Select Class assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.25
Other Expenses[1]	5.91
Acquired Fund Fees and Expenses[2]	0.01

Total Annual Operating Expenses[3,4]	6.82
Fee Waivers and Expense Reimbursements[4]	(5.86)

Net Expenses[4]	0.96

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Select Class Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.95% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 6.81% and Net Expenses would have been 0.95% of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
98	1,491	2,834	5,984

18   JPMORGAN U.S. EQUITY FUNDS

The Funds’ Management and Administration

The Funds are series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 6/30/08, the Funds paid JPMIM a management fee (net of waivers), as shown below, as a percentage of average daily net assets:

Dynamic Growth Fund	0.00%
Dynamic Small Cap Core Fund	0.00
Intrinsic Value Fund	0.00
Value Discovery Fund	0.00

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for each Fund is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Dynamic Growth Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Greg Luttrell, Vice President of JPMIM. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Luttrell joined the adviser in September 2007 after having worked as a portfolio manager at Teachers Advisors, Inc., a subsidiary of Teachers Insurance and Annuity Association (TIAA), since 2001.

Dynamic Small Cap Core Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones and Gary Schnierow, Vice President of JPMIM. Mr. Schnierow, a CFA charterholder, is an analyst in the U.S. Equity Research Group and has been a portfolio manager since 200 5 . He was previously an analyst with the firm since 2000. Information about Mr. Jones is provided above.

Intrinsic Value Fund

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. He has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Prior to joining JPMorgan, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and at Oppenheimer Capital from 1991 until 2000.

Value Discovery Fund

The portfolio management team is led by Brian K. Green, Vice President and a CFA charterholder, and Robert W. Jacob, Vice President and a CFA charterholder. Mr. Green has been a portfolio manager since 1998 and an employee of JPMIM or its affiliates since 1994. Mr. Jacob has been a portfolio manager since 1998 and an employee of JPMIM or its affiliates since 1995. They co-manage a U.S. Large Cap Value Equity Strategy offered to separate accounts.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

NOVEMBER 1, 2008   19

The Funds’ Management and Administration (continued)

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

20   JPMORGAN U.S. EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

•	Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group

NOVEMBER 1, 2008   21

How to Do Business with the Funds (continued)

of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at

22   JPMORGAN U.S. EQUITY FUNDS

amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. A Financial Intermediary may impose different investment minimums. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class accounts of former One Group Funds opened on or before February 18, 2005 are subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors, trustees, retirees and employees and their immediate families, of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

If you are purchasing directly from the Funds, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

NOVEMBER 1, 2008   23

How to Do Business with the Funds (continued)

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to the JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of
the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for

24   JPMORGAN U.S. EQUITY FUNDS

networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of the Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the Fund. Certain JPMorgan Funds are closed to new investors (including through exchange), and shareholders should refer to the prospectus of the Fund into which they wish to exchange for eligibility requirements.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

NOVEMBER 1, 2008   25

How to Do Business with the Funds (continued)

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days’ advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

26   JPMORGAN U.S. EQUITY FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deduct s any expenses and then pay s out the earnings, if any, to shareholders as distributions.

The Dynamic Growth Fund, Dynamic Small Cap Core Fund and Intrinsic Value Fund generally distribute net investment income, if any, at least annually. The Value Discovery Fund generally distributes net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gain s , if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income will be taxable generally to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will be limited generally to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares ). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

A Fund’s investments in certain REIT securities, debt obligations and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold , including when it is not advantageous to do so. A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

NOVEMBER 1, 2008   27

Shareholder Information (continued)

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represent s of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

28   JPMORGAN U.S. EQUITY FUNDS

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• To the extent a Fund purchases securities in initial public offerings (IPOs), the Fund may be subject to additional risk since the prices of securities sold in IPOs may be more volatile than the prices of other securities and information about the issuers may be limited. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than at times when it is able to do so, and impact of IPOs on the Fund’s performance will generally decrease as the Fund grows
• Each Fund is non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the section titled “What are the Fund’s main investment strategies?”, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality , short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

NOVEMBER 1, 2008   29

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
	• Most bonds will rise in value when interest rates fall • Debt securities have generally outperformed money market instruments over the long-term with less risk than stocks	• Each Fund seeks to limit risk and enhance performance through active management

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal
• Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

30   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Fund s which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Funds’ investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets, and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if the management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; the Funds may also use derivatives in an effort to produce increased income or gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage , except for the Intrinsic Value Fund , they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the leverage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

NOVEMBER 1, 2008   31

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns
• The Funds anticipate that total foreign investments will not exceed 20% of total assets (35% of the total assets of the Intrinsic Value Fund)

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

32   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
•  Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short-term trading
•  Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

NOVEMBER 1, 2008   33

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities and forward commitments
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desire d	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality , short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

34   JPMORGAN U.S. EQUITY FUNDS

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NOVEMBER 1, 2008   35

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund s’ financial statements, are included in the Fund s’ annual report, which is available upon request.

Select Class

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Dynamic Growth Fund
November 30, 2007 (e) through June 30, 2008	$15.00	$(0.03)	$(0.87)	$(0.90)	$(0.01)

JPMorgan Dynamic Small Cap Core Fund
November 30, 2007 (e) through June 30, 2008	15.00	(0.04)	(2.55)	(2.59)	(0.01)

JPMorgan Intrinsic Value Fund
February 28,2008 (e) through June 30, 2008	15.00	0.06	(1.58)	(1.52)	—

JPMorgan Value Discovery Fund
September 28, 2007 (e) through June 30, 2008	15.00	0.10	(3.06)	(2.96)	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Includes earnings credits of 0.11%.

(g)	Due to size of net assets and fixed expenses, ratios may appear disproportionate.

36   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$14.09	(6.02)%	$2,608	1.00%	$(0.35)	$7.11	(g)	24%

12.40	(17.30)	2,295	1.25	(0.55)	7.38	(g)	76

13.48	(10.13)	2,560	0.95	1.28	9.80	( g)	29

11.94	(19.76)	2,226	0.95 (f)	1.05	6.81	(g)	42

NOVEMBER 1, 2008   37

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Funds whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached f und-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

38   JPMORGAN U.S. EQUITY FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Funds’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Funds is 811-21295

©JPMorgan Chase & Co., 2008 All rights reserved. November 2008.

PR-EQSEEDS-1108

PROSPECTUS NOVEMBER 1, 2008

JPMorgan

U.S. Equity

Funds

Class R5 Shares

JPMorgan Dynamic Growth Fund
JPMorgan Dynamic Small Cap Core Fund
JPMorgan Intrinsic Value Fund
JPMorgan Value Discovery Fund

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS

JPMorgan Dynamic Growth Fund	1
JPMorgan Dynamic Small Cap Core Fund	4
JPMorgan Intrinsic Value Fund	8
JPMorgan Value Discovery Fund	1 4
The Funds’ Management and Administration	1 9
How to Do Business with the Funds	2 1
Purchasing Fund Shares	2 1
Networking and Sub-Transfer Agency Fees	2 4
Exchanging Fund Shares	2 4
Redeeming Fund Shares	2 4
Shareholder Information	2 6
Distributions and Taxes	2 6
Shareholder Statements and Reports	27
Availability of Proxy Voting Record	2 7
Portfolio Holdings Disclosure	2 7
Risk and Reward Elements for the Funds	2 8
Financial Highlights	3 4
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	3 6
How to Reach Us	Back cover

JPMorgan Dynamic Growth Fund

What is the goal of the Fund?

The Fund seeks long-term capital growth.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests primarily in equity securities of large capitalization companies. Large cap companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Market capitalization is the total market value of a company’s shares. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

The Fund’s adviser, J.P. Morgan Investment Management Inc. (JPMIM), will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while attempting to maintain a moderate risk profile.

Although the Fund will invest primarily in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities, including depositary receipts.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. Growth companies purchased for the Fund include those with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

NOVEMBER 1, 2008   1

JPMorgan Dynamic Growth Fund (continued)

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Growth Investing Risk. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value . The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Foreign Securities Risk.  To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment and less stringent investor protection and disclosure standards of some foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 28 – 33 .

The Fund’s Performance

The Fund commenced operations on November 30, 2007 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 1000® Growth Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

2   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees	0.60
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0.05
Other Expenses[1]	6.25
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	6.91
Fee Waivers and Expense Reimbursements[4]	(6.10)
Net Expenses[4]	0.81

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 6.90% and Net Expenses would have been 0.80% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
YOUR COST ($) (with or without redemption)	83	1,495	2,854	6,031

NOVEMBER 1, 2008   3

JPMorgan Dynamic Small Cap Core Fund

What is the goal of the Fund?

The Fund seeks capital growth over the long-term.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small capitalization companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. Market capitalization is the total market value of a company’s shares. The Fund invests primarily in common stocks. To the extent that the adviser identifies attractive opportunities, the Fund may purchase a significant portion of its Assets in equity securities sold in initial public offerings (IPOs).

The Fund’s adviser, JPMIM, will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark, while attempting to maintain a moderate risk profile.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower

Investment Process

In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify quality small cap companies. We look for companies that appear to be undervalued and/or have the potential to grow their intrinsic price per share. Specifically, we look for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth. The adviser makes specific purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the stock and industry insights of the adviser’s research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or new investment opportunities with higher expected returns emerge to displace existing portfolio holdings with lower expected returns. Finally, the adviser may also sell a security which the adviser no longer considers reasonably valued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its

4   JPMORGAN U.S. EQUITY FUNDS

objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Small Cap Company Risk.   Investments in small cap companies may be riskier than investments in larger, more established companies. The securities of small cap companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, small cap companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because small companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Initial Public Offerings Risk. IPO securities are subject to many of the same risks as investing in small cap companies. These securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

High Portfolio Turnover Risk.  The Fund may engage in active and frequent trading leading to increased portfolio turnover, higher transaction costs, and the possibility of increased capital gains. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 28 – 33 .

NOVEMBER 1, 2008   5

JPMorgan Dynamic Small Cap Core Fund (continued)

The Fund’s Performance

The Fund commenced operations on November 30, 2007 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 2000® Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

6   JPMORGAN U.S. EQUITY FUNDS

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from class R5 assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0. 05
Other Expenses[1]	6.47
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	7.18
Fee Waivers and Expense Reimbursements[4]	(6.12)
Net Expenses[4]	1.06

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.05% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 7.17% and Net Expenses would have been 1.05% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower .

	1 Year	3 Years	5 Years	10 Years
YOUR COST ($) (with or without redemption)	108	1,568	2,966	6,201

NOVEMBER 1, 2008   7

JPMorgan Intrinsic Value Fund

What is the goal of the Fund?

The Fund seeks total return. Total return may consist of capital appreciation, income from dividends or both.

What are the Fund’s main investment strategies?

Under normal market conditions, the Fund focuses on investing in equity securities of U.S., and to a lesser extent foreign, companies that are available at market prices significantly below the adviser’s estimate of their long term (intrinsic) value and that the adviser believes have the potential to realize that value over time.

The adviser employs an opportunistic strategy to purchase securities across all market capitalizations and style categories. Market capitalization is the total market value of a company’s shares. Although the Fund may invest in securities of companies across market capitalizations, it may at any given time invest a significant portion or all of its assets in companies of one particular market capitalization category, such as large cap or mid cap companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

Although the Fund invests mainly in equity securities of U.S. companies, it is also permitted to invest up to 35% of its total assets in securities of non-U.S. companies, including depositary receipts. The foreign companies will be located in both developed countries and countries with emerging markets. Developed countries generally include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the other countries of western Europe. Emerging markets include most of the other countries in the world.

As noted above, the Fund invests mainly in equity securities, including common stocks, convertible securities (debt and preferred stocks that are convertible into common stock within a particular period of time at a specified price or formula), preferred stock, and warrants and rights. The Fund may also invest in other investment companies and real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest up to 25% of its total assets in the securities of companies which the adviser believes to be significantly undervalued due to the distress of the underlying companies, but which present attractive risk-reward characteristics. These companies typically are experiencing financial or operating difficulties or are operating in troubled industries, often are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy. These investments may be equity securities (such as preferred stock) or domestic debt securities (including lower rated or defaulted debt securities or comparable unrated debt securities). The adviser may invest in a debt security when it believes that it offers a more attractive way to get exposure to a particular company. Generally, however, such investments will be made to achieve capital appreciation, rather than to seek income.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

As a part of its overall strategy, the Fund intends to invest in options on securities. In particular, the Fund intends to buy and sell both call and put options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy (in the case of a call) or sell (in the case of a put) the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon the exercise of the option to deliver the underlying security (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). The Fund may write (sell) covered call and put options. A call option is covered if the writer owns the underlying security or has the right to acquire such securities. A put option is covered if the writer segregates or earmarks permissible collateral equal to the exercise price.

Options contracts can be bought or sold for a number of reasons, including:

•	to manage exposure to changes in securities prices;

•	as an efficient means of increasing or decreasing overall fund exposure to a specific part of the market or an index;

•	in an effort to enhance income;

•	to protect the value of portfolio securities;

•	to increase the return to risk ratio for a particular investment; or

•	to reflect the adviser’s view of a security without taking on the full risk of owning the security.

When the Fund sells an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received. When a call option sold by the Fund is exercised, the Fund will

8   JPMORGAN U.S. EQUITY FUNDS

receive the premium but will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities’ value above that price. When a put option sold by the Fund is exercised, the Fund will be required to purchase the underlying securities at the exercise price. The Fund may purchase or write options in combination with each other or with other instruments to advance the adviser’s strategy.

When the adviser has not identified sufficient attractive equity or debt investments, the Fund may invest up to 35% of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements. For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in these instruments. These investments may prevent the Fund from meeting its investment objective.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser employs a disciplined process that combines fundamental research, systematic valuation and stock selection to identify securities of companies that are priced significantly below the adviser’s estimate of long term value (generally three to five years) at the time of purchase. In choosing securities, the adviser focuses on the market price of a company’s securities relative to the adviser’s own evaluation of the company’s long-term value. The adviser’s strategy is to invest in companies whose normalized operating income and prospects are not reflected in the current market price. The market price may be undervalued for various reasons, including poor operating conditions in the short-to-intermediate term, temporary or cyclical circumstances, or the market’s belief that the company will not be able to sustain a current positive position in the long-term. This investment approach is designed to identify companies with long-term potential and to avoid investment pitfalls encountered in short-term securities valuations.

With respect to research and valuation, the adviser is able to leverage the resources and insights of its U.S. and global research analysts, as well as the independent research of the equity portfolio managers that serve on various asset class teams. With respect to stock selection, the portfolio managers will invest in securities which they believe offer the highest long-term returns with an appropriate level of risk. The Fund will also utilize non-traditional securities such as options and convertible securities to enhance the Fund’s risk-adjusted returns, alter the Fund’s risk profile or generate income for the Fund.

The holding period of any individual security generally will be determined by the time it takes the market to recognize its fair value, and the adviser may sell a security when, in the adviser’s opinion,

•	the long term target value is met,

•	the security no longer meets the original investment thesis, or

•	when a superior investment opportunity becomes available.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock

NOVEMBER 1, 2008   9

JPMorgan Intrinsic Value Fund (continued)

market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Investment Time Horizon Risk.  Because of the Fund’s long-term investment focus, investors must be willing to accept a longer time horizon than required with other mutual funds and greater style and performance variation.

Foreign Securities and Emerging Market Risks.  To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

The Fund’s investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Options Risk.  There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even is the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

10   JPMORGAN U.S. EQUITY FUNDS

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Value Investing Risk.   Value investing attempts to identify companies that, according to the adviser’s estimate of their intrinsic value, are undervalued. The adviser selects stocks at prices that it believes are low relative to the adviser’s long-term view of the security’s value. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that invest in other types of stocks or that have a broader investment style.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Credit Risk.  There is a risk that issuers and counterparties will not make payments on securities and investments held by the Fund. Such default could result in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult for the Fund to sell the security. In addition to high yield securities, the Fund may invest in securities in the lowest investment grade category. Such securities also are considered to have speculative characteristics similar to high yield securities, and issuers of such securities are more vulnerable to changes in economic conditions than issuers of higher grade securities.

Lower-Rated or Defaulted Securities Risk.  The Fund may invest in lower-rated or defaulted, high risk securities (also known as junk bonds) which are considered to be speculative. These investments may be issued by companies which are highly leveraged, less creditworthy or financially distressed. Although these investments generally provide a higher yield than higher-rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to

NOVEMBER 1, 2008   11

JPMorgan Intrinsic Value Fund (continued)

greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly. The risk that the Fund may lose its entire investment in defaulted bonds is greater in comparison to investing in non-defaulted bonds.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Investment Company Risk.  To the extent that the Fund invests in shares of another investment company, shareholders may bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. Because JPMIM or its affiliates may provide services to and receive fees from some of the underlying funds, investments in these underlying fund s benefit JPMIM and its affiliates.

Risk Associated with the Fund Holding Cash.  Although the Fund seeks to be fully invested, it may at times hold some of its assets in cash or cash equivalents, which may hurt the Fund’s performance.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 28 – 33 .

The Fund’s Performance

The Fund commenced operations on February 28, 2008 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the S&P 500 Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

12   JPMORGAN U.S. EQUITY FUNDS

Estimated Investor Expenses for Class R5 Shares

The estimated expenses for Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from Class R5 assets)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0. 05
Other Expenses[1]	0.37
Total Annual Operating Expenses	1.07
Fee Waivers and Expense Reimbursements[2]	(0.32)
Net Expenses[2]	0 . 75

1	“Other Expenses” are based on estimates for the current fiscal year.

2	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, extraordinary expenses, and expenses related to the deferred compensation plan) exceed 0.75 % of the average daily net assets through 10 / 31 /09. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10 / 31 /09 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower .

	1 Year	3 Years
YOUR COST ($) (with or without redemption)	77	309

NOVEMBER 1, 2008   13

JPMorgan Value Discovery Fund

What is the goal of the Fund?

The Fund seeks long-term capital appreciation.

What are the Fund’s main investment strategies?

Under normal circumstances, the Fund will be invested primarily in equity securities of large U.S. companies. These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations. Market capitalization is the total market value of a company’s shares.

The Fund’s adviser invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to realize their intrinsic value per share.

The Fund invests primarily in common stocks, convertible securities (debt and preferred stocks that are convertible into common stock within a particular period of time at a specified price or formula), preferred stock, warrants and rights, real estate investment trusts (REITs), depositary receipts and exchange traded funds (ETFs). REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate. Depositary receipts in which the Fund may invest will represent interests in securities of both developed and emerging markets. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad market indexes, but more specific indexes as well, including those relating to particular sectors, markets, regions and industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund’s income or gain.

With respect to its use of derivatives, the Fund intends to invest in options on securities. In particular, the Fund intends to buy and sell both call and put options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy (in the case of a call) or sell (in the case of a put) the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon the exercise of the option to deliver the underlying security (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). The Fund will sell primarily covered options. A call option is covered if the writer owns the underlying security or has the right to acquire such securities. A put option is covered if the writer segregates or earmarks permissible collateral equal to the exercise price.

Options contracts can be bought or sold for a number of reasons, including:

•	to manage exposure to changes in securities prices;

•	as an efficient means of increasing or decreasing overall fund exposure to a specific part of the market or an index;

•	in an effort to enhance income;

•	to protect the value of portfolio securities;

•	to increase the return to risk ratio for a particular investment; or

•	to serve as a cash management tool.

When the Fund sells an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received. When a call option sold by the Fund is exercised, the Fund will receive the premium but will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities’ value above that price. When a put option sold by the Fund is exercised, the Fund will be required to purchase the underlying securities at the exercise price.

For cash management or temporary defensive purposes, the Fund may invest any portion of its total assets in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments or repurchase agreements.

The Fund’s Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

14   JPMORGAN U.S. EQUITY FUNDS

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Investment Process

In managing the Fund, the adviser seeks to generate returns in excess of the returns of the Russell 1000® Value Index over a complete market cycle. The adviser employs fundamental analysis and a disciplined valuation approach to identify investment opportunities where the upside potential of the investment outweighs the downside risk. This approach helps the adviser to identify companies with leading competitive positions, management teams committed to increasing shareholder value, and attractive internal reinvestment opportunities (i.e., the company has the ability to allocate its free cash flows to organic growth opportunities with attractive potential profit margins). The Fund will also utilize non-traditional securities such as options and convertible securities to enhance its potential payoff, alter the Fund’s risk profile or generate income for the Fund. The use of these securities can increase the opportunity set of attractive investments for the Fund.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals, a change in the original reason for purchase of an investment, or the discovery of new investment opportunities with higher expected returns. Finally, the adviser may also sell a security that the adviser no longer considers undervalued.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund’s Main Investment Risks

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund. The Fund is subject to management risk because it is an actively managed fund. The Fund may not achieve its objective if the adviser’s expectations regarding particular securities or markets are not met.

Equity Market Risk.  The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

Derivatives Risk.  The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Many derivatives will give rise to a form of leverage. As a result, the Fund may be more volatile than if the F und had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund’s potential for loss.

Options Risk.  There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will

NOVEMBER 1, 2008   15

JPMorgan Value Discovery Fund (continued)

exist for any particular option at a particular time, especially when the Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even is the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for a Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired. Although the Fund will attempt to enter into option transactions with creditworthy parties, the Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly when the Fund utilizes over-the-counter options. Because option premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Smaller Cap Company Risk.  Investments in mid cap and small cap companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the Fund’s investments.

Value Investing Risk.  Value investing attempts to identify companies that, according to the adviser’s estimate of their intrinsic value, are undervalued. The adviser selects stocks at prices that it believes are temporarily low relative to factors such as the company’s earnings, cash flow or dividends. A value stock may decrease in price or may not increase in price as anticipated by the adviser if other investors fail to recognize the company’s value or the factors that the adviser believes will cause the stock price to increase do not occur. The Fund’s performance may be better or worse than the performance of equity funds that focus on growth stocks or that have a broader investment style.

Preferred Stock Risk.  Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Convertible Securities Risk.  A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities

16   JPMORGAN U.S. EQUITY FUNDS

generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Real Estate Securities Risk.  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

ETF and Investment Company Risk.  The Fund may invest in shares of another investment company. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company. The price movement of an ETF may not track the underlying index and may result in a loss.

Foreign Securities and Emerging Market Risks.  To the extent that the Fund invests in foreign securities, these investments may be riskier than investments in U.S. securities. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets, all of which could adversely affect the Fund’s investments in a foreign country. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the Fund’s yield on those securities would be decreased.

Non-Diversified Fund Risk.  Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Temporary Defensive Position Risk.  To respond to unusual circumstances or for cash management purposes, the Fund may invest up to 100% of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may prevent the Fund from meeting its investment objective.

Risk/Return Summary

For a more detailed discussion of the Fund’s main risks, as well as Fund strategies, please see pages 28 – 33 .

The Fund’s Performance

The Fund commenced operations on September 28, 2007 and therefore, has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund.1 An appropriate broad-based securities market index, such as the Russell 1000® Value Index, will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   17

JPMorgan Value Discovery Fund (continued)

Investor Expenses for Class R5 Shares

The expenses of Class R5 Shares (including acquired fund fees and expenses) before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(Expenses that are deducted from CLASS R5 ASSETS)

Management Fees	0.65
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees	0. 05
Other Expenses[1]	5.91
Acquired Fund Fees and Expenses[2]	0.01
Total Annual Operating Expenses[3,4]	6.62
Fee Waivers and Expense Reimbursements[4]	(5.86)
Net Expenses[4]	0.76

1	“Other Expenses” have been calculated based on the actual other expenses incurred in the most recent fiscal year.

2	“Acquired Fund Fees and Expenses” are based on the allocation of the Fund’s assets among the acquired funds calculated on a daily basis through the Fund’s last fiscal year end. This amount reflects the allocation only through the fiscal year ending 6/30/08. “Acquired Fund Fees and Expenses” will vary with changes in the expenses of the acquired funds as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

3	The Total Annual Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

4	JPMIM, the Fund’s Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses of Class R5 Shares (excluding Acquired Fund Fees and Expenses, dividend expenses relating to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.75% of their average daily net assets through 10/31/09. Without the Acquired Fund Fees and Expenses, the Total Annual Operating Expenses would have been 6.61% and Net Expenses would have been 0.75% of the average daily net assets for Class R5 Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

Example

The example below is intended to help you compare the cost of investing in Class R5 Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/09 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class R5 Shares and your actual costs may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
YOUR COST ($) (with or without redemption)	78	1,435	2,750	5,853

18   JPMORGAN U.S. EQUITY FUNDS

The Funds’ Management and Administration

The Funds are series of JPMorgan Trust I, a Delaware statutory trust (the Trust). The Trust is governed by trustees who are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

The Funds’ Investment Adviser

J.P. Morgan Investment Management Inc. (JPMIM) acts as investment adviser to the Funds and makes day-to-day investment decisions for the Funds.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMIM is located at 245 Park Avenue, New York, NY 10167.

During the most recent fiscal year ended 6/30/08, the Funds paid JPMIM a management fee (net of waivers), as shown below, as a percentage of average daily net assets:

Dynamic Growth Fund	0.00%
Dynamic Small Cap Core Fund	0.00
Intrinsic Value Fund	0.00
Value Discovery Fund	0.00

A discussion of the basis the Board of Trustees of the Trust used in reapproving the investment advisory agreement for each Fund is available in the semi-annual report for the most recent fiscal period ended December 31.

The Portfolio Managers

Dynamic Growth Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Greg Luttrell, Vice President of JPMIM. Mr. Jones is the chief investment officer of the U.S. Equity Growth and Small Cap team and has worked as a portfolio manager with JPMIM and its various affiliates (or their predecessors) since 1982. Mr. Luttrell joined the adviser in September 2007 after having worked as a portfolio manager at Teachers Advisors, Inc., a subsidiary of Teachers Insurance and Annuity Association (TIAA), since 2001.

Dynamic Small Cap Core Fund

The portfolio management team is led by Christopher Mark Vyvyan Jones and Gary Schnierow, Vice President of JPMIM. Mr. Schnierow, a CFA charterholder, is an analyst in the U.S. Equity Research Group and has been a portfolio manager since 200 5 . He w as previously an analyst with the firm since 2000. Information about Mr. Jones is provided above.

Intrinsic Value Fund

Alan Gutmann, Vice President of JPMIM, serves as the portfolio manager for the Fund. He has worked as a portfolio manager with JPMIM or one of its affiliates since 2003 when he joined the firm. Prior to joining JPMorgan, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and at Oppenheimer Capital from 1991 until 2000.

Value Discovery Fund

The portfolio management team is led by Brian K. Green, Vice President and a CFA charterholder, and Robert W. Jacob, Vice President and a CFA charterholder. Mr. Green has been a portfolio manager since 1998 and an employee of JPMIM or its affiliates since 1994. Mr. Jacob has been a portfolio manager since 1998 and an employee of JPMIM or its affiliates since 1995. They co-manage a U.S. Large Cap Value Equity Strategy offered to separate accounts.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

NOVEMBER 1, 2008   19

The Funds’ Management and Administration (continued)

The Funds’ Administrator

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all Funds (excluding funds of funds and money market funds) in the JPMorgan Funds Complex plus 0.075% of average daily net assets of such funds over $25 billion.

The Funds’ Shareholder Servicing Agent

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds’ shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class R5 Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

The Funds’ Distributor

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

20   JPMORGAN U.S. EQUITY FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Who can buy shares?

Class R5 Shares of the Funds may be purchased by retirement plans. Retirement plans that are eligible to purchase shares only include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. To be eligible, shares must be held through plan level or omnibus accounts held on the books of the Fund. Shares may also be purchased by current or future JPMorgan SmartRetirement Funds.

Class R5 Shares generally are not available to nonretirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 401(k) plans, individual 403(b) plans and 529 college savings plans.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. See “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures

NOVEMBER 1, 2008   21

How to Do Business with the Funds (continued)

will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund’s investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Boards. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before

22   JPMORGAN U.S. EQUITY FUNDS

4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds most appropriate for you. The Funds may issue other classes of shares that have different sales charges, expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes.

Decide how much you want to invest.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-R5)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

NOVEMBER 1, 2008   23

How to Do Business with the Funds (continued)

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-R5)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class R5 Shares may not be exchanged for other JPMorgan Funds or other classes of the Fund. If individual plan participants would like to rollover their interest in Fund shares into an IRA, they can rollover into the Fund’s Class A Shares or into another available class in which they are eligible to invest.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

24   JPMORGAN U.S. EQUITY FUNDS

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If a Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order.

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice. You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2008   25

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

Each Fund can earn income and realize capital gain. Each Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Dynamic Growth Fund, Dynamic Small Cap Core Fund and Intrinsic Value Fund generally distribute net investment income, if any, at least annually. The Value Discovery Fund generally distributes net investment income, if any, at least quarterly. The Funds will distribute their net realized capital gains , if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period and other requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

With respect to taxable shareholders, if you buy shares just before distribution, you will pay tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gain earned by a Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

A Fund’s investment in foreign securities may be subject to foreign withholding taxes and other taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investment in certain foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the distributions.

A Fund’s investments in certain REIT securities, debt obligations and derivative instruments may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so . A Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

26   JPMORGAN U.S. EQUITY FUNDS

The extent to which a Fund can invest in MLPs is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to a Fund and its shareholders.

The dates on which dividends and capital gain, if any, will be distributed are available online at www.jpmorganfunds.com .

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the applicable investment adviser. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

Each of the Funds will disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 largest portfolio holdings represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than 10 calendar days after month end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance are also posted on the JPMorgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2008   27

Risk and Reward Elements for the Funds

This table discusses the main elements that may make up the Fund’s overall risk and reward characteristics. It also outlines each Fund’s policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting equity securities

•  Each Fund’s share price and performance will fluctuate in response to stock market movements
• The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates
• Adverse market, economic, political or other conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a Fund from achieving its investment objective
• To the extent a Fund purchases securities in initial public offerings (IPOs), the Fund may be subject to additional risk since the prices of securities sold in IPOs may be more volatile than the prices of other securities and information about the issuers may be limited. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than at times when it is able to do so, and impact of IPOs on the Fund’s performance will generally decrease as the Fund grows
•  Each Fund is non-diversified, which means that a relatively high percentage of each Fund’s assets may be invested in a limited number of issuers. Therefore, its performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers
• Stocks have generally outperformed more stable investments (such as bonds and cash equivalents) over the long term
•  Under normal circumstances each Fund plans to remain fully invested in accordance with its policies and the Fund may invest uninvested cash in affiliated money market funds; in addition to the securities described in the section titled “What are the Fund’s main investment strategies?”, equity securities may include convertible securities[1], preferred stocks[2], depositary receipts, (such as American Depositary Receipts and European Depositary Receipts), trust or partnership interests, warrants and rights[3] and investment company securities
• Each Fund seeks to limit risk and enhance performance through active management and/or diversification
• During severe market downturns, each Fund has the option of investing up to 100% of its total assets in high quality , short-term instruments

1	Convertible securities are bonds or preferred stock that can convert to common stock.

2	Preferred stock is a class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.

3	Warrants and rights are securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.

28   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Market conditions affecting debt securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
	• Most bonds will rise in value when interest rates fall • Debt securities have generally outperformed money market instruments over the long-term with less risk than stocks	• Each Fund seeks to limit risk and enhance performance through active management

Credit quality
•  The default of an issuer would leave a Fund with unpaid interest or principal • Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid and may be more difficult to value
• Investment-grade bonds have a lower risk of default • Junk bonds offer higher yields and higher potential gains
•  Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
• The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

Management choices
• A Fund could underperform its benchmark due to its securities and asset allocation choices	• A Fund could outperform its benchmark due to these same choices	• The adviser focuses its active management on securities selection, the area where it believes its commitment to research can most enhance returns and manage risks in a consistent way

NOVEMBER 1, 2008   29

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Derivatives*
•  Derivatives such as futures, options, swaps, and forward foreign currency contracts[1] that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to a Fund that would not have otherwise occurred
• A Fund may have difficulty exiting a derivatives position
• Derivatives used for risk management or to increase a Fund’s income or gain may not have the intended effects and may result in losses or missed opportunities
• The counterparty to a derivatives contract could default
• Derivatives that involve leverage could magnify losses
• Certain types of derivatives involve costs to the Fund s which can reduce returns
• Segregated or earmarked assets and collateral accounts established in connection with derivatives may limit the Funds’ investment flexibility
• Derivatives used for non-hedging purposes could cause losses that exceed the original investment
• Derivatives may, for tax purposes, affect the character of gain and loss realized by a Fund, accelerate recognition of income to a Fund, affect the holding period of a Fund’s assets, and defer recognition of certain of a Fund’s losses

•  Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
• A Fund could make money and protect against losses if the management’s analysis proves correct
• Derivatives that involve leverage could generate substantial gains at low cost

•  The Funds use derivatives for hedging and for risk management (i.e., to establish or adjust exposure to particular securities, markets or currencies); risk management may include management of a Fund’s exposure relative to its benchmark; the Funds may also use derivatives in an effort to produce increased income or gain
• A Fund only establishes hedges that it expects will be highly correlated with underlying positions
• While the Funds may use derivatives that incidentally involve leverage, except for the Intrinsic Value Fund, they do not use them for the specific purpose of leveraging their portfolios
• A Fund segregates or earmarks liquid assets to cover its derivatives and offset a portion of the le verage risk

*	The Funds are not subject to registration or regulation as a “commodity pool operator” as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

1	A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

30   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Foreign investments
•  Currency exchange rate movements could reduce gains or create losses
• A Fund could lose money because of foreign government actions, political instability or lack of adequate and accurate information
• Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

•  Favorable exchange rate movements could generate gains or reduce losses
• Foreign investments, which represent a major portion of the world’s securities, offer attractive potential performance and opportunities for diversification
• Emerging markets can offer higher returns
• The Funds anticipate that total foreign investments will not exceed 20% of total assets (35% of the total assets of the Intrinsic Value Fund)

Real Estate Investment Trusts (REITs)[1]

•  The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests
• The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties
• REITs may be more volatile and/or more illiquid than other types of equity securities
• If a REIT fails to distribute its required taxable income or to satisfy the other requirements of REIT status, it would be taxed as a corporation, and amounts available for distribution to shareholders (including a Fund) would be reduced by any corporate taxes payable by the REIT

•  A Fund can gain exposure to an additional asset class in order to further diversify its assets
• A Fund may receive current income from its REIT investments
• If a REIT meets the requirements of the Internal Revenue Code, as amended, it will not be taxed on income it distributes to its shareholders; as a result, more income can be distributed by the REIT

•  A Fund’s adviser will carefully evaluate particular REITs before and after investment based on its investment process and will also monitor economic and real estate trends affecting the value of REITs

1	REITs are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

NOVEMBER 1, 2008   31

Risk and Reward Elements for the Funds (continued)

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

Exchange Traded Funds (ETFs) and other investment companies
•  If a Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund’s expenses, but also similar expenses of the investment company
• The price movement of an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss

•   Investments in other investment companies h elp to manage smaller cash flows
• Investing in ETFs offers instant exposure to an index or a broad range of markets, sectors, geographic regions and industries

•  Generally, a Fund’s investments in other investment companies, including ETFs, are subject to the percentage limitations of the Investment Company Act of 1940 (1940 Act)
• Exemptive orders granted to various iShares funds (which are ETFs), other ETFs and their investment advisers by the Securities and Exchange Commission (SEC) permit the Fund to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by a Fund’s adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs
• Under SEC Rule 12d1-1, a Fund may invest in both affiliated and unaffiliated money market funds without limit subject to a Fund’s investment policies and restrictions and the conditions of the rule

Master Limited Partnerships (MLPs)

•  Holders of MLP units have limited control and voting rights, similar to those of a limited partner
• An MLP could be taxed, contrary to its intention, as a corporation, resulting in decreased returns
• MLPs may, for tax purposes, affect the character of the gain and loss realized by a Fund and affect the holding period of a Fund’s assets

•  MLPs can offer attractive returns
• MLPs may offer more attractive yields or potential growth than comparable equity securities
• MLPs offer attractive potential performance and opportunities for diversification

•  A Fund will limit its direct and indirect investments in MLPs to maintain its status as a registered investment company
•  Each Fund anticipates that its total investments in MLPs will not exceed 10% of total assets

Short-term trading
•  Increased trading w ould raise a Fund’s transaction costs
• Increased short-term capital gain distributions w ould raise shareholders’ income tax liability. Such an increase in transaction costs and/or tax liability, if not offset by gain from short-term trading, would reduce the Fund’s returns
	• A Fund could realize gain in a short period of time • A Fund could protect against losses if a stock is overvalued and its value later falls	• The Funds generally avoid short-term trading, except to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity

32   JPMORGAN U.S. EQUITY FUNDS

POTENTIAL RISKS	POTENTIAL REWARDS	POLICIES TO BALANCE RISK AND REWARD

U.S. government and agency securities
•  The value of most debt securities, including government and agency securities, will fall when interest rates rise; the longer a security’s maturity and the lower its credit quality, the more its value typically falls
• Indebtedness of certain government issuers whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers
• Government agency issued mortgage-backed securities (securities representing an interest in, or secured by, a pool of mortgages) involve risk of loss due to payments that occur earlier or later than expected

•  Most bonds will rise in value when interest rates fall
• Government and agency securities have generally outperformed money market instruments over the long-term with less risk than stocks or debt securities of lower quality issuers
• Mortgage-backed securities can offer attractive returns

•  The Funds seek to limit risk and enhance performance through active management
• The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities

When-issued and delayed delivery securities and forward commitments
• When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate or earmark liquid assets	• The Funds can take advantage of attractive transaction opportunities	• The Funds segregate or earmark liquid assets to offset leverage risks

Illiquid holdings
• Each Fund could have difficulty valuing these holdings precisely • Each Fund could be unable to sell these holdings at the time or price desire d	• These holdings may offer more attractive yields or potential growth than comparable widely traded securities
•  No Fund may invest more than 15% of net assets in illiquid holdings
• To maintain adequate liquidity to meet redemptions, each Fund may hold high quality , short-term securities (including repurchase agreements) and may borrow from banks as permitted by law

NOVEMBER 1, 2008   33

Financial Highlights

The financial highlights tables are intended to help you understand the Fund s’ financial performance for the past fiscal period. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Funds ’ financial statements, are included in the Funds ’ annual report, which is available upon request.

Class R5 (f)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Dynamic Growth Fund
November 30, 2007 (e) through June 30, 2008	$15.00	$(0.01)	$(0.87)	$(0.88)	$(0.01)

JPMorgan Dynamic Small Cap Core Fund
November 30, 2007 (e) through June 30, 2008	15.00	(0.03)	(2.55)	(2.58)	(0.01)

JPMorgan Intrinsic Value Fund
February 28,2008 (e) through June 30, 2008	15.00	0.07	(1.58)	(1.51)	—

JPMorgan Value Discovery Fund
September 28, 2007 (e) through June 30, 2008	15.00	0.12	(3.07)	(2.95)	(0.12)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of operations.

(f)	Effective November 30, 2007, Class R shares were renamed Class R5 shares.

(g)	Includes earnings credits of 0.11%.

(h)	Due to size of net assets and fixed expenses, ratios may appear disproportionate.

34   JPMORGAN U.S. EQUITY FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$14.11	(5.88)%	$23	0.80%		(0.15)%	6.90	%(h)	24%

12.41	(17.22)	21	1.05		(0.35)	7.17	( h)	76

13.49	(10.07)	45	0.75		1.48	9.60	( h)	29

11.93	(19.70)	20	0.75	(g)	1.25	6.61	( h)	42

NOVEMBER 1, 2008   35

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the Funds whose shares are offered in this prospectus.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPMorgan Trust II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached f und-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

36   JPMORGAN U.S. EQUITY FUNDS

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HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Funds’ investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Funds’ performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC’s Public Reference Room and ask them to mail you information about the Funds, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

Public Reference Room of the SEC
Washington, DC 20549-0102
1-202-942-8090
Email: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Investment Company Act File No. for the Funds is 811-21295

©JPMorgan Chase & Co., 2008    All rights reserved. November 2008.

PR-EQSEEDR5-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

SmartRetirement

Funds

Class A & Class C Shares

JPMorgan SmartRetirement Income Fund ®
JPMorgan SmartRetirement 2010 Fund SM
JPMorgan SmartRetirement 2015 Fund SM
JPMorgan SmartRetirement 2020 Fund SM
JPMorgan SmartRetirement 2025 Fund SM
JPMorgan SmartRetirement 2030 Fund SM
JPMorgan SmartRetirement 2035 Fund SM
JPMorgan SmartRetirement 2040 Fund SM
JPMorgan SmartRetirement 2045 Fund SM
JPMorgan SmartRetirement 2050 Fund SM

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

CONTENTS

Fund Summaries: Investments, Risk & Performance
JPMorgan SmartRetirement Income Fund	1
JPMorgan SmartRetirement 2010 Fund	8
JPMorgan SmartRetirement 2015 Fund	15
JPMorgan SmartRetirement 2020 Fund	22
JPMorgan SmartRetirement 2025 Fund	29
JPMorgan SmartRetirement 2030 Fund	34
JPMorgan SmartRetirement 2035 Fund	41
JPMorgan SmartRetirement 2040 Fund	46
JPMorgan SmartRetirement 2045 Fund	53
JPMorgan SmartRetirement 2050 Fund	58
More About the Funds	63
Principal Investment Strategies	63
Temporary Defensive Positions	72
Portfolio Turnover	72
How to Do Business with the Funds	73
Purchasing Fund Shares	73
Sales Charges	77
Rule 12b-1 Fees	81
Shareholder Servicing Fees	82
Networking and Sub-Transfer Agency Fees	82
Exchanging Fund Shares	82
Redeeming Fund Shares	83
Shareholder Information	86
Distributions and Taxes	86
Shareholder Statements and Reports	87
Availability of Proxy Voting Record	87
Portfolio Holdings Disclosure	87
Management of the Funds	88
The Adviser, Administrator and Distributor	88
Advisory Fees	88
Additional Compensation to Financial Intermediaries	88
The Fund Managers	88
Financial Highlights	90
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	9 6
Appendix A — Underlying Funds	9 7
How to Reach Us	Back cover

JPMorgan SmartRetirement Income Fund®

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks current income and some capital appreciation.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Income Fund ®
is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) uses an asset allocation strategy designed for investors who are retired or expect to retire soon. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

The Adviser may adjust the Fund’s target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (“SEC”), the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of

NOVEMBER 1, 2008   1

JPMorgan SmartRetirement Income Fund (continued)

investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Securities of Real Estate Companies and REITs Risks. Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund ’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying funds’ investments in

2   JPMORGAN SMARTRETIREMENT FUNDS

foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying funds’ yield on those securities would be decreased.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

NOVEMBER 1, 2008   3

JPMorgan SmartRetirement Income Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement Income Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target Allocation Conservative Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end load, and the performance for Class C Shares reflects the deduction of the contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	1st quarter, 2007	1.84%	Worst Quarter	4th quarter, 2007	–0.16%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –10.09%.

4   JPMORGAN SMARTRETIREMENT FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
CLASS A
Return Before Taxes	0.06	4.01
Return After Taxes on Distributions	(1.33)	2.70
Return After Taxes on Distributions and Sale of Fund Shares	0.15	2.71

CLASS C
Return Before Taxes	3.17	6.42

LEHMAN BROTHERS U.S. AGGREGATE INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

RUSSELL 3000 INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

SMARTRETIREMENT INCOME COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.81	8.97

LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX4,ˆ
(Reflects No Deduction for Taxes)	4.41	6.83

After-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The SmartRetirement Income Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

4	The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   5

JPMorgan SmartRetirement Income Fund (continued)

Fees and Expenses for Class A and Class C Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price[2]	4.50		NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	[3]	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

3	Except for purchases of $1 million or more. Please see “Sales Charges.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees[1]	0.25	0.25
Other Expenses[2]	0. 06	0. 06
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0.5 7	0.5 7

Total Annual Fund Operating Expenses[4]	1. 13	1.63
Fee Waivers and/or Expense Reimbursements[1,5]	(0. 14)	(0. 14)

Net Expenses[5]	0.99	1. 49

1	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

2	“Other Expenses” are based on actual amounts for the most recent fiscal year.

3	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

4	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.42% and 0.92%, respectively, of the average daily net assets of the Class A and Class C Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0.56 % and 1. 06 % of the average daily net assets for Class A and C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

6   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	546	780	1,031	1,751
CLASS C SHARES** ($)	252	501	873	1,921

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	546	780	1,031	1,751
CLASS C SHARES ($)	152	501	873	1,921

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   7

JPMorgan SmartRetirement 2010 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2010 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2010 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a

8   JPMORGAN SMARTRETIREMENT FUNDS

fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Smaller Companies Risk. Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Securities of Real Estate Companies and REITs Risks.  Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when

NOVEMBER 1, 2008   9

JPMorgan SmartRetirement 2010 Fund (continued)

interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund .

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

10   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement 2010 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2010 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end load, and the performance for Class C Shares reflects the deduction of the contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	2.15%	Worst Quarter	4th quarter, 2007	–0.81%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –12.09%.

NOVEMBER 1, 2008   11

JPMorgan SmartRetirement 2010 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
CLASS A
Return Before Taxes	0.12	4.75
Return After Taxes on Distributions	(1.26)	3.37
Return After Taxes on Distributions and Sale of Fund Shares	0.32	3.34

CLASS C
Return Before Taxes	3.33	7.24

LEHMAN BROTHERS U.S. AGGREGATE INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

RUSSELL 3000 INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

SMARTRETIREMENT 2010 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.06	10.13

LIPPER MIXED-ASSET TARGET 2010 FUNDS AVERAGE4,ˆ
(Reflects No Deduction for Taxes)	5.76	8.53

After-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The SmartRetirement 2010 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

4	The performance of the Lipper Mixed-Asset Target 2010 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

12   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Class A and Class C Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price[2]	4.50		NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	[3]	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

3	Except for purchases of $1 million or more. Please see “Sales Charges.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees[1]	0.25	0.25
Other Expenses[2]	0. 12	0. 15
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0.63	0.63

Total Annual Fund Operating Expenses[4]	1. 25	1.7 8
Fee Waivers and/or Expense Reimbursements[1,5]	(0.1 9)	(0. 22)

Net Expenses[5]	1.06	1.56

1	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

2	“Other Expenses” are based on actual amounts for the most recent fiscal year.

3	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

4	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.43% and 0.93%, respectively, of the average daily net assets of the Class A and Class C Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 62 % and 1. 15 % of the average daily net assets for Class A and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   13

JPMorgan SmartRetirement 2010 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	553	811	1,088	1,877
CLASS C SHARES** ($)	259	539	944	2,076

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	553	811	1,088	1,877
CLASS C SHARES ($)	159	539	944	2,076

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

14   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2015 FundSM

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2015 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2015 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or

NOVEMBER 1, 2008   15

JPMorgan SmartRetirement 2015 Fund (continued)

unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Securities of Real Estate Companies and REITs Risks.   Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying

16   JPMORGAN SMARTRETIREMENT FUNDS

properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

NOVEMBER 1, 2008   17

JPMorgan SmartRetirement 2015 Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2015 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2015 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end load, and the performance for Class C Shares reflects the deduction of the contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	2.76%	Worst Quarter	4th quarter, 2007	–1.35%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –14.12%.

18   JPMORGAN SMARTRETIREMENT FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
CLASS A
Return Before Taxes	0.36	5. 54
Return After Taxes on Distributions	(1.01)	4.20
Return After Taxes on Distributions and Sale of Fund Shares	0.56	4.07

CLASS C
Return Before Taxes	3.53	8.02

RUSSELL 3000 INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2015 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.05	11.05

LIPPER MIXED-ASSET TARGET 2015 FUNDS AVERAGE4,ˆ
(Reflects No Deduction for Taxes)	6.02	9.42

After-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The SmartRetirement 2015 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

4	The performance of the Lipper Mixed-Asset Target 2015 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   19

JPMorgan SmartRetirement 2015 Fund (continued)

Fees and Expenses for Class A and Class C Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price[2]	4.50		NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	[3]	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

3	Except for purchases of $1 million or more. Please see “Sales Charges.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees[1]	0.25	0.25
Other Expenses[2]	0. 15	0. 14
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0. 70	0. 70

Total Annual Fund Operating Expenses[4]	1. 35	1. 84
Fee Waivers and/or Expense Reimbursements[1,5]	(0. 22)	(0. 21)

Net Expenses[5]	1.1 3	1.6 3

1	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

2	“Other Expenses” are based on actual amounts for the most recent fiscal year.

3	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

4	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.43% and 0.93%, respectively, of the average daily net assets of the Class A and Class C Shares through 10/3 1 / 0 9. Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 65 % and 1. 14 % of the average daily net assets for Class A and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

20   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	560	838	1,136	1,983
CLASS C SHARES** ($)	266	558	976	2,141

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	560	838	1,136	1,983
CLASS C SHARES ($)	166	558	976	2,141

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   21

JPMorgan SmartRetirement 2020 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2020 FundSM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2020 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes

22   JPMORGAN SMARTRETIREMENT FUNDS

in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying fund s are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.   Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a

NOVEMBER 1, 2008   23

JPMorgan SmartRetirement 2020 Fund (continued)

few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

24   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2020 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2020 Funds Average , an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end load, and the performance for Class C Shares reflects the deduction of the contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	3.32%	Worst Quarter	4th quarter, 2007	–1.76%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –15.91%.

NOVEMBER 1, 2008   25

JPMorgan SmartRetirement 2020 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
CLASS A
Return Before Taxes	0.41	6.19
Return After Taxes on Distributions	(1.14)	4.76
Return After Taxes on Distributions and Sale of Fund Shares	0.43	4.53

CLASS C
Return Before Taxes	3.60	8.69

RUSSELL 3000 INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2020 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.93	11.84

LIPPER MIXED-ASSET TARGET 2020 FUNDS AVERAGE 4,ˆ
(Reflects No Deduction for Taxes)	6.05	9.68

After-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The SmartRetirement 2020 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

4	The performance of the Lipper Mixed-Asset Target 2020 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

26   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Class A and Class C Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price[2]	4.50		NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	[3]	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

3	Except for purchases of $1 million or more. Please see “Sales Charges.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees[1]	0.25	0.25
Other Expenses[2]	0. 18	0. 15
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0.7 4	0.7 4

Total Annual Fund Operating Expenses[4]	1. 42	1. 89
Fee Waivers and/or Expense Reimbursements[1,5]	(0. 25)	(0. 22)

Net Expenses[5]	1.1 7	1.6 7

1	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

2	“Other Expenses” are based on actual amounts for the most recent fiscal year.

3	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

4	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.43% and 0.93%, respectively, of the average daily net assets of the Class A and Class C Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 68 % and 1. 15 % of the average daily net assets for Class A and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   27

JPMorgan SmartRetirement 2020 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	564	856	1,169	2,055
CLASS C SHARES** ($)	270	573	1,001	2,194

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	564	856	1,169	2,055
CLASS C SHARES ($)	170	573	1,001	2,194

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

28   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2025 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2025 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2025 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of

NOVEMBER 1, 2008   29

JPMorgan SmartRetirement 2025 Fund (continued)

economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Securities of Real Estate Companies and REITs Risks.   Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over

30   JPMORGAN SMARTRETIREMENT FUNDS

the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   31

JPMorgan SmartRetirement 2025 Fund (continued)

Fees and Expenses for Class A and Class C Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price[2]	4.50		NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	[3]	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

3	Except for purchases of $1 million or more. Please see “Sales Charges.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees[1]	0.25	0.25
Other Expenses[2]	0.0 3	0. 53
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0.7 0	0.7 0

Total Annual Fund Operating Expenses[4]	1. 23	2.23
Fee Waivers and/or Expense Reimbursements[1,5]	(0. 09)	(0. 59)

Net Expenses[5]	1. 14	1. 64

1	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

2	“Other Expenses” are based on actual amounts for the most recent fiscal year.

3	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

4	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.44% and 0.94%, respectively, of the average daily net assets of the Class A and Class C Shares through 10/ 31 /09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0.5 3 % and 1. 53 % of the average daily net assets for Class A and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

32   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	561	814	1,087	1,864
CLASS C SHARES** ($)	267	641	1,141	2,519

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	561	814	1,087	1,864
CLASS C SHARES ($)	167	641	1,141	2,519

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   33

JPMorgan SmartRetirement 2030 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2030 FundSM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2030 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 2008 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall

34   JPMORGAN SMARTRETIREMENT FUNDS

because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly know n as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.   Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product

NOVEMBER 1, 2008   35

JPMorgan SmartRetirement 2030 Fund (continued)

lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

36   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2030 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2030 Funds Average , an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end load, and the performance for Class C Shares reflects the deduction of the contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	4.42%	Worst Quarter	4th quarter, 2007	–2.49%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –18.34%.

NOVEMBER 1, 2008   37

JPMorgan SmartRetirement 2030 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
CLASS A
Return Before Taxes	1.18	7.33
Return After Taxes on Distributions	0.00	6.11
Return After Taxes on Distributions and Sale of Fund Shares	1.21	5.70

CLASS C
Return Before Taxes	4.51	9.87

RUSSELL 3000 INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2030 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.94	12.82

LIPPER MIXED-ASSET TARGET 2030 FUNDS AVERAGE 4,ˆ
(Reflect No Deduction for Taxes)	6.54	10.47

After-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The SmartRetirement 2030 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

4	The Lipper Mixed-Asset Target 2030 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

38   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Class A and Class C Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price[2]	4.50		NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	[3]	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

3	Except for purchases of $1 million or more. Please see “Sales Charges.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees[1]	0.25	0.25
Other Expenses[2]	0. 18	0. 19
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0.8 2	0.8 2

Total Annual Fund Operating Expenses[4]	1. 50	2.01
Fee Waivers and/or Expense Reimbursements[1,5]	(0. 24)	(0. 25)

Net Expenses[5]	1.2 6	1.7 6

1	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

2	“Other Expenses” are based on actual amounts for the most recent fiscal year.

3	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

4	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.44% and 0.94%, respectively, of the average daily net assets of the Class A and Class C Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 68 % and 1. 19 % of the average daily net assets for Class A and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   39

JPMorgan SmartRetirement 2030 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	573	880	1,210	2,140
CLASS C SHARES** ($)	279	606	1,060	2,318

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	573	880	1,210	2,140
CLASS C SHARES ($)	179	606	1,060	2,318

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

40   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2035 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2035 FundSM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2035 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 2008 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or

NOVEMBER 1, 2008   41

JPMorgan SmartRetirement 2035 Fund (continued)

fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.   Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or

42   JPMORGAN SMARTRETIREMENT FUNDS

financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure, to or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   43

JPMorgan SmartRetirement 2035 Fund (continued)

Fees and Expenses for Class A and Class C Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price[2]	4.50		NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	[3]	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

3	Except for purchases of $1 million or more. Please see “Sales Charges.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees[1]	0.25	0.25
Other Expenses[2]	0.0 8	0. 80
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0. 74	0. 74

Total Annual Fund Operating Expenses[4]	1. 32	2.54
Fee Waivers and/or Expense Reimbursements[1,5]	(0.1 4)	(0. 86)

Net Expenses[5]	1. 18	1. 68

1	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

2	“Other Expenses” are based on actual amounts for the most recent fiscal year.

3	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

4	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.44% and 0.94%, respectively, of the average daily net assets of the Class A and Class C Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0.5 8 % and 1. 80 % of the average daily net assets for Class A and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

44   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	565	836	1,128	1,957
CLASS C SHARES** ($)	271	709	1,273	2,811

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	565	836	1,128	1,957
CLASS C SHARES ($)	171	709	1,273	2,811

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   45

JPMorgan SmartRetirement 2040 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2040 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2040 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser or its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or

46   JPMORGAN SMARTRETIREMENT FUNDS

fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying fund s are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying funds’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying funds’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.   Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a

NOVEMBER 1, 2008   47

JPMorgan SmartRetirement 2040 Fund (continued)

few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

48   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the perfor mance of the Fund’s Class A Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2040 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2040 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end load, and the performance for Class C Shares reflects the deduction of the contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	4.47%	Worst Quarter	4th quarter, 2007	–2.45%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –19.01%.

NOVEMBER 1, 2008   49

JPMorgan SmartRetirement 2040 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
CLASS A
Return Before Taxes	1.29	7.45
Return After Taxes on Distributions	0.06	6.19
Return After Taxes on Distributions and Sale of Fund Shares	1.29	5.78

CLASS C
Return Before Taxes	4.51	9.98

RUSSELL 3000 INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2040 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.94	12.74

LIPPER MIXED-ASSET TARGET 2040 FUNDS AVERAGE4,ˆ
(Reflects No Deduction for Taxes)	6.28	10.79

After-tax returns are shown for only the Class A Shares and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

3	The SmartRetirement 2040 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses, including sales charges, if applicable.

4	The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

50   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Class A and Class C Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price[2]	4.50		NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	[3]	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

3	Except for purchases of $1 million or more. Please see “Sales Charges.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees[1]	0.25	0.25
Other Expenses[2]	0. 22	0. 21
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0.8 3	0.8 3

Total Annual Fund Operating Expenses[4]	1. 55	2.04
Fee Waivers and/or Expense Reimbursements[1,5]	(0. 28)	(0. 27)

Net Expenses[5]	1.2 7	1.7 7

1	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

2	“Other Expenses” are based on actual amounts for the most recent fiscal year.

3	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

4	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.44% and 0.94%, respectively, of the average daily net assets of the Class A and Class C Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 72 % and 1. 21 % of the average daily net assets for Class A and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   51

JPMorgan SmartRetirement 2040 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	574	891	1,231	2,190
CLASS C SHARES** ($)	280	614	1,073	2,347

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	574	891	1,231	2,190
CLASS C SHARES ($)	180	614	1,073	2,347

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

52   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2045 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2045 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2045 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or

NOVEMBER 1, 2008   53

JPMorgan SmartRetirement 2045 Fund (continued)

fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying fund s are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying funds’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying funds’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.   Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a

54   JPMORGAN SMARTRETIREMENT FUNDS

few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market , and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   55

JPMorgan SmartRetirement 2045 Fund (continued)

Fees and Expenses for Class A and Class C Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price[2]	4.50		NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	[3]	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

3	Except for purchases of $1 million or more. Please see “Sales Charges.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees[1]	0.25	0.25
Other Expenses[2]	1.78	2.55
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0. 75	0. 75

Total Annual Fund Operating Expenses[4]	3.03	4.30
Fee Waivers and/or Expense Reimbursements[1,5]	(1.84)	(2.61)

Net Expenses[5]	1. 19	1. 69

1	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

2	“Other Expenses” are based on actual amounts for the most current fiscal year.

3	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R2 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R2 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

4	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.44% and 0.94%, respectively, of the average daily net assets of the Class A and Class C Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 2.28 % and 3.55 % of the average daily net assets for Class A and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

56   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	566	1,178	1,816	3,521
CLASS C SHARES** ($)	272	1,066	1,974	4,298

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	566	1,178	1,816	3,521
CLASS C SHARES ($)	172	1,066	1,974	4,298

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

NOVEMBER 1, 2008   57

JPMorgan SmartRetirement 2050 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2050 FundSM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2050 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser or its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or

58   JPMORGAN SMARTRETIREMENT FUNDS

fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying fund s are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying funds’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying funds’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.   Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a

NOVEMBER 1, 2008   59

JPMorgan SmartRetirement 2050 Fund (continued)

few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market , and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

60   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Class A and Class C Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (%)

(Fees paid directly from your investment)1

	Class A		Class C

Maximum Deferred Sales Charge (Load) when you buy Shares as a % of Offering Price[2]	4.50		NONE

Maximum Deferred Sales Charge (Load) as a % of Original Cost of the Shares	NONE	[3]	1.00

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See “How to Do Business with the Funds.”

3	Except for purchases of $1 million or more. Please see “Sales Charges.”

ANNUAL FUND OPERATING EXPENSES (%)

(Expenses that are deducted from Fund assets)

	Class A	Class C
Management Fees	NONE	NONE
Distribution (Rule 12b-1) Fees	0.25	0.75
Shareholder Service Fees[1]	0.25	0.25
Other Expenses[2]	2.60	2.90
Acquired Fund (Underlying Fund) Fees and Expenses[3]	0. 75	0. 75

Total Annual Fund Operating Expenses[4]	3.85	4.65
Fee Waivers and/or Expense Reimbursements[1,5]	(2.66)	(2.96)

Net Expenses[5]	1. 19	1. 69

1	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

2	“Other Expenses” are based on actual amounts for the most recent fiscal year.

3	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

4	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

5	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.44% and 0.94%, respectively, of the average daily net assets of the Class A and Class C Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 3.10 % and 3.90 % of the average daily net assets for Class A and Class C Shares, respectively. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   61

JPMorgan SmartRetirement 2050 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	566	1,33 8	2,128	4,184
CLASS C SHARES** ($)	272	1,136	2,107	4,564

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

	1 Year	3 Years	5 Years	10 Years
CLASS A SHARES* ($)	566	1,33 8	2,128	4,184
CLASS C SHARES ($)	172	1,136	2,107	4,564

*	Assumes sales charge is deducted when shares are purchased.

**	Assumes applicable deferred sales charge is deducted when shares are sold.

62   JPMORGAN SMARTRETIREMENT FUNDS

More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust I ( the Trust) and is managed by JPMIM. The underlying funds are managed by JPMIM, JPMorgan Investment Advisors Inc. (JPMIA) or Security Capital Research & Management Incorporated (SC-R&M). Highbridge Capital Management, LLC (HCM) is the sub-adviser to the Highbridge Statistical Market Neutral Fund. JF International Management Inc. (JFIMI) is the sub-adviser to the JPMorgan China Region Fund and the JPMorgan India Fund. JPMIA and SC-R&M are under common control with JPMIM. JPMorgan Asset Management Holdings Inc. holds a majority interest in HCM. JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (ASIA) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. As a result, these advisers are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and JPMIM, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The Funds are designed to produce risk-appropriate investment returns by using three major asset classes: stocks, bonds, and cash or cash equivalents. Diversification is primarily achieved by investing in other JPMorgan Funds, but may also be achieved by investing directly in securities and other financial instruments, to the extent permitted by applicable law or the exemptive relief obtained from the SEC . A brief description of these underlying JPMorgan Funds can be found in Appendix A. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

The JPMorgan SmartRetirement 2010 Fund, the JPMorgan SmartRetirement 2015 Fund, the JPMorgan SmartRetirement 2020 Fund, the JPMorgan SmartRetirement 2025 Fund, the JPMorgan SmartRetirement 2030 Fund, the JPMorgan SmartRetirement 2035 Fund, the JPMorgan SmartRetirement 2040 Fund, the JPMorgan SmartRetirement 2045 Fund and the JPMorgan SmartRetirement 2050 Fund (collectively, the “Age-Based Funds”) are designed for investors who expect to retire near the applicable target retirement date. The JPMorgan SmartRetirement Income Fund is designed for investors who are retired or expect to retire soon. The Funds are diversified for purposes of the Investment Company Act of 1940, as amended (the Investment Company Act).

JPMIM uses a strategic asset allocation strategy for each of the Age-Based Funds that changes over time as a Fund approaches its target retirement date. As a Fund approaches its target retirement date, each Age-Based Fund’s investment objective migrates from seeking total return to current income. It is anticipated that each Fund’s target asset allocation will match that of the JPMorgan SmartRetirement Income Fund within 1 to 5 years of the target retirement date of the Fund. Once an Age-Based Fund’s asset allocation is substantially the same as the JPMorgan SmartRetirement Income Fund, the Age-Based Fund may combine with the JPMorgan SmartRetirement Income Fund upon approval of the Board of Trustees of the Trust.

For each JPMorgan SmartRetirement Fund, the Adviser sets a target asset allocation among JPMorgan Funds including U.S. large cap equity funds, U.S. mid cap equity funds, U.S. small cap equity funds, REIT funds, international and emerging markets equity funds, U.S. fixed income funds, emerging markets debt funds, high yield fixed income funds, market neutral funds, and money market funds. The JPMorgan Funds in which the JPMorgan SmartRetirement Funds may invest are referred to in this prospectus as the “underlying funds.” For each Age-Based Fund, the Adviser generally establishes the target asset allocation among the underlying funds on an annual basis. However, the Adviser may make tactical changes to the asset allocation model and target asset allocations and ranges or shift investments among the underlying funds when it believes it is beneficial to a Fund or may maintain the target allocation for longer periods of time. For each Fund, the target asset allocation among types of underlying funds as of November 1, 200 8 is set forth below.

NOVEMBER 1, 2008   63

More About the Funds (continued)

The Adviser may make changes to the target asset allocation within the ranges indicated below.

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	15 .0%	0–30%	1 9.2%	6–36%
U.S. Small/Mid Cap Equity Funds	5 .0	0–10	6.2	0–10
REIT Funds	4 .0	0–10	5.2	0–20
International Equity Funds	8 .0	0–23	1 1.0	0–27
Emerging Markets Equity Funds	1 .0	0–5	1.6	0–10
U.S. Fixed Income Funds	4 8.0	30–90	4 3.8	20–80
Emerging Markets Debt Funds	4 .5	0–15	4 .5	0–15
High Yield Fixed Income Funds	4 .5	0–15	4 .5	0–15
Money Market Funds/Cash and Cash Equivalents	10 .0	0–20	4.0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	2 5.3%	12–42%	3 0.8%	17–47%
U.S. Small/Mid Cap Equity Funds	7 .3	0–20	7. 8	0–20
REIT Funds	6.9	0–20	8.4	0–20
International Equity Funds	1 3.9	0–30	1 5.4	0–30
Emerging Markets Equity Funds	2.6	0–10	3.6	0–10
U.S. Fixed Income Funds	3 5.6	20–60	2 6.6	10–50
Emerging Markets Debt Funds	4 .2	0–15	3 .7	0–15
High Yield Fixed Income Funds	4 .2	0–15	3 .7	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	3 4.8%	20–50%	3 7. 8%	20–55%
U.S. Small/Mid Cap Equity Funds	8.6	0–20	9.6	0–20
REIT Funds	9 .3	0–20	9.8	0–20
International Equity Funds	1 7.5	5–35	20 .0	5–35
Emerging Markets Equity Funds	4 .3	0–10	4.8	0–10
U.S. Fixed Income Funds	19 .1	0–40	12.6	0–40
Emerging Markets Debt Funds	3 .2	0–15	2.7	0–15
High Yield Fixed Income Funds	3 .2	0–15	2.7	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

64   JPMORGAN SMARTRETIREMENT FUNDS

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	39 .0%	25–55%	39 .0%	25–55%
U.S. Small/Mid Cap Equity Funds	10 .0	0–20	10 .0	0–20
REIT Funds	10 .0	0–20	10 .0	0–20
International Equity Funds	2 1.0	5–35	2 1.0	5–35
Emerging Markets Equity Funds	5 .0	0–10	5 .0	0–10
U.S. Fixed Income Funds	10 .0	0–40	10 .0	0–40
Emerging Markets Debt Funds	2.5	0–15	2.5	0–15
High Yield Fixed Income Funds	2.5	0–15	2.5	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	39 .0%	25–55%	39 .0%	25–55%
U.S. Small/Mid Cap Equity Funds	10 .0	0–20	10 .0	0–20
REIT Funds	10 .0	0–20	10 .0	0–20
International Equity Funds	2 1.0	5–35	2 1.0	5–35
Emerging Markets Equity Funds	5 .0	0–10	5 .0	0–10
U.S. Fixed Income Funds	10 .0	0–40	10 .0	0–40
Emerging Markets Debt Funds	2.5	0–15	2.5	0–15
High Yield Fixed Income Funds	2.5	0–15	2.5	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

NOVEMBER 1, 2008   65

More About the Funds (continued)

Each of the JPMorgan SmartRetirement Funds may invest in any of the following underlying JPMorgan Funds within the following ranges, subject to changes as described above.

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–20%	0–25%	0–32%	0–40%	0–46%
JPMorgan Equity Income Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Equity Index Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid America Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Equity Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Value Discovery Fund	0–20	0–25	0–32	0–40	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–46%	0–46%	0–46%	0–46%	0–46%
JPMorgan Equity Income Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Equity Index Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid America Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Equity Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Value Discovery Fund	0–46	0–46	0–46	0–46	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

66   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Capital Growth Fund	0–10%	0–10%	0–20%	0–20%	0–20%
JPMorgan Diversified Mid Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Diversified Mid Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Dynamic Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Growth Advantage Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Micro Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Strategic Small Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20

NOVEMBER 1, 2008   67

More About the Funds (continued)

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Capital Growth Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Diversified Mid Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Diversified Mid Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Dynamic Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Growth Advantage Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Micro Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Strategic Small Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20

68   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–10%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–10	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–10	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–5	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Core Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Core Plus Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Enhanced Income Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Government Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Intermediate Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Mortgage-Backed Securities Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Real Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Short Term Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Short Term Bond Fund II	0–90	0–80	0–60	0–50	0–40
JPMorgan Total Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Treasury & Agency Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Ultra Short Duration Bond Fund	0–90	0–80	0–60	0–50	0–40

NOVEMBER 1, 2008   69

More About the Funds (continued)

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–20	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–10	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Core Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Core Plus Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Enhanced Income Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Government Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Intermediate Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Mortgage-Backed Securities Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Real Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Short Term Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Short Term Bond Fund II	0–40	0–40	0–40	0–40	0–40
JPMorgan Total Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Treasury & Agency Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Ultra Short Duration Bond Fund	0–40	0–40	0–40	0–40	0–40

70   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Bond Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–20	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Bond Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–10	0–10	0–10	0–10	0–10

NOVEMBER 1, 2008   71

More About the Funds (continued)

The Funds invest in Class R5 Shares to the extent that they are available. However, many of the underlying funds currently do not have Class R5 Shares. As a result, the Funds may invest in Institutional Class Shares of the underlying funds, or to the extent that an underlying fund does not have Institutional Class Shares, the Funds may invest in Select Class Shares of an underlying fund. Institutional Class Shares and Select Class Shares have higher expenses than Class R5 Shares. To the extent that the Funds invest in underlying funds without Class R5 Shares, the Funds’ total expenses will be higher.

Additional JPMorgan Funds may be added to the list of underlying funds from time to time. Although the JPMorgan SmartRetirement Funds mainly invests in JPMorgan Funds and cash and cash equivalents, the Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest in securities and other financial instruments, such as futures, swaps and other derivatives, in lieu of the underlying funds to gain exposure to, or to overweight or underweight allocations , among various sectors and markets. Under ordinary circumstances, the Funds will not invest more than 20% of their total assets in securities; provided, however, the Funds may invest up to 40% of their total assets in securities and may invest all or most of their assets in cash or cash equiv alents for temporary defensive purposes or to respond to unusual market conditions or large cash flows.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information. The Funds’ Board of Trustees may change any of these investment policies (but not a Fund’s investment objective) without shareholder approval. For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance” and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 200 8 , is shown in the Financial Highlights. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

72   JPMORGAN SMARTRETIREMENT FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Class A and Class C Shares may be purchased by the general public.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the

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How to Do Business with the Funds (continued)

JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

What kind of shares can I buy?

This prospectus offers Class A and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled “Sales Charges.”

Class A Shares

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $100,000 or more and the amount of the reduction increases as your level of investment increases. Please see “Sales Charges.”

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see “Sales Charges.”

Class A Shares have lower annual expenses than Class C Shares as a result of lower ongoing Rule 12b-1 fees.

74   JPMORGAN SMARTRETIREMENT FUNDS

There is no maximum investment amount for Class A Shares.

Class C Shares

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class C Shares have higher Rule 12b-1 fees than Class A Shares. Class C Shares are not converted to Class A Shares. That means you keep paying the higher Rule 12b-1 fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of Class A Shares.

There is no maximum investment amount for Class C Shares.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds’ other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

Which class of shares is best?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the Rule 121-b fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund Operating Expenses for each Fund, in the section “Fund Summary: Investments, Risk & Performance.”

How much do shares cost?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The NAV of the Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of the Fund’s direct investments in securities and other financial instruments . The market value of an underlying fund’s investments and the Funds’ direct investments in securities and other financial instruments is determined primarily on the basis of readily available market quotations . Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s or an underlying fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the JPMorgan Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

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How to Do Business with the Funds (continued)

How do I open an account?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you.

Decide how much you want to invest.

Class A and Class C Shares are subject to a $500 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. Subsequent investments must be at least $25 per Fund.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See “Purchasing Fund Shares — Can I automatically invest on a systematic basis?”

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. Please see “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•  JPMorgan Funds; or

•  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)

76   JPMORGAN SMARTRETIREMENT FUNDS

Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. E.T. on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I automatically invest on a systematic basis?

Yes. You may purchase additional Class A and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $500 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

•	Select the “Systematic Investment Plan” option on the Account Application.

•	Provide the necessary information about the bank account from which your investments will be made.

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables in the sections below shows the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in “Management of the Funds.”

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A and Class C Shares of the Funds, visit www.jpmorganfunds.com and ‘click’ on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

Class A Shares

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in

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How to Do Business with the Funds (continued)

its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

T he table below shows the amount of sales charges you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as “breakpoints.”

TOTAL SALES CHARGE FOR FUNDS1

Amount of Purchases	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Commission as a % of Offering Price
Less Than $100,000	4.50	4.71	4.05
$100,000 to $249,999	3.50	3.63	3.05
$250,000 to $499,999	2.50	2.56	2.05
$500,000 to $999,999	2.00	2.04	1.60
$1,000,000 or more*	None	None	**

1	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

*	There are no front-end sales charges for investments of $1,000,000 or more in a Fund.

**	If you purchase $1 million or more of Class A Shares of the Funds and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares of a Fund during the first 12 months after purchase or 0.50% if you redeem any or all of the Class A Shares of any Fund between 12 and 18 months after purchase. The charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. Such charges apply to exchanges into money market funds. If you exchange your Class A Shares for Class A Shares of a non-money market fund, you will not be charged at the time of the exchange but (1) your new Class A Shares will be subject to the charges specified above applicable to any of those Funds from which you exchanged, and (2) the current holding period for your exchanged Class A Shares will carry over to your new shares. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more of Class A Shares. These commissions are paid at the rate of up to 1.00% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

Reducing Your Class A Sales Charges

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the JPMorgan Funds that you would like to have one or more JPMorgan Funds linked together for purposes of reducing the initial sales charge.

Right of Accumulation:  You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Share holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Shares, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A Shares, inform your Financial Intermediary or the JPMorgan Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A Shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a

78   JPMORGAN SMARTRETIREMENT FUNDS

Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Letter of Intent:  You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds’ Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.	Bought by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Shares accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds’ other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates

•	Financial Intermediaries or financial institutions that have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

•	Washington Management Corporation and its subsidiaries and affiliates.

5.	Bought by:

•	Affiliates of JPMorgan Chase and certain accounts (other than IRA accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

•	Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”

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How to Do Business with the Funds (continued)

•	Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•	A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

•	A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

•	Employer-sponsored health savings accounts established pursuant to Section 223 of the Internal Revenue Code.

6.	Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

7.	Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8.	Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.	Bought when one Fund invests in another JPMorgan Fund.

10.	Bought in connection with plans of reorganizations of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.	Purchased during a JPMorgan Fund’s special offering.

12.	Bought by a “charitable organization” as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Class C Shares

Class C Shares are offered at NAV per share, without any up front sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

Years Since Purchase	CDSC as a % of Dollar Amount Subject to Charge
0–1	1.00
After first year	None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

How the Class C CDSC is Calculated

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class C Shares, the CDSC is based on the original cost of the shares. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time, and thus have the lowest CDSC.

If you received your Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those

80   JPMORGAN SMARTRETIREMENT FUNDS

shares) will be applied to the shares received in the reorganization.

Waiver of the Class C CDSC

No CDSC is imposed on redemptions of Class C Shares of the Funds:

1.	If you withdraw no more than a specified percentage (as indicated in “Redeeming Fund Shares — Can I redeem on a systematic basis?”) of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. You need to participate in a monthly or quarterly Systematic Withdrawal Plan to take advantage of this waiver. For information on the Systematic Withdrawal Plan, please see “Redeeming Fund Shares — Can I redeem on a systematic basis?”

2.	Made within one year of a shareholder’s death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.	If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4.	That represent a required minimum distribution from your IRA account or other qualifying retirement plan, but only if you are at least age 70-1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5.	That represent a distribution from a qualified retirement plan by reason of the participant’s retirement.

6.	That are involuntary and result from a failure to maintain the required minimum balance in an account.

7.	Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received with the plan of reorganization.

8.	Exchanged for Class C Shares of other JPMorgan Funds. However, you may pay a sales charge when you redeem the Fund shares you received in the exchange. Please read “Exchanging Fund Shares — Do I pay a sales charge on an exchange?”

9.	If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

Waiver Applicable Only to Class C Shares

No CDSC is imposed on Class C Share redemptions of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the first sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 Fees

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates.

The Rule 12b-1 fees vary by share class as follows:

1.	Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2.	Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class C Shares to be higher and dividends to be lower than for Class A S hares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an up front sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an on going basis, over time these fees will increase the

NOVEMBER 1, 2008   81

How to Do Business with the Funds (continued)

cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICING FEES

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Class A and Class C Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund and JPMorgan Ultra Short Duration Bond Fund (collectively, the Short Term Bond Funds) may be exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Do I pay a sales charge on an exchange?

Generally, you will not pay a sales charge on an exchange except as specified in “Sales Charges — Class A Shares” and below.

If you exchange Class C Shares of a Fund for Class C Shares, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1.	Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged except for Class C Shares of the Short Term Bond Funds. If you exchange Class C Shares of the Short Term Bond Funds, your new Class C Shares will be subject to the CDSC of the Fund into which you exchanged.

2.	The current holding period for your exchanged Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

82   JPMORGAN SMARTRETIREMENT FUNDS

3.	If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes, before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If you own Class A or Class C Shares and the Fund or Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order, minus the amount of any applicable CDSC.

NOVEMBER 1, 2008   83

How to Do Business with the Funds (continued)

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Can I redeem on a systematic basis?

1.	Yes

•	Select the “Systematic Withdrawal Plan” option on the Account Application.

•	Specify the amount you wish to receive and the frequency of the payments.

•	You may designate a person other than yourself as the payee.

•	There is no fee for this service.

2.	If you select this option, please keep in mind that:

•	It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an up-front sales charge. If you own Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class C CDSC will be deducted from those payments unless such payments are made:

•	Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

•	Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

3.	The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds’ Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

4.	If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

5.	You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds and other readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your

84   JPMORGAN SMARTRETIREMENT FUNDS

account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2.	If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2008   85

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gain from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Funds can earn income and can realize capital gain. The Funds deduct any expenses and then pay out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each quarter. Dividends are distributed on the first business day of the next month after they are declared. Each Fund will distribute its net realized capital gain s, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

A Fund’s investments in derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold (including at times when it is not advantageous to do so). Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to a Fund.

The dates on which dividends and capital gain will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

86   JPMORGAN SMARTRETIREMENT FUNDS

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

Each of the Funds will disclose the complete holdings list and the percentage that each of the underlying funds represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than ten calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2008   87

Management of the Funds

The Adviser, Administrator and Distributor

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Columbus, Ohio 432 4 0) provides administrative services and oversees the Funds’ other service providers. The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for its services to the underlying funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (1111 Polaris Parkway, Columbus, Ohio 432 4 0) is the distributor for the Funds. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

A discussion of the basis the Board of Trustees used in approving the investment advisory agreement for each Fund is included in that Fund’s semi-annual report for the six-month period ended December 31.

Advisory Fees

JPMIM does not charge an investment advisory fee for its services to the Funds, although it and its affiliates receive investment advisory fees from the underlying funds.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries, that provide shareholder, sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Fund Managers

The Funds are managed by JPMIM’s Global Multi-Asset Group (GMAG). The members of the GMAG team responsible for management and oversight of the Funds are Jeffery A. Geller, Anne Lester, Pat Jakobson, and Michael Schoenhaut. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Jakobson, and Mr. Schoenhaut and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for each Fund, which is comprised of the underlying equity and fixed income strategies. Mr. Geller, Managing Director, is Chief Investment Officer (CIO) for the Americas of GMAG and has investment oversight responsibility for the Funds. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester, Managing Director, has been an employee of GMAG since 2000 and a portfolio manager of the Funds since their inception in 2005. Mr. Jakobson, Managing Director, joined JPMIM in 1987 and has been a portfolio manager of the Funds since their inception. Mr. Schoenhaut, Vice President and a CFA charterholder, has been an employee of JPMIM since 1997 and a portfolio manager of the Funds since their inception.

JPMIM, JPMIA, and SC-R&M serve as the advisers, and certain affiliates serve as sub-advisers, to the underlying mutual funds, for which they receive a fee.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers, and the portfolio managers’ ownership of se curities in the Funds .

88   JPMORGAN SMARTRETIREMENT FUNDS

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NOVEMBER 1, 2008   89

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information below has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ annual report for the fiscal year ended June 30, 200 8 , is incorporated by reference in the Statement of Additional Information, which is available on request. The annual report and semi-annual report are available upon request.

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement Income Fund
Class A
Year Ended June 30, 2008	$15.98	$0.59	(h)	$(1.09)	$(0.50)	$(0.72)	$(0.01)	$(0.73)
Year Ended June 30, 2007	14.88	0.62	(h)	0.94	1.56	(0.46)	— (i)	(0.46)
May 15, 2006 (g) through June 30, 2006	15.00	0.10		(0.13)	(0.03)	(0.09)	—	(0.09)

Class C
Year Ended June 30, 2008	15.98	0.52	(h)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)
Year Ended June 30, 2007	14.88	0.50	(h)	0.97	1.47	(0.37)	— (i)	(0.37)
May 15, 2006 (g) through June 30, 2006	15.00	0.08		(0.12)	(0.04)	(0.08)	—	(0.08)

SmartRetirement 2010 Fund
Class A
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)	(0.55)
May 15, 2006 (g) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)	(0.47)
May 15, 2006 (g) through June 30, 2006	15.00	0.07		(0.15)	(0.08)	(0.04)	—	(0.04)

SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2008	16.56	0.46	(h)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)
Year Ended June 30, 2007	14.83	0.41	(h)	1.83	2.24	(0.50)	(0.01)	(0.51)
May 15, 2006 (g) through June 30, 2006	15.00	0.07		(0.19)	(0.12)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2008	16.57	0.42	(h)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)
Year Ended June 30, 2007	14.83	0.31	(h)	1.85	2.16	(0.41)	(0.01)	(0.42)
May 15, 2006 (g) through June 30, 2006	15.00	0.06		(0.19)	(0.13)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

90   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.75	(3.27)%	$1,857	0.42%	3.82%	0.56%	38%
15.98	10.55	134	0.42	3.91	1.02	38
14.88	(0.19)	25	0.41	5.10	0.73	1

14.75	(3.75)	315	0.92	3.38	1.06	38
15.98	9.98	73	0.92	3.18	1.45	38
14.88	(0.25)	25	0.91	4.61	1.19	1

14.67	(5.01)	4,806	0.43	3.37	0.62	31
16.22	12.85	2,622	0.43	3.15	0.56	27
14.88	(0.47)	25	0.43	4.60	0.80	2

14.65	(5.49)	194	0.93	3.67	1.15	31
16.21	12.28	32	0.93	2.63	1.08	27
14.88	(0.53)	25	0.93	3.99	1.25	2

14.67	(6.74)	6,816	0.43	2.92	0.65	26
16.56	15.24	3,713	0.43	2.47	0.53	25
14.83	(0.82)	26	0.43	3.88	0.78	2

14.65	(7.27)	93	0.93	2.68	1.14	26
16.57	14.70	15	0.93	1.98	1.05	25
14.83	(0.88)	25	0.93	3.38	1.26	2

NOVEMBER 1, 2008   91

Financial Highlights

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2008	$16.86	$0.42	(h)	$(1.76)	$(1.34)	$(0.65)	$(0.19)	$(0.84)
Year Ended June 30, 2007	14.78	0.37	(h)	2.17	2.54	(0.45)	(0.01)	(0.46)
May 15, 2006 (g) through June 30, 2006	15.00	0.06		(0.23)	(0.17)	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2008	16.87	0.32	(h)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)
Year Ended June 30, 2007	14.79	0.22	(h)	2.24	2.46	(0.37)	(0.01)	(0.38)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.22)	(0.17)	(0.04)	—	(0.04)

SmartRetirement 2025 Fund
Class A
July 31, 2007 (g) through June 30, 2008	15.00	0.40	(h)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
July 31, 2007 (g) through June 30, 2008	15.00	0.31	(h)	(1.31)	(1.00)	(0.50)	—	(0.50)

SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2008	17.32	0.29	(h)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)
Year Ended June 30, 2007	14.75	0.20	(h)	2.77	2.97	(0.40)	— (i)	(0.40)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

Class C
Year Ended June 30, 2008	17.31	0.22	(h)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2007	14.75	0.13	(h)	2.76	2.89	(0.33)	— (i)	(0.33)
May 15, 2006 (g) through June 30, 2006	15.00	0.04		(0.26)	(0.22)	(0.03)	—	(0.03)

SmartRetirement 2035 Fund
Class A
July 31, 2007 (g) through June 30, 2008	15.00	0.33	(h)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
July 31, 2007 (g) through June 30, 2008	15.00	0.29	(h)	(1.51)	(1.22)	(0.49)	—	(0.49)

SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2008	17.32	0.31	(h)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)
Year Ended June 30, 2007	14.76	0.23	(h)	2.75	2.98	(0.42)	— (i)	(0.42)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

Class C
Year Ended June 30, 2008	17.33	0.26	(h)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)
Year Ended June 30, 2007	14.76	0.13	(h)	2.78	2.91	(0.34)	— (i)	(0.34)
May 15, 2006 (g) through June 30, 2006	15.00	0.04		(0.25)	(0.21)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

92   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.68	(8.29)%	$10,863	0.43%	2.65%	0.68%	27%
16.86	17.38	2,049	0.43	2.21	0.52	36
14.78	(1.15)	54	0.43	5.17	0.77	6

14.69	(8.73)	435	0.93	2.03	1.15	27
16.87	16.76	169	0.93	1.37	1.02	36
14.79	(1.15)	33	0.93	3.42	1.27	6

13.51	(6.48)	1,983	0.44	3.06	0.53	33

13.50	(6.94)	264	0.94	2.32	1.53	33

14.79	(10.27)	8,449	0.44	1.82	0.68	33
17.32	20.38	2,930	0.44	1.18	0.53	27
14.75	(1.40)	27	0.44	2.76	0.71	6

14.76	(10.78)	257	0.94	1.38	1.19	33
17.31	19.73	80	0.94	0.81	1.03	27
14.75	(1.47)	25	0.94	2.20	1.29	6

13.29	(8.01)	1,137	0.44	2.56	0.58	51

13.29	(8.43)	189	0.94	2.19	1.80	51

14.72	(10.65)	9,084	0.44	1.92	0.72	36
17.32	20.45	1,089	0.44	1.33	0.54	25
14.76	(1.34)	26	0.43	2.73	0.72	6

14.71	(11.12)	277	0.94	1.59	1.21	36
17.33	19.84	56	0.94	0.82	1.03	25
14.76	(1.40)	25	0.94	2.17	1.28	6

NOVEMBER 1, 2008   93

Financial Highlights

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement 2045 Fund
Class A
July 31, 2007 (g) through June 30, 2008	$15.00	$0.30	(h)	$(1.40)	$(1.10)	$(0.54)	—	$(0.54)

Class C
July 31, 2007 (g) through June 30, 2008	15.00	0.19	(h)	(1.36)	(1.17)	(0.46)	—	(0.46)

SmartRetirement 2050 Fund
Class A
July 31, 2007 (g) through June 30, 2008	15.00	(0.05	)(h)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
July 31, 2007 (g) through June 30, 2008	15.00	0.22	(h)	(1.36)	(1.14)	(0.37)	—	(0.37)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

94   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.36	(7.60)%	$296	0.44%	2.27%	2.28%	37%

13.37	(8.04)	30	0.94	1.40	3.55	37

13.48	(7.41)	98	0.44	(0.41)	3.10	63

13.49	(7.81)	26	0.94	1.67	3.90	63

NOVEMBER 1, 2008   95

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the JPMorgan Smart Retirement Funds whose shares are offered in this prospectus. The following summary is provided because certain of the underlying funds are subject to the actions described below.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain underlying funds, possible late trading of certain underlying funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain underlying funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain underlying funds which were series of One Group Mutual Funds, now known as JPMorgan Trust II, in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations and requests for relief arising out of the foregoing matters may be filed against these and related parties in the future.

JPMorgan Investment Advisors Inc. serves as investment adviser to some of the underlying funds.

96   JPMORGAN SMARTRETIREMENT FUNDS

Appendix A — Underlying Funds

The following is a brief description of the principal investment policies of each of the underlying funds.

Highbridge Statistical Market Neutral Fund

Highbridge Statistical Market Neutral Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing. The Fund purchases equity securities that Highbridge Capital Management, LLC, the sub-adviser, believes are undervalued and sells short securities that it believes are overvalued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index. The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund’s performance of general stock market movements or sector swings. The Fund’s investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk. The Fund implements its strategy through an automated trading process designed to be cost-efficient.

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Asia Equity Fund

JPMorgan Asia Equity Fund seeks total return from long-term capital growth. The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at l e ast 80% of its net assets in equity securities of such issuers. The “Asian Region” includes but is not limited to, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes.

JPMorgan Bond Fund

JPMorgan Bond Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Brothers U.S. Aggregate Index. The Fund may use derivatives as substitutes for securities in which it can invest.

JPMorgan Capital Growth Fund

JPMorgan Capital Growth Fund seeks capital growth over the long term. The Fund invests primarily in common stocks of mid cap companies which its adviser, JPMIM, believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap® Growth Index stocks at the time of purchase.

JPMorgan China Region Fund

JPMorgan China Region Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of companies in the China region or instruments that have similar economic characteristics. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China (including Hong Kong and Macau) (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

NOVEMBER 1, 2008   97

Appendix A — Underlying Funds (continued)

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the adviser, JPMIA, determines to be of comparable quality, as well as preferred stock. Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan assignments and participations , and other debt securities (including foreign and emerging market debt securities) rated below investment grade (i.e., high yield or junk bonds.) As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. JPMIA will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities, that at the time of purchase, are rated investment grade or better or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent).

JPMorgan Disciplined Equity Fund

JPMorgan Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund primarily invests in common stock of large-and mid-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests primarily in common stocks of mid cap companies which the adviser, JPMIA, believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Diversified Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks, both of which are convertible into common stocks. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Value Index at the time of purchase. The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Dynamic Small Cap Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of Russell 2000® Growth Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund ’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in emerging market debt investments. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong

98   JPMORGAN SMARTRETIREMENT FUNDS

Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the JPMorgan Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom , the United States, and most countries of w estern Europe. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities .

JPMorgan Enhanced Income Fund

JPMorgan Enhanced Income Fund seeks to provide high current income consistent with principal preservation. The Fund invests in taxable fixed-income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser, JPMIM, believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund’s duration will be no longer than 1.5 years. Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. All of the securities purchased by the Fund, at the time of purchase, must be rated investment-grade, or unrated but deemed by the adviser, JPMIM, to be of comparable quality, including at least 75% rated A or better.

JPMorgan Equity Income Fund

JPMorgan Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. The Fund ’s investment strategy is to invest in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the adviser, JPMIA, believes to be their long-term investment value. T he Fund may invest in common stock, preferred stock, REITs, preferred stock convertible to common stock, debt securities, depositary receipts and warrants and rights to buy common stock .

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor’s 500 Composite Stock Index ( S&P 500 Index ) .1 The Fund invests in stocks included in the S&P 500 Index and also may invest in stock index futures and other equity derivatives. The Fund’s adviser, JPMIA, attempts to track the performance of the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

1	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Federal Money Market Fund

JPMorgan Federal Money Market Fund aims to provide current income while still preserving capital and maintaining liquidity. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds issued by the U.S. government and its agencies and instrumentalities. Ordinarily,

NOVEMBER 1, 2008   99

Appendix A — Underlying Funds (continued)

such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in common stocks across all market capitalizations. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. The Fund invests in companies that the adviser believes have strong earnings growth potential.

JPMorgan High Yield Bond Fund

JPMorgan High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan assignments and participations . As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stocks and other debt securities which are rated below investment grade or unrated. The Fund may invest up to 100% of its total assets in below investment grade or unrated securities.

JPMorgan India Fund

JPMorgan India Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Indian companies or instruments that have similar economic characteristics. An Indian company is any company: that is organized under the laws of, or has a principal office in India; the principal securities market for which is India; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in India; or at least 50% of the assets of which are located in India. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intermediate Bond Fund

JPMorgan Intermediate Bond Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. The Fund mainly invests in investment grade debt securities of all types or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities and collateralized mortgage obligations.

JPMorgan International Equity Fund

JPMorgan International Equity Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of the value of its net assets in equity investments. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies or other countries in which it can invest.

JPMorgan International Equity Index Fund

JPMorgan International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australasia, and Far East Gross Domestic Product Index (MSCI EAFE GDP Index). Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stock s (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index . The Fund also may invest in stock index futures. The Fund’s adviser, JPMIM, attempts to track the

1	“MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

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performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. Perfect correlation would be 1.000. Most of the Fund’s assets will be denominated in foreign currencies .

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

JPMorgan International Realty Fund

JPMorgan International Realty Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its value in net assets in equity securities of REITs, including REITs with relatively small market capitalizations, and other real estate companies. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in the real estate sector.

JPMorgan International Value Fund

JPMorgan International Value Fund seeks to provide high total return from a portfolio of foreign company equity securities. The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities .

JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization U.S. companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in either large- or mid-capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Intrepid European Fund

JPMorgan Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its net assets in equity securities of European issuers. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in large- or mid-capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Intrepid International Fund

JPMorgan Intrepid International Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S.

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The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, and warrants to buy common stocks.

JPMorgan Intrepid Japan Fund

JPMorgan Intrepid Japan Fund (formerly JPMorgan Japan Fund) seeks total return from long-term capital growth. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of Japanese issuers. The Fund, may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund anticipates that most of its assets will be invested in securities traded on Japanese markets. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests primarily in common stocks of mid-cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase .

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Multi Cap Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Intrepid Plus Fund

JPMorgan Intrepid Plus Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in long and short positions with respect to equity securities. The Fund will take long positions in equity securities the adviser, JPMIM, believes offer attractive return potential and sell short securities the Fund’s adviser, JPMIM, believes will underperform. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of both large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in either large- or mid-capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large, well-established companies. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks

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which are convertible to common stock. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund’s adviser, JPMIA, invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund invests primarily in common stocks.

JPMorgan Latin America Fund

JPMorgan Latin America Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in securities of Latin American issuers and other investments that are tied economically to Latin America. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The adviser, JPMIM, considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Liquid Assets Money Market Fund

JPMorgan Liquid Assets Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests in high-quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities; repurchase agreements and reverse repurchase agreements; taxable municipal obligations; and funding agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Market Expansion Index Fund

JPMorgan Market Expansion Index Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1 The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges, as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. T he Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

1	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Market Neutral Fund

JPMorgan Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index and/or the S&P 500 Index, in an effort to insulate the Fund’s performance from the effects of general stock market movements.

JPMorgan Micro Cap Fund

JPMorgan Micro Cap Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of micro cap companies. Micro cap companies are companies with market capitalization equal to those within the universe of the Russell Microcap™ Index at the time of purchase .

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Because of the nature of micro cap companies, the market capitalization range can vary greatly over time. The Fund invests primarily in common stocks.

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund’s objective is long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Fund seeks growth from capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies have market capitalizations between $1 billion and $20 billion at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Mortgage-Backed Securities Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages. Under normal circumstances, the Fund invests at least 80% of its net assets in mortgage-backed securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the Fund’s adviser, JPMIA, determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities, such as Ginnie Mae, Fannie Mae, and Freddie Mac, commercial mortgage securities, collateralized mortgage obligations and other securities representing an interest in or secured by mortgages. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax-exempt municipal securities and corporate debt securities.

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance. The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s adviser, JPMIA, considers to be attractive and ‘short selling’ stocks that the adviser considers to be unattractive. The adviser considers a company’s fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short sell a stock.

JPMorgan Prime Money Market Fund

JPMorgan Prime Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital. The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations, debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, repurchase agreements and reverse repurchase agreements, taxable municipal obligations and funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Real Return Fund

JPMorgan Real Return Fund seeks to maximize inflation protected return. The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation-linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign government s and other foreign issuers. The Fund will utilize conventional fixed income strategies including duration management; credit sector; and yield curve management; and relative value trading.

JPMorgan Realty Income Fund

JPMorgan Realty Income Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets and in any event under normal circumstances at least 80% of its net

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assets in equity securities of REITs, including REITs with relatively small market capitalization. The Fund may invest in both equity REITs and mortgage REITs.

JPMorgan Russia Fund

JPMorgan Russia Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Russian companies or instruments that have similar economic characteristics. The Fund may, to a lesser extent, invest in equity securities of companies located in the former Soviet Union countries other than Russia or instruments that have similar economic characteristics. A Russian company is any company: that is organized under the laws of, or has a principal office in Russia; the principal securities market for which is Russia, that derives at least 50% of its total revenues or profits from goods that are produced or sold; investments made, or services performed in Russia; or at least 50% of the assets of which are located in Russia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund will primarily invest in a focused portfolio of depositary receipts.

JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund seeks to provide high total return, consistent with low volatility of principal. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between zero and three years, similar to that of the Merrill Lynch 1–3 Year Treasury Index.

JPMorgan Short Term Bond Fund II

JPMorgan Short Term Bond Fund II seeks a high level of income, consistent with preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that JPMIM, the adviser, believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years.

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Core Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies . Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. The Fund invests primarily in common stock.

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of small capitalization companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investment opportunities for the Fund, its adviser, JPMIA, uses a

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value-oriented approach. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Strategic Small Cap Value Fund

JPMorgan Strategic Small Cap Value Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies . Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investments for the Fund, its adviser, JPMIM, uses a value-oriented approach. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Total Return Fund

The JPMorgan Total Return Fund seeks to provide high total return. The Fund mainly invests in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, and corporate debt securities that it believes have the potential to provide a high total return over time. These securities may be of any maturity. The Fund may use derivatives as substitutes for securities in which it can invest. The Fund may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Up to 35% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund may invest in loan assignments and participations (loans) and commitments to purchase loan assignments (unfunded commitments) and may engage in short sales.

JPMorgan Treasury & Agency Fund

JPMorgan Treasury & Agency Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Under normal circumstances, the Fund will invest at least 80% of its net assets in Treasury and Agency Obligations.

JPMorgan U.S. Equity Fund

JPMorgan U.S. Equity Fund seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Government Money Market Fund seeks high current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities or repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities. Under normal circumstances, at least 80% of the value of the Fund’s net assets, which are expected to include both long and short positions, will consist of different U.S. securities selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000® Index and the S&P 500 Index. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add, both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the

106   JPMORGAN SMARTRETIREMENT FUNDS

universe of the Russell 1000® Value Index at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Real Estate Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities. The Fund invests in the equity securities of real estate companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of publicly-traded real estate companies operating in the U.S. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in real estate). Real estate companies include equity and mortgage real estate investment trusts (REITs). The Fund does not invest in real estate directly. The Fund concentrates it investment in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in an industry or group of industries in the real estate sector.

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Small Company Fund seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in small cap U.S. companies. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements fully collateralized by U.S. Treasury securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Ultra Short Duration Bond Fund

JPMorgan Ultra Short Duration Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade debt securities. The Fund mainly invests in all types of investment grade debt securities or unrated securities which the Fund’s adviser, JPMIA, determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest as least 80% of its net assets in bonds. The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans.

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. Equity securities in which the Fund primarily invests include common stocks and REITs.

JPMorgan Value Discovery Fund

JPMorgan Value Discovery Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will be invested primarily in equity securities of large U.S. companies . These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations. The Fund invests primarily in common stocks, convertible securities (debt and preferred stocks that are convertible into common stock within a particular period of time at a specified price or formula), preferred

NOVEMBER 1, 2008   107

Appendix A — Underlying Funds (continued)

stock, warrants and rights, REITs, depositary receipts and ETFs.

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Growth Fund seeks growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have growth characteristics. In selecting stocks, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks capital appreciation . The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have value characteristics. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies . In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Small Cap Growth Fund

Undiscovered Managers Small Cap Growth Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in common stocks of small cap, U.S. companies with market capitalizations equal to those within the universe of the Russell 2000 Growth Index or with market capitalization of less than $3.5 billion at the time of purchase . Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of small cap companies.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the prospectus offering shares of the underlying fund. You can also find the same information online at www.jpmorganfunds.com.

108   JPMORGAN SMARTRETIREMENT FUNDS

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HOW TO REACH US

If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI).

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION?

You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202- 942 -8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-0102.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

(Investment Company Act File No. 811-21295)

© JPMorgan Chase & Co., 2008 All Rights Reserved. November 2008.

PR-SRAC-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

SmartRetirement

Funds

Select Class Shares

JPMorgan SmartRetirement Income Fund ®
JPMorgan SmartRetirement 2010 Fund SM
JPMorgan SmartRetirement 2015 Fund SM
JPMorgan SmartRetirement 2020 Fund SM
JPMorgan SmartRetirement 2025 Fund SM
JPMorgan SmartRetirement 2030 Fund SM
JPMorgan SmartRetirement 2035 Fund SM
JPMorgan SmartRetirement 2040 Fund SM
JPMorgan SmartRetirement 2045 Fund SM
JPMorgan SmartRetirement 2050 Fund SM

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

CONTENTS

Fund Summaries: Investments, Risk & Performance
JPMorgan SmartRetirement Income Fund	1
JPMorgan SmartRetirement 2010 Fund	8
JPMorgan SmartRetirement 2015 Fund	1 5
JPMorgan SmartRetirement 2020 Fund	22
JPMorgan SmartRetirement 2025 Fund	2 9
JPMorgan SmartRetirement 2030 Fund	3 4
JPMorgan SmartRetirement 2035 Fund	41
JPMorgan SmartRetirement 2040 Fund	4 6
JPMorgan SmartRetirement 2045 Fund	5 3
JPMorgan SmartRetirement 2050 Fund	5 8
More About the Funds	6 3
Principal Investment Strategies	63
Temporary Defensive Positions	7 2
Portfolio Turnover	7 2
How to Do Business with the Funds	7 3
Purchasing Fund Shares	7 3
Shareholder Servicing Fees	7 6
Networking and Sub-Transfer Agency Fees	7 7
Exchanging Fund Shares	7 7
Redeeming Fund Shares	7 7
Shareholder Information	80
Distributions and Taxes	80
Shareholder Statements and Reports	81
Availability of Proxy Voting Record	81
Portfolio Holdings Disclosure	81
Management of the Funds	8 2
The Adviser, Administrator and Distributor	8 2
Advisory Fees	8 2
Additional Compensation to Financial Intermediaries	8 2
The Fund Managers	8 2
Financial Highlights	8 4
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	8 8
Appendix A — Underlying Funds	89
How to Reach Us	Back cover

JPMorgan SmartRetirement Income Fund®

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks current income and some capital appreciation.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Income Fund ® is a “fund of funds” that mainly invests its assets in a c ombination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) uses an asset allocation strategy designed for investors who are retired or expect to retire soon. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

The Adviser may adjust the Fund’s target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (“SEC”), the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of

NOVEMBER 1, 2008   1

JPMorgan SmartRetirement Income Fund (continued)

investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Securities of Real Estate Companies and REITs Risks.  Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging

2   JPMORGAN SMARTRETIREMENT FUNDS

market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Derivative Risk. The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

NOVEMBER 1, 2008   3

JPMorgan SmartRetirement Income Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement Income Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target Allocation Conservative Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	1st quarter, 2007	1.87%	Worst Quarter	4th quarter, 2007	–0.09%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –9.95%.

4   JPMORGAN SMARTRETIREMENT FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
SELECT CLASS
Return Before Taxes	4.96	7.23
Return After Taxes on Distributions	3.45	5.81
Return After Taxes on Distributions and Sale of Fund Shares	3.35	5.39

LEHMAN BROTHERS U.S. AGGREGATE INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

RUSSELL 3000 INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

SMARTRETIREMENT INCOME COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.81	8.97

LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX4,ˆ
(Reflects No Deduction for Taxes)	4.41	6.83

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant to if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement Income Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   5

JPMorgan SmartRetirement Income Fund (continued)

Fees and Expenses for Select Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.25
Other Expenses[3]	0. 06
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.5 7
Total Annual Fund Operating Expenses[5]	0.88
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 14 )
Net Expenses[6]	0.7 4

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.17% of the average daily net assets of the Select Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 31 % of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

6   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
76	267	474	1,071

NOVEMBER 1, 2008   7

JPMorgan SmartRetirement 2010 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2010 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2010 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

8   JPMORGAN SMARTRETIREMENT FUNDS

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investment s. Emerging markets may face greater social, economic , regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Securities of Real Estate Companies and REITs Risks.  Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many

NOVEMBER 1, 2008   9

JPMorgan SmartRetirement 2010 Fund (continued)

factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Derivative Risk. The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument, the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

10   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement 2010 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2010 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	2.27%	Worst Quarter	4th quarter, 2007	–0.73%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –11.99%.

NOVEMBER 1, 2008   11

JPMorgan SmartRetirement 2010 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
SELECT CLASS
Return Before Taxes	5.07	8.04
Return After Taxes on Distributions	3.51	6.52
Return After Taxes on Distributions and Sale of Fund Shares	3.53	6.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6. 97	7 .82

RUSSELL 3000 INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

SMARTRETIREMENT 2010 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.06	10.13

LIPPER MIXED-ASSET TARGET 2010 FUNDS AVERAGE4,ˆ
(Reflects No Deduction for Taxes)	5.76	8.53

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement 2010 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The performance of the Lipper Mixed-Asset Target 2010 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

12   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Select Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.25
Other Expenses[3]	0. 14
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.63
Total Annual Fund Operating Expenses[5]	1 . 0 2
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 21 )
Net Expenses[6]	0.81

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.18% of the average daily net assets of the Select Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0.3 9 % of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   13

JPMorgan SmartRetirement 2010 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
83	304	543	1,229

14   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2015 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2015 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2015 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities a nd other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment.

NOVEMBER 1, 2008   15

JPMorgan SmartRetirement 2015 Fund (continued)

The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investment s. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Securities of Real Estate Companies and REITs Risks.  Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when

16   JPMORGAN SMARTRETIREMENT FUNDS

interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Derivative Risk. The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

NOVEMBER 1, 2008   17

JPMorgan SmartRetirement 2015 Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2015 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2015 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	2.87%	Worst Quarter	4th quarter, 2007	–1.28%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –13.96%.

18   JPMORGAN SMARTRETIREMENT FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
SELECT CLASS
Return Before Taxes	5.32	8.85
Return After Taxes on Distributions	3.81	7.39
Return After Taxes on Distributions and Sale of Fund Shares	3.81	6.83

RUSSELL 3000 INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6. 97	7.82

SMARTRETIREMENT 2015 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.05	11.05

LIPPER MIXED-ASSET TARGET 2015 FUNDS AVERAGE4,ˆ
(Reflects No Deduction for Taxes)	6.02	9.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement 2015 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The performance of the Lipper Mixed-Asset Target 2015 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   19

JPMorgan SmartRetirement 2015 Fund (continued)

Fees and Expenses for Select Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.25
Other Expenses[3]	0. 16
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0. 70
Total Annual Fund Operating Expenses[5]	1 . 11
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 23 )
Net Expenses[6]	0.8 8

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.18% of the average daily net assets of the Select Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 41 % of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

20   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
90	330	589	1, 331

NOVEMBER 1, 2008   21

JPMorgan SmartRetirement 2020 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2020 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2020 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result

22   JPMORGAN SMARTRETIREMENT FUNDS

from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the u nderlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). The se securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.  Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events

NOVEMBER 1, 2008   23

JPMorgan SmartRetirement 2020 Fund (continued)

or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk. The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

24   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2020 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2020 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	3. 42%	Worst Quarter	4th quarter, 2007	–1.71%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –15.80%.

NOVEMBER 1, 2008   25

JPMorgan SmartRetirement 2020 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
SELECT CLASS
Return Before Taxes	5.38	9.54
Return After Taxes on Distributions	3.71	8.00
Return After Taxes on Distributions and Sale of Fund Shares	3.69	7.34

RUSSELL 3000 INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2020 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.93	11.84

LIPPER MIXED-ASSET TARGET 2020 FUNDS AVERAGE4,ˆ
(Reflects No Deduction for Taxes)	6.05	9.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement 2020 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The performance of the Lipper Mixed-Asset Target 2020 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

26   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Select Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.25
Other Expenses[3]	0. 18
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.7 4
Total Annual Fund Operating Expenses[5]	1. 17
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 25 )
Net Expenses[6]	0.9 2

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.18% of the average daily net assets of the Select Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 43 % of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   27

JPMorgan SmartRetirement 2020 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
94	347	620	1,398

28   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2025 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2025 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2025 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments , i ncluding derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes

NOVEMBER 1, 2008   29

JPMorgan SmartRetirement 2025 Fund (continued)

in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Securities of Real Estate Companies and REITs Risks.   Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.   Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short

30   JPMORGAN SMARTRETIREMENT FUNDS

term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk. The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   31

JPMorgan SmartRetirement 2025 Fund (continued)

Fees and Expenses for Select Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.25
Other Expenses[3]	0. 30
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.7 0
Total Annual Fund Operating Expenses[5]	1. 25
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 36 )
Net Expenses[6]	0. 89

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year . This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.19% of the average daily net assets of the Select Class Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 55 % of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

32   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
91	361	652	1,480

NOVEMBER 1, 2008   33

JPMorgan SmartRetirement 2030 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2030 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2030 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes

34   JPMORGAN SMARTRETIREMENT FUNDS

in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.   Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial

NOVEMBER 1, 2008   35

JPMorgan SmartRetirement 2030 Fund (continued)

resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk. The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

36   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2030 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2030 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	4.4 7%	Worst Quarter	4th quarter, 2007	–2.35%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –18.22%.

NOVEMBER 1, 2008   37

JPMorgan SmartRetirement 2030 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
SELECT CLASS
Return Before Taxes	6.30	10.72
Return After Taxes on Distributions	4.98	9.39
Return After Taxes on Distributions and Sale of Fund Shares	4.57	8.55

RUSSELL 3000 INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2030 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.94	12.82

LIPPER MIXED-ASSET TARGET 2030 FUNDS AVERAGE4,ˆ
(Reflect No Deduction for Taxes)	6.54	10.47

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement 2030 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The Lipper Mixed-Asset Target 2030 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

38   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Select Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.25
Other Expenses[3]	0. 20
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.8 2
Total Annual Fund Operating Expenses[5]	1. 27
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 26 )
Net Expenses[6]	1.0 1

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.19% of the average daily net assets of the Select Class Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 45 % of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   39

JPMorgan SmartRetirement 2030 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
103	377	672	1,511

40   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2035 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2035 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2035 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes

NOVEMBER 1, 2008   41

JPMorgan SmartRetirement 2035 Fund (continued)

in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.  Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or

42   JPMORGAN SMARTRETIREMENT FUNDS

financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization co mpanies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk. The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   43

JPMorgan SmartRetirement 2035 Fund (continued)

Fees and Expenses for Select Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.25
Other Expenses[3]	0. 33
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0. 74
Total Annual Fund Operating Expenses[5]	1. 32
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 39 )
Net Expenses[6]	0 . 93

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.19% of the average daily net assets of the Select Class Shares through 10/ 31 /09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 58 % of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

44   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
95	380	686	1,556

NOVEMBER 1, 2008   45

JPMorgan SmartRetirement 2040(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2040 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2040 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser or its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes

46   JPMORGAN SMARTRETIREMENT FUNDS

in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the u nderlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.  Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial

NOVEMBER 1, 2008   47

JPMorgan SmartRetirement 2040 Fund (continued)

resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk. The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

48   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Select Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2040 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2040 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	4.57%	Worst Quarter	4th quarter, 2007	–2.3 3%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –18.95%.

NOVEMBER 1, 2008   49

JPMorgan SmartRetirement 2040 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*
SELECT CLASS
Return Before Taxes	6.37	10.85
Return After Taxes on Distributions	5.02	9.49
Return After Taxes on Distributions and Sale of Fund Shares	4.64	8.65

RUSSELL 3000 INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2040 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.94	12.74

LIPPER MIXED-ASSET TARGET 2040 FUNDS AVERAGE4,ˆ
(Reflects No Deduction for Taxes)	6.28	10.79

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement 2040 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

50   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Select Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.25
Other Expenses[3]	0. 23
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.8 3
Total Annual Fund Operating Expenses[5]	1. 31
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 29 )
Net Expenses[6]	1.0 2

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.19% of the average daily net assets of the Select Class Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 48 % of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   51

JPMorgan SmartRetirement 2040 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
104	387	690	1,554

52   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2045 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2045 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2045 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or

NOVEMBER 1, 2008   53

JPMorgan SmartRetirement 2045 Fund (continued)

unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.  Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller

54   JPMORGAN SMARTRETIREMENT FUNDS

companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying f und’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk. The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market , and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   55

JPMorgan SmartRetirement 2045 Fund (continued)

Fees and Expenses for Select Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.25
Other Expenses[3]	1.89
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0. 7 5
Total Annual Fund Operating Expenses[5]	2.89
Fee Waivers and/or Expense Reimbursements[2,6]	( 1 . 95 )
Net Expenses[6]	0 . 94

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.19% of the average daily net assets of the Select Class Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 2.14 % of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

56   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
96	710	1,351	3,074

NOVEMBER 1, 2008   57

JPMorgan SmartRetirement 2050 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2050 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2050 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying fun d s. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser or its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes

58   JPMORGAN SMARTRETIREMENT FUNDS

in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks. Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an u nderlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.  Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or

NOVEMBER 1, 2008   59

JPMorgan SmartRetirement 2050 Fund (continued)

financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk. The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market , and derivative risks ; debt securities are subject to credit risk). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

60   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Select Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Select Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.25
Other Expenses[3]	2.27
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0. 7 5
Total Annual Fund Operating Expenses[5]	3 . 27
Fee Waivers and/or Expense Reimbursements[2,6]	(2.33)
Net Expenses[6]	0.94

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.”

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year . This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.19% of the average daily net assets of the Select Class Shares through 10/ 31 / 0 9 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 2.52 % of the average daily net assets for Select Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   61

JPMorgan SmartRetirement 2050 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

YOUR COSTS ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
96	788	1,505	3,407

62   JPMORGAN SMARTRETIREMENT FUNDS

More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust I ( the Trust) and is managed by JPMIM. The underlying funds are managed by JPMIM, JPMorgan Investment Advisors Inc. (JPMIA) or Security Capital Research & Management Incorporated (SC-R&M). Highbridge Capital Management, LLC (HCM) is the sub-adviser to the Highbridge Statistical Market Neutral Fund. JF International Management Inc. (JFIMI) is the sub-adviser to the JPMorgan China Region Fund and the JPMorgan India Fund. JPMIA and SC-R&M are under common control with JPMIM. JPMorgan Asset Management Holdings Inc. holds a majority interest in HCM. JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (ASIA) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. As a result, these advisers are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and JPMIM, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The Funds are designed to produce risk-appropriate investment returns by using three major asset classes: stocks, bonds, and cash or cash equivalents. Diversification is primarily achieved by investing in other JPMorgan Funds, but may also be achieved by investing directly in securities and other financial instruments, to the extent permitted by applicable law o r the exemptive relief obtained from the SEC . A brief description of these underlying JPMorgan Funds can be found in Appendix A. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

The JPMorgan SmartRetirement 2010 Fund, the JPMorgan SmartRetirement 2015 Fund, the JPMorgan SmartRetirement 2020 Fund, the JPMorgan SmartRetirement 2025 Fund, the JPMorgan SmartRetirement 2030 Fund, the JPMorgan SmartRetirement 2035 Fund, the JPMorgan SmartRetirement 2040 Fund, the JPMorgan SmartRetirement 2045 Fund and the JPMorgan SmartRetirement 2050 Fund (collectively, the “Age-Based Funds”) are designed for investors who expect to retire near the applicable target retirement date. The JPMorgan SmartRetirement Income Fund is designed for investors who are retired or expect to retire soon. The Funds are diversified for purposes of the Investment Company Act of 1940, as amended (the Investment Company Act).

JPMIM uses a strategic asset allocation strategy for each of the Age-Based Funds that changes over time as a Fund approaches its target retirement date. As a Fund approaches its target retirement date, each Age-Based Fund’s investment objective migrates from seeking total return to current income. It is anticipated that each Fund’s target asset allocation will match that of the JPMorgan SmartRetirement Income Fund within 1 to 5 years of the target retirement date of the Fund. Once an Age-Based Fund’s asset allocation is substantially the same as the JPMorgan SmartRetirement Income Fund, the Age-Based Fund may combine with the JPMorgan SmartRetirement Income Fund upon approval of the Board of Trustees of the Trust.

For each JPMorgan SmartRetirement Fund, the Adviser sets a target asset allocation among JPMorgan Funds including U.S. large cap equity funds, U.S. mid cap equity funds, U.S. small cap equity funds, REIT funds, international and emerging markets equity funds, U.S. fixed income funds, emerging markets debt funds, high yield fixed income funds, market neutral funds, and money market funds. The JPMorgan Funds in which the JPMorgan SmartRetirement Funds may invest are referred to in this prospectus as the “underlying funds.” For each Age-Based Fund, the Adviser generally establishes the target asset allocation among the underlying funds on an annual basis. However, the Adviser may make tactical changes to the asset allocation model and target asset allocations and ranges or shift investments among the underlying funds when it believes it is beneficial to a Fund or may maintain the target allocation for longer periods of time. For each Fund, the target asset allocation among types of underlying funds as of November 1, 200 8 is set forth below.

NOVEMBER 1, 2008   63

More About the Funds (continued)

The Adviser may make changes to the target asset allocation within the ranges indicated below.

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	15 .0%	0–30%	1 9.2%	6–36%
U.S. Small/Mid Cap Equity Funds	5 .0	0–10	6.2	0–10
REIT Funds	4 .0	0–10	5.2	0–20
International Equity Funds	8 .0	0–23	1 1.0	0–27
Emerging Markets Equity Funds	1 .0	0–5	1.6	0–10
U.S. Fixed Income Funds	4 8.0	30–90	4 3.8	20–80
Emerging Markets Debt Funds	4 .5	0–15	4 .5	0–15
High Yield Fixed Income Funds	4 .5	0–15	4 .5	0–15
Money Market Funds/Cash and Cash Equivalents	10 .0	0–20	4.0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	2 5.3%	12–42%	3 0.8%	17–47%
U.S. Small/Mid Cap Equity Funds	7 .3	0–20	7. 8	0–20
REIT Funds	6.9	0–20	8.4	0–20
International Equity Funds	1 3.9	0–30	1 5.4	0–30
Emerging Markets Equity Funds	2.6	0–10	3.6	0–10
U.S. Fixed Income Funds	3 5.6	20–60	2 6.6	10–50
Emerging Markets Debt Funds	4 .2	0–15	3 .7	0–15
High Yield Fixed Income Funds	4 .2	0–15	3 .7	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	3 4.8%	20–50%	3 7. 8%	20–55%
U.S. Small/Mid Cap Equity Funds	8.6	0–20	9.6	0–20
REIT Funds	9 .3	0–20	9.8	0–20
International Equity Funds	1 7.5	5–35	20 .0	5–35
Emerging Markets Equity Funds	4 .3	0–10	4.8	0–10
U.S. Fixed Income Funds	19 .1	0–40	1 2.6	0–40
Emerging Markets Debt Funds	3 .2	0–15	2.7	0–15
High Yield Fixed Income Funds	3 .2	0–15	2.7	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

64   JPMORGAN SMARTRETIREMENT FUNDS

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	39 .0%	25–55%	39 .0%	25–55%
U.S. Small/Mid Cap Equity Funds	10 .0	0–20	10 .0	0–20
REIT Funds	10 .0	0–20	10 .0	0–20
International Equity Funds	2 1.0	5–35	2 1.0	5–35
Emerging Markets Equity Funds	5 .0	0–10	5 .0	0–10
U.S. Fixed Income Funds	10 .0	0–40	10 .0	0–40
Emerging Markets Debt Funds	2.5	0–15	2.5	0–15
High Yield Fixed Income Funds	2.5	0–15	2.5	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	39 .0%	25–55%	39 .0%	25–55%
U.S. Small/Mid Cap Equity Funds	10 .0	0–20	10 .0	0–20
REIT Funds	10 .0	0–20	10 .0	0–20
International Equity Funds	2 1.0	5–35	2 1.0	5–35
Emerging Markets Equity Funds	5 .0	0–10	5 .0	0–10
U.S. Fixed Income Funds	10 .0	0–40	10 .0	0–40
Emerging Markets Debt Funds	2.5	0–15	2.5	0–15
High Yield Fixed Income Funds	2.5	0–15	2.5	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

NOVEMBER 1, 2008   65

More About the Funds (continued)

Each of the JPMorgan SmartRetirement Funds may invest in any of the following underlying JPMorgan Funds within the following ranges, subject to changes as described above.

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–20%	0–25%	0–32%	0–40%	0–46%
JPMorgan Equity Income Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Equity Index Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid America Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Equity Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Value Discovery Fund	0–20	0–25	0–32	0–40	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–46%	0–46%	0–46%	0–46%	0–46%
JPMorgan Equity Income Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Equity Index Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid America Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Equity Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Value Discovery Fund	0–46	0–46	0–46	0–46	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

66   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Capital Growth Fund	0–10%	0–10%	0–20%	0–20%	0–20%
JPMorgan Diversified Mid Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Diversified Mid Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Dynamic Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Growth Advantage Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Micro Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Strategic Small Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20

NOVEMBER 1, 2008   67

More About the Funds (continued)

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Capital Growth Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Diversified Mid Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Diversified Mid Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Dynamic Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Growth Advantage Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Micro Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Strategic Small Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20

68   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–10%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–10	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–10	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–5	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Core Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Core Plus Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Enhanced Income Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Government Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Intermediate Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Mortgage-Backed Securities Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Real Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Short Term Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Short Term Bond Fund II	0–90	0–80	0–60	0–50	0–40
JPMorgan Total Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Treasury & Agency Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Ultra Short Duration Bond Fund	0–90	0–80	0–60	0–50	0–40

NOVEMBER 1, 2008   69

More About the Funds (continued)

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–20	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–10	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Core Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Core Plus Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Enhanced Income Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Government Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Intermediate Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Mortgage-Backed Securities Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Real Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Short Term Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Short Term Bond Fund II	0–40	0–40	0–40	0–40	0–40
JPMorgan Total Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Treasury & Agency Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Ultra Short Duration Bond Fund	0–40	0–40	0–40	0–40	0–40

70   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Bond Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–20	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Bond Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–10	0–10	0–10	0–10	0–10

NOVEMBER 1, 2008   71

More About the Funds (continued)

The Funds invest in Class R5 Shares to the extent that they are available. However, many of the underlying funds currently do not have Class R5 Shares. As a result, the Funds may invest in Institutional Class Shares of the underlying funds, or to the extent that an underlying fund does not have Institutional Class Shares, the Funds may invest in Select Class Shares of an underlying fund. Institutional Class Shares and Select Class Shares have higher expenses than Class R5 Shares. To the extent that the Funds invest in underlying funds without Class R5 Shares, the Funds’ total expenses will be higher.

Additional JPMorgan Funds may be added to the list of underlying funds from time to time. Although the JPMorgan SmartRetirement Funds mainly invests in JPMorgan Funds and cash and cash equivalents, the Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest in securities and other financial instruments, such as futures, swaps and other derivatives, in lieu of the underlying funds to gain exposure to, or to overweight or underweight allocations , among various sectors and markets. Under ordinary circumstances, the Funds will not invest more than 20% of their total assets in securiti es; pr ovided, however, the Funds may invest up to 40% of their total assets in securities and may invest all or most of their total assets in cash or cash equivalents for temporary defensive purposes or to respond to unusual market conditions or large cash flows.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information. The Funds’ Board of Trustees may change any of these investment policies (but not a Fund’s investment objective) without shareholder approval. For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance” and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 200 8 , is shown in the Financial Highlights. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

72   JPMORGAN SMARTRETIREMENT FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Select Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares — See “How do I open an account?”

Select Class Shares may be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advers o ry, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	JPMorgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including

NOVEMBER 1, 2008   73

How to Do Business with the Funds (continued)

exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

74   JPMORGAN SMARTRETIREMENT FUNDS

The NAV of the Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of the Fund’s direct investments in securities and other financial instruments . The market value of an underlying fund’s investments and the Funds’ direct investments in securities and other financial instruments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s or an underlying fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the JPMorgan Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days you will not be able to purchase or redeem your shares.

How do I open an account?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds in order to meet the minimum. There are no minimum levels for subsequent purchases.

Select Class shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information

NOVEMBER 1, 2008   75

How to Do Business with the Funds (continued)

is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
    (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
    (EX: XYZ CORPORATION)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

    JPMorgan Chase Bank, N.A.
    ATTN: JPMorgan Funds Services
    ABA 021 000 021
    DDA 323 125 832
    FBO Your JPMorgan Fund
        (EX: JPMORGAN ABC FUND-SELECT)
    Your Fund Number & Account Number
        (EX: FUND 123-ACCOUNT 123456789)
    Your Account Registration
        (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SHAREHOLDER SERVICING FEES

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

76   JPMORGAN SMARTRETIREMENT FUNDS

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Select Class Shares of the Fund may be exchanged for Select Class Shares of another JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus of any JPMorgan Fund by contacting your Financial Intermediary, or by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes, before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

NOVEMBER 1, 2008   77

How to Do Business with the Funds (continued)

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order .

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds and other readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

78   JPMORGAN SMARTRETIREMENT FUNDS

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

NOVEMBER 1, 2008   79

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gain from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Funds can earn income and realize capital gain. The Funds deduct any expenses and then pay out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each quarter. Dividends are distributed on the first business day of the next month after they are declared. Each Fund will distribute its net realized capital gain s, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss) if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

A Fund’s investments in derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold (including at times when it is not advantageous to do so). Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to a Fund.

The dates on which dividends and capital gain will be distributed are available online at www.jpmorganfunds.com.

80   JPMORGAN SMARTRETIREMENT FUNDS

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

Each of the Funds will disclose the complete holdings list and the percentage that each of the underlying funds represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than ten calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

NOVEMBER 1, 2008   81

Management of the Funds

The Adviser, Administrator and Distributor

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Columbus, Ohio 43240) provides administrative services and oversees the Funds’ other service providers. The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for its services to the underlying funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (1111 Polaris Parkway, Columbus, Ohio 43240) is the distributor for the Funds. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

A discussion of the basis the Board of Trustees used in approving the investment advisory agreement for each Fund is included in that Fund’s semi-annual report for the six-month period ended December 31.

Advisory Fees

JPMIM does not charge an investment advisory fee for its services to the Funds, although it and its affiliates receive investment advisory fees from the underlying funds.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options they make available to their customers. See the Statement of Additional Information for more information.

The Fund Managers

The Funds are managed by JPMIM’s Global Multi-Asset Group (GMAG). The members of the GMAG team responsible for management and oversight of the Funds are Jeffery A. Geller, Anne Lester, Pat Jakobson, and Michael Schoenhaut. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Jakobson, and Mr. Schoenhaut and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for each Fund, which is comprised of the underlying equity and fixed income strategies. Mr. Geller, Managing Director, is Chief Investment Officer (CIO) for the Americas of GMAG and has investment oversight responsibility for the Funds. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester, Managing Director, has been an employee of GMAG since 2000 and a portfolio manager of the Funds since their inception in 2005. Mr. Jakobson, Managing Director, joined JPMIM in 1987 and has been a portfolio manager of the Funds since their inception. Mr. Schoenhaut, Vice President and a CFA charterholder, has been an employee of JPMIM since 1997 and a portfolio manager of the Funds since their inception.

JPMIM, JPMIA, and SC-R&M serve as the advisers, and certain affiliates serve as sub-advisers, to the underlying mutual funds, for which they receive a fee.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds .

82   JPMORGAN SMARTRETIREMENT FUNDS

This Page Intentionally Left Blank.

NOVEMBER 1, 2008   83

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information below has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ annual report for the fiscal year ended June 30, 200 8 , is incorporated by reference in the Statement of Additional Information, which is available on request. The annual report and semi-annual report are available upon request.

Select Class

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement Income Fund
Year Ended June 30, 2008	$15.98	$0.61	(h)	$(1.07)	$(0.46)	$(0.75)	$(0.01)	$(0.76)
Year Ended June 30, 2007	14.88	0.62	(h)	0.97	1.59	(0.49)	— (i)	(0.49)
May 15, 2006 (g) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

SmartRetirement 2010 Fund
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)	(0.59)
May 15, 2006 (g) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

SmartRetirement 2015 Fund
Year Ended June 30, 2008	16.57	0.51	(h)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)
Year Ended June 30, 2007	14.83	0.46	(h)	1.83	2.29	(0.54)	(0.01)	(0.55)
May 15, 2006 (g) through June 30, 2006	15.00	0.08		(0.20)	(0.12)	(0.05)	—	(0.05)

SmartRetirement 2020 Fund
Year Ended June 30, 2008	16.88	0.45	(h)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)
Year Ended June 30, 2007	14.79	0.37	(h)	2.22	2.59	(0.49)	(0.01)	(0.50)
May 15, 2006 (g) through June 30, 2006	15.00	0.07		(0.23)	(0.16)	(0.05)	—	(0.05)

SmartRetirement 2025 Fund
July 31, 2007 (g) through June 30, 2008	15.00	0.37	(h)	(1.27)	(0.90)	(0.58)	—	(0.58)

SmartRetirement 2030 Fund
Year Ended June 30, 2008	17.32	0.35	(h)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)
Year Ended June 30, 2007	14.75	0.26	(h)	2.75	3.01	(0.44)	— (i)	(0.44)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

84   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.76	(3.02)%	$10,104	0.17%	3.93%	0.31%	38%
15.98	10.80	3,455	0.17	3.88	0.46	38
14.88	(0.15)	100	0.17	5.35	0.52	1

14.66	(4.81)	32,554	0.18	3.81	0.39	31
16.22	13.12	10,400	0.18	3.31	0.31	27
14.88	(0.44)	100	0.18	4.72	0.51	2

14.67	(6.56)	25,510	0.18	3.26	0.41	26
16.57	15.60	11,517	0.18	2.77	0.28	25
14.83	(0.79)	99	0.18	4.13	0.51	2

14.70	(8.07)	61,177	0.18	2.83	0.43	27
16.88	17.68	20,483	0.18	2.22	0.27	36
14.79	(1.08)	99	0.18	3.55	0.51	6

13.52	(6.25)	2,206	0.19	2.79	0.55	33

14.79	(10.03)	38,908	0.19	2.20	0.45	33
17.32	20.64	11,358	0.19	1.53	0.28	27
14.75	(1.37)	99	0.19	2.93	0.51	6

NOVEMBER 1, 2008   85

Financial Highlights (continued)

Select Class

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
SmartRetirement 2035 Fund
July 31, 2007 (g) through June 30, 2008	$15.00	$0.26	(h)	$(1.37)	$(1.11)	$(0.58)	$—		$(0.58)

SmartRetirement 2040 Fund
Year Ended June 30, 2008	17.34	0.34	(h)	(2.07)	(1.73)	(0.63)	(0.24)		(0.87)
Year Ended June 30, 2007	14.76	0.26	(h)	2.77	3.03	(0.45)	—	(i)	(0.45)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—		(0.04)

SmartRetirement 2045 Fund
July 31, 2007 (g) through June 30, 2008	15.00	0.26	(h)	(1.33)	(1.07)	(0.56)	—		(0.56)

SmartRetirement 2050 Fund
July 31, 2007 (g) through June 30, 2008	15.00	0.32	(h)	(1.36)	(1.04)	(0.47)	—		(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

86   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$13.31	(7.74)%	$1,109	0.19%	2.03%	0.58%	51%

14.74	(10.41)	19,182	0.19	2.10	0.48	36
17.34	20.80	5,192	0.19	1.55	0.29	25
14.76	(1.31)	99	0.19	2.93	0.51	6

13.37	(7.40)	412	0.19	2.01	2.14	37

13.49	(7.15)	522	0.19	2.41	2.52	63

NOVEMBER 1, 2008   87

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the JPMorgan Smart Retirement Funds whose shares are offered in this prospectus. The following summary is provided because certain of the underlying funds are subject to the actions described below.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain underlying funds, possible late trading of certain underlying funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain underlying funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain underlying funds which were series of One Group Mutual Funds, now known as JPMorgan Trust II, in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations or requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

JPMorgan Investment Advisors Inc. serves as investment adviser to some of the underlying funds.

88   JPMORGAN SMARTRETIREMENT FUNDS

Appendix A — Underlying Funds

The following is a brief description of the principal investment policies of each of the underlying funds.

Highbridge Statistical Market Neutral Fund

Highbridge Statistical Market Neutral Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing. The Fund purchases equity securities that Highbridge Capital Management, LLC, the sub-adviser, believes are undervalued and sells short securities that it believes are overvalued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index. The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund’s performance of general stock market movements or sector swings. The Fund’s investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk. The Fund implements its strategy through an automated trading process designed to be cost-efficient.

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Asia Equity Fund

JPMorgan Asia Equity Fund seeks total return from long-term capital growth. The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at l e ast 80% of its net assets in equity securities of such issuers. The “Asian Region” includes but is not limited to, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes.

JPMorgan Bond Fund

JPMorgan Bond Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Brothers U.S. Aggregate Index. The Fund may use derivatives as substitutes for securities in which it can invest.

JPMorgan Capital Growth Fund

JPMorgan Capital Growth Fund seeks capital growth over the long term. The Fund invests primarily in common stocks of mid cap companies which its adviser, JPMIM, believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap® Growth Index stocks at the time of purchase.

JPMorgan China Region Fund

JPMorgan China Region Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of companies in the China region or instruments that have similar economic characteristics. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China (including Hong Kong and Macau) (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt, securities or unrated bonds and debt securities which the

NOVEMBER 1, 2008   89

Appendix A — Underlying Funds (continued)

adviser, JPMIA, determines to be of comparable quality, as well as preferred stock . Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan assignments and participations , and other debt securities (including foreign and emerging market debt securities) rated below investment grade (i.e., high yield or junk bonds.) As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. JPMIA will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities, that at the time of purchase, are rated investment grade or better or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent).

JPMorgan Disciplined Equity Fund

JPMorgan Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund primarily invests in common stock of large-and mid-capitalization U.S. companies. Sector by sector, the Fund’s weighting s are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests primarily in common stocks of mid cap companies which the adviser, JPMIA, believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Diversified Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks, both of which are convertible into common stocks. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell MidCap® Value Index at the time of purchase. The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Dynamic Small Cap Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of Russell 2000® Growth Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. The Fund invests primarily in common stocks .

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund ’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in emerging market debt investments. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the JPMorgan Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

90   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom , the United States, and most countries of w estern Europe. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities .

JPMorgan Enhanced Income Fund

JPMorgan Enhanced Income Fund seeks to provide high current income consistent with principal preservation. The Fund invests in taxable fixed-income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser, JPMIM, believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund’s duration will be no longer than 1.5 years. Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. All of the securities purchased by the Fund, at the time of purchase, must be rated investment- grade, or unrated but deemed by the adviser, JPMIM, to be of comparable quality, including at least 75% rated A or better.

JPMorgan Equity Income Fund

JPMorgan Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. The Fund’s investment strategy is to invest in common stocks of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the adviser, JPMIA, believes to be their long-term investment value. T he Fund may invest in common stock, preferred stock, REITs, preferred stock convertible to common stock, debt securities, depositary receipts and warrants and rights to buy common stock .

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor’s 500 Composite Stock Index ( S&P 500 Index). 1 The Fund invests in stocks included in the S&P 500 Index and also may invest in stock index futures and other equity derivatives. The adviser, JPMIA, attempts to track the performance of the Fund’s S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

1	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Federal Money Market Fund

JPMorgan Federal Money Market Fund aims to provide current income while still preserving capital and maintaining liquidity. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds issued by the U.S. government and its agencies and instrumentalities . Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or guaranteed by certain U.S. government agencies or instrumentalities.

NOVEMBER 1, 2008   91

Appendix A — Underlying Funds (continued)

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in common stocks across all market capitalizations. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies when the adviser, JPMIM, believes such companies offer attractive opportunities. The Fund invests in companies that the adviser believes have strong earnings growth potential.

JPMorgan High Yield Bond Fund

JPMorgan High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan assignments and participations . As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stocks and other debt securities which are rated below investment grade or unrated. The Fund may invest up to 100% of its total assets in below investment grade or unrated securities.

JPMorgan India Fund

JPMorgan India Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Indian companies or instruments that have similar economic characteristics. An Indian company is any company: that is organized under the laws of, or has a principal office in India; the principal securities market for which is India; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in India; or at least 50% of the assets of which are located in India. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intermediate Bond Fund

JPMorgan Intermediate Bond Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. The Fund mainly invests in investment grade debt securities of all types or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities and collateralized mortgage obligations.

JPMorgan International Equity Fund

JPMorgan International Equity Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of the value of its net assets in equity investments. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies or other countries in which it can invest.

JPMorgan International Equity Index Fund

JPMorgan International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australasia, and Far East Gross Domestic Product Index (MSCI EAFE GDP Index).1 Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stock s (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index . The Fund also may invest in stock index futures. The Fund’s adviser, JPMIM, attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. Perfect correlation would be 1.000. Most of the Fund’s assets will be denominated in foreign currencies.

1	“MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

92   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

JPMorgan International Realty Fund

JPMorgan International Realty Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its value in net assets in equity securities of REITs, including REITs with relatively small market capitalizations, and other real estate companies. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in the real estate sector.

JPMorgan International Value Fund

JPMorgan International Value Fund seeks to provide high total return from a portfolio of foreign company equity securities. The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks, and privately placed securities .

JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization U.S. companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in either large- or mid-capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Intrepid European Fund

JPMorgan Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its net assets in equity securities of European issuers. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in large- or mid-capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Intrepid International Fund

JPMorgan Intrepid International Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of

NOVEMBER 1, 2008   93

Appendix A — Underlying Funds (continued)

the countries of western Europe; emerging markets include most of the other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, and warrants to buy common stocks .

JPMorgan Intrepid Japan Fund

JPMorgan Intrepid Japan Fund (formerly JPMorgan Japan Fund) seeks total return from long-term capital growth. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of Japanese issuers. The Fund, may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund anticipates that most of its assets will be invested in securities traded on Japanese markets. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests primarily in common stocks of mid-cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase .

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Multi Cap Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Intrepid Plus Fund

JPMorgan Intrepid Plus Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in long and short positions with respect to equity securities. The Fund will take long positions in equity securities the adviser, JPMIM, believes offer attractive return potential and sell short securities the Fund’s adviser, JPMIM, believes will underperform. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of both large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in either large- or mid- capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large, well-established companies. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund’s adviser, JPMIA,

94   JPMORGAN SMARTRETIREMENT FUNDS

invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund invests primarily in common stocks.

JPMorgan Latin America Fund

JPMorgan Latin America Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in securities of Latin American issuers and other investments that are tied economically to Latin America. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The adviser, JPMIM, considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Liquid Assets Money Market Fund

JPMorgan Liquid Assets Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests in high-quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities; repurchase agreements and reverse repurchase agreements; taxable municipal obligations; and funding agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Market Expansion Index Fund

JPMorgan Market Expansion Index Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1 The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges, as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. T he Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

1	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Market Neutral Fund

JPMorgan Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index and/or the S&P 500 Index, in an effort to insulate the Fund’s performance from the effects of general stock market movements.

JPMorgan Micro Cap Fund

JPMorgan Micro Cap Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of micro cap companies. Micro cap companies are companies with market capitalization equal to those within the universe of the Russell MicrocapTM Index at the time of purchase . Because of the nature of micro cap companies, the market capitalization range can vary greatly over time. The Fund invests primarily in common stocks.

NOVEMBER 1, 2008   95

Appendix A — Underlying Funds (continued)

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund’s objective is long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Fund seeks growth from capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies have market capitalizations between $1 billion and $20 billion at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Mortgage-Backed Securities Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages. Under normal circumstances, the Fund invests at least 80% of its net assets in mortgage-backed securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the Fund’s adviser, JPMIA, determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities, such as Ginnie Mae, Fannie Mae, and Freddie Mac, commercial mortgage securities, collateralized mortgage obligations and other securities representing an interest in or secured by mortgages. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax-exempt municipal securities and corporate debt securities.

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance. The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s adviser, JPMIA, considers to be attractive and “short selling” stocks that the adviser considers to be unattractive. The adviser considers a company’s fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short sell a stock.

JPMorgan Prime Money Market Fund

JPMorgan Prime Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital. The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations, debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, repurchase agreements and reverse repurchase agreements, taxable municipal obligations and funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Real Return Fund

JPMorgan Real Return Fund seeks to maximize inflation protected return. The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation-linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign government s and other foreign issuers. The Fund will utilize conventional fixed income strategies including duration management; credit sector; and yield curve management; and relative value trading.

JPMorgan Realty Income Fund

JPMorgan Realty Income Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets and in any event under normal circumstances at least 80% of its net assets in equity securities of REITs, including REITs with relatively small market capitalization. The Fund may invest in both equity REITs and mortgage REITs.

JPMorgan Russia Fund

JPMorgan Russia Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at

96   JPMORGAN SMARTRETIREMENT FUNDS

least 80% of the value of its net assets in equity securities of Russian companies or instruments that have similar economic characteristics. The Fund may, to a lesser extent, invest in equity securities of companies located in the former Soviet Union countries other than Russia or instruments that have similar economic characteristics. A Russian company is any company: that is organized under the laws of, or has a principal office in Russia; the principal securities market for which is Russia; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made or services performed in Russia; or at least 50% of the assets of which are located in Russia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund will primarily invest in a focused portfolio of depositary receipts.

JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund seeks to provide high total return, consistent with low volatility of principal. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between zero and three years, similar to that of the Merrill Lynch 1–3 Year Treasury Index.

JPMorgan Short Term Bond Fund II

JPMorgan Short Term Bond Fund II seeks a high level of income, consistent with preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that JPMIM, the adviser, believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years.

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Core Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies . Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. The Fund invests primarily in common stock.

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small capitalization and emerging growth companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of small-capitalization companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investment opportunities for the Fund, its adviser, JPMIA, uses a value-oriented approach. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Strategic Small Cap Value Fund

JPMorgan Strategic Small Cap Value Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies . Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investments

NOVEMBER 1, 2008   97

Appendix A — Underlying Funds (continued)

for the Fund, its adviser, JPMIM, uses a value-oriented approach. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Total Return Fund

The JPMorgan Total Return Fund seeks to provide high total return. The Fund mainly invests in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, and corporate debt securities that it believes have the potential to provide a high total return over time. These securities may be of any maturity. The Fund may use derivatives as substitutes for securities in which it can invest. The Fund may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Up to 35% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund may invest in loan assignments and participations (loans) and commitments to purchase loan assignments (unfunded commitments) and may engage in short sales.

JPMorgan Treasury & Agency Fund

JPMorgan Treasury & Agency Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Under normal circumstances, the Fund will invest at least 80% of its net assets in Treasury and Agency Obligations.

JPMorgan U.S. Equity Fund

JPMorgan U.S. Equity Fund seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Government Money Market Fund seeks high current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities or repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of select ed equity securities. Under normal circumstances, at least 80% of the value of the Fund’s net assets, which are expected to include both long and short positions, will consist of different U.S. securities selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000® Index and the S&P 500 Index. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add, both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Real Estate Fund seeks a high level of current income and long-term capital appreciation primarily

98   JPMORGAN SMARTRETIREMENT FUNDS

through investments in real estate securities. The Fund invests in the equity securities of real estate companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of publicly-traded real estate companies operating in the U.S. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in real estate). Real estate companies include equity and mortgage real estate investment trusts (REITs). The Fund does not invest in real estate directly. The Fund concentrates it investment in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in an industry or group of industries in the real estate sector.

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Small Company Fund seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in small cap U.S. companies. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements fully collateralized by U.S. Treasury securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Ultra Short Duration Bond Fund

JPMorgan Ultra Short Duration Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade debt securities. The Fund mainly invests in all types of investment grade debt securities or unrated securities which the Fund’s adviser, JPMIA, determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest as least 80% of its net assets in bonds. The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans.

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. Equity securities in which the Fund primarily invests include common stocks and REITs.

JPMorgan Value Discovery Fund

JPMorgan Value Discovery Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will be invested primarily in equity securities of large U.S. companies. These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations. The Fund invests primarily in common stocks, convertible securities (debt and preferred stocks that are convertible into common stock within a particular period of time at a specified price or formula), preferred stock, warrants and rights, REITs, depositary receipts and ETFs.

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Growth Fund seeks growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have growth characteristics. In selecting stocks, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

NOVEMBER 1, 2008   99

Appendix A — Underlying Funds (continued)

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have value characteristics. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler beli eves that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Small Cap Growth Fund

Undiscovered Managers Small Cap Growth Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in common stocks of small cap U.S. companies with market capitalizations equal to those within the universe of the Russell 2000 Growth Index or with market capitalization of less than $3.5 billion at the time of purchase. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of small cap companies.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the prospectus offering shares of the underlying fund. You can also find the same information online at www.jpmorganfunds.com.

100   JPMORGAN SMARTRETIREMENT FUNDS

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HOW TO REACH US

If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION?

You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202-942-8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s web site at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-0102.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

(Investment Company Act File No. 811-21295)

©JPMorgan Chase & Co., 2008    All rights reserved. November 2008.

PR-SRS-1108

PROSPECTUS NOVEMBER 1, 200 8

JPMorgan

SmartRetirement

Funds

Institutional Class Shares

JPMorgan SmartRetirement Income Fund ®
JPMorgan SmartRetirement 2010 Fund SM
JPMorgan SmartRetirement 2015 Fund SM
JPMorgan SmartRetirement 2020 Fund SM
JPMorgan SmartRetirement 2025 Fund SM
JPMorgan SmartRetirement 2030 Fund SM
JPMorgan SmartRetirement 2035 Fund SM
JPMorgan SmartRetirement 2040 Fund SM
JPMorgan SmartRetirement 2045 Fund SM
JPMorgan SmartRetirement 2050 Fund SM

The Securities and Exchange Commission has not approved or disapproved the shares of any of the Funds as an investment or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

CONTENTS

Fund Summaries: Investments, Risk & Performance
JPMorgan SmartRetirement Income Fund	1
JPMorgan SmartRetirement 2010 Fund	8
JPMorgan SmartRetirement 2015 Fund	15
JPMorgan SmartRetirement 2020 Fund	22
JPMorgan SmartRetirement 2025 Fund	29
JPMorgan SmartRetirement 2030 Fund	34
JPMorgan SmartRetirement 2035 Fund	41
JPMorgan SmartRetirement 2040 Fund	46
JPMorgan SmartRetirement 2045 Fund	53
JPMorgan SmartRetirement 2050 Fund	58
More About the Funds	63
Principal Investment Strategies	63
Temporary Defensive Positions	72
Portfolio Turnover	72
How to Do Business with the Funds	73
Purchasing Fund Shares	73
Shareholder Servicing Fees	76
Networking and Sub-Transfer Agency Fees	76
Exchanging Fund Shares	76
Redeeming Fund Shares	77
Shareholder Information	79
Distributions and Taxes	79
Shareholder Statements and Reports	80
Availability of Proxy Voting Record	80
Portfolio Holdings Disclosure	80
Management of the Funds	81
The Adviser, Administrator and Distributor	81
Advisory Fees	81
Additional Compensation to Financial Intermediaries	81
The Fund Managers	81
Financial Highlights	82
Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates	86
Appendix A — Underlying Funds	87
How to Reach Us	Back cover

JPMorgan SmartRetirement Income Fund®

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks current income and some capital appreciation.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement Income Fund ® is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”) uses an asset allocation strategy designed for investors who are retired or expect to retire soon. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds and large cap funds and International Equity Funds include emerging market equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

The Adviser may adjust the Fund’s target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the Securities and Exchange Commission (“SEC”), the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risk s

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value

NOVEMBER 1, 2008   1

JPMorgan SmartRetirement Income Fund (continued)

of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Securities of Real Estate Companies and REITs Risks.
Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive fac tors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The

2   JPMORGAN SMARTRETIREMENT FUNDS

underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty .

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

NOVEMBER 1, 2008   3

JPMorgan SmartRetirement Income Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement Income Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target Allocation Conservative Funds Index, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	1st quarter, 2007	1.90%	Worst Quarter	4th quarter, 2007	0.00%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –9.83%.

4   JPMORGAN SMARTRETIREMENT FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*

INSTITUTIONAL CLASS
Return Before Taxes	5.17	7.45
Return After Taxes on Distributions	3.61	5.98
Return After Taxes on Distributions and Sale of Fund Shares	3.49	5.55

LEHMAN BROTHERS U.S. AGGREGATE INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

RUSSELL 3000 INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

SMARTRETIREMENT INCOME COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.81	8.97

LIPPER MIXED-ASSET TARGET ALLOCATION CONSERVATIVE FUNDS INDEX4,ˆ
(Reflects No Deduction for Taxes)	4.41	6.83

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement Income Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes the deduction of expenses associated with mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   5

JPMorgan SmartRetirement Income Fund (continued)

Fees and Expenses for Institutional Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.10
Other Expenses[3]	0. 05
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.5 7

Total Annual Fund Operating Expenses[5]	0. 7 2
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 13 )

Net Expenses[6]	0. 59

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. T he shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds u p to 0.10% . This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.” As a result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.02% of the average daily net assets of the Institutional Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 15 % of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

6   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
60	217	388	882

NOVEMBER 1, 2008   7

JPMorgan SmartRetirement 2010 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2010 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2010 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds. Cash and Cash Equivalents include money market funds as well as cash and cash equivalents.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand,

8   JPMORGAN SMARTRETIREMENT FUNDS

if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Securities of Real Estate Companies and REITs Risks.
Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In

NOVEMBER 1, 2008   9

JPMorgan SmartRetirement 2010 Fund (continued)

particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security, or instrument, the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

10   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index, broad-based securities market indices, the SmartRetirement 2010 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2010 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	2.30%	Worst Quarter	4th quarter, 2007	–0.70%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –11.88%.

NOVEMBER 1, 2008   11

JPMorgan SmartRetirement 2010 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*

INSTITUTIONAL CLASS
Return Before Taxes	5.27	8.21
Return After Taxes on Distributions	3.69	6.66
Return After Taxes on Distributions and Sale of Fund Shares	3.68	6.20

LEHMAN BROTHERS U.S. AGGREGATE INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

RUSSELL 3000 INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

SMARTRETIREMENT 2010 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.06	10.13

LIPPER MIXED-ASSET TARGET 2010 FUNDS AVERAGE4,ˆ
(Reflects No Deduction for Taxes)	5.76	8.53

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement 2010 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The performance of the Lipper Mixed-Asset Target 2010 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

12   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Institutional Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.10
Other Expenses[3]	0. 11
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.63

Total Annual Fund Operating Expenses[5]	0.8 4
Fee Waivers and/or Expense Reimbursements[2,6]	(0.1 8 )

Net Expenses[6]	0.66

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. T he shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.10%. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.” As a result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.03% of the average daily net assets of the Institutional Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 21 % of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   13

JPMorgan SmartRetirement 2010 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
67	250	448	1,020

14   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2015 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2015 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2015 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of

NOVEMBER 1, 2008   15

JPMorgan SmartRetirement 2015 Fund (continued)

investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s f oreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The u nderlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the u nderlying fund s’ yield on those securities would be decreased.

Securities of Real Estate Companies and REITs Risks.
Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In

16   JPMORGAN SMARTRETIREMENT FUNDS

particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

NOVEMBER 1, 2008   17

JPMorgan SmartRetirement 2015 Fund (continued)

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2015 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2015 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	2.91%	Worst Quarter	4th quarter, 2007	–1.24%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –13.92%.

18   JPMORGAN SMARTRETIREMENT FUNDS

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*

INSTITUTIONAL CLASS
Return Before Taxes	5.46	9.02
Return After Taxes on Distributions	3.91	7.52
Return After Taxes on Distributions and Sale of Fund Shares	3.91	6.96

RUSSELL 3000 INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2015 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	7.05	11.05

LIPPER MIXED-ASSET TARGET 2015 FUNDS AVERAGE4,ˆ
(Reflects No Deduction for Taxes)	6.02	9.42

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement 2015 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The performance of the Lipper Mixed-Asset Target 2015 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

NOVEMBER 1, 2008   19

JPMorgan SmartRetirement 2015 Fund (continued)

Fees and Expenses for Institutional Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.10
Other Expenses[3]	0. 14
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0. 70

Total Annual Fund Operating Expenses[5]	0. 94
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 2 1)
Net Expenses[6]	0.7 3

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. T he shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.10%. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.” As a result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.03% of the average daily net assets of the Institutional Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 2 4% of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

20   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
75	279	500	1,135

NOVEMBER 1, 2008   21

JPMorgan SmartRetirement 2020 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2020 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2020 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes

22   JPMORGAN SMARTRETIREMENT FUNDS

in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. T he value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.
Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources

NOVEMBER 1, 2008   23

JPMorgan SmartRetirement 2020 Fund (continued)

or may depend on a few key employees, they may be more susceptible to particular economic events or competitive fac tors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

24   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2020 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2020 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	3.46%	Worst Quarter	4th quarter, 2007	–1.68%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –15.65%.

NOVEMBER 1, 2008   25

JPMorgan SmartRetirement 2020 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*

INSTITUTIONAL CLASS
Return Before Taxes	5.58	9.67
Return After Taxes on Distributions	3.86	8.09
Return After Taxes on Distributions and Sale of Fund Shares	3.82	7.43

RUSSELL 3000 INDEX1,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX2,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2020 COMPOSITE BENCHMARK3,ˆ
(Reflects No Deduction for Fees, Expenses or Taxes)	6.93	11.84

LIPPER MIXED-ASSET TARGET 2020 FUNDS AVERAGE4,ˆ
(Reflects No Deduction for Taxes)	6.05	9.68

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement 2020 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The performance of the Lipper Mixed-Asset Target 2020 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

26   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Institutional Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.10
Other Expenses[3]	0. 14
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.7 4

Total Annual Fund Operating Expenses[5]	0. 98
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 21 )

Net Expenses[6]	0.7 7

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. T he shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.10%. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.” As the result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.03% of the average daily net assets of the Institutional Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 24 % of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   27

JPMorgan SmartRetirement 2020 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
79	291	521	1,182

28   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2025 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2025 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2025 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives , such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes

NOVEMBER 1, 2008   29

JPMorgan SmartRetirement 2025 Fund (continued)

in a company’s financial condition , sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Foreign Securities and Emerging Market Risks. Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countrie s may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Securities of Real Estate Companies and REITs Risks.
Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underly ing fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may

30   JPMORGAN SMARTRETIREMENT FUNDS

have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks .  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure, t o o r to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007 and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   31

JPMorgan SmartRetirement 2025 Fund (continued)

Fees and Expenses for Institutional Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.10
Other Expenses[3]	0. 40
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.7 0

Total Annual Fund Operating Expenses[5]	1.20
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 46 )

Net Expenses[6]	0. 74

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. T he shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.10%. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.” As a result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares through 10/31/09. Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 50 % of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

32   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
76	335	615	1,414

NOVEMBER 1, 2008   33

JPMorgan SmartRetirement 2030 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2030 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2030 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or

34   JPMORGAN SMARTRETIREMENT FUNDS

unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks. Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fun d’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.
Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be

NOVEMBER 1, 2008   35

JPMorgan SmartRetirement 2030 Fund (continued)

more susceptible to particular economic events or competitive fac tors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

36   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2030 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2030 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	4.50%	Worst Quarter	4th quarter, 2007	–2.32%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –18.09%.

NOVEMBER 1, 2008   37

JPMorgan SmartRetirement 2030 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*

INSTITUTIONAL CLASS
Return Before Taxes	6.43	10.89
Return After Taxes on Distributions	5.03	9.50
Return After Taxes on Distributions and Sale of Fund Shares	4.62	8.65

RUSSELL 3000 INDEX 1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX 2,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2030 COMPOSITE BENCHMARK 3,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	6.94	12.82

LIPPER MIXED-ASSET TARGET 2030 FUNDS AVERAGE4,ˆ (Reflect No Deduction for Taxes)	6.54	10.47

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement 2030 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The Lipper Mixed-Asset Target 2030 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

38   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Institutional Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.10
Other Expenses[3]	0. 16
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.8 2

Total Annual Fund Operating Expenses[5]	1.08
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 22 )
Net Expenses[6]	0.8 6

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. T he shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.10%. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.” As a result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares through 10/31/09. Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 26 % of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   39

JPMorgan SmartRetirement 2030 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
88	322	574	1,297

40   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2035 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2035 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2035 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or

NOVEMBER 1, 2008   41

JPMorgan SmartRetirement 2035 Fund (continued)

unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.
Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may have limited product lines, markets or financial resources or may depend on a few key employees, they may be

42   JPMORGAN SMARTRETIREMENT FUNDS

more susceptible to particular economic events or competitive fac tors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   43

JPMorgan SmartRetirement 2035 Fund (continued)

Fees and Expenses for Institutional Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.10
Other Expenses[3]	0. 53
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0. 74

Total Annual Fund Operating Expenses[5]	1. 37
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 59 )

Net Expenses[6]	0. 78

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. T he shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.10%. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.” As a result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

3	“Other Expenses” are based on actual amounts for the most current fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 63 % of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

44   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
80	376	694	1,595

NOVEMBER 1, 2008   45

JPMorgan SmartRetirement 2040 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2040 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2040 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser or its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, so metimes rapidly or

46   JPMORGAN SMARTRETIREMENT FUNDS

unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.
Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underly ing fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may

NOVEMBER 1, 2008   47

JPMorgan SmartRetirement 2040 Fund (continued)

have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

48   JPMORGAN SMARTRETIREMENT FUNDS

The Fund’s Past Performance

This section shows the Fund’s performance record with respect to the Fund’s shares. The bar chart shows the performance of the Fund’s Institutional Class Shares over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and life of the Fund. It compares that performance to the Russell 3000 Index and the Lehman Brothers U.S. Aggregate Index, broad-based securities market indices, the SmartRetirement 2040 Composite Benchmark, which is a blend of an equity benchmark (Russell 3000 Index) and a fixed income benchmark (Lehman Brothers U.S. Aggregate Index), and the Lipper Mixed-Asset Target 2040 Funds Average, an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper.

Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

  YEAR-BY-YEAR RETURNS1

Best Quarter	2nd quarter, 2007	4.60%	Worst Quarter	4th quarter, 2007	–2.36%

1	The Fund’s fiscal year end is 6/30.

The Fund’s year-to-date total return through 9/30/08 was –18.77%.

NOVEMBER 1, 2008   49

JPMorgan SmartRetirement 2040 Fund (continued)

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time for periods ended December 31, 2007

	Past 1 Year	Life of Fund*

INSTITUTIONAL CLASS
Return Before Taxes	6.50	10.98
Return After Taxes on Distributions	5.12	9.58
Return After Taxes on Distributions and Sale of Fund Shares	4.73	8.74

RUSSELL 3000 INDEX 1,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	5.14	11.06

LEHMAN BROTHERS U.S. AGGREGATE INDEX 2,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	6.97	7.82

SMARTRETIREMENT 2040 COMPOSITE BENCHMARK 3,ˆ (Reflects No Deduction for Fees, Expenses or Taxes)	6.94	12.74

LIPPER MIXED-ASSET TARGET 2040 FUNDS AVERAGE 4,ˆ (Reflects No Deduction for Taxes)	6.28	10.79

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement.

*	The Fund commenced operations on 5/15/06. Performance for the benchmarks is from 5/31/06.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investable U.S. equity market. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

2	The Lehman Brothers U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

3	The SmartRetirement 2040 Composite Benchmark is a blend of an equity benchmark, the Russell 3000 Index, and a fixed income benchmark, the Lehman Brothers U.S. Aggregate Index. The Composite Benchmark was derived by applying the Fund’s target allocation among fixed income funds and equity funds over the life of the Fund. As the adviser adjusts the Fund’s target allocation from time to time, the allocation of the Composite Benchmark will be adjusted at the end of the month in which the target allocation changed. The performance of the Composite Benchmark does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the Fund reflects the deduction of mutual fund expenses.

4	The performance of the Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund.

ˆ	Investors cannot invest directly in an index.

50   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Institutional Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.10
Other Expenses[3]	0. 18
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0.8 3

Total Annual Fund Operating Expenses[5]	1.11
Fee Waivers and/or Expense Reimbursements[2,6]	(0. 24 )

Net Expenses[6]	0.8 7

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. T he shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.10%. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.” As a result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares of the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 0. 28 % of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   51

JPMorgan SmartRetirement 2040 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
89	329	588	1,330

52   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan SmartRetirement 2045 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2045 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2045 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser and its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or

NOVEMBER 1, 2008   53

JPMorgan SmartRetirement 2045 Fund (continued)

unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.
Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may

54   JPMORGAN SMARTRETIREMENT FUNDS

have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market , and derivative risk s ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

NOVEMBER 1, 2008   55

JPMorgan SmartRetirement 2045 Fund (continued)

Fees and Expenses for Institutional Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.10
Other Expenses[3]	1.29
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0. 75

Total Annual Fund Operating Expenses[5]	2.14
Fee Waivers and/or Expense Reimbursements[2,6]	(1.35)
Net Expenses[6]	0. 7 9

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. T he shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.10%. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.” As a result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

3	“Other Expenses” are based on actual amounts for the most current fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 1.39 % of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

56   JPMORGAN SMARTRETIREMENT FUNDS

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
81	540	1,025	2,366

NOVEMBER 1, 2008   57

JPMorgan SmartRetirement 2050 Fund(SM)

Fund Summary: Investments, Risk & Performance

What is the goal of the Fund?

The Fund seeks high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date.

What are the Fund’s main investment strategies?

The JPMorgan SmartRetirement 2050 Fund SM is a “fund of funds” that mainly invests its assets in a combination of equity, fixed income and short-term mutual funds in the same group of investment companies (i.e., JPMorgan Funds). The Fund’s adviser, JPMIM, uses an asset allocation strategy designed for investors expecting to retire around the year 2050 (the “target retirement date”). Generally, the Adviser will change the Fund’s asset allocation on an annual basis with the asset allocation becoming more conservative as the Fund nears the target retirement date. The Fund’s target allocation as of November 1, 200 8 is as follows:

1	For purposes of the chart, U.S. Equity Funds include small cap funds, mid cap funds, and large cap funds, and International Equity Funds include emerging markets equity funds.

The Fund anticipates reaching a target allocation that approximates the allocation in the JPMorgan SmartRetirement Income Fund during the target year and no later than 5 years of the target retirement date. The Adviser may adjust the Fund’s periodic or target allocation from time to time if the Adviser believes another allocation will provide a tactical or other advantage to the Fund. When the target asset allocation of the Fund is substantially the same as the JPMorgan SmartRetirement Income Fund, the Fund may be combined with the JPMorgan SmartRetirement Income Fund at which point the Fund’s shareholders would become shareholders of the JPMorgan SmartRetirement Income Fund. In addition, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Fund may invest directly in securities and other financial instruments, including derivatives, such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. For more information about the Fund’s investment strategies, please read “More About the Funds” and “Principal Investment Strategies.”

BEFORE YOU INVEST

Investors considering the Fund should understand that:

•	There is no assurance that the Fund will meet its investment objective.

•	The Fund does not represent a complete investment program.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

The Fund’s Main Investment Risks

The main risks of investing in the Fund and the circumstances likely to adversely affect your investment are described below. The share price of the Fund will change every day in response to market conditions. You may lose money if you invest in the Fund.

Investments in Mutual Funds Risk.  The Fund’s investments are concentrated in underlying JPMorgan Funds, so the Fund’s investment performance is directly related to the performance of the underlying funds. The Fund’s net asset value will change with changes in the equity and bond markets and the value of the mutual funds in which it invests. In addition, the Fund indirectly pays a portion of the expenses incurred by the underlying funds. As the underlying funds or the Fund’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Fund may increase or decrease. Because the Adviser or its affiliates provide services to and receive fees from the underlying funds, investments in the Fund benefit the Adviser or its affiliates.

Equity Funds Risk.  The underlying equity funds invest primarily in equity securities (such as stocks) that are more volatile and carry more risks than some other forms of investment. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition , sometimes rapidly or

58   JPMORGAN SMARTRETIREMENT FUNDS

unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the underlying funds’ portfolios or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the types of securities in which the underlying funds invest) may decline over short or extended periods of time. When the value of the underlying funds’ securities goes down, your investment in the Fund could decrease in value.

Foreign Securities and Emerging Market Risks.  Because the underlying funds may invest in securities of foreign issuers, investments in the underlying funds are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of an underlying fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations.

The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries, and you should be able to sustain sudden, and sometimes substantial, fluctuations in the value of your investments. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries. The underlying fund s’ investments in foreign and emerging market securities may also be subject to foreign withholding taxes. As a result, the underlying fund s’ yield on those securities would be decreased.

Fixed Income Funds Risk.  The underlying fixed income funds invest primarily in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of a fund’s investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. The value of your investment in the Fund will change as the value of investments of the underlying JPMorgan Funds increases and decreases.

High Yield Securities Risk.  Some of the underlying funds invest in debt securities that are considered to be speculative (commonly known as junk bonds). These securities are issued by companies that are highly leveraged, less creditworthy or financially distressed. While these investments generally provide a higher yield than higher rated debt securities, the high degree of risk involved in these investments can result in substantial or total losses. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for securities. The market price of these securities can change suddenly and unexpectedly.

Securities of Real Estate Companies and REITs Risks.
Investments by certain of the underlying funds will be highly concentrated in the securities of companies in the real estate sector. The value of real estate securities in general, and REITs in particular, is subject to the same risks as direct investments in real estate and will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, interest rates and, with respect to REITs, the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. An underlying fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the underlying fund.

Smaller Companies Risk.  Some of the underlying funds invest in securities of smaller companies. Investments in smaller, newer companies may be riskier than investments in larger, more established companies. The securities of smaller companies may trade less frequently and in smaller volumes than securities of larger companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, the changes in value of their securities may be more sudden or erratic than in large capitalization companies, especially over the short term. Because smaller companies may

NOVEMBER 1, 2008   59

JPMorgan SmartRetirement 2050 Fund (continued)

have limited product lines, markets or financial resources or may depend on a few key employees, they may be more susceptible to particular economic events or competitive factors than large capitalization companies. This may cause unexpected and frequent decreases in the value of the underlying fund’s investments. Finally, emerging companies in certain sectors may not be profitable and may not realize profits in the foreseeable future.

Derivative Risk.  The underlying funds may use derivatives, which are instruments that have a value based on another instrument, exchange rate or index. In addition, the Fund may invest directly in derivatives. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions than other types of investments and could result in losses that significantly exceed the Fund’s or the underlying funds’ original investments. Many derivatives will give rise to a form of leverage. As a result, the Fund or an underlying fund may be more volatile than if the Fund or the underlying fund had not been leveraged because the leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s or the underlying fund’s portfolio securities. Derivatives are also subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives for hedging or risk management purposes or to increase income or gain may not be successful, resulting in losses, and the cost of such strategies may reduce the Fund’s or the underlying funds’ returns. Derivatives also expose the Fund or the underlying funds to the credit risk of the derivative counterparty.

Securities and Financial Instruments Risks.  Although the Fund mainly invests in other JPMorgan Funds, it may also invest directly in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments , among various sectors or markets including foreign and emerging markets. There is no guarantee that the use of these securities and financial instruments will produce the intended result of effectively allocating the Fund’s investments to a specific market or sector. In addition, securities and financial instruments are subject to additional risks specific to their structure, sector or market (e.g., futures and swaps on foreign securities are subject to foreign investment , emerging market and derivative risks ; debt securities are subject to credit risk ). Depending on the type of security or instrument , the market value may move up and down, sometimes rapidly and unpredictably causing a security or instrument to be worth less than the price originally paid for it. To the extent that a security or instrument decreases in value, the value of your investment in the Fund will be affected.

The Fund’s Performance

The Fund was launched on July 31, 2007, and therefore has limited performance history. Once the Fund has operated for at least one calendar year, a bar chart and a performance table will be included in the prospectus to show the performance of the Fund1. An appropriate broad-based market index will also be included in the performance table. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

1	The Fund’s fiscal year end is 6/30.

60   JPMORGAN SMARTRETIREMENT FUNDS

Fees and Expenses for Institutional Class Shares

The expenses (including acquired fund (underlying fund) fees and expenses) before and after reimbursement are shown below. The table does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL FUND OPERATING EXPENSES (%)1

(Expenses that are deducted from Fund assets)

Institutional Class
Management Fees	NONE
Distribution (Rule 12b-1) Fees	NONE
Shareholder Service Fees[2]	0.10
Other Expenses[3]	2.38
Acquired Fund (Underlying Fund) Fees and Expenses[4]	0. 7 5

Total Annual Fund Operating Expenses[5]	3.23
Fee Waivers and/or Expense Reimbursements[2,6]	(2.44)

Net Expenses[6]	0. 7 9

1	If you buy or sell shares through a Financial Intermediary, you may be charged separate transaction fees by the Financial Intermediary. In addition, an annual sub-minimum account fee may be applicable.

2	The shares of the underlying funds in which the Fund invests impose a separate shareholder service fee. T he shareholder servicing agent will waive shareholder service fees with respect to the Fund in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the underlying funds up to 0.10%. This amount is shown as a waiver under “Fee Waiver and/or Expense Reimbursement.” As a result of this waiver, the combined shareholder servicing fee of the Fund and the underlying funds will not exceed 0.10%.

3	“Other Expenses” are based on actual amounts for the most recent fiscal year.

4	“Acquired Fund (Underlying Fund) Fees and Expenses” are based on the allocation of the Fund’s assets among the underlying funds calculated on a daily basis through the Fund’s last fiscal year. This amount reflects the allocation through the Fund’s last fiscal year and does not reflect subsequent allocations among the underlying funds. The Fund invests in Class R5 Shares in the underlying funds to the extent that they are available. To the extent that an underlying fund does not offer Class R5 Shares, the Fund will invest in Institutional Class Shares, if available. To the extent that an underlying fund does not offer Class R5 Shares or Institutional Class Shares, the Fund will invest in Select Class Shares, if available. Acquired Fund (Underlying Fund) Fees and Expenses will vary with changes in the expenses of the underlying funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown.

5	The Total Annual Fund Operating Expenses included in the fee table do not correlate to the ratio of expenses to average net assets in the Financial Highlights. The Financial Highlights reflect only the operating expenses of the Fund and do not include Acquired Fund (Underlying Fund) Fees and Expenses.

6	JPMIM, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent total annual operating expenses (excluding Acquired Fund (Underlying Fund) Fees and Expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.04% of the average daily net assets of the Institutional Class Shares through 10/31/09 . Without the Acquired Fund (Underlying Fund) Fees and Expenses, the Total Annual Fund Operating Expenses of the Fund would be 2.48 % of the average daily net assets for Institutional Class Shares. In addition, the Fund’s service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

NOVEMBER 1, 2008   61

JPMorgan SmartRetirement 2050 Fund (continued)

Example

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

•	$10,000 initial investment,

•	5% return each year, and

•	net expenses through 10/31/0 9 , and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

YOUR COST ($)

(with or without redemption)

1 Year	3 Years	5 Years	10 Years
81	766	1,475	3,362

62   JPMORGAN SMARTRETIREMENT FUNDS

More About the Funds

Each of the Funds described in this prospectus is a series of JPMorgan Trust I ( the Trust) and is managed by JPMIM. The underlying funds are managed by JPMIM, JPMorgan Investment Advisors Inc. (JPMIA) or Security Capital Research & Management Incorporated (SC-R&M). Highbridge Capital Management, LLC (HCM) is the sub-adviser to the Highbridge Statistical Market Neutral Fund. JF International Management Inc. (JFIMI) is the sub-adviser to the JPMorgan China Region Fund and the JPMorgan India Fund. JPMIA and SC-R&M are under common control with JPMIM. JPMorgan Asset Management Holdings Inc. holds a majority interest in HCM. JFIMI is a wholly-owned subsidiary of JPMorgan Asset Management (ASIA) Inc., which is wholly-owned by JPMorgan Asset Management Holdings Inc. As a result, these advisers are considered control affiliates and the underlying funds advised by those entities are in the same group of investment companies. For more information about the Funds and JPMIM, please read “Management of the Funds” and the Statement of Additional Information.

PRINCIPAL INVESTMENT STRATEGIES

The Funds are designed to produce risk-appropriate investment returns by using three major asset classes: stocks, bonds, and cash or cash equivalents. Diversification is primarily achieved by investing in other JPMorgan Funds, but may also be achieved by investing directly in securities and other financial instruments, to the extent permitted by applicable law or the exemptive relief obtained from the SEC . A brief description of these underlying JPMorgan Funds can be found in Appendix A. The principal investment strategies that are used to meet each Fund’s investment objective are described in “Fund Summaries: Investments, Risk & Performance” in the front of this prospectus. They are also described below.

The JPMorgan SmartRetirement 2010 Fund, the JPMorgan SmartRetirement 2015 Fund, the JPMorgan SmartRetirement 2020 Fund, the JPMorgan SmartRetirement 2025 Fund, the JPMorgan SmartRetirement 2030 Fund, the JPMorgan SmartRetirement 2035 Fund, the JPMorgan SmartRetirement 2040 Fund, the JPMorgan SmartRetirement 2045 Fund and the JPMorgan SmartRetirement 2050 Fund (collectively, the “Age-Based Funds”) are designed for investors who expect to retire near the applicable target retirement date. The JPMorgan SmartRetirement Income Fund is designed for investors who are retired or expect to retire soon. The Funds are diversified for purposes of the Investment Company Act of 1940, as amended (the Investment Company Act).

JPMIM uses a strategic asset allocation strategy for each of the Age-Based Funds that changes over time as a Fund approaches its target retirement date. As a Fund approaches its target retirement date, each Age-Based Fund’s investment objective migrates from seeking total return to current income. It is anticipated that each Fund’s target asset allocation will match that of the JPMorgan SmartRetirement Income Fund within 1 to 5 years of the target retirement date of the Fund. Once an Age-Based Fund’s asset allocation is substantially the same as the JPMorgan SmartRetirement Income Fund, the Age-Based Fund may combine with the JPMorgan SmartRetirement Income Fund upon approval of the Board of Trustees of the Trust.

For each JPMorgan SmartRetirement Fund, the Adviser sets a target asset allocation among JPMorgan Funds including U.S. large cap equity funds, U.S. mid cap equity funds, U.S. small cap equity funds, REIT funds, international and emerging markets equity funds, U.S. fixed income funds, emerging markets debt funds, high yield fixed income funds, market neutral funds, and money market funds. The JPMorgan Funds in which the JPMorgan SmartRetirement Funds may invest are referred to in this prospectus as the “underlying funds.” For each Age-Based Fund, the Adviser generally establishes the target asset allocation among the underlying funds on an annual basis. However, the Adviser may make tactical changes to the asset allocation model and target asset allocations and ranges or shift investments among the underlying funds when it believes it is beneficial to a Fund or may maintain the target allocation for longer periods of time. For each Fund, the target asset allocation among types of underlying funds as of November 1, 200 8 is set forth below.

NOVEMBER 1, 2008   63

More About the Funds (continued)

The Adviser may make changes to the target asset allocation within the ranges indicated below.

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2010 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	15 .0%	0–30%	1 9.2%	6–36%
U.S. Small/Mid Cap Equity Funds	5 .0	0–10	6.2	0–10
REIT Funds	4 .0	0–10	5.2	0–20
International Equity Funds	8 .0	0–23	1 1.0	0–27
Emerging Markets Equity Funds	1 .0	0–5	1.6	0–10
U.S. Fixed Income Funds	4 8.0	30–90	4 3.8	20–80
Emerging Markets Debt Funds	4 .5	0–15	4 .5	0–15
High Yield Fixed Income Funds	4 .5	0–15	4 .5	0–15
Money Market Funds/Cash and Cash Equivalents	10 .0	0–20	4.0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

	JPMorgan SmartRetirement 2015 Fund		JPMorgan SmartRetirement 2020 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	2 5.3%	12–42%	3 0.8%	17–47%
U.S. Small/Mid Cap Equity Funds	7 .3	0–20	7. 8	0–20
REIT Funds	6.9	0–20	8.4	0–20
International Equity Funds	1 3.9	0–30	1 5.4	0–30
Emerging Markets Equity Funds	2.6	0–10	3.6	0–10
U.S. Fixed Income Funds	3 5.6	20–60	2 6.6	10–50
Emerging Markets Debt Funds	4 .2	0–15	3 .7	0–15
High Yield Fixed Income Funds	4 .2	0–15	3 .7	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

	JPMorgan SmartRetirement 2025 Fund		JPMorgan SmartRetirement 2030 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	3 4.8%	20–50%	3 7. 8%	20–55%
U.S. Small/Mid Cap Equity Funds	8.6	0–20	9.6	0–20
REIT Funds	9 .3	0–20	9.8	0–20
International Equity Funds	1 7.5	5–35	20 .0	5–35
Emerging Markets Equity Funds	4 .3	0–10	4.8	0–10
U.S. Fixed Income Funds	19 .1	0–40	1 2.6	0–40
Emerging Markets Debt Funds	3 .2	0–15	2.7	0–15
High Yield Fixed Income Funds	3 .2	0–15	2.7	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

64   JPMORGAN SMARTRETIREMENT FUNDS

	JPMorgan SmartRetirement 2035 Fund		JPMorgan SmartRetirement 2040 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	39 .0%	25–55%	39 .0%	25–55%
U.S. Small/Mid Cap Equity Funds	10 .0	0–20	10 .0	0–20
REIT Funds	10 .0	0–20	10 .0	0–20
International Equity Funds	2 1.0	5–35	2 1.0	5–35
Emerging Markets Equity Funds	5 .0	0–10	5 .0	0–10
U.S. Fixed Income Funds	10 .0	0–40	10 .0	0–40
Emerging Markets Debt Funds	2.5	0–15	2.5	0–15
High Yield Fixed Income Funds	2.5	0–15	2.5	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

	JPMorgan SmartRetirement 2045 Fund		JPMorgan SmartRetirement 2050 Fund
Type of Investment	Target Asset Allocation	Range	Target Asset Allocation	Range
U.S. Large Cap Equity Funds	39 .0%	25–55%	39 .0%	25–55%
U.S. Small/Mid Cap Equity Funds	10 .0	0–20	10 .0	0–20
REIT Funds	10 .0	0–20	10 .0	0–20
International Equity Funds	2 1.0	5–35	2 1.0	5–35
Emerging Markets Equity Funds	5 .0	0–10	5 .0	0–10
U.S. Fixed Income Funds	10 .0	0–40	10 .0	0–40
Emerging Markets Debt Funds	2.5	0–15	2.5	0–15
High Yield Fixed Income Funds	2.5	0–15	2.5	0–15
Money Market Funds/Cash and Cash Equivalents	0 .0	0–10	0 .0	0–10
Market Neutral Funds	0 .0	0–20	0 .0	0–20

NOVEMBER 1, 2008   65

More About the Funds (continued)

Each of the JPMorgan SmartRetirement Funds may invest in any of the following underlying JPMorgan Funds within the following ranges, subject to changes as described above.

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–20%	0–25%	0–32%	0–40%	0–46%
JPMorgan Equity Income Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Equity Index Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid America Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Intrepid Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Growth Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Large Cap Value Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Equity Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–20	0–25	0–32	0–40	0–46
JPMorgan Value Discovery Fund	0–20	0–25	0–32	0–40	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. LARGE CAP EQUITY FUNDS
JPMorgan Disciplined Equity Fund	0–46%	0–46%	0–46%	0–46%	0–46%
JPMorgan Equity Income Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Equity Index Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid America Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Intrepid Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Growth Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Large Cap Value Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Equity Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Core Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan U.S. Large Cap Value Plus Fund	0–46	0–46	0–46	0–46	0–46
JPMorgan Value Discovery Fund	0–46	0–46	0–46	0–46	0–46

MARKET NEUTRAL FUNDS
Highbridge Statistical Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Market Neutral Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Multi-Cap Market Neutral Fund	0–10	0–10	0–10	0–10	0–10

66   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Capital Growth Fund	0–10%	0–10%	0–20%	0–20%	0–20%
JPMorgan Diversified Mid Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Diversified Mid Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Dynamic Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Growth Advantage Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Micro Cap Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Strategic Small Cap Value Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–10	0–10	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–10	0–10	0–20	0–20	0–20
Undiscovered Managers Small Cap Growth Fund	0–10	0–10	0–20	0–20	0–20

NOVEMBER 1, 2008   67

More About the Funds (continued)

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
U.S. SMALL/MID CAP EQUITY FUNDS
JPMorgan Capital Growth Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Diversified Mid Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Diversified Mid Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Dynamic Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Growth Advantage Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Mid Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Multi Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Market Expansion Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Micro Cap Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Mid Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Core Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Small Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Strategic Small Cap Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Small Company Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Value Advantage Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Growth Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Behavioral Value Fund	0–20	0–20	0–20	0–20	0–20
Undiscovered Managers Small Cap Growth Fund	0–20	0–20	0–20	0–20	0–20

68   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–10%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–10	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–10	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–5	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Core Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Core Plus Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Enhanced Income Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Government Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Intermediate Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Mortgage-Backed Securities Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Real Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Short Term Bond Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Short Term Bond Fund II	0–90	0–80	0–60	0–50	0–40
JPMorgan Total Return Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Treasury & Agency Fund	0–90	0–80	0–60	0–50	0–40
JPMorgan Ultra Short Duration Bond Fund	0–90	0–80	0–60	0–50	0–40

NOVEMBER 1, 2008   69

More About the Funds (continued)

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
REIT FUNDS
JPMorgan International Realty Fund	0–20%	0–20%	0–20%	0–20%	0–20%
JPMorgan Realty Income Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan U.S. Real Estate Fund	0–20	0–20	0–20	0–20	0–20

INTERNATIONAL EQUITY FUNDS
JPMorgan Asia Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan China Region Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan India Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Equity Index Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Opportunities Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan International Value Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid European Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid International Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Intrepid Japan Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Latin America Fund	0–20	0–20	0–20	0–20	0–20
JPMorgan Russia Fund	0–20	0–20	0–20	0–20	0–20

EMERGING MARKETS EQUITY FUNDS
JPMorgan Emerging Markets Equity Fund	0–10	0–10	0–10	0–10	0–10

U.S. FIXED INCOME FUNDS
JPMorgan Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Core Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Core Plus Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Enhanced Income Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Government Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Intermediate Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Mortgage-Backed Securities Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Real Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Short Term Bond Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Short Term Bond Fund II	0–40	0–40	0–40	0–40	0–40
JPMorgan Total Return Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Treasury & Agency Fund	0–40	0–40	0–40	0–40	0–40
JPMorgan Ultra Short Duration Bond Fund	0–40	0–40	0–40	0–40	0–40

70   JPMORGAN SMARTRETIREMENT FUNDS

	Income Fund	2010 Fund	2015 Fund	2020 Fund	2025 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Bond Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–20	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–20	0–10	0–10	0–10	0–10

	2030 Fund	2035 Fund	2040 Fund	2045 Fund	2050 Fund
EMERGING MARKETS DEBT FUNDS
JPMorgan Emerging Markets Debt Fund	0–15%	0–15%	0–15%	0–15%	0–15%

HIGH YIELD FIXED INCOME FUNDS
JPMorgan High Yield Bond Fund	0–15	0–15	0–15	0–15	0–15

MONEY MARKET FUNDS
JPMorgan 100% U.S. Treasury Securities Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Federal Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Liquid Assets Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan Prime Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Government Money Market Fund	0–10	0–10	0–10	0–10	0–10
JPMorgan U.S. Treasury Plus Money Market Fund	0–10	0–10	0–10	0–10	0–10

NOVEMBER 1, 2008   71

More About the Funds (continued)

The Funds invest in Class R5 Shares to the extent that they are available. However, many of the underlying funds currently do not have Class R5 Shares. As a result, the Funds may invest in Institutional Class Shares of the underlying funds, or to the extent that an underlying fund does not have Institutional Class Shares, the Funds may invest in Select Class Shares of an underlying fund. Institutional Class Shares and Select Class Shares have higher expenses than Class R5 Shares. To the extent that the Funds invest in underlying funds without Class R5 Shares, the Funds’ total expenses will be higher.

Additional JPMorgan Funds may be added to the list of underlying funds from time to time. Although the JPMorgan SmartRetirement Funds mainly invests in JPMorgan Funds and cash and cash equivalents, the Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, may also invest in securities and other financial instruments, such as futures, swaps and other derivatives, in lieu of the underlying funds to gain exposure to or, to overweight or underweight allocations , among various sectors and markets. Under ordinary circumstances, the Funds will not invest more than 20% of their total assets in securities; provided, however, the Funds may invest up to 40% of their total assets in securities and may invest all or most of their assets in cash and cash equivalents for temporary defensive purposes or to respond to unusual market conditions or large cash flows.

There can be no assurance that the Funds will achieve their investment objectives. Please note that each Fund also may use strategies that are not described herein, but which are described in the Statement of Additional Information. The Funds’ Board of Trustees may change any of these investment policies (but not a Fund’s investment objective) without shareholder approval. For more information about risks associated with the types of investments that the Funds purchase, please read “Fund Summaries: Investments, Risk & Performance” and the Statement of Additional Information.

TEMPORARY DEFENSIVE POSITIONS

For liquidity and to respond to unusual market conditions, the Funds may invest all or most of their total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments, and prevent the Funds from meeting their investment objectives.

WHAT IS A CASH EQUIVALENT?

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Funds are engaged in a temporary defensive position, they will not be pursuing their investment objectives. Therefore, the Funds will pursue a temporary defensive position only when market conditions warrant.

PORTFOLIO TURNOVER

Portfolio turnover may vary greatly from year to year, as well as within a particular year. Higher portfolio turnover rates will likely result in higher transaction costs to the Funds and may result in additional tax consequences to you. The portfolio turnover rate for each Fund for the fiscal year ended June 30, 200 8 is shown in the Financial Highlights. High rates of portfolio turnover may result in short-term capital gains that will generally be taxable to shareholders as ordinary income.

72   JPMORGAN SMARTRETIREMENT FUNDS

How to Do Business with the Funds

PURCHASING FUND SHARES

Where can I buy shares?

You may purchase Fund shares:

•	Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase & Co. (JPMorgan Chase), that have entered into agreements with JPMorgan Distribution Services, Inc. (JPMDS) as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

•	Directly from the Funds through JPMDS.

Who can buy shares?

Institutional Class Shares may be purchased directly from the Fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares — See “How do I open an account?”

•	Institutional Class Shares may be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

•	For further information on investment minimums or eligibility, please call 1-800-480-4111.

When can I buy shares?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day’s price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application.

If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see “How do I open an account?” for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

NOVEMBER 1, 2008   73

How to Do Business with the Funds (continued)

The JPMorgan Funds’ Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing “round trips” in and out of the JPMorgan Funds by investors. A “round trip” includes a purchase or exchange into a Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the JPMorgan Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market-timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

The JPMorgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above,

2.	Purchases, redemptions and exchanges made on a systematic basis,

3.	Automatic reinvestments of dividends and distributions,

4.	Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or

5.	Bona fide asset allocation programs.

Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Duration Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

How much do shares cost?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund’s investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The NAV of the Fund is calculated based on the reported NAV of the various underlying funds as well as the market value of the Fund’s direct investments in securities and other financial instruments . The market value of an underlying fund’s investments and the Funds’ direct investments in securities and other financial instruments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are

74   JPMORGAN SMARTRETIREMENT FUNDS

not readily available or if available market quotations are determined not to be reliable or if a security’s value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund’s or an underlying fund’s NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the JPMorgan Funds’ Board of Trustees. A security’s valuation may differ depending on the method used for determining value. In addition, the JPMorgan Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the JPMorgan Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the JPMorgan Funds’ Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that the use of another fair valuation methodology is appropriate.

A Fund’s NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus. To the extent a Fund invests in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the value of a Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

How do I open an account?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k) and 403(b)) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:
JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See “Redeeming Fund Shares — When can I redeem shares?”

NOVEMBER 1, 2008   75

How to Do Business with the Funds (continued)

All checks must be made payable to one of the following:

•	JPMorgan Funds; or

•	The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: XYZ CORPORATION)

Orders by wire may be cancelled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

Can I purchase shares over the telephone?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

•	Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

•	Authorize a bank transfer or initiate a wire transfer payable to “JPMorgan Funds” to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
    (EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your FUND NUMBER & ACCOUNT NUMBER
    (EX: FUND 123-ACCOUNT 123456789)
YOUR ACCOUNT REGISTRATION
    (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:
JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SHAREHOLDER SERVICING FEES

The Trust, on behalf of the Funds, has entered into a shareholder servicing agreement with JPMDS under which JPMDS has agreed to provide certain support services to the Fund’s shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

What are my exchange privileges?

Institutional Class Shares of the Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for any other class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the

76   JPMORGAN SMARTRETIREMENT FUNDS

JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days’ written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus of any JPMorgan Fund by contacting your Financial Intermediary, or by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

When are exchanges processed?

Exchange requests are processed the same business day they are received, provided:

•	The Fund or Financial Intermediary receives the request by 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET).

•	You have contacted your Financial Intermediary, if necessary.

•	All required documentation in proper form accompanies your exchange request.

Are exchanges taxable?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

Are there limits on exchanges?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in “Purchasing Fund Shares.”

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

When can I redeem shares?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders received by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes, before 4:00 p.m. ET) will be effective at that day’s price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order must be in good order and supported by all appropriate documentation and information in the proper form. The Funds may refuse to honor incomplete redemption orders.

How do I redeem shares?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:
JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see “Can I redeem by telephone?” for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.	A financial institution; or

2.	Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the

NOVEMBER 1, 2008   77

How to Do Business with the Funds (continued)

previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

What will my shares be worth?

If the Fund or a Financial Intermediary receives your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order .

Can I redeem by telephone?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:
JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

Additional Information Regarding Redemptions

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in the shares issued by the underlying funds and other readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read “Purchasing Fund Shares — How do I open an account?”

The Funds may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

See “Purchases, Redemptions and Exchanges” in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

78   JPMORGAN SMARTRETIREMENT FUNDS

Shareholder Information

DISTRIBUTIONS AND TAXES

Each Fund intends to elect to be treated and qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gain from investments that are distributed to shareholders. A Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently, a reduction in income available for distribution to shareholders.

The Funds can earn income and realize capital gain. The Funds deduct any expenses and then pay out the earnings , if any, to shareholders as distributions.

Each Fund generally declares dividends on the last business day of each quarter. Dividends are distributed on the first business day of the next month after they are declared. Each Fund will distribute its net realized capital gain s, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gain s .

You have three options for your distributions. You may:

•	reinvest all distributions in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder during a taxable year beginning before January 1, 2011 that are properly designated as qualified dividend income generally will be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, a Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not designated as qualified dividend income will be taxable as ordinary income.

If you receive distributions that are properly designated as capital gain dividends, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by a Fund as capital gain dividends will be taxable as long-term capital gain. Capital gain dividends of a non-corporate U.S. shareholder recognized during a taxable year beginning before January 1, 2011 generally will be taxed at a maximum rate of 15%. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over long-term capital loss) , if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Distributions by a Fund to retirement plans and other entities that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments by such entities. You should consult your tax advisor to determine the suitability of a Fund as an investment and the tax treatment of distributions.

A Fund’s use of a fund-of-funds structure could affect the amount, timing and character of distributions from the Fund, and therefore, may increase the amount of taxes payable by shareholders. See “Distributions and Tax Matters — Investment in Other Funds” in the Statement of Additional Information.

A Fund’s investments in derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold (including at times when it is not advantageous to do so). Please see the Statement of Additional Information for additional discussion of the tax consequences of these investments to a Fund.

The dates on which dividends and capital gain will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Funds will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

NOVEMBER 1, 2008   79

Shareholder Information (continued)

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. JPMorgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund’s voting record for the most recent 12-month period ended June 30 will be available on the SEC’s website at www.sec.gov or on the JPMorgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the JPMorgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

Each of the Funds will disclose the complete holdings list and the percentage that each of the underlying funds represents of the Fund’s total assets as of the most recent month end online at www.jpmorganfunds.com, no sooner than ten calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Statement of Additional Information.

80   JPMORGAN SMARTRETIREMENT FUNDS

Management of the Funds

The Adviser, Administrator and Distributor

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 245 Park Avenue, New York, NY 10167. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase, a bank holding company.

JPMorgan Funds Management, Inc. (the Administrator) (1111 Polaris Parkway, Columbus, Ohio 43240) provides administrative services and oversees the Funds’ other service providers. The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for its services to the underlying funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase.

JPMorgan Distribution Services, Inc. (the Distributor or JPMDS) (1111 Polaris Parkway, Columbus, Ohio 43240) is the distributor for the Funds. The Distributor is a direct, wholly-owned subsidiary of JPMorgan Chase.

A discussion of the basis the Board of Trustees used in approving the investment advisory agreement for each Fund is included in that Fund’s semi-annual report for the six-month period ended December 31.

Advisory Fees

JPMIM does not charge an investment advisory fee for its services to the Funds, although it and its affiliates receive investment advisory fees from the underlying funds.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS, and from time to time, other affiliates of JPMorgan Chase, may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase that have entered into an agreement with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12-b fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services, or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the JPMorgan Funds over other investment options to their customers. See the Statement of Additional Information for more information.

The Fund Managers

The Funds are managed by JPMIM’s Global Multi-Asset Group (GMAG). The members of the GMAG team responsible for management and oversight of the Funds are Jeffery A. Geller, Anne Lester, Pat Jakobson, and Michael Schoenhaut. In their capacity as portfolio managers, Mr. Geller, Ms. Lester, Mr. Jakobson, and Mr. Schoenhaut and the team of analysts manage the portfolio construction, investment strategy selection and tactical asset allocation processes for each Fund, which is comprised of the underlying equity and fixed income strategies. Mr. Geller, Managing Director, is Chief Investment Officer (CIO) for the Americas of GMAG and has investment oversight responsibility for the Funds. Before joining JPMIM in 2006, he was director of Hedge Fund Investments at Russell Investment Group, where he served as chairman of Russell’s hedge fund investment committee. Ms. Lester, Managing Director, has been an employee of GMAG since 2000 and a portfolio manager of the Funds since their inception in 2005. Mr. Jakobson, Managing Director, joined JPMIM in 1987 and has been a portfolio manager of the Funds since their inception. Mr. Schoenhaut, Vice President and a CFA charterholder, has been an employee of JPMIM since 1997 and a portfolio manager of the Funds since their inception.

JPMIM, JPMIA, and SC-R&M serve as the advisers, and certain affiliates serve as sub-advisers, to the underlying mutual funds, for which they receive a fee.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, the other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds .

NOVEMBER 1, 2008   81

Financial Highlights

The financial highlights table is intended to help you understand the Funds’ financial performance for the past fiscal periods. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). The information below has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ annual report for the fiscal year ended June 30, 200 8 , is incorporated by reference in the Statement of Additional Information, which is available on request. The annual report and semi-annual report are available upon request.

Institutional Class

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
SmartRetirement Income Fund
Year Ended June 30, 2008	$15.99	$0.65	(h)	$(1.09)	$(0.44)	$(0.77)	$(0.01)	$(0.78)
Year Ended June 30, 2007	14.88	0.73	(h)	0.89	1.62	(0.51)	— (i)	(0.51)
May 15, 2006 (g) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

SmartRetirement 2010 Fund
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)	(0.61)
May 15, 2006 (g) through June 30, 2006	15.00	0.06		(0.12)	(0.06)	(0.06)	—	(0.06)

SmartRetirement 2015 Fund
Year Ended June 30, 2008	16.57	0.53	(h)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)
Year Ended June 30, 2007	14.83	0.49	(h)	1.82	2.31	(0.56)	(0.01)	(0.57)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.17)	(0.12)	(0.05)	—	(0.05)

SmartRetirement 2020 Fund
Year Ended June 30, 2008	16.88	0.46	(h)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)
Year Ended June 30, 2007	14.79	0.39	(h)	2.22	2.61	(0.51)	(0.01)	(0.52)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.21)	(0.16)	(0.05)	—	(0.05)

SmartRetirement 2025 Fund
July 31, 2007 (g) through June 30, 2008	15.00	0.44	(h)	(1.32)	(0.88)	(0.60)	—	(0.60)

SmartRetirement 2030 Fund
Year Ended June 30, 2008	17.33	0.36	(h)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)
Year Ended June 30, 2007	14.76	0.29	(h)	2.74	3.03	(0.46)	— (i)	(0.46)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

SmartRetirement 2035 Fund
July 31, 2007 (g) through June 30, 2008	15.00	0.37	(h)	(1.48)	(1.11)	(0.59)	—	(0.59)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

82   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.77	(2.88)%	$87,311	0.02%	4.13%	0.15%	38%
15.99	10.99	66,328	0.02	4.56	0.24	38
14.88	(0.14)	119	0.02	6.03	0.37	1

14.67	(4.68)	68,515	0.03	3.79	0.21	31
16.23	13.32	58,382	0.03	3.66	0.18	27
14.88	(0.42)	6,774	0.03	19.30	0.36	2

14.68	(6.37)	131,615	0.03	3.32	0.24	26
16.57	15.73	105,922	0.03	3.04	0.14	25
14.83	(0.77)	10,508	0.03	19.03	0.36	2

14.70	(7.95)	200,510	0.03	2.85	0.24	27
16.88	17.81	158,680	0.03	2.40	0.13	36
14.79	(1.06)	32,377	0.03	18.67	0.36	6

13.52	(6.14)	13,687	0.04	3.30	0.50	33

14.80	(9.91)	170,167	0.04	2.23	0.26	33
17.33	20.77	133,109	0.04	1.77	0.13	27
14.76	(1.29)	39,010	0.04	17.91	0.36	6

13.30	(7.70)	10,303	0.04	2.83	0.63	51

NOVEMBER 1, 2008   83

Financial Highlights (continued)

Institutional Class (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains		Total distributions
SmartRetirement 2040 Fund
Year Ended June 30, 2008	$17.34	$0.35	(h)	$(2.06)	$(1.71)	$(0.65)	$(0.24)		$(0.89)
Year Ended June 30, 2007	14.76	0.28	(h)	2.77	3.05	(0.47)	—	(i)	(0.47)
May 15, 2006 (g) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—		(0.05)

SmartRetirement 2045 Fund
July 31, 2007 (g) through June 30, 2008	15.00	0.37	(h)	(1.42)	(1.05)	(0.58)	—		(0.58)

SmartRetirement 2050 Fund
July 31, 2007 (g) through June 30, 2008	15.00	0.41	(h)	(1.43)	(1.02)	(0.49)	—		(0.49)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not Underlying Funds.

(e)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

84   JPMORGAN SMARTRETIREMENT FUNDS

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$14.74	(10.30)%	$126,088	0.04%	2.12%	0.28%	36%
17.34	20.94	104,191	0.04	1.68	0.14	25
14.76	(1.29)	39,928	0.04	17.10	0.36	6

13.37	(7.28)	3,916	0.04	2.79	1.39	37

13.49	(7.05)	1,545	0.04	3.08	2.48	63

NOVEMBER 1, 2008   85

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates

None of the actions described below allege that any unlawful activity took place with respect to the JPMorgan Smart Retirement Funds whose shares are offered in this prospectus. The following summary is provided because certain of the underlying funds are subject to the actions described below.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, Banc One Investment Advisors Corporation (BOIA), now known as JPMorgan Investment Advisors Inc., entered into agreements with the Securities and Exchange Commission (the SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain underlying funds, possible late trading of certain underlying funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain underlying funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain underlying funds which were series of One Group Mutual Funds, now known as JPMorgan Trust II, in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The foregoing speaks only as of the date of this prospectus. Additional lawsuits presenting allegations or requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

JPMorgan Investment Advisors Inc. serves as investment adviser to some of the underlying funds.

86   JPMORGAN SMARTRETIREMENT FUNDS

Appendix A — Underlying Funds

The following is a brief description of the principal investment policies of each of the underlying funds.

Highbridge Statistical Market Neutral Fund

Highbridge Statistical Market Neutral Fund seeks to provide long-term absolute (positive) returns in all market environments from a broadly diversified portfolio of stocks while neutralizing the general risks associated with stock market investing. The Fund purchases equity securities that Highbridge Capital Management, LLC, the sub-adviser, believes are undervalued and sells short securities that it believes are overvalued. The Fund will take long and short positions selected from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index. The Fund intends to maintain approximately equal value exposure in its long and short positions in an effort to offset the effects on the Fund’s performance of general stock market movements or sector swings. The Fund’s investment strategy emphasizes stock selection as the primary means of generating returns and providing diversification, and hedging through short sales as a means of reducing risk. The Fund implements its strategy through an automated trading process designed to be cost-efficient.

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal. The Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Asia Equity Fund

JPMorgan Asia Equity Fund seeks total return from long-term capital growth. The Fund primarily invests in equity securities of foreign companies located throughout the Asian Region except Japan. Under normal circumstances, the Fund will invest at l e ast 80% of its net assets in equity securities of such issuers. The “Asian Region” includes but is not limited to, South Korea, Taiwan, Hong Kong, Malaysia, Singapore, China, Thailand and Indonesia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. While the Fund is not limited in the amount it invests in any one country, it will try to choose investments in a wide range of industries and companies of varying sizes.

JPMorgan Bond Fund

JPMorgan Bond Fund seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, corporate bonds and private placements that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund’s duration within one year of that of the Lehman Brothers U.S. Aggregate Index. The Fund may use derivatives as substitutes for securities in which it can invest.

JPMorgan Capital Growth Fund

JPMorgan Capital Growth Fund seeks capital growth over the long term. The Fund invests primarily in common stocks of mid cap companies which its adviser, JPMIM, believes are capable of achieving sustained growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap® Growth Index stocks at the time of purchase.

JPMorgan China Region Fund

JPMorgan China Region Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of companies in the China region or instruments that have similar economic characteristics. A company in the China region is one: that is organized under the laws of, or has a principal office in the People’s Republic of China (including Hong Kong and Macau) (China), or Taiwan; the principal securities market for which is China or Taiwan; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in China or Taiwan; or at least 50% of the assets of which are located in China or Taiwan. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Core Bond Fund

JPMorgan Core Bond Fund seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the

NOVEMBER 1, 2008   87

Appendix A — Underlying Funds (continued)

adviser, JPMIA, determines to be of comparable quality, as well as preferred stock. Such securities include U.S. government securities such as U.S. Treasury obligations as well as Fannie Mae, Ginnie Mae, Freddie Mac and other government agency mortgage-backed securities. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds.

JPMorgan Core Plus Bond Fund

JPMorgan Core Plus Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities. The Fund mainly invests in investment grade debt securities or unrated debt securities that are determined to be of comparable quality by the adviser, JPMIA. In addition, the Fund also may invest in bonds, convertible securities, preferred stock, loan assignments and participations , and other debt securities (including foreign and emerging market debt securities) rated below investment grade (i.e., high yield or junk bonds.) As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. JPMIA will invest across the credit spectrum to provide the Fund exposure to various credit rating categories. Under normal conditions, at least 65% of the Fund’s total assets must be invested in securities, that at the time of purchase, are rated investment grade or better or in securities that are unrated but are deemed by the adviser to be of comparable quality. The balance of the Fund’s assets are not required to meet any minimum quality rating although the Fund will not, under normal circumstances, invest more than 35% of its total assets in below investment grade securities (or the unrated equivalent).

JPMorgan Disciplined Equity Fund

JPMorgan Disciplined Equity Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund primarily invests in common stock of large- and mid-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

JPMorgan Diversified Mid Cap Growth Fund

JPMorgan Diversified Mid Cap Growth Fund seeks growth of capital and, secondarily, current income by investing primarily in equity securities. The Fund invests primarily in common stocks of mid cap companies which the adviser, JPMIA, believes are capable of achieving sustained growth. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks that are convertible to common stocks. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Growth Index at the time of purchase.

JPMorgan Diversified Mid Cap Value Fund

JPMorgan Diversified Mid Cap Value Fund seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of mid cap companies, including common stocks and debt securities and preferred stocks, both of which are convertible into common stocks. Mid cap companies are companies with market capitalizations similar to those within the universe of the Russell MidCap® Value Index at the time of purchase. The Fund’s investments are primarily in common stocks and real estate investment trusts (REITs).

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Dynamic Small Cap Growth Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of Russell 2000® Growth Index and/or with market capitalizations of less than $3.5 billion at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Emerging Markets Debt Fund

JPMorgan Emerging Markets Debt Fund ’s goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in emerging market debt investments. The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom and most western European countries. These securities may be of any maturity and quality, but under normal market conditions the Fund’s duration will generally be similar to that of the JPMorgan Emerging Markets Bond Index Global. The Fund does not have any minimum quality

88   JPMORGAN SMARTRETIREMENT FUNDS

rating and may invest without limit in securities that are rated below investment grade (commonly known as junk bonds) or the unrated equivalent.

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in equity securities of emerging markets. Emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom , the United States, and most countries of w estern Europe. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund may also invest to a lesser extent in debt securities .

JPMorgan Enhanced Income Fund

JPMorgan Enhanced Income Fund seeks to provide high current income consistent with principal preservation. The Fund invests in taxable fixed-income securities, including asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds and money market instruments, that the adviser, JPMIM, believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund’s duration will be no longer than 1.5 years. Up to 25% of the Fund’s total assets may be invested in foreign securities, including debt securities denominated in foreign currencies. All of the securities purchased by the Fund, at the time of purchase, must be rated investment-grade, or unrated but deemed by the adviser, JPMIM, to be of comparable quality, including at least 75% rated A or better.

JPMorgan Equity Income Fund

JPMorgan Equity Income Fund seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of corporations that regularly pay dividends, including common stocks and debt securities and preferred stock convertible to common stock. The Fund ’s investment strategy is to invest in common stock of corporations that regularly pay dividends, as well as stocks with favorable long-term fundamental characteristics. Because yield is the main consideration in selecting securities, the Fund may purchase stocks of companies that are out of favor in the financial community and, therefore, are selling below what the adviser, JPMIA, believes to be their long-term investment value. T he Fund may invest in common stock, preferred stock, REITs, preferred stock convertible to common stock, debt securities, depositary receipts and warrants and rights to buy common stocks.

JPMorgan Equity Index Fund

JPMorgan Equity Index Fund seeks investment results that correspond to the aggregate price and dividend performance of the securities in the Standard & Poor’s 500 Composite Stock Index ( S&P 500 Index ).1 The Fund invests in stocks included in the S&P 500 Index and also may invest in stock index futures and other equity derivatives. The Fund’s adviser, JPMIA, attempts to track the performance of the S&P 500 Index to achieve a correlation of at least 0.95 between the performance of the Fund and that of the S&P 500 Index without taking into account the Fund’s expenses. Perfect correlation would be 1.00. The percentage of a stock that the Fund holds will be approximately the same percentage that the stock represents in the S&P 500 Index. The adviser generally picks stocks in the order of their weightings in the S&P 500 Index, starting with the heaviest weighted stock.

1	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Federal Money Market Fund

JPMorgan Federal Money Market Fund aims to provide current income while still preserving capital and maintaining liquidity. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and debt securities that certain U.S. government agencies or instrumentalities have either issued or guaranteed as to principal and interest. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Government Bond Fund

JPMorgan Government Bond Fund seeks a high level of current income with liquidity and safety of principal. Under normal circumstances, the Fund will invest at least 80% of its net assets in bonds issued by the U.S. government and its agencies and instrumentalities . Ordinarily, such bonds will have principal and interest guaranteed by the U.S. government or its agencies and instrumentalities, be subject to repurchase agreements, or represent an interest in or be secured by mortgages that are issued or

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guaranteed by certain U.S. government agencies or instrumentalities.

JPMorgan Growth Advantage Fund

JPMorgan Growth Advantage Fund seeks to provide long-term capital growth. The Fund will invest primarily in common stocks across all market capitalizations. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies when the adviser , JPMIM, believes such companies offer attractive opportunities. The Fund invests in companies that the adviser believes have strong earnings growth potential.

JPMorgan High Yield Bond Fund

JPMorgan High Yield Bond Fund seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or are unrated. Capital appreciation is a secondary objective. The Fund invests in all types of high-yield, high-risk debt securities. The Fund also may invest in convertible securities, preferred stock, common stock, and loan assignments and participations. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds. Under normal circumstances, the Fund invests at least 80% of its assets in bonds, loan participations, preferred stocks and other debt securities which are rated below investment grade or unrated. The Fund may invest up to 100% of its total assets in below investment grade or unrated securities.

JPMorgan India Fund

JPMorgan India Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Indian companies or instruments that have similar economic characteristics. An Indian company is any company: that is organized under the laws of, or has a principal office in India; the principal securities market for which is India; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in India; or at least 50% of the assets of which are located in India. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intermediate Bond Fund

JPMorgan Intermediate Bond Fund seeks current income consistent with the preservation of capital by investing in high- and medium-grade fixed income securities with intermediate maturities. As a matter of fundamental policy, the Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets will consist of obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. The Fund mainly invests in investment grade debt securities of all types or unrated debt securities which the adviser, JPMIA, determines to be of comparable quality including bonds, notes and U.S. government obligations with intermediate maturities. These include mortgage-backed and asset-backed securities and collateralized mortgage obligations.

JPMorgan International Equity Fund

JPMorgan International Equity Fund seeks total return from long-term capital growth and income. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of the value of its net assets in equity investments. The Fund will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies or other countries in which it can invest.

JPMorgan International Equity Index Fund

JPMorgan International Equity Index Fund seeks to provide investment results that correspond to the aggregate price and dividend performance of the securities in the Morgan Stanley Capital International Europe, Australasia, and Far East Gross Domestic Product Index (MSCI EAFE GDP Index).1 Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stock s (including American Depositary Receipts), preferred stocks, convertible securities (provided they are traded on an exchange or over-the-counter), warrants, receipts and other equity securities that comprise the index or indices identified by the Fund. The Fund invests mainly in foreign stocks included in the MSCI EAFE GDP Index . The Fund also may invest in stock index futures. The Fund’s adviser, JPMIM, attempts to track the performance of the MSCI EAFE GDP Index to achieve a correlation of 0.90 between the performance of the Fund and

1	“MSCI EAFE GDP Index” is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.

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that of the MSCI EAFE GDP Index, without taking into account the Fund’s expenses. Perfect correlation would be 1.000. Most of the Fund’s assets will be denominated in foreign currencies.

JPMorgan International Opportunities Fund

JPMorgan International Opportunities Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets. The Fund’s assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund’s assets may also be invested to a limited extent in emerging markets issuers. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

JPMorgan International Realty Fund

JPMorgan International Realty Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of its value in net assets in equity securities of REITs, including REITs with relatively small market capitalizations, and other real estate companies. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in such real estate). The Fund concentrates its investments in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in the real estate sector.

JPMorgan International Value Fund

JPMorgan International Value Fund seeks to provide high total return from a portfolio of foreign company equity securities. The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index, which is the Fund’s benchmark. The Fund typically does not invest in U.S. companies. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately place d securities.

JPMorgan Intrepid America Fund

JPMorgan Intrepid America Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization U.S. companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in either large- or mid-capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Intrepid European Fund

JPMorgan Intrepid European Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income. The Fund invests primarily in equity securities issued by companies with principal business activities in western Europe. Under normal market conditions, the Fund invests at least 80% of the value of its net assets in equity securities of European issuers. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Growth Fund seeks to provide long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in large- or mid-capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Intrepid International Fund

JPMorgan Intrepid International Fund seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S. The

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Fund’s assets are invested primarily in equity securities of companies from developed countries other than the U.S. The Fund’s assets also may be invested, to a limited extent, in equity securities of companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe; emerging markets include most of the other countries in the world. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, and warrants to buy common stocks .

JPMorgan Intrepid Japan Fund

JPMorgan Intrepid Japan Fund (formerly JPMorgan Japan Fund) seeks total return from long-term capital growth. Total return consists of capital growth and current income. Under normal conditions, the Fund will invest at least 80% of its net assets in equity securities of Japanese issuers. The Fund, may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under normal circumstances, the Fund anticipates that most of its assets will be invested in securities traded on Japanese markets. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Mid Cap Fund seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations. The Fund invests primarily in common stocks of mid-cap companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common and preferred stocks, rights, warrants, convertible securities and other equity securities of mid-cap companies. Mid-cap companies are companies with market capitalizations similar to those within the universe of the Russell Midcap® Index at the time of purchase .

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Multi Cap Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments across all market capitalizations. The Fund will generally invest in companies with a market capitalization of $500 million or greater at the time of purchase. Although the Fund may invest in securities across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Intrepid Plus Fund

JPMorgan Intrepid Plus Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets in long and short positions with respect to equity securities. The Fund will take long positions in equity securities the adviser, JPMIM, believes offer attractive return potential and sell short securities the Fund’s adviser , JPMIM, believes will underperform. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan Intrepid Value Fund

JPMorgan Intrepid Value Fund seeks to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments of large-capitalization and mid-capitalization companies. The Fund generally defines large capitalization companies as those with a market capitalization over $10 billion at the time of purchase, and mid capitalization companies as those with market capitalization between $1 billion and $10 billion at the time of purchase. Although the Fund may invest in securities of both large- and mid-capitalization companies, it may at any given time invest a significant portion of its assets in either large- or mid-capitalization companies, when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities.

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Growth Fund seeks long-term capital appreciation and growth of income by investing primarily in equity securities. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large, well-established companies. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

JPMorgan Large Cap Value Fund

JPMorgan Large Cap Value Fund seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities. Under normal

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circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of large companies, including common stocks, and debt and preferred stocks which are convertible to common stock. Large companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund’s adviser, JPMIA, invests in companies whose securities are, in the adviser’s opinion, undervalued when purchased but which have the potential to increase their intrinsic value per share. The Fund invests primarily in common stocks.

JPMorgan Latin America Fund

JPMorgan Latin America Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in securities of Latin American issuers and other investments that are tied economically to Latin America. Latin America includes, but is not limited to, Argentina, Brazil, Chile, Colombia, Ecuador, Guatemala, Mexico, Peru, Panama and Venezuela. The Fund will invest primarily in foreign companies of various sizes, including foreign subsidiaries of U.S. companies. The adviser, JPMIM, considers a number of factors to determine whether an investment is tied economically to Latin America including: the source of government guarantees (if any); the primary trading market; the issuer’s domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of a particular country in Latin America or the Latin American region; and whether the investment is exposed to the economic fortunes and risks of a particular country in Latin America or the Latin American region. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities.

JPMorgan Liquid Assets Money Market Fund

JPMorgan Liquid Assets Money Market Fund seeks current income with liquidity and stability of principal. The Fund invests in high-quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations; debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities; securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; asset-backed securities; repurchase agreements and reverse repurchase agreements; taxable municipal obligations; and funding agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Market Expansion Index Fund

JPMorgan Market Expansion Index Fund seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400).1 The Fund invests in stocks of medium-sized and small U.S. companies that are included in the S&P SmallCap 600 and S&P MidCap 400 and which trade on the New York and American Stock Exchanges, as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined indices. T he Fund, under normal circumstances, will hold 80% or more of the stocks in the combined indices in order to closely replicate the performance of the combined indices. The Fund seeks to achieve a correlation between the performance of its portfolio and that of the indices of at least 0.95, without taking into account the Fund’s expenses. Perfect correlation would be 1.00.

1	“S&P SmallCap 600” and “S&P MidCap 400” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund.

JPMorgan Market Neutral Fund

JPMorgan Market Neutral Fund seeks to provide long-term capital appreciation from a broadly diversified portfolio of U.S. stocks while neutralizing the general risks associated with stock market investing. The Fund takes long and short positions in different securities, selecting from a universe of mid- to large-capitalization stocks with characteristics similar to those of the Russell 1000® Index and/or the S&P 500 Index in an effort to insulate the Fund’s performance from the effects of general stock market movements.

JPMorgan Micro Cap Fund

JPMorgan Micro Cap Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of micro cap companies. Micro cap companies are companies with market capitalization equal to those within the universe of

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Appendix A — Underlying Funds (continued)

the Russell Microcap™ Index at the time of purchase . Because of the nature of micro cap companies, the market capitalization range can vary greatly over time. The Fund invests primarily in common stocks.

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Equity Fund’s objective is long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap® Index securities at the time of purchase. The Fund invests primarily in common stocks.

JPMorgan Mid Cap Value Fund

JPMorgan Mid Cap Value Fund seeks growth from capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of mid cap companies. Mid cap companies have market capitalizations between $1 billion and $20 billion at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Mortgage-Backed Securities Fund seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages. Under normal circumstances, the Fund invests at least 80% of its net assets in mortgage-backed securities. The Fund invests mainly in investment grade bonds and debt securities or unrated bonds and debt securities which the Fund’s adviser, JPMIA, determines to be of comparable quality. These include mortgage-backed securities issued by U.S. government agencies or instrumentalities, such as Ginnie Mae, Fannie Mae, and Freddie Mac, commercial mortgage securities, collateralized mortgage obligations and other securities representing an interest in or secured by mortgages. The Fund also may invest in other types of non-mortgage related debt securities, including U.S. government securities, asset-backed securities, taxable or tax-exempt municipal securities and corporate debt securities.

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Multi-Cap Market Neutral Fund seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance. The Fund attempts to neutralize exposure to general domestic market risk by primarily investing in common stocks that the Fund’s adviser, JPMIA, considers to be attractive and ‘short selling’ stocks that the adviser considers to be unattractive. The adviser considers a company’s fundamentals and valuation in determining whether a stock is attractive or unattractive and whether to invest in or short sell a stock.

JPMorgan Prime Money Market Fund

JPMorgan Prime Money Market Fund aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital. The Fund invests in high quality, short-term money market instruments which are issued and payable in U.S. dollars. The Fund principally invests in high quality commercial paper and other short-term debt securities, including floating and variable rate demand notes of U.S. and foreign corporations, debt securities issued or guaranteed by qualified U.S. and foreign banks, including certificates of deposit, time deposits and other short-term securities, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, asset-backed securities, repurchase agreements and reverse repurchase agreements, taxable municipal obligations and funding agreements issued by banks and highly rated U.S. insurance companies, such as Guaranteed Investment Contracts (GICs) and Bank Investment Contracts (BICs). The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Real Return Fund

JPMorgan Real Return Fund seeks to maximize inflation protected return. The Fund invests primarily in a portfolio of inflation-linked securities and inflation and non-inflation-linked swaps, options, futures contracts, and other derivatives. “Real Return” means total return less the estimated cost of inflation. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund also invests in inflation-linked debt securities issued by other entities such as corporations, foreign government s and other foreign issuers. The Fund will utilize conventional fixed income strategies including duration management; credit sector; and yield curve management; and relative value trading.

JPMorgan Realty Income Fund

JPMorgan Realty Income Fund seeks high total investment return through a combination of capital appreciation and current income. The Fund seeks to achieve its objective by investing substantially all of its assets and in any event under normal circumstances at least 80% of its net

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assets in equity securities of REITs, including REITs with relatively small market capitalization. The Fund may invest in both equity REITs and mortgage REITs.

JPMorgan Russia Fund

JPMorgan Russia Fund seeks long-term capital growth. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets in equity securities of Russian companies or instruments that have similar economic characteristics. The Fund may, to a lesser extent, invest in equity securities of companies located in the former Soviet Union countries other than Russia or instruments that have similar economic characteristics. A Russian company is any company: that is organized under the laws of, or has a principal office in Russia; the principal securities market for which is Russia; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in Russia; or at least 50% of the assets of which are located in Russia. Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants to buy common stocks and privately placed securities. The Fund will primarily invest in a focused portfolio of depositary receipts.

JPMorgan Short Term Bond Fund

JPMorgan Short Term Bond Fund seeks to provide high total return, consistent with low volatility of principal. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between zero and three years, similar to that of the Merrill Lynch 1–3 Year Treasury Index.

JPMorgan Short Term Bond Fund II

JPMorgan Short Term Bond Fund II seeks a high level of income, consistent with preservation of capital. Under normal circumstances, the Fund invests at least 80% of its net assets in debt investments. These investments can include asset-backed and mortgage-related securities, U.S. government and agency securities, domestic and foreign corporate bonds, private placements and money market instruments, that JPMIM, the adviser, believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund’s duration will range between one and three years.

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Core Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies . Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000 Index at the time of purchase. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Equity Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Index stocks at the time of purchase. The Fund invests primarily in common stock.

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Growth Fund seeks long-term capital growth primarily by investing in a portfolio of equity securities of small capitalization and emerging growth companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in securities of small-capitalization companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Growth Index stocks at the time of purchase. Typically, the Fund invests in securities of companies with a history of above-average growth, as well as companies expected to have above-average growth.

JPMorgan Small Cap Value Fund

JPMorgan Small Cap Value Fund seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investment opportunities for the Fund, its adviser, JPMIA, uses a value-oriented approach. The Fund’s investments are primarily in common stocks and REITs.

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Appendix A — Underlying Funds (continued)

JPMorgan Strategic Small Cap Value Fund

JPMorgan Strategic Small Cap Value Fund seeks capital growth over the long term. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small cap companies . Small cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000® Value Index stocks at the time of purchase. In reviewing investments for the Fund, its adviser, JPMIM, uses a value-oriented approach. The Fund’s investments are primarily in common stocks and REITs.

JPMorgan Total Return Fund

The JPMorgan Total Return Fund seeks to provide high total return. The Fund mainly invests in debt investments, including but not limited to, asset-backed and mortgage-backed securities, U.S. government and agency securities, and corporate debt securities that it believes have the potential to provide a high total return over time. These securities may be of any maturity. The Fund may use derivatives as substitutes for securities in which it can invest. The Fund may be invested in foreign securities, including emerging markets debt securities and debt securities denominated in foreign currencies. Up to 35% of the Fund’s total assets may be invested in securities rated below investment grade (junk bonds) including so called “distressed debt” (e.g., securities of issuers experiencing financial or operating difficulties or operating in troubled industries that present attractive risk-reward characteristics). The Fund may invest in loan assignments and participations (loans) and commitments to purchase loan assignments (unfunded commitments) and may engage in short sales.

JPMorgan Treasury & Agency Fund

JPMorgan Treasury & Agency Fund seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes. The Fund invests in U.S. Treasury and other U.S. agency obligations including U.S. Treasury bills, notes, agency debentures, repurchase agreements and other obligations issued or guaranteed by U.S. government agencies and instrumentalities. Under normal circumstances, the Fund will invest at least 80% of its net assets in Treasury and Agency Obligations.

JPMorgan U.S. Equity Fund

JPMorgan U.S. Equity Fund seeks to provide high total return from a portfolio of selected equity securities. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of U.S. companies. The Fund primarily invests in large- and medium-capitalization U.S. companies. Sector by sector, the Fund’s weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Government Money Market Fund seeks high current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in debt securities issued or guaranteed by the U.S. government, or by U.S. government agencies or instrumentalities or repurchase agreements fully collateralized by U.S. Treasury and U.S. government securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities. Under normal circumstances, at least 80% of the value of the Fund’s net assets, which are expected to include both long and short positions, will consist of different U.S. securities selected from a universe of publicly traded large capitalization securities with characteristics similar to those comprising the Russell 1000® Index and the S&P 500 Index. The Fund takes long and short positions mainly in equity securities and derivatives on those securities of companies that each have a market capitalization of at least $4 billion at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add, both relative to the S&P 500 Index as well as relative to traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund seeks long-term capital appreciation. Under normal circumstances, at least 80% of the Fund’s net assets, which are expected to include both long and short positions, will be invested in and/or have exposure to equity securities and derivatives on those securities of large capitalization, U.S. companies. Large capitalization companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Value Index at the time of purchase. “Plus” in the Fund’s name refers to the additional return the Fund endeavors to add both relative to the Russell 1000® Value Index as well as relative to

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traditional strategies which do not have the ability to sell stock short.

JPMorgan U.S. Real Estate Fund

JPMorgan U.S. Real Estate Fund seeks a high level of current income and long-term capital appreciation primarily through investments in real estate securities. The Fund invests in the equity securities of real estate companies. Under normal circumstances, at least 80% of the Fund’s net assets will be invested in equity securities of publicly-traded real estate companies operating in the U.S. A real estate company is a company that derives at least 50% of its revenues from the ownership, construction, financing, management, or sale of commercial, industrial, or residential real estate (or that has at least 50% of its assets invested in real estate). Real estate companies include equity and mortgage real estate investment trusts (REITs). The Fund does not invest in real estate directly. The Fund concentrates it investment in the real estate sector. This means that, under normal circumstances, the Fund will invest at least 25% of its net assets in an industry or group of industries in the real estate sector.

JPMorgan U.S. Small Company Fund

JPMorgan U.S. Small Company Fund seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Fund invests at least 80% of its net assets in small cap U.S. companies. Small cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase. Sector by sector, the Fund’s weightings are similar to those of the Russell 2000® Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund seeks current income with liquidity and stability of principal. Under normal conditions, the Fund invests its assets exclusively in obligations of the U.S. Treasury, including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements fully collateralized by U.S. Treasury securities. The Fund is managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940.

JPMorgan Ultra Short Duration Bond Fund

JPMorgan Ultra Short Duration Bond Fund seeks a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade debt securities. The Fund mainly invests in all types of investment grade debt securities or unrated securities which the Fund’s adviser, JPMIA, determines to be of comparable quality, including mortgage-backed securities, asset-backed securities, adjustable rate mortgages, other structured investments, including collateralized mortgage obligations, and money market instruments. Under normal circumstances, the Fund will invest as least 80% of its net assets in bonds. The Fund invests in fixed and floating rate debt securities representing an interest in or secured by residential mortgage loans.

JPMorgan Value Advantage Fund

JPMorgan Value Advantage Fund seeks to provide long-term total return from a combination of income and capital gains. The Fund will invest primarily in equity securities across all market capitalizations. Although the Fund may invest in securities across all market capitalization s , it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities. Equity securities in which the Fund primarily invests include common stocks and REITs.

JPMorgan Value Discovery Fund

JPMorgan Value Discovery Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will be invested primarily in equity securities of large U.S. companies . These are companies with market capitalizations similar to those within the universe of the Russell 1000® Value Index at the time of purchase. The Fund, however, is permitted to invest in securities across all market capitalizations when the Fund’s adviser, JPMIM, believes such companies offer attractive opportunities; therefore, at any given time, the Fund may invest a significant portion of its assets in companies with small or mid capitalizations. The Fund invests primarily in common stocks, convertible securities (debt and preferred stocks that are convertible into common stock within a particular period of time at a specified price or formula), preferred stock, warrants and rights, REITs, depositary receipts and ETFs.

NOVEMBER 1, 2008   97

Appendix A — Underlying Funds (continued)

Undiscovered Managers Behavioral Growth Fund

Undiscovered Managers Behavioral Growth Fund seeks growth of capital. The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have growth characteristics. In selecting stocks, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Behavioral Value Fund

Undiscovered Managers Behavioral Value Fund seeks capital appreciation . The Fund seeks to achieve its objective by investing primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Fuller & Thaler, believes have value characteristics. In selecting stocks for the Fund, Fuller & Thaler applies principles based on behavioral studies. Fuller & Thaler believes that behavioral biases on the part of investors may cause the market to overreact to old, negative information and underreact to new, positive information concerning a company. Under normal market conditions, the Fund will invest substantially all of its assets in common stocks.

Undiscovered Managers Small Cap Growth Fund

Undiscovered Managers Small Cap Growth Fund seeks long-term capital appreciation. The Fund seeks to achieve its objective by investing in common stocks of small cap U.S. companies with market capitalizations equal to those within the universe of the Russell 2000 Growth Index or with market capitalization of less than $3.5 billion at the time of purchase . Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of small cap companies.

A more complete description of these underlying funds may be found in their prospectuses. For a free copy of an underlying fund’s prospectus, call 1-800-480-4111 and ask for the prospectus offering shares of the underlying fund. You can also find the same information online at www.jpmorganfunds.com.

98   JPMORGAN SMARTRETIREMENT FUNDS

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HOW TO REACH US

If you want more information about the Funds, the following documents are free upon request:

ANNUAL/SEMI-ANNUAL REPORTS

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In each Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

HOW CAN I GET MORE INFORMATION?

You can get a free copy of the semi-annual/annual reports or the SAI, request other information or discuss your questions about the Funds by calling 1-800-480-4111, or by writing the Funds at:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for more information. You can also find information online at www.jpmorganfunds.com.

You can also review and copy the Funds’ reports and the SAI at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, D.C. (For information about the SEC’s Public Reference Room call 1-202- 942 -8090.) You can also get reports and other information about the Funds from the EDGAR Database on the SEC’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a copying charge, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Room of the SEC, Washington, D.C. 20549-0102.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

(Investment Company Act File No. 811-21295)

©JPMorgan Chase & Co., 2008 All rights reserved. November 2008.

PR-SRI-1108

JPMorgan U.S. Equity Funds
STATEMENT OF ADDITIONAL INFORMATION – PART I
November 1, 2008

JPMORGAN TRUST I (“JPMT I”)
JPMorgan Capital Growth Fund (the “Capital Growth Fund”)
JPMorgan Disciplined Equity Fund (the “Disciplined Equity Fund”)
JPMorgan Diversified Fund (the “Diversified Fund”)
JPMorgan Dynamic Growth Fund (the “Dynamic Growth Fund”)
JPMorgan Dynamic Small Cap Core Fund (the “Dynamic Small Cap Core Fund”)
JPMorgan Dynamic Small Cap Growth Fund (the “Dynamic Small Cap Growth Fund”)
JPMorgan Equity Income II Fund (the “Equity Income II Fund”)
JPMorgan Growth and Income Fund (the “Growth and Income Fund”)
JPMorgan Intrepid America Fund (the “Intrepid America Fund”)
JPMorgan Intrepid Growth Fund (the “Intrepid Growth Fund”)
JPMorgan Intrepid Plus Fund (the “Intrepid Plus Fund” formerly known as the JPMorgan Intrepid Long/Short Fund)
JPMorgan Intrepid Multi Cap Fund (the “Intrepid Multi Cap Fund”)
JPMorgan Intrepid Value Fund (the “Intrepid Value Fund”)
JPMorgan Intrinsic Value Fund (the “Intrinsic Value Fund”)
JPMorgan Micro Cap Fund (the “Micro Cap Fund”)
JPMorgan Mid Cap Equity Fund (the “Mid Cap Equity Fund”)
JPMorgan Small Cap Core Fund (the “Small Cap Core Fund”)
JPMorgan Small Cap Equity Fund (the “Small Cap Equity Fund”)
JPMorgan Strategic Small Cap Value Fund (the “Strategic Small Cap Value Fund”)
JPMorgan U.S. Equity Fund (the “U.S. Equity Fund”)
JPMorgan U.S. Large Cap Core Plus Fund (the “U.S. Large Cap Core Plus Fund”)
JPMorgan U.S. Large Cap Value Plus Fund (the “U.S. Large Cap Value Plus Fund”)
JPMorgan U.S. Small Company Fund (the “U.S. Small Company Fund”)
JPMorgan Value Advantage Fund (the “Value Advantage Fund”)
JPMorgan Value Discovery Fund (the “Value Discovery Fund”)

JPMORGAN TRUST II (“JPMT II”)
JPMorgan Diversified Mid Cap Growth Fund (the “Diversified Mid Cap Growth Fund”)
JPMorgan Diversified Mid Cap Value Fund (the “Diversified Mid Cap Value Fund”)
JPMorgan Equity Income Fund (the “Equity Income Fund”)
JPMorgan Equity Index Fund (the “Equity Index Fund”)
JPMorgan Intrepid Mid Cap Fund (the “Intrepid Mid Cap Fund”)
JPMorgan Large Cap Growth Fund (the “Large Cap Growth Fund”)
JPMorgan Large Cap Value Fund (the “Large Cap Value Fund”)
JPMorgan Market Expansion Index Fund (the “Market Expansion Index Fund”)
JPMorgan Multi-Cap Market Neutral Fund (the “Multi-Cap Market Neutral Fund”)
JPMorgan Small Cap Growth Fund (the “Small Cap Growth Fund”)
JPMorgan Small Cap Value Fund (the “Small Cap Value Fund”)

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST (“JPMMFIT”)
JPMorgan Growth Advantage Fund (the “Growth Advantage Fund”)

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC. (“JPMFMFG”)
JPMorgan Mid Cap Value Fund (the “Mid Cap Value Fund”)
(each a “Fund” and collectively, the “Funds” or the “Equity Funds”)

          This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds, as supplemented from time to time (“Prospectuses”). Additionally, this SAI incorporates by reference the financial statements dated June 30, 2008, included in the annual Shareholder Reports relating to the Funds (collectively, “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240. This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds.

For more information about the Funds or the Financial Statements, simply write or call:
JPMorgan Funds Services
P.O Box 8528
Boston, MA 02266-8528
1-800-480-4111	SAI-USEQ-1108

PART I

i

Capital Loss Carryforwards	60
PORTFOLIO HOLDINGS DISCLOSURE	61
SHARE OWNERSHIP	63
Trustees and Officers	63
Principal Holders	63
FINANCIAL STATEMENTS	96

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

ii

GENERAL

The Trusts and the Funds

JPMT I Historical Information

          JPMT I is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust, dated November 5, 2004. Each of the Funds which is a series of JPMT I (except Micro Cap Fund, Strategic Small Cap Value Fund, Intrepid Plus Fund, U.S. Large Cap Core Plus Fund and Value Advantage Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series at the close of business on February 18, 2005 (“Predecessor JPMorgan Funds”). Each of the Predecessor JPMorgan Funds (other than Intrepid America Fund, Intrepid Multi Cap Fund, Intrepid Growth Fund, Intrepid Value Fund (the “Predecessor Intrepid Funds”)) operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series on February 18, 2005.

          The Predecessor JPMorgan Funds, other than the Predecessor Intrepid Funds, were formerly series of the following business trusts (the “Predecessor JPMorgan Trusts”):

J.P. Morgan Institutional Funds (“JPMIF”)	J.P. Morgan Mutual Fund Select Group (“JPMMFSG”)
JPMorgan Disciplined Equity Fund	JPMorgan Mid Cap Equity Fund
JPMorgan Diversified Fund	JPMorgan Small Cap Core Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund

J.P. Morgan Mutual Fund Group (“JPMMFG”)	J.P. Morgan Mutual Fund Series (“JPMMFS”)
JPMorgan Capital Growth Fund	JPMorgan Intrepid America Fund
JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Intrepid Growth Fund
JPMorgan Growth and Income Fund	JPMorgan Intrepid Multi Cap Fund
JPMorgan Small Cap Equity Fund	JPMorgan Intrepid Value Fund

          Shareholders of each of the Predecessor JPMorgan Funds approved an Agreement and Plan of Reorganization and Redomiciliation (“Shell Reorganization Agreements”) between the Predecessor JPMorgan Trusts (other than JPMMFS), on behalf of the Predecessor JPMorgan Funds (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor JPMorgan Funds (other than the series of JPMMFS) were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 (“Closing Date”).

          JPMT II Historical Information

          JPMT II is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004. Each of the Funds which is a series of JPMT II was formerly a series of One Group Mutual Funds, a Massachusetts business trust which was formed on May 23, 1985. At shareholder meetings held on January 20, 2005 and February 3, 2005, shareholders of One Group Mutual Funds approved the redomiciliation of One Group Mutual Funds as a Delaware statutory trust to be called JPMorgan Trust II. The redomiciliation was effective after the close of business on the closing date.

          With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than the Growth Advantage Fund and the Mid Cap Value Fund) in this SAI prior to the Closing Date refers to the Predecessor JPMorgan Funds or One Group Mutual Funds.

          JPMMFIT Historical Information

          The Growth Advantage Fund (formerly JPMorgan Mid Cap Growth Fund) is a series of JPMMFIT, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on September 23, 1997. Effective April 30, 2003, the name of JPMMFIT was changed from Mutual Fund Investment Trust to J.P. Morgan Mutual Fund Investment Trust.

          JPMFMFG Historical Information

          The Mid Cap Value Fund is a series of JPMFMFG, a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of JPMFMFG was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

          After the close of business on February 18, 2005, certain “Predecessor JPMorgan Funds” and One Group Mutual Funds merged with and into the Funds listed below. The following list identifies the target funds and the surviving funds.

Part I - 1

Target Funds	Surviving Funds

JPMorgan Equity Income Fund	One Group Equity Income Fund (now known as JPMorgan Equity Income Fund)
JPMorgan Equity Growth Fund	One Group Large Cap Growth Fund (now known as JPMorgan Large Cap Growth Fund)
JPMorgan Small Cap Growth Fund; JPMorgan U.S. Small Company Opportunities Fund	One Group Small Cap Growth Fund (now known as JPMorgan Small Cap Growth Fund)
One Group Balanced Fund	JPMorgan Diversified Fund
One Group Diversified Equity Fund	JPMorgan U.S. Equity Fund

          Fund Names. As of November 1, 2007, the JPMorgan Intrepid Long/Short Fund changed its name to the JPMorgan Intrepid Plus Fund. Until June 29, 2007, the JPMorgan Dynamic Small Cap Growth Fund was named the JPMorgan Dynamic Small Cap Fund. As of September 15, 2006, the JPMorgan Tax Aware Large Cap Value Fund changed its name to the JPMorgan Equity Income II Fund.

          Prior to February 19, 2005, certain JPMT I and JPMT II Funds had the following names listed below corresponding to their current names:

Former Name	Current Name

One Group Diversified Mid Cap Fund	JPMorgan Intrepid Mid Cap Fund*
One Group Equity Income Fund	JPMorgan Equity Income Fund
One Group Equity Index Fund	JPMorgan Equity Index Fund
One Group Large Cap Growth Fund	JPMorgan Large Cap Growth Fund
One Group Large Cap Value Fund	JPMorgan Large Cap Value Fund
One Group Market Expansion Index Fund	JPMorgan Market Expansion Index Fund
One Group Market Neutral Fund	JPMorgan Multi-Cap Market Neutral Fund
One Group Mid Cap Growth Fund	JPMorgan Diversified Mid Cap Growth Fund
One Group Mid Cap Value Fund	JPMorgan Diversified Mid Cap Value Fund
JPMorgan Intrepid Investor Fund	JPMorgan Intrepid Multi Cap Fund**
JPMorgan Trust Small Cap Equity Fund	JPMorgan Small Cap Core Fund

*	As of February 19, 2005, the Fund was named the JPMorgan Diversified Mid Cap Fund. The name was changed to the JPMorgan Intrepid Mid Cap Fund effective July 29, 2005.

**	As of February 19, 2005, the Fund was named JPMorgan Intrepid Contrarian Fund. The name was changed to JPMorgan Intrepid Multi Cap Fund effective April 10, 2006.

Part I - 2

          In addition, effective May 1, 2003, the following Funds of JPMMFSG were renamed with the approval of the Board of Trustees:

Former Name	Name As Of May 1, 2003

J. P. Morgan Select Mid Cap Equity	JPMorgan Mid Cap Equity Fund
J. P. Morgan Select Small Cap Equity Fund	JPMorgan Trust Small Cap Equity Fund*

*	As of February 19, 2005, the JPMorgan Trust Small Cap Equity Fund became the JPMorgan Small Cap Core Fund.

Share Classes

          Share Classes. Shares in the Funds are generally offered in multiple classes. The following chart shows the share classes offered (or which may be offered in the future) by each of the Funds as of the date of this SAI:

Fund	Class A		Class B	Class C		Select Class	Institutional Class	Ultra		Class R5	Class R2
Capital Growth Fund	X		X	X		X					X	**
Disciplined Equity Fund	X					X	X	X
Diversified Fund	X		X	X		X	X
Diversified Mid Cap Growth Fund	X		X	X		X		X
Diversified Mid Cap Value Fund	X		X	X		X		X
Dynamic Growth Fund	X			X		X				X
Dynamic Small Cap Core Fund	X			X		X				X
Dynamic Small Cap Growth Fund	X		X	X		X
Equity Income Fund	X		X	X		X
Equity Income II Fund						X
Equity Index Fund	X		X	X		X
Growth Advantage Fund	X		X	X		X
Growth and Income Fund	X		X	X		X
Intrepid America Fund	X			X		X				X	X	**
Intrepid Growth Fund	X			X		X				X	X	**
Intrepid Mid Cap Fund	X		X	X		X		X
Intrepid Multi Cap Fund	X			X		X
Intrepid Plus Fund	X			X		X
Intrepid Value Fund	X			X		X				X	X	**
Intrinsic Value Fund	X			X		X				X
Large Cap Growth Fund	X		X	X		X		X			X	**
Large Cap Value Fund	X		X	X		X		X	*** *	X	X	**
Market Expansion Index Fund	X		X	X		X					X	**
Micro Cap Fund	X	*		X	*	X
Mid Cap Equity Fund	X	** *				X
Mid Cap Value Fund	X		X	X		X	X				X	**
Multi-Cap Market Neutral Fund	X		X	X		X
Small Cap Core Fund						X

Part I - 3

Fund	Class A	Class B	Class C	Select Class	Institutional Class	Ultra	Class R5	Class R2
Small Cap Equity Fund	X	X	X	X			X	X	**
Small Cap Growth Fund	X	X	X	X	X			X	**
Small Cap Value Fund	X	X	X	X		X	X	X	**
Strategic Small Cap Value Fund	X		X	X			X
U.S. Equity Fund	X	X	X	X	X		X	X	**
U.S. Large Cap Core Plus Fund	X		X	X			X	X	**
U.S. Large Cap Value Plus Fund	X		X	X			X
U.S. Small Company Fund	X		X	X	X
Value Advantage Fund	X		X	X	X
Value Discovery Fund	X		X	X			X

*	As of the date of this SAI, the Funds were not publicly offering these classes of shares.

**	Class R2 Shares are first being offered as of the date of this SAI.

***	As of the date of this SAI, these shares had not commenced operations.

*** *	The Ultra Shares have been liquidated. As a result, the Trust is in the process of removing them from the Declaration of Trust and will deregister them.

          As of the date of this SAI, all share classes (except the Class R2 Shares) of the Small Cap Equity Fund, the Select Class Shares of the Equity Income II Fund and the Ultra Shares of the Disciplined Equity Fund are not available for purchase by new investors except as described in the Funds’ Prospectuses.

          The shares of the Funds are collectively referred to in this SAI as the “Shares.”

Miscellaneous

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

          This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMT II, JPMMFIT, JPMFMFG and J.P. Morgan Mutual Fund Group (“JPMMFG”) (each a “JPMorgan Fund”, and together with the Funds, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II, JPMMFG, JPMMFIT and JPMFMFG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, is referred to herein as the “Board of Trustees,” and each trustee or director is referred to as a “Trustee.”

          The Funds which are series of JPMT I, JPMMFIT and JPMFMFG are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). The Funds which are series of JPMT II are advised by JPMorgan Investment Advisors Inc. (“JPMorgan Investment Advisors” or “JPMIA”, formerly known as Banc One Investment Advisors Corporation). Certain other of the JPMorgan Funds are advised by Security Capital Research & Management Incorporated (“SC-R&M”), and/or sub-advised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

          Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. (“JPMorgan Chase Bank”), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

Part I - 4

INVESTMENT RESTRICTIONS

          The following investment restrictions have been adopted by the respective Trust with respect to the applicable Funds. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of a Fund (including its investment objectives) are non-fundamental, unless otherwise designated in the Fund’s Prospectuses or herein, and may be changed by the Trustees of the Fund without shareholder approval.

          The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

          For purposes of fundamental investment restrictions regarding industry concentration, an Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if an Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, an Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

          Shareholders of the Capital Growth Fund, the Dynamic Small Cap Fund, the Growth Advantage Fund the Growth and Income Fund, the Micro Cap Fund, the Mid Cap Equity Fund, the Small Cap Core Fund and the Small Cap Equity Fund must be given at least 30 days’ prior written notice of any change in such Fund’s investment objectives.

          In addition, each of the Funds, except the Diversified Fund, Growth Advantage Fund, Intrinsic Value Fund, Multi-Cap Market Neutral Fund, Value Advantage Fund and Value Discovery Fund has an 80% investment policy which is described in such Fund’s Prospectuses. This policy may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

Investment Restrictions of Funds that Are Series of JPMT I, JPMFMFG and JPMMFIT

Investment Restrictions of the Mid Cap Value Fund

          Fundamental Investment Restrictions. The Fund may not:

          (1) Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of the Fund’s total assets.

          (2) Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

          (3) Borrow money in an amount exceeding 33 ⅓% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. The Fund will not purchase securities while its borrowings exceed 5% of its total assets.

          (4) Make loans if, as a result, more than 33 ⅓% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

Part I - 5

          (5) Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

          (6) Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

          (7) Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

          Non-Fundamental Investment Restrictions. The Fund may not:

          (1) Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund’s fundamental limitation on borrowing, provided, the Fund may segregate assets without limit in order to comply with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

          (2) Invest in companies for the purpose of exercising control.

          (3) Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales “against the box” or in compliance with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

          (4) Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

          (5) Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

          (6) Enter into a futures contract or options transaction if the Fund’s total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund’s total assets, and the Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund’s custodian or will otherwise comply with the SEC’s position regarding the asset segregation requirements of Section 18 of the 1940 Act.

          (7) Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Investment Restrictions of the Diversified Fund, the Disciplined Equity Fund, the Intrepid Plus Fund, the U.S. Equity Fund, the U.S. Large Cap Core Plus Fund and the U.S. Small Company Fund

          Fundamental Investment Restrictions. Each of the Funds:

          (1) May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.

          (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

          (3) May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

          (4) May not borrow money, except to the extent permitted by applicable law.

          (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act.

          (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate and, in the case of the Diversified Fund, make direct investments in

Part I - 6

mortgages.

          (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

          (8) May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

          Non-Fundamental Investment Restrictions. Each of the Funds:

          (1) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid.

          (2) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

          (3) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

          (4) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act (except that the restriction does not apply to the Diversified Fund).

Investment Restrictions of the Capital Growth Fund, the Dynamic Small Cap Growth Fund, the Growth and Income Fund, the Micro Cap Fund and the Small Cap Equity Fund

          Fundamental Investment Restrictions. With respect to the Growth and Income Fund, it is a fundamental policy of the Fund that when the Fund holds no portfolio securities except interests in another investment company (“master portfolio”) in which it invests, the Fund’s investment objective and policies shall be identical to the master portfolio’s investment objective and policies, except for the following: the Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of the Fund that when the Fund holds only portfolio securities other than interests in the master portfolio, the Fund’s investment objective and policies shall be identical to the investment objective and policies of the master portfolio at the time the assets of the Fund were withdrawn from that master portfolio.

          Each of the Funds:

          (1) May not borrow money, except to the extent permitted by applicable law.

          (2) May make loans to other persons, in accordance with the Fund’s investment objectives and policies and to the extent permitted by applicable law.

          (3) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

          In the case of the Micro Cap Fund, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” This restriction, however, is not applicable to investments by the Micro Cap Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of this restriction.

Part I - 7

          (4) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

          (5) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded. In the case of the Micro Cap Fund, real estate includes Real Estate Limited Partnerships.

          (6) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

          (7) May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

          Non-Fundamental Investment Restrictions. Each of the Funds:

          (1) May not with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

          (2) May not make short sales of securities, other than short sales “against the box”, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

          (3) May not purchase or sell interests in oil, gas or mineral leases.

          (4) May not invest more than 15% of its net assets in illiquid securities.

           (5) May not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (6) Except as specified above, may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.

          (7) May not (other than Growth and Income Fund) acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          (8) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

          For purposes of the investment restrictions for the Micro Cap Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

Investment Restrictions of the Dynamic Growth Fund, the Dynamic Small Cap Core Fund, the Intrinsic Value Fund, the U.S. Large Cap Value Plus Fund and the Value Discovery Fund

           Fundamental Investment Restrictions. Each of the Funds:

           (1) May not purchase the securities of any issuer if as a result more than 25% of the Fund’s total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry, except as permitted by

Part I - 8

the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

           (2) May not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings;

           (3) May not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC;

           (4) May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities”;

           (5) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector;

           (6) May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time; and

           (7) May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

           (8) In the case of the U.S. Large Cap Value Plus Fund, the Fund may not make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act.

           In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each of the Dynamic Growth Fund, the Dynamic Small Cap Core Fund, the Intrinsic Value Fund and the Value Discovery Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

           For the purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

           Non-Fundamental Investment Restrictions . Each of the Funds:

           (1) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid;

           (2) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

           (3) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Investment Restrictions of the Growth Advantage Fund

          Fundamental Investment Restrictions. The Fund:

          (1) May not borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-⅓% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than ⅓ of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund’s total assets must be repaid before the Fund may make additional investments.

          (2) May make loans to other persons, in accordance with the Fund’s investment objectives and policies and to the extent permitted by applicable law.

          (3) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S.

Part I - 9

Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund’s permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

          (4) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

          (5) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

          (6) May not issue any senior security (as defined in the 1940 Act), except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

          (7) May not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

          In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Growth Advantage Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (3) above.

          Non-Fundamental Investment Restrictions. The Fund:

          (1) May not make short sales of securities, other than short sales “against the box,” or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

          (2) May not purchase or sell interests in oil, gas or mineral leases.

          (3) May not invest more than 15% of its net assets in illiquid securities.

          (4) May not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (5) Except as specified above, may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

          (6) May not, with respect to 50% of its assets, hold more than 10% of the outstanding shares of issuers.

          (7) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Part I - 10

          For purposes of the investment restrictions regarding the Growth Advantage Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          In order to permit the sale of its shares in certain states, the Growth Advantage Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.

Investment Restrictions of the Mid Cap Equity Fund and the Small Cap Core Fund

          Fundamental Investment Restrictions. Each of the Funds:

          (1) May not borrow money, except to the extent permitted by applicable law.

          (2) May make loans to other persons, in accordance with such Fund’s investment objective and policies and to the extent permitted by applicable law.

          (3) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund’s permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

          (4) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

          (5) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

          (6) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

          (7) May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

           (8) May not purchase securities of any issuer if such a purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

          In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Mid Cap Equity Fund and Small Cap Core Fund, may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (3) above.

          Non-Fundamental Investment Restrictions. Each of the Funds:

Part I - 11

          (1) May not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

          (2) May not make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, future contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

          (3) May not purchase or sell interests in oil, gas or mineral leases.

          (4) May not invest more than 15% of its net assets in illiquid securities.

          (5) May not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund’s permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (6) May invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a “Mauritius Portfolio Company”) will not be considered an investment company for this purpose.

          (7) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          For purposes of the investment restrictions regarding the Mid Cap Equity Fund and the Small Cap Core Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

Investment Restrictions of the Equity Income II Fund, Intrepid Growth Fund, the Intrepid Value Fund, the Intrepid America Fund, the Intrepid Multi Cap Fund and the Value Advantage Fund

          Fundamental Investment Restrictions. Each of the Funds:

          (1) May not make any investment inconsistent with the Fund’s classification as a diversified investment company under the Investment Company Act of 1940.

          (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC.

          (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder.

          (4) May not borrow money, except to the extent permitted by applicable law.

          (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933.

          (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages.

          (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

          (8) May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Part I - 12

          Non-Fundamental Investment Restrictions. Each of the Funds:

          (1) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid.

          (2) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules.

          (3) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

          (4) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as “leverage.”

Investment Restrictions of the Strategic Small Cap Value Fund

          Fundamental Investment Restrictions. The Fund:

          (1) May not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

          (2) May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

          (3) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund’s permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

          (4) May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction from time to time.

          (5) May not purchase or sell real estate (however, the Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests there);

          (6) May not issue any senior security (as defined in the 1940 Act), except with respect to any permissible borrowings.

          (7) May not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

          For purposes of investment restriction (5) above, real estate includes real estate limited partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry.” Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an “industry.” Supranational organizations are collectively considered to be members of a single “industry” for purposes of restriction (3) above.

          Non-Fundamental Investment Restrictions. The Fund:

          (1) May not purchase or sell interests in oil, gas or mineral leases.

Part I - 13

          (2) May not invest more than 15% of its net assets in illiquid securities.

          (3) May invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.

          (4) May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          For purposes of the investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

Investment Restrictions of Funds that are Series of JPMT II

          Fundamental Investment Restrictions. None of the Funds may:

          (1) Purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

          (2) Purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

          (3) Make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

          (4) Underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

          (5) Purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

          (6) Purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

          (7) Borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

          (8) Purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

          (9) Issue senior securities except with respect to any permissible borrowings.

          (10) Purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

          None of the Funds (other than the Multi-Cap Market Neutral Fund) may:

          (1) Purchase securities on margin or sell securities short except, for use of short-term credit necessary for clearance of purchases of portfolio securities.

          Non-Fundamental Investment Restrictions.

          The following policy applies to the Equity Index Fund:

Part I - 14

          (1) The Fund may not invest more than 10% of its total assets in securities issued or guaranteed by the United States, its agencies or instrumentalities. Repurchase agreements held in margin deposits and segregated accounts for futures contracts are not considered issued or guaranteed by the United States, its agencies or instrumentalities for purposes of the 10% limitation.

          None of the Funds may:

          (1) Invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

          (2) Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT PRACTICES

          The Funds invest in a variety of securities and employ a number of investment techniques. What follows is a list of some of the securities and techniques which may be utilized by the Funds. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI.

FUND NAME	FUND CODE

Capital Growth Fund	1
Disciplined Equity Fund	2
Diversified Fund	3
Diversified Mid Cap Growth Fund	4
Diversified Mid Cap Value Fund	5
Dynamic Growth Fund	6
Dynamic Small Cap Core Fund	7
Dynamic Small Cap Growth Fund	8
Equity Income Fund	9
Equity Income II Fund	10
Equity Index Fund	11
Growth Advantage Fund	12
Growth and Income Fund	13
Intrepid America Fund	14
Intrepid Growth Fund	15
Intrepid Plus Fund	16
Intrepid Mid Cap Fund	17
Intrepid Multi Cap Fund	18
Intrepid Value Fund	19
Intrinsic Value Fund	20
Large Cap Growth Fund	21
Large Cap Value Fund	22
Market Expansion Index Fund	23
Micro Cap Fund	24
Mid Cap Equity Fund	25
Mid Cap Value Fund	26
Multi-Cap Market Neutral Fund	27
Small Cap Core Fund	28
Small Cap Equity Fund	29
Small Cap Growth Fund	30
Small Cap Value Fund	31
Strategic Small Cap Value Fund	32
U.S. Equity Fund	33
U.S. Large Cap Core Plus Fund	34
U.S. Large Cap Value Plus Fund	35
U.S. Small Company Fund	36

Part I - 15

FUND NAME	FUND CODE

Value Advantage Fund	37
Value Discovery Fund	38

Instrument	Fund Codes	Part II Section Reference

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.

	1, 3-10, 12-19, 24- 26, 28-32, 37-38	Mortgage-Related Securities

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.

	1, 3-10, 12-20, 24- 26, 28-32, 37-38	Asset-Backed Securities

Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1, 4-10, 12-19, 24-26, 28-32, 37-38	Auction Rate Securities

Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

	1-38	Bank Obligations

Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.

	1-38	Miscellaneous Investment Strategies and Risks

Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1, 3-10, 12-19, 24-26, 28-32, 37-38	Foreign Investments (including Foreign Currencies)

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy, a security at a specified price at a future date. A Fund will sell only covered call and secured put options.

	1-26, 28-38	Options and Futures Transactions

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-38	Commercial Paper

Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	6-7, 38	Miscellaneous Investment Strategies and Risks

Common Stock: Shares of ownership of a company.	1-38	Equity Securities, Warrants and Rights

Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1-38	Equity Securities, Warrants and Rights

Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-38	Convertible Securities

Part I - 16

Instrument	Fund Codes	Part II Section Reference

Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-21, 24-26, 28-33, 36-38	Debt Instruments

Credit Default Swaps (“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

	1, 3-10, 12-19, 24-25, 28-32, 37-38	Swaps and Related Swap Products

Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

	6-7, 38	Custodial Receipts

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

	1, 3-10, 12-19, 24-26, 28-32, 37-38	Demand Features

Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries.

	1-10, 12 -22, 24- 26, 28-38	Foreign Investments (including Foreign Currencies)

Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depository Receipts (“SPDRs”) and NASDAQ 100’s.

	1-38	Investment Company Securities and Exchange Traded Funds

Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (“NDFs”)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.

	1, 3-10, 12-19, 24-33, 37-38	Foreign Investments (including Foreign Currencies)

Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADR”), Global Depositary Receipts (“GDR”), European Depositary Receipts (“EDR”) and American Depositary Securities.

	1-38	Foreign Investments (including Foreign Currencies)

High Yield/High Risk Securities/Junk Bonds: Securities that are generally rated below investment grade by the primary rating agencies or are unrated but are deemed by a Fund’s Adviser to be of comparable quality.

	1, 3-10, 12-20, 24-26, 28-32, 37- 38	Debt Instruments

Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.

	1, 3-10, 12-19, 24-26, 28-32, 37-38	Debt Instruments

Part I - 17

Instrument	Fund Codes	Part II Section Reference

Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1-10, 12- 22, 24- 38	Equity Securities, Warrants and Rights

Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-38	Miscellaneous Investment Strategies and Risks

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.

	1, 3-10, 12-19, 24-26, 28-32, 37-38	Inverse Floaters and Interest Rate Caps

Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.

	1-38	Investment Company Securities and Exchange Traded Funds

Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or governments, including governments in less developed countries.	1, 3-10, 12-20, 24-26, 28-32, 37-38	Loan Assignments and Participations

Master Limited Partnerships: Limited partnerships that are publicly traded on a securities exchange.	1-38	Master Limited Partnerships

Mortgages (Directly Held): Debt instruments secured by real property.	1, 4-10, 12-19, 21-22, 24-34, 37-38	Mortgage-Related Securities

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans such as collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), and other asset-backed structures.

	1-10, 12-19, 21- 22, 24-26, 28- 34, 36-38	Mortgage-Related Securities

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

	1, 3-10, 12-19, 21-22, 24-26, 28-32, 37-38	Mortgage-Related Securities

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single-family revenue bonds.

	1, 3-10, 12-22, 24,-26, 28-32, 37-38	Municipal Securities

New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-26, 28-38	Miscellaneous Investment Strategies and Risks

Obligations of Supranational Agencies: Obligations which are chartered to promote economic development and are supported by various governments and governmental agencies.	1, 3-10, 12-19, 24-26, 28-32, 37-38	Foreign Investments (including Foreign Currencies)

Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities.

	1-26, 28-38	Options and Futures Transactions

Part I - 18

Instrument	Fund Codes	Part II Section Reference

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-38	Equity Securities, Warrants and Rights

Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

	1-38	Miscellaneous Investment Strategies and Risks

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-38	Real Estate Investment Trusts

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-38	Repurchase Agreements

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-19, 21-26, 28- 34, 36 -38	Reverse Repurchase Agreements

Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

	1-10, 12-22, 24-26 , 28-38	Miscellaneous Investment Strategies and Risks

Securities Lending: The lending of up to 33 ⅓% of a Fund’s total assets. In return, a Fund will receive cash, other securities, and/or letters of credit as collateral.	1- 5, 8- 17, 21-23, 25-26, 28-33, 36, 38	Securities Lending

Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

	1, 3-4, 8- 10, 12-16, 18-19, 24-29, 32, 34- 35, 37-38	Short Selling

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-38	Short-Term Funding Agreements

Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government, or its agencies, authorities or political subdivisions.	1, 3-10, 12-19, 24-26, 28-34, 37-38	Foreign Investments (including Foreign Currencies)

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest Only (“IO”) and Principal Only (“PO”) securities issued outside a REMIC or CMO structure.

	1-10, 12-19, 24-26, 28-34, 36-38	Mortgage-Related Securities

Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

	1, 4-10, 12-26, 28-32, 37-38	Structured Investments

Part I - 19

Instrument	Fund Codes	Part II Section Reference

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

	1-19, 21-26, 28- 38	Swaps and Related Swap Products

Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.

	1, 4-10, 12-19, 24-26, 28-32, 37-38	Swaps and Related Swap Products

Temporary Defensive Positions: To respond to unusual circumstances, a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	1-10, 12-22, 24-38	Miscellaneous Investment Strategies and Risks

Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

	1-38	Treasury Receipts

Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.

	1-5, 8-19, 21, 24-26, 28-33, 34, 36- 38	Trust Preferred Securities

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), including funding notes, subordinated benchmark notes, CMOs and REMICs.

	1-38	Mortgage-Related Securities

U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).

	1-38	U.S. Government Obligations

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.

	1-10, 12-19, 21- 22, 24-34, 37-38	Debt Instruments

When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-38	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Part I - 20

Instrument	Fund Codes	Part II Section Reference

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero-coupon debt securities which convert on a specified date to interest bearing debt securities.

	1, 3-10, 12-20, 24-26, 28-32, 37-38	Debt Instruments

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

Foreign Investments

          Except as noted below, investments in all types of foreign securities will not exceed 20% of the total assets of the Funds. Investments in foreign securities shall not exceed 10% of the net assets of the Market Expansion Index Fund and the Diversified Fund may invest up to 30% of its total assets in foreign securities, either in equity or fixed income securities.

Limitations on the Use of Futures

          In addition, none of the JPMT II Funds will enter into futures contracts to the extent that the value of the futures contracts held would exceed 25% of the respective Fund’s total assets. The Multi-Cap Market Neutral Fund is not permitted to use futures contracts.

Limitations on the Use of Options

          Each JPMT II Fund will limit the writing of put and call options to 25% of its net assets. These Funds may enter into over-the-counter option transactions provided there exists an active over-the-counter market for such options that will establish their pricing and liquidity. Broker-dealers with whom a Trust will enter into such option transactions shall have a minimum net worth of $20,000,000.

Index Investing by the Equity Index Fund and the Market Expansion Index Fund

          Equity Index Fund. The Equity Index Fund attempts to track the performance of the S&P 500 Index (the “Index”) to achieve a correlation between the performance of the Fund and that of the Index of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund’s ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

          S&P chooses the stocks to be included in the Index largely on a statistical basis. Inclusion of a stock in the Index in no way implies an opinion by S&P as to its attractiveness as an investment. The Index is determined, composed and calculated by S&P without regard to the Equity Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Equity Index Fund, and S&P makes no representation or warranty, expressed or implied, on the advisability of investing in the Equity Index Fund or as to the ability of the Index to track general stock market performance. S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included in the Index. “S&P 500” is a service mark of S&P.

          The weights of stocks in the Index are based on each stock’s relative total market value, i.e., market price per share times the number of Shares outstanding. Because of this weighting, approximately 50% of the Index is currently composed of the 50 largest companies in the Index, and the Index currently represents over 65% of the market value of all U.S. common stocks listed on the New York Stock Exchange. Typically, companies included in the Index are the largest and most dominant firms in their respective industries.

          The Adviser generally selects stocks for the Equity Index Fund in the order of their weights in the Index beginning with the heaviest weighted stocks. The percentage of the Equity Index Fund’s assets to be invested in each stock is approximately the same as the percentage it represents in the Index. No attempt is made to manage the Equity Index Fund in

Part I - 21

the traditional sense using economic, financial and market analysis. The Equity Index Fund is managed using a computer program to determine which stocks are to be purchased and sold to replicate the Index to the extent feasible. From time to time, administrative adjustments may be made in the Fund because of changes in the composition of the Index, but such changes should be infrequent.

          Market Expansion Index Fund. The Market Expansion Index Fund invests in stocks of medium-sized and small U.S. companies that are included in the Standard & Poor’s SmallCap 600 Index and the Standard & Poor’s MidCap 400 Index (the “Indices”) and which trade on the New York and American Stock Exchanges as well as over-the-counter stocks that are part of the National Market System. The Fund seeks to closely track the sector and industry weights within the combined Indices. Because the Fund uses an enhanced index strategy, not all of the stocks in the Indices are included in the Fund and the Fund’s position in an individual stock may be overweighted or underweighted when compared to the Indices. Nonetheless, the Fund, under normal circumstances, will hold 80% or more of the stocks in the combined Indices in order to closely replicate the performance of the combined Indices. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the combined Indices of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund’s net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the combined Indices. The Fund’s ability to correlate its performance with the combined Indices, however, may be affected by, among other things, changes in securities markets, the manner in which the Indices are calculated by S&P and the timing of purchases and redemptions. In the future, the Trustees of the Trust, subject to the approval of Shareholders, may select other indices if such a standard of comparison is deemed to be more representative of the performance of common stocks.

          The Indices are determined, composed and calculated by S&P without regard to the Market Expansion Index Fund. S&P is neither a sponsor of, nor in any way affiliated with the Market Expansion Index Fund, and S&P makes no representation or warranty, expressed or implied on the advisability of investing in the Market Expansion Index Fund or as to the ability of the Indices to track general stock market performance, and S&P disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein.

          Limitations on Purchases of Securities. In addition to restrictions imposed on the index funds under the 1940 Act, the Adviser may be restricted from purchasing securities for the Equity Index Fund or the Market Expansion Index Fund due to various regulatory requirements applicable to such securities. Such regulatory requirements (e.g., regulations applicable to banking entities, insurance companies and public utility holdings companies) may limit the amount of securities that may be owned by accounts over which the Adviser or its affiliates have discretionary authority or control. As a result, there may be times when the Adviser is unable to purchase securities that would otherwise be purchased to replicate the applicable index.

Use of When-Issued Securities and Forward Commitments

          No JPMT II Fund intends to purchase “when issued” securities for speculative purposes but only for the purpose of acquiring portfolio securities. Because a Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage the Fund might be affected in the event its commitments to purchase when-issued securities ever exceeded 40% of the value of its assets. Commitments to purchase when-issued securities will not, under normal market conditions, exceed 25% of a Fund’s total assets. A Fund may dispose of a when-issued security or forward commitment prior to settlement if the Adviser deems it appropriate to do so.

QUALITY DESCRIPTION

          The JPMT II Funds may purchase commercial paper consisting of issues rated at the time of purchase in the top two rating categories by at least one a nationally recognized statistical rating organization (“NRSRO”) (such as A-2 or better by S&P, Prime-2 or better by Moody’s, F-2 or better by Fitch or R-2 or better by Dominion) or if unrated, determined by the Adviser to be of comparable quality.

          At the time a JPMT I Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody’s or S&P and the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser’s opinion. At the time a JPMT I Fund invests in any other short-term debt securities, they must be rated A or higher by Moody’s or S&P, or if unrated, the investment must be of comparable quality in the Adviser’s opinion.

DIVERSIFICATION

          All of the Funds intend to meet the diversification requirement of the 1940 Act, except the following, which are non-

Part I - 22

diversified:

1.	the Dynamic Growth Fund
2.	the Dynamic Small Cap Core Fund
3.	the Intrinsic Value Fund
4.	the Strategic Small Cap Value Fund
5.	the Value Discovery Fund

          For a more complete discussion see the “Diversification” section in Part II of this SAI.

PORTFOLIO TURNOVER

          A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

          The table below sets forth the Funds’ portfolio turnover rates for the last two fiscal years.

	Fiscal Year Ended June 30,
FUNDS	2007	2008

Diversified Mid Cap Growth Fund	119%	95%
Diversified Mid Cap Value Fund	47%	58%
Equity Income Fund	23%	49%
Equity Index Fund	9%	12%
Intrepid Plus Fund	108%	125%
Intrepid Mid Cap Fund	117%	109%
Large Cap Growth Fund	35%	52%
Large Cap Value Fund	77%	93%
Market Expansion Index Fund	44%	65%
Multi-Cap Market Neutral Fund	96%	116%
Small Cap Growth Fund	86%	71%
Small Cap Value Fund	38%	35%
Strategic Small Cap Value Fund	103%	109%

	Fiscal Year Ended June 30,
FUNDS	2007	2008

Capital Growth Fund	121%	107%
Disciplined Equity Fund	59%	72%
Diversified Fund	218%	234%
Dynamic Growth Fund(1)	N/A	24%
Dynamic Small Cap Core Fund(1)	N/A	76%
Dynamic Small Cap Growth Fund	144%	122%
Equity Income II Fund(2)	52%	29%
Growth Advantage Fund	159%	118%
Growth and Income Fund	49%	69%

Part I - 23

	Fiscal Year Ended June 30,
FUNDS	2007	2008

Intrepid America Fund	81%	89%
Intrepid Growth Fund	130%	130%
Intrepid Multi Cap Fund	89%	108%
Intrepid Value Fund	59%	78%
Intrinsic Value Fund(3)	N/A	29%
Micro Cap Fund	73%	117	%(4)
Mid Cap Equity Fund	82%	79%
Mid Cap Value Fund	45%	31%
Small Cap Core Fund	37%	35%
Small Cap Equity Fund	26%	52%
U.S. Equity Fund	112%	103%
U.S. Large Cap Core Plus Fund	138%	124%
U.S. Large Cap Value Plus Fund(1)	N/A	57%
U.S. Small Company Fund	46%	130	%(5)
Value Advantage Fund	77%	103	%(6)
Value Discovery Fund(7)	N/A	42%

(1)	The Fund commenced operations on November 30, 2007. As a result the portfolio turnover for the fiscal period ended June 30, 2008 only represents a seven-month, not a twelve-month period.

(2)	The Fund’s fiscal year end changed from October 31 to June 30. As a result the portfolio turnover for the fiscal period ended June 30, 2007 only represents an eight-month, not a twelve-month period.

(3)	The Fund commenced operations on February 28, 2008. As a result the portfolio turnover for the fiscal period ended June 30, 2008 only represents a four-month, not a twelve-month period.

(4)	The Fund's higher portfolio turnover rate during the fiscal year ended June 30, 2008 is attributed to more redemptions by shareholders in the Fund, as well as higher market volatility.

(5)	The Fund's higher portfolio turnover rate during the fiscal year ended June 30, 2008 is attributed to a change in the Fund's investment process.

(6)	Due to high volatility in the markets, the Fund has been more opportunistic with its purchases and sales in its most recent fiscal year ended June 30, 2008, resulting in higher portfolio turnover.

(7)	The Fund commenced operations on September 28, 2007. As a result the portfolio turnover for the fiscal period ended June 30, 2008 only represents a nine-month, not a twelve-month period.

TRUSTEES

Standing Committees

          There are four standing committees of the Board of Trustees: the Audit Committee, the Compliance Committee, the Governance Committee and the Investment Committee.

          The Audit Committee met four times during the fiscal year ended June 30, 2008. The Compliance Committee met four times during the fiscal year ended June 30, 2008. The Governance Committee met six times during the fiscal year ended June 30, 2008. The Investment Committee met five times during the fiscal year ended June 30, 2008. For a more complete discussion, see the “Trustees” Section in Part II of this SAI.

Ownership of Securities

          The following table shows the dollar range of each Trustee’s beneficial ownership as of December 31, 2007, in the Funds and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies:

Name of Trustee	Ownership of Capital Growth Fund	Ownership of Disciplined Equity Fund	Ownership of Diversified Fund	Ownership of Dynamic Growth Fund	Ownership of Dynamic Small Cap Core Fund	Ownership of Dynamic Small Cap Growth Fund	Ownership of Equity Income II Fund

Independent Trustees

Part I - 24

Name of Trustee	Ownership of Capital Growth Fund	Ownership of Disciplined Equity Fund	Ownership of Diversified Fund	Ownership of Dynamic Growth Fund	Ownership of Dynamic Small Cap Core Fund	Ownership of Dynamic Small Cap Growth Fund	Ownership of Equity Income II Fund

William J. Armstrong	None	None	None	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None	None	None	None
John F. Finn	Over $100,000	None	None	None	None	None	None
Dr. Matthew Goldstein	$10,001-$50,000	None	None	None	None	None	None
Robert J Higgins	None	None	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None	None	None
William G. Morton, Jr.	$1-$10,000	None	None	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None	None	None	None
Fergus Reid, III	None	None	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000	None	None	None	None	None	None

Name of Trustee	Ownership of Growth and Income Fund	Ownership of Intrepid America Fund	Ownership of Intrepid Growth Fund	Ownership of Intrepid Multi Cap Fund	Ownership of Intrepid Plus Fund	Ownership of Intrepid Value Fund

Independent Trustees
William J. Armstrong	None	None	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None	None	None
John F. Finn	None	None	Over $100,000	None	$50,001-$100,000	$50,001-$100,000
Dr. Matthew Goldstein	None	$10,001-$50,000	$50,001-$100,000	None	None	None
Robert J. Higgins	None	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None	None
Marilyn McCoy	None	Over $100,000	None	None	None	None
William G. Morton, Jr.	$1-$10,000	None	$50,001-$100,000	None	None	None
Robert A. Oden, Jr.	None	None	None	None	None	None
Fergus Reid, III	None	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	Over $100,000	Over $100,000	None	Over $100,000	None	$50,001-$100,000

Name of Trustee	Ownership of Intrinsic Value Fund	Ownership of Micro Cap Fund	Ownership of Mid Cap Equity Fund	Ownership of Small Cap Core Fund	Ownership of Small Cap Equity Fund	Ownership of Strategic Small Cap Value Fund

Independent Trustees
William J. Armstrong	None	None	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None	None	None
John F. Finn	None	None	None	None	Over $100,000	None
Dr. Matthew Goldstein	None	None	None	None	$10,001-$50,000	None
Robert J. Higgins	None	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	None	None

Part I - 25

Name of Trustee	Ownership of Intrinsic Value Fund	Ownership of Micro Cap Fund	Ownership of Mid Cap Equity Fund	Ownership of Small Cap Core Fund	Ownership of Small Cap Equity Fund	Ownership of Strategic Small Cap Value Fund

Robert A. Oden, Jr.	None	None	None	None	None	None
Fergus Reid, III	None	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None	None	None

Name of Trustee	Ownership of U.S. Equity Fund	Ownership of U.S. Large Cap Core Plus Fund	Ownership of U.S. Large Cap Value Plus Fund	Ownership of U.S. Small Company Fund	Ownership of Value Advantage Fund	Ownership of Value Discovery Fund

Independent Trustees
William J. Armstrong	None	None	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None	None	None
John F. Finn	None	Over $100,000	None	None	Over $100,000	None
Dr. Matthew Goldstein	None	None	None	None	None	None
Robert J Higgins	None	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None	None
Marilyn McCoy	None	None	None	None	None	None
William G. Morton, Jr.	None	None	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None	None	None
Fergus Reid, III	None	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None	None	None

Name of Trustee	Ownership of Diversified Mid Cap Growth Fund	Ownership of Diversified Mid Cap Value Fund	Ownership of Equity Income Fund	Ownership of Equity Index Fund	Ownership of Intrepid Mid Cap Fund	Ownership of Large Cap Growth Fund

Independent Trustees
William J. Armstrong	None	None	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None	None	None
John F. Finn	None	None	None	None	None	None
Dr. Matthew Goldstein	None	None	None	None	None	None
Robert J. Higgins	None	None	None	None	None	None
Peter C. Marshall	None	None	None	None	$50,001-$100,000	None
Marilyn McCoy	Over $100,000	None	None	None	Over $100,000	None
William G. Morton, Jr.	None	None	None	None	None	None
Robert A. Oden, Jr.	None	None	None	$50,001-$100,000	None	$50,001-$100,000
Fergus Reid, III	None	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None	None
James J. Schonbachler	None	None	None	$10,001-$50,000	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	$10,001-$50,000	None	None	None	None

Part I - 26

Name of Trustee	Ownership of Large Cap Value Fund	Ownership of Market Expansion Index Fund	Ownership of Multi-Cap Market Neutral Fund	Ownership of Small Cap Growth Fund	Ownership of Small Cap Value Fund

Independent Trustees
William J. Armstrong	None	None	None	None	None
Roland R. Eppley, Jr.	None	None	None	None	None
John F. Finn	None	None	None	None	None
Dr. Matthew Goldstein	None	None	$10,001-$50,000	None	None
Robert J. Higgins	None	None	None	None	None
Peter C. Marshall	None	None	None	None	None
Marilyn McCoy	None	None	None	Over $100,000	Over $100,000
William G. Morton, Jr.	None	None	None	None	None
Robert A. Oden, Jr.	None	None	None	None	None
Fergus Reid, III	None	None	None	None	None
Frederick W. Ruebeck	None	None	None	None	None
James J. Schonbachler	None	None	None	None	None
Interested Trustee
Leonard M. Spalding, Jr.	None	None	None	None	None

Name of Trustee	Ownership of Growth Advantage Fund	Ownership of Mid Cap Value Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies(1)(2)

Independent Trustees
William J. Armstrong	None	None	Over $100,000
Roland R. Eppley, Jr.	None	None	Over $100,000
John F. Finn	None	None	Over $100,000
Dr. Matthew Goldstein	None	$10,001-$50,000	Over $100,000
Robert J. Higgins	None	None	Over $100,000
Peter C. Marshall	None	None	Over $100,000
Marilyn McCoy	None	None	Over $100,000
William G. Morton, Jr.	None	None	Over $100,000
Robert A. Oden, Jr.	None	None	Over $100,000
Fergus Reid, III	None	None	Over $100,000
Frederick W. Ruebeck	None	None	Over $100,000
James J. Schonbachler	None	None	Over $100,000
Interested Trustee
Leonard M. Spalding, Jr.	None	None	Over $100,000

(1)

A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies ( 145 Funds).

(2)

For Mr. Spalding, this amount includes deferred compensation balances, as of December 31, 2007 through participation in the JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances, as of December 31, 2007 through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Fund and One Group Investment Trust, or JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees.

          As of December 31, 2007, none of the independent Trustees or their immediate family members owned securities of the Advisers or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisers or JPMDS.

Trustee Compensation

          The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $220,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $198,000 and the Vice Chairman $66,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $44,000 and $33,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

Part I - 27

          Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2007, is set forth below:

	Independent Trustees

FUNDS	William J. Armstrong	Roland R. Eppley, Jr.*	John F. Finn		Dr. Matthew Goldstein	Robert J. Higgins		Peter C. Marshall	Marilyn McCoy

Capital Growth Fund	$778	$606	$606		$695	$695		$827	$778
Disciplined Equity Fund	313	244	244		280	280		333	313
Diversified Fund	469	365	365		419	419		499	469
Diversified Mid Cap Growth Fund	1,096	854	854		980	980		1,166	1,096
Diversified Mid Cap Value Fund	631	491	491		564	564		671	631
Dynamic Growth Fund	—	—	—		—	—		—	—
Dynamic Small Cap Core Fund	—	—	—		—	—		—	—
Dynamic Small Cap Growth Fund	182	142	142		163	163		194	182
Equity Income Fund	234	182	182		209	209		249	234
Equity Income II Fund	184	143	143		164	164		195	184
Equity Index Fund	1,779	1,386	1,386		1,590	1,590		1,893	1,779
Growth Advantage Fund	58	45	45		52	52		62	58
Growth and Income Fund	496	386	386		443	443		528	496
Intrepid America Fund	4,784	3,726	3,726		4,275	4,275		5,090	4,784
Intrepid Growth Fund	1,670	1,300	1,300		1,492	1,492		1,776	1,670
Intrepid Plus Fund	52	41	41		47	47		56	52
Intrepid Mid Cap Fund	788	614	614		704	704		839	788
Intrepid Multi Cap Fund	28	22	22		25	25		30	28
Intrepid Value Fund	297	231	231		265	265		316	297
Intrinsic Value Fund	—	—	—		—	—		—	—
Large Cap Growth Fund	885	689	689		791	791		942	885
Large Cap Value Fund	747	582	582		667	667		795	747
Market Expansion Index Fund	577	450	450		516	516		614	577
Micro Cap Fund	18	14	14		16	16		19	18
Mid Cap Equity Fund	234	182	182		209	209		249	234
Mid Cap Value Fund	6,827	5,317	5,317		6,101	6,101		7,263	6,827
Multi-Cap Market Neutral Fund	1,741	1,356	1,356		1,556	1,556		1,852	1,741
Small Cap Core Fund	829	645	645		741	741		882	829
Small Cap Equity Fund	1,061	826	826		948	948		1,128	1,061
Small Cap Growth Fund	480	373	373		429	429		510	480
Small Cap Value Fund	766	597	597		685	685		815	766
Strategic Small Cap Value Fund	5	4	4		4	4		5	5
U.S. Equity Fund	1,250	974	974		1,117	1,117		1,330	1,250
U.S. Large Cap Core Plus Fund	850	662	662		760	760		905	850
U.S. Large Cap Value Plus Fund	—	—	—		—	—		—	—
U.S. Small Company Fund	100	77	77		89	89		106	100
Value Advantage Fund	364	283	283		325	325		387	364
Value Discovery Fund	—	—	—		—	—		—	—
Pension or Retirement Benefits as Accrued as Part of Fund Expenses	N/A	N/A	N/A		N/A	N/A		N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A	N/A		N/A	N/A		N/A	N/A
Total Compensation Paid from “Fund Complex” (1)	$215,417	167,750	—	^	192,500	—	^^	229,167	215,417

Part I - 28

	Independent Trustees						Interested Trustee

FUNDS	William G. Morton, Jr.	Robert A. Oden, Jr.		Fergus Reid, III	Frederick W. Ruebeck	James J. Schonbachler	Leonard M. Spalding, Jr.

Capital Growth Fund	$606	$606		$1,158	$695	$606	$778
Disciplined Equity Fund	244	244		466	280	244	313
Diversified Fund	365	365		699	419	365	469
Diversified Mid Cap Growth Fund	854	854		1,633	980	854	1,096
Diversified Mid Cap Value Fund	491	491		939	564	491	631
Dynamic Growth Fund	—	—		—	—	—	—
Dynamic Small Cap Core Fund	—	—		—	—	—	—
Dynamic Small Cap Growth Fund	142	142		272	163	142	182
Equity Income Fund	182	182		349	209	182	234
Equity Income II Fund	143	143		273	164	143	184
Equity Index Fund	1,386	1,386		2,650	1,590	1,386	1,779
Growth Advantage Fund	45	46		87	52	45	58
Growth and Income Fund	386	386		739	443	386	496
Intrepid America Fund	3,726	3,726		7,126	4,275	3,726	4,784
Intrepid Growth Fund	1,300	1,300		2,487	1,492	1,300	1,670
Intrepid Plus Fund	41	41		78	47	41	52
Intrepid Mid Cap Fund	614	614		1,174	704	614	788
Intrepid Multi Cap Fund	22	22		42	25	22	28
Intrepid Value Fund	231	231		442	265	231	297
Intrinsic Value Fund	—	—		—	—	—	—
Large Cap Growth Fund	689	689		1,318	791	689	885
Large Cap Value Fund	582	582		1,112	667	582	747
Market Expansion Index Fund	450	450		860	516	450	577
Micro Cap Fund	14	14		27	16	14	18
Mid Cap Equity Fund	182	182		348	209	182	234
Mid Cap Value Fund	5,317	5,317		10,168	6,101	5,317	6,827
Multi-Cap Market Neutral Fund	1,356	1,356		2,593	1,556	1,356	1,741
Small Cap Core Fund	645	645		1,234	741	645	829
Small Cap Equity Fund	826	826		1,580	948	826	1,061
Small Cap Growth Fund	373	373		714	429	373	480
Small Cap Value Fund	597	597		1,141	685	597	766
Strategic Small Cap Value Fund	4	4		7	4	4	5
U.S. Equity Fund	974	974		1,862	1,117	974	1,250
U.S. Large Cap Core Plus Fund	662	662		1,267	760	662	850
U.S. Large Cap Value Plus Fund	—	—		—	—	—	—
U.S. Small Company Fund	77	78		148	89	77	100
Value Advantage Fund	283	283		542	325	283	364
Value Discovery Fund	—	—		—	—	—	—
Pension or Retirement Benefits as Accrued as Part of Fund Expenses	N/A	N/A		N/A	N/A	N/A	N/A
Estimated Annual Benefits Upon Retirement	N/A	N/A		N/A	N/A	N/A	N/A
Total Compensation Paid from “Fund Complex”(1)	167,750	117,425	^^^	320,833	192,500	167,750	215,417

(1)

A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment

Part I - 29

adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies ( 145 Funds).

*	Roland R. Eppley Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

^	Does not include $167,750 of Deferred Compensation.

^^	Does not include $192,500 of Deferred Compensation.

^^^	Does not include $50,325 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

          During the fiscal years ended June 30, 2006, 2007 and 2008, the JPMT II Funds paid the following investment advisory fees to JPMIA, and JPMIA waived investment advisory fees as follows (the amounts waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

ADVISORY FEES
(in 000’s)

	Fiscal Year Ended June 30,

	2006		2007		2008
Funds	Paid	Waived	Paid	Waived	Paid	Waived

Diversified Mid Cap Growth Fund	$10,813	$—	$8,655	$—	$7,967	—
Diversified Mid Cap Value Fund	7,741	—	5,533	—	3,220	—
Equity Income Fund	1,546	—	1,136	—	1,105	—
Equity Index Fund	862	(4,052)	1,014	(4,351)	1,001	(4,003)
Intrepid Mid Cap Fund	5,688	—	6,033	—	5,426	—
Large Cap Growth Fund	7,682	—	5,664	—	4,981	—
Large Cap Value Fund	4,634	(88)	3,926	—	2,794	—
Market Expansion Index Fund	1,322	(323)	1,713	—	1,647	—
Multi-Cap Market Neutral Fund	18,120	(2,473)	23,085	(3,088)	17,193	(2,287)
Small Cap Growth Fund	3,978	—	3,710	—	3,501	(19)
Small Cap Value Fund	5,751	—	6,050	—	4,971	(27)

          The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

Part I - 30

	Fiscal Year Ended 6/30/2006[1]		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Capital Growth Fund	$1,594	$(96)	$3,539	$—	$3,948	$—
Disciplined Equity Fund	581	(92)	1,235	(26)	586	(68)
Diversified Fund	904	(760)	2,148	(992)	2,147	(805)
Dynamic Growth Fund[2]	N/A	N/A	N/A	N/A	—	(10)
Dynamic Small Cap Core Fund[2]	N/A	N/A	N/A	N/A	—	(10)
Dynamic Small Cap Growth Fund	472	(185)	504	(852)	751	(683)
Growth Advantage Fund	109	(106)	404	(66)	1,697	(37)
Growth and Income Fund	1,057	(100)	2,390	—	2,119	—
Intrepid America Fund	12,357	—	34,855	—	30,549	—
Intrepid Growth Fund	3,364	(33)	10,607	—	15,617	—
Intrepid Plus Fund[3]	135	(60)	671	(106)	648	(159)
Intrepid Multi Cap Fund	6	(64)	103	(76)	143	(66)
Intrepid Value Fund	77	(82)	1,244	(258)	2,572	(247)
Intrinsic Value Fund[4]	N/A	N/A	N/A	N/A	—	(6)
Micro Cap Fund	—	(34)	87	(97)	105	(151)
Mid Cap Equity Fund	951	—	1,908	—	1,456	—
Mid Cap Value Fund	18,797	(4,695)	46,079	(6,066)	38,178	(8,598)
Small Cap Core Fund	3,606	—	6,653	(207)	4,912	(20)
Small Cap Equity Fund	1,863	(169)	4,807	(1,838)	7,129	(1,368)
Strategic Small Cap Value Fund[5]	—	(17)	—	(54)	—	(93)
U.S. Equity Fund	3,177	(109)	5,806	(164)	6,051	—
U.S. Large Cap Core Plus Fund[6]	1	(177)	2,738	(1,781)	17,570	(8,309)
U.S. Large Cap Value Plus Fund[2]	N/A	N/A	N/A	N/A	—	(19)
U.S. Small Company Fund	424	(35)	806	(10)	283	(149)
Value Advantage Fund	168	(272)	1,687	(460)	2,511	(531)
Value Discovery Fund[7]	N/A	N/A	N/A	N/A	—	(13)

1	The Funds’ fiscal year end (except for the Intrepid Plus Fund, the Strategic Small Cap Value Fund and the U.S. Large Cap Core Plus Fund) changed from December 31 to June 30.

2	The Fund commenced operations on 11/30/ 07.

3	The Fund commenced operations on 1/31/06.

4	The Fund commenced operations on 2 / 28 / 08.

5	The Fund commenced operations on 2/28/ 06.

6	The Fund commenced operations on 11 / 1 /05 . The Fund’s fiscal year end changed from October 31 to June 30.

7	The Fund commenced operations on 9/ 28/0 7 .

          The table below sets forth the investment fees paid to or accrued by the following Fund to JPMIM (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended October 31,		Fiscal Year Ended June 30,		Fiscal Year Ended June 30,

	2006		2007		2008

	Paid	Waived	Paid	Waived	Paid	Waived

Equity Income II Fund(1)	$2,028	$(10)	$679	$—	$450	$(7)

1	The Fund ’s fiscal year end changed from October 31 to June 30.

          For a more complete discussion, see the “Investment Advisers” section in Part II of this SAI

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

          The following table shows information regarding all of the other accounts managed by each portfolio manager as of June 30, 2008:

	Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Capital Growth Fund
Timothy Parton	4	1,732	0	0	2	39
Christopher Jones	13	4,808	2	168	2	39
Disciplined Equity Fund
Terance Chen	5	265	6	907	7	5,095

Part I - 31

	Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Raffaele Zingone	8	1,766	2	1,103	9	6,231
Diversified Fund
Anne Lester	11	1,107	9	1,969	32	2,090
Patrik Jakobson	13	1,388	0	0	21	3,737
Michael Fredericks	0	0	0	0	0	0
Silvio Tarca	10	7,016	9	3,826	14	585
Thomas Luddy	5	5,085	7	3,293	34	2,409
Scott Grimshaw	6	3,226	0	0	37	2,689
William Eigen *	0	0	0	0	0	0
Diversified Mid Cap Growth Fund
Christopher Jones	13	4,742	2	168	2	39
Timothy Parton	4	1,666	0	0	2	39
Diversified Mid Cap Value Fund
Jonathan Simon	15	8,543	3	1,056	28	2,468
Lawrence E. Playford	9	7,406	0	0	25	2,367
Gloria Fu	9	7,406	0	0	25	2,367
Dynamic Growth Fund
Christopher Jones	13	5,766	2	168	2	39
Greg Luttrell	0	0	0	0	0	0
Dynamic Small Cap Core Fund
Christopher Jones	13	5,766	2	168	2	39
Gary Schnierow	1	20	0	0	0	0
Dynamic Small Cap Growth Fund
Eytan Shapiro	2	483	3	123	1	122
Christopher Jones	13	5,570	2	168	2	39
Equity Income Fund
Jonathan Simon	15	8,664	3	1,056	28	2,468
Clare Hart	2	490	1	51	3	101
Equity Income II Fund
Jonathan Simon	15	8,798	3	1,056	28	2,468
Clare Hart	2	624	1	51	3	101
Equity Index Fund
Bala Iyer	9	9,423	5	1,089	30	1,052
Michael Loeffler	8	8,303	2	900	26	904
Growth Advantage Fund
Christopher Jones	13	5,280	2	168	2	39
Timothy Parton	4	2,204	0	0	2	39
Growth and Income Fund
Jonathan Simon	15	8,410	3	1,056	28	2,468
Clare Hart	2	235	1	51	3	101
Intrepid America Fund
Christopher Blum	19	5,549	5	463	9	324
Silvio Tarca	10	3,630	9	3,826	14	585
Robert Weller	10	3,630	9	3,826	14	585

Part I - 32

	Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Jason Alonzo	9	3,541	9	3,826	14	585
Intrepid Growth Fund
Christopher Blum	19	6,794	5	463	9	324
Silvio Tarca	10	4,875	9	3,826	14	585
Robert Weller	10	4,875	9	3,826	14	585
Jason Alonzo	9	4,786	9	3,826	14	585
Intrepid Plus Fund
Christopher Blum	19	8,961	5	463	9	324
Silvio Tarca	10	7,041	9	3,826	14	585
Robert Weller	10	4,875	9	3,826	14	585
Jason Alonzo	9	6,953	9	3,826	14	585
Intrepid Mid Cap Fund
Christopher Blum	19	8,839	5	463	9	324
Silvio Tarca	10	6,443	9	3,826	14	585
Robert Weller	10	6,443	9	3,826	14	585
Jason Alonzo	9	6,355	9	3,826	14	585
Intrepid Multi Cap Fund
Christopher Blum	19	9,002	5	463	9	325
Silvio Tarca	10	7,083	9	3,826	14	585
Robert Weller	10	7,083	9	3,826	14	585
Jason Alonzo	9	6,994	9	3,826	14	585
Intrepid Value Fund
Christopher Blum	19	8,658	5	463	9	325
Silvio Tarca	10	6,739	9	3,826	14	585
Robert Weller	10	6,739	9	3,826	14	585
Jason Alonzo	9	6,650	9	3,826	14	585
Intrinsic Value Fund
Alan Gutmann	6	2,331	1	94	4	119
Large Cap Growth Fund
Giri Devulapally	0	0	1	25	0	0
Christopher Jones	13	4,850	2	168	2	39
Large Cap Value Fund
Alan Gutmann	6	1,751	1	94	4	119
Market Expansion Index Fund
Bala Iyer	9	10,673	5	1,089	30	1,052
Michael Loeffler	8	9,553	2	900	26	904
Micro Cap Fund
Christopher Jones	13	5,749	2	168	2	39
Gary Schnierow	1	3	0	0	0	0
Mid Cap Equity Fund
Jonathan Simon	15	8,660	3	1,056	28	2,468
Christopher Jones	13	5,580	2	168	2	39
Mid Cap Value Fund
Jonathan Simon	15	2,985	3	1,056	28	2,468
Lawrence Playford	9	1,849	0	0	25	2,367
Gloria Fu	9	1,849	0	0	25	2,367

Part I - 33

	Non-Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Multi-Cap Market Neutral Fund
Bala Iyer	9	10,139	5	1,089	30	1,052
Small Cap Core Fund
Christopher Blum	19	8,466	5	463	9	324
Dennis Ruhl	13	1,587	5	463	9	324
Small Cap Equity Fund
Glenn Gawronski	1	168	1	21	0	0
Christopher Jones	13	4,578	2	168	2	39
Don San Jose	0	0	0	0	0	0
Small Cap Growth Fund
Eytan Shapiro	2	233	3	123	1	122
Christopher Jones	13	4,578	2	168	2	39
Small Cap Value Fund
Christopher Blum	19	8,425	5	463	9	324
Dennis Ruhl	13	1,587	5	463	9	324
Strategic Small Cap Value Fund
Christopher Jones	13	5,769	2	168	2	39
James Adler	0	0	2	31	0	0
U.S. Equity Fund
Thomas Luddy	5	3,772	7	3,293	34	2,409
Susan Bao	2	3,607	0	0	22	262
Jacqueline Flake	1	157	0	0	0	0
U.S. Large Cap Core Plus Fund
Thomas Luddy	5	1,731	7	3,293	34	2,409
Susan Bao	2	1,566	0	0	22	262
U.S. Large Cap Value Plus Fund
Alan Gutmann	6	2,107	1	94	4	119
U.S. Small Company Fund
Christopher Blum	19	8,974	5	463	9	324
Dennis Ruhl	13	2,096	5	463	9	324
Value Advantage Fund
Jonathan Simon	15	8,443	3	1,056	28	2,468
Lawrence Playford	9	7,307	0	0	25	2,367
Gloria Fu	9	7,307	0	0	25	2,367
Value Discovery Fund
Brian Green	0	0	1	552	6	68
Robert Jacob	0	0	0	0	6	68

* As of June 30, 2008, Mr. Eigen did not serve as portfolio manager for other accounts.

          The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of June 30, 2008.

Part I - 34

	Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Capital Growth Fund
Timothy Parton	0	0	0	0	0	0
Christopher Jones	0	0	1	88	0	0
Disciplined Equity Fund
Terance Chen	0	0	0	0	4	1,930
Raffaele Zingone	0	0	0	0	2	3,228
Diversified Fund
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0
Michael Fredericks	0	0	0	0	0	0
Silvio Tarca	0	0	0	0	0	0
Thomas Luddy	0	0	0	0	0	0
Scott Grimshaw	0	0	0	0	0	0
William Eigen *	0	0	0	0	0	0
Diversified Mid Cap Growth Fund
Christopher Jones	0	0	1	88	0	0
Timothy Parton	0	0	0	0	0	0
Diversified Mid Cap Value Fund
Jonathan Simon	0	0	0	0	0	0
Lawrence Playford	0	0	0	0	0	0
Gloria Fu	0	0	0	0	0	0
Dynamic Growth Fund
Christopher Jones	0	0	1	88	0	0
Greg Luttrell	0	0	0	0	0	0
Dynamic Small Cap Core Fund
Christopher Jones	0	0	1	88	0	0
Gary Schnierow	0	0	0	0	0	0
Dynamic Small Cap Growth Fund
Eytan Shapiro	0	0	0	0	0	0
Christopher Jones	0	0	1	88	0	0
Equity Income Fund
Jonathan Simon	0	0	0	0	0	0
Clare Hart	0	0	0	0	0	0
Equity Income II Fund
Jonathan Simon	0	0	0	0	0	0
Clare Hart	0	0	0	0	0	0
Equity Index Fund
Bala Iyer	0	0	1	472	0	0
Michael Loeffler	0	0	0	0	0	0
Growth Advantage Fund
Christopher Jones	0	0	1	88	0	0
Timothy Parton	0	0	0	0	0	0
Growth and Income Fund
Jonathan Simon	0	0	0	0	0	0
Clare Hart	0	0	0	0	0	0
Intrepid America Fund
Christopher Blum	0	0	1	11	2	62
Silvio Tarca	0	0	0	0	0	0
Robert Weller	0	0	0	0	0	0

Part I - 35

	Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Jason Alonzo	0	0	0	0	0	0
Intrepid Growth Fund
Christopher Blum	0	0	1	11	2	62
Silvio Tarca	0	0	0	0	0	0
Robert Weller	0	0	0	0	0	0
Jason Alonzo	0	0	0	0	0	0
Intrepid Plus Fund
Christopher Blum	0	0	1	11	2	62
Silvio Tarca	0	0	0	0	0	0
Robert Weller	0	0	0	0	0	0
Jason Alonzo	0	0	0	0	0	0
Intrepid Mid Cap Fund
Christopher Blum	0	0	1	11	2	62
Silvio Tarca	0	0	0	0	0	0
Robert Weller	0	0	0	0	0	0
Jason Alonzo	0	0	0	0	0	0
Intrepid Multi Cap Fund
Christopher Blum	0	0	1	11	2	62
Silvio Tarca	0	0	0	0	0	0
Robert Weller	0	0	0	0	0	0
Jason Alonzo	0	0	0	0	0	0
Intrepid Value Fund
Christopher Blum	0	0	1	11	2	62
Silvio Tarca	0	0	0	0	0	0
Robert Weller	0	0	0	0	0	0
Jason Alonzo	0	0	0	0	0	0
Intrinsic Value Fund
Alan Gutmann	0	0	0	0	0	0
Large Cap Growth Fund
Giri Devulapally	0	0	0	0	0	0
Christopher Jones	0	0	1	88	0	0
Large Cap Value Fund
Alan Gutmann	0	0	0	0	0	0
Market Expansion Index Fund
Bala Iyer	0	0	1	472	0	0
Michael Loeffler	0	0	1	472	0	0
Micro Cap Fund
Christopher Jones	0	0	1	88	0	0
Gary Schnierow	0	0	0	0	0	0
Mid Cap Equity Fund
Jonathan Simon	0	0	0	0	0	0
Christopher Jones	0	0	1	88	0	0
Mid Cap Value Fund
Jonathan Simon	0	0	0	0	0	0
Lawrence Playford	0	0	0	0	0	0
Gloria Fu	0	0	0	0	0	0

Part I - 36

	Performance Based Fee Advisory Accounts

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Multi-Cap Market Neutral Fund
Bala Iyer	0	0	1	472	0	0
Small Cap Core Fund
Christopher Blum	0	0	1	11	2	62
Dennis Ruhl	0	0	1	11	2	62
Small Cap Equity Fund
Glenn Gawronski	0	0	0	0	0	0
Christopher Jones	0	0	1	88	0	0
Don San Jose	0	0	0	0	0	0
Small Cap Growth Fund
Eytan Shapiro	0	0	0	0	0	0
Christopher Jones	0	0	1	88	0	0
Small Cap Value Fund
Christopher Blum	0	0	1	11	2	62
Dennis Ruhl	0	0	1	11	2	62
Strategic Small Cap Value Fund
Christopher Jones	0	0	1	88	0	0
James Adler	0	0	0	0	0	0
U.S. Equity Fund
Thomas Luddy	0	0	0	0	0	0
Susan Bao	0	0	0	0	0	0
Jacqueline Flake	0	0	0	0	0	0
U.S. Large Cap Core Plus Fund
Thomas Luddy	0	0	0	0	0	0
Susan Bao	0	0	0	0	0	0
U.S. Large Cap Value Plus Fund
Alan Gutmann	0	0	0	0	0	0
U.S. Small Company Fund
Christopher Blum	0	0	1	11	2	62
Dennis Ruhl	0	0	1	11	2	62
Value Advantage Fund
Jonathan Simon	0	0	0	0	0	0
Lawrence Playford	0	0	0	0	0	0
Gloria Fu	0	0	0	0	0	0
Value Discovery Fund
Brian Green	0	0	0	0	0	0
Robert Jacob	0	0	0	0	0	0

* As of June 30, 2008, Mr. Eigen did not serve as portfolio manager for other accounts.

Portfolio Managers’ Ownership of Securities

          The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager, as of June 30, 2008.

Part I - 37

Aggregate Dollar Range of Securities in the Fund

	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

Capital Growth Fund
Timothy Parton					X
Christopher Jones					X
Disciplined Equity Fund
Terance Chen		X
Raffaele Zingone				X
Diversified Fund
Anne Lester			X
Patrik Jakobson				X
Michael Fredericks	X
Silvio Tarca	X
Thomas Luddy	X
Scott Grimshaw	X
William Eigen	X
Diversified Mid Cap Growth Fund
Christopher Jones					X
Timothy Parton					X
Diversified Mid Cap Value Fund
Jonathan Simon	X
Lawrence Playford	X
Gloria Fu	X
Dynamic Growth Fund
Christopher Jones	X
Greg Luttrell	X
Dynamic Small Cap Core Fund
Christopher Jones	X
Gary Schnierow	X
Dynamic Small Cap Growth Fund
Eytan Shapiro			X
Christopher Jones	X
Equity Income Fund
Jonathan Simon	X
Clare Hart		X
Equity Income II Fund
Jonathan Simon	X
Clare Hart	X
Equity Index Fund
Bala Iyer				X
Michael Loeffler		X
Growth Advantage Fund
Timothy Parton					X
Christopher Jones					X
Growth and Income Fund
Jonathan Simon	X
Clare Hart		X
Intrepid America Fund
Christopher Blum			X
Silvio Tarca			X
Robert Weller				X

Part I - 38

Aggregate Dollar Range of Securities in the Fund

	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

Jason Alonzo			X
Intrepid Growth Fund
Christopher Blum	X
Silvio Tarca				X
Robert Weller				X
Jason Alonzo		X
Intrepid Mid Cap Fund
Christopher Blum	X
Silvio Tarca			X
Robert Weller		X
Jason Alonzo	X
Intrepid Multi Cap Fund
Christopher Blum	X
Silvio Tarca				X
Robert Weller				X
Jason Alonzo			X
Intrepid Plus Fund
Christopher Blum	X
Silvio Tarca				X
Robert Weller	X
Jason Alonzo			X
Intrepid Value Fund
Christopher Blum	X
Silvio Tarca				X
Robert Weller				X
Jason Alonzo			X
Intrinsic Value Fund
Alan Gutmann	X
Large Cap Growth Fund
Giri Devulapally						X
Christopher Jones				X
Large Cap Value Fund
Alan Gutmann	X
Market Expansion Index Fund
Bala Iyer			X
Michael Loeffler		X
Micro Cap Fund
Christopher Jones						X
Gary Schnierow			X
Mid Cap Equity Fund
Jonathan Simon	X
Christopher Jones	X
Mid Cap Value Fund
Jonathan Simon							X
Larry Playford				X
Gloria Fu			X
Multi-Cap Market Neutral Fund
Bala Iyer					X
Small Cap Core Fund

Part I - 39

Aggregate Dollar Range of Securities in the Fund

	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	over $1,000,000

Christopher Blum			X
Dennis Ruhl			X
Small Cap Equity Fund
Glenn Gawronski					X
Christopher Jones						X
Don San Jose				X
Small Cap Growth Fund
Eytan Shapiro					X
Christopher Jones				X
Small Cap Value Fund
Christopher Blum			X
Dennis Ruhl			X
Strategic Small Cap Value Fund
Christopher Jones			X
James Adler		X
U.S. Equity Fund
Thomas Luddy						X
Susan Bao				X
Jacqueline Flake				X
U.S. Large Cap Core Plus Fund
Thomas Luddy							X
Susan Bao				X
U.S. Large Cap Value Plus Fund
Alan Gutmann				X
U.S. Small Company Fund
Christopher Blum			X
Dennis Ruhl			X
Value Advantage Fund
Jonathan Simon							X
Lawrence Playford			X
Gloria Fu			X
Value Discovery Fund
Brian Green	X
Robert Jacob	X

          For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

ADMINISTRATOR

Administrator Fees

          The tables below set forth the administration and administrative services fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

	Fiscal Year Ended 06/30/2006[1]		Fiscal Year Ended 06/30/2007		Fiscal Year Ended 06/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Capital Growth Fund	$431	$—	$889	$—	$984	$—
Disciplined Equity Fund	111	(164)	216	(292)	141	(120)
Diversified Fund	253	(56)	512	(62)	420	(115)

Part I - 40

	Fiscal Year Ended 06/30/2006[1]		Fiscal Year Ended 06/30/2007		Fiscal Year Ended 06/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Dynamic Growth Fund[2]	N/A	N/A	N/A	N/A	—	(2)
Dynamic Small Cap Core Fund[2]	N/A	N/A	N/A	N/A	—	(2)
Dynamic Small Cap Growth Fund	69	(34)	142	(68)	154	(66)
Growth Advantage Fund	24	(10)	58	(15)	265	(4)
Growth and Income Fund	296	—	600	—	528	—
Intrepid America Fund	1,208	(729)	3,826	(1,561)	3,773	(901)
Intrepid Growth Fund	310	(222)	834	(804)	1,665	(732)
Intrepid Plus Fund[3]	7	(9)	41	(21)	54	(10)
Intrepid Multi Cap Fund	3	(8)	13	(15)	16	(16)
Intrepid Value Fund	23	(2)	223	(9)	183	(249)
Intrinsic Value Fund[4]	N/A	N/A	N/A	N/A	—	(1)
Micro Cap Fund	—	(3)	6	(9)	12	(8)
Mid Cap Equity Fund	122	(27)	262	(33)	194	(29)
Mid Cap Value Fund	3,180	(511)	6,473	(1,587)	4,092	(3,074)
Small Cap Core Fund	439	(126)	776	(285)	640	(114)
Small Cap Equity Fund	223	(96)	413	(613)	636	(666)
Strategic Small Cap Value Fund [5]	—	(2)	1	(5)	—	(9)
U.S. Equity Fund	578	(262)	1,286	(214)	1,459	(50)
U.S. Large Cap Core Plus Fund [6]	3	(15)	419	(34)	2,242	(355)
U.S. Large Cap Value Plus Fund [2]	N/A	N/A	N/A	N/A	—	(2)
U.S. Small Company Fund	46	(32)	65	(72)	39	(33)
Value Advantage Fund	61	(8)	273	(58)	194	(272)
Value Discovery Fund[7]	N/A	N/A	N/A	N/A	—	(2)

1	The Funds’ fiscal year end (except for the Intrepid Plus Fund, the Strategic Small Cap Value Fund and the U.S. Large Cap Core Plus Fund) changed from December 31 to June 30.

2	The Fund commenced operations on 11/30/ 07

3	The Fund commenced operations on 1/31/ 06

4	The Fund commenced operations on 2/28/ 08

5	The Fund commenced operations on 2 / 28 / 06

6	The Fund commenced operations on 11/1/05. The Fund’s fiscal year end changed from October 31 to June 30.

7	The Fund commenced operations on 9/28/ 07

	Fiscal Year Ended October 31,		Fiscal Year Ended June 30,		Fiscal Year Ended June 30,

	2006		2007		2008

	Paid	Waived	Paid	Waived	Paid	Waived

Equity Income II Fund (1)	$521	$—	$161	$(9)	$99	($14)

1	The Fund commenced operations on 2/28/05. The Fund’s fiscal year end changed from October 31 to June 30.

	Fiscal Year Ended 6/30/2006		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 06/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Diversified Mid Cap Growth Fund	$1,344	$(379)	$1,338	$—	$1,185	$(35)
Diversified Mid Cap Value Fund	1,045	(190)	845	(11)	240	(252)
Equity Income Fund	384	(17)	280	(5)	272	(3)
Equity Index Fund	589	(1,444)	1,429	(728)	711	(1,285)
Intrepid Mid Cap Fund	814	(91)	702	(230)	512	(319)
Large Cap Growth Fund	1,367	(226)	1,139	—	976	(17)

Part I - 41

	Fiscal Year Ended 6/30/2006		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 06/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Large Cap Value Fund	937	(286)	987	—	691	(5)
Market Expansion Index Fund	678	(3)	689	—	657	—
Multi-Cap Market Neutral Fund	1,359	(344)	1,830	(274)	1,199	(350)
Small Cap Growth Fund	429	(205)	497	(77)	378	(161)
Small Cap Value Fund	896	(20)	858	(77)	434	(332)

          For a more complete discussion, see the “Administrator” section in Part II of this SAI.

DISTRIBUTOR

Compensation Paid to JPMDS

          The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended June 30, 2008.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Capital Growth Fund	16,334.71	18,227.54	5,249.61	1,614,674.86
Disciplined Equity Fund	1,272.05	—	—	4,102.25
Diversified Fund	6,535.50	39,676.36	767.19	811,441.07
Diversified Mid Cap Growth Fund	18,031.57	67,508.93	1,208.73	2,106,363.60
Diversified Mid Cap Value Fund	3,471.26	51,556.10	1,449.54	902,456.62
Dynamic Growth Fund	—	—	—	541.96
Dynamic Small Cap Core Fund	—	—	—	520.50
Dynamic Small Cap Growth Fund	3,190.63	8,728.82	873.86	975,367.73
Equity Income Fund	15,232.28	33,165.16	359.76	606,904.51
Equity Income II Fund	—	—	—	—
Equity Index Fund	157,127.40	128,480.31	(191.28)	2,971,865.29
Growth Advantage Fund	39,745.66	4,929.46	130.53	244,188.48
Growth and Income Fund	16,397.33	30,103.53	6,296.37	1,402,359.97
Intrepid America Fund	63,223.67	17,489.44	4.75	546,077.76
Intrepid Growth Fund	38,144.15	15,872.28	(60.26)	654,119.36
Intrepid Plus Fund	830.64	624.45	—	6,641.07
Intrepid Mid Cap Fund	118,913.22	26,332.27	82.27	1,005,257.98
Intrepid Multi Cap Fund	8,615.53	3,264.43	—	76,384.79
Intrepid Value Fund	34,845.91	34,631.85	4.75	1,035,534.44
Intrinsic Value Fund	—	—	—	167.06
Large Cap Growth Fund	24,551.78	64,313.80	1,269.31	1,375,428.54
Large Cap Value Fund	7,166.24	18,790.58	145.08	213,997.15
Market Expansion Index Fund	8,094.14	32,710.60	273.36	491,964.82
Micro Cap Fund	—	—	—	4,613.91
Mid Cap Equity Fund	—	—	—	—
Mid Cap Value Fund	12,655.32	623,658.71	1,693.20	14,654,410.34
Multi-Cap Market Neutral Fund	4,904.51	129,006.99	—	1,498,456.03
Small Cap Core Fund	—	—	—	—
Small Cap Equity Fund	12,139.28	86,129.52	(461.72)	1,750,832.66

Part I - 42

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Small Cap Growth Fund	21,940.91	19,527.82	987.99	589,487.25
Small Cap Value Fund	75,229.31	66,096.85	694.34	935,657.00
Strategic Small Cap Value Fund	404.96	7.73	—	5,952.55
U.S. Equity Fund	10,087.35	15,811.25	4,252.77	542,724.51
U.S. Large Cap Core Plus Fund	70,247.05	12,521.87	7,454.05	236,290.34
U.S. Large Cap Value Plus Fund	67.61	—	—	753.91
U.S. Small Company Fund	—	52.10	—	296.03
Value Advantage Fund	50,405.81	75,885.61	31.25	2,138,568.68
Value Discovery Fund	—	—	—	666.97

          The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended June 30, 2008 was $839,806.

          For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Distribution Fees

          The tables below set forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. or JPMDS, as applicable, with respect to the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended[1] 6/30/2006		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Capital Growth Fund
Class A Shares	$601	$—	$1,251	$—	$1,287	$—
Class B Shares	123	—	177	—	135	—
Class C Shares	73	—	167	—	193	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Disciplined Equity Fund
Class A Shares	1	—	3	—	4	—
Diversified Fund
Class A Shares	180	—	368	—	376	—
Class B Shares	447	—	684	—	401	—
Class C Shares	18	—	35	—	34	—
Dynamic Growth Fund[2]
Class A Shares	N/A	N/A	N/A	N/A	^	—
Class C Shares	N/A	N/A	N/A	N/A	^	—
Dynamic Small Cap Core Fund[2]
Class A Shares	N/A	N/A	N/A	N/A	^	—
Class C Shares	N/A	N/A	N/A	N/A	^	—
Dynamic Small Cap Growth Fund
Class A Shares	103	—	205	—	222	—
Class B Shares	162	—	268	—	244	—
Class C Shares	188	—	463	—	509	—
Growth Advantage Fund
Class A Shares	81	—	144	—	158	—
Class B Shares	5	—	10	—	23	—
Class C Shares	^	—	^	—	62	—
Growth and Income Fund
Class A Shares	669	—	1,402	—	1,247	—

Part I - 43

	Fiscal Year Ended[1] 6/30/2006		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Class B Shares	129	—	189	—	123	—
Class C Shares	21	—	40	—	33	—
Intrepid America Fund
Class A Shares	36	—	229	—	316	—
Class C Shares	22	—	166	—	230	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Intrepid Growth Fund
Class A Shares	13	—	107	—	301	—
Class C Shares	19	—	145	—	353	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Intrepid Plus Fund[3]
Class A Shares	1	—	1	—	2	—
Class C Shares	1	—	4	—	4	—
Intrepid Multi Cap Fund
Class A Shares	3	—	19	—	33	—
Class C Shares	2	—	22	—	44	—
Intrepid Value Fund
Class A Shares	12	—	274	—	510	—
Class C Shares	12	—	261	—	525	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Intrinsic Value Fund[4]
Class A Shares	N/A	N/A	N/A	N/A	^	—
Class C Shares	N/A	N/A	N/A	N/A	^	—
Micro Cap Fund
Class A Shares	1	—	1	—	1	—
Class C Shares	2	—	4	—	4	—
Mid Cap Value Fund
Class A Shares	3,683	—	8,603	—	8,127	—
Class B Shares	878	—	1,769	—	1,502	—
Class C Shares	3,054	—	6,025	—	5,026	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Small Cap Equity Fund
Class A Shares	317	—	931	—	1,143	—
Class B Shares	75	—	193	—	193	—
Class C Shares	64	—	284	—	415	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Strategic Small Cap Value Fund [5]
Class A Shares	^	—	1	—	2	—
Class C Shares	2	—	4	—	4	—
U.S. Equity Fund
Class A Shares	183	—	352	—	338	—
Class B Shares	120	—	190	—	136	—
Class C Shares	37	—	70	—	69	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
U.S. Large Cap Core Plus Fund [6]
Class A Shares	1	—	2	—	115	—
Class C Shares	3	—	4	—	121	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
U.S. Large Cap Value Plus Fund [2]
Class A Shares	N/A	N/A	N/A	N/A	^	—

Part I - 44

	Fiscal Year Ended[1] 6/30/2006		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Class C Shares	N/A	N/A	N/A	N/A	1	—
U.S. Small Company Fund[7]
Class A Shares	N/A	N/A	N/A	N/A	^	—
Class C Shares	N/A	N/A	N/A	N/A	^	—
Value Advantage Fund
Class A Shares	77	—	330	—	450	—
Class C Shares	260	—	1,209	—	1,689	—
Value Discovery Fund [8]
Class A Shares	N/A	N/A	N/A	N/A	^	—
Class C Shares	N/A	N/A	N/A	N/A	1	—

^ Amount rounds to less than $1,000.

* Class R2 Shares have not launched as of the date of this SAI. Therefore, the Fund has not paid any distribution fees for the period shown.

1 The Funds’ fiscal year end changed (except for the Intrepid Plus Fund, the Strategic Small Cap Value Fund and the U.S. Large Cap Core Plus Fund) from December 31 to June 30.

2 The Fund commenced operations on 11/30/07.

3 The Fund commenced operations on 1/31/06.

4 The Fund commenced operations on 2/28/ 08.

5 The Fund commenced operations on 2 / 28 / 06.

6 The Fund commenced operations on 11/1/05. The Fund’s fiscal year end changed from October 31 to June 30.

7 Class A Shares and Class C Shares commenced operations on 11/1/07.

8 The Fund commenced operations on 9 / 28 /07.

	Fiscal Year Ended 6/30/2006		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Diversified Mid Cap Growth Fund
Class A Shares	$1,130	$—	$1,120	$—	$1,098	$—
Class B Shares	1,366	—	1,034	—	756	—
Class C Shares	349	—	300	—	253	—
Diversified Mid Cap Value Fund
Class A Shares	636	—	567	—	422	—
Class B Shares	500	—	432	—	317	—
Class C Shares	264	—	233	—	164	—
Equity Income Fund
Class A Shares	304	—	337	—	409	—
Class B Shares	348	—	234	—	153	—
Class C Shares	54	—	53	—	45	—
Equity Index Fund
Class A Shares	1,074	—	1,331	—	1,561	—
Class B Shares	1,604	—	1,163	—	783	—
Class C Shares	681	—	648	—	628	—
Intrepid Mid Cap Fund
Class A Shares	369	—	490	—	535	—
Class B Shares	140	—	207	—	203	—
Class C Shares	107	—	224	—	267	—
Large Cap Growth Fund
Class A Shares	572	—	526	—	615	—
Class B Shares	1,479	—	1,030	—	663	—
Class C Shares	91	—	84	—	97	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Large Cap Value Fund

Part I - 45

	Fiscal Year Ended 6/30/2006		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Class A Shares	124	—	114	—	101	—
Class B Shares	147	—	118	—	83	—
Class C Shares	40	—	37	—	29	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Market Expansion Index Fund
Class A Shares	178	—	194	—	178	—
Class B Shares	220	—	205	—	161	—
Class C Shares	165	—	172	—	153	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Multi-Cap Market Neutral Fund
Class A Shares	499	—	504	—	328	—
Class B Shares	233	—	197	—	152	—
Class C Shares	1,736	—	1,432	—	1,018	—
Small Cap Growth Fund
Class A Shares	221	—	230	—	301	—
Class B Shares	208	—	164	—	135	—
Class C Shares	112	—	132	—	154	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Small Cap Value Fund
Class A Shares	396	—	463	—	441	—
Class B Shares	262	—	256	—	190	—
Class C Shares	345	—	382	—	305	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A

* Class R2 Shares have not launched as of the date of this SAI. Therefore, the Fund has not paid any distribution fees for the period shown.

          For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

          Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing shareholder services and other related services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders):

Select Class, Class A, Class B, Class C and Class R2	0.25%
Institutional Class	0.10%
Class R5	0.05%

          The tables below set forth the fees paid or accrued to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

	Fiscal Year Ended 6/30/2006[1]		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Capital Growth Fund
Class A Shares	$601	—	$1215	$—	$1,287	$—
Class B Shares	41	—	59	—	45	—
Class C Shares	24	—	56	—	64	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	390	—	882	—	1,071	—

Part I - 46

	Fiscal Year Ended 6/30/2006[1]		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Disciplined Equity Fund
Class A Shares	1	—	3	—	4	—
Institutional Class Shares	127	—	176	—	102	—
Select Class Shares	173	—	490	—	78	—
Ultra Shares	—	—	—	—	—	—
Diversified Fund
Class A Shares	173	(7)	353	(15)	361	(15)
Class B Shares	149	—	228	—	134	—
Class C Shares	6	—	11	—	11	—
Institutional Class Shares	—	(116)	—	(226)	—	(238)
Select Class Shares	127	(5)	245	(10)	218	(9)
Dynamic Growth Fund[2]
Class A Shares	N/A	N/A	N/A	N/A	—	^
Class C Shares	N/A	N/A	N/A	N/A	—	^
Class R5 Shares	N/A	N/A	N/A	N/A	—	^
Select Class Shares	N/A	N/A	N/A	N/A	3	(1)
Dynamic Small Cap Core Fund[2]
Class A Shares	N/A	N/A	N/A	N/A	—	^
Class C Shares	N/A	N/A	N/A	N/A	—	^
Class R5 Shares	N/A	N/A	N/A	N/A	—	^
Select Class Shares	N/A	N/A	N/A	N/A	3	(1)
Dynamic Small Cap Growth Fund
Class A Shares	62	(41)	123	(82)	133	(89)
Class B Shares	54	—	89	—	81	—
Class C Shares	63	—	154	—	170	—
Select Class Shares	—	(33)	1	(72)	—	(78)
Growth Advantage Fund
Class A Shares	16	(65)	29	(115)	106	(52)
Class B Shares	2	—	3	—	8	—
Class C Shares	^	—	^	—	21	—
Select Class Shares	^	—	6	(27)	435	(45)
Growth and Income Fund
Class A Shares	669	—	1,402	—	1,247	—
Class B Shares	43	—	63	—	41	—
Class C Shares	7	—	13	—	11	—
Select Class Shares	2	(2)	14	(2)	25	(1)
Intrepid America Fund
Class A Shares	36	—	229	—	301	(15)
Class C Shares	7	—	55	—	73	(4)
Class R5 Shares	^	—	20	—	40	(17)
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	4,709	—	13,020	—	10,612	(460)
Intrepid Growth Fund
Class A Shares	13	—	107	—	278	(23)
Class C Shares	6	—	49	—	109	(9)
Class R5 Shares	^	—	30	—	47	(32)
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	1,287	—	3,775	—	4,809	(382)
Intrepid Multi Cap Fund
Class A Shares	—	(3)	—	(19)	1	(32)

Part I - 47

	Fiscal Year Ended 6/30/2006[1]		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Class C Shares	—	(1)	—	(7)	—	(15)
Select Class Shares	1	(22)	—	(43)	—	(33)
Intrepid Plus Fund[3]
Class A Shares	—	(1)	—	(1)	1	(1)
Class C Shares	^	—	—	(1)	—	(1)
Select Class Shares	—	(38)	53	(100)	94	(64)
Intrepid Value Fund
Class A Shares	6	(6)	219	(55)	407	(103)
Class C Shares	2	(2)	69	(18)	140	(35)
Class R5 Shares	^	—	—	(8)	—	(10)
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	13	(32)	142	(35)	278	(69)
Intrinsic Value Fund[4]
Class A Shares	N/A	N/A	N/A	N/A	—	^
Class C Shares	N/A	N/A	N/A	N/A	—	^
Class R5 Shares	N/A	N/A	N/A	N/A	—	^
Select Class Shares	N/A	N/A	N/A	N/A	1	(1)
Micro Cap Fund
Class A Shares	—	(1)	—	(1)	1	—
Class C Shares	—	(1)	—	(1)	1	—
Select Class Shares	—	(5)	18	(16)	28	(21)
Mid Cap Equity Fund
Select Class Shares	132	(234)	225	(509)	116	(444)
Mid Cap Value Fund
Class A Shares	3,683	—	8,603	—	8,126	—
Class B Shares	293	—	590	—	501	—
Class C Shares	1,018	—	2,008	—	1,675	—
Class R2 Shares *	N/A	N/A	N/A	N/A	N/A	N/A
Institutional Class Shares	—	(989)	—	(2,291)	—	(2,155)
Select Class Shares	1,568	—	3,127	—	2,300	—
Small Cap Core Fund
Select Class Shares	170	(1,217)	186	(2,452)	—	(1,897)
Small Cap Equity Fund
Class A Shares	317	—	931	—	1,143	—
Class B Shares	25	—	64	—	64	—
Class C Shares	21	—	95	—	138	—
Class R5 Shares	^	—	—	(5)	—	(10)
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	119	(299)	1,154	(288)	1,500	(375)
Strategic Small Cap Value Fund [5]
Class A Shares	^	—	—	(1)	1	(1)
Class C Shares	^	—	—	(1)	1	—
Select Class Shares	—	(4)	—	(11)	7	(3)
Class R5 Shares	N/A	N/A	N/A	N/A	—	(2)
U.S. Equity Fund
Class A Shares	163	(20)	316	(36)	322	(16)
Class B Shares	39	(1)	62	(1)	45	—
Class C Shares	12	—	23	^	23	—
Class R5 Shares	^	—	3	(7)	23	(17)
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Institutional Class Shares	68	(40)	159	(87)	205	(57)
Select Class Shares	1,319	(229)	2,255	(370)	2,301	(221)

Part I - 48

	Fiscal Year Ended 6/30/2006[1]		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

U.S. Large Cap Core Plus Fund[6]
Class A Shares	—	(1)	2	^	92	(23)
Class C Shares	—	(1)	1	^	32	(8)
Class R5 Shares	^	—	—	(11)	—	(26)
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	20	(22)	858	(215)	4,947	(1,237)
U.S. Large Cap Value Plus Fund[2]
Class A Shares	N/A	N/A	N/A	N/A	—	^
Class C Shares	N/A	N/A	N/A	N/A	—	^
Class R5 Shares	N/A	N/A	N/A	N/A	—	^
Select Class Shares	N/A	N/A	N/A	N/A	3	(1)
U.S. Small Company Fund
Class A Shares[7]	N/A	N/A	N/A	N/A	—	^
Class C Shares[7]	N/A	N/A	N/A	N/A	—	^
Institutional Class Shares	—	(25)	—	(49)	3	(20)
Select Class Shares	92	(36)	157	(61)	96	(26)
Value Advantage Fund
Class A Shares	77	—	330	—	450	—
Class C Shares	87	—	403	—	563	—
Institutional Class Shares	^	—	—	(11)	—	(21)
Select Class Shares	5	—	64	—	104	—
Value Discovery Fund[8]
Class A Shares	N/A	N/A	N/A	N/A	—	^
Class C Shares	N/A	N/A	N/A	N/A	—	^
Class R5 Shares	N/A	N/A	N/A	N/A	—	^
Select Class Shares	N/A	N/A	N/A	N/A	4	(1)

^	Amount rounds to less than $1,000.

*	Class R2 Shares have not launched as of the date of this SAI. Therefore, the Fund has not paid any shareholder servicing fees for the period shown.

[1]	The Funds’ fiscal year end changed (except for the Intrepid Plus Fund, the Strategic Small Cap Value Fund and the U.S. Large Cap Core Plus Fund) from December 31 to June 30.

2	The Fund commenced operations on 11/30/07.

3	The Fund commenced operations on 1/31/06.

4	The Fund commenced operations on 2/28/08.

5	The Fund commenced operations on 2/28/06. Class R5 Shares of the Fund were launched on 7/31/08.

6	The Fund commenced operations on 11/1/05. The Fund’s fiscal year end changed from October 31 to June 30.

7	Class A and Class C Shares commenced operations on 11/1/07.

8	The Fund commenced operations on 9/28/07.

	Fiscal Year Ended October 31,		Fiscal Year Ended June 30,		Fiscal Year Ended June 30,

	2006		2007[1]		2008

	Paid	Waived	Paid	Waived	Paid	Waived

Equity Income II Fund	$1,274	$—	$425	$—	$252	$(34)

1	The Fund’s fiscal year end changed from October 31 to June 30.

	Fiscal Year Ended 6/30/2006		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Diversified Mid Cap Growth Fund
Class A Shares	$476	$(654)	$576	$(544)	$491	$(607)

Part I - 49

	Fiscal Year Ended 6/30/2006		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Class B Shares	445	—	345	—	252	—
Class C Shares	117	—	100	—	84	—
Select Class Shares	1,012	(1,403)	899	(840)	725	(898)
Diversified Mid Cap Value Fund
Class A Shares	378	(258)	335	(232)	253	(169)
Class B Shares	167	—	144	—	105	—
Class C Shares	88	—	77	—	54	—
Select Class Shares	1,223	(834)	785	(544)	390	(260)
Equity Income Fund
Class A Shares	288	(16)	337	—	409	—
Class B Shares	116	—	78	—	51	—
Class C Shares	18	—	18	—	15	—
Select Class Shares	425	(103)	233	(44)	185	(31)
Equity Index Fund
Class A Shares	—	(1,074)	—	(1,331)	—	(1,561)
Class B Shares	535	—	388	—	261	—
Class C Shares	227	—	216	—	209	—
Select Class Shares	—	(3,077)	—	(3,431)	—	(2,972)
Intrepid Mid Cap Fund
Class A Shares	223	(146)	310	(180)	342	(193)
Class B Shares	47	—	69	—	68	—
Class C Shares	36	—	75	—	89	—
Select Class Shares	1,005	(662)	1,001	(586)	848	(477)
Large Cap Growth Fund
Class A Shares	459	(113)	479	(47)	541	(74)
Class B Shares	471	(22)	342	(1)	216	(5)
Class C Shares	28	(2)	28	^	31	(1)
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	2,161	(534)	1,745	(172)	1,411	(202)
Large Cap Value Fund
Class A Shares	123	(1)	113	(1)	101	—
Class B Shares	48	(1)	39	^	28	—
Class C Shares	14	—	12	^	10	—
Class R5 Shares	^	—	11	—	17	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	2,685	(30)	2,192	(14)	1,509	(6)
Market Expansion Index Fund
Class A Shares	8	(170)	9	(185)	8	(170)
Class B Shares	73	—	68	—	54	—
Class C Shares	55	—	57	—	51	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	57	(1,282)	64	(1,330)	63	(1,301)
Multi-Cap Market Neutral Fund
Class A Shares	—	(499)	—	(504)	—	(328)
Class B Shares	78	—	66	—	51	—
Class C Shares	579	—	477	—	339	—
Select Class Shares	—	(2,963)	—	(4,188)	—	(3,178)
Small Cap Growth Fund
Class A Shares	132	(89)	141	(89)	181	(120)
Class B Shares	70	—	55	—	45	—

Part I - 50

	Fiscal Year Ended 6/30/2006		Fiscal Year Ended 6/30/2007		Fiscal Year Ended 6/30/2008

Fund	Paid	Waived	Paid	Waived	Paid	Waived

Class C Shares	37	—	44	—	51	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	—	(56)	581	(366)	—	(81)
Institutional Class Shares	637	(425)	4	(56)	453	(302)
Small Cap Value Fund
Class A Shares	228	(168)	276	(187)	247	(194)
Class B Shares	87	—	86	—	63	—
Class C Shares	115	—	127	—	102	—
Class R5 Shares	^	—	3	—	5	—
Class R2 Shares*	N/A	N/A	N/A	N/A	N/A	N/A
Select Class Shares	853	(626)	884	(594)	657	(517)

^	Amount rounds to less than $1,000.

*	Class R2 Shares have not launched as of the date of this SAI. Therefore, the Fund has not paid any shareholder servicing fees for the period shown.

          For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

          The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

Fund	Fiscal Year Ended 6/30/2006[1]	Fiscal Year Ended 6/30/2007	Fiscal Year Ended 6/30/2008

Capital Growth Fund
Total Brokerage Commissions	$948	$1,793	$1,320
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Disciplined Equity Fund
Total Brokerage Commissions	274	611	273
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Diversified Fund
Total Brokerage Commissions	594	489	622
Brokerage Commissions to Affiliated Broker-Dealers	^	^	—
Dynamic Growth Fund [2]
Total Brokerage Commissions	N/A	N/A	2
Brokerage Commissions to Affiliated Broker-Dealers	N/A	N/A	—
Dynamic Small Cap Core Fund [2]
Total Brokerage Commissions	N/A	N/A	12
Brokerage Commissions to Affiliated Broker-Dealers	N/A	N/A	—
Dynamic Small Cap Growth Fund
Total Brokerage Commissions	352	673	535
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Growth Advantage Fund
Total Brokerage Commissions	102	202	660
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

Part I - 51

Fund	Fiscal Year Ended 6/30/2006[1]	Fiscal Year Ended 6/30/2007	Fiscal Year Ended 6/30/2008

Growth and Income Fund
Total Brokerage Commissions	178	476	611
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Intrepid America Fund
Total Brokerage Commissions	2,716	5,995	6,496
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Intrepid Growth Fund
Total Brokerage Commissions	1,165	2,897	3,579
Brokerage Commissions to Affiliated Broker-Dealers			2
Intrepid Multi Cap Fund
Total Brokerage Commissions	21	40	48
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Intrepid Plus Fund [3]
Total Brokerage Commissions	101	211	183
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Intrepid Value Fund
Total Brokerage Commissions	41	357	404
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Intrinsic Value Fund [4]
Total Brokerage Commissions	N/A	N/A	6
Brokerage Commissions to Affiliated Broker-Dealers	N/A	N/A	—
Micro Cap Fund
Total Brokerage Commissions	9	58	108
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Mid Cap Equity Fund
Total Brokerage Commissions	209	420	270
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Mid Cap Value Fund
Total Brokerage Commissions	2,063	5,386	4,580
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Small Cap Core Fund
Total Brokerage Commissions	637	897	774
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Small Cap Equity Fund
Total Brokerage Commissions	367	837	1,328
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Strategic Small Cap Value Fund [5]
Total Brokerage Commissions	7	18	49

Part I - 52

Fund	Fiscal Year Ended 6/30/2006[1]	Fiscal Year Ended 6/30/2007	Fiscal Year Ended 6/30/2008

Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
U.S. Equity Fund
Total Brokerage Commissions	1,984	3,003	2,563
Brokerage Commissions to Affiliated Broker-Dealers	9	^	—
U.S. Large Cap Core Plus Fund [6]
Total Brokerage Commissions	112	2,695	10,678
Brokerage Commissions to Affiliated Broker-Dealers	—	^	—
U.S. Large Cap Value Plus Fund [2]
Total Brokerage Commissions	N/A	N/A	9
Brokerage Commissions to Affiliated Broker-Dealers	N/A	N/A	—
U.S. Small Company Fund
Total Brokerage Commissions	92	150	233
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Value Advantage Fund
Total Brokerage Commissions	142	499	823
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Value Discovery Fund [7]
Total Brokerage Commissions	N/A	N/A	3
Brokerage Commissions to Affiliated Broker-Dealers	N/A	N/A	—

^	Amount rounds to less than $1,000.

1	The Funds’ fiscal year end changed (except for Intrepid Plus Fund, Strategic Small Cap Value Fund and U.S. Large Cap Core Plus Fund) from December 31 to June 30.

2	The Fund commenced operations on 11/30/07.

3	The Fund commenced operations on 1/31/06.

4	The Fund commenced operations on 2/28/08 .

5	The Fund commenced operations on 2/28/06.

6	The Fund commenced operations on 11/1/05. The Fund’s fiscal year end changed from October 31 to June 30.

7	The Fund commenced operations on 9 /28/ 07.

	Fiscal Year Ended 10/31/06	Fiscal Year Ended 6/30/ 07 [1]	Fiscal Year Ended 6/30/08

Equity Income II Fund
Total Brokerage Commissions	$604	$288	$116
Brokerage Commissions to Affiliated Broker-Dealers	64	—	—

1	The Fund’s fiscal year end changed from October 31 to June 30.

          In the fiscal years ended June 30, 2006, 2007 and 2008, each of the Funds of the Trust that paid brokerage commissions and the amounts paid for each year were as follows (amounts in thousands):

Fund	Fiscal Year Ended 6/30/2006	Fiscal Year Ended 6/30/2007	Fiscal Year Ended 6/30/2008

Diversified Mid Cap Growth Fund
Total Brokerage Commissions	$3,620	$2,837	$1,651
Brokerage Commissions to Affiliated Broker-Dealers	—	—	^

Part I - 53

Fund	Fiscal Year Ended 6/30/2006	Fiscal Year Ended 6/30/2007	Fiscal Year Ended 6/30/2008

Diversified Mid Cap Value Fund
Total Brokerage Commissions	1,262	860	720
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Equity Income Fund
Total Brokerage Commissions	271	141	212
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Equity Index Fund
Total Brokerage Commissions	199	292	227
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Intrepid Mid Cap Fund
Total Brokerage Commissions	1,569	1,374	1,244
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Large Cap Growth Fund
Total Brokerage Commissions	1,550	848	592
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Large Cap Value Fund
Total Brokerage Commissions	1,867	1,546	1,122
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Market Expansion Index Fund
Total Brokerage Commissions	485	391	617
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Multi-Cap Market Neutral Fund
Total Brokerage Commissions	2,444	75	3,526
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Small Cap Growth Fund
Total Brokerage Commissions	1,557	1,281	939
Brokerage Commissions to Affiliated Broker-Dealers	—	—	—
Small Cap Value Fund
Total Brokerage Commissions	1,040	698	633

Part I - 54

Fund	Fiscal Year Ended 6/30/2006	Fiscal Year Ended 6/30/2007	Fiscal Year Ended 6/30/2008

Brokerage Commissions to Affiliated Broker-Dealers	—	—	—

^	Amount rounds to less than $1,000.

          For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

Broker Research

          For the fiscal year ended June 30, 2008, the Advisers allocated brokerage commissions to brokers who provided broker research for the Funds as follows:

Fund	Amount
Capital Growth Fund	$948,001
Disciplined Equity Fund	207,202
Diversified Fund	482,499
Diversified Mid Cap Growth Fund	1,191,911
Diversified Mid Cap Value Fund	434,667
Dynamic Growth Fund	1,208
Dynamic Small Cap Core Fund	6,758
Dynamic Small Cap Growth Fund	382,911
Equity Income Fund	175,558
Equity Income II Fund	77,260
Equity Index Fund	175,559
Growth Advantage Fund	451,847
Growth and Income Fund	441,347
Intrepid America Fund	4,748,723
Intrepid Growth Fund	2,230,713
Intrepid Plus Fund	119,038
Intrepid Mid Cap Fund	819,815
Intrepid Multi Cap Fund	36,093
Intrepid Value Fund	265,351
Intrinsic Value Fund	4,353
Large Cap Growth Fund	432,212
Large Cap Value Fund	883,711
Market Expansion Index Fund	486,994
Micro Cap Fund	60,999
Mid Cap Equity Fund	173,065
Mid Cap Value Fund	2,819,348
Multi-Cap Market Neutral Fund	2,023,106
Small Cap Core Fund	261,011
Small Cap Equity Fund	815,339
Small Cap Growth Fund	606,588
Small Cap Value Fund	501,707
Strategic Small Cap Value Fund	27,774
U.S. Equity Fund	2,080,162
U.S. Large Cap Core Plus Fund	8,451,273
U.S. Large Cap Value Plus Fund	4,722
U.S. Small Company Fund	174,068
Value Discovery Fund	2,240

Securities of Regular Broker-Dealers

          As of June 30, 2008, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):

Part I - 55

Fund	Name of Broker-Dealer	Value of Securities Owned

JPMORGAN TRUST I

Capital Growth Fund	Barclays Capital Inc.	13,422
	Citigroup Global Markets Inc.	10,000
	Deutsche Bank AG	10,000
	Merrill Lynch & Co. Inc.	5,000

Disciplined Equity Fund	Bank of America Corporation	3,084
	Barclays Capital Inc.	127
	Citigroup Global Markets Inc.	1,420
	Goldman Sachs and Company	1,714
	Lehman Brothers Inc.	356
	Merrill Lynch & Co. Inc.	960

Diversified Fund	Banc of America Securities LLC	388
	Bank of America Corporation	3,153
	Barclays Capital Inc.	235
	Bear Stearns & Co. Inc.*	145
	Citigroup Global Markets Inc.	3,439
	Credit Suisse First Boston LLC	2,366
	Deutsche Bank AG	203
	Goldman Sachs and Company	3,465
	HSBC Securities Inc.	2,476
	Lehman Brothers Inc.	1,168
	Merrill Lynch & Co. Inc.	1,302
	Royal Bank of Scotland Group	363
	UBS Financial Services Inc.	241

Dynamic Growth Fund	Goldman Sachs and Company	74,333

Dynamic Small Cap Core Fund	N/A	—

Dynamic Small Cap Growth Fund	Banc of America Securities LLC	5,000
	Barclays Capital Inc.	5,920
	Citigroup Global Markets Inc.	6,500
	Deutsche Bank AG	5,000

Equity Income II Fund	Bank of America Corporation	383
	Citigroup Global Markets, Inc.	461

Growth and Income Fund	Banc of America Securities LLC	360
	Bank of America Corporation	4,905
	Barclays Capital Inc.	357
	Citigroup Global Markets Inc.	4,813
	Deutsche Bank AG	360
	UBS Financial Services Inc.	360

Intrepid America Fund	Bank of America Corporation	20,910
	Citigroup Global Markets Inc.	5,886
	Goldman Sachs and Company	37,446
	Lehman Brothers Inc.	3,271

Intrepid Growth Fund	N/A	—

Intrepid Plus Fund	Bank of America Corporation	449
	Citigroup Global Markets Inc.	130
	Goldman Sachs and Company	367
	Lehman Brothers Inc.	56

Intrepid Multi Cap Fund	Bank of America Corporation	163
	Goldman Sachs and Company	183

Intrepid Value Fund	Bank of America Corporation	8,690

Part I - 56

Fund	Name of Broker-Dealer	Value of Securities Owned

	Citigroup Global Markets Inc.	3,496
	Goldman Sachs and Company	5,702
	Lehman Brothers Inc.	723

Intrinsic Value Fund	N/A	—

Micro Cap Fund	NA	—

Mid Cap Equity Fund	Banc of America Securities LLC	2,000
	Barclays Capital Inc.	2,768
	Citigroup Global Markets Inc.	2,000
	Deutsche Bank AG	2,000
	Merrill Lynch & Co. Inc.	3,000
	UBS Financial Services Inc.	2,000

Small Cap Core Fund	Barclays Capital Inc.	5,740
	Goldman Sachs and Company	13,000
	Merrill Lynch & Co. Inc.	15,000

Small Cap Equity Fund	Barclays Capital Inc.	24,353
	Citigroup Global Markets Inc.	8,000
	Deutsche Bank AG	20,000
	Merrill Lynch & Co. Inc.	10,000

Strategic Small Cap Value Fund	NA	—

U.S. Equity Fund	Banc of America Securities LLC	2,250
	Bank of America Corporation	22,147
	Barclays Capital Inc.	223
	Citigroup Global Markets Inc.	12,150
	Deutsche Bank AG	2,250
	Goldman Sachs and Company	18,806
	Lehman Brothers Inc.	1,284
	Merrill Lynch & Co. Inc.	5,105

U.S. Large Cap Core Plus Fund	Bank of America Corporation	53,379
	Citigroup Global Markets Inc.	27,035
	Goldman Sachs and Company	55,990
	Lehman Brothers Inc.	3,228
	Merrill Lynch & Co. Inc.	11,625

U.S. Large Cap Value Plus Fund	Bank of America Corporation	95,838
	Citigroup Global Markets Inc.	78,856
	Goldman Sachs and Company	33,231
	Lehman Brothers Inc.	14,659
	Merrill Lynch & Co. Inc.	16,648

U.S. Small Company Fund	Banc of America Securities LLC	1,600
	Barclays Capital Inc.	1,187
	Citigroup Global Markets Inc.	2,000
	Deutsche Bank AG	1,600

Value Advantage Fund	N/A	—

Value Discovery Fund	Bank of America Corporation	35,924
	Citigroup Global Markets Inc.	30,336
	Merrill Lynch & Co. Inc.	7,928

JPMORGAN TRUST II
Diversified Mid Cap Growth Fund	Barclays Capital Inc.	7,828
	Merrill Lynch & Co. Inc.	10,000

Part I - 57

Fund	Name of Broker-Dealer	Value of Securities Owned

Diversified Mid Cap Value Fund	Barclays Capital Inc.	263

Equity Income Fund	Banc of America Securities LLC	900
	Bank of America Corporation	1,358
	Bank of Scotland Group	235
	Barclays Capital Inc.	479
	Citigroup Global Markets Inc.	2,551
	Deutsche Bank AG	900
	UBS Financial Services Inc.	900

Equity Index Fund	Banc of America Securities LLC	4,750
	Bank of America Corporation	17,251
	Bank of Scotland Group	4,224
	Barclays Capital Inc.	2,139
	Citigroup Global Markets Inc.	14,809
	Goldman Sachs and Company	11,191
	JPMorgan Securities Inc.	19,228
	Lehman Brothers Inc.	2,240
	Merrill Lynch & Co. Inc.	7,071

Intrepid Mid Cap Fund	Barclays Capital Inc.	6,330
	Deutsche Bank AG	5,000

Large Cap Growth Fund	Barclays Capital Inc.	376
	Goldman Sachs and Company	15,890

Large Cap Value Fund	Bank of America Corporation	16,299
	Bank of Scotland Group	739
	Barclays Capital Inc.	1,979
	Citigroup Global Markets Inc.	12,523
	Deutsche Bank AG	1,500
	Goldman Sachs and Company	5,597
	Lehman Brothers Inc.	2,496
	Merrill Lynch & Co. Inc.	2,679

Market Expansion Index Fund	Banc of America Securities LLC	7,500
	Bank of Scotland Group	583
	Barclays Capital Inc.	10,852
	Deutsche Bank AG	7,500
	Goldman Sachs and Company	5,000
	Merrill Lynch & Co. Inc.	5,000

Multi-Cap Market Neutral Fund	Bank of America Corporation	1,802
	Citigroup Global Markets Inc.	2,390
	Merrill Lynch & Co. Inc.	825

Small Cap Growth Fund	Bank of Scotland Group	7,698
	Barclays Capital Inc.	636
	Goldman Sachs and Company	3,000
	Merrill Lynch & Co. Inc.	10,000

Small Cap Value Fund	Bank of Scotland Group	1,520
	Barclays Capital Inc.	4,762
	Goldman Sachs and Company	4,000
J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
Growth Advantage Fund	Banc of America Securities LLC	4,000
	Barclays Capital Inc.	4,334
	Citigroup Global Markets Inc.	3,800
	Deutsche Bank AG	4,000
	UBS Financial Services Inc.	3,500

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
Mid Cap Value Fund	Barclays Capital Inc.	5,015
	Merrill Lynch & Co. Inc.	15,000

*	Subsequent to February 29, 2008, the Bear Stearns Companies Inc. and its affiliates became affiliated with JPMorgan Chase & Co.

Part I - 58

          For a more complete discussion, see the “Portfolio Transactions” section in Part II of this SAI.

FINANCIAL INTERMEDIARIES

Other Cash Compensation

          During the fiscal period ended June 30, 2008, JPMIM, JPMIA, and SC-R&M paid approximately $ 83,774,746, $32,017,982 and $300,982, respectively for all of the JPMorgan Funds pursuant to their other cash compensation arrangements.

          For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fee Commissions

          Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the JPMorgan Equity Funds (except as noted below), the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

          With respect to sales of the Equity Index Fund, no finder’s fee will be paid, although the Equity Index Fund is still deemed to be a Qualifying Fund for purposes of aggregating total sales. To the extent the Equity Index Fund is included in the total sales, the applicable finder’s fee will only be paid on the non-Equity Index Fund portion of the sales.

          With respect to the Market Expansion Index Fund, such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees*

$1,000,000 or more**	0.25%

*

If any defined contribution plan redeems within 12 months of the purchase date all of the shares for which a finder’s fee has been paid, JPMDS may reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

**

If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to the Market Expansion Index Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 0.25% of the sale of the Class A Shares of the Market Expansion Index Fund. The Finder’s Fee Schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

          With respect to sales of the Equity Funds (other than the Equity Index Fund and the Market Expansion Index Fund) such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees*

$1,000,000 - $3,999,999**	1.00%
$4,000,000 - $9,999,999	0.75%
$10,000,000 - $49,999,999	0.50%
$50,000,000 or more	0.25%

*

If any defined contribution plan redeems within 12 months of the purchase date all of the shares for which a finder’s fee has been paid, JPMDS may reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

Part I - 59

**

If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to an Equity Fund is less than $1,000,000, the Financial Intermediary will receive a finder’s fee equal to 1.00% of the sale of the Class A Shares of an Equity Fund. The finder’s fee schedule for other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

Finder’s Fees Paid by Advisers and Distributor

          For the fiscal year ended June 30, 2008, the Advisers and JPMDS paid approximately $ 4,223,176 in finders’ fees for all of the JPMorgan Funds.

          For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

          For Federal income tax purposes, the following Funds had capital loss carryforwards for the fiscal year ended June 30, 2008 (amounts in thousands):

Fund	Capital Loss Carryforwards	Expiration Date
Disciplined Equity Fund (a)	$30,526	6/30/2009
	198,549	6/30/2010
	44,113	6/30/2011

Remaining	$273,188

Large Cap Growth Fund ( b )	$6,513	6/30/2010
	340,984	6/30/2011
	737	6/30/2012
	897	6/30/2013

Remaining	$349,131

U.S. Equity Fund ( c )	$419	6/30/2009
	5,615	6/30/2010

Remaining	$6,034

Capital Growth Fund	$225*	6/30/2011

Remaining	$225

Growth Advantage Fund	$197,996	6/30/2009
	28,364	6/30/2010
	2,527	6/30/2011

Remaining	$228,887

Multi-Cap Market Neutral Fund	$43,987	6/30/2015
	$97,035	6/30/2016

Remaining	$141,022

Intrepid Multi Cap Fund	$756	6/30/2016

Remaining	$756

Intrepid Plus Fund	$2,299	6/30/2015
	126	6/30/2016

Remaining	$2,425

Intrepid Value Fund	$8,871	6/30/2016

Remaining	$8,871

Equity Index Fund	$41,528	6/30/2011
	12,693	6/30/2012
	17,265	6/30/2013

Remaining	71,486

Value Discovery Fund	$7	6/30/2016

Remaining	$7

Part I - 60

( a )

Includes $ 33,436 (in thousands) of losses acquired from JPMorgan SmartIndex Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381–384.

( b )

Includes $ 8,175 (in thousands) of losses acquired from JPMorgan Equity Growth Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381–384.

( c )

Includes $ 5,197 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $ 837 (in thousands) acquired from JPMorgan Focus Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Internal Revenue Code Sections 381–384.

*	Subject to limitation under Code sections 381–384.

               To the extent that these capital losses are used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

                    For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE

               A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

All Funds
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
Vickers Stock Research Corp.	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Standard & Poor’s	Monthly	30 days after month end
JPMorgan Private Bank/ JPMorgan Private Client Services	Monthly	30 days after month end
Casey, Quirk & Associates	Monthly	10 days after month end
Lipper, Inc.	Monthly	30 days after month end
JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Equity Income Fund
JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Value Fund
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund
Vestek	Monthly	30 days after month end
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Diversified Mid Cap Growth Fund
Alpha Consulting Group	Quarterly	30 days after quarter end
JPMorgan U.S. Large Cap Core Plus Fund
Aris Corporation	Quarterly	30 days after quarter end
JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Value Fund
Bear Stearns & Co. Inc.	Monthly	30 days after month end
JPMorgan U.S. Equity Fund
JPMorgan Equity Income II Fund
JPMorgan Mid Cap Value Fund
JPMorgan Intrepid America Fund
JPMorgan Small Cap Equity Fund

Part I - 61

JPMorgan Intrepid Growth Fund
Canterbury Consulting Group	Quarterly	30 days after month end
JPMorgan Disciplined Equity Fund
JPMorgan Mid Cap Value Fund
Concord Advisory	Monthly	30 days after month end
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan U.S. Large Cap Core Plus Fund
Fidelity Investments	Monthly	30 days after quarter end
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Mid Cap Value Fund
JPMorgan Intrepid America Fund
JPMorgan Market Expansion Index Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Value Fund
Fidelity Investments	Quarterly	30 days after quarter end
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Mid Cap Value Fund
Hartland & Co.	Quarterly	30 days after quarter end
JPMorgan Capital Growth Fund
JPMorgan Intrepid Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Small Cap Growth Fund
Informa Investment Solutions/Mobius	Quarterly	30 days after quarter end
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
Jeffrey Slocum & Associates, Inc.	Quarterly	30 days after quarter end
JPMorgan Intrepid America Fund
Macro Consulting	Quarterly	30 days after month end
JPMorgan Small Cap Value Fund
Macro Consulting	Monthly	30 days after month end
JPMorgan Equity Index Fund
JPMorgan Small Cap Value Fund
Mellon Analytical Solutions	Quarterly	30 days after quarter end
JPMorgan Disciplined Equity Fund
New England Pension Consultants	Quarterly	30 days after quarter end
JPMorgan U.S. Large Cap Core Plus Fund
Oppenheimer	Quarterly	30 days after quarter end
JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Mid Cap Value Fund
Prime, Buchholz & Associates, Inc.	Quarterly	30 days after quarter end
JPMorgan Disciplined Equity Fund
Rogers Casey Consulting	Quarterly	30 days after quarter end
JPMorgan Disciplined Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan U.S. Small Company Fund
Sisters of St. Joseph of Peace	Quarterly	30 days after quarter end
JPMorgan Intrepid America Fund
JPMorgan Intrepid Mid Cap Fund
Strategic Advisors, Inc.	Quarterly	30 days after month end
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Value Fund
JPMorgan Mid Cap Value Fund
JPMorgan U.S. Large Cap Core Plus Fund
Wachovia	Quarterly	30 days after quarter end
JPMorgan Mid Cap Value Fund
JPMorgan U.S. Equity Fund
Watson Wyatt Worldwide	Quarterly	30 days after quarter end
JPMorgan Intrepid Growth Fund
Watson Wyatt Worldwide	Monthly	30 days after month end

Part I - 62

JPMorgan Equity Index Fund
Wilshire	Quarterly	30 days after quarter end
JPMorgan Mid Cap Value Fund
Key Bank	Monthly	30 days after month end
UBS	Quarterly	30 days after quarter end
Callahan Associates – Johnson Controls	Quarterly	30 days after quarter end
RV Kuhns	Quarterly	30 days after quarter end
Wells Fargo	Quarterly	30 days after quarter end
JPMorgan Multi-Cap Market Neutral Fund
Lockwood Advisors	Quarterly	30 days after quarter end
UBS	Quarterly	30 days after quarter end

          For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of this SAI.

SHARE OWNERSHIP

Trustees and Officers

          As of September 30, 2008, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

Principal Holders

          As of September 30, 2008, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

JPMORGAN TRUST I
CAPITAL GROWTH FUND
CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.50%

CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2nd FL JACKSONVILLE FL 32246-6484	14.04%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2nd FL JACKSONVILLE FL 32246-6484	30.51%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	24.18%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	27.17%

SELECT CLASS SHARES	JP MORGAN CHASE 401(K) SAVINGS PLAN* ATTN STEPHEN RYAN 3 CHASE METROTECH CENTER FL 5 BROOKLYN NY 11245-0001	68.90%

Part I - 63

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	WELLS FARGO BANK NA FBO RETIREMENT PLAN SVCS PO BOX 1533 733 MARQUETTE AVE FL 5 MINNEAPOLIS MN 55480-1533	5.54%

DISCPLINED EQUITY FUND
CLASS A SHARES	JPMORGAN CHASE BANK AS AGENT FOR* FBO CLIENT ATTN FUND OPERATIONS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	8.49%

	NFS LLC FBO JPMORGAN CHASE BANK TRAD IRA R/O CUS IRA OF LOUIS FOGELSON 996 COOPER ST BUFFALO GROVE IL 60089-1216	6.75%

	NFS LLC FBO ALBERT ADES ALBERT ADES P/ADM ALBERT AND PATTI ADES TTEES 19 W 44TH ST STE 615 NEW YORK NY 10036-5900	8.17%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.97%

	MAC & CO ATTN: MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	9.46%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	11.75%

	THE BANK OF NEW YORK AS CUSTODIAN FOR AH BELLO ATTN MIKE CALLAHAN 1 WALL ST FL 12 MASTER TRUST NEW YORK NY 10286-0001	10.32%

	WELLS FARGO BANK NA FBO CASTLE & COOK, INC. SALARIED-DISB PO BOX 1533 MINNEAPOLIS MN 55480-1533	12.66%

	MAC & CO ATTN: MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	29.82%

Part I - 64

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	JPMORGAN CHASE BANK* FBO CLIENT ATTN FUND OPERATIONS 3 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	7.12%

	NFS LLC FBO BRADY CO/SAN DIEGO 401K P KEITH ESHELMAN TTEE 8100 CENTER ST LA MESA CA 91942-2925	6.06%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	45.60%

ULTRA SHARES	JPMIM AS AGENT FOR* POSTENS PENSIONS STIFTELSE ATTM JAMES GIBBONS 245 PARK AVE FL 7 NEW YORK NY 10167-0002	60.89%

	JPMIM AS AGENT FOR NOVARTIS CORP* USBA BALANCED FUND – NORTHERN TRUST MASTER TRUST ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	7.31%

	JPMIM AS AGENT FOR* THE RETIREMENT TRUST FUND FOR ST JOSEPH’S PROVINCE OF THE SISTERS OF ST JOSEPH OF PEACE ATTN F GENTIL 522 5th AVE NEW YORK NY 10036	25.79%

DIVERSIFIED FUND
CLASS A SHARES	BCO POPULAR TTEE FBO TEXACO PR INC PENSION PLAN ATTN YANIRA N AZARIO PO BOX 362708 SAN JUAN PR 00936-2708	5.54%

CLASS C SHARES	MLPF&S 4800 DEER LAKE DR EAST 2nd FL JACKSONVILLE FL 32246-6484	10.91%

	NFS LLC FEBO JASPER C HICKSON 1510 KELL BLVD WICHITA FALLS TX 76301-5126	8.89%

INSTITUTIONAL CLASS SHARES	CELTIC INSURANCE COMPANY LTD CP GALLAGHER VP C/O PROCTOR AND GAMBLE 2 PROCTOR AND GAMBLE PLAZA TE-13 CINCINATTI OH 45202-3315	21.46%

Part I - 65

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMORGAN CHASE BANK AS AGENT FOR* FBO CLIENT ATTN FUND OPERATIONS 2 OPS/3 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	33.23%

	JPMORGAN CHASE BANK FBO* BETCHEL SUPPLEMENTAL RETIREMENT PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	6.37%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	5.99%

	WESTINGHOUSE ELECTRICAL COMPANY ESBU SAVINGS PLAN STATE STREET BANK & TRUST 105 ROSEMONT AVE WESTWOOD MA 02090-2318	5.09%

	JPMIM AS AGENT FOR* CORNELL U PLAN A ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.88%

SELECT CLASS SHARES	GPC SECURITIES INC AGENT FOR JPMORGAN CHASE BANK FBO SCOTT TRACTOR CO LLC SCOTT CO PS PLAN PO BOX 105117 ATLANTA GA 30348-5117	14.44%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	10.04%

	M&I 401K PLAN TRUST ATTN RPS MGMT RPTG PO BOX 419784 KANSAS CITY MO 64141-6784	8.77%
DYNAMIC GROWTH FUND
CLASS A SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

CLASS C SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

Part I - 66

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS R5 SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

SELECT CLASS SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

DYNAMIC SMALL CAP CORE FUND
CLASS A SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

CLASS C SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

CLASS R5 SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

SELECT CLASS SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

DYNAMIC SMALL CAP GROWTH FUND
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2nd FL JACKSONVILLE FL 32246-6484	9.58%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	7.33%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	12.32%

CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2nd FL JACKSONVILLE FL 32246-6484	77.01%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	91.50%

Part I - 67

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	CITIGROUP GLOBAL MARKETS INC 333 W 34TH STREET FL 3 NEW YORK NY 10001-2402	59.14%

	CROWN EQUIPMENT CORP FBO 401K RET SAVINGS PLAN DTD QUAL RET PL & TRUST JPM/AC RET PL SRVS MNGMT RPTG TEAM PO BOX 419784 KANSAS CITY MO 64141-6784	7.56%

	JPMORGAN CHASE BANK TTEE* FBO LINDE SAVINGS AND INVESTMENT PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	15.09%

	MITSUBISHI MOTORS TTEE FBO LINDE SAVINGS AND INVESTMENT PLAN ATTN JPM/AC RPS MNGMT RPTG TEAM PO BOX 419784 KANSAS CITY MO 64114-6784	8.21%

EQUITY INCOME II FUND
SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	24.98%

	JP MORGAN CHASE BANK* FBO CLIENT ATTN SPECIAL PRODUCTS 3 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	8.31%

GROWTH AND INCOME FUND
CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.03%

CLASS C SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	7.88%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.59%

SELECT CLASS SHARES	JP MORGAN CHASE BANK* FBO CLIENT ATTN SPECIAL PRODUCTS 3 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	9.16%

Part I - 68

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

INTREPID AMERICA FUND
CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.31%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	7.55%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.28%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.04%

CLASS R5 SHARES	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	14.74%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	25.92%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	22.99%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	17.77%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.59%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2010 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.50%

Part I - 69

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN KIM CATINO/KARINA VOLVOVSKY 522 5th AVE NEW YORK NY 10036-7601	5.10%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	31.93%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	6.57%

INTREPID GROWTH FUND
CLASS A SHARES	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	23.66%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	15.06%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	6.08%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 2 JERSEY CITY NJ 07311	6.68%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.80%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25.87%

CLASS R5 SHARES	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	10.07%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	12.75%

Part I - 70

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMORGAN CHASE AS TRUSTEE* FBO ASTEC INDUSTRIES INC 401(K) RETIREMENT PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	6.69%

	JPMORGAN CHASE AS TRUSTEE* FBO ENERGY NORTHWEST 401K DEFERRED COMPENSATION PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	7.78%

	JPMORGAN CHASE AS TRUSTEE* FBO PEARSON RETIREMENT PLAN C/O JPMORGAN RETIREMENT PLAN SERVICES 9300 WARD PKWY KANSAS CITY MO 64114-3317	21.44%

	JPMORGAN CHASE BANK AS TRUSTEE* FBO BEMIS INVESTMENT INCENTIVE PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	7.09%

	JPMORGAN CHASE BANK TTEE* FBO NETWORK EQUIPMENT TECHNOLOGIES INC 401K PLAN C/O JPMORGAN RET PLAN SERVICES 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.02%

	JPMORGAN RETIREMENT PLAN SERVICES* CUST FBO JPMORGAN CHASE AS TRUSTEE FOR HITACHI EMPLOYEE 401K RETIREMENT PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	13.14%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.36%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	38.38%

INTREPID PLUS FUND
CLASS A SHARES	H&R BLOCK FINANCIAL ADVISORS DIME BUILDING 719 GRISWOLD ST STE 1700 DETROIT MI 48226-3318	6.34%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	56.26%

Part I - 71

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	9.63%

CLASS C SHARES	H&R BLOCK FINANCIAL ADVISORS DIME BUILDING 719 GRISWOLD ST STE 1700 DETROIT MI 48226-3318	9.28%

	H&R BLOCK FINANCIAL ADVISORS DIME BUILDING 719 GRISWOLD ST STE 1700 DETROIT MI 48226-3318	6.49%

	H&R BLOCK FINANCIAL ADVISORS DIME BUILDING 719 GRISWOLD ST STE 1700 DETROIT MI 48226-3318	11.70%

	LPL FINANCIAL 9785 TOWN CENTRE DR SAN DIEGO CA 92121-1968	6.65%

	LPL FINANCIAL 9785 TOWN CENTRE DR SAN DIEGO CA 92121-1968	7.72%

	NFS LLC FEBO JOSEPH P TRENTACOSTA MD 102 IRONMINE DR STATEN ISLAND NY 10304-1130	5.33%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	12.71%

SELECT CLASS SHARES	JPMIM AS AGENT FOR * JPMORGAN INVESTOR BALANCED FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	31.60%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	13.98%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	22.34%

Part I - 72

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	30.65%

INTREPID MULTI CAP FUND
CLASS A SHARES	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	19.82%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.93%

CLASS C SHARES	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.83%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21.47%

SELECT CLASS SHARES	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/0PS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	16.78%

	JPMORGAN TRUST CO OF DE* FBO CLIENT ATTN: FUND OPERATIONS 3/0PS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	42.90%

INTREPID VALUE FUND
CLASS A SHARES	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	7.95%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	6.18%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	14.45%

CLASS C SHARES	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.09%

Part I - 73

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25.17%

CLASS R5 SHARES	JPMORGAN CHASE TTEE* FBO RESCAR INC PROFIT SHARING AND 401K PLAN AND TRUST ATTN JPMORGAN RET PLAN SERVICES 9300 WARD PKWY KANSAS CITY MO 64114-3317	18.01%

	JPMORGAN CHASE TTEE* FBO RESCAR INC PROFIT SHARING AND 401K PLAN AND TRUST ATTN JPMORGAN RET PLAN SERVICES 9300 WARD PKWY KANSAS CITY MO 64114-3317	81.99%

SELECT CLASS SHARES	PRUDENTIAL INVESTMENT MANAGEMENT FBO MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT 3 GATEWAY CTR STE 11 NEWARK NJ 07102-4000	11.88%

	JPMIM AS AGENT FOR* OAKLAND UNIVERSITY ATTN ROBIN STELZER OR MANI THAIMANY 1111 POLARIS PARKWAY FL 3 COLUMBUS OH 43240-2031	9.84%

INTRINSIC VALUE FUND
CLASS A SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

CLASS C SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

CLASS R5 SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

SELECT CLASS SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

MICRO CAP FUND
CLASS A SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

CLASS C SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

Part I - 74

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST FL 11 SAN FRANCISCO CA 941014-4127	80.10%

	AMERITRADE INC FBO OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	18.74%

MID CAP EQUITY FUND
SELECT CLASS SHARES	FARMERS & MERCHANTS CO ATTN TRUST DEPT PO BOX 701 ABILENE TX 79604-0701	7.29%

	WELLS FARGO BANK NA FBO RET PLAN SVCS PO BOX 1533 MINNEAPOLIS MN 55480-1533	5.58%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	33.16%

SMALL CAP CORE FUND
CLASS A SHARES	JPMORGAN CHASE 401K SAVINGS PLAN* ATTN STEPHEN RYAN 3 METROTECH CENTER FL 5 BROOKLYN NY 11245-0001	80.73%

SMALL CAP EQUITY FUND
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	10.73%

	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139	7.08%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.14%

	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 941014-4151	10.24%

Part I - 75

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS B SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	8.08%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.33%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	11.55%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	5.19%

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	18.75%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	9.19%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.83%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	15.33%

CLASS R5 SHARES	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.15%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.25%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.24%

	JPMORGAN CHASE AS TTEE * FBO FOREST LABORATORIES INC SAVINGS & PROFIT SHARING PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	8.50%

Part I - 76

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 710027 COLUMBUS OH 43271-0001	12.09%

	MERCER TRUST CO TTEE FBO BOSCH SAVINGS INCENTIVE PLAN 1 INVESTORS WAY NORWOOD MA 02062-1599	12.57%

STRATEGIC SMALL CAP VALUE FUND
CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	9.73%

	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	69.82%

CLASS C SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	90.43%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.33%

CLASS R5 SHARES	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2010 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.68%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	13.73%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	29.31%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	18.79%

SELECT CLASS SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	98.19%

Part I - 77

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

U.S. EQUITY FUND
CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	6.24%

CLASS C SHARES	MLPF&S 4800 DEER LAKE DRIVE EAST 2ND FLOOR JACKSONVILLE FL 32246-6484	7.99%

	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	11.61%

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE AS TRUSTEE* FBO FOREST LABORATORIES INC SAVINGS AND PROFIT SHARING PLAN C/O JPMORGAN RET PLAN SERVICES 9300 WARD PKWY KANSAS CITY MO 64114-3317	22.27%

	JPMORGAN TRUST CO OF DE* FBO CLIENT ATTN: SPECIAL PRODUCTS 3 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2107	13.15%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43272-0001	50.38%

CLASS R5 SHARES	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2010 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	14.83%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	24.65%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	14.20%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	9.25%

Part I - 78

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	14.05%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	20.17%

SELECT CLASS SHARES	JPMIM AS AGENT FOR * JPMORGAN INVESTOR BALANCED FUND ATTN: KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	14.77%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN: KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	18.82%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	13.60%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN: KIM CATINO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	15.96%

U.S. LARGE CAP CORE PLUS FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 941014-4151	6.69%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST FL 3 JACKSONVILLE FL 32246-6484	5.84%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	17.26%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	9.16%

Part I - 79

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT ATTN PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	23.43%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST FL 3 JACKSONVILLE FL 32246-6484	10.65%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	11.27%

CLASS R5 SHARES	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	7.52%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	24.54%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	35.05%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	26.30%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	23.41%

U.S. LARGE CAP VALUE PLUS FUND
CLASS A SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	85.33%

	NFS LLC FBO NELLIE L MILLER 309 LOCUST DR COLORADO SPRINGS CO 80907-4349	9.27%

CLASS C SHARES	H&R BLOCK FINANCIAL ADVISORS DIME BUILDING 719 GRISWOLD ST STE 1700 DETROIT MI 48226-3318	29.08%

Part I - 80

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST FL 3 JACKSONVILLE FL 32246-6484	22.71%

	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	48.22%

CLASS R5 SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	100%

SELECT CLASS SHARES	JPMORGAN INVESTMENT MGMT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	53.93%

	JPMORGAN TRUST CO, NA* FBO CLIENT ATTN FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	30.40%

U.S. SMALL COMPANY FUND
CLASS A SHARES	NFS LLC FBO GERARDO E VA TRUJILLO PATRICIA M VICTORIA JTTEN 2717 HAMMAN WAY AURORA IL 60502-4480	9.68%

	NFS LLC FBO JPMORGAN CHASE BANK TRAD IRA R/O CUS IRA OF KEVIN D HOOKS 1685 TURTLE CREEK MILFORD MI 48380-1547	6.49%

	NFS LLC FBO JPMORGAN CHASE BANK TRAD IRA R/O CUS IRA OF MARTHA R HOOKS 1685 TURTLE CREEK MILFORD MI 48380-1547	6.14%

	NFS LLC FBO NFS/FMTC IRA R/O FBO GARY M BATES 10 URBANDALE RD VOORHEESVILLE NY 12186-9619	15.49%

	NFS LLC FBO DIANE W WILSON RICHARD A WILSON JTTEN 14186 KLINGENSMITH BLVD CARMEL IN 46033-5507	6.39%

Part I - 81

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	NFS LLC FBO RUBEN G GARCIA 13758 FIELDSHIRE TER WESTFIELD IN 46074-8251	5.64%

	RONALD K BREUER 46 CANDLEWOOD PATH DIX HILLS NY 11746-5306	21.20%

CLASS C SHARES	CLEARVIEW IRA CUST FBO BETH L SMITH 504 CRYSTAL BAY CIR SUFFOLK VA 23435-3173	15.43%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST 2ND FLR JACKSONVILLE FL 32246-6484	49.13%

	NFS LLC FBO JPMORGAN CHASE BANK TRAD IRA R/O CUS IRA OF JAMES R SULLIVAN 2050 W FOSTER AVE CHICAGO IL 60625-1205	13.55%

	CLEARVIEW IRA R/O ALLEN W WEAVER 3561 POPPY CRES VIRGINIA BEACH VA 23453-2209	19.81%

INSTITUTIONAL CLASS SHARES	JPMIM AS AGENT FOR CORNELL U PLAN A* ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	18.88%

	JPMORGAN CHASE BANK AS AGENT* FBO CLIENT ATTN SPECIAL PRODUCTS 2 OPS/3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	16.55%

	NFS LLC FBO NORTHERN TRUST CO PO BOX 92956 CHICAGO IL 60675-0001	20.46%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	37.49%

VALUE ADVANTAGE FUND
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST FL 3 JACKSONVILLE FL 32246-6484	12.29%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.44%

Part I - 82

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	9.16%

	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	7.09%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	15.76%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR EAST FL 3 JACKSONVILLE FL 32246-6484	18.79%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.23%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	7.23%

INSTITUTIONAL CLASS SHARES	PRUDENTIAL INVESTMENT MANAGEMENT FBO MUTUAL FUND CLIENTS ATTN PRUCHOICE UNIT 3 GATEWAY CTR STE 11 NEWARK NJ 07102-4000	54.35%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 941014-4151	15.32%

SELECT CLASS SHARES	NFS LLC FBO BONY CUST FOR PAS U S OPPORTUNITY FUND OF FUNDS ANTHONY CIRELLI 90 WASHINGTON ST 11th FL NEW YORK NY 10286-0001	21.79%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	7.54%

	FARMERS & MERCHANT TRUST CO ATTENTION TRUST OPERATIONS 20 S MAIN ST CHAMBERSBURG PA 17201-2202	7.95%

Part I - 83

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

VALUE DISCOVERY FUND
CLASS A SHARES	JPMORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100%

CLASS C SHARES	JPMORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100%

CLASS R5 SHARES	JPMORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100%
SELECT CLASS SHARES	JPMORGAN INVESTMENT MGMT* ATTN NANCY WILLIAMS 1111 POLARIS PKWY COLUMBUS OH 43240-2031	100%

JPMORGAN TRUST II
DIVERSIFIED MID CAP GROWTH FUND
CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	8.10%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.50%

CLASS C SHARES	KEMPER SERVICE COMPANY MASTER ACCOUNT FBO PARTICIPATING KEMFLEX PLANS ATTN: TA ACCOUNTING 7th FL 811 MAIN ST KANSAS CITY MO 64105-2005	5.96%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FBO 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	15.76%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	68.74%

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	100%

Part I - 84

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

DIVERSIFIED MID CAP VALUE FUND
CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	16.62%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.96%

	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	12.37%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	76.49%

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	100%

EQUITY INCOME FUND
CLASS C SHARES	MLPF& S 4800 DEER LAKE DR EAST 2nd FL JACKONSVILLE FL 32246-6484	6.97%

	NFS LLC FBO STEVE MERRIFIELD 3939 S MERRIFIELD RD DALLAS TX 75236-3096	8.36%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.27%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	53.47%

EQUITY INDEX FUND
CLASS A SHARES	JPMORGAN CHASE BANK CUST * FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.89%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	17.79%

SELECT CLASS SHARES	JPMORGAN RETIREMENT PLAN SERV CUST * TEXAS HEALTH RESOURCES TTEE FBO TEXAS HEALTH 401(K) RET TRUST 9300 WARD PKWY KANSAS CITY MO 64114-3317	8.38%

Part I - 85

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	49.02%

	MERCER TRUST CO TTEE FBO BOSCH SAVINGS INCENTIVE PLAN 1 INVESTORS WAY NORWOOD MA 02062-1599	5.64%

INTREPID MID CAP FUND
CLASS B SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	5.06%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	12.13%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	6.06%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	10.38%

SELECT CLASS SHARES	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN KIM CATINO/KARINA VOLVOVSKY 522 5th AVE NEW YORK NY 10036-7601	15.14%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN KIM CATINO/KARINA VOLVOVSKY 522 5th AVE NEW YORK NY 10036-7601	18.47%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	31.81%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR BALANCED FUND ATTN KIM CATINO/KARINA VOLVOVSKY 522 5th AVE NEW YORK NY 10036-7601	10.39%

Part I - 86

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	48.01%

	JPMIM AS AGENT FOR* GREATER MILWAUKEE FOUNDATION ATTN DAWN STAPLETON 1111 POLARIS PKWY FL 3 COLUMBUS OH 43240	51.99%
LARGE CAP GROWTH FUND
CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST 2nd FL JACKSONVILLE FL 32246-6484	5.74%

	KEMPER SERVICE COMPANY MASTER ACCOUNT FBO PARTICIPATING KEMFLEX PLANS ATTN: TA ACCOUNTING 7th FL 811 MAIN ST KANSAS CITY MO 64105-2005	11.22%

SELECT CLASS SHARES	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN KIM CATINO/KARINA VOLVOVSKY 522 5th AVE NEW YORK NY 10036-7601	23.55%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0002	39.63%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN KIM CATINO/KARINA VOLVOVSKY 522 5th AVE NEW YORK NY 10036-7601	25.91%

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	100%

LARGE CAP VALUE FUND
CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	7.13%

	KEMPER SERVICE COMPANY MASTER ACCOUNT FBO PARTICIPATING KEMFLEX PLANS ATTN: TA ACCOUNTING 7th FL 811 MAIN ST KANSAS CITY MO 64105-2005	9.72%

Part I - 87

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS R5 SHARES	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	27.30%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	36.03%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	25.17%

SELECT CLASS SHARES	JPMIM AS AGENT FOR * JPMORGAN INVESTOR BALANCED FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	17.44%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	29.63%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	31.66%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	12.92%

MARKET EXPANSION INDEX FUND
CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	13.77%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.96%

CLASS C SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	25.95%

Part I - 88

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	6.40%

SELECT CLASS SHARES	JPMIM AS AGENT FOR * JPMORGAN INVESTOR BALANCED FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	14.21%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	17.20%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	15.09%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	36.10%

MULTI CAP MARKET NEUTRAL FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.20%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	25.74%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	6.07%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	43.58%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.61%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.27%

Part I - 89

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	5.44%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	7.88%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.50%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	45.32%

SELECT CLASS SHARES	JPMIM AS AGENT FOR * JPMORGAN INVESTOR BALANCED FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	17.49%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	7.51%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	17.02%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	36.43%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	12.47%

SMALL CAP GROWTH FUND
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	13.54%

CLASS B SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	6.26%

Part I - 90

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	7.99%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	24.43%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	8.68%

INSTITUTIONAL CLASS SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.52%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	5.48%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	29.88%

	NATIONAL FINANCIAL SVCS LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEP 5th FLR ONE WORLD FIN CNTR 200 LIBERTY ST NEW YORK NY 10281	6.20%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	72.56%

SMALL CAP VALUE FUND
CLASS A SHARES	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	9.36%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	8.21%

CLASS B SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	8.68%

Part I - 91

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	5.27%

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	8.27%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	6.35%

	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF CUSTOMERS 4800 DEER LAKE DR EAST JACKSONVILLE FL 32246-6484	26.74%

CLASS R5 SHARES	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2010 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	8.26%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2020 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	17.08%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2030 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	24.31%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2040 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	22.38%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT INCOME FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	6.75%

	JPMIM AS AGENT FOR * JPMORGAN SMARTRETIREMENT 2015 FUND ATTN CLIENT SERVICES 245 PARK AVE FL 7 NEW YORK NY 10167-0002	16.70%

SELECT CLASS SHARES	AIG RET PLAN SERVICES COMPANY FBO AIGFSB CUSTODIAN TRUSTEE FBO BAPTIST HEALTH SO FLORIDA 403B 2929 ALLEN PKWY HOUSTON TX 77019-2118	5.12%

Part I - 92

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

	GPC AS AGENT FOR RELIANCE TRUST COMPANY FBO DEAN FOODS 401K PLAN PO BOX 79377 ATLANTA GA 30357-7377	6.42%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	9.90%

	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	49.19%

	JPMIM AS AGENT FOR * JPMORGAN INVESTOR GROWTH FUND ATTN KIM CATNO/KARINA VOLVOVSKY 522 5TH AVE NEW YORK NY 10036-7601	10.85%

ULTRA SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	49.19%

	JPMIM AS AGENT FOR* GREATER MILWAUKEE FOUNDATION ATTN DAWN STAPLETON 1111 POLARIS PKWY FL 3 COLUMBUS OH 43240	10.16%

J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
GROWTH ADVANTAGE FUND
CLASS A SHARES	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	7.37%

	CHARLES SCHWAB & CO INC FBO SCHWAB CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	38.76%

CLASS B SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	22.13%

	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	7.66%

Part I - 93

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	13.92%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.59%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	28.68%

SELECT CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	49.19%

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
CLASS A SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	6.31%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	18.10%

	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 43218-2029	5.97%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.61%

CLASS B SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	12.72%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	11.61%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	18.06%

Part I - 94

Name of Fund/Share Class	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	CITIGROUP GLOBAL MARKETS INC. HOUSE ACCOUNT ATTN: PETER BOOTH 7TH FLOOR 333 W 34TH STREET NEW YORK NY 10001-2402	20.06%

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	13.70%

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07302-2052	5.47%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	25.32%

INSTITUTIONAL CLASS SHARES	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY COVINGTON KY 41015-1987	15.30%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	20.27%

SELECT CLASS SHARES	EDWARD D JONES & CO ATTN MUTUAL FUND SHAREHOLDER ACCOUNTING 201 PROGRESS PKWY MARYLAND HTS MO 63043-3009	5.19%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	11.60%

* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a “controlling person” of such shares under the 1940 Act.

          The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

Part I - 95

FINANCIAL STATEMENTS

          The financial statements of the Trusts are incorporated by reference to this SAI. The financial statements for the fiscal year ended June 30, 2008, have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trusts, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

Part I - 96

JPMorgan Funds

STATEMENT OF ADDITIONAL INFORMATION
PART I

November 1, 2008

JPMORGAN TRUST I (“JPMT I”)

JPMorgan SmartRetirement Income Fund® (the “JPMorgan SmartRetirement Income Fund”)
JPMorgan SmartRetirement 2010 FundSM (the “JPMorgan SmartRetirement 2010 Fund”)
JPMorgan SmartRetirement 2015 FundSM (the “JPMorgan SmartRetirement 2015 Fund”)
JPMorgan SmartRetirement 2020 FundSM (the “JPMorgan SmartRetirement 2020 Fund”)
JPMorgan SmartRetirement 2025 FundSM(the “JPMorgan SmartRetirement 2025 Fund”)
JPMorgan SmartRetirement 2030 FundSM (the “JPMorgan SmartRetirement 2030 Fund”)
JPMorgan SmartRetirement 2035 FundSM (the “JPMorgan SmartRetirement 2035 Fund”)
JPMorgan SmartRetirement 2040 FundSM (the “JPMorgan SmartRetirement 2040 Fund”)
JPMorgan SmartRetirement 2045 FundSM (the “JPMorgan SmartRetirement 2045 Fund”)
JPMorgan SmartRetirement 2050 FundSM (the “JPMorgan SmartRetirement 2050 Fund”)

(each a “Fund” and collectively, the “Funds”)

          This Statement of Additional Information (“SAI”) is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds, as supplemented from time to time (the “Prospectuses”). Additionally, this SAI incorporates by reference the audited financial statements dated June 30, 200 8 included in the annual shareholder reports relating to the Funds (the “Financial Statements”). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm’s Reports, are available without charge upon request by contacting JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”), the Funds’ distributor, at 1111 Polaris Parkway, Columbus, OH 43240.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other JPMorgan Funds.

          For more information about the Funds or the Financial Statements, simply write or call:

JPMorgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 1-800-480-4111

SAI-SRF-1108

PART I

PLEASE SEE PART II OF THIS SAI FOR ITS TABLE OF CONTENTS

GENERAL

The Trust and the Funds

          The Funds are series of JPMorgan Trust I (“JPMT I”), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust dated November 5, 2004, as subsequently amended.

Share Classes

          Shares in the Funds of the Trust are generally offered in multiple classes. The following chart shows the share classes offered by each of the Funds as of the date of this SAI:

Fund	Class A	Class C	Select Class	Institutional Class	Class R2

JPMorgan SmartRetirement Income Fund	X	X	X	X	X

JPMorgan SmartRetirement 2010 Fund	X	X	X	X	X

JPMorgan SmartRetirement 2015 Fund	X	X	X	X	X

JPMorgan SmartRetirement 2020 Fund	X	X	X	X	X

JPMorgan SmartRetirement 2025 Fund	X	X	X	X	X

JPMorgan SmartRetirement 2030 Fund	X	X	X	X	X

JPMorgan SmartRetirement 2035 Fund	X	X	X	X	X

JPMorgan SmartRetirement 2040 Fund	X	X	X	X	X

JPMorgan SmartRetirement 2045 Fund	X	X	X	X	X

JPMorgan SmartRetirement 2050 Fund	X	X	X	X	X

Miscellaneous

          This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

          This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund’s current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds’ executive offices are located at 245 Park Avenue, New York, NY 10167.

          This SAI is divided into two Parts – Part I and Part II. Part I of this SAI contains information that is particular to each Fund. Part II of this SAI contains information that generally applies to the Funds and other series representing separate investment funds or portfolios of JPMT I, JPMorgan Trust II (“JPMT II”), J.P. Morgan Mutual Fund Group (“JPMMFG”), J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), and J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMG”) (each a “JPMorgan Fund,” and together with the Funds, the “JPMorgan Funds”). Throughout this SAI, JPMT I, JPMT II,

Part I - 1

JPMMFG, JPMMFIT, and JPMFMG are each referred to as a “Trust” and collectively, as the “Trusts.” Each Trust’s Board of Trustees, or Board of Directors in the case of JPMFMFG, are referred to herein as the “Board of Trustees” and each trustee or director is referred to as a “Trustee.”

          The Funds are advised by J.P. Morgan Investment Management Inc. (“JPMIM”). Certain other of the JPMorgan Funds are advised by JPMorgan Investment Advisors Inc. (“JPMIA”, formerly known as Banc One Investment Advisors Corporation) or Security Capital Research & Management Incorporated (“SC-R&M”), and/or sub-advised by JF International Management Inc. (“JFIMI”) or Highbridge Capital Management, LLC (“HCM”). JPMIM, JPMIA, SC-R&M, JFIMI and HCM are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JFIMI and HCM are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

          The Funds are “funds of funds” that invest their assets in a combination of JPMorgan equity, fixed income and short-term mutual funds (the “Underlying Funds”). In addition, the Funds may invest directly in securities and other financial instruments, including derivatives such as futures and swaps, to gain exposure to or to overweight or underweight allocations among various sectors or markets. The Underlying Funds are listed in the Prospectuses.

INVESTMENT RESTRICTIONS

          The following investment restrictions have been adopted by JPMT I with respect to the Funds. The investment restrictions listed below under the heading “Fundamental Investment Restrictions” are “fundamental” policies which, under the Investment Company Act of 1940, as amended (the “1940 Act”), may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in “Additional Information” in Part II of this SAI. All other investment policies of the Funds are non-fundamental, unless otherwise designated in the Prospectuses or herein, and may be changed by the Trustees of the Funds without shareholder approval.

          The percentage limitations contained in the restrictions below apply at the time of purchase of the securities. If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time of investment, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

          For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the U.S. Securities and Exchange Commission (“SEC”) or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Part I - 2

Fundamental Investment Restrictions

1.

The Funds may not underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

2.

The Funds may not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

3.	The Funds may not borrow money, except to the extent permitted by applicable law.

4.	The Funds may make loans to other persons in accordance with the Funds’ investment objectives and policies and to the extent permitted by applicable law.

5.

The Funds may not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

6.

The Funds may not purchase the securities of any issuer if, as a result more than 25% of a Fund’s total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry. This restriction does not apply to investments in other registered investment companies in the same “group of investment companies” as that term is defined in Section 12(d)(1)(G) of the 1940 Act, securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

7.	The Funds may not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings.

8.

The Funds may not purchase or sell real estate; however, each Fund may, to the extent consistent with its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein.

Non-Fundamental Investment Restrictions.

The investment restrictions described below are non-fundamental restrictions of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment policies provide that the Funds:

1.

May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Funds’ net assets would be in investments which are illiquid.

2.	May not purchase or sell interests in oil, gas or mineral leases.

Part I - 3

INVESTMENT PRACTICES

Investments in Underlying Funds

          The Funds’ investments are concentrated in the Underlying Funds. As a result, each Fund’s net asset value is impacted by the performance and risk of the Underlying Funds. The main risks associated with the Funds’ investments in the Underlying Funds are described in the Prospectuses. The following discusses some additional risks associated with the Funds and their investments in the Underlying Funds. For a complete discussion of the investments and risks of the Underlying Funds, including risks associated with the types of securities in which the Underlying Funds invest, please see the Prospectuses and SAI for each of the Underlying Funds, which may be obtained by calling 1-800-480-4111.

          Potential Conflicts of Interest. Because JPMIM is the adviser to the Funds and it or one of its affiliates is adviser to the Underlying Funds, it is subject to certain potential conflicts of interest when allocating the assets of the Funds among the Underlying Funds. For more information about potential conflicts of interest, see “Potential Conflicts of Interest” in Part II of this SAI.

          Credit Risk. There is risk that issuers and counterparties will not make payments on securities and repurchase agreements held by the Underlying Funds. Such default could result in losses to the Underlying Funds and to the Funds. In addition, the credit quality of securities held by an Underlying Fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of an Underlying Fund. Lower credit quality also may affect liquidity and make it difficult for the Underlying Fund to sell the security. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies or instrumentalities if not required to do so by law.

          Derivatives Risk. The Underlying Funds may utilize a variety of derivative instruments for hedging or risk management purposes or as part of their leveraging or investment strategies. Derivatives include options contracts (including options on futures contracts), futures contracts, swap agreements (including credit default swaps) and short sales. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk and management risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation, and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances. There can be no assurance that the Underlying Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. In addition, some of the Underlying Funds use derivatives to increase income or gain to the Underlying Funds. There is no assurance that such investments will achieve their objective and may result in losses to the Underlying Funds.

          The Underlying Funds will be subject to credit risk with respect to the counterparties of the derivative contracts purchased by the Underlying Funds. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract because of financial difficulties, an Underlying Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. Such Underlying Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

          Foreign Securities and Emerging Markets. Certain of the Underlying Funds may invest in certain foreign securities. An Underlying Fund’s investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation,

Part I - 4

expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Underlying Funds’ operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Underlying Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

          Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to an Underlying Fund by domestic companies.

          In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, an Underlying Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

          Since investments in foreign securities may involve foreign currencies, the value of an Underlying Fund’s assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. Certain of the Underlying Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds’ currency exposure related to foreign investments. Some of the Underlying Funds may use forward commitments for non-hedging purposes such as increasing income or gain to the Fund.

          Certain of the Underlying Funds also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Underlying Funds’ investments in those countries and the availability to an Underlying Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Underlying Funds’ investments in such countries illiquid and more volatile than investments in more developed countries, and an Underlying Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or

Part I - 5

accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

          Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

          Foreign Currency Exchange Transactions. Certain of the Underlying Funds may from time to time enter into foreign currency exchange transactions. A forward foreign currency exchange contract is an obligation by the Underlying Funds to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Funds’ securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

          Certain of the Underlying Funds may enter into foreign currency exchange transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or anticipated securities transactions. The Underlying Funds may enter into forward foreign currency contracts to increase income and gain. The Underlying Funds may also enter into forward contracts to hedge against a change in foreign currency exchange rates that would cause a decline in the value of existing investments denominated or principally traded in a foreign currency. To do this, the Underlying Funds would enter into a forward contract to sell the foreign currency in which the investment is denominated or principally traded in exchange for U.S. dollars or in exchange for another foreign currency.

          Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Underlying Funds to assume the risk of fluctuations in the value of the currency purchased against the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

          Non-Deliverable Forwards. Certain of the Underlying Funds may also invest in non-deliverable forwards (“NDFs”). Although NDFs are similar to forward foreign currency exchange contracts (which certain of the Underlying Funds are currently permitted to enter into), NDFs do not require physical delivery of the currency on the settlement date. NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuation in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Underlying Funds will typically use NDFs for hedging purposes, but may from time-to-time, use such instruments to increase income or gain. The use of NDFs for hedging

Part I - 6

or to increase income or gain may not be successful, resulting in losses to the Underlying Funds, and the cost of such strategies may reduce such Underlying Funds’ returns.

          Government Securities. Some of the Underlying Funds invest in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities (such as Government National Mortgage Association (“ Ginnie Mae ”) , Federal National Mortgage Association (“ Fannie Mae ”) or Federal Home Loan Mortgage Association (“ Freddie Mac ”) securities). Securities issued or guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac are not issued directly by the U.S. government. Ginnie Mae is a wholly-owned U.S. corporation that is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment or principal and interest on its securities. By contrast, securities issued or guaranteed by U.S. government related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

          High Yield/High Risk Securities/Junk Bonds. Certain of the Underlying Funds may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by Standard and Poor’s Corporation (“ S&P ”) and Bal or lower by Moody’s Investor Services, Inc. (“Moody’s” ). Other terms used to describe such securities include “lower rated bonds,” non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

          Greater Risk of Loss. These securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

          Sensitivity to Interest Rate and Economic Changes. The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

          Valuation Difficulties. It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on judgment than is the case with higher rated securities.

          Liquidity. There may be no established secondary or public market for investments in lower rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower rated securities at times. As a result, an Underlying Fund that invests in lower rated securities may be required to sell investments at

Part I - 7

substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

          Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

          New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on an Underlying Fund’s investments in lower rated securities.

          Interest Rate Risk. Some of the Underlying Funds primarily invest in bonds and other debt securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of these Underlying Funds’ investments generally declines. On the other hand, if rates fall, the value of the investments generally increases. Your investment will decline in value if the value of the Underlying Funds’ investments decreases. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of your investment.

          Non-Diversified. Certain of the Underlying Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non-diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a more diversified investment company.

          Real Estate Investment Trusts (REITs) and Securities of Real Estate Companies. Investments by certain of the Underlying Funds will be highly concentrated in the securities of companies in industries in the real estate sector. Although these Underlying Funds do not invest in real estate directly, they are subject to investment risks that are the same as or similar to those associated with direct ownership of real estate. As a result, the performance of these Underlying Funds is closely tied to, and affected by, regulatory, business and economic developments that impact the value of real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. When economic growth is slowing, demand for property decreases and prices may fall. Rising interest rates, which drive up mortgage and financing costs, can affect the profitability and liquidity of properties in the real estate market. Property values may also decrease because of overbuilding, extended vacancies, increase in property taxes and operating expenses, zoning laws, environmental regulations, clean-up and/or liability for environmental hazards, uninsured casualty or condemnation losses, or a general decline in neighborhood values. The Underlying Funds’ investments and your investment may decline in response to declines in property values or other adverse changes to the real estate market. The performance of the real estate securities in which the Underlying Funds invest is also largely dependent on the organization, skill and capital funding of the managers and operators of the underlying real estate.

          In addition to the risks facing real estate securities, the Underlying Funds’ investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volumes and may be more volatile than other securities.

Part I - 8

          Short Selling Risk. Some of the Underlying Funds engage in short selling. For some of the Underlying Funds, t he main investment strategy is to invest in common stocks considered to be attractive and to short sell stocks considered to be unattractive. This strategy may fail to produce the intended results. There is no guarantee that the use of long and short positions will succeed in limiting the Underlying Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other factors. The strategy used by certain of the Underlying Funds involves risks different than direct equity investments.

           When an Underlying Fund shorts a security, the Underlying Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Underlying Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Underlying Fund, which may result in a loss or gain, respectively. The Underlying Fund may not always be able to borrow a security it wants to sell short. The Underlying Fund also may be unable to close out an established short position at an acceptable price, and may have to sell long positions at disadvantageous times to cover its short positions. In addition, some of the Underlying Funds may enter into short sales of instruments such as mortgage TBAs which do not involve borrowing a security. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale. The use of short sales may result in the Underlying Funds realizing more short-term capital gains and ordinary income tax rates than they would if they did not engage in such short sales.

Direct Investments in Securities, Futures, and Other Instruments

          Although the Funds mainly invest in the Underlying Funds, to the extent permitted by applicable law or the exemptive relief obtained from the SEC, the Funds may also invest in securities and other financial instruments, including derivatives, to gain exposure to, or to overweight or underweight its investments among various sectors or markets..

          What follows is a list of some of the securities and techniques which may be utilized by the Funds only to the extent permitted under current applicable law or exemptive relief. These strategies and techniques may also be used by the Underlying Funds as discussed in the Underlying Funds’ Prospectuses and SAIs. For a more complete discussion, see the “Investment Strategies and Policies” section in Part II of this SAI and the prospectuses and SAIs of the Underlying Funds.

Part I - 9

FUND NAME	FUND CODE

JPMorgan SmartRetirement Income Fund	1
JPMorgan SmartRetirement 2010 Fund	2
JPMorgan SmartRetirement 2015 Fund	3
JPMorgan SmartRetirement 2020 Fund	4
JPMorgan SmartRetirement 2025 Fund	5
JPMorgan SmartRetirement 2030 Fund	6
JPMorgan SmartRetirement 2035 Fund	7
JPMorgan SmartRetirement 2040 Fund	8
JPMorgan SmartRetirement 2045 Fund	9
JPMorgan SmartRetirement 2050 Fund	10

Instrument	Fund Code	Part II Section Reference

Adjustable Rate Mortgage Loans (“ARMs”): Loans in a mortgage pool which provide for a fixed initial mortgage interest rate for a specified period of time, after which the rate may be subject to periodic adjustments.

	1-10	Mortgage-Related Securities

Asset-Backed Securities: Securities secured by company receivables, home equity loans, truck and auto loans, leases, and credit card receivables or other securities backed by other types of receivables or other assets.

	1-10	Asset-Backed Securities

Auction Rate Securities: Auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies.	1-10	Auction Rate Securities

Bank Obligations: Bankers’ acceptances, certificates of deposit and time deposits. Bankers’ acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Maturities are generally six months or less. Certificates of deposit and time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds.

	1-10	Bank Obligations

Borrowings: A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. A Fund must maintain continuous asset coverage of 300% of the amount borrowed, with the exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.

	1-10	Miscellaneous Investment Strategies and Risks

Brady Bonds: Securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings.	1-10	Foreign Investments (including Foreign Currencies)

Part I - 10

Instrument	Fund Code	Part II Section Reference

Call and Put Options: A call option gives the buyer the right to buy, and obligates the seller of the option to sell, a security at a specified price at a future date. A put option gives the buyer the right to sell, and obligates the seller of the option to buy a security at a specified price at a future date. The Fund will sell only covered call and secured put options.

	1-10	Options and Futures Transactions

Commercial Paper: Secured and unsecured short-term promissory notes issued by corporations and other entities. Maturities generally vary from a few days to nine months.	1-10	Commercial Paper

Commodity-Linked Derivatives: Securities whose value derives from the price of a commodity, including commodity futures and commodity options.	*	Miscellaneous Investment Strategies and Risks

Common Stock: Shares of ownership of a company.	1-10	Equity Securities, Warrants and Rights

Common Stock Warrants and Rights: Securities, typically issued with preferred stock or bonds, that give the holder the right to buy a proportionate amount of common stock at a specified price.	1-10	Equity Securities, Warrants and Rights

Convertible Securities: Bonds or preferred stock that can convert to common stock.	1-10	Convertible Securities

Corporate Debt Securities: May include bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other corporate issuers.	1-10	Debt Instruments

Credit Default Swaps (“CDS”): A swap agreement between two parties pursuant to which one party pays the other a fixed periodic coupon for the specified life of the agreement. The other party makes no payment unless a credit event, relating to a predetermined reference asset, occurs. If such an event occurs, the party will then make a payment to the first party, and the swap will terminate.

	1-10	Swaps and Related Swap Products

Custodial Receipts: A Fund may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered to be U.S. government securities. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

	1-10	Custodial Receipts

Demand Features: Securities that are subject to puts and standby commitments to purchase the securities at a fixed price (usually with accrued interest) within a fixed period of time following demand by a Fund.

	1-10	Demand Features

Part I - 11

Instrument	Fund Code	Part II Section Reference

Emerging Market Securities: Securities issued by issuers or governments in countries with emerging economies or securities markets.	1-10	Foreign Investments (including Foreign Currencies)

Exchange Traded Funds (“ETFs”): Ownership interest in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad based, sector or international index. ETFs include a wide range of investments such as iShares, Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ 100’s.

	1-10	Investment Company Securities and Exchange Traded Funds

Foreign Currency Transactions: Strategies used to hedge against currency risks, for other risk management purposes or to increase income or gain to a Fund. These strategies may consist of use of any of the following: options on currencies, currency futures, options on such futures, forward foreign currency transactions (including non-deliverable forwards (NDFs)), forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets.

	1-10	Foreign Investments (including Foreign Currencies)

Foreign Investments: Equity and debt securities (e.g., bonds and commercial paper) of foreign entities and obligations of foreign branches of U.S. banks and foreign banks. Foreign securities may also include American Depositary Receipts (“ADR s ”), Global Depositary Receipts (“GDR s ”), European Depositary Receipts (“EDR s ”) and American Depositary Securities.

	1-10	Foreign Investments (including Foreign Currencies)

High Yield/High Risk Securities/Junk Bonds: High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies or are unrated but deemed by a Fund’s adviser to be of comparable quality.

	1-10	Debt Instruments

Inflation-Linked Debt Securities: Includes fixed and floating rate debt securities of varying maturities issued by the U.S. government as well as securities issued by other entities such as corporations, foreign governments and foreign issuers.

	1-10	Debt Instruments

Initial Public Offerings (“IPOs”): A transaction in which a previously private company makes its first sale of stock to the public.	1-10	Equity Securities, Warrants and Rights

Interfund Lending: Involves lending money and borrowing money for temporary purposes through a credit facility.	1-10	Miscellaneous Investment Strategies and Risks

Inverse Floating Rate Instruments: Leveraged variable debt instruments with interest rates that reset in the opposite direction from the market rate of interest to which the inverse floater is indexed.

	1-10	Inverse Floaters and Interest Rate Caps

Part I - 12

Instrument	Fund Code	Part II Section Reference

Investment Company Securities: Shares of other investment companies, including money market funds for which the Adviser and/or its affiliates serve as investment adviser or administrator. The Adviser will waive certain fees when investing in funds for which it serves as investment adviser, to the extent required by law.

	1-10	Investment Company Securities and Exchange Traded Funds

Loan Assignments and Participations: Assignments of, or participations in, all or a portion of loans to corporations or to governments, including governments of less developed countries.	1-10	Loan Assignments and Participations

Master Limited Partnership: Limited partnerships that are publicly traded on a securities exchange.	1-10	Master Limited Partnerships

Mortgages (Directly Held): Debt instruments secured by real property.	1-10	Mortgage-Related Securities

Mortgage-Backed Securities: Debt obligations secured by real estate loans and pools of loans including collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”) and other asset-backed structures.

	1-10	Mortgage-Related Securities

Mortgage Dollar Rolls: A transaction in which a Fund sells securities for delivery in a current month and simultaneously contracts with the same party to repurchase similar but not identical securities on a specified future date.

	1-10	Mortgage-Related Securities

Municipal Securities: Securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include private activity bonds and industrial development bonds, as well as general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities and single family revenue bonds.

	1-10	Municipal Securities

New Financial Products: New options and futures contracts and other financial products continue to be developed and a Fund may invest in such options, contracts and products.	1-10	Miscellaneous Investment Strategies and Risks

Obligations of Supranational Agencies: Obligations of supranational agencies which are chartered to promote economic development and are supported by various governments and governmental agencies.	1-10	Foreign Investments (including Foreign Currencies)

Options and Futures Transactions: A Fund may purchase and sell (a) exchange traded and over-the-counter put and call options on securities, indexes of securities and futures contracts on securities , indexes of securities , interest rate futures contracts and interest rate swaps and (b) futures contracts on securities and indexes of securities.

	1-10	Options and Futures Transactions

Part I - 13

Instrument	Fund Code	Part II Section Reference

Preferred Stock: A class of stock that generally pays a dividend at a specified rate and has preference over common stock in the payment of dividends and in liquidation.	1-10	Equity Securities, Warrants and Rights

Private Placements, Restricted Securities and Other Unregistered Securities: Securities not registered under the Securities Act of 1933, such as privately placed commercial paper and Rule 144A securities.

	1-10	Miscellaneous Investment Strategies and Risks

Real Estate Investment Trusts (“REITs”): Pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest.	1-10	Real Estate Investment Trusts

Repurchase Agreements: The purchase of a security and the simultaneous commitment to return the security to the seller at an agreed upon price on an agreed upon date. This is treated as a loan.	1-10	Repurchase Agreements

Reverse Repurchase Agreements: The sale of a security and the simultaneous commitment to buy the security back at an agreed upon price on an agreed upon date. This is treated as a borrowing by a Fund.	1-10	Reverse Repurchase Agreements

Securities Issued in Connection with Reorganizations and Corporate Restructurings: In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities.

	1-10	Miscellaneous Investment Strategies and Risks

Securities Lending: The lending of up to 33 1/3% of a Fund’s total assets. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.	*	Securities Lending

Short Selling: A Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction a, Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement.

	*	Short Selling

Short-Term Funding Agreements: Agreements issued by banks and highly rated U.S. insurance companies such as Guaranteed Investment Contracts (“GICs”) and Bank Investment Contracts (“BICs”).	1-10	Short-Term Funding Agreements

Sovereign Obligations: Investments in debt obligations issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions.	1-10	Foreign Investments (including Foreign Currencies)

Part I - 14

Instrument	Fund Code	Part II Section Reference

Stripped Mortgage-Backed Securities: Derivative multi-class mortgage securities which are usually structured with two classes of shares that receive different proportions of the interest and principal from a pool of mortgage assets. These include Interest - Only (“IO”) and Principal - Only (“PO”) securities issued outside a Real Estate Mortgage Investment Conduit (“REMIC”) or CMO structure.

	1-10	Mortgage-Related Securities

Structured Investments: A security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security.

	1-10	Structured Investments

Swaps and Related Swap Products: Swaps involve an exchange of obligations by two parties. Caps and floors entitle a purchaser to a principal amount from the seller of the cap or floor to the extent that a specified index exceeds or falls below a predetermined interest rate or amount. A Fund may enter into these transactions to manage its exposure to changing interest rates and other factors.

	1-10	Swaps and Related Swap Products

Synthetic Variable Rate Instruments: Instruments that generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par.

	1-10	Swaps and Related Swap Products

Temporary Defensive Positions: To respond to unusual circumstances a Fund may invest a portion of its total assets in cash and cash equivalents for temporary defensive purposes.	1-10	Miscellaneous Investment Strategies and Risks

Treasury Receipts: A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and that are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”).

	1-10	Treasury Receipts

Trust Preferreds: Securities with characteristics of both subordinated debt and preferred stock. Trust preferreds are generally long term securities that make periodic fixed or variable interest payments.

	1-10	Trust Preferred Securities

U.S. Government Agency Securities: Securities issued by agencies and instrumentalities of the U.S. government. These include all types of securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, including funding notes, subordinated benchmark notes, CMOs and REMICs.

	1-10	Mortgage-Related Securities

Part I - 15

Instrument	Fund Code	Part II Section Reference

U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Coupons Under Book Entry Safekeeping (“CUBES”).

	1-10	U.S. Government Obligations

Variable and Floating Rate Instruments: Obligations with interest rates which are reset daily, weekly, quarterly or some other period and which may be payable to a Fund on demand or at the expiration of a specified term.

	1-10	Debt Instruments

When-Issued Securities, Delayed Delivery Securities and Forward Commitments: Purchase or contract to purchase securities at a fixed price for delivery at a future date.	1-10	When-Issued Securities, Delayed Delivery Securities and Forward Commitments

Zero-Coupon, Pay-in-Kind and Deferred Payment Securities: Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Deferred payment securities are zero - coupon debt securities which convert on a specified date to interest bearing debt securities.

	1-10	Debt Instruments

* These investments and strategies are not used by the JPMorgan SmartRetirement Funds, but may be used by the Underlying Funds.

ADDITIONAL INFORMATION REGARDING FUND INVESTMENT PRACTICES

          Each of the Funds uses a Composite Benchmark which is a blend of an equity benchmark, the Russell 3000 Index and a fixed income benchmark, the Lehman Brothers Aggregate Bond Index. For purposes of determining the percentage of the Composite Benchmark that should be attributed to the Russell 3000 Index and the Lehman Brothers Aggregate Bond Index, JPMIM treats U nderlying F unds that predominantly invest in equity securities, REITs, international securities and market neutral strategies as equity funds and funds that predominantly invest in fixed income securities, high yield securities and emerging market debt securities as fixed income funds. Not all of these types of securities are included in the underlying equity or fixed income benchmarks.

DIVERSIFICATION

          The Funds intend to meet the diversification requirement of the 1940 Act. For a more complete discussion, see the “Diversification” section in Part II of this SAI.

Part I - 16

PORTFOLIO TURNOVER

          A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of a Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transactions costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

          The table below sets forth the Funds’ portfolio turnover rates for the fiscal periods ended as indicated.

Fund	Fiscal Year Ended
	6/30/07		6/30/08
JPMorgan SmartRetirement Income Fund	38%		38%
JPMorgan SmartRetirement 2010 Fund	27		31
JPMorgan SmartRetirement 2015 Fund	25		26
JPMorgan SmartRetirement 2020 Fund	36		27
JPMorgan SmartRetirement 2025 Fund	N/A	*	33
JPMorgan SmartRetirement 2030 Fund	27		33
JPMorgan SmartRetirement 2035 Fund	N/A	*	51
JPMorgan SmartRetirement 2040 Fund	25		36
JPMorgan SmartRetirement 2045 Fund	N/A	*	37
JPMorgan SmartRetirement 2050 Fund	N/A	*	63

* The Fund was launched on July 31, 2007. Therefore, there is no portfolio turnover rate for the period shown.

TRUSTEES

Standing Committees

          There are four standing committees of the Board of Trustees: Audit Committee, Compliance Committee, Governance Committee and Investment Committee.

          The Audit Committee met four times during the fiscal year ended June 30, 2008. The Compliance Committee met four times during the fiscal year ended June 30, 2008. The Governance Committee met six times during the fiscal year ended June 30, 2008. The Investment Committee met five times during the fiscal year ended June 30, 2008. For a more complete discussion, see the “Trustees” section in Part II of this SAI.

Ownership of Securities

          The following table shows the dollar range of each Trustee’s beneficial ownership in the Funds as of December 31, 2007, and each Trustee’s aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies.

Part I - 17

Name of Trustee	Dollar Range of Equity Securities in the JPMorgan SmartRetirement Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by the Trustee in Family of Investment Companies(1)(2)
Independent Trustees
William J. Armstrong	None	Over $100,000
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Peter C. Marshall	None	Over $100,000
Marilyn McCoy	None	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Robert A. Oden, Jr.	None	Over $100,000
Fergus Reid, III	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000
Dependent Trustee
Leonard M. Spalding, Jr.	None	Over $100,000

(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Trustees currently serves includes eight registered investment companies (14 5 Funds).

(2) For Mr. Spalding, this amount includes deferred compensation balances, as of December 31, 2007, through participation in the JPMorgan Funds’ Deferred Compensation Plan for Eligible Trustees. For Ms. McCoy and Messrs. Finn, Marshall and Oden, these amounts include deferred compensation balances, as of December 31, 2007, through participation in the Deferred Compensation Plan for Trustees of One Group Mutual Funds and One Group Investment Trust, or JPMorgan Fund’s Deferred Compensation Plan for Eligible Trustees.

          As of December 31, 2007, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

Trustee Compensation

          The Funds of the JPMorgan Funds Complex overseen by the Trustees pay each Trustee an annual fee of $220,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $198,000 and the Vice Chairman $66,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $44,000 and $33,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

          Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2007, is set forth below:

Part I - 18

Aggregate Trustee Compensation Paid by the Funds

Name of Trustee	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2010 Fund	JPMorgan SmartRetirement 2015 Fund
Independent Trustees
William J. Armstrong	$33	$48	$83
Roland R. Eppley, Jr.*	25	37	65
John F. Finn	25	37	65
Dr. Matthew Goldstein	29	43	74
Robert J. Higgins	29	43	74
Peter C. Marshall	35	51	89
Marilyn McCoy	33	48	83
William G. Morton, Jr.	25	37	65
Robert A. Oden, Jr.	25	37	65
Fergus Reid, III	48	71	124
Frederick W. Ruebeck	29	43	74
James J. Schonbachler	25	37	65
Interested Trustee
Leonard M. Spalding, Jr.	33	48	83

Name of Trustee	JPMorgan SmartRetirement 2020 Fund	JPMorgan SmartRetirement 2025 Fund(a)		JPMorgan SmartRetirement 2030 Fund
Independent Trustees
William J. Armstrong	$129	$	^	$104
Roland R. Eppley, Jr.*	100		^	81
John F. Finn	100		^	81
Dr. Matthew Goldstein	115		^	93
Robert J. Higgins	115		^	93
Peter C. Marshall	137		^	111
Marilyn McCoy	129		^	104
William G. Morton, Jr.	100		^	81
Robert A. Oden, Jr.	100		^	81
Fergus Reid, III	192		^	155
Frederick W. Ruebeck	115		^	93
James J. Schonbachler	100		^	81
Interested Trustee
Leonard M. Spalding, Jr.	129		^	104

Name of Trustee	JPMorgan SmartRetirement 2035 Fund(a)		JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund(a)
Independent Trustees
William J. Armstrong	$	^	$79	$	^
Roland R. Eppley, Jr.*		^	62		^
John F. Finn		^	62		^
Dr. Matthew Goldstein		^	71		^
Robert J. Higgins		^	71		^
Peter C. Marshall		^	84		^
Marilyn McCoy		^	79		^

Part I - 19

Name of Trustee	JPMorgan SmartRetirement 2035 Fund(a)	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund(a)
William G. Morton, Jr.	^	62	^
Robert A. Oden, Jr.	^	62	^
Fergus Reid, III	^	118	^
Frederick W. Ruebeck	^	71	^
James J. Schonbachler	^	62	^
Interested Trustee	^
Leonard M. Spalding, Jr.	^	79	^

Name of Trustee	JPMorgan SmartRetirement 2050 Fund(a)		Total Compensation paid from the Fund Complex(b)
Independent Trustees
William J. Armstrong	$	^	$ 215,417
Roland R. Eppley, Jr.*		^	167,750
John F. Finn		^	0^^
Dr. Matthew Goldstein		^	192,500
Robert J. Higgins		^	0^^^
Peter C. Marshall		^	229,167
Marilyn McCoy		^	215,417
William G. Morton, Jr.		^	167,750
Robert A. Oden, Jr.		^	117,425^^^^
Fergus Reid, III		^	320,833
Frederick W. Ruebeck		^	192,500
James J. Schonbachler		^	167,750
Interested Trustee
Leonard M. Spalding, Jr.		^	215,417

(a) The Fund was launched on July 31, 2007.

(b) A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees currently serves includes eight registered investment companies (14 5 Funds).

* Roland R. Eppley Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

^ Amount rounds to less than $1.

^^ Does not include $167,750 of Deferred Compensation.

^^^ Does not include $192,500 of Deferred Compensation.

^^^^ Does not include $50,325 of Deferred Compensation.

INVESTMENT ADVISER

Investment Advisory Fees

          JPMIM does not charge an investment advisory fee for its services to the JPMorgan SmartRetirement Funds, although it and its affiliates receive investment advisory fees from the Underlying Funds.

Part I - 20

PORTFOLIO MANAGERS

Portfolio Managers’ Other Accounts Managed

          The following table shows information regarding all of the other accounts managed by each portfolio manager as of June 30, 2008:

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

JPMorgan SmartRetirement Income Fund
Jeffrey A. Geller	11	$969	0	$0	0	$0
Anne Lester	11	1,505	9	1,969	32	2,090
Patrik Jakobson	13	1,787	0	0	21	3,737
Michael Schoenhaut	10	968	1	110	0	0
JPMorgan SmartRetirement 2010 Fund
Jeffrey A. Geller	11	962	0	0	0	0
Anne Lester	11	1,499	9	1,969	32	2,090
Patrik Jakobson	13	1,781	0	0	21	3,737
Michael Schoenhaut	10	962	1	110	0	0
JPMorgan SmartRetirement 2015 Fund
Jeffrey A. Geller	11	905	0	0	0	0
Anne Lester	11	1,442	9	1,969	32	2,090
Patrik Jakobson	13	1,723	0	0	21	3,737
Michael Schoenhaut	10	904	1	110	0	0
JPMorgan SmartRetirement 2020 Fund
Jeffrey A. Geller	11	796	0	0	0	0
Anne Lester	11	1,333	9	1,969	32	2,090
Patrik Jakobson	13	1,615	0	0	21	3,737
Michael Schoenhaut	10	796	1	110	0	0
JPMorgan SmartRetirement 2025 Fund
Jeffrey A. Geller	11	1,050	0	0	0	0
Anne Lester	11	1,587	9	1,969	32	2,090
Patrik Jakobson	13	1,869	0	0	21	3,737
Michael Schoenhaut	10	1,049	1	110	0	0
JPMorgan SmartRetirement 2030 Fund
Jeffrey A. Geller	11	852	0	0	0	0
Anne Lester	11	1,388	9	1,969	32	2,090
Patrik Jakobson	13	1,670	0	0	21	3,737
Michael Schoenhaut	10	851	1	110	0	0

Part I - 21

	Non-Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

JPMorgan SmartRetirement 2035 Fund
Jeffrey A. Geller	11	1,056	0	0	0	0
Anne Lester	11	1,592	9	1,969	32	2,090
Patrik Jakobson	13	1,874	0	0	21	3,737
Michael Schoenhaut	10	1,055	1	110	0	0
JPMorgan SmartRetirement 2040 Fund
Jeffrey A. Geller	11	914	0	0	0	0
Anne Lester	11	1,451	9	1,969	32	2,090
Patrik Jakobson	13	1,733	0	0	21	3,737
Michael Schoenhaut	10	914	1	110	0	0
JPMorgan SmartRetirement 2045 Fund
Jeffrey A. Geller	11	1,064	0	0	0	0
Anne Lester	11	1,600	9	1,969	32	2,090
Patrik Jakobson	13	1,882	0	0	21	3,737
Michael Schoenhaut	10	1,063	1	110	0	0
JPMorgan SmartRetirement 2050 Fund
Jeffrey A. Geller	11	1,066	0	0	0	0
Anne Lester	11	1,603	9	1,969	32	2,090
Patrik Jakobson	13	1,884	0	0	21	3,737
Michael Schoenhaut	10	1,065	1	110	0	0

          The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance as of June 30, 2008:

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

JPMorgan SmartRetirement Income Fund
Jeffrey A. Geller	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
JPMorgan SmartRetirement 2010 Fund
Jeffrey A. Geller	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0

Part I - 22

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

Michael Schoenhaut	0	0	0	0	0	0
JPMorgan SmartRetirement 2015 Fund
Jeffrey A. Geller	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
JPMorgan SmartRetirement 2020 Fund
Jeffrey A. Geller	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
JPMorgan SmartRetirement 2025 Fund
Jeffrey A. Geller	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
JPMorgan SmartRetirement 2030 Fund
Jeffrey A. Geller	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
JPMorgan SmartRetirement 2035 Fund
Jeffrey A. Geller	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
JPMorgan SmartRetirement 2040 Fund
Jeffrey A. Geller	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0
JPMorgan SmartRetirement 2045 Fund
Jeffrey A. Geller	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0

Part I - 23

	Performance Based Fee Advisory Accounts
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)	Number of Accounts	Total Assets ($millions)

JPMorgan SmartRetirement 2050 Fund
Jeffrey A. Geller	0	0	0	0	0	0
Anne Lester	0	0	0	0	0	0
Patrik Jakobson	0	0	0	0	0	0
Michael Schoenhaut	0	0	0	0	0	0

Portfolio Managers’ Ownership of Securities

          The following table indicates for each Fund the dollar range of securities of each Fund beneficially owned by each portfolio manager as of June 30, 2008:

Aggregate Dollar Range of Securities in the Fund

Fund	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

JPMorgan SmartRetirement Income Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
JPMorgan SmartRetirement 2010 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
JPMorgan SmartRetirement 2015 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
JPMorgan SmartRetirement 2020 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X

Part I - 24

Aggregate Dollar Range of Securities in the Fund

Fund	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000

JPMorgan SmartRetirement 2025 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
JPMorgan SmartRetirement 2030 Fund
Jeffrey A. Geller	X
Anne Lester					X
Patrik Jakobson	X
Michael Schoenhaut	X
JPMorgan SmartRetirement 2035 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
JPMorgan SmartRetirement 2040 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
JPMorgan SmartRetirement 2045 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X
JPMorgan SmartRetirement 2050 Fund
Jeffrey A. Geller	X
Anne Lester	X
Patrik Jakobson	X
Michael Schoenhaut	X

          For a more complete discussion, see the “Portfolio Manager Compensation” section in Part II of this SAI.

Part I - 25

ADMINISTRATOR

Administrator Fees

          The Administrator does not receive a separate fee for services to the JPMorgan SmartRetirement Funds but does receive fees for its services to the Underlying Funds. The Administrator is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co.

DISTRIBUTOR

Compensation Paid to JPMDS

          The following table describes the compensation paid to the principal underwriter, JPMDS, for the fiscal year ended June 30, 2008 (amounts have been rounded up to the whole dollar):

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
JPMorgan SmartRetirement Income Fund	$1,102	$816	$—	$5,529
JPMorgan SmartRetirement 2010 Fund	2,501	221	—	10,581
JPMorgan SmartRetirement 2015 Fund	1,647	316	—	14,393
JPMorgan SmartRetirement 2020 Fund	3,426	21	—	21,176
JPMorgan SmartRetirement 2025 Fund	89	—	—	3,137
JPMorgan SmartRetirement 2030 Fund	1,995	1	156	17,946
JPMorgan SmartRetirement 2035 Fund	1,085	—	95	1,433
JPMorgan SmartRetirement 2040 Fund	1,540	60	(166)	18,132
JPMorgan SmartRetirement 2045 Fund	84	6	179	551
JPMorgan SmartRetirement 2050 Fund	336	—	101	294

(a)	The amount is less than $0.50.

          The aggregate amount of underwriting commissions retained by JPMDS from the JPMorgan SmartRetirement Funds for the fiscal period ended June 30, 2008 was $ 13,804 . For a more complete discussion, see the “Distributor” section in Part II of this SAI.

Part I - 26

Distribution Fees

        The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by JPMDS (waived amounts are in parentheses) with respect to the fiscal period indicated:

	Fiscal Year Ended June 30, 2006				Fiscal Year Ended June 30, 2007				Fiscal Year Ended June 30, 2008
Fund	Paid		Waived		Paid		Waived		Paid	Waived
JPMorgan SmartRetirement Income Fund	$31		—		$410		—		$5,529	—
JPMorgan SmartRetirement 2010 Fund	31		—		2,497		—		10,581	—
JPMorgan SmartRetirement 2015 Fund	31		—		3,697		—		14,393	—
JPMorgan SmartRetirement 2020 Fund	35		—		2,172		—		21,176	—
JPMorgan SmartRetirement 2025 Fund	N/A	*	N/A	*	N/A	*	N/A	*	3,137	—
JPMorgan SmartRetirement 2030 Fund	31		—		3,130		—		17,946	—
JPMorgan SmartRetirement 2035 Fund	N/A	*	N/A	*	N/A	*	N/A	*	1,434	—
JPMorgan SmartRetirement 2040 Fund	31		—		1,044		—		18,133	—
JPMorgan SmartRetirement 2045 Fund	N/A	*	N/A	*	N/A	*	N/A	*	551	—
JPMorgan SmartRetirement 2050 Fund	N/A	*	N/A	*	N/A	*	N/A	*	294	—

*	The Fund was launched on July 31, 2007. Therefore, the Fund has not paid any 12b-1 fees for the period shown.

For a more complete discussion, see the “Distribution Plan” section in Part II of this SAI.

SHAREHOLDER SERVICING

Shareholder Services Fees

          Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily net asset value (“NAV”) of Fund shares owned by or for shareholders):

Select Class, Class A, Class C and Class R2	0.25%
Institutional Class	0.10%

The table below sets forth the fees paid or accrued to JPMDS (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated.

	Fiscal Year Ended June 30, 2006			Fiscal Year Ended June 30, 2007			Fiscal Year Ended June 30, 2008

Fund	Paid		Waived	Paid		Waived	Paid		Waived
JPMorgan SmartRetirement Income Fund
Class A Shares	$5		$(3)	$82		$(54)	$1,735		$(1,154)
Class C Shares	5		(3)	55		(36)	529		(351)
Class R2 Shares	N/A	*	N/A *	N/A	*	N/A *	N/A	*	N/A *
Select Class Shares	19		(12)	2,595		(1,732)	11,106		(7,365)
Institutional Class Shares	—		(13)	—		(12,210)	461		(76,271)

Part I - 27

	Fiscal Year Ended June 30, 2006			Fiscal Year Ended June 30, 2007			Fiscal Year Ended June 30, 2008

Fund	Paid		Waived	Paid		Waived	Paid		Waived
JPMorgan SmartRetirement 2010 Fund
Class A Shares	5		(3)	1,354		(902)	6,132		(4,063)
Class C Shares	5		(3)	48		(32)	77		(52)
Class R2 Shares	N/A	*	N/A *	N/A	*	N/A *	N/A	*	N/A *
Select Class Shares	18		(13)	6,911		(4,608)	32,012		(21,261)
Institutional Class Shares	—		(131)	—		(29,570)	256		(66,040)
JPMorgan SmartRetirement 2015 Fund
Class A Shares	5		(3)	2,095		(1,369)	8,501		(5,326)
Class C Shares	5		(3)	47		(31)	115		(73)
Class R2 Shares	N/A	*	N/A *	N/A	*	N/A *	N/A	*	N/A *
Select Class Shares	18		(13)	7,067		(4,621)	28,314		(17,899)
Institutional Class Shares	—		(198)	499		(55,146)	4,915		(119,030)
JPMorgan SmartRetirement 2020 Fund
Class A Shares	6		(4)	909		(538)	11,426		(7,130)
Class C Shares	4		(4)	151		(91)	545		(328)
Class R2 Shares	N/A	*	N/A *	N/A	*	N/A *	N/A	*	N/A *
Select Class Shares	19		(12)	12,600		(7,533)	66,719		(41,581)
Institutional Class Shares	—		(596)	5,119		(88,270)	11,473		(173,413)
JPMorgan SmartRetirement 2025 Fund
Class A Shares	N/A	**	N/A **	N/A	**	N/A **	1,995		(654)
Class C Shares	N/A	**	N/A **	N/A	**	N/A **	120		(43)
Class R2 Shares	N/A	*	N/A *	N/A	*	N/A *	N/A	*	N/A *
Select Class Shares	N/A	**	N/A **	N/A	**	N/A **	1,318		(451)
Institutional Class Shares	N/A	**	N/A **	N/A	**	N/A **	1,533		(2,811)
JPMorgan SmartRetirement 2030 Fund
Class A Shares	5		(3)	1,766		(977)	10,436		(6,157)
Class C Shares	5		(3)	83		(46)	283		(168)
Class R2 Shares	N/A	*	N/A *	N/A	*	N/A *	N/A	*	N/A *
Select Class Shares	18		(12)	6,688		(3,709)	40,374		(24,612)
Institutional Class Shares	—		(683)	8,712		(73,143)	14,069		(141,354)
JPMorgan SmartRetirement 2035 Fund
Class A Shares	N/A	**	N/A **	N/A	**	N/A **	837		(276)
Class C Shares	N/A	**	N/A **	N/A	**	N/A **	78		(29)
Class R2 Shares	N/A	*	N/A *	N/A	*	N/A *	N/A	*	N/A *
Select Class Shares	N/A	**	N/A **	N/A	**	N/A **	1,014		(348)
Institutional Class Shares	N/A	**	N/A **	N/A	**	N/A **	1,272		(2,499)
JPMorgan SmartRetirement 2040 Fund
Class A Shares	5		(3)	500		(307)	10,206		(6,227)
Class C Shares	5		(3)	49		(30)	353		(214)
Class R2 Shares	N/A	*	N/A *	N/A	*	N/A *	N/A	*	N/A *

Part I - 28

	Fiscal Year Ended June 30, 2006				Fiscal Year Ended June 30, 2007				Fiscal Year Ended June 30, 2008

Fund	Paid		Waived		Paid		Waived		Paid		Waived
Select Class Shares	18		(12)		2,400		(1,473)		18,648		(11,493)
Institutional Class Shares	—		(732)		4,138		(64,124)		8,909		(108,170)
JPMorgan SmartRetirement 2045 Fund
Class A Shares	N/A	**	N/A	**	N/A	**	N/A	**	207		(123)
Class C Shares	N/A	**	N/A	**	N/A	**	N/A	**	46		(28)
Class R2 Shares	N/A	*	N/A	*	N/A	*	N/A	*	N/A	*	N/A *
Select Class Shares	N/A	**	N/A	**	N/A	**	N/A	**	323		(194)
Institutional Class Shares	N/A	**	N/A	**	N/A	**	N/A	**	128		(887)

JPMorgan SmartRetirement 2050 Fund
Class A Shares	N/A	**	N/A	**	N/A	**	N/A	**	66		(44)
Class C Shares	N/A	**	N/A	**	N/A	**	N/A	**	37		(24)
Class R2 Shares	N/A	*	N/A	*	N/A	*	N/A	*	N/A	*	N/A *
Select Class Shares	N/A	**	N/A	**	N/A	**	N/A	**	342		(229)
Institutional Class Shares	N/A	**	N/A	**	N/A	**	N/A	**	—		(551)

*	Class R2 Shares have not launched as of the date of this SAI. Therefore, the Fund has not paid any shareholder servicing fees for the period shown.

**	The Fund was launched on July 31, 2007. Therefore, the Fund has not paid any shareholder servicing fees for the period shown..

For a more complete discussion, see the “Shareholder Servicing” section in Part II of this SAI.

BROKERAGE AND RESEARCH SERVICES

Brokerage Commissions

           T he Funds did not pay any brokerage commissions for the fiscal year ended June 30, 2008 .

Broker Research

          The JPMorgan SmartRetirement Funds do not presently allocate any brokerage commissions to brokers for broker research.

Securities of Regular Broker-Dealers

           The Funds did not own securities of their regular broker-dealers for the fiscal period ended June 30, 2008 .

Part I - 29

FINANCIAL INTERMEDIARY

Other Cash Compensation

          During the fiscal year ended June 30, 2008, JPMIM, JPMIA, and SC-R&M paid approximately $ 83,774,746 , $ 32,017,982 and $ 300,982 , respectively for all of the JPMorgan Funds pursuant to their other cash compensation arrangements. For a more complete discussion, see the “Additional Compensation to Financial Intermediaries” section in Part II of this SAI.

Finder’s Fee Commissions

          Finder’s Fee. Financial Intermediaries who sell $1 million or more of Class A Shares in the aggregate of the JPMorgan Equity Funds, the JPMorgan Specialty Funds, the JPMorgan International Funds, the JPMorgan Investor Funds, the JPMorgan SmartRetirement Funds, and the JPMorgan Fixed Income Funds (collectively “Qualifying Funds”) may receive a finder’s fee.

          Financial Intermediaries who sell over $1 million of Class A Shares of the JPMorgan SmartRetirement Funds may receive a finder’s fee. Such fees are paid in accordance with the following schedule:

Amount of Purchases	Finder’s Fees*

$1,000,000 – $3,999,999**	1.00%
$4,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 or more	0.25%

* If any defined contributions plan redeems within 12 months of the purchase date all of the shares for which a finder’s fee has been paid, JPMDS may reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan. JPMDS reserves the right to alter or change the finder’s fee policy on these plans at any time at its own discretion.

** If the total sale of Class A Shares of Qualifying Funds is $1,000,000 or more but the amount of the sale applicable to a JPMorgan SmartRetirement Fund is less than $1,000,000, the Financial Intermediary will receive a Finder’s Fee equal to 1.00% of the sale of the Class A Shares of a JPMorgan SmartRetirement Fund. The Finder’s Fee Schedule for sales of the other Qualifying Funds can be found in the Statement of Additional Information for such Qualifying Funds.

Finder’s Fees Paid By Adviser and Distributor

          For the fiscal year ended June 30, 2008, the Advisers and JPMDS paid approximately $ 4,223,176 in finder’s fees for all JPMorgan Funds. For a more complete discussion, see “Cash Compensation to Financial Intermediaries” section in Part II of this SAI.

TAX MATTERS

Capital Loss Carryforwards

          There were no capital loss carryforwards for the Funds for the fiscal period ended June 30, 2008. For a more complete discussion, see the “Distributions and Tax Matters” section in Part II of this SAI.

Part I - 30

PORTFOLIO HOLDINGS DISCLOSURE

          A list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Standard & Poor’s	Monthly	30 days after month end
MorningStar Inc.	Monthly	30 days after month end
Lipper, Inc.	Monthly	30 days after month end
Thomson Financial	Monthly	30 days after month end
Bloomberg LP	Monthly	30 days after month end
Vickers Stock Research	Monthly	30 days after month end
JPMorgan Private Bank/JPMorgan Private Client Services	Monthly	10 days after month end
Chase Investment Services Corp	Monthly	10 days after month end

          For a more complete discussion, see the “Portfolio Holdings Disclosure” section in Part II of the SAI.

SHARE OWNERSHIP

          Trustees and Officers. As of September 30, 2008, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

          Principal Holders. As of September 30, 2008, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Funds included in this SAI:

Name of Fund	Name and Address of Shareholder	Percentage Held

JPMORGAN SMARTRETIREMENT 2010 FUND

CLASS A SHARES	GPC SECURITIES INC AGENT FOR* JP MORGAN CHASE BANK FBO GLENMARK INDUSTRIES INC EMPLOYEE PSP PO BOX 105117 ATLANTA GA 30348-5117	7.19

	GPC SECURITIES INC AGENT SIMPLE* JP MORGAN CHASE BANK FBO ARIZONA CHEMICAL COMPANY PO BOX 105117 ATLANTA GA 30348-5117	10.86

	GPC SECURITIES INC AGENT FOR* JP MORGAN CHASE BANK FBO KEATING OF CHICAGO INC EMPLOYEES RET TRUST PO BOX 105117 ATLANTA GA 30348-5117	5.24

	JPMORGAN CHASE BANK AS TRUSTEE* FBO FOREMOST FARMS USA 401K SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.95

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	27.13

Part I - 31

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF ALEKSANDRA ZAWOJSKA 30 E RUSSELL ST CLIFTON NJ 07011-2006	5 .55

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF ROBERT S VANARSDAL 870 BARRELL RD ALVIN TX 77511-8549	53.04

	UBS FINANCIAL SERVICES INC FBO COIN METER COMPANY ERISA 401K FBO LARRY LEWIS 10630 SW BARBUR BLVD PORTLAND OR 97219-6856	20.55

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	14.04

Part I - 32

Name of Fund	Name and Address of Shareholder	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE AS TRUSTEE* FBO BLACK & VEATCH RETIREMENT SAVINGS PLAN C/O JPMORGAN RET PLAN SERVICES 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.19

	JPMORGAN CHASE BANK TTEE* FBO CAMBRIDGE INFORMATION GROUP 401K RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	7.66

	JPMORGAN CHASE BANK AS TRUSTEE FBO* CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	15.72

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	12.62

	JP MORGAN CHASE CUST FBO CARTER* MACHINERY CO INC EMPLOYEES RETIREMENT & SAVINGS PLAN ATTN: REPORT MGMT TEAM 9200 WARD PKWY KANSAS CITY MO 64114-3376	6.74

	JPMORGAN RETIREMENT PLAN SERVICES* JPMORGAN CHASE AS TTEE FBP SYPRIS RETIREMENT SAVINGS PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.41

Part I - 33

Name of Fund	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE MIDMICHIGAN HEALTH 403(B) AS NOMINEE FOR THE TTEE MIDLAND MI 48670-0001	8.76

	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	39.79

	JPMORGAN CHASE AS TRUSTEE* FBO ASTEC INDUSTRIES INC 401(K) RETIREMENT PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	16.06

	JPMORGAN CHASE BANK AS TTEE* FBO HIP STAFF EMPLOYEES 401K PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.05

Part I - 34

Name of Fund	Name and Address of Shareholder	Percentage Held

JPMORGAN SMARTRETIREMENT 2015 FUND

CLASS A SHARES	GPC SECURITIES INC AGENT FOR* JP MORGAN CHASE BANK FBO LEMAN U S A INC PS 401K PLAN PO BOX 105117 ATLANTA GA 30348-5117	5.70

	GPC SECURITIES INC AGENT SIMPLE* JP MORGAN CHASE BANK FBO ARIZONA CHEMICAL COMPANY PO BOX 105117 ATLANTA GA 30348-5117	8.92

	CHARLES SCHWAB & CO INC SPECIAL CUSTOD ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.03

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO TS TECK INDUSTRIES INC 401K SAVINGS PLAN PO BOX 105117 ATLANTA GA 30348-5117	12.85

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO ENERCON ENGINEERING INC 401K PSP PO BOX 105117 ATLANTA GA 30348-5117	5.09

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO NORTH COUNTRY MOBILE HOMES INC PSP PO BOX 105117 ATLANTA GA 30348-5117	6.30

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	14.33

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K PLAN & TRUST FOR UNION MEMBERS JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	6.38

Part I - 35

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	13.14

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	30.08

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF MELANIE TURINO 126 REILLY RD LAGRANGEVILLE NY 12540-6113	9.96

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD IRA R/O CUS IRA OF WILMER GALVEZ 987 E 23RD ST APT 1 PATERSON NJ 07513-1519	5.91

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	5.07

	UBS FINANCIAL SERIVCES INC FBO COIN METER COMPANY ERISA 401K FBO DARLENE MARSDEN 10630 SW BARBUR BLVD PORTLAND OR 97219-6856	8.37

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF LAWRENCE A GILL 3282 NE STANTON ST PORTLAND OR 97212-3642	20.60

	JPMORGAN CHASE BANK AS TRUSTEE FBO* CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	26.58

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	11.71

	JP MORGAN CHASE CUST FBO CARTER* MACHINERY CO INC EMPLOYEES RETIREMENT & SAVINGS PLAN ATTN REPORT MGMT TEAM 9200 WARD PKWY KANSAS CITY MO 64114-3376	6.67

Part I - 36

Name of Fund	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	AST CAPITAL TRUST COMPANY TTEE* FBO M-D BUILDING PRODUCTS INC 401K PLAN C/0 JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	9.97

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO NERCON ENGINEERING & MFG INC RET PLAN PO BOX 105117 ATLANTA GA 30348-5117	11.96

	JPMORGAN CHASE AS TRUSTEE* FBO ASTEC INDUSTRIES INC 401(K) RETIREMENT PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	24.39

	JPMORGAN CHASE BANK AS TTEE* FBO HIP STAFF EMPLOYEES 401K PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	9.85

JPMORGAN SMARTRETIREMENT 2020 FUND
CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.53

	GPC SECURITIES INC AGENT FOR * JPMORGAN CHASE BANK FBO TS TECK INDUSTRIES INC 401K SAVINGS PLAN PO BOX 105117 ATLANTA GA 30348-5117	18.88

	GPC SECURITIES INC AGENT SIMPLE* JP MORGAN CHASE BANK FBO ARIZONA CHEMICAL COMPANY PO BOX 105117 ATLANTA GA 30348-5117	13.12

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	7.58

Part I - 37

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	21.23

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF THOMAS E GILLESPIE 415 E FRANCIS ST CORONA CA 92879-2417	14.10

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9.92

	UBS FINANCIAL SERVICES INC FBO COIN METER COMPANY ERISA 401K FBO PAUL KOSKI 10630 SW BARBUR BLVD PORTLAND OR 97219-6856	5.13

	UBS FINANCIAL SERVICES INC FBO COIN METER COMPANY ERISA 401K FBO RON KATTERMAN 10630 SW BARBUR BLVD PORTLAND OR 97219-6856	8.00

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF JO L PRESTON ALEX 25827 W HILLTOP DR INGLESIDE IL 60041-8919	8.84

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK AS TRUSTEE* FBO SOUTHERN UNION SAVINGS PLAN C/O JPMORGAN RTS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	8.57

	JPMORGAN CHASE BANK AS TRUSTEE FBO* CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	19.63

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	19.70

Part I - 38

Name of Fund	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE MIDMICHIGAN HEALTH 403(B) MIDLAND MI 48670-0001	12.90

	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	28.66

	JPMORGAN CHASE AS TRUSTEE* FBO ASTEC INDUSTRIES INC 401(K) RETIREMENT PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	13.81

JPMORGAN SMARTRETIREMENT 2025 FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	12.59

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO 1888 MILLS LLC 401K PLAN PO BOX 105117 ATLANTA GA 30348-5117	9.78

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	40.58

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K PLAN & TRUST FOR UNION MEMBERS JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	15.17

Part I - 39

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	NFS LLC FBO* JPMORGAN CHASE BANK TRAD IRA R/O CUS IRA OF DEBRA BULLOCK 8489 TR 79 MILLERSBURG OH 44654	47.06

	NFS LLC FBO NFS/FMTC IRA R/O FBO SARAH C JAMISON JETER 43 W 26TH AVE SPOKANE WA 99203-1817	5.41

	RAYMOND JAMES & ASSOC INC FBO DAVID HIGHT & ANDREA HIGHT JT/WROS 1181 PRESERVATION LN BOCA RATON FL 33498-6231	35.04

	UBS FINANCIAL SERVICES INC FBO COIN METER COMPANY ERISA 401K FBO SAVERIO CARTULARO 10630 SW BARBUR BLVD PORTLAND OR 97219-6856	5.16

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	5.52

Part I - 40

Name of Fund	Name and Address of Shareholder	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE AS TTEE* FBO ASTELLAS US RETIREMENT AND SAVINGS PLAN C.O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	49.85

	JPMORGAN CHASE AS TTEE* FBO COOK COMPOSITES & POLYMERS CO CAPITAL ACCUMULATION PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	7.01

	JPMORGAN RETIREMENT PLAN SERVICES* FBO COMSYS 401K 9300 WARD PKWY KANSAS CITY MO 64114-3317	16.49

	SAXON & CO FBO PO BOX 7780-1888 PHILADELPHIA PA 19182-0001	10.40

	JPMORGAN CHASE TTEE* FBO INCISIVE MEDIA 401K PLAN C/O JPMORGAN RETIREMENT PLAN SVCX 9300 WARD PKWY KANSAS CITY MO 64114-3317	8.54

Part I - 41

Name of Fund	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	AST CAPITAL TRUST COMPANY TTEE* FBO M-D BLUILDING PRODUCTS INC 401K PLAN C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	43.11

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO BUNN-O-MATIC CORP 401K SAVINGS PLAN & TRUST PO BOX 105117 ATLANTA GA 30348-5117	11.52

	JPMORGAN CHASE BANK TR* HARRIS PUBLICATIONS INC 401K PROFIT SHARING PLAN AMERICAN CENTURY SERVICES INC ATTN: RPS MGMT RPTG PO BOX 419784 KANSAS CITY MO 64141-6784	5.89

	JPMORGAN CHASE BANK TTEE* FBO EDISON ELECTRIC INSTITUTE NONQUALIFIED PLANS 9300 WARD PKWY KANSAS CITY MO 64114-3317	10.60

	JPMORGAN CHASE BANK TTEE* JPMORGAN RETIREMENT PLAN SERVICES BROCK MCVEY COMPANY PSP & 401K 9300 WARD PKWY KANSAS CITY MO 64114-3317	6.51

	JPMORGAN TRUST CO NA* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	11.73

JPMORGAN SMARTRETIREMENT 2030 FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	9.29

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK ONE CORPORATION FBO TS TECK INDUSTRIES INC 401K SAVINGS PLAN PO BOX 105117 ATLANTA GA 30348-5117	31.81

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO S E L INC 401K RET PLAN PO BOX 105117 ATLANTA GA 30348-5117	8.34

	GPC SECURITIES INC AGENT SIMPLE* JPMORGAN CHASE BANK FBO ARIZONA CHEMICAL COMPANY PO BOX 105117 ATLANTA GA 30348-5117	12.14

Part I - 42

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	ASMITA B GAMI BHARAT M GAMI JT WROS 512 HUDSON AVE WEEHAWKEN NJ 07086-5716	6.47

	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	5.90

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.51

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	7.60

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF JAMES M WHEALAN 9402 SARATOGA CT HICKORY HILLS IL 60457-6500	15.63

	UBS FINANCIAL SERVICES INC FBO COIN METER COMPANY ERISA 401K FBO DAVID HEDGECOCK 10630 SW BARBUR BLVD PORTLAND OR 97219-6856	7.59

	CHARLES SCHWAB & CO ING SPECIAL CUSTODY ACCOUNT FBO CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERT ST SAN FRANCISCO CA 94104-4151	39.81

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK AS TRUSTEE FBO* CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	18.91

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	27.79

	JPMORGAN CHASE AS TTEE* FBO ASTELLAS US RETIREMENT AND SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.13

Part I - 43

Name of Fund	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	21.93

	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE MIDMICHIGAN HEALTH 403B MIDLAND MI 48670-0001	15.56

	JPMORGAN CHASE AS TRUSTEE* FBO ASTEC INDUSTRIES INC 401(K) RETIREMENT PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	13.10

JPMORGAN SMARTRETIREMENT 2035 FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	46.10

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K PLAN & TRUST FOR UNION MEMBERS JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	6.65

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF JAY W GASSER 4101 FOXWOOD CT JAMESVILLE WI 53546-8887	7.28

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	27.53

Part I - 44

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	NFS LLC FBO* JPMORGAN CHASE BANK N A CU IRA R/O FBO CHRISTINE L BRICKETT 196 RABBIT RUN WELLS ME 04090	94.80

	UBS FINANCIAL SERVICES INC FBO COIN METER COMPANY ERISA 401K FBO ERIC ARBAK 10630 SW BARBUR BLVD PORTLAND OR 97219-6856	5.20

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE TTEE* FBO INCISIVE MEDIA 401K PLAN C/O JPMORGAN RETIREMENT PLAN SVCS 9300 WARD PKWY KANSAS CITY MO 64114-3317	7.32

	JPMORGAN RETIREMENT PLAN SERVICES* FBO COMSYS 401K 9300 WARD PKWY KANSAS CITY MO 64114-3317	27.29

	JPMORGAN CHASE AS TTEE* FBO ASTELLAS US RETIREMENT AND SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	59.66

SELECT CLASS SHARES	AST CAPITAL TRUST COMPANY TTEE* FBO M-D BUILDING PRODUCTS INC 401K PLAN C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	40.69

	GPC SECURITIES INC AGENT FOR * JPMORGAN CHASE BANK FBO BUNN-O-MATIC CORP 401K SAVINGS PLAN & TRUST PO BOX 105117 ATLANTA GA 30348-5117	26.78

	GPC SECURITIES INC AGENT FOR * JPMORGAN CHASE BANK FBO BUNN-O-MATIC CORP RET PLAN INVESTMENT PO BOX 105117 ATLANTA GA 30348-5117	5.46

	JPMORGAN CHASE BANK TTEE* FBO EDISON ELECTRIC INSTITUTE NONQUALIFIED PLANS 9300 WARD PKWY KANSAS CITY MO 64114-3317	8.90

	JPMORGAN RETIREMENT PLAN SERVICES* FBO PMORGAN CHASE AS TTEE FOR AMERICAN EXPRESS INCENTIVES RET SAVINGS PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.34

	JPMORGAN CHASE BANK TR* HARRIS PUBLICATIONS INC 401K PSP AMERICAN CENURY SERVICES INC ATTN: RPS MGMT RPTG PO BOX 419784 KANSAS CITY MO 64141-6784	7.28

Part I - 43

Name of Fund	Name and Address of Shareholder	Percentage Held

JPMORGAN SMARTRETIREMENT 2040 FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.42

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO TS TECK INDUSTRIES INC 401K SAVINGS PLAN PO BOX 105117 ATLANTA GA 30348-5117	49.86

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO EDEN STONE CO INC EMPLOYEE RET PLAN SAVINGS PO BOX 105117 ATLANTA GA 30348-5117	10.57

CLASS C SHARES	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9.24

	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	25.30

	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.35

	SOUTHWEST SECURITIES INC FBO OZER ALGAN SOUTHWEST SECURITIES INC IRA R/O CUST PO BOX 509002 DALLAS TX 75250-9002	39.56

Part I - 44

Name of Fund	Name and Address of Shareholder	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE BANK AS TRUSTEE FBO* CLARIAN HEALTH PARTNERS DC PLAN JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	18. 13

	JPMORGAN CHASE BANK CUST* FBO IOWA HEALTH SYSTEM SECTION 401K JPMRPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	38.89

SELECT CLASS SHARES	JPMORGAN CHASE BANK AS TTEE* FBO STEEL TECHNOLOGIES INC RETIREMENT SAVINGS PLAN C/O JPMORGAN RPS MGMT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	5.25

	JPMORGAN CHASE AS TRUSTEE* FBO ASTEC INDUSTRIES INC 401(K) RETIREMENT PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	13.76

	JPMORGAN CHASE BANK TTEE* FBO VANGENT RETIREMENT PLAN C/O JPMORGAN RET PLAN SERVICES JPMRPS MGT RPTG TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	9.58

	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE MIDMICHIGAN HEALTH 403B MIDLAND MI 48670-0001	20.16

	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE MIDMICHIGAN HEALTH FROZEN MIDLAND MI 48670-0001	5.69

	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	12.88

Part I - 45

Name of Fund	Name and Address of Shareholder	Percentage Held

JPMORGAN SMARTRETIREMENT 2045 FUND

CLASS A SHARES	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	37.53

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	12.38

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K PLAN & TRUST FOR UNION MEMBERS JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	7.64

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD IRA R/O CUS IRA OF SANDRA NORTH 225 W CLEARWATER RD LINDENHURST NY 11757-6456	6.38

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO MIKE RAISOR DEALERSHIP 401K PLAN PO BOX 105117 ATLANTA GA 30348-5117	9.49

CLASS C SHARES	JPMORGAN INVESTMENT MGT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	83.44

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD IRA R/O CUS IRA OF GRACE COSENTINO 6204 23RD AVE BROOKLYN NY 11204-3303	16.56

Part I - 46

Name of Fund	Name and Address of Shareholder	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE AS TTEE* FBO ASTELLAS US RETIREMENT AND SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	68.44

	JPMORGAN CHASE AS TTEE* FBO IOWA HEALTH SYSTEM SECTION 401K RETIREMENT SAVINGS PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	7.70

	JPMORGAN CHASE AS TTEE* FBO INCISIVE MEDIA 401K PLAN C/O JPMORGAN RETIREMENT PLAN SVCS 9300 WARD PKWY KANSAS CITY MO 64114-3317	9.81

	JPMORGAN RETIREMENT PLAN SERVICES* FBO COMSYS 401K 9300 WARD PKWY KANSAS CITY MO 64114-3317	11.64

SELECT CLASS SHARES	AST CAPITAQL TRUST COMPANY TTEE* FBO M-D BUILDING PRODUCTS INC 401K PLAN C/O JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	12.41

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO BUNN-O-MATIC CORP 401K SAVINGS PLAN & TRUST PO BOX 105117 ATLANTA GA 30348-5117	46.15

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO BUNN-O-MATIC CORP RET PLAN INVESTMENT PO BOX 105117 ATLANTA GA 30348-5117	6.51

	JPMORGAN INVESTMENT MGT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	17.91

	JPMORGAN CHASE BANK TTEE* FBO EDISON ELECTRIC INSTITUTE NONQUALIFIED PLANS 9300 WARD PKWY KANSAS CITY MO 64114-3317	6.54

Part I - 47

Name of Fund	Name and Address of Shareholder	Percentage Held

JPMORGAN SMARTRETIREMENT 2050 FUND

CLASS A SHARES	JPMORGAN INVESTMENT MGT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	11.76

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.96

	MICHAEL D MILLER TRACI M MILLER JTWROS 3340 N SHEFFIELD AVE APT 2 CHICAGO IL 60657-9351	33.41

	NFS LLC FBO* JPMORGAN CHASE BANK ROTH CUST IRA OF TODD ROCHOW 55 W DELAWARE PL APT 403 CHICAGO IL 60610-6084	7.83

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K PLAN & TRUST FOR UNION MEMBERS JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	13.30

CLASS C SHARES	JPMORGAN INVESTMENT MGT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	69.51

	NFS LLC FBO GRACE COSENTINO 6204 23RD AVE BROOKLYN NY 11204-3303	8.42

	UBS FINANCIAL SERVICES INC FBO UBS-FINSVC CUST FBO SATHISH DHANDAYUTHAM 1000 HARBOR BLVD PO BOX 3321 WEEHAWKEN NJ 07086-8154	12.44

	UBS FINANCIAL SERVICES INC FBO COIN METER COMPANY ERISA 401K FBO MATTHEW SCHRUNK 10630 SW BARBUR BLVD PORTLAND OR 97219-6856	9.61

Part I - 48

Name of Fund	Name and Address of Shareholder	Percentage Held

INSTITUTIONAL CLASS SHARES	JPMORGAN CHASE AS CUST* FBO CLARIAN HEALTH PARTNERS DEFINED CONTRIBUTION PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	26.29

	JPMORGAN CHASE AS TTEE* FBO ASTELLAS US RETIREMENT AND SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	16.25

	JPMORGAN CHASE BANK TTEE* FBO CAMBRIDGE INFORMATION GROUP 401K RETIREMENT PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	11.21

	JPMORGAN RETIREMENT PLAN SERVICES* FBO JPMORGAN CHASE AS TTEE FOR COMSYS 401K PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	6.90

	JPMORGAN RETIREMENT PLAN SERVICES* FBO JPMORGAN CHASE AS TTEE FOR EAGLEPICHER SALARIED 401K PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	7.73

	JPMORGAN CHASE AS TTEE* FOR IOWA HEALTH SYSTEM SECTION 401K RETIREMENT SAVINGS PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	19.11

SELECT CLASS SHARES	JPMORGAN INVESTMENT MGT* ATTN BEVERLY HOYNG 1111 POLARIS PARKWAY STE 2F COLUMBUS OH 43240-2031	14.82

	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	21.69

	JPMORGAN CHASE BANK* FBO CLIENT ATTN: FUND OPERATIONS 3/OPS3 500 STANTON CHRISTIANA ROAD NEWARK DE 19713-2105	41.27

Part I - 49

Name of Fund	Name and Address of Shareholder	Percentage Held

JPMORGAN SMARTRETIREMENT INCOME FUND

CLASS A SHARES	GPC SECURITIES INC AGENT SIMPLE* JP MORGAN CHASE BANK FBO ARIZONA CHEMICAL COMPANY PO BOX 105117 ATLANTA GA 30348-5117	7.39

	GPC SECURITIES INC AGENT FOR* JP MORGAN CHASE BANK FBO TS TECK INDUSTRIES INC 401K SAVINGS PLAN PO BOX 105117 ATLANTA GA 30348-5117	6.06

	GPC SECURITIES INC AGENT FOR* JP MORGAN CHASE BANK FBO MIAMI-LUKEN INC 401K PS PLAN PO BOX 105117 ATLANTA GA 30348-5117	9.54

	GPC SECURITIES INC AGENT TRUSTEE MERRILL LYNCH BK & TRUST CO FSB FBO J M BRENNAN INC NON-UNION EMPLOYEE PSP PO BOX 105117 ATLANTA GA 30348-5117	11.56

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K SAVINGS PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	16.41

	JPMORGAN CHASE BANK AS TTEE* FBO FOREMOST FARMS USA 401K PLAN & TRUST FOR UNION MEMBERS JPMORGAN RPS 5500 TEAM 9300 WARD PKWY KANSAS CITY MO 64114-3317	6.04

	JPMORGAN CHASE BANK AS TTEE* FBO GOLDEN GUERNSEY DAIRY COOPERATIVE PENSION PLAN C/O JPMORGAN RETIREMENT PLAN SERV 9300 WARD PKWY KANSAS CITY MO 64114-3317	6.82

	GPC SECURITIES INC AGENT FOR* JPMORGAN CHASE BANK FBO GATEWAY PLASTICS INC 401K PSP PO BOX 105117 ATLANTA GA 30348-5117	6.69

Part I - 50

Name of Fund	Name and Address of Shareholder	Percentage Held

CLASS C SHARES	LPL FINANCIAL SERVICES 9785 TOWNE CENTRE DR SAN DIEGO CA 92121-1968	11.79

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF ANDREA L MOSCATELLO 17 PROSPECT PL HILLSDALE NJ 07642-2021	15.03

	NFS LLC FBO* JPMORGAN CHASE BANK TRAD CUST IRA OF ROYCE MABE 75 MABE STILLWELL LN HARNED KY 40144-6074	17.24

	NFS LLC FBO NFS/FMTC IRA BDA SPS KENNETH J BOYK 812 HERITAGE DR MT PROSPECT IL 60056-1978	6.56

	NFS LLC FBO NFS/FMTC IRA R/O FBO FREDERICK J BERO 10669 FAIRFIELD ST WESTCHESTER IL 60154-5105	6.06

	NFS LLC FBO NFS/FMTC IRA R/O FBO PATRICIA D SWART 7533 171ST ST TINLEY PARK IL 60477-2679	8.43

	NFS LLC FBO NFS/FMTC IRA R/O FBO ROBERT J SHANLEY 1174 N 39TH RD EARLVILLE IL 60518-6046	5.25

	UBS FINANCIAL SERVICES INC FBO UBS-FINSVC CUST FBO NATHAN SILVERMAN 1000 HARBOR BLVD PO BOX 3321 WEEHAWKEN NJ 07086-8154	13.05

INSTITUTIONAL CLASS SHARES	STRAFE & CO* BOIA-ONE GROUP OPERATIONS 1111 POLARIS PARKWAY PO BOX 711234 COLUMBUS OH 43271-0001	71.86

Part I - 51

Name of Fund	Name and Address of Shareholder	Percentage Held

SELECT CLASS SHARES	JPMORGAN CHASE AS TRUSTEE* FBO ASTEC INDUSTRIES INC 401(K) RETIREMENT PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	18.00

	JPMORGAN CHASE BANK AS TTEE* FBO ELMERS PRODUCTS INC 401K PLAN 9300 WARD PKWY KANSAS CITY MO 64114-3317	6.28

	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE MIDMICHIGAN HEALTH 403B MIDLAND MI 48670-0001	21.49

	PIMS/PRUDENTIAL RETIREMENT AS NOMINEE FOR THE TTEE MIDMICHIGAN HEALTH FROZEN MIDLAND MI 48670-0001	10.34

	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE NC 28288-0001	24.29

	JPMORGAN CHASE AS TTEE* FBO ASTEC INDUSTRIES INC 401K RETIREMENT PLAN C/O JPMORGAN RETIREMENT PLAN SVCS 9300 WARD PKWY KANSAS CITY MO 64114-3317	18.00

* The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act.

          The persons listed above as owning 25% or more of the outstanding shares of a Predecessor Fund may be presumed to “control” (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.

FINANCIAL STATEMENTS

          The Financial Statements are incorporated by reference to this SAI. The Financial Statements for the fiscal year ended June 30, 200 8 have been audited by PricewaterhouseCoopers, LLP, an independent registered public accounting firm to the Trust, as indicated in its reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These Financial Statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

Part I - 52

JPMorgan Funds

STATEMENT OF ADDITIONAL INFORMATION

PART II

          Part II of this SAI describes policies and practices that apply to each of the JPMorgan Funds, for which Part I precedes this Part II. Part II is not a standalone document and must be read in conjunction with Part I. References in this Part II to a “Fund” means each JPMorgan Fund, unless noted otherwise. Capitalized terms used and not otherwise defined in this Part II have the meanings given to them in Part I of this SAI.

Part II - i

PART II

Part II - ii

Part II - iii

INVESTMENT STRATEGIES AND POLICIES

          As noted in the applicable Prospectuses for each of the Funds, in addition to the main investment strategy and the main investment risks described in the Prospectuses, each Fund may employ other investment strategies and may be subject to other risks, which are described below. The Funds may engage in the practices described below to the extent consistent with their investment objectives, strategies, polices and restrictions. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Because the following is a combined description of investment strategies of all of the Funds, certain matters described herein may not apply to particular Funds.

For a list of investment strategies and policies employed by each Fund, see “INVESTMENT PRACTICES” in Part I of this SAI.

Asset-Backed Securities

          Asset-backed securities consist of securities secured by company receivables, home equity loans, truck and auto loans, leases, or credit card receivables. Asset-backed securities also include other securities backed by other types of receivables or other assets, including collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. Such assets are generally securitized through the use of trusts or special purpose corporations. Asset-backed securities are backed by a pool of assets representing the obligations often of a number of different parties. Certain of these securities may be illiquid.

          Asset-backed securities are generally subject to the risks of the underlying assets. In addition, asset-backed securities, in general, are subject to certain additional risks including depreciation, damage or loss of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In addition, the underlying assets (for example, the underlying credit card debt) may be refinanced or paid off prior to maturity during periods of declining interest rates. Changes in prepayment rates can result in greater price and yield volatility. If asset-backed securities are pre-paid, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk. Under certain prepayment rate scenarios, a Fund may fail to recover additional amounts paid (i.e., premiums) for securities with higher interest rates, resulting in an unexpected loss.

          A CBO is a trust or other special purpose entity (“SPE”) which is typically backed by a diversified pool of fixed income securities (which may include high risk, below investment grade securities). A CLO is a trust or other SPE that is typically collateralized by a pool of loans, which may include, among others, domestic and non-U.S. senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present and may fail to protect a Fund against the risk of loss on default of the collateral. Certain CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI. CDOs may charge management fees and administrative expenses, which are in addition to those of a Fund.

          For both CBOs and CLOs, the cashflows from the SPE are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche, which bears the first loss from defaults from the bonds or loans in the SPE and serves to protect the other, more senior tranches from default (though such protection is not complete). Since it is partially protected from defaults, a senior tranche from a CBO or CLO typically has higher ratings and lower yields than its underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can

Part II - 1

experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as investor aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

          The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities. However, an active dealer market may exist for CDOs, allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities and asset-backed securities generally discussed elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Auction Rate Securities

          Auction rate securities consist of auction rate municipal securities and auction rate preferred securities sold through an auction process issued by closed-end investment companies, municipalities and governmental agencies. For more information on risks associated with municipal securities, see “Municipal Securities” below.

          Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.

          Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the closed-end fund on the securities in its portfolio and distributed to holders of the preferred securities. However, such designation may be made only if the closed-end fund treats preferred securities as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”).

Part II - 2

          A Fund’s investment in auction rate preferred securities of closed-end funds is subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed under the 1940 Act. Except as permitted by rule or exemptive order (see “Investment Company Securities and Exchange Traded Funds” below for more information), a Fund is generally prohibited from acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of a Fund’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Fund will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by the Fund.

Bank Obligations

          Bank obligations consist of bankers’ acceptances, certificates of deposit, and time deposits.

          Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. To be eligible for purchase by a Fund, a bankers’ acceptance must be guaranteed by a domestic or foreign bank or savings and loan association having, at the time of investment, total assets in excess of $1 billion (as of the date of its most recently published financial statements).

          Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit may also include those issued by foreign banks outside the United States (“U.S.”) with total assets at the time of purchase in excess of the equivalent of $1 billion. Such certificates of deposit include Eurodollar and Yankee certificates of deposits. Eurodollar certificates of deposit are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the U.S. Yankee certificates of deposit are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the U.S. Certain Funds may also invest in obligations (including banker’s acceptances and certificates of deposit) denominated in foreign currencies (see “Foreign Investments (including Foreign Currencies)”) herein. To be eligible for purchase by a Fund, a certificate of deposit must be issued by (i) a domestic or foreign branch of a U.S. commercial bank which is a member of the Federal Reserve System or the deposits of which are insured by the Federal Deposit Insurance Corporation, or (ii) a domestic savings and loan association, the deposits of which are insured by the Federal Deposit Insurance Corporation provided that, in each case, at the time of purchase, such institution has total assets in excess of $1 billion (as of the date of their most recently published financial statements).

          Time deposits are interest-bearing non-negotiable deposits at a bank or a savings and loan association that have a specific maturity date. A time deposit earns a specific rate of interest over a definite period of time. Time deposits cannot be traded on the secondary market and those exceeding seven days and with a withdrawal penalty are considered to be illiquid. Time deposits will be maintained only at banks and savings and loan associations from which a Fund could purchase certificates of deposit.

          The Funds will not invest in obligations for which a Fund’s Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.

Commercial Paper

          Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks or bank holding companies, corporations and finance companies. Although commercial paper is generally unsecured, the Funds may also purchase secured commercial paper. In the event of a default of an issuer of secured commercial paper, a Fund may hold the securities and other investments that were pledged as collateral even if it does not invest in such securities or investments. In such a case, the Fund would take steps to dispose of such securities or investments in a commercially reasonable manner.

Part II - 3

Commercial paper includes master demand obligations. See “Variable and Floating Rate Instruments” below.

          Certain Funds may also invest in Canadian commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper, which is U.S. dollar denominated commercial paper of a foreign issuer. See “Risk Factors of Foreign Investments” below.

Convertible Securities

          Certain Funds may invest in convertible securities. Convertible securities include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Generally, convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

          The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holders’ claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders’ claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

          Convertible securities have characteristics similar to both debt and equity securities. Due to the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying common stock. As a result, selection of convertible securities, to a great extent, is based on the potential for capital appreciation that may exist in the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. In some cases, the issuer may cause a convertible security to convert to common stock. In other situations, it may be advantageous for a Fund to cause the conversion of convertible securities to common stock. If a convertible security converts to common stock, a Fund may hold such common stock in its portfolio even if it does not ordinarily invest in common stock.

Custodial Receipts

          Certain Funds may acquire securities in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. These are not considered U.S. government securities and are not backed by the full faith and credit of the U.S. government. These notes and bonds are held in custody by a bank on behalf of the owners of the receipts.

Debt Instruments

          Corporate Debt Securities. Corporate debt securities may include bonds and other debt securities of U.S. and non-U.S. issuers, including obligations of industrial, utility, banking and other corporate issuers. All debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

          High Yield/High Risk Securities/Junk Bonds.

Certain Funds may invest in high yield securities, to varying degrees. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Bal or lower by Moody’s) or unrated but determined by the Fund’s Adviser to be of comparable quality. Other terms used to describe such securities include “lower rated bonds,” non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments.

Part II - 4

          High yield securities are regarded as predominately speculative. There is a greater risk that issuers of lower rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, a Fund would experience a decrease in income and a decline in the market value of its investments. A Fund may also incur additional expenses in seeking recovery from the issuer.

          The income and market value of lower rated securities may fluctuate more than higher rated securities. Non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

          It is often more difficult to value lower rated securities than higher rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. The lower rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower rated securities, valuation of such investments is much more dependent on the judgment of the Adviser than is the case with higher rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, a Fund that invests in lower rated securities may be required to sell investments at substantial losses or retain them indefinitely even where an issuer’s financial condition is deteriorating.

          Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security.

          Future legislation may have a possible negative impact on the market for high yield, high risk bonds. As an example, in the late 1980’s, legislation required federally-insured savings and loan associations to divest their investments in high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on a Fund’s investments in lower rated securities.

          Inflation-Linked Debt Securities. Inflation-linked securities include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation - Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. See also “Foreign Investments (including Foreign Currencies).” Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index (“CPI”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI.

          Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of approximately five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1 , 000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with

Part II - 5

respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-linked securities.

          While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

          Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

          Variable and Floating Rate Instruments. Certain obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Variable and floating rate instruments are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows.

          Subject to their investment objective policies and restrictions, certain Funds may acquire variable and floating rate instruments. A variable rate instrument is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. Certain Funds may purchase extendable commercial notes. Extendable commercial notes are variable rate notes which normally mature within a short period of time (e.g., 1 month) but which may be extended by the issuer for a maximum maturity of thirteen months.

          A floating rate instrument is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Floating rate instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Fund will be determined by the Fund’s Adviser to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, a Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. There may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund. The absence of such an active secondary market could make it difficult for the Fund to dispose of the variable or floating rate instrument involved in the event the issuer of the instrument defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate instruments may

Part II - 6

be secured by bank letters of credit or other assets. A Fund may purchase a variable or floating rate instrument to facilitate portfolio liquidity or to permit investment of the Fund’s assets at a favorable rate of return.

          As a result of the floating and variable rate nature of these investments, the Funds’ yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds’ yields may increase, and they may have reduced risk of capital depreciation.

          Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly “prime rates” charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund’s portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks’ “prime rates” or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

          Variable Amount Master Demand Notes. Variable amount master demand notes are demand notes that permit the indebtedness to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, brokerage, investment banking and other business concerns) must satisfy the same criteria as those set forth with respect to commercial paper, if any, in Part I of this SAI under the heading “Diversification and Quality Descriptions”. A Fund’s Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

          Variable Rate Instruments and Money Market Funds. Variable or floating rate instruments with stated maturities of more than 397 days may, under the SEC’s amortized cost rule applicable to money market funds, Rule 2a-7 under the 1940 Act, be deemed to have shorter maturities as follows:

          (1) Adjustable Rate Government Securities. A Government Security which is a variable rate security where the variable rate of interest is readjusted no less frequently than every 762 days shall be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Government Security which is a floating rate security shall be deemed to have a remaining maturity of one day.

          (2) Short-Term Variable Rate Securities. A variable rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

(3) Long-Term Variable Rate Securities. A variable rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature shall be

Part II - 7

deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

          (4) Short-Term Floating Rate Securities. A floating rate security, the principal amount of which, in accordance with the terms of the security, must unconditionally be paid in 397 calendar days or less shall be deemed to have a maturity of one day.

          (5) Long-Term Floating Rate Securities. A floating rate security, the principal amount of which is scheduled to be paid in more than 397 days, that is subject to a demand feature, shall be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

          As used above, a note is “subject to a demand feature” where the Fund is entitled to receive the principal amount of the note either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days and upon no more than 30 days’ notice.

          Limitations on the Use of Variable and Floating Rate Notes. Variable and floating rate instruments for which no readily available market exists (e.g., illiquid securities) will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceeds 15% of a Fund’s net assets (10% for the JPMorgan Funds which are money market funds (the “Money Market Funds”)) only if such instruments are subject to a demand feature that will permit the Fund to demand payment of the principal within seven days after demand by the Fund. There is no limit on the extent to which a Fund may purchase demand instruments that are not illiquid or deemed to be liquid in accordance with the Adviser’s liquidity determination procedures. If not rated, such instruments must be found by the Fund’s Adviser to be of comparable quality to instruments in which a Fund may invest. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments.

          Zero-Coupon, Pay-in-Kind and Deferred Payment Securities. Zero-coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero-coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received “phantom income.” Because a Fund will distribute “phantom income” to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero-coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

Demand Features

          Certain Funds may acquire securities that are subject to puts and standby commitments (“Demand Features”) to purchase the securities at their principal amount (usually with accrued interest) within a fixed period (usually seven days) following a demand by the Fund. The Demand Feature may be issued by the issuer of the underlying securities, a dealer in the securities or by another third party and may not be transferred separately from the underlying security. The underlying securities subject to a put may be sold at any time at market rates. Applicable Funds expect that they will acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if advisable or necessary, a premium may be paid for put features. A premium paid will have the effect of reducing the yield otherwise payable on the underlying security. Demand Features provided by foreign banks involve certain risks

Part II - 8

associated with foreign investments. See “Foreign Investments (including Foreign Currencies)” for more information on these risks.

          Under a “stand-by commitment,” a dealer would agree to purchase, at a Fund’s option, specified securities at a specified price. A Fund will acquire these commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments may also be referred to as put options.

          The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemption requests and remain as fully invested as possible.

Equity Securities, Warrants and Rights

          Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

          Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, a Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

          Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

          Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

          Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions.

          Initial Public Offerings (“IPOs”) . The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Part II - 9

Foreign Investments (including Foreign Currencies)

          Some of the Funds may invest in certain obligations or securities of foreign issuers. For purposes of a non-Money Market Fund’s investment policies and unless described otherwise in a Fund’s prospectus, an issuer of a security will be deemed to be located in a particular country if: (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its total assets situated in such country. Possible investments include equity securities and debt securities (e.g., bonds and commercial paper) of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, Eurodollar Certificates of Deposit, Eurodollar Time Deposits, Eurodollar Bankers’ Acceptances, Canadian Time Deposits and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper, and Europaper. Securities of foreign issuers may include sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). Sponsored ADRs are listed on the New York Stock Exchange; unsponsored ADRs are not. Therefore, there may be less information available about the issuers of unsponsored ADRs than the issuers of sponsored ADRs. Unsponsored ADRs are restricted securities. EDRs and GDRs are not listed on the New York Stock Exchange. As a result, it may be difficult to obtain information about EDRs and GDRs.

          The Money Market Funds may only invest in U.S. dollar-denominated securities.

          Risk Factors of Foreign Investments. The following is a summary of certain risks associated with foreign investments:

          Political and Exchange Risks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include potential future adverse political and economic developments, possible imposition of withholding taxes on interest or other income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations.

          Higher Transaction Costs. Foreign investments may entail higher custodial fees and sales commissions than domestic investments.

          Accounting and Regulatory Differences. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those of domestic issuers of similar securities or obligations. In addition, foreign issuers are usually not subject to the same degree of regulation as domestic issuers, and their securities may trade on relatively small markets, causing their securities to experience potentially higher volatility and more limited liquidity than securities of domestic issuers. Foreign branches of U.S. banks and foreign banks are not regulated by U.S. banking authorities and may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. In addition, foreign banks generally are not bound by accounting, auditing, and financial reporting standards comparable to those applicable to U.S. banks. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

          Currency Risk. Foreign securities may be denominated in foreign currencies, although foreign issuers may also issue securities denominated in U.S. dollars. The value of a Fund’s investments denominated in foreign currencies and any funds held in foreign currencies will be affected by changes in currency exchange rates, the relative strength of those currencies and the U.S. dollar, and exchange-control regulations.

          Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. The exchange rates between the U.S. dollar and other currencies are

Part II - 10

determined by the forces of supply and demand in foreign exchange markets. Accordingly, the ability of a Fund that invests in foreign securities as part of its principal investment strategy to achieve its investment objective may depend, to a certain extent, on exchange rate movements.

          In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund’s foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the U.S. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the U.S.

          Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating rate bonds, are generally collateralized by U.S. Treasury securities.

          Obligations of Supranational Entities. Obligations of supranational entities include securities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity’s lending activities are limited to a percentage of its total capital (including “callable capital” contributed by its governmental members at the entity’s call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

          Emerging Market Securities. Investing in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

          Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality,

Part II - 11

the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

          Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors, such as policies designed to expropriate or nationalize “sovereign” assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

          Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or to a specific class of securities, which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

          Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

          Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Many emerging market countries have experienced steady declines or even sudden devaluations of their currencies relative to the U.S. dollar. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial to their actual market values.

          A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

          Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain s uninvested and no return is earned on such assets. The inability of the Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio

Part II - 12

securities, could result in the Fund deeming those securities to be illiquid, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

          In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total GDP. These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

          Sovereign Obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

          A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor’s policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to service its debts.

          Foreign Currency Transactions. Certain Funds may engage in various strategies to hedge against currency risks. These strategies may consist of use of any of the following, some of which also have been described elsewhere in this SAI: options on currencies, currency futures, options on such futures, forward foreign currency transactions, forward rate agreements and currency swaps, caps and floors. Certain Funds may engage in such transactions in both U.S. and non-U.S. markets. To the extent a Fund enters into such transactions in markets other than in the U.S., the Fund may be subject to certain currency, settlement, liquidity, trading and other risks similar to those described above with respect to the Fund’s investments in foreign securities. In addition, certain Funds may engage in such transactions as a substitute for securities in which the Fund invests, to increase exposure to a foreign currency, to shift exposure from one foreign currency to another, for risk management purposes or to increase income or gain to the Fund.

          While a Fund’s use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the net asset value of the Fund will fluctuate. There can be no assurance that a Fund’s hedging transactions will be effective. Furthermore, a Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in currency exchange rates occur.

          Certain Funds are authorized to deal in forward foreign exchange between currencies of the different countries in which the Fund will invest and multi-national currency units as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements entered into in the interbank market to purchase or sell one specified currency for

Part II - 13

another currency at a specified future date (up to one year) and price at the time of the contract. A Fund’s dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions.

          Transaction Hedging. When a Fund engages in transaction hedging, it enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of their portfolio securities. A Fund will engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

          A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Certain Funds reserve the right to purchase and sell foreign currency futures contracts traded in the U.S. and subject to regulation by the Commodity Futures Trading Commission (“CFTC”).

          For transaction hedging purposes, a Fund may also purchase U.S. exchange-listed call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the foreign currency futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.

          Position Hedging. When engaging in position hedging, a Fund will enter into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which their portfolio securities are denominated or an increase in the value of currency for securities which a Fund’s Adviser expects to purchase. In connection with the position hedging, the Fund may purchase or sell foreign currency forward contracts or foreign currency on a spot basis. A Fund may purchase U.S. exchange-listed put or call options on foreign currency and foreign currency futures contracts and buy or sell foreign currency futures contracts traded in the U.S. and subject to regulation by the CFTC.

          The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

          Forward Foreign Currency Exchange Contracts. For hedging purposes or to increase income or gain, a Fund may purchase forward foreign currency exchange contracts, sometimes referred to as “currency forwards” (“Forward Contracts”), which involve an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties in an amount and at a price set at the time of the contract. In the case of a cancelable Forward Contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers, so no intermediary is required. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

          At the maturity of a Forward Contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

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          Foreign Currency Futures Contracts. Certain Funds may purchase foreign currency futures contracts. Foreign currency futures contracts traded in the U.S. are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange. A Fund may enter into foreign currency futures contracts for hedging purposes and other risk management purposes as defined in CFTC regulations. Certain Funds may also enter into foreign currency futures transactions to increase exposure to a foreign currency, to shift exposure from one foreign currency to another or to increase income or gain to the Fund.

          At the maturity of a futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

          Positions in the foreign currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. There is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position; in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

          For more information on futures contacts, see “Futures Contracts” under the heading “Options and Futures Transactions” below.

          Foreign Currency Options. Certain Funds may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

          A Fund is authorized to purchase or sell listed foreign currency options and currency swap contracts as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities (including securities denominated in the Euro) owned by the Fund, sold by the Fund but not yet delivered, committed or anticipated to be purchased by the Fund, or in transaction or cross-hedging strategies. As an illustration, a Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a Japanese yen-dominated security. In such circumstances, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the dollar relative to the yen will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund also may sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date (a technique called a “straddle”). By selling the call option in this illustration, the Fund gives up the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

          Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price on a future date. Listed options are third-party contracts (i.e., performance of the parties’ obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. Options on futures contracts are traded on boards of trade or futures exchanges. Currency swap contracts are negotiated two-party agreements entered into in the interbank market whereby the parties exchange two foreign currencies at the inception of the contract and agree to reverse the exchange at a specified future time and at a specified exchange rate.

          The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that

Part II - 15

may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than those for round lots.

          There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

          Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

          Non-Deliverable Forwards. Some of the Funds may also invest in non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies that are thinly-traded, illiquid or otherwise non-convertible (each a “Reference Currency”). NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

          Although NDFs are similar to forward foreign currency exchange contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

          NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. The Funds will segregate or earmark liquid assets in an amount equal to the marked to market, on a daily basis, of the NDF.

          The Funds will typically use NDFs for hedging purposes, but may from time to time, use such instruments to increase income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Funds’ respective returns.

          Other Foreign Currency Hedging Strategies. New options and futures contracts and other financial products, and various combinations thereof, continue to be developed, and certain Funds may invest in any such options, contracts and products as may be developed to the extent consistent with the Fund’s investment objective, and the regulatory requirements applicable to investment companies, and subject to the supervision of the Trust’s Board of Trustees.

          Risk Factors in Hedging Transactions. The following is a summary of certain risks associated with foreign currency hedging transactions:

          Imperfect Correlation. Foreign currency hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of the instruments used in hedging strategies

Part II - 16

and price movements in the security being hedged creates the possibility that losses on the hedging transaction may be greater than gains in the value of a Fund’s securities.

          Liquidity. Hedging instruments may not be liquid in all circumstances. As a result, in volatile markets, the Funds may not be able to dispose of or offset a transaction without incurring losses. Although the contemplated use of hedging instruments should tend to reduce the risk of loss due to a decline in the value of the hedged security, at the same time the use of these instruments could tend to limit any potential gain which might result from an increase in the value of such security.

          Leverage and Volatility Risk. Derivative instruments, including foreign currency derivatives, may sometimes increase or leverage a Fund’s exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund.

          Judgment of the Adviser. Successful use of hedging instruments by a Fund depends upon the ability of the applicable Adviser to predict correctly movements in the direction of interest and currency rates and other factors affecting markets for securities. If the expectations of the applicable Adviser are not met, a Fund would be in a worse position than if a hedging strategy had not been pursued. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its hedging positions. In addition, when hedging with instruments that require variation margin payments, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet such requirements.

          Other Risks. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. Thus, a Fund may have to sell securities at a time when it is disadvantageous to do so.

          It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward contract or futures contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

          Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or expects to purchase or sell. Rather, an Adviser will employ these techniques in an effort to maintain an investment portfolio that is relatively neutral to fluctuations in the value of the U.S. dollar relative to major foreign currencies and establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the anticipated devaluation level.

Inverse Floaters and Interest Rate Caps

          Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rate changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

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Investment Company Securities and Exchange Traded Funds

          Investment Company Securities. A Fund may acquire the securities of other investment companies to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Except as described below, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund.

          The 1940 Act’s limits summarized above do not apply to any JPMorgan Fund which is a fund of funds (“Fund of Funds”) such as the JPMorgan Investor Funds (the “Investor Funds”) or the JPMorgan SmartRetirement Funds or to other Funds to the extent permitted by an order or rule issued by the SEC or as permitted by the 1940 Act. Effective July 31, 2006, under Rule 12d1-1 under the 1940 Act, any of the Funds may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of the rule.

          Pursuant to Rule 12d1-2 under the 1940 Act, effective as of July 31, 2006, funds of funds that previously were permitted only to invest in affiliated funds, government securities and short-term paper are now permitted under certain circumstances to invest in: (1) unaffiliated investment companies (subject to certain limits), (2) other types of securities (such as stocks, bonds and other securities) not issued by an investment company that are consistent with the fund’s investment policies and (3) affiliated or unaffiliated money market funds as part of “cash sweep” arrangements. One consequence of these new rules is that any fund, whether or not previously designated as a fund of funds, may invest without limit in affiliated funds if the acquisition is consistent with the investment policies of the fund and the restrictions of the rules. A Fund investing in affiliated funds under these new rules could not invest in a Fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

          Exchange Traded Funds (“ETFs”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price performance and dividend yield of a particular broad-based, sector or international index. Broad based ETFs typically track a broad group of stocks from different industries and market sectors. For example, iShares S&P 500 Index Fund and Standard and Poor’s Depositary Receipts are ETFs that track the S&P 500 Index. Sector ETFs track companies represented in related industries within a sector of the economy. International ETFs track a group of stocks from a specific country.

          ETFs also may hold a portfolio of debt securities. For example, iShares Lehman 1-3 Year Treasury Bond Fund invests in a portfolio of publicly issued, U.S. Treasury securities designed to track the Lehman Brothers 1-3 Year Treasury Index. Similarly, iShares iBoxx $ Inves tmen t Grade Corporate Bond Fund is designed to track a segment of the U.S. investment grade corporate bond market as defined by the iBoxx $ Liquid Investment Grade Index.

          ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. ETFs are traded on an exchange and, in some cases may not be redeemed. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.

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          The investment vehicles issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.

          Select sector ETFs and other types of ETFs continue to be developed. As new products are developed, the Funds may invest in them to the extent consistent with the Fund’s investment objective, policies and restrictions.

          Unless permitted by the 1940 Act or an order or rule issued by the SEC (see “ Investment Company Securities ” above for more information), the Fund’s investments in unaffiliated ETFs are subject to certain percentage limitations of the 1940 Act regarding investments in other investment companies. As a general matter, these percentage limitations currently require a Fund to limit its investments in any one issue of ETFs to 5% of the Fund’s total assets and 3% of the outstanding voting securities of the ETF issue. Moreover, a Fund’s investments in all ETFs may not currently exceed 10% of the Fund’s total assets under the 1940 Act, when aggregated with all other investments in investment companies.

          SEC exemptive orders granted to various iShares funds (which are ETFs) and other ETFs and their investment advisers permit the Funds to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Board of Trustees that the advisory fees charged by the Adviser to the Fund are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

          Loan Assignments and Participations Some of the Funds may invest in fixed and floating rate loans (“Loans”). Loans may include senior floating rate loans (“Senior Loans”) and secured and unsecured loans, second lien or more junior loans and bridge loans (“Junior Loans”). Loans are typically arranged through private negotiations between borrowers in the U.S. or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations (“Obligors”) and one or more financial institutions and other lenders (“Lenders”). Generally, the Funds invest in Loans by purchasing assignments of all or a portion of Loans (“Assignments”) or Loan participations (“Participations”) from third parties.

          A Fund has direct rights against the Obligor on the Loan when it purchases an Assignment. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. With respect to Participations, typically, a Fund will have a contractual relationship only with the Lender and not with the Obligor. The agreement governing Participations may limit the rights of a Fund to vote on certain changes which may be made to the Loan agreement, such as waiving a breach of a covenant. However, the holder of a Participation will generally have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate. Participations may entail certain risks relating to the creditworthiness of the parties from which the participations are obtained.

          A Loan is typically originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a group of Loan investors. The Agent typically administers and enforces the Loan on behalf of the other Loan investors in the syndicate. The Agent’s duties may include responsibility for the collection of principal and interest payments from the Obligor and the apportionment of these payments to the credit of all Loan investors. The Agent is also typically responsible for monitoring compliance with the covenants contained in the Loan agreement based upon reports prepared by the Obligor. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Loan investors. In the event of a default by the Obligor, it is possible, though unlikely, that the Fund could receive a portion of the borrower’s collateral. If the Fund receives collateral other than cash, any proceeds received from liquidation of such collateral will be available for investment as part of the Fund’s portfolio.

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          In the process of buying, selling and holding Senior Loans, a Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a Fund buys or sells a Loan it may pay a fee. In certain circumstances, a Fund may receive a prepayment penalty fee upon prepayment of a Loan.

          Additional Information concerning Senior Loans. Senior Loans typically hold the most senior position in the capital structure of the Obligor, are typically secured with specific collateral and have a claim on the assets and/or stock of the Obligor that is senior to that held by subordinated debtholders and shareholders of the Obligor. Collateral for Senior Loans may include (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and/or (iv) security interests in shares of stock of subsidiaries or affiliates.

          Additional Information concerning Junior Loans. Junior Loans include secured and unsecured loans including subordinated loans, second lien and more junior loans, and bridge loans. Second lien and more junior loans (“Junior Lien Loans”) are generally second or further in line in terms of repayment priority. In addition, Junior Lien Loans may have a claim on the same collateral pool as the first lien or other more senior liens or may be secured by a separate set of assets. Junior Lien Loans generally give investors priority over general unsecured creditors in the event of an asset sale.

          Junior Loans that are bridge loans or bridge facilities (“Bridge Loans”) are short-term loan arrangements (e.g., 12 to 18 months) typically made by an Obligor in anticipation of intermediate-term or long-term permanent financing. Most Bridge Loans are structured as floating-rate debt with step-up provisions under which the interest rate on the Bridge Loan rises the longer the Loan remains outstanding. In addition, Bridge Loans commonly contain a conversion feature that allows the Bridge Loan investor to convert its Loan interest to senior exchange notes if the Loan has not been prepaid in full on or prior to its maturity date. Bridge Loans may be subordinate to other debt and may be secured or undersecured.

          Additional Information concerning unfunded commitments. Unfunded commitments are contractual obligations pursuant to which the Fund agrees to invest in a Loan at a future date. Typically, the Fund receives a commitment fee for entering into the Unfunded Commitment.

          Additional Information concerning synthetic letters of credit. Loans include synthetic letters of credit. In a synthetic letter of credit transaction, the Lender typically creates a special purpose entity or a credit-linked deposit account for the purpose of funding a letter of credit to the borrower. When a Fund invests in a synthetic letter of credit, the Fund is typically paid a rate based on the Lender’s borrowing costs and the terms of the synthetic letter of credit. Synthetic letters of credit are typically structured as Assignments with the Fund acquiring direct rights against the Obligor.

          Limitations on Investments in Loan Assignments and Participations. If a government entity is a borrower on a Loan, the Fund will consider the government to be the issuer of an Assignment or Participation for purposes of a Fund’s fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry (i.e., foreign government).

          Risk Factors of Loan Assignments and Participations. Loans are subject to the risks associated with debt obligations in general including interest rate risk, credit risk and market risk. When a Loan is acquired from a Lender, the risk includes the credit risk associated with the Obligor of the underlying Loan. The Fund may incur additional credit risk when the Fund acquires a participation in a Loan from another lender because the Fund must assume the risk of insolvency or bankruptcy of the other lender from which the Loan was acquired. To the extent that Loans involve Obligors in foreign or emerging markets, such Loans are subject to the risks associated with foreign investments or investments in emerging markets in general. The following outlines some of the additional risks associated with Loan Assignments and Participations.

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High Yield Securities Risk. The Loans that a Fund invests in may not be rated by an NRSRO, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. To the extent that such high yield Loans are rated, they typically will be rated below investment grade and are subject to an increased risk of default in the payment of principal and interest as well as the other risks described under “High Yield/High Risk Securities/Junk Bonds.” Loans are vulnerable to market sentiment such that economic conditions or other events may reduce the demand for Loans and cause their value to decline rapidly and unpredictably.

Liquidity Risk. Although the Funds limit their investments in illiquid securities to no more than 15% of the Fund’s net assets at the time of purchase, Loans that are deemed to be liquid at the time of purchase may become illiquid or less liquid. No active trading market may exist for certain Loans and certain Loans may be subject to restrictions on resale or have a limited secondary market. Certain Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The inability to dispose of certain Loans in a timely fashion or at a favorable price could result in losses to a Fund.

Collateral, Subordination and Litigation Risk. With respect to Loans that are secured, a Fund is subject to the risk that collateral securing the Loan will decline in value or have no value or that the Fund’s lien is or will become junior in payment to other liens. A decline in value, whether as a result of bankruptcy proceedings or otherwise, could cause the Loan to be undercollateralized or unsecured. There may be no formal requirement for the Obligor to pledge additional collateral. In addition, collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy an Obligor’s obligation on a Loan.

If an Obligor becomes involved in bankruptcy proceedings, a court may invalidate the Loan or the Fund’s security interest in loan collateral or subordinate the Fund’s rights under a Senior Loan or Junior Loan to the interest of the Obligor’s other creditors, including unsecured creditors, or cause interest or principal previously paid to be refunded to the Obligor. If a court required interest or principal to be refunded, it could negatively affect Fund performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the Obligor did not receive fair consideration for granting the security interest in the Loan collateral to a Fund. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the Obligor, but were instead paid to other persons (such as shareholders of the Obligor) in an amount which left the Obligor insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of a Fund’s security interest in Loan collateral. If the Fund’s security interest in Loan collateral is invalidated or the Senior Loan is subordinated to other debt of an Obligor in bankruptcy or other proceedings, the Fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Fund could have to refund interest.

Lenders and investors in Loans can be sued by other creditors and shareholders of the Obligors. Losses can be greater than the original Loan amount and occur years after the principal and interest on the Loan has been repaid.

Agent Risk. Selling Lenders, Agents and other entities who may be positioned between a Fund and the Obligor will likely conduct their principal business activities in the banking, finance and financial services industries. Investments in Loans may be more impacted by a single economic, political or regulatory occurrence affecting such industries than other types of investments. Entities engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, government regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally. An Agent, Lender or other entity positioned between a Fund and the Obligor may become insolvent or enter FDIC receivership or bankruptcy.

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The Fund might incur certain costs and delays in realizing payment on a Loan or suffer a loss of principal and/or interest if assets or interests held by the Agent, Lender or other party positioned between the Fund and the Obligor are determined to be subject to the claims of the Agent’s, Lender’s or such other party’s creditors.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make Loans, particularly in connection with highly leveraged transactions, the availability of Loans for investment may be adversely affected. Furthermore, such legislation or regulation could depress the market value of Loans held by the Fund.

Inventory Risk. Affiliates of the Adviser may participate in the primary and secondary market for Loans. Because of limitations imposed by applicable law, the presence of the Adviser’s affiliates in the Loan market may restrict a Fund’s ability to acquire some Loans, affect the timing of such acquisition or affect the price at which the Loan is acquired.

Information Risk. There is typically less publicly available information concerning Loans than other types of fixed income investments. As a result, a Fund generally will be dependent on reports and other information provided by the Obligor, either directly or through an Agent, to evaluate the Obligor’s creditworthiness or to determine the Obligor’s compliance with the covenants and other terms of the Loan Agreement. Such reliance may make investments in Loans more susceptible to fraud than other types of investments. In addition, because the Adviser may wish to invest in the publicly traded securities of an Obligor, it may not have access to material non-public information regarding the Obligor to which other Loan investors have access.

Junior Loan Risk. Junior Loans are subject to the same general risks inherent to any Loan investment. Due to their lower place in the Obligor’s capital structure and possible unsecured status, Junior Loans involve a higher degree of overall risk than Senior Loans of the same Obligor. Junior Loans that are Bridge Loans generally carry the expectation that the Obligor will be able to obtain permanent financing in the near future. Any delay in obtaining permanent financing subjects the Bridge Loan investor to increased risk. An Obligor’s use of Bridge Loans also involves the risk that the Obligor may be unable to locate permanent financing to replace the Bridge Loan, which may impair the Obligor’s perceived creditworthiness.

Miscellaneous Investment Strategies and Risks

          Borrowings. A Fund may borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. If a Fund utilizes borrowings, for investment purposes or otherwise, it may pledge up to 33⅓% of its total assets to secure such borrowings. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative or emergency purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

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          Certain types of investments are considered to be borrowings under precedents issued by the SEC. Such investments are subject to the limitations as well as asset segregation requirements. In addition, each Fund may enter into Interfund Lending Arrangements. Please see “Interfund Lending”.

          Commodity-Linked Derivatives. Commodity-linked derivatives are derivative instruments the value of which is linked to the value of a commodity, commodity index or commodity futures contract. A Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Use of leveraged commodity-linked derivatives creates the possibility for greater loss (including the likelihood of greater volatility of the Fund’s net asset value), and there can be no assurance that a Fund’s use of leverage will be successful. Tax considerations may limit a Fund’s ability to pursue investments in commodity-linked derivatives.

          Exemptive Relief to Invest in Financial Instruments. The SEC granted the JPMorgan Funds exemptive relief from Rule 12d1-2(a) under the 1940 Act, permitting funds relying on Rule 12d1-2, such as the JPMorgan SmartRetirement Funds, to make investments in financial instruments that may not be considered “securities” as defined in Section 2(a)(36) of the 1940 Act. Therefore, such Funds of Funds may invest directly in financial instruments in addition to other JPMorgan Funds and securities as permitted by the 1940 Act.

          Impact of Large Redemptions and Purchases of Fund Shares. From time to time, shareholders of a Fund (which may include affiliates of the Adviser or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

          Interfund Lending. To satisfy redemption requests or to cover unanticipated cash shortfalls, a Fund may enter into lending agreements (“Interfund Lending Agreements”) under which the Fund would lend money and borrow money for temporary purposes directly to and from another JPMorgan Fund through a credit facility (“Interfund Loan”), subject to meeting the conditions of an SEC exemptive order granted to the Funds permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

          If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan, (b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days) and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

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          A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another JPMorgan Fund, the Fund’s interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility nor from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

          No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund’s net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event may the duration exceed seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

          The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs.

          Master Limited Partnerships. Certain companies are organized as master limited partnerships (“MLPs”) in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects or provide financial services. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund that invests in an MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.

          The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

          New Financial Products. New options and futures contracts and other financial products, and various combinations thereof, including over-the-counter products, continue to be developed. These various products may be used to adjust the risk and return characteristics of certain Funds’ investments. These various products may increase or decrease exposure to security prices, interest rates, commodity prices, or other factors that affect security values, regardless of the issuer’s credit risk. If market conditions do not perform as expected, the performance of a Fund would be less favorable than it would have been if these products were not used. In addition, losses may occur if counterparties involved in transactions do not perform as promised. These products may expose the Fund to potentially greater return as well as potentially greater risk of loss than more traditional fixed income investments.

          Private Placements, Restricted Securities and Other Unregistered Securities. Subject to its policy limitation, a Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called “private placement” exemption from registration

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afforded by Section 4(2) under the Securities Act of 1933, as amended (the “1933 Act”), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

          A Fund is subject to a risk that should the Fund decide to sell illiquid securities when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

          The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act and other restricted securities (i.e., other securities subject to restrictions on resale). Section 4(2) commercial paper (“4(2) paper”) is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, that agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. 4(2) paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in 4(2) paper, thus providing liquidity. The Funds believe that 4(2) paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Funds intend, therefore, to treat restricted securities that meet the liquidity criteria established by the Board of Trustees, including 4(2) paper and Rule 144A Securities, as determined by the Fund’s Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities.

          The ability of the Trustees to determine the liquidity of certain restricted securities is permitted under an SEC Staff position set forth in the adopting release for Rule 144A under the 1933 Act (“Rule 144A”). Rule 144A is a nonexclusive safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. Rule 144A provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. Rule 144A was expected to further enhance the liquidity of the secondary market for securities eligible for resale. The Funds believe that the Staff of the SEC has left the question of determining the liquidity of all restricted securities to the Trustees. The Trustees have directed each Fund’s Adviser to consider the following criteria in determining the liquidity of certain restricted securities:

•	the frequency of trades and quotes for the security;

•	the number of dealers willing to purchase or sell the security and the number of other potential buyers;

•	dealer undertakings to make a market in the security; and

•	the nature of the security and the nature of the marketplace trades.

          Certain 4(2) paper programs cannot rely on Rule 144A because, among other things, they were established before the adoption of the rule. However, the Trustees may determine for purposes of the Trust’s liquidity requirements that an issue of 4(2) paper is liquid if the following conditions, which are set forth in a 1994 SEC no-action letter, are met:

•	The 4(2) paper must not be traded flat or in default as to principal or interest;

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•

The 4(2) paper must be rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or if unrated, is determined by a Fund’s Adviser to be of equivalent quality;

•

The Fund’s Adviser must consider the trading market for the specific security, taking into account all relevant factors, including but not limited, to whether the paper is the subject of a commercial paper program that is administered by an issuing and paying agent bank and for which there exists a dealer willing to make a market in that paper, or is administered by a direct issuer pursuant to a direct placement program;

•

The Fund’s Adviser shall monitor the liquidity of the 4(2) paper purchased and shall report to the Board of Trustees promptly if any such securities are no longer determined to be liquid if such determination causes a Fund to hold more than 10% of its net assets in illiquid securities in order for the Board of Trustees to consider what action, if any, should be taken on behalf of the Trust, unless the Fund’s Adviser is able to dispose of illiquid assets in an orderly manner in an amount that reduces the Fund’s holdings of illiquid assets to less than 10% of its net assets; and

•	The Fund’s Adviser shall report to the Board of Trustees on the appropriateness of the purchase and retention of liquid restricted securities under these guidelines no less frequently than quarterly.

          Securities Issued in Connection with Reorganizations and Corporate Restructuring. Debt securities may be downgraded and issuers of debt securities including investment grade securities may default in the payment of principal or interest or be subject to bankruptcy proceedings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. A Fund may hold such common stock and other securities even though it does not ordinarily invest in such securities.

          Temporary Defensive Positions. To respond to unusual market conditions, all of the Funds may invest their assets in cash or cash equivalents. Cash equivalents are highly liquid, high quality instruments with maturities of three months or less on the date they are purchased (“Cash Equivalents”) for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer term investments and may prevent the Funds from meeting their investment objectives. The percentage of Fund’s total assets that a Fund may invest in cash or cash equivalents is described in the applicable Fund’s Prospectuses. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements with maturities of 7 days or less (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds, and bank money market deposit accounts.

Mortgage-Related Securities

          Mortgages (Directly Held). Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by a Fund’s Adviser.

          Directly placed mortgages may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and

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other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of a Fund or the Fund’s Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

          Mortgage-Backed Securities (CMOs and REMICs). Mortgage-backed securities include collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”). A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

          Mortgage-backed securities represent pools of mortgage loans assembled for sale to investors by:

•	various governmental agencies such as the Government National Mortgage Association (“Ginnie Mae”);

•	organizations such as the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”); and

•

non-governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers, and private mortgage insurance companies (non-governmental mortgage securities cannot be treated as U.S. government securities for purposes of investment policies).

          There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-related securities and among the securities that they issue.

          Ginnie Mae Securities. Mortgage-related securities issued by Ginnie Mae include Ginnie Mae Mortgage Pass-Through Certificates which are guaranteed as to the timely payment of principal and interest by Ginnie Mae. Ginnie Mae’s guarantee is backed by the full faith and credit of the U.S. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

          Fannie Mae Securities. Mortgage-related securities issued by Fannie Mae include Fannie Mae Guaranteed Mortgage Pass-Through Certificates which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Fannie Mae is a government-sponsored organization owned entirely by private stockholders. Fannie Mae Certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae.

          Freddie Mac Securities. Mortgage-related securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the U.S., created pursuant to an Act of Congress, which is owned by private stockholders. Freddie Mac Certificates are not guaranteed by the U.S. or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. or of any Federal Home Loan Bank. Freddie Mac Certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

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           For more information on recent events impacting Fannie Mae and Freddie Mac securities, see “Recent Events Regarding Fannie Mae and Freddie Mac Securities” under the heading “Risk Factors of Mortgage-Related Securities” below.

          CMOs and guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by Fannie Mae, Freddie Mac, Ginnie Mae and private issuers are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. The Funds do not currently intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC Trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage pass-through certificates (the “Mortgage Assets”). The obligations of Fannie Mae, Freddie Mac or Ginnie Mae under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae, Freddie Mac or Ginnie Mae, respectively.

          Fannie Mae REMIC Certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

          Freddie Mac REMIC Certificates. Freddie Mac guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified residential mortgages or participation therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. Freddie Mac also guarantees timely payment of principal on certain PCs referred to as “Gold PCs.”

          Ginnie Mae REMIC Certificates. Ginnie Mae guarantees the full and timely payment of interest and principal on each class of securities (in accordance with the terms of those classes as specified in the related offering circular supplement). The Ginnie Mae guarantee is backed by the full faith and credit of the U.S.

          REMIC Certificates issued by Fannie Mae, Freddie Mac and Ginnie Mae are treated as U.S. Government securities for purposes of investment policies.

          CMOs and REMIC Certificates provide for the redistribution of cash flow to multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. This reallocation of interest and principal results in the redistribution of prepayment risk across different classes. This allows for the creation of bonds with more or less risk than the underlying collateral exhibits. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs and REMIC Certificates include, among others, principal only structures, interest only structures, inverse floaters and “parallel pay” CMOs and REMIC Certificates. Certain of these structures may be more volatile than other types of CMO and REMIC structures. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and

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prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount of principal payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes. The Z-Bonds in which the Funds may invest may bear the same non-credit-related risks as do other types of Z-Bonds. Z-Bonds in which the Fund may invest will not include residual interest.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

          Mortgage Dollar Rolls. When a Fund enters into mortgage dollar rolls, it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. When a Fund enters into mortgage dollar rolls, the Fund will earmark and reserve until the settlement date Fund assets, in cash or liquid securities, in an amount equal to the forward purchase price. A Fund benefits to the extent of:

•	any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”); or

•	fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase.

          Unless such benefits exceed the income, capital appreciation or gains on the securities sold as part of the mortgage dollar roll, the investment performance of a Fund will be less than what the performance would have been without the use of mortgage dollar rolls. The benefits of mortgage dollar rolls may depend upon a Fund’s Adviser’s ability to predict mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. The Funds currently intend to enter into mortgage dollar rolls that are accounted for as a financing transaction. For purposes of diversification and investment limitations, mortgage dollar rolls are considered to be mortgage-backed securities.

          Stripped Mortgage-Backed Securities. Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities issued outside the REMIC or CMO structure. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (“IOs”), while the other class will receive all of the principal (“POs”). Mortgage IOs receive monthly interest payments based upon a notional amount that declines over time as a result of the normal monthly amortization and unscheduled prepayments of principal on the associated mortgage POs.

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          In addition to the risks applicable to Mortgage-Related Securities in general, SMBS are subject to the following additional risks:

          Prepayment/Interest Rate Sensitivity. SMBS are extremely sensitive to changes in prepayments and interest rates. Even though these securities have been guaranteed by an agency or instrumentality of the U.S. government, under certain interest rate or prepayment rate scenarios, the Funds may lose money on investments in SMBS.

Interest Only SMBS. Changes in prepayment rates can cause the return on investment in IOs to be highly volatile. Under extremely high prepayment conditions, IOs can incur significant losses.

          Principal Only SMBS. POs are bought at a discount to the ultimate principal repayment value. The rate of return on a PO will vary with prepayments, rising as prepayments increase and falling as prepayments decrease. Generally, the market value of these securities is unusually volatile in response to changes in interest rates.

          Yield Characteristics. Although SMBS may yield more than other mortgage-backed securities, their cash flow patterns are more volatile and there is a greater risk that any premium paid will not be fully recouped. A Fund’s Adviser will seek to manage these risks (and potential benefits) by investing in a variety of such securities and by using certain analytical and hedging techniques.

          Adjustable Rate Mortgage Loans. Certain Funds may invest in adjustable rate mortgage loans(“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

          Adjustable interest rates can cause payment increases that some borrowers may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payment protect borrowers from unlimited interest rate and payment increases.

          Certain ARMs may provide for periodic adjustments of scheduled payments in order to amortize fully the mortgage loan by its stated maturity. Other ARMs may permit their stated maturity to be extended or shortened in accordance with the portion of each payment that is applied to interest as affected by the periodic interest rate adjustments.

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          There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury bill rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the net asset value of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

          In general, changes in both prepayment rates and interest rates will change the yield on Mortgage- Backed Securities. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. As is the case with fixed mortgage loans, ARMs may be subject to a greater rate of principal prepayments in a declining interest rate environment. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates than if prevailing interest rates remain constant because the availability of fixed rate mortgage loans at competitive interest rates may encourage mortgagors to refinance their ARMs to “lock-in” a lower fixed interest rate. Conversely, if prevailing interest rates rise significantly, ARMs may prepay at lower rates than if prevailing rates remain at or below those in effect at the time such ARMs were originated. As with fixed rate mortgages, there can be no certainty as to the rate of prepayments on the ARMs in either stable or changing interest rate environments. In addition, there can be no certainty as to whether increases in the principal balances of the ARMs due to the addition of deferred interest may result in a default rate higher than that on ARMs that do not provide for negative amortization.

          Other factors affecting prepayment of ARMs include changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgage properties and servicing decisions.

          Risk Factors of Mortgage-Related Securities. The following is a summary of certain risks associated with Mortgage-Related Securities:

          Guarantor Risk. There can be no assurance that the U.S. government would provide financial support to Fannie Mae or Freddie Mac if necessary in the future. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured.

          Interest Rate Sensitivity. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment. For this and other reasons, a mortgage-related security’s stated maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage- related securities include both interest and principal. No assurance can be given as to the return the Fund will receive when these amounts are reinvested.

          Market Value. The market value of the Fund’s adjustable rate Mortgage-Backed Securities may be adversely affected if interest rates increase faster than the rates of interest payable on such securities or by the adjustable rate mortgage loans underlying such securities. Furthermore, adjustable rate Mortgage- Backed Securities or the mortgage loans underlying such securities may contain provisions limiting the amount by which rates may be adjusted upward and downward and may limit the amount by which

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monthly payments may be increased or decreased to accommodate upward and downward adjustments in interest rates.

          Prepayments. Adjustable rate Mortgage-Backed Securities have less potential for capital appreciation than fixed rate Mortgage-Backed Securities because their coupon rates will decline in response to market interest rate declines. The market value of fixed rate Mortgage-Backed Securities may be adversely affected as a result of increases in interest rates and, because of the risk of unscheduled principal prepayments, may benefit less than other fixed rate securities of similar maturity from declining interest rates. Finally, to the extent Mortgage-Backed Securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the Fund’s principal investment to the extent of the premium paid. On the other hand, if such securities are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income.

          Yield Characteristics. The yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments, usually monthly, and the possibility that prepayments of principal may be made at any time. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. As with fixed rate mortgage loans, adjustable rate mortgage loans may be subject to a greater prepayment rate in a declining interest rate environment. The yields to maturity of the Mortgage-Backed Securities in which the Funds invest will be affected by the actual rate of payment (including prepayments) of principal of the underlying mortgage loans. The mortgage loans underlying such securities generally may be prepaid at any time without penalty. In a fluctuating interest rate environment, a predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on the mortgage loans and prevailing mortgage loan interest rates taking into account the cost of any refinancing. In general, if mortgage loan interest rates fall sufficiently below the interest rates on fixed rate mortgage loans underlying mortgage pass-through securities, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on the fixed rate mortgage loans underlying the mortgage pass-through securities, the rate of prepayment may be expected to decrease.

           Recent Events Regarding Fannie Mae and Freddie Mac Securities. The value of Fannie Mae and Freddie Mac’s securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses. In mid−2008, the U.S. Treasury was authorized to increase the size of home loans that Fannie Mae and Freddie Mac could purchase in certain residential areas and, until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock. More recently, in September 2008, the U.S. Treasury announced that Fannie Mae and Freddie Mac had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. In addition to placing the companies in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to Fannie Mae and Freddie Mac. First, the U.S. Treasury has entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that Fannie Mae’s or Freddie Mac’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the company in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage−backed securities issued by Fannie Mae and Freddie Mac. Second, the U.S. Treasury established a new secured lending credit facility that is available to Fannie Mae and Freddie Mac until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase Fannie Mae and Freddie Mac mortgage−backed securities, which is expected to continue until December 2009. No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage−backed securities issued by Fannie Mae and Freddie Mac will be successful.

Municipal Securities

          Municipal Securities are issued to obtain funds for a wide variety of reasons. For example, municipal securities may be issued to obtain funding for the construction of a wide range of public facilities such as:

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1.	bridges;

2.	highways;

3.	roads;

4.	schools;

5.	waterworks and sewer systems; and

6.	other utilities.

Other public purposes for which Municipal Securities may be issued include:

1.	refunding outstanding obligations;

2.	obtaining funds for general operating expenses; and

3.	obtaining funds to lend to other public institutions and facilities.

In addition, certain debt obligations known as “Private Activity Bonds” may be issued by or on behalf of municipalities and public authorities to obtain funds to provide:

1.	water, sewage and solid waste facilities;

2.	qualified residential rental projects;

3.	certain local electric, gas and other heating or cooling facilities;

4.	qualified hazardous waste facilities;

5.	high-speed intercity rail facilities;

6.	governmentally-owned airports, docks and wharves and mass transportation facilities;

7.	qualified mortgages;

8.	student loan and redevelopment bonds; and

9.	bonds used for certain organizations exempt from Federal income taxation.

Certain debt obligations known as “Industrial Development Bonds” under prior Federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide:

1.	privately operated housing facilities;

2.	sports facilities;

3.	industrial parks;

4.	convention or trade show facilities;

5.	airport, mass transit, port or parking facilities;

6.	air or water pollution control facilities;

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7.	sewage or solid waste disposal facilities; and

8.	facilities for water supply.

          Other private activity bonds and industrial development bonds issued to fund the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, however the size of such issues is limited under current and prior Federal tax law. The aggregate amount of most private activity bonds and industrial development bonds is limited (except in the case of certain types of facilities) under Federal tax law by an annual “volume cap.” The volume cap limits the annual aggregate principal amount of such obligations issued by or on behalf of all governmental instrumentalities in the state.

          The two principal classifications of Municipal Securities consist of “general obligation” and “limited” (or revenue) issues. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and method of enforcement of general obligation bonds vary according to the law applicable to the particular issuer, and payment may be dependent upon appropriation by the issuer’s legislative body. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Private activity bonds and industrial development bonds generally are revenue bonds and thus not payable from the unrestricted revenues of the issuer. The credit and quality of such bonds is generally related to the credit of the bank selected to provide the letter of credit underlying the bond. Payment of principal of and interest on industrial development revenue bonds is the responsibility of the corporate user (and any guarantor).

          The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities, and in other tax-exempt investments including pollution control bonds and tax-exempt commercial paper. Each Fund that may purchase municipal bonds may purchase:

1.	Short-term tax-exempt General Obligations Notes;

2.	Tax Anticipation Notes;

3.	Bond Anticipation Notes;

4.	Revenue Anticipation Notes;

5.	Project Notes; and

6.	Other forms of short-term tax-exempt loans.

          Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues. Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the U.S. through agreements with the issuing authority which provide that, if required, the Federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.

          There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications. Also, the yields on Municipal Securities depend upon a variety of factors, including:

1.	general money market conditions;

2.	coupon rate;

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3.	the financial condition of the issuer;

4.	general conditions of the municipal bond market;

5.	the size of a particular offering;

6.	the maturity of the obligations; and

7.	the rating of the issue.

          The ratings of Moody’s and S&P represent their opinions as to the quality of Municipal Securities. However, ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Adviser will consider such an event in determining whether the Fund should continue to hold the obligations.

          Municipal Securities may include obligations of municipal housing authorities and single-family mortgage revenue bonds. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Economic developments, including fluctuations in interest rates and increasing construction and operating costs, may also adversely impact revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

          Single-family mortgage revenue bonds are subject to extraordinary mandatory redemption at par in whole or in part from the proceeds derived from prepayments of underlying mortgage loans and also from the unused proceeds of the issue within a stated period which may be within a year from the date of issue.

          Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Municipal leases may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above. The Board of Trustees is responsible for determining the credit quality of unrated municipal leases on an ongoing basis, including an assessment of the likelihood that the lease will not be canceled.

          Premium Securities. During a period of declining interest rates, many Municipal Securities in which the Funds invest likely will bear coupon rates higher than current market rates, regardless of whether the securities were initially purchased at a premium.

          Risk Factors in Municipal Securities. The following is a summary of certain risks associated with Municipal Securities:

          Tax Risk. The Code imposes certain continuing requirements on issuers of tax-exempt bonds regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the U.S. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

          Housing Authority Tax Risk. The exclusion from gross income for Federal income tax purposes for certain housing authority bonds depends on qualification under relevant provisions of the Code and on other provisions of Federal law. These provisions of Federal law contain requirements relating to the cost and location of the residences financed with the proceeds of the single-family mortgage bonds and the income levels of tenants of the rental projects financed with the proceeds of the multi-family housing

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bonds. Typically, the issuers of the bonds, and other parties, including the originators and servicers of the single-family mortgages and the owners of the rental projects financed with the multi-family housing bonds, covenant to meet these requirements. However, there is no assurance that the requirements will be met. If such requirements are not met:

•	the interest on the bonds may become taxable, possibly retroactively from the date of issuance;

•	the value of the bonds may be reduced;

•	you and other Shareholders may be subject to unanticipated tax liabilities;

•	a Fund may be required to sell the bonds at the reduced value;

•	it may be an event of default under the applicable mortgage;

•	the holder may be permitted to accelerate payment of the bond; and

•	the issuer may be required to redeem the bond.

          In addition, if the mortgage securing the bonds is insured by the Federal Housing Administration (“FHA”), the consent of the FHA may be required before insurance proceeds would become payable.

          Information Risk. Information about the financial condition of issuers of Municipal Securities may be less available than about corporations having a class of securities registered under the SEC.

          State and Federal Laws. An issuer’s obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These laws may extend the time for payment of principal or interest, or restrict the Fund’s ability to collect payments due on Municipal Securities. In addition, recent amendments to some statutes governing security interests (e.g., Revised Article 9 of the Uniform Commercial Code) change the way in which security interests and liens securing Municipal Securities are perfected. These amendments may have an adverse impact on existing Municipal Securities (particularly issues of Municipal Securities that do not have a corporate trustee who is responsible for filing UCC financing statements to continue the security interest or lien).

          Litigation and Current Developments. Litigation or other conditions may materially and adversely affect the power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax-exempt obligations, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Securities in the same manner.

          New Legislation. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on tax exempt bonds, and similar proposals may be introduced in the future. The Supreme Court has held that Congress has the constitutional authority to enact such legislation. It is not possible to determine what effect the adoption of such proposals could have on (i) the availability of Municipal Securities for investment by the Funds, and (ii) the value of the investment portfolios of the Funds.

          Limitations on the Use of Municipal Securities. Certain Funds may invest in Municipal Securities if the Adviser determines that such Municipal Securities offer attractive yields. The Funds may invest in Municipal Securities either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on Municipal Securities, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater

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than the coupon rate of interest on the related Municipal Securities will to the same extent as interest on such Municipal Securities be exempt from federal income tax and state income tax (where applicable) and not treated as a preference item for individuals for purposes of the federal alternative minimum tax. The Funds may also invest in Municipal Securities by purchasing from banks participation interests in all or part of specific holdings of Municipal Securities. Such participation interests may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from a Fund in connection with the arrangement.

          Each Fund will limit its investment in municipal leases to no more than 5% of its total assets.

Options and Futures Transactions.

          A Fund may purchase and sell (a) exchange traded and over-the-counter (“OTC”) put and call options on securities, indexes of securities and futures contracts on securities and indexes of securities and (b) futures contracts on securities and indexes of securities. Each of these instruments is a derivative instrument as its value derives from the underlying asset or index.

          Subject to its investment objective and policies, a Fund may use futures contracts and options for hedging and risk management purposes and to seek to enhance portfolio performance.

          Options and futures contracts may be used to manage a Fund’s exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Fund’s investments against price fluctuations. Other strategies, including buying futures contracts and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Fund’s overall strategy in a manner deemed appropriate by the Fund’s Adviser and consistent with the Fund’s objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Fund’s return. While the use of these instruments by a Fund may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If a Fund’s Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Fund’s return. Certain strategies limit a Fund’s possibilities to realize gains, as well as its exposure to losses. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Fund will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions, and these transactions could significantly increase the Fund’s turnover rate.

          The Funds have filed a 4.5 notice under the Commodity Exchange Act and are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

          Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices, and futures contracts. A Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. A Fund may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, a Fund will lose the entire premium it paid. If a Fund exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If a Fund exercises an option on an index, settlement is in cash and does not

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involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

          The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

          The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

          Selling (Writing) Put and Call Options. When a Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for the receipt of the premium, a Fund assumes the obligation to pay the strike price for the instrument underlying the option if the other party to the option chooses to exercise it. A Fund may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. If the market is not liquid for a put option a Fund has written, however, it must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below. If the market value of the underlying securities does not move to a level that would make exercise of the option profitable to its holder, the option will generally expire unexercised, and the Fund will realize as profit the premium it received.

          If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing and holding the underlying instrument directly, however, because the premium received for writing the option should offset a portion of the decline.

          Writing a call option obligates a Fund to sell or deliver the option’s underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

          The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark to market payments of variation margin as the position becomes unprofitable.

          Certain Funds will usually sell covered options. A call option is covered if the writer either owns the underlying security (or comparable securities satisfying the cover requirements of the securities exchanges) or has the right to acquire such securities. A put option is covered if the writer segregates cash, high-grade short-term debt obligations, or other permissible collateral equal to the exercise price. As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option

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writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

          When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

          Engaging in Straddles and Spreads. In a straddle transaction, a Fund either buys a call and a put or sells a call and a put on the same security. In a spread, a Fund purchases and sells a call or a put. A Fund will sell a straddle when the Fund’s Adviser believes the price of a security will be stable. The Fund will receive a premium on the sale of the put and the call. A spread permits a Fund to make a hedged investment that the price of a security will increase or decline.

          Options on Indexes. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Fund, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because a Fund’s investments generally will not match the composition of an index.

          For a number of reasons, a liquid market may not exist and thus a Fund may not be able to close out an option position that it has previously entered into. When a Fund purchases an OTC option (as defined below), it will be relying on its counterparty to perform its obligations and the Fund may incur additional losses if the counterparty is unable to perform.

          Exchange-Traded and OTC Options. All options purchased or sold by a Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (“OTC options”) that meet the Fund’s creditworthiness standards. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

          Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

          Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or, in the case of an index futures contract, to make a cash payment based on the value of a securities index. When a Fund sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or, in the case of an index futures contract, to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when a Fund enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Fund wishes to close out a particular position.

          When a Fund purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will

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tend to increase a Fund’s exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

          The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Fund buys or sells a futures contract it will be required to deposit “initial margin” with a futures commission merchant (“FCM”). Initial margin deposits are typically equal to a small percentage of the contract’s value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Fund may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Fund to close out its futures positions. Until it closes out a futures position, a Fund will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of a Fund’s investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in connection with its use of options and futures contracts to the extent required by the staff of the SEC. Each Fund will earmark and reserve liquid assets in an amount equal to the current mark-to-market exposure, on a daily basis, of a futures contract that is contractually required to cash settle. Such assets cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. By setting aside assets equal only to its net obligation under cash-settled futures, a Fund will have the ability to have exposure to such instruments to a greater extent than if a Fund were required to set aside assets equal to the full notional value of such contracts. There is a possibility that earmarking and reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

          The Funds only invest in futures contracts to the extent they could invest in the underlying instrument directly.

          Cash Equitization. The objective where equity futures are used to “equitize” cash is to match the notional value of all futures contracts to a Fund’s cash balance. The notional values of the futures contracts and of the cash are monitored daily. As the cash is invested in securities and/or paid out to participants in redemptions, the Adviser simultaneously adjusts the futures positions. Through such procedures, a Fund not only gains equity exposure from the use of futures, but also benefits from increased flexibility in responding to client cash flow needs. Additionally, because it can be less expensive to trade a list of securities as a package or program trade rather than as a group of individual orders, futures provide a means through which transaction costs can be reduced. Such non-hedging risk management techniques involve leverage and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

          Options on Futures Contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of securities. Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of “variation margin” payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

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          The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are earmarked by a Fund and set aside by the Fund, as required by the 1940 Act and the SEC’s interpretations thereunder.

          Combined Positions. Certain Funds may purchase and write options in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

          Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund’s current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund’s other investments.

          Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund’s options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

          Liquidity of Options and Futures Contracts. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund’s access to other assets held to cover its options or futures positions could also be impaired. (See “Exchange-Traded and OTC Options” above for a discussion of the liquidity of options not traded on an exchange.)

          Position Limits. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Fund’s Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

          Asset Coverage for Futures Contracts and Options Positions. A Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside or earmark appropriate liquid assets in the amount

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prescribed. Such assets cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that the reservation of a large percentage of a Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Real Estate Investment Trusts (“REITs”)

          Certain of the Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.

          REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

          Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:

•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.

          In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500 Index.

Repurchase Agreements

          Repurchase agreements may be entered into with brokers, dealers or banks that meet the Adviser’s credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed by the Adviser to be creditworthy. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-

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party agreement, the maximum maturity of a repurchase agreement will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of a Fund’s restrictions on purchases of illiquid securities. A Fund will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest. The repurchase agreements further authorize the Fund to demand additional collateral in the event that the dollar value of the collateral falls below 100%. A Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities.

          All of the Funds that are permitted to invest in repurchase agreements may engage in repurchase agreement transactions that are collateralized fully as defined in Rule 5b-3 of the 1940 Act, which has the effect of enabling a Fund to look to the collateral, rather than the counterparty, for determining whether its assets are “diversified” for 1940 Act purposes. Certain Funds may, in addition, engage in repurchase agreement transactions that are collateralized by money market instruments, debt securities, loan participations, equity securities or other securities including securities that are rated below investment grade by the requisite NRSROs or unrated securities of comparable quality. For these types of repurchase agreement transactions, the Fund would look to the counterparty, and not the collateral, for determining such diversification.

          A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller’s obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller’s creditors than would be the case with securities owned by the Fund.

Reverse Repurchase Agreements.

          In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by a Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 ⅓% of a Fund’s total assets, except as permitted by law.

Securities Lending

          To generate additional income, certain Funds may lend up to 33 ⅓% of such Fund’s total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal to at least 100% of the market value plus accrued interest on the securities lent. Certain Funds (generally some of the Funds with an investment strategy of investing primarily in U.S. equity securities) use The Goldman Sachs Trust

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Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as their securities lending agent. P ursuant to an agreement among Goldman Sachs, JPMorgan Chase Bank and certain Funds (the “Third Party Securities Lending Agreement”), approved by the Board of Trustees, Goldman Sachs compensates JPMorgan Chase Bank for certain operational services, which may include processing transactions, termination of loans and recordkeeping, provided by JPMorgan Chase Bank. The other Funds (including certain other U.S. equity funds) that engage in securities lending use JPMorgan Chase Bank as their securities lending agent.

          Pursuant to a securities lending agreement approved by the Board of Trustees between Goldman Sachs and the Trusts on behalf of certain JPMorgan U.S. equity funds (the “Goldman Sachs Agreement”), collateral for loans will consist only of cash. Pursuant to a securities lending agreement approved by the Board of Trustees between JPMorgan Chase Bank and certain Funds (the “JPMorgan Agreement”), collateral for loans will consist of cash and with respect to the JPMorgan 100% U.S. Treasury Securities Money Market Fund, may also include U.S. Treasury securities. The Funds receive payments from the borrowers equivalent to the dividends and interest that would have been earned on the securities lent. For loans secured by cash, the Funds seek to earn interest on the investment of cash collateral in investments permitted by the applicable securities lending agreement and w ith respect to loans of securities by the JPMorgan 100% U.S. Treasury Securities Money Market Fund which are secured by U.S. Treasury securities , the Fund will receive a fee from the borrower. With respect to Funds for which Goldman Sachs serves as lending agent, cash collateral may be invested only in Capital Class Shares of the JPMorgan Prime Money Market Fund. With respect to Funds for which JPMorgan Chase Bank serves as securities lending agent, cash collateral may be invested in accordance with the investment guidelines included in the JPMorgan Agreement, which may include U.S. government securities, shares of an investment trust or mutual fund (including affiliated money market funds), commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and the other types of investments as permitted by the applicable Fund’s Prospectuses or SAI.

          Under the JPMorgan Agreement, collateral is marked to market daily to provide a level of collateral at least equal to 100% of the market value plus accrued interest of the securities lent. Under the Goldman Sachs Agreement, collateral is marked to market daily to provide a level of collateral at least equal to 102% of the market value of the securities lent. Loans are subject to termination by the Fund or the borrower at any time, and are therefore not considered to be illiquid investments. The Fund does not have the right to vote proxies for securities on loan. However, the Fund’s Adviser may terminate a loan if the vote is considered material with respect to an investment.

           Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a Fund may use and a Fund may lend securities to only one or a small group of borrowers. In addition, under the Goldman Sachs Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Goldman Sachs Agreement. Funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers. To the extent that the value or return of a Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. In situations where the Adviser does not believe that it is prudent to sell the cash collateral investments in the market, the Fund may borrow money to repay the borrower the amount of cash collateral owed to the borrower upon return of the loaned securities. This will result in financial leverage, which may cause the Fund to be more volatile because financial leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.

Short Selling

          In short selling transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a Fund must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it subsequently at

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the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

          Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

          A Fund may not always be able to borrow a security it wants to sell short. A Fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a Fund will fluctuate in response to movements in the market. Fund performance also will depend on the effectiveness of the Adviser’s research and the management team’s investment decisions.

          Short sales also involve other costs. A Fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a Fund may be required to pay a premium. A Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for a Fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a Fund may be required to pay in connection with the short sale. Until a Fund closes the short position, it will earmark and reserve Fund assets, in cash or liquid securities, to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Short-Term Funding Agreements

          Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

          A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets (10% for the Money Market Funds) will be invested in short-term funding agreements and other illiquid securities.

Structured Investments

          A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit

Part II - 45

risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured instruments include structured notes. In addition to the risks applicable to investments in structured investments and debt securities in general, structured notes bear the risk that the issuer may not be required to pay interest on the structured note if the index rate rises above or falls below a certain level. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Structured investments include a wide variety of instruments including, without limitation, Collateralized Debt Obligations.

          Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund’s ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds will treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund’s net assets (10% for the Money Market Funds), when combined with all other illiquid investments of each Fund.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Swaps and Related Swap Products

          Swap transactions may include, but are not limited to, interest rate swaps, currency swaps, cross- currency interest rate swaps, forward rate agreements, contracts for differences, total return swaps, index swaps, basket swaps, specific security swaps, fixed income sectors swaps, commodity swaps, asset-backed swaps (ABX), credit default swaps, interest rate caps, floors and collars and swaptions (collectively defined as “swap transactions”).

          A Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

          Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap also known as a “swaption,” upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to

Part II - 46

initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the swaption as the counterparty.

          The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

          The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

          The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund. A Fund’s Adviser will consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

          A Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will earmark and reserve assets with a daily value at least equal to the excess, if any, of a Fund’s accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will earmark and reserve assets with a daily value at least equal to the full amount of a Fund’s accrued obligations under the agreement. A Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

          The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by a Fund’s Adviser and approved by the Trustees which are based on various factors, including: (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.

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          During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.

          The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

          Credit Default Swaps. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap (“CDS”), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). CDS include credit default swaps, which are contracts on individual securities, and CDX, which are contracts on baskets or indices of securities.

          Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will earmark and reserve assets, in cash or liquid securities, to cover any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is a seller of a CDS contract, the Fund will earmark and reserve assets, in cash or liquid securities, to cover its obligation.

          If a Fund is a seller of protection under a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

          If a Fund is a buyer of protection under a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a downgrade in credit rating) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

          The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty’s creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party. In addition to general market risks, CDSs involve liquidity, credit and counterparty risks. As unregulated instrument s , CDSs are difficult to value and therefore susceptible to liquidity and credit risks. Counterparty risks also stem from the lack of regulation of CDSs. Collateral posting requirements are individually negotiated between counterparties and there is no regulatory requirement concerning the amount of collateral that a counterparty must post to secure its obligations under a CDS. Because they are unregulated, there is no requirement that parties to a contract be informed in advance when a CDS is sold. As a result, investors may have difficulty identifying the party responsible for payment of their claims.

          If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. There is no readily available market for trading out of CDS contracts. In order to eliminate a position it has taken in a CDS, the Fund must terminate the existing CDS contract or enter into an offsetting trade. The Fund may

Part II - 48

only exit its obligations under a CDS contract by terminating the contract and paying applicable breakage fees, which could result in additional losses to the Fund. Furthermore, the cost of entering into an offsetting CDS position could cause the Fund to incur losses.

Synthetic Variable Rate Instruments

          Synthetic variable rate instruments generally involve the deposit of a long-term tax exempt bond in a custody or trust arrangement and the creation of a mechanism to adjust the long-term interest rate on the bond to a variable short-term rate and a right (subject to certain conditions) on the part of the purchaser to tender it periodically to a third party at par. A Fund’s Adviser reviews the structure of synthetic variable rate instruments to identify credit and liquidity risks (including the conditions under which the right to tender the instrument would no longer be available) and will monitor those risks. In the event that the right to tender the instrument is no longer available, the risk to the Fund will be that of holding the long-term bond. In the case of some types of instruments credit enhancement is not provided, and if certain events occur, which may include (a) default in the payment of principal or interest on the underlying bond, (b) downgrading of the bond below investment grade or (c) a loss of the bond’s tax exempt status, then the put will terminate and the risk to the Fund will be that of holding a long-term bond.

          Total Annual Operating Expenses set forth in the fee table and Financial Highlights section of each Fund’s Prospectuses do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception for the definition of “investment company” provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

Treasury Receipts

          A Fund may purchase interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury notes and U.S. Treasury bonds into a special account at a custodian bank. Receipts include Treasury Receipts (“TRs”), Treasury Investment Growth Receipts (“TIGRs”), and Certificates of Accrual on Treasury Securities (“CATS”). Receipts in which an entity other than the government separates the interest and principal components are not considered government securities unless such securities are issued through the Treasury Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.

Trust Preferred Securities

          Certain Funds may purchase trust preferred securities, also known as “trust preferreds”, which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. An issuer creates trust preferred securities by creating a trust and issuing debt to the trust. The trust in turn issues trust preferred securities. Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock. Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. In addition, trust preferred securities issued by a bank holding company may allow deferral of interest payments for up to 5 years. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

U.S. Government Obligations

          U.S. government obligations may include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the U.S., and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as STRIPS and Coupon Under Book Entry Safekeeping (“CUBES”). The Funds may also invest in TIPS.

          The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the STRIPS program. Under the STRIPS

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program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities.

          Other obligations include those issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the “full faith and credit” of the U.S. Securities which are backed by the full faith and credit of the U.S. include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the U.S., the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the U.S. itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the U.S. include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by Freddie Mac and Fannie Mae, which are supported only by the credit of such securities, but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency’s obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

          Securities may be purchased on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement , a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will earmark and reserve Fund assets, in cash or liquid securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities earmarked and reserved for such purpose and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

          Forward Commitments. Securities may be purchased for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest a Fund’s assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a Fund makes a commitment to purchase a security on a forward commitment basis, cash or liquid securities equal to the amount of such Fund’s commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund’s assets reserved for payment of the commitments will equal the amount of such commitments purchased by the respective Fund.

          Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund’s portfolio are subject to changes in value based upon the public’s perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually

Part II - 50

be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then-available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

          To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

RISK MANAGEMENT

          Each Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Funds fully invested and to reduce the transaction costs associated with cash flows into and out of a Fund. The Funds use a wide variety of instruments and strategies for risk management and the examples below are not meant to be exhaustive.

          Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause a Fund to purchase futures contracts on long term debt securities. Likewise, if the Adviser wishes to gain exposure to an instrument but does not wish to purchase the instrument it may use swaps and related instruments. Similarly, if the Adviser wishes to decrease exposure to fixed income securities or purchase equities, it could cause the Fund to sell futures contracts on debt securities and purchase futures contracts on a stock index. Such non-hedging risk management techniques involve leverage, and thus, present, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

SPECIAL FACTORS AFFECTING CERTAIN FUNDS

          In addition to the investment strategies and policies described above, certain Funds may employ other investment strategies and policies, or similar strategies and policies to a greater extent, and, therefore, may be subject to additional risks or similar risks to a greater extent. For instance, certain Funds which invest in certain state specific securities may be subject to special considerations regarding such investments. For a description of such additional investment strategies and policies as well as corresponding risks for such Funds, see Part I of this SAI.

DIVERSIFICATION

          Certain Funds are diversified funds and as such intend to meet the diversification requirements of the 1940 Act. Please refer to the Fund’s Prospectuses for information about whether the Fund is a diversified or non-diversified Fund. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund, the Fund may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash or cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund’s assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer be unable to make interest or principal payments or should the market value of such securities decline.

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          Each of the Money Market Funds intends to comply with the diversification requirements imposed by Rule 2a-7 of the 1940 Act.

          Certain other Funds are registered as non-diversified investment companies. A Fund is considered “non-diversified” because a relatively high percentage of the Fund’s assets may be invested in the securities of a single issuer or a limited number of issuers, primarily within the same economic sector. A non- diversified Fund’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company.

          Regardless of whether a Fund is diversified under the 1940 Act, all of the Funds will comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See “Distributions and Tax Matters.”

DISTRIBUTIONS AND TAX MATTERS

          The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting each Fund and its shareholders. There may be other tax considerations applicable to particular shareholders. Except as otherwise noted in a Fund’s Prospectus, the Funds are not intended for foreign shareholders. As a result, this section does not address in detail the tax consequences affecting any shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations and the possible application of foreign, state and local law.

          Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined separately for each Fund.

           Special tax rules apply to investments held through defined contribution plans and other tax- qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Qualification as a Regulated Investment Company

          Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a)

derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gain from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”, defined below);

(b)

diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the

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securities of one or more QPTPs. In the case of a Fund’s investments in loan participations, the Fund shall treat both the financial intermediary and the issuer of the underlying loan as an issuer for the purposes of meeting this diversification requirement; and

(c)

distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid—generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, for such year.

          In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnershi p” (defined as a partnership (x) interests in which are traded on an established securities markets or readily tradable on a secondary market as the substantial equivalents thereof, (y) that derives at least 90% of its income from passive income sources defined in Code section 7704(d), and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. Although income from a QPTP is qualifying income, as discussed above, investments in QPTPs cannot exceed 25% of the Fund’s assets. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.

          Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test, described in paragraph (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a fund’s foreign currency gains to the extent that such income is not directly related to the fund’s principal business of investing in stock or securities.

           For purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. A Fund’s investment in MLPs may qualify as an investment in (1) a QPTP, (2) a “regular” partnership, (3) a “passive foreign investment company” (a “PFIC”) or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a Fund can invest in MLPs. The U.S. federal income tax consequences of a Fund’s investments in “PFICs” and “regular” partnerships are discussed in greater detail below.

          If a Fund qualifies for a taxable year as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

          Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income which is retained by a Fund will be subject to tax at regular corporate tax rates. A Fund might also retain for investment its net capital gain. If a Fund does retain such net capital gain, such gain will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their

Part II - 53

respective shares of the undistributed amount, and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

           In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. However, t reasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect to treat all o r part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Excise Tax on Regulated Investment Companies

          If a Fund fails to distribute in a calendar year an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Funds intend to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by a Fund to be de minimis). Certain derivative instruments give rise to ordinary income and loss. If a Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that a Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, an excise tax distribution could constitute a return of capital (see discussion below).

Fund Distributions

          The Funds anticipate distributing substantially all of their net investment income for each taxable year. Distributions are taxable to shareholders even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued.

           Dividends and distributions on a Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may represent economically a return of a particular shareholder’s investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either (i) unrealized, or (ii) realized but not distributed.

          For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Taxes on distributions of capital gain are determined by how long a Fund owned the investment that generated it, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gain from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Distributions of capital gain generally are made after applying any available capital loss carryovers. For taxable years beginning before January 1, 2011, the long-term capital gain tax rate applicable to most individuals is 15% (with lower rates applying to taxpayers in the 10% and 15% rate brackets). A distribution of gain from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.

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          For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC.

          In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by each Fund during any taxable year is equal to or greater than 95% of its “ gross income ” , then 100% of the Fund’s dividends (other than dividends that are properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

          If a Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as “qualified dividend income,” then the Fund may, in turn, designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding-period and other requirements with respect to shares of the underlying fund.

          Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

          A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Funds will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

          If a Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduce s the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

           Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of a Fund will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally,

Part II - 55

acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code. However, any distributions received by a Fund from real estate investment trusts (“REITs”) and PFICs will not qualify for the corporate dividends-received deduction. .

Sale or Redemption of Shares

          The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized in a taxable year beginning before January 1, 2011 generally is taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Depending on a shareholder’s percentage ownership in the Fund, a partial redemption of Fund shares could cause the shareholder to be treated as receiving a dividend, taxable as ordinary income in an amount equal to the full amount of the distribution, rather than capital gain income.

Fund Investments

          Certain investment s of the Funds, including transactions in options, swaptions, futures contracts, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities , including for hedging purposes, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital losses into long-term capital loss, or otherwise affect the character of a Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between a Fund’s book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Funds will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of each Fund and its shareholders.

          The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify

Part II - 56

as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described in “Foreign Taxes,” below.

          Certain debt securities purchased by the Funds are sold at an original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Because each Fund distributes substantially all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. Some of the Funds may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. A Fund investing in such securities may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

          A Fund may invest to a significant extent in debt obligations that are in the lowest rated categories (or are unrated), including debt obligations of issuers that are not currently paying interest or that are in default. Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income taxation or any excise tax.

          Transactions of certain Funds in foreign currencies, foreign currency denominated debt securities and certain foreign currency options, future contracts and forward contracts (and similar instruments) may accelerate income recognition and result in ordinary income or loss to a Fund for federal income tax purposes which will be taxable to the shareholders as such when it is distributed to them.

          Special tax considerations apply if a Fund invests in investment companies that are taxable as partnerships for federal income tax purposes. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year. But the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. A Fund’s receipt of a non-liquidating cash distribution from an investment company taxable as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. A Fund that receives a liquidating cash distribution from an investment company taxable as a partnership will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “u nrealized receivables ” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

          Some amounts received by each Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of

Part II - 57

such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the MLP, the Fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

          Some of the Funds may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

           A Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPS”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income taxation in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as each of the Funds, will generally be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

          In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

          Any investment in residual interests of a Collateralized Mortgage Obligation (a “CMO”) that has elected to be treated as a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

          In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the U.S., a state or political subdivision, or an agency

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or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in a Fund.

           If a Fund invests in PFICs, certain special tax consequences may apply. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. A Fund’s investments in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions.

          If a Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include its share of the company’s income and net capital gain annually, regardless of whether it receives any distributions from the company. Alternately, a Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. A fund that invests indirectly in PFICs by virtue of the fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make such elections; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Investment in Other Funds

          If a Fund invests in shares of other mutual funds, ETFs or other companies that are taxable as regulated investment companies, as well as certain investments in REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

          In addition, in certain circumstances, the “ wash sale ” rules under Section 1091 of the Code may apply to a Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of

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that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related–party transactions rules may cause any losses generated by the Fund on the sale of an underlying fund’s shares to be deferred (or, in some cases, permanently disallowed) if a Fund and the underlying fund are part of the same “controlled group” (as defined in Section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, a Fund and an underlying fund will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the underlying fund.

          As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that each Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

           If a Fund received dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as “qualified dividend income”, then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income”, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

          Depending on a Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by a Fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

          Under current law, a Fund cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying fund. Each Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. The Fund may not include in its calculations the value of foreign securities held indirectly through an underlying fund to reach this 50% threshold.

Backup Withholding

          Each Fund generally is required to backup withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to backup withholding. T he backup withholding rules may also apply to distributions that are properly designated as exempt-interest dividends. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Foreign Shareholders

          The Funds are not intended for foreign shareholders, except for shareholders of Class M Shares. If a beneficial holder who is a foreign shareholder (i.e., not a “U.S. person” within the meaning of the Code) has a trade or business in the U.S., and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the U.S., the dividend will be subject to U.S. federal net income taxation at ordinary income tax rates.

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          Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) -- USRPIs are defined very generally as any interest in U.S. real property or any equity interest in a USRPHC -- the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs and not-greater-than-5% interests in publicly traded classes of stock in REITs.

          In the case of Funds that would be USRPHCs but for the above-mentioned exceptions from the definition of USRPIs, amounts the Fund receives from REITs derived from gains realized from USRPIs will retain the character as such in the hands of the Fund’s foreign shareholders . U nder current law any direct USRPI gain the Fund recognizes does not retain its character as USRPI gain in the hands of foreign shareholders of the Fund, although this may change if certain proposed legislation is enacted. In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates . Moreover, such shareholders will be required to file a U.S. income tax return for the year recognized; the Fund must withhold 35% of the amount of the such distribution. In the case of all other foreign shareholders (i.e., those with a 5%-or-smaller interest in the Fund), the USRPI distribution will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a Capital Gain Dividend), and the Fund must withhold 30% (or possibly a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of such Funds are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed in the above paragraphs through the sale and repurchase of Fund shares.

          In addition, a Fund that is a USRPHC must withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. Prior to January 1, 2008, no withholding generally was required with respect to amounts paid in redemption of shares of a Fund that is a USRPHC and is also domestically controlled. Pending legislation proposes to extend the exemption from withholding for amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, fully retroactively, for up to two years, i.e., through December 31, 2009. If enacted, the pending legislation would be effective as of January 1, 2008. At the time of this filing, it is unclear whether the legislation will be enacted and, if enacted, what the term of the extension will be (e.g., for one year or two years). Unless and until the legislation is enacted, the exemption does not apply to amounts paid in redemption of shares of a Fund that is a domestically controlled qualified investment entity, and withholding is required.

          Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder is not, in general, subject to U.S. federal income tax on gain (and is not allowed a deduction for loss) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the U.S., (ii) in the case of an individual holder, the holder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend (provided that certain other conditions also are met), or (iii) the shares are USRPIs or the Capital Gain Dividends are attributable to the gain recognized on the disposition of a USRPI.

          Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the above rules.

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Foreign Taxes

          Certain Funds may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code and the Treasury Regulations issued thereunder, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

          If a Fund does not make the above election or if more than 50% of its assets at the end of the year do not consist of securities of foreign corporations, the Fund’s net income will be reduced by the foreign taxes paid or withheld. In such cases, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes.

          The foregoing is only a general description of the treatment of foreign source income or foreign taxes under the U.S. federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

Withholding Taxes

          Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, distributions that are properly designated as exempt-interest dividends may be subject to backup withholding, as discussed above. In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income taxation at a rate of 30% (or, subject to certain limitations, possibly a lower applicable treaty rate) even if they are funded by income or gain (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, effective for taxable years of a Fund beginning before January 1, 2008, each Fund was not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the U.S., or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) of U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gain in excess of net long-term capital loss, to the extent such distributions are properly designated by the Fund. Pending legislation could reinstate the exemption from withholding for interest-related distributions and short-term capital gain distributions for one year. However, it is unclear at this time whether the legislation will be enacted. Short-term gain will not include gain from the sale of MLPs to the extent such gain is characterized as ordinary income under the Code’s recapture provisions. The Funds have not determined whether to make such designations. Depending on the circumstances, the Funds may make such designations with respect to all, some or none of its

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potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign person will need to comply with applicable certification requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). There is no guarantee that the exemption from withholding will apply to taxable years of the Funds beginning on or after January 1, 2008. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund makes a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

          If a beneficial holder who is a foreign person carries on a trade or business within the U.S., and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business, the dividends will be subject to U.S. federal net income taxation at the marginal income tax rates applicable to U.S. citizens and residents.

Exempt-Interest Dividends

          Some of the Funds intend to qualify to pay exempt-interest dividends to their respective shareholders. In order to qualify to pay exempt-interest dividends, at least 50% of the value of a Fund’s total assets must consist of tax-exempt municipal bonds at the close of each quarter of the Fund’s taxable year. An exempt-interest dividend is that part of a dividend that is properly designated as an exempt-interest dividend and that consists of interest received by a Fund on such tax-exempt securities. Shareholders of Funds that pay exempt-interest dividends would not incur any regular federal income tax on the amount of exempt-interest dividends received by them from a Fund, but an investment in such a Fund may result in liability for federal and state alternative minimum taxation and may be subject to state and local taxes.

          Interest on indebtedness incurred or continued by a shareholder, whether a corporation or an individual, to purchase or carry shares of a Fund is not deductible to the extent it relates to exempt-interest dividends received by the shareholder from that Fund. Any loss incurred on the sale or redemption of a Fund’s shares held for six months or less will be disallowed to the extent of exempt-interest dividends received with respect to such shares.

          Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by a Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest. All exempt-interest dividends are subject to the corporate alternative minimum tax.

          The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local authority. Shareholders that receive social security or railroad retirement benefits should consult their tax advisors to determine what effect, if any, an investment in a Fund may have on the federal taxation of their benefits.

           From time to time legislation may be introduced or litigation may arise that would change the tax treatment of exempt-interest dividends. Such litigation or legislation may have the effect of raising the state or other taxes payable by shareholders on such dividends. Shareholders should consult their tax advisors for the current federal, state and local law on exempt-interest dividends.

State and Local Tax Matters

          Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

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          Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless a Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Tax Shelter Reporting Regulations

          If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

General Considerations

          The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of each of the Funds, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

TRUSTEES

          The names of the Trustees of the Trusts, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts, the year each Trustee first became a Board member of any of the heritage JPMorgan Funds or heritage One Group Mutual Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Independent Trustees
William J. Armstrong (1941); Trustee of Trusts since 2005; Trustee of	Retired; CFO and Consultant, EduNeering, Inc. (internet business	14 5	None.

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Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

heritage JPMorgan Funds since 1987.	education supplier) (2000–2001); Vice President and Treasurer, Ingersoll-Rand Company (manufacturer of industrial equipment) (1972–2000).

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	14 5	Director, Cardinal Health, Inc (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003 – present).

Dr. Matthew Goldstein (1941); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	14 5

Director, Albert Einstein School of Medicine (1998 – present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President - Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	14 5	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	14 5	None.

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	14 5	Trustee, Carleton College (2003–present).

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Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985– 2001).	14 5	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	14 5	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trusts (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	14 5	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.

Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).

		14 5	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	14 5	None.

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Name (Year of Birth); Positions With the Funds (Since)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held Outside Fund Complex

Independent Trustees Leonard M. Spalding, Jr.** (1935); Trustee of Trusts since 2005; Trustee of heritage JPMorgan Funds since 1998.

Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).

14 5

Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (14 5 funds).

**	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

          Each Trustee serves for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except for Mr. Reid for whom it is age 78. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trusts.

Standing Committees

          The Board of Trustees has four standing committees: the Audit Committee, the Compliance Committee, the Governance Committee, and the Investments Committee.

          The members of the Audit Committee are Messrs. Armstrong (Chair), Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds’ independent accountants; (ii) evaluate the independence of the Funds’ independent accountants; (iii) oversee of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Funds’ securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds; and (vii) act as a liaison between the Funds’ independent registered public accounting firm and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit and Valuation and Compliance Committee responsibilities, and transferred responsibility for oversight of the valuation of portfolio securities from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. When the Funds’ valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee acts in lieu of the full Board.

          As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Compliance Committee are to (i)

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oversee the Funds’ compliance with legal and regulatory and contractual requirements and the Funds’ compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Funds’ Chief Compliance Officer.

          The members of the Governance Committee are Messrs, Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) with respect to the JPMT II Funds, appointment and removal of the Funds’ Senior Officer, and approval of compensation for the Funds’ Senior Officer and retention and compensation of the Senior Officer’s staff and consultants; (vi) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vii) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (viii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (ix) oversight and review of matters with respect to service providers to the Funds (except the Funds’ independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Trusts at each Trust’s principal business address.

          Each member of the Board, except Mr. Reid, serves on the Investments Committee and Mr. Spalding acts as Chairperson. The Investments Committee has three sub-committees divided by asset type and different members of the Investments Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Oden and Schonbachler. For the Money Market Funds and Alternative Products, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investments Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The primary purpose of each sub-committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the Funds designated for review by each sub-committee; and (ii) review and make recommendations to the Investments Committee and/or the Board, concerning the approval of proposed new or continued advisory and distribution arrangements for the Funds or for new funds. The full Board may delegate to the Investments Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the sub-committees receives reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and work to facilitate the understanding by the Investments Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee.

For details of the number of times each of the four standing committees met during the most recent fiscal year, see “TRUSTEES - Standing Committees” in Part I of this SAI.

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For details of the dollar range of equity securities owned by each Trustee in the Funds, see “TRUSTEES - Ownership of Securities” in Part I of this SAI.

Trustee Compensation

          The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the “Deferred Compensation Plan”) pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of JPMT I, JPMT II, Undiscovered Managers Funds, JPMMFG, JPMFMFG. and JPMMFIT, as selected by the Trustee from time to time, to be used to measure the performance of a Trustee’s deferred compensation account. Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee’s deferred compensation account will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation Plan are subject to strict requirements for modification.

          Each Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

For details of Trustee compensation paid by the Funds, including deferred compensation, see “TRUSTEES – Trustee Compensation” in Part I of this SAI.

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OFFICERS

          The Trusts’ executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Trusts. The officers hold office until a successor has been elected and duly qualified. The Trusts have no employees. The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Trusts and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

George C.W. Gatch (1962), President (2005)

Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*

Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008) and Treasurer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Frank J. Nasta (1964), Secretary (2008)

Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Michael J. Tansley (19 64 ), Controller (200 8 )

Vice President, JPMorgan Funds Management, Inc. from July 2008; prior to joining JPMorgan Chase, Mr. Tansley worked for General Electric, as Global eFinance Leader in GE Money from 2004 through 2008 and Vice President and Controller of GE Asset Management from 1998.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration – Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

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Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Paul L. Gulinello (1950), AML Compliance Officer (2005)

Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*

Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975) Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971) Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

For details of the percentage of shares of any class of each Fund owned by the officers and Trustees, as a group, see “SHARE OWNERSHIP – Trustees and Officers” in Part I of this SAI.

INVESTMENT ADVISERS AND SUB-ADVISERS

          Pursuant to investment advisory agreements, JPMIM or JPMIA serves as investment adviser to the Funds, except for the U.S. Real Estate Fund. SC-R&M serves as investment adviser for the U.S. Real Estate Fund pursuant to an agreement with JPMT II. HCM serves as investment sub-adviser to the Highbridge Statistical Market Neutral Fund pursuant to an investment sub-advisory agreement with JPMIM. JFIMI serves as sub-adviser to certain funds pursuant to an investment sub-advisory agreement with JPMIM.

          The Trust’s Shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of JPMorgan Chase, any bank affiliate of JPMIA or any other bank, and are not insured by the FDIC or issued or guaranteed by the U.S. government or any of its agencies.

For details of the investment advisory fees paid under an applicable advisory agreement, see “INVESTMENT ADVISERS - Investment Advisory Fees” in Part I of the SAI for the respective Fund.

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For details of the dollar range of shares of each Fund (excluding Money Market Funds) beneficially owned by the portfolio managers who serve on a team that manages such Fund, see “PORTFOLIO MANAGERS - Portfolio Managers’ Other Accounts Managed” in Part I of this SAI.

          J.P. Morgan Investment Management Inc. JPMIM serves as investment adviser to certain Funds pursuant to the investment advisory agreements between JPMIM and certain of the Trusts (the “JPMIM Advisory Agreements”). Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware which was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

          JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM is located at 245 Park Avenue, New York, NY 10167.

          Under the JPMIM Advisory Agreements, JPMIM provides investment advisory services to certain Funds, which include managing the purchase, retention and disposition of such Funds’ investments. JPMIM may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the applicable Trust’s Board of Trustees and the applicable Fund’s shareholders, as required by the 1940 Act.

          Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) (“JPMFM”), and JPMDS provide certain custodial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and the distributor for certain Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of JPMIM. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

          Under the terms of the JPMIM Advisory Agreements, the investment advisory services JPMIM provides to certain Funds are not exclusive. JPMIM is free to and does render similar investment advisory services to others. JPMIM serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which JPMIM serves as trustee. The accounts which are managed or advised by JPMIM have varying investment objectives, and JPMIM invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of certain Funds. Such accounts are supervised by employees of JPMIM who may also be acting in similar capacities for the Funds. See “Portfolio Transactions.”

          The Funds are managed by employees of JPMIM who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of JPMIM or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

          As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIM or a predecessor, under the JPMIM Advisory Agreements, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIM a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

          The JPMIM Advisory Agreements continue in effect for annual periods beyond October 31 of each year only if specifically approved thereafter annually in the same manner as the Distribution Agreement; except that for new funds, the initial approval will continue for up to two years, after which annual approvals are required. See the “Distributor” section. The JPMIM Advisory Agreements will

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terminate automatically if assigned and are terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund’s outstanding voting securities (as defined in the 1940 Act), on 60 days’ written notice to JPMIM and by JPMIM on 90 days’ written notice to the Trusts (60 days with respect to the International Equity Index Fund, Mid Cap Value Fund, Short Term Bond Fund II and Growth Advantage Fund). The continuation of the JPMIM Advisory Agreements was last approved by the Board of Trustees at its meeting in August 200 8 .

          The JPMIM Advisory Agreements provide that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder, or, with respect to all such Funds except the Mid Cap Value Fund, a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

          JPMorgan Investment Advisors Inc. JPMIA serves as investment adviser to certain JPMT II Funds pursuant to the Amended and Restated Investment Advisory Agreement between JPMIA and JPMT II dated August 12, 2004 (the “JPMIA Advisory Agreement”). On July 1, 2004, Bank One Corporation, the former indirect corporate parent of JPMIA, merged into J.P. Morgan Chase & Co. (now officially known as JPMorgan Chase & Co.). On that date, JPMIA became an indirect, wholly-owned subsidiary of JPMorgan Chase.

          JPMIA is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIA is located at 1111 Polaris Parkway, Columbus, OH 43240.

          JPMIA represents a consolidation of the investment advisory staffs of a number of bank affiliates of the former Bank One Corporation, which have considerable experience in the management of open-end management investment company portfolios, including the applicable Trusts (formerly, The One Group and the Helmsman Funds) since 1985.

          Subject to the supervision of a Trust’s Board of Trustees, JPMIA provides or will cause to be provided a continuous investment program for certain Funds, including investment research and management with respect to all securities and investments and cash equivalents in those Funds. JPMIA may delegate its responsibilities to a sub-adviser. Any subadvisory agreements must be approved by the Trust’s Board of Trustees and the applicable Funds’ shareholders, as required by the 1940 Act.

          The JPMIA Advisory Agreement continues in effect for annual periods beyond October 31 of each year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The continuation of the JPMIA Advisory Agreement was approved by the Trust’s Board of Trustees at its meeting held in August 200 8 .

          The JPMIA Advisory Agreement may be terminated as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser as the case may be. The JPMIA Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel borne by JPMIA, under the JPMIA Advisory Agreement, the applicable Trusts, on behalf of the Funds, have agreed to pay JPMIA a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund’s average daily net assets as described in the applicable Prospectuses.

          The JPMIA Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the respective investment advisory agreement, except a loss resulting from a breach of fiduciary duty with

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respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

          JPMorgan Chase Bank, JPMFM and JPMDS are each subsidiaries of JPMorgan Chase and affiliates of JPMIA. See the “Custodian,” “Administrator,” “Shareholder Servicing” and “Distributor” sections.

          Security Capital Research & Management Incorporated (“SC-R&M”). Security Capital Research & Management Incorporated (“SC-R&M”) serves as investment adviser to the U.S. Real Estate Fund pursuant to an agreement with JPMT II, on behalf of the U.S. Real Estate Fund (the “Real Estate Fund Investment Advisory Agreement”). SC-R&M was formed in January 1995 to provide investment advisory services related to real estate assets to various clients, including the Predecessor U.S. Real Estate Fund. SC-R&M is a direct, wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc.

          SC-R&M makes the investment decisions for the assets of the U.S. Real Estate Fund. SC-R&M also reviews, supervises and administers the Fund’s investment program, subject to the supervision of, and policies established by, the Trustees.

          The Real Estate Fund Investment Advisory Agreement provides that it will continue in effect for successive twelve month periods beyond October 31 of each year if not terminated or approved at least annually by the Trust’s Board of Trustees . The Real Estate Fund Investment Advisory Agreement was initially approved by the Trust’s Board of Trustees at their quarterly meeting on September 30, 2004 and may be terminated as to the U.S. Real Estate Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by the Fund’s Adviser. The Real Estate Fund Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. The continuation of the Real Estate Fund Investment Advisory Agreement was approved by the Board of Trustees at its meeting in August 200 8 .

          The Real Estate Fund Investment Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance under the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

          JF International Management Inc. JPMIM has entered into two investment sub-advisory agreements with JFIMI, one agreement with respect to the Asia Equity Fund and one agreement with respect to the China Region Fund and India Fund (the “JFIMI Sub-Advisory Agreements”) pursuant to which JFIMI serves as investment sub-adviser to such Funds. JFIMI is registered as a registered investment adviser under the Investment Advisers Act and the Hong Kong Securities and Futures Commission. JFIMI is a wholly- owned subsidiary of J.P. Morgan Asset Management (Asia) Inc., which is wholly-owned by JPMAMH. JFIMI is located at 21F, Charter House, 8 Connaught Road, Central Hong Kong.

          JFIMI may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund under applicable laws and that are under the common control of JPMIM; provided that (i) all persons, when providing services under the JFIMI Sub-Advisory Agreements, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of JFIMI. This arrangement will not result in the payment of additional fees by a Fund.

          Pursuant to the terms of the applicable JPMIM Advisory Agreement and the JFIMI Sub-Advisory Agreements, the Adviser and Sub-Adviser are permitted to render services to others. Each such agreement is terminable without penalty by the applicable Trusts, on behalf of the Funds, on not more than 60 days’, nor less than 30 days’, written notice when authorized either by a majority vote of a Fund’s shareholders or

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by a vote of a majority of the Boards of Trustees of the Trusts, or by JPMIM or JFIMI on not more than 60 days’, nor less than 30 days’, written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The applicable JPMIM Advisory Agreement provides that JPMIM or JFIMI shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

          As compensation for the services rendered and related expenses borne by JFIMI, under the applicable JFIMI Sub-Advisory Agreement, JPMIM has agreed to pay JFIMI a fee, which is computed daily and may be paid monthly, at the rate of 0.50% per annum, on the average daily net assets value of the assets of the Asia Equity Fund, and at the rate of 0.60% per annum on the average daily net asset value of the assets of the China Region Fund and the India Fund.

          The JFIMI Sub-Advisory Agreement applicable to the Asia Equity Fund provides that it will continue in effect, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The continuation of the JFIMI Sub-Advisory Agreement applicable to the Asia Equity Fund was approved by the Trust’s Board of Trustees at its meeting held in August 200 8 .

          The JFIMI Sub-Advisory Agreement applicable to the China Region Fund and India Fund provides that it will continue in effect for an initial two-year period and thereafter, if not terminated, from year to year, if such continuance is approved at least annually by the Trust’s Board of Trustees or by vote of a majority of the outstanding Shares of such Fund (as defined under “Additional Information” in this SAI), and a majority of the Trustees who are not parties to the respective investment advisory agreements or interested persons (as defined in the 1940 Act) of any party to the respective investment advisory agreements by votes cast in person at a meeting called for such purpose. The continuation of the JFIMI Sub-Advisory Agreement applicable to the China Region Fund and India Fund was approved by the Trust’s Board of Trustees at its meeting held in August 200 8 .

          Each JFIMI Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the performance under the agreement, except a loss resulting from a willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties, or from reckless disregard by it of its duties and obligations thereunder.

          Highbridge Capital Management, LLC. Highbridge Capital Management, LLC. (“HCM”) has been engaged by JPMIM to serve as investment sub-adviser to the Highbridge Statistical Market Neutral Fund (the “HCM Sub-Advisory Agreement”). HCM is majority owned by J.P. Morgan Asset Management Holdings Inc.

          HCM is an international asset management firm specializing in non-traditional investment management strategies. HCM was founded by Henry Swieca and Glen Dubin. HCM has over 160 staff members including 62 investment and trading professionals in offices in New York, London and Hong Kong.

          HCM is paid monthly by JPMIM a fee equal to a percentage of the average daily net assets of the Highbridge Statistical Market Neutral Fund. The aggregate annual rate of the fees payable by JPMIM to HCM is 1.25% of the Highbridge Statistical Market Neutral Fund’s average daily net assets.

          The HCM Sub-Advisory Agreement will continue in effect for a period of two years from the date of its execution, unless terminated sooner. It may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

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The HCM Sub-Advisory Agreement provides that it will terminate in the event of an “assignment” (as defined in the 1940 Act), and may be terminated without penalty at any time by either party upon 60 days written notice, or upon termination of the JPMIM Advisory Agreement. Under the terms of the HCM Sub-Advisory Agreement, HCM is not liable to JPMIM, the Highbridge Statistical Market Neutral Fund, or its shareholders, for any error of judgment or mistake of law or for any losses sustained by JPMIM, the Highbridge Statistical Market Neutral Fund or its shareholders, except in the case of HCM’s willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the HCM Sub-Advisory Agreement. The continuation of the HCM Sub-Advisory Agreement was approved by the Trust’s Board of Trustees at its meeting held in August 200 8 .

POTENTIAL CONFLICTS OF INTEREST

          The chart in Part I of this SAI entitled “Portfolio Managers’ Other Accounts Managed” shows the number, type and market value as of a specified date of the accounts other than the Funds that are managed by the Funds’ portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

          Responsibility for managing the Advisers’ and its affiliates’ clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

          The Adviser and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser or its affiliates could be viewed as having a conflict of interest to the extent that the Adviser or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser’s or its affiliates’ employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase the Adviser’s and its affiliates’ overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

          As an internal policy matter, the Adviser or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a Fund from purchasing particular

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securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund’s objectives.

          The Adviser and/or its affiliates serve as adviser to the Funds, to the JPMorgan SmartRetirement Funds (the “JPMorgan SmartRetirement Funds”) and to the Investor Funds. The JPMorgan SmartRetirement Funds and the Investor Funds and certain other Funds (“Investing Funds”) may invest in shares of the Funds (other than the Investing Funds). Because the Adviser and/or its affiliates is the adviser to the Funds and it or its affiliates is adviser to the Investing Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the Investing Funds among the Funds. Purchases and redemptions of Fund shares by an Investing Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund’s transaction costs. Large redemptions by an Investing Fund may cause a Fund’s expense ratio to increase due to a resulting smaller asset base. To the extent that the portfolio managers for the Funds also serve as portfolio managers for any of the underlying funds, the portfolio managers may have regular and continuous access to the holdings of such underlying funds . In addition, the portfolio managers of the Investing Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

          The goal of the Adviser and its affiliates is to meet their fiduciary obligation with respect to all clients. The Adviser and its affiliates have policies and procedures that seek to manage conflicts. The Adviser and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers’ Codes of Ethics and JPMC’s Code of Conduct. With respect to the allocation of investment opportunities, the Adviser and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

          Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with the Adviser’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the Adviser and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

          Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

          Fees earned by HCM for managing certain accounts may vary, particularly because for at least two accounts, HCM is paid based upon the performance results for those accounts. This could create a conflict of interest because the portfolio managers could have an incentive to favor certain accounts over others, resulting in other accounts outperforming the Fund. However, HCM believes that this risk is mitigated by the fact that investment decisions for each of the accounts advised by HCM are made through an automated system, and not by any one individual, which processes each account’s transactions independent of those for the other accounts.

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For details of the dollar range of shares of each Fund (excluding the Money Market Funds) beneficially owned by the portfolio managers, see “PORTFOLIO MANAGERS – Ownership of Securities” in Part I of this SAI.

PORTFOLIO MANAGER COMPENSATION

          Each Adviser’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser’s business as a whole.

          Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the Funds’ pre-tax performance is compared to the appropriate market peer group and to each Fund’s benchmark index listed in the Fund’s prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the Fund). Investment performance is generally more heavily weighted to the long-term.

          Awards of restricted stock are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager’s bonus may instead be subject to mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

CODES OF ETHICS

          The Trusts, the Advisers and JPMDS have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act (and pursuant to Rule 204A-1 under the Advisers Act with respect to the Advisers).

          The Trusts’ code of ethics includes policies which require “access persons” (as defined in Rule 17j-1) to: (i) place the interest of Trust shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts’ code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts’ code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

          The code of ethics adopted by the Advisers requires that all employees must: (i) place the interest of the accounts which are managed by the Adviser first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and

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responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of each Adviser are also prohibited from certain mutual fund trading activity including excessive trading of shares of a mutual fund as described in the applicable Fund’s Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. The Advisers’ code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of the Adviser’s affiliated sub-advisers has also adopted the code of ethics described above.

          JPMDS’s code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee’s position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity, including excessive trading of shares of a mutual fund as such term is defined in the applicable Fund’s Prospectuses or SAI, or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS’s code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

PORTFOLIO TRANSACTIONS

          Investment Decisions and Portfolio Transactions. Pursuant to the Advisory and sub-advisory Agreements, the Advisers determine, subject to the general supervision of the Board of Trustees of the Trusts and in accordance with each Fund’s investment objective and restrictions, which securities are to be purchased and sold by each such Fund and which brokers are to be eligible to execute its portfolio transactions. The Advisers operate independently in providing services to their respective clients. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, for example, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

          Brokerage and Research Services. On behalf of the Funds, a Fund’s Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of a Fund unless otherwise prohibited. See “Investment Strategies and Policies.”

          Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. Transactions on stock exchanges (other than foreign stock exchanges) involve the payment of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve payment of fixed brokerage commissions, which are generally higher than those in the U.S. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. As permitted by Section 28(e) of the Securities Exchange Act,

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the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, or the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. In accordance with Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation, the term “brokerage and research services” includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody) or required by rule or regulation in connection with such transactions.

          Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by an Adviser under the Advisory Agreement (or with respect to a Sub-Adviser, under the sub-advisory agreement). The fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser’s receipt of brokerage and research services. To the extent the Funds’ portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

          Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund’s brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

          In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent, except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC’s staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not “interested persons” of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

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          On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

          If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

          Allocation of transactions, including their frequency, to various broker-dealers is determined by a Fund’s Adviser based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, a Fund’s Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which a Fund’s Adviser exercises investment discretion. A Fund’s Adviser may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that a Fund’s Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of a Fund’s Adviser to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy, to the extent such services are permissible under the safe harbor requirements of Section 28(e) of the Securities Exchange Act and consistent with applicable SEC guidance and interpretation. Shareholders of the Funds should understand that the services provided by such brokers may be useful to a Fund’s Adviser in connection with its services to other clients and not all the services may be used by the Adviser in connection with the Fund.

          Under the policy for JPMIM and JPMIA, “soft dollar” services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act, as amended, which allow JPMIM and JPMIA to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market data services, and proprietary broker-dealer research. The Funds have stopped participating in soft dollar arrangements for market data services and third-party research. However, the Funds continue to receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure. Many brokers do not assign a hard dollar value to the research they provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process.

          SC-R&M does not enter into soft dollar arrangements whereby a broker pays for research services such as Bloomberg, Reuters or Factset. From time to time, SC-R&M may receive or have access to research generally provided by a broker to the broker’s institutional clients that trade with the broker in the sector of the securities markets in which SC-R&M is active, namely in the case of real estate securities. In

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addition, SC-R&M may consider the value-added quality of proprietary broker research received from brokers in allocating trades to brokers subject always to the objective of obtaining best execution.

          Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by an Adviser. Any such other investment company or account may also invest in the same securities as the Trusts. When a purchase or sale of the same security is made at substantially the same time on behalf of a given Fund and another Fund, investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser of the given Fund believes to be equitable to the Fund(s) and such other investment company or account. In some instances, this procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased by it for a Fund with those to be sold or purchased by it for other Funds or for other investment companies or accounts in order to obtain best execution. In making investment recommendations for the Trusts, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trusts is a customer of the Adviser or their parents or subsidiaries or affiliates and in dealing with its commercial customers, the Adviser and their respective parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Trusts.

          Under HCM’s policy, HCM has the power and authority to establish and maintain accounts on behalf of its clients with, and issue orders for the purchase or sale of securities for its clients directly to, a broker, dealer or other person, as well as to exercise or abstain from exercising any option, privilege or right held by its clients. In selecting a broker with respect to effecting any securities transaction on behalf of its clients, HCM may pay a broker a commission in excess of the amount another broker would have charged for effect in such transaction, so long as, in HCM’s good faith judgment, the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of that particular transaction or HCM’s overall investment management business. HCM intends to comply with Section 28(e) of the Securities Exchange Act, under which HCM’s use of its clients’ commission dollars to acquire research products and services is not a breach of its fiduciary duty to its clients – even if the brokerage commissions paid are higher than the lowest available – as long as (among certain other requirements) HCM determines that the commissions are reasonable compensation for both the brokerage services and the research acquired.

For details of brokerage commissions paid by the Funds, see “BROKERAGE AND RESEARCH SERVICES - Brokerage Commissions” in Part I of this SAI.

For details of the Funds’ ownership of securities of the Funds’ regular broker dealers, see “BROKERAGE AND RESEARCH SERVICES - Securities of Regular Broker-Dealers” in Part I of this SAI.

ADMINISTRATOR

          JPMorgan Funds Management, Inc. (“JPMFM” or the “Administrator”) serves as the administrator to the Funds, pursuant to an Administration Agreement dated February 19, 2005 (the “Administration Agreement”), between the Trusts, on behalf of the Funds, and JPMFM. Additionally, JPMFM serves as the administrator to the JPMorgan SmartRetirement Funds pursuant to an agreement effective May 5, 2006 (the “SmartRetirement Administration Agreement”), between JPMT I, on behalf of the JPMorgan SmartRetirement Funds, and JPMFM. JPMFM is an affiliate of JPMorgan Chase Bank and an indirect, wholly-owned subsidiary of JPMorgan Chase; it has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

          Pursuant to the Administration Agreement and the SmartRetirement Administration Agreement, JPMFM performs or supervises all operations of each Fund for which it serves (other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement and the SmartRetirement Administration Agreement, JPMFM has agreed to maintain the necessary office space for

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the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds’ operations other than those performed under the advisory agreement, any sub-advisory agreements, the custodian and fund accounting agreement, and the transfer agency agreement. JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement and the SmartRetirement Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as each Fund’s sub-administrator. Effective July 1, 2005, J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan Chase, began serving as the Funds’ sub-administrator (the “Sub-administrator”). The Administrator pays JPMIS a fee for its services as the Funds’ Sub-administrator.

          If not terminated, the Administration Agreement and the SmartRetirement Administration Agreement continue in effect for annual periods beyond October 31 of each year , provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or SmartRetirement Administration Agreement or interested persons of any such party. The Administration Agreement and the SmartRetirement Administration Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of each Trust or by JPMFM. The termination of the Administration Agreement or the SmartRetirement Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

          The Administration Agreement and the SmartRetirement Administration Agreement provide that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

          In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the Investor Funds, the JPMorgan SmartRetirement Funds and the series of JPMorgan Funds Complex that operate as money market funds (each a “Money Market Fund”)) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the Investor Funds, the JPMorgan SmartRetirement Funds and the Money Market Funds) over $25 billion of such assets. For purposes of this paragraph, the “JPMorgan Funds Complex” includes most of the open-end investment companies in the JPMorgan Funds Complex, including the series of the former One Group Mutual Funds.

          With respect to the Money Market Funds, in consideration of the services provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro-rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% on the first $100 billion of the average daily net assets of all the money market funds in the JPMorgan Funds Complex and 0.05% of the average daily net assets of the money market funds in the JPMorgan Funds Complex over $100 billion. For purposes of this paragraph, the “JPMorgan Funds Complex” includes most of the open-end investment companies in the JPMorgan Funds Complex including the series of the former One Group Mutual Funds.

          With respect to the Investor Funds, in consideration of the services provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate of 0.10% of the first $500 million of average daily net assets of all the Investor Funds in the JPMorgan Funds Complex, 0.075% of the Investor Funds’ average daily net assets between $500 million and $1 billion and 0.05% of the Investor Funds’ average daily net assets in excess of $1 billion.

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          JPMFM does not charge a fee for providing administrative services to the JPMorgan SmartRetirement Funds under the SmartRetirement Administration Agreement, but does receive fees for its services to the underlying funds.

For details of the administration and administrative services fees paid or accrued, see “ADMINISTRATOR - Administration Fees” in Part I of this SAI.

DISTRIBUTOR

          Since February 19, 2005, JPMDS has served as the distributor for all the Trusts and holds itself available to receive purchase orders for each of the Fund’s shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and JPMDS. JPMDS began serving as JPMT II’s distributor pursuant to a Distribution Agreement dated as of April 1, 2002. JPMDS is an affiliate of JPMIM, JPMorgan Investment Advisors and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

          Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect for annual periods beyond October 31 of each year, and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval, and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days’ prior written notice by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

For details of the compensation paid to the principal underwriter, JPMDS, see “DISTRIBUTOR - Compensation paid to JPMDS” in Part I of this SAI.

DISTRIBUTION PLAN

          Certain Funds have adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Class A Shares, Class B Shares, Class C Shares, Class M Shares, Class R2 Shares, Cash Management Shares, Morgan Shares, Reserve Shares, Service Shares and E*TRADE Class Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the “Distribution Fee”) to JPMDS, at annual rates not to exceed the amounts set forth in each applicable Fund’s prospectuses.

          JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v)

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preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS’s sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finder’s fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund’s other shares and other Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

          Class A, Class B , Class C Shares and Class R2 Shares. Class A Shares of the Funds pay a Distribution Fee of 0.25% of average daily net assets . Class R2 Shares of the Funds pay a Distribution Fee of 0.50% of average daily net assets. Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% (2.75% for Class B Shares of the Short Duration Bond Fund, Short Term Municipal Bond Fund, Ultra Short Duration Bond Fund and Treasury & Agency Fund) and 1.00% respectively of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares or 0.50% annualized of the average daily net asset value of the Class R2 Shares maintained in a Fund by such broker-dealers’ customers. Such payments on Class A Shares and Class R2 Shares will be paid to broker-dealers immediately. Such payments on Class B and Class C Shares will be paid to broker-dealers beginning in the 13th month following the purchase of such shares, except certain broker-dealers who have sold Class C Shares to certain defined contribution plans and who have waived the 1.00% sales commission shall be paid trail or maintenance commissions immediately.

          Class M Shares. Short Term Bond Fund II Class M Shares pay a Distribution Fee of up to 0.35% of average daily net assets. JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class M Shares of the Short Term Bond Fund II of up to 3.00% of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.30% annualized of the average daily net asset value of Class M Shares maintained in the Short Term Bond Fund II by such broker-dealers’ customers up to $1 billion, and 0.35% of the daily net asset value excess of $1 billion.

          Money Market Funds. Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.75% annualized of the average daily net asset value of Class B Shares or Class C Shares maintained in a Fund by such broker-dealers’ customers. With respect to Cash Management Shares, broker-dealers will be compensated with trail or maintenance commissions of 0.50% annualized of the average daily net asset value. With respect to Reserve Shares, broker-dealers will be compensated with trail or maintenance commissions of 0.25% annualized of the average daily net asset value. For Class B, Class C and Morgan Shares, trail or maintenance commissions will be paid to broker-dealers beginning in the 13th month following the

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purchase of such shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive 0.75% on Class B and C Shares, 0.50% on Cash Management Shares, 0.10% on Morgan Shares (except for Morgan Shares of the Prime Money Market Fund), 0.25% on Reserve Shares and 0.60% on E*TRADE Class and Service Shares of average daily net assets, the fee will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses).

          The Institutional Class Shares, Select Class Shares, Class R5 Shares, Ultra Shares, Premier Shares, Capital Shares and Agency Shares of the Funds have no Distribution Plan.

          No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

          Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the “compensation variety” (in contrast to “reimbursement” arrangements by which a distributor’s payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

          The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan (“Qualified Trustees”).

          The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. The Board of Trustees will review at least on a quarterly basis written reports of the amounts expended under the Distribution Plan indicating the purposes for which such expenditures were made. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office.

          The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by JPMMFG, JPMMFS and each Predecessor Trust with respect to the classes of Shares specified above.

          Prior to February 19, 2005, the JPMT II Funds had adopted a Predecessor Distribution and Shareholder Services Plan with respect to Class A and the former Service Class (which were subsequently discontinued) Shares and a Predecessor Distribution and Shareholder Services Plan with respect to Class B shares and Class C Shares (collectively, the “Predecessor Plans”). These Predecessor Plans were terminated

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effective February 19, 2005. During the fiscal year ended June 30, 2005, payments made for distribution and shareholder services under Rule 12b-1 up until February 18, 2005 were made under these Predecessor Plans.

For details of the Distribution fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc., see “DISTRIBUTOR – Distribution Fees” in Part I of this SAI.

SECURITIES LENDING AGENT

          To generate additional income, certain Funds may lend up to 33⅓% of their total assets pursuant to agreements (“Borrower Agreements”) requiring that the loan be continuously secured by cash or U.S. Treasury securities. JPMorgan Chase Bank, an affiliate of the Funds, and Goldman Sachs serve as lending agents pursuant to the JPMorgan Agreement and the Goldman Sachs Agreement, respectively .

          Under the Goldman Sachs Agreement and the JPMorgan Agreement, Goldman Sachs Agency Lending and JPMorgan Chase Bank , respectively, acting as agents for certain of the Funds, loan securities to approved borrowers pursuant to Borrower Agreements substantially in the form approved by the Board of Trustees in exchange for collateral. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the JPMorgan Agreement or the Goldman Sachs Agreement. For loans secured by cash, the Fund retains the interest on cash collateral investments but is required to pay the borrower a rebate for the use of cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as income from securities lending (net in the Fund’s financial statements). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments (in the Fund’s financial statements).

          Under the Goldman Sachs Agreement, Goldman Sachs is entitled to a fee equal to a percentage of the earnings on loans of securities. For purposes of this calculation, earnings shall mean: (a) the earnings on investments of cash collateral including waivers and reimbursements made by the Fund’s adviser or its affiliates for the benefit of the Fund that are related solely to investments of cash collateral less (b) the cash collateral fees paid to borrowers in connection with cash collateral. Pursuant to the Third Party Securities Lending Agreement, JPMorgan Chase Bank’s compensation is paid by Goldman Sachs. Under the JPMorgan Agreement, JPMorgan Chase Bank is entitled to a fee, monthly in arrears, equal to (i) 0.03% of the average dollar value of loans of U.S. securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month. The purpose of these fees under the JPMorgan Agreement is to cover the custodial, administrative and related costs of securities lending including securities movement, settlement of trades involving cash received as collateral, custody of collateral and marking to market loans.

CUSTODIAN

          Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017, (the “JPMorgan Custody Agreement”) JPMorgan Chase Bank serves as the custodian and fund accounting agent for each of the Funds, other than the JPMorgan SmartRetirement Funds. Pursuant to the JPMorgan Custody Agreement, JPMorgan Chase Bank is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Advisers.

          With respect to the JPMorgan SmartRetirement Funds, pursuant to the Global Custody and Fund Accounting Agreement between JPMFM, JPMT I on behalf of the JPMorgan SmartRetirement Funds, and JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, effective May 5, 2006 (the “SmartRetirement Custody Agreement”), JPMorgan Chase Bank serves as the custodian and funds accounting agent for the JPMorgan SmartRetirement Funds and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. The fees and

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expenses under the SmartRetirement Custody Agreement for custody and fund accounting are paid by JPMFM.

CUSTODY AND FUND ACCOUNTING FEES AND EXPENSES

          For custodian services, each Fund (other than the JPMorgan SmartRetirement Funds) pays to JPMorgan Chase Bank annual safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held), calculated monthly in arrears and fees between $4.50 and $150 for securities trades (depending on the domicile in which the trade is settled) and $5.00 for receipt of principal and/or interest on fixed income securities. JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

          For custodian services for the JPMorgan SmartRetirement Funds, JPMFM pays to JPMorgan Chase Bank annual safekeeping fees of between 0.001% and 0.60% of assets held by JPMorgan Chase Bank (depending on the domicile in which the asset is held) calculated monthly in arrears. JPMFM also pays JPMorgan Chase Bank fees between $4.50 and $150 for securities trades (depending on the domicile in which the trade is settled) and $5.00 for receipt of principal and/or interest on fixed income securities. JPMFM shall also pay JPMorgan Chase Bank’s ordinary, reasonable out-of-pocked or incidental expenses other than legal fees and tax or related fees incidental to processing by governmental authorities, issuers or their agents.

          JPMorgan Chase Bank also is paid $15, $35 or $60 per proxy (depending on the country where the issuer is located) for its service which helps facilitate the voting of proxies throughout the world.

          In addition, JPMorgan Chase Bank provides derivative servicing with respect to swaps, swaptions and bond and currency options. The fees for these services include a transaction fee of up to $40 per new contract, a fee of up to $10 per contract amendment (including transactions such as trade amendments, cancellations, terminations, novations, option exercises, option expiries, maturities or credit events) and a daily fee of up to $0.40 per contract per day for position management services.

          With respect to fund accounting services, the following schedule shall be employed in the calculation of the fees payable for the services provided under the JPMorgan Custody Agreement and the SmartRetirement Custody Agreement. For purposes of determining the asset levels at which a Tier applies, assets for that fund type across the entire JPMorgan Funds Complex (which shall be defined to include any 1940 Act fund, commingled funds or Rule 3c-7 fund which is advised or subadvised by an entity which is a wholly-owned subsidiary of JPMorgan Chase & Co.) shall be used.

Money Market Funds:

Tier One	First $5 billion	0.0075%
Tier Two	Next $7.5 billion	0.0060%
Tier Three	Next $22.5 billion	0.0030%
Tier Four	Over $35 billion	0.0010%

U.S. Fixed Income Funds:
Tier One	First $12.5 billion	0.0090%
Tier Two	Next $7.5 billion	0.0050%
Tier Three	Next $10 billion	0.0035%
Tier Four	Over $30 billion	0.0020%

U.S. Equity Funds:
Tier One	First $12.5 billion	0.0085%
Tier Two	Next $7.5 billion	0.0050%
Tier Three	Next $10 billion	0.0035%
Tier Four	Over $30 billion	0.0025%

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International Funds:
Tier One	First $12.5 billion	0.0200%
Tier Two	Over $12.5 billion	0.0175%

Emerging Markets Funds:
Tier One	First $12.5 billion	0.0300%
Tier Two	Over $12.5 billion	0.0200%

Other Fees:
Additional Share Classes		$2,000
Multi-Managed Funds (per manager)		$6,000
Fund of Funds		$15,000

Minimums:
(except for Fund of Funds)
U.S. Equity Funds		$20,000
U.S. Fixed Income Funds		$20,000
Money Markets Funds		$10,000
International Funds		$25,000
Emerging Markets Funds		$40,000
Highbridge Statistical Market Neutral Fund		$30,000

TRANSFER AGENT

          Boston Financial Data Services, Inc. (“BFDS” or “Transfer Agent”), 2 Heritage Drive, North Quincy, MA 02171, serves as each Fund’s transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records, detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

SHAREHOLDER SERVICING

          The Trusts, on behalf of the Funds have entered into a shareholder servicing agreement, effective February 19, 2005, with JPMDS (“Shareholder Servicing Agreement”). The Shareholder Servicing Agreement for Institutional Class Shares of JPMT II became effective on August 12, 2004. Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the (i) personal shareholder liaison services and shareholder account information services (“Shareholder Services”) described below and/or (ii) other related services (“Other Related Services”) as also described below.

          “Shareholder Services” include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

          “Other Related Services” include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales,

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and positions in the applicable Fund; (c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trusts’ website; (i) developing and maintaining facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

For details of fees paid by the Funds to JPMDS for Shareholder Services and Other Related Services under the Shareholder Servicing Agreement, see “SHAREHOLDER SERVICING - Shareholder Services Fees” in Part I of this SAI.

          To the extent it is not otherwise required by its contractual agreement to limit a Fund’s expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

          JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

          The initial term of the Shareholder Servicing Agreement was until October 31, 2006. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days’ prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

          Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, “sweep” programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

          For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

          JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their

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customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

          JPMDS, the Funds and their affiliates, agents and subagents may share certain information about shareholders and their accounts, as permitted by law and as described in the JPMorgan Funds Privacy Policy provided with your Prospectus, and also available on the JPMorgan Funds website at www.jpmorganfunds.com.

EXPENSES

          Except for the JPMorgan SmartRetirement Funds, the Funds pay the expenses incurred in their operations, including their pro-rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds’ custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          With respect to the JPMorgan SmartRetirement Funds, the Administrator pays many of the ordinary expenses incurred by the Funds in their operations including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws. The Funds pay the following fees and expenses, including their pro-rata share of the following fees and expenses of the Trust: (1) transfer agency, (2) shareholder servicing, (3) distribution fees, (4) brokerage costs, (5) all fees and expenses of Trustees, (6) the portion of the compensation of the Trust’s Chief Compliance Officer (CCO) attributable to the Funds on the basis of relative net assets, (7) costs of the Trust’s CCO Program, (8) insurance, including fidelity bond and D&O insurance, (9) interest, (10) litigation and (11) other extraordinary or nonrecurring expenses. Shareholder servicing and distribution fees are allocated to specific classes of the Funds. Service providers to the Funds may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

          JPMIM, JPMIA, SC-R&M, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

FINANCIAL INTERMEDIARIES

          The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client’s account balance and integrating these statements with those of other transactions and balances in the client’s other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS

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or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

          Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

          Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary’s authorized designee, accepts the order. These orders will be priced at the Fund’s NAV next calculated after they are so accepted.

          The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS, JPMIA, JPMIM or their affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

          JPMDS, JPMIA and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as “other cash compensation”) to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS, JPMIA and JPMIM from time to time. Those additional cash incentives are payments over and above any sales charges (including 12b-1 fees), shareholder servicing, sub-transfer agency or networking fees which are disclosed elsewhere in the Funds’ prospectuses or in this SAI. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives and/or for training and educating a Financial Intermediary’s employees. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM, JPMIA and JPMDS may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may pay Financial Intermediaries an additional commission on the sale of Fund shares subject to a contingent deferred sales charge (“CDSC”). JPMIM, JPMIA and their affiliates may pay any ticket charges applied to Fund shares.

          Other cash compensation payments made by JPMDS, JPMIA, JPMIM and/or their affiliates may be different for different Financial Intermediaries and may vary with respect to the type of fund (e.g., equity fund or fixed income fund) sold by the Financial Intermediary. Other cash compensation payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. Other cash compensation payments are always made only to the firm, never to individuals.

For details of the amounts paid by the Funds’ Adviser and Distributor for all of the Funds pursuant to their other cash compensation arrangements, see “FINANCIAL INTERMEDIARIES – Other Cash Compensation” in Part I of this SAI.

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          To the extent permitted by the Financial Industry Regulatory Authority (“FINRA”) regulations, JPMIM, JPMIA, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries or due diligence meetings.

          If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, Financial Intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over the other share classes.

          Finders’ Fees. JPMDS may pay Financial Intermediaries who sell over $1 million of Class A Shares of certain Funds a finder’s fee. JPMDS reserves the right to alter or change the finder’s fee policy at any time at its own discretion. If a plan redeems all of the shares for which a finder’s fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder’s fee paid to the Financial Intermediary rather than charge a CDSC to the plan.

For details of finder’s fee commissions paid to Financial Intermediaries, see “FINANCIAL INTERMEDIARIES – Finder’s Fee Commissions” in Part I of this SAI.

For details of the finder’s fee amounts paid by the Adviser and Distributor for the Funds’ most recent fiscal year, see “FINANCIAL INTERMEDIARIES – Finder’s Fee Commissions” in Part I of this SAI.

TRUST COUNSEL

          The law firm of Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005-3948, is counsel to the Trusts.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund’s federal and state income tax returns.

PURCHASES, REDEMPTIONS AND EXCHANGES

          The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds may defer acting on a shareholder’s instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

          An investor may buy (or redeem) shares in certain Funds: (i) through a Financial Intermediary; or (ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor, or, if applicable, an authorized designee of a Financial Intermediary. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account

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application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the “Bank Account Registration” section of the shareholder’s latest account application or as otherwise properly specified to such Fund in writing. Investors may incur a fee if they effect transactions through a Financial Intermediary.

          The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund’s NAV, as described in the section entitled “Net Asset Value”. This is a taxable transaction to the shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied, in accordance with polices and procedures approved by the Board of Trustees.

          Except as provided in a Fund’s prospectus, and subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. JPMFMFG has filed an election under 18f-1 under the 1940 Act. The other Trusts have not filed an election under Rule 18f-1. However, the following Funds have previously filed Rule 18f-1 elections: (i) JPMorgan Value Opportunities Fund (formerly, The Growth Fund of Washington, Inc.), (ii) JPMorgan California Tax Free Bond Fund (formerly, J.P. Morgan California Bond Fund), (iii) JPMorgan Tax Aware Enhanced Income Fund, (iv) JPMorgan Tax Aware Disciplined Equity Fund, (v) JPMorgan Tax Aware U.S. Equity Fund, (vi) JPMorgan Intermediate Tax Free Bond Fund and JPMorgan New York Tax Free Bond Fund (as former series of Mutual Fund Select Trust), and (ix) JPMorgan International Equity Fund, JPMorgan Tax Aware Large Cap Value Fund and JPMorgan Tax Aware Large Cap Growth Fund (as former series of Mutual Fund Select Group). These elections carry over and commit these Funds to paying redemptions by a shareholder of record in cash, limited during any 90 day period to the lesser of: (i) $250,000 or (ii) one percent of the net asset value of the Fund at the beginning of such period.

          Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange (the “Exchange”) is open for business. An investor in a Money Market Fund may add to or reduce its investment in a Money Market Fund on each day that the Exchange is open for business or when a Money Market Fund elects to remain open when the Exchange is closed but the Federal Reserve Bank of New York is open. The investor’s percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor’s investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor’s interest in a Fund as of such time on the following day the Exchange is open for trading or, for a Money Market Fund, the following day the Money Market Fund is open.

          The Money Market Funds reserve the right to waive any investment minimum. With respect to Agency, Capital, Institutional Class and Premier Shares, examples of when, in the Money Market Funds’ discretion, exceptions to the minimum requirements may be made include, but are not limited to, the following: (1) accounts of a parent corporation and its wholly-owned subsidiaries may be aggregated together to meet the minimum requirement; (2) accounts held by an institutional investor in any of the Money Market Funds in JPMT I or JPMT II may be aggregated together to meet the minimum requirement; and (3) an institutional investor may be given a reasonable amount of time to reach the investment minimum for a class. For Agency, Institutional Class and Premier Shares, investors must purchase the Shares directly from the JPMorgan Funds through JPMDS to potentially be eligible. In each case, the investors must inform the JPMorgan Funds (or their Financial Intermediary in the case of Capital Shares) that they have accounts that they may be eligible for an exception to the investment minimum.

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          Exchange Privilege. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

          Shares of a Fund may only be exchanged into another Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any Money Market Fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

          Redemptions. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. The Trust may suspend the right of redemption or postpone the date of payment for Shares for more than seven days (more than one day for the Liquid Assets Money Market Fund) when:

(a)	trading on the Exchange is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

          Redemption Fees. In general, shares of a Fund may be exchanged or redeemed at net asset value, less any applicable CDSC. However, shares of certain Funds identified as charging redemption fees in their Prospectuses and held for less than 60 days are redeemable (or exchangeable) at a price equal to 98% of the then-current NAV per share, less any applicable CDSC.

          The day after your purchase order is accepted (i.e., trade date plus 1) is considered the first day for purposes of calculating the 60 day holding period.

          Shares acquired in conjunction with a Fund merger, the transfer of substantially all of the assets of a common or collective trust fund, or the substitution of a Fund for an existing investment alternative by an employee benefit plan shall be deemed to be held for 60 days for purposes of calculating the 60 day holding period.

          This 2% discount, referred to in the above listed Funds’ Prospectuses and this SAI as a redemption fee, directly affects the amount a Shareholder who is subject to the discount receives upon redemption or exchange. It is intended to offset the brokerage commissions, capital gains impact and administrative and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. The fee is not a deferred sales charge, is not a commission paid to the Adviser or its affiliates and does not economically benefit a Fund’s Adviser in any way. The above listed Funds reserve the right to modify the terms of or terminate this fee at any time.

          The redemption fee does not apply to:

1.	Shares acquired through reinvested distributions (dividends and capital gains),

2.	Shares purchased by mutual fund wrap fee programs,

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3.	Shares redeemed in connection with death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) within one year of such death or disability,

4.	Shares redeemed as part of a termination of certain employer-sponsored retirement plans,

5.	Redemption of an employer-sponsored retirement plan’s entire share position with the Fund. Partial redemptions will still be subject to a redemption fee,

6.	Involuntary redemptions resulting from a failure to maintain the required minimum balance in an account or involuntary forfeiture of shares by a participant of an employee benefit plan,

7.	Shares redeemed by balance forward qualified retirement plans,

8.	Shares redeemed by a “fund of funds” such as the Investor Funds or JPMorgan SmartRetirement Funds provided the “fund of funds” is registered under the Investment Company Act of 1940,

9.

Shares redeemed on a systematic basis, including shares redeemed as a result of required minimum distributions under certain employer-sponsored retirement plans or IRAs or as part of a rebalancing program,

10.	Shares obtained through operation of the conversion feature applicable to Class B Shares,

11.	Shares redeemed by 529 Plans including shares redeemed as the result of rebalancing or as a result of participant direction, and

12.	Shares redeemed as part of a bona fide asset allocation program.

          Notwithstanding the foregoing, a redemption fee may be charged in the event that the Distributor determines that any redemptions potentially falling into one of the categories listed above are being used as a market timing strategy. A Financial Intermediary may not recognize the same exceptions to the imposition of a redemption fee.

          The redemption fee does not apply when a Fund exercises its right to liquidate accounts falling below the minimum account size or when a Fund redeems shares to collect an applicable subminimum account fee. The redemption fee will not apply to shares obtained through operation of the conversion feature applicable to the Class B shares even if they are redeemed within 60 days of conversion. The Funds do not impose a redemption fee if the amount of such fee would be less than $50. Financial Intermediaries may have a lower minimum or no minimum for charging redemption fees.

          Market timers may disrupt portfolio management and harm Fund performance. To the extent that a Fund is unable to effectively identify market timers or a Fund does not seek to identify market times, long-term investors may be adversely affected. The Funds do not authorize market timing and, except for the Funds identified in the Prospectuses, use reasonable efforts to identify market timers and apply any applicable redemption fee. There is no assurance, however, that the Funds will be able to identify and eliminate all market timers. For example, certain accounts include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to identify accounts that should be charged a redemption fee and to collect any redemption fees owed to the Funds.

          For purposes of calculating the redemption fee, shares purchased through the reinvestment of dividends or capital gain distributions paid by a Fund (“free shares”) will be treated as redeemed first. After a Shareholder’s free shares have been used up, shares will be redeemed on a first-in, first-out basis.

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          Applicability of Excessive Trading Limits and Redemption Fees to Investor Fund, JPMorgan Insurance Trust Balanced Portfolio, JPMorgan Diversified Fund, and JPMorgan SmartRetirement Fund Transactions. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan Insurance Trust Balanced Portfolio, JPMorgan Diversified Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund, and any future series designated as a JPMorgan SmartRetirement Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.

          Additional Information About Class B and Class C Shares. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares of the Funds (excluding Class B Shares of the Short Duration Bond Fund, the Short Term Municipal Bond Fund, the Ultra Short Duration Bond Fund and the Treasury & Agency Fund, for which the applicable commission is 2.75%) and a commission of 1.00% of the offering price on sales of Class C Shares other than the Short Duration Bond Fund, the Short Term Municipal Bond Fund, and the Ultra Short Duration Bond Fund). The Distributor keeps the entire amount of any CDSC the investor pays.

           If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Fund within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor’s prior months’ holdings, so that the Financial Intermediary will receive the trail sooner.

          The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period defined below.

Contingent Deferred Sales Charge

Years Held	Shares Received After Reorganization

1	5%
2	4%
3	3%
4	3%
5	2%
6	1%
7	None
8	None
9	Convert to Class A shares

          Class B Shares of the Funds (excluding the Money Market Funds) automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after the period of time specified in the applicable Prospectuses has elapsed since the date of purchase (the “CDSC Period”), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Class A Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per

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share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

          Class B Shares of the Money Market Funds automatically convert to Morgan Shares (and thus are then subject to the lower expenses borne by Morgan Shares) after the CDSC Period, together with the pro-rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares will be effected at the relative net asset value per share of the two classes. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion, the net asset value per share of the Morgan Shares may be higher or lower than the net asset value per share of the Class B Shares; as a result, depending on the relative net asset value per share, a shareholder may receive fewer or more Morgan Shares than the number of Class B Shares converted.

          A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act.

          The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

          Investors may incur a fee if they effect transactions through a Financial Intermediary.

          Systematic Withdrawal Plan. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

(i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

(ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

          If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

          For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

          For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

          Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

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          Cut-Off Times for Purchase, Redemption and Exchange Orders. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds’ Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

DIVIDENDS AND DISTRIBUTIONS

          Each Fund declares and pays dividends and distributions as described under “Distribution and Tax Matters” in the Prospectuses. Dividends may differ between classes as a result of differences in distribution expenses or other class-specific expenses.

          Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder’s pre-assigned bank account or are mailed by check in accordance with the customer’s instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

          If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder’s address of record, such shareholder’s distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

NET ASSET VALUE

          The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

          Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

          Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets and the Funds are closed. The Funds have implemented fair value pricing on a daily basis for all equity securities, except for North American, Central American, South American and Caribbean equity securities, held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service, unless the Adviser determines in accordance with procedures adopted by the Board that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities shall generally be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued.

          For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 PM EST.

          Securities of open-end investment companies are valued at their respective NAVs.

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          Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by a Board approved independent or affiliated third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services and broker/dealers will generally provide bid-side quotations.

          Certain fixed income securities, in accordance with the Funds’ pricing procedures, may be valued by Bear Stearns PricingDirect Inc. (“Bear Stearns”), an affiliate of the Funds’ Adviser. Bear Stearns provides these prices to other affiliated and non-affiliated entities for pricing purposes and the Funds are charged rates that are comparable to those charged to other affiliated or non-affiliated entities. The fixed income valuation prices provided by Bear Stearns to the Funds are the same prices that are provided to other affiliated and non-affiliated entities.

          Emerging market debt securities, in accordance with the Funds’ pricing procedures, may be valued using market quotations provided by Emerging Markets Research, a pricing product supplied by JPMorgan Securities, Inc., an affiliate of the Funds’ Adviser. This product is supplied to other affiliated and non-affiliated entities for pricing purposes. All parties, including the Funds, are provided access to this product at no charge and the prices reflected are the same prices used to price the securities that comprise the JPMorgan Emerging Markets Bond Indices.

          Generally, short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days.

          Swaps shall generally be valued by a Board-approved independent or affiliated pricing service or at an evaluated price provided by a counterparty or third-party broker. Certain swaps, in accordance with the Funds’ pricing procedures, may be valued by JPMorgan Worldwide Securities Services Global Derivatives Services (“GDS”), a service offering within JPMorgan Chase Bank, N.A., an affiliate of the Funds’ Adviser or by Bear Stearns. These services are supplied to other affiliated and non-affiliated entities for pricing purposes and the Funds are charged rates that are comparable to those charged to other affiliated or non-affiliated entities. The swap valuation prices provided by GDS and Bear Stearns to the Funds are the same prices that are provided to other affiliated and non-affiliated entities. Futures, options and other derivatives are valued on the basis of available market quotations.

          The Money Market Funds’ portfolio securities are valued by the amortized cost method. The purpose of this method of calculation is to attempt to maintain a constant net asset value per share of each Fund of $1.00. No assurances can be given that this goal can be attained. The amortized cost method of valuation values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If a difference of more than 1/2 of 1% occurs between valuation based on the amortized cost method and valuation based on market value, the Board of Trustees will take steps necessary to reduce such deviation, such as changing a Fund’s dividend policy, shortening the average portfolio maturity, realizing gains or losses, or reducing the number of outstanding Fund shares. Any reduction of outstanding shares will be effected by having each shareholder contribute to a Fund’s capital the necessary shares on a pro rata basis. Each shareholder will be deemed to have agreed to such contribution in these circumstances by his or her investment in the Funds.

          With respect to all Funds, securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds’ securities. The Funds’ Administrator has established a Fair Valuation Committee (“FVC”) to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board’s Valuation Committee in other situations. This FVC includes senior representatives from Funds management as well as the Funds’ investment adviser. Fair value situations

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could include, but are not limited to: (1) a significant event that affects the value of a Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

DELAWARE TRUSTS

          JPMT I and JPMT II. JPMT I and JPMT II were each formed as Delaware statutory trusts on November 12, 2004 pursuant to separate Declarations of Trust dated November 5, 2004. JPMT I assumed JPMMFS’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005, and JPMT II assumed One Group Mutual Funds’ registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

          Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing trust instrument. JPMT I’s and JPMT II’s Declarations of Trust each provides that shareholders of JPMT I and JPMT II shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to JPMT I or JPMT II or any series or class thereof. In addition, the Declarations of Trust each provides that neither JPMT I or JPMT II, nor the Trustees, officers, employees, nor agents thereof shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, Declarations of Trust for JPMT I and JPMT II each expressly provide that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

          The Declarations of Trust of JPMT I and JPMT II each provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder’s acts or omissions. The Declarations of Trust of JPMT I and JPMT II each also provide that JPMT I and JPMT II, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

          JPMT I’s and JPMT II’s Declarations of Trust each provides that JPMT I and JPMT II will indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMT I or JPMT II, unless, as to liability to JPMT I or JPMT II or the shareholders thereof, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declarations of Trust each provides that any Trustee who has been determined to be an “audit committee financial expert” shall not be subject to a greater liability or duty of care because of such determination.

          JPMT I and JPMT II shall continue without limitation of time subject to the provisions in the Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

          JPMT I is party to an Agreement and Plan of Investment and Transfer of Assets dated January 17, 2006 pursuant to which it has agreed, out of the assets and property of certain Funds, to indemnify and hold harmless JPMorgan Chase Bank, in its corporate capacity and as trustee of certain common trust funds, and each of its directors and officers, for any breach by JPMT I of its representations, warranties, covenants or agreements under such Agreement or any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by JPMT I or its Board of Trustees or officers, related to the transfer of assets from certain common trust funds to the respective Funds and other related transactions.

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MASSACHUSETTS TRUSTS

          JPMMFG and JPMMFIT. JPMMFG and JPMMFIT are each organized as a Massachusetts business trust. Short Term Bond Fund II is a separate and distinct series of JPMMFG, and the Growth Advantage Fund is a separate and distinct series of JPMMFIT. Copies of the Declarations of Trust of each of JPMMFG and JPMMFIT are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declarations of Trust and By-laws of JPMMFG and JPMMFIT are designed to make JPMMFG and JPMMFIT similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

          Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFG’s and JPMMFIT’s Declarations of Trust provide that the shareholders shall not be subject to any personal liability for the acts or obligations of the Funds and that every written agreement, obligation, instrument or undertaking made on behalf of the Funds shall contain a provision to the effect that the shareholders are not personally liable thereunder.

          No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Funds. The Boards of Trustees intend to conduct the operations of JPMMFG and JPMMFIT in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.

          JPMMFG’s and JPMMIT’s Declarations of Trust each provides that JPMMFG and JPMMFIT will each indemnify their respective Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFG or JPMMFIT, unless, as to liability to JPMMFG or JPMMFIT or their shareholders, it is finally adjudicated that the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFG or JPMMFIT. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

          JPMMFG and JPMMFIT shall continue without limitation of time subject to the provisions in the Declarations of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

MARYLAND CORPORATION

          JPMFMFG. JPMFMFG is a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of JPMFMFG was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

          The Articles of Incorporation of JPMFMFG provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that JPMFMFG will indemnify its Directors and officers against

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liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with JPMFMFG to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

DESCRIPTION OF SHARES

          Shares of JPMT I and JPMT II. JPMT I and JPMT II are open-end, management investment companies organized as Delaware statutory trusts. Each Fund represents a separate series of shares of beneficial interest. See “Delaware Trusts.”

          The Declarations of Trust of JPMT I and JPMT II each permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees of JPMT I and JPMT II may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMT I or JPMT II, respectively. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMT I and JPMT II not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust of JPMT I and JPMT II.

          Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI and JPMT II which are not attributable to a specific series or class are allocated among all of their series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

          The Trustees of JPMT I and JPMT II may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMT I or JPMT II to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMT I or JPMT II’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the U.S. or of a state, commonwealth, possession or territory of the U.S., unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMT I or JPMT II to merge or consolidate with or into any one or more other series or classes of JPMT I or JPMT II, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii)

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cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMT I or JPMT II to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

          The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMT I or JPMT II’s governing instruments, including the Declarations of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

          The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares.

          Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, JPMT I’s and JPMT II’s Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of JPMT I or JPMT II, Shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective Funds, of any general assets not belonging to any particular Fund which are available for distribution.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as JPMT I or JPMT II shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by Shareholders of the Trust voting without regard to series.

          Each share class of a Fund has exclusive voting rights with respect to matters pertaining to the Fund’s Distribution and Shareholder Services Plans, Distribution Plans or Shareholder Services Plan applicable to those classes.

          Shares of JPMMFG and JPMMFIT. JPMMFG and JPMMFIT are open-end, management investment companies organized as a Massachusetts business trust. The Short Term Bond Fund II represents a separate series of shares of beneficial interest of JPMMFG and the Growth Advantage Fund represents a separate series of shares of beneficial interest of JPMMFIT. See “Massachusetts Trust.”

          The Declarations of Trust of JPMMFG and JPMMFIT permit the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro-rata in the net assets of the Fund available for distribution to such shareholders. See “Massachusetts Trusts.” The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

          The shareholders of the Funds are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Funds shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of

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unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFG and JPMMFIT. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFG and JPMMFIT not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Declarations of Trust.

          Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFG and JPMMFIT which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFG and JPMMFIT to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

          The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

          Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund’s shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFG’s or JPMMFIT’s outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or

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by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

          For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFG and JPMMFIT under certain circumstances, see “Purchases, Redemptions and Exchanges”.

          Shares of JPMFMFG. The Articles of Incorporation of JPMFMFG permit the classes of JPMFMFG to offer 612,500,000 shares of common stock, with $.001 par value per share. Pursuant to JPMFMFG’s Articles of Incorporation, the Board may increase the number of shares that the classes of JPMFMFG are authorized to issue without the approval of the shareholders of each class of JPMFMFG. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

          Each share of a series in JPMFMFG represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by JPMFMFG for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

          Under Maryland law, JPMFMFG is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

          Each share in each series of the Fund represents an equal proportionate interest in that series of the Fund with each other share of that series of the Fund. The shares of each series and class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMFMFG which are not attributable to a specific series or class are allocated among all the series and classes in a manner believed by management of JPMFMFG to be fair and equitable. Shares of each series or class generally vote together, except when required by federal securities laws to vote separately on matters that may affect a particular series or class differently, such as approval of a distribution plan.

PORTFOLIO HOLDINGS DISCLOSURE

          As described in the Prospectuses and pursuant to the procedures approved by the Trustees, each business day, a Fund will make available to the public upon request to JPMorgan Funds Services or the JPMorgan Institutional Funds Service Center (1-800-480-4111 or 1-800-766-7722, as applicable) a complete, uncertified schedule of its portfolio holdings as of the prior business day for the Money Market Funds and as of the last day of that prior month for all other Funds. In addition, from time to time, each Fund may post portfolio holdings on the JPMorgan Funds’ website on a more timely basis.

          The Funds’ publicly available uncertified, complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Fund’s Adviser or its affiliates that invest in the Funds or such clients’ consultants. No compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures.

For a list of the entities that receive the Funds’ portfolio holdings information, the frequency with which it is provided and the length of the lag between the date of the information and the date it is disclosed, see “PORTFOLIO HOLDINGS DISCLOSURE” in Part I of this SAI.

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          In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund’s portfolio holdings and therefore, the shareholder and its agent may receive such information earlier than the time period specified in the Prospectuses. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney–client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

          Disclosure of a Fund’s portfolio securities as an exception to the Funds’ normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Fund’s Adviser, or any other person for these disclosures. The Funds’ Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Fund’s Adviser or any affiliated person of the Fund or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund’s portfolio securities is in the best interests of the Fund’s shareholders. There can be no assurance, however, that a Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

          Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security. In addition to information on portfolio holdings, other fund statistical information may be found on the JPMorgan Funds’ website at www.jpmorganfunds.com.

PROXY VOTING PROCEDURES AND GUIDELINES

          The Board of Trustees has delegated to the Advisers and their affiliated advisers, proxy voting authority with respect to the Funds’ portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds’ Board of Trustees has adopted the Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues.

          The Adviser and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.

          Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, the Adviser and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Adviser and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

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          To oversee and monitor the proxy-voting process, the Adviser has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. (“ISS”) in the U.S., to perform certain services otherwise carried out or coordinated by the proxy administrator.

          Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund’s investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance, Operations or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how the Adviser will vote the proxy. In addressing any material conflict, the Adviser may take one or more of the following measures (or other appropriate action): removing or “walling off” from the proxy voting process certain Adviser personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

          The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

•

Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIA, JPMIM and SC-R&M also considers the cost of voting in light of the expected benefit of the vote.

•

Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Adviser pays particular attention to management’s arguments for promoting the prospective change. The Adviser’s sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

•

The Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, the Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

•	The Adviser will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

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•	The Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•

The Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•

The Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Adviser reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, the Adviser will generally vote against such proposals and vote for revoking existing plans.

•

Where social or environmental issues are the subject of a proxy vote, the Adviser will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.

•

With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) the Adviser’s position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

•

The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•

The Adviser votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer’s governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•

The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

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•

The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•

The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

          HCM. The Board of Trustees has delegated to HCM proxy voting authority with respect to Highbridge Statistical Market Neutral Fund’s portfolio securities. HCM’s proxy voting policy is as follows (HCM being referred to as the “Firm”):

Introduction/General Principles. The Firm exercises voting authority over Client proxies with one important consideration in mind: to ensure that the Firm votes proxies in the best interests of Clients. The Firm will make copies of these proxy voting policies and procedures available upon request to Clients and, when the Client is a Fund, to the investors in that Fund. The Firm has engaged ISS to review and vote proxies on behalf of the Firm and its Clients. The Firm has instructed its prime brokers and custodians of Firm or Client securities to forward to ISS all proxies received in connection with securities of the Firm or its Clients held by such prime brokers or custodians. Firm personnel who receive a proxy statement will forward it to the Compliance Officer or her designee, who will forward it on to ISS. ISS is responsible for making sure proxies are voted in a timely manner. Any question with respect to voting in such situations should be referred to the Compliance Officer, or her designee. ISS determines how to vote proxies on behalf of the Firm and its Clients pursuant to predetermined guidelines and will post its proposed vote on its website. The firm has access to the ISS website and will be able to regularly review a record of the proxies and votes cast.

Voting by the Firm. The Head of Operations, together with the appropriate Portfolio Manager or Trader, may determine to vote a particular proxy in a manner differing from the proposed vote of ISS as displayed on the ISS website. Notice shall be given to the Compliance Officer, or her designee should the Head of Operations, together with the appropriate Portfolio Manager determine to vote a particular proxy in a manner different from the proposed vote of ISS. Neither the Compliance Officer nor the Head of Operations may alter an ISS proposed vote should the Portfolio Manager or the Firm have a material conflict of interest with the Client whose securities are the subject of the vote.

Resolving Conflicts of Interest. A material conflict of interest may arise if the Firm, the Portfolio Manager or a Supervised Person has a substantial business or personal relationship with the company that is the subject of the proxy or a proponent of a proxy proposal and the failure to vote in favor of management or the proponent could harm the Firm’s relationship with such persons. Should a Portfolio Manager or any other Supervised Person have a question as to whether a particular proxy vote would give rise to a material conflict of interest, the Portfolio Manager or Supervised Person should contact the Compliance Officer. The Compliance Officer will consult with the CFO, Head of Operations, Portfolio Managers and the other Firm personnel with knowledge of the potential conflict and determine whether a material conflict exists and resolve the conflict in the best interest of the Client. Material conflicts of interest between the Firm, its personnel and its Clients will be resolved as follows:

1. Where the conflict of interest is a conflict involving the Firm, the firm will abstain from changing the ISS vote determination on the website;

2. Where the conflict of interest is a personal conflict involving the Portfolio Manger, the Portfolio Manger will abstain from the voting decision, and the HCM Compliance

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Officer, after consultation with the HCM CFO, will determine whether to vote the proxy or allow ISS to vote the proxy.

Confirming Independence of ISS. The Firm has confirmed that ISS has the experience, capacity and competence to vote proxies. ISS has represented that it will not provide this service in connection with any proxy concerning a company for which it provides substantial services, or it otherwise has a relationship which would preclude it from making recommendations in an impartial manner and in the best interests of the Firm’s Clients. The Firm has no affiliation or material business, professional or other relationship with ISS. ISS has also undertaken to inform the Compliance Officer, or her designee, or any relationship it has or may have in the future with any company for which ISS proposes to provide proxy voting recommendations (including any compensation received or to be received from such company).

Recordkeeping. The Firm must retain copies of (i) its proxy voting policies and procedures and all amendments thereto; (ii) a list of the proxy statements received and forwarded to ISS regarding Client securities; (iii) records of votes cast by ISS and the Firm on behalf of Clients; (iv) records of Client requests for proxy voting information; (vii) any records relating to the qualifications of ISS and how it addresses material conflicts of interest; and (vii) records relating to how the Firm addressed material conflicts of interest. The information should be retained by the HCM’s Head of Operations and copies should be sent to the HCM’s Compliance Officer, or her designee.

          In accordance with regulations of the SEC, the Funds’ proxy voting records for the most recent 12-month period ended June 30 are on file with the SEC and are available on the JPMorgan Funds’ website at www.jpmorganfunds.com and are on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

          A Trust is not required to hold a meeting of Shareholders for the purpose of electing Trustees except that (i) a Trust is required to hold a Shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the Shareholders, that vacancy may only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of a Trust at a meeting duly called for the purpose, which meeting shall be called and held in accordance with the bylaws of the applicable Trust. Except as set forth above, the Trustees may continue to hold office and may appoint successor Trustees.

          As used in a Trust’s Prospectuses and in this SAI, “assets belonging to a Fund” means the consideration received by a Trust upon the issuance or sale of Shares in that Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or payments derived from any reinvestment of such proceeds, and any general assets of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund by a Trust’s Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. It is anticipated that the factor that will be used by the Board of Trustees in making allocations of general assets to particular Funds will be the relative net asset values of the respective Funds at the time of allocation. Assets belonging to a particular Fund are charged with the direct liabilities and expenses in respect of that Fund, and with a share of the general liabilities and expenses of a Trust not readily identified as belonging to a particular Fund that are allocated to that Fund in proportion to the relative net asset values of the respective Funds at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of a Trust to particular Funds will be determined by the Board of Trustees of a Trust and will be in accordance with generally accepted accounting principles. Determinations by the Board of Trustees of a Trust as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular Fund are conclusive.

Part II - 111

          As used in this SAI and the Prospectuses, the term “majority of the outstanding voting securities” of the Trust, a particular Fund or a particular class of a Fund means the following when the 1940 Act governs the required approval: the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund, or (b) 67% or more of the shares of the Trust, such Fund or such class of such Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Trust, such Fund or such class of such Fund are represented in person or by proxy. Otherwise, the declaration of trust, articles of incorporation or by-laws usually govern the needed approval and generally require that if a quorum is present at a meeting, the vote of a majority of the shares of the Trust, such Fund or such class of such Fund, as applicable, shall decide the question.

          Telephone calls to the Funds, the Funds’ service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

          Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

          No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

Part II - 112

APPENDIX A—DESCRIPTION OF RATINGS

          The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

          Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

Standard & Poor’s Rating Service (“S&P”)

A-1

Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2

Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3

Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C	Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Fitch Ratings (“Fitch”)

F1	HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD	Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“+” or ”-”	may be appended to a rating to denote relative status within major rating categories.

‘PIF’	denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’	indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’

A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

Moody’s Investors Service, Inc. (“Moody’s”)

Prime-1

Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2

Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3

Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime	Does not fall within any of the Prime rating categories.

Dominion Bond Rating Service (“DBRS”)

R-1	Prime Credit Quality

R-2	Adequate Credit Quality

R-3	Speculative

D	Default

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)

Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle)

Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)

Short term debt rated “R-1” (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high); R-2 (middle); R-2 (low)

Short term debt rated “R-2” is of adequate credit quality and within the three subset grades, debt protection ranges from having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the “R-2” classification are not as strong as those in the “R-1” category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an “R-1 credit”. Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high); R-3 (middle); R-3 (low)

Short term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

D

A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

DESCRIPTION OF BANK RATINGS

Moody’s

Moody’s Bank Financial Strength Ratings (BFSRs) represent Moody’s opinion of a bank’s intrinsic safety and soundness and, as such, exclude certain external credit risks and credit support elements that are addressed by Moody’s Bank Deposit Ratings. In addition to commercial banks, Moody’s BFSRs may also be assigned to other types of financial institutions such as multilateral development banks, government-sponsored financial institutions and national development financial institutions.

A

These banks possess superior intrinsic financial strength. Typically they will be institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B

These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C

These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D

Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E

Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a “+” modifier will be appended to ratings below the “A” category and a “-” modifier will be appended to ratings above the “E” category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

     Corporate and Municipal Bond Ratings

     Investment Grade

AAA	Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A

Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor’s capacity to pay interest and repay principal for debt in this category in higher-rated categories.

Speculative Grade

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC	The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C

The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1	The rating C1 is reserved for income bonds on which no interest is being paid.

D

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus(+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

p: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*: Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the U.S. and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Moody’s

     Long-Term Ratings: Bonds and Preferred Stock

     Investment Grade

Aaa

Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Non-Investment Grade

Ba

Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

     Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

     Investment Grade

AAA

HIGHEST CREDIT QUALITY. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

VERY HIGH CREDIT QUALITY. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

HIGH CREDIT QUALITY. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

GOOD CREDIT QUALITY. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

SPECULATIVE. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

HIGHLY SPECULATIVE. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

RD	Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.

DBRS

     Bond and Long-Term Debt Rating Scale

The DBRS long-term debt rating scale is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both interest and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The AAA and D categories do not utilize “high”, “middle”, and “low” as differential grades.

AAA	Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA

Bonds rate “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A

Bonds rated “A” are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the “A” category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB

Bonds rated “BBB” are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB

Bonds rated “BB” are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B

Bonds rated “B” are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/ CC/C

Bonds rated in any of these categories are very highly speculative and are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated “B”, Bonds rated below “B” often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the “C” to “CCC” categories, with “CC” and “C” normally used to lower ranking debt of companies where the senior debt is rated in the “CCC” to “B” range.

D

A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

DESCRIPTION OF INSURANCE RATINGS

Moody’s

Insurance Financial Strength Ratings

Moody’s Insurance Financial Strength Ratings are opinions of the ability of insurance companies to repay punctually senior policyholder claims and obligations. Specific obligations are considered unrated unless they are individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

Moody’s rating symbols for Insurance Financial Strength Ratings are identical to those used to indicate the credit quality of long-term obligations. These rating gradations provide investors with a system for measuring an insurance company’s ability to meet its senior policyholder claims and obligations.

Aaa

Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa

These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A	Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba

Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B	Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa

Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca	Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C	Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. Numeric modifiers are used to refer to the ranking within a group — with 1 being the highest and 3 being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

     Short-Term Insurance Financial Strength Ratings

These ratings represent Moody’s opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1	Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2	Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3	Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP	Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated “BBB” or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA	Extremely Strong financial security characteristics. “AAA” is the highest Insurer Financial Strength Rating assigned by Standard & Poor’s.

AA	Very Strong financial security characteristics, differing only slightly from those rated higher.

A	Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB	Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated “BB” or lower is regarded as having vulnerable characteristics that may outweigh its strengths. “BB” indicates the least degree of vulnerability within the range; “CC” the highest.

BB	Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B	Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC	Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC	Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R

An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR	Not Rated, which implies no opinion about the insurer’s financial security.

Plus (+) or minus (-) Following ratings from “AA” to “CCC” show relative standing within the major rating categories.

Fitch

Insurer Financial Strength Ratings

A Fitch insurer financial strength rating (“IFS rating”) provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contract holders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch Ratings may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the ‘AA’ through ‘CCC’ categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of ‘BBB-’ and higher are considered to be “Secure”, and those of ‘BB+’ and lower are considered to be “Vulnerable”.

AAA

EXCEPTIONALLY STRONG. Insurers assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA

VERY STRONG. Insurers are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A

STRONG. Insurers are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB

GOOD. Insurers are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB

Moderately Weak. Insurers are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B

Weak. Insurers are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC, CC, C

Very Weak. Insurers rated in any of these three categories are viewed as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A ‘CC’ rating indicates that some form of insolvency or liquidity impairment appears probable. A ‘C’ rating signals that insolvency or a liquidity impairment appears imminent.

DDD, DD, D

Distressed. These ratings are assigned to insurers that have either failed to make payments on their obligations in a timely manner, are deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the ‘DDD’-’D’ range, those companies rated ‘DDD’ have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contract holders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated ‘DD’ show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated ‘D’ are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

“+” or “-”

may be appended to a rating to indicate the relative position of a credit within the rating category. Such suffixes are not added to ratings in the ‘AAA’ category or to ratings below the ‘CCC’ category.

Short-Term Insurer Financial Strength Ratings

A Fitch Short-Term Insurer Financial Strength Rating (ST-IFS Rating) provides an assessment of the near-term financial health of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders that would be expected to be due within one year. The analysis supporting the ST-IFS Rating encompasses all of the factors considered within the context of the IFS Rating, but with greater weighting given to an insurer’s near-term liquidity, financial flexibility and regulatory solvency characteristics, and less weight given to longer-term issues such as competitiveness and earnings trends.

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of ‘F1’, ‘F2’ and ‘F3’ are considered to be “Secure”, while those of ‘B’ and below are viewed as “Vulnerable”.

F1

STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2	MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3

MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a ‘vulnerable’ rating category.

B	WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C	VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D	DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

Moody’s

Moody’s ratings for short-term municipal obligations are designated “Moody’s Investment Grade (“MIG”) or “Variable Moody’s Investment Grade” (“VMIG”), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue’s specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1	Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2	Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3	Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG	Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1	Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest.

SP-3	Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

Moody’s

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

aaa	Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa	High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a

Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the “aaa” and “aa” classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa	Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba

Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b	Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa	Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca	Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c	Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DBRS

     Preferred Share Rating Scale

The DBRS preferred share rating scale is used in the Canadian securities market and is meant to give an indication of the risk that a borrower will not fulfill its full obligations in a timely manner, with respect to both dividend and principal commitments. Every DBRS rating is based on quantitative and qualitative considerations relevant to the borrowing entity. Each rating category is denoted by the subcategories “high”

and “low”. The absence of either a “high” or “low” designation indicates the rating is in the middle of the category.

Pfd-1

Preferred shares rated “Pfd-1” are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. “Pfd-1” generally corresponds with companies whose senior bonds are rated in the “AAA” or “AA” categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer’s senior debt rating.

Pfd-2

Preferred shares rated “Pfd-2” are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, “Pfd-2” ratings correspond with companies whose senior bonds are rated in the “A” category.

Pfd-3

Preferred shares rated “Pfd-3” are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. “Pfd-3” ratings generally correspond with companies whose senior bonds are rated in the higher end of the “BBB” category.

Pfd-4

Preferred shares rated “Pfd-4” are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated “Pfd-4” generally coincide with entities that have senior bond ratings ranging from the lower end of the “BBB” category through the “BB” category.

Pfd-5

Preferred shares rated “Pfd-5” are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The “Pfd-5” rating generally coincides with companies with senior bond ratings of “B” or lower. Preferred shares rated “Pfd-5” often have characteristics which, if not remedied, may lead to default.

“D”

A security rated D implies the issuer has either not met a scheduled dividend or principal payment or the issuer has made it clear it will miss such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

PART C: OTHER INFORMATION

Item 23. Exhibits

(a)(1)              Certificate of Trust dated November 12, 2004. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(2)              Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(3)              Amendment No. 1 dated February 15, 2005 to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 18, 2005 (Accession Number 0001047469-05-004230).

(a)(4)              Amended Schedule B, dated October 16, 2008, to the Declaration of Trust dated November 5, 2004. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 16, 2008 (Accession Number 0001145442-08-002754).

(b)(1)                  Amended and Restated By-Laws dated November 15, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 28, 2008 (Accession Number 0001145443-08-001782).

(c)	Instrument defining rights of shareholders. Incorporated by reference to Exhibits (a) and (b).

(d)(1)              Amended and Restated Investment Advisory Agreement between the Trust and J.P. Morgan Investment Management Inc. (amended as of August 10, 2006). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(d)(2)             Form of Amended Schedule A to the Advisory Agreement (amended as of August 21, 2008). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 24, 2008 (Accession Number 0001145443-08-002437).

(d)(3)             Investment Sub-Advisory Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 0001047469-05-027197).

(d)(4)               Investment Sub-Advisory Agreement for the JPMorgan China Region Fund and the JPMorgan India Fund dated January 31, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(d)(5)              Investment Sub-Advisory Agreement for the JPMorgan Asia Equity Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 17, 2006 (Accession Number 0001145443-06-003457).

(e)(1)              Distribution Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(e)(2)              Amendment to the Distribution Agreement, including Schedule A, dated May 1, 2005. Incorporated herein by reference to the Registrant’s registration statement as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(e)(3)              Form of Amended Schedule B to the Distribution Agreement, amended as of August 21, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 26, 2008 (Accession Number 0001145443-08-002437).

(e)(4)              Form of Amended Schedule C to the Distribution Agreement, amended as of August 21, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 26, 2008 (Accession Number 0001145443-08-002437).

(e)(5)             Form of Amended Schedule D to the Distribution Agreement, amended as of October 16, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 16, 2008 (Accession Number 0001145442-08-002754).

(e)(6)              Form of Schedule E to the Distribution Agreement, amended as of March 31, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 5, 2008 (Accession Number 0001145443-08-001857).

(e)(7)              Form of Amended Schedule F to the Distribution Agreement, amended as of August 21, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 26, 2008 (Accession Number 0001145443-08-002437).

(f)	Not applicable.

(g)(1)(a)             Global Custody and Fund Accounting Agreement, dated February 19, 2005, between JPMorgan Chase Bank, N.A. and the entities named on Annex A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(g)(1)(b)             Amendment to Global Custody and Fund Accounting Agreement, dated May 1, 2006. Incorporated herein by reference to the Registrant’s registration statement as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(g)(1)(c)              Amendment to Global Custody and Fund Accounting Agreement including Schedules C and D, dated as of September 1, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 27, 2007 (Accession Number 0001145443-07-003910).

Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(g)(1)(d)          Amendment to Global Custody and Fund Accounting Agreement including Schedules A and C, dated as of April 21, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 5, 2008 (Accession Number 0001145443-08-001604).

(g)(1)(e)          Form of Amended Schedule A to the Global Custody and Fund Accounting Agreement as of August 21, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 26, 2008 (Accession Number 0001145443-08-002437).

(g)(2)             Reserved.

(g)(3)             Reserved.

(g)(4)             Custody Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 00010477469-05-027197).

(g)(5)(a)           Fund Accounting Services Agreement for the Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 18, 2005 (Accession Number 00010477469-05-027197).

(g)(5)(b)           Form of Amended Schedule C to the Fund Accounting Services Agreement for the Highbridge Statistical Market Neutral Fund dated as of September 1, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(g)(6)(a)             Global Custody and Fund Accounting Agreement, dated May 3, 2006, between JPMorgan Trust I on behalf of each of the JPMorgan SmartRetirement Funds, JPMorgan Funds Management, Inc., and JPMorgan Chase Bank, NA. Incorporated herein by reference to the Registrant’s registration statement as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(g)(6)(b)            Amended Schedule A, dated February 15, 2007, to the Global Custody and Fund Accounting Agreement with respect to the JPMorgan SmartRetirement Funds. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(g)(6)(c)            Form of Amendment to the Global Custody and Fund Accounting Agreement with respect to the JPMorgan SmartRetirement Funds, including Schedules C and D, dated as of September 1, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(h)(1)(a)             Administration Agreement, dated February 19, 2005 between the Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(1)(b)             Amendment, including amended Schedule A, dated May 1, 2006, to the Administration Agreement. Incorporated herein by reference to the Registrant’s registration statement as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(h)(1)(c)             Form of Amended Schedule B to the Administration Agreement (amended as of August 21, 2008). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 26, 2008 (Accession Number 0001145443-08-002437).

(h)(1)(d)(i)         Administration Agreement for JPMorgan SmartRetirement Funds, effective May 5, 2006, between the Trust and JPMorgan Funds Management, Inc. Incorporated herein by reference to the Registrant’s registration statement as filed on August 11, 2006 (Accession Number 0001145443-06-002612).

(h)(1)(d)(ii)         Amended Schedule A, dated February 15, 2007, to the Administration Agreement for JPMorgan SmartRetirement Funds. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(2)(a)              Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. (“BFDS”). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(2)(b)              Amendment as of January 31, 2007 to the Transfer Agency Agreement between JPMorgan Funds and BFDS dated February 19, 2005. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2007 (Accession Number 0001145443-07-000493).

(h)(2)(c)               Form of Appendix A to the Transfer Agency Agreement (amended as of August 21, 2008). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 26, 2008 (Acession Number 0001145443-08-002437).

(h)(3)(a)              Shareholder Servicing Agreement, dated February 19, 2005, between the Trust and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on April 29, 2005 (Accession Number 0001047469-05-12430).

(h)(3)(b)               Form of Amended Schedule B to the Shareholder Servicing Agreement (amended as of October 16, 2008). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 16, 2008 (Accession Number 0001145442-08-002754).

(h)(4)(a)               Securities Lending Agreement, Amended and Restated as of August 11, 2005, between the Registrant and JPMorgan Chase Bank. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(h)(4)(b)               Amendment to Securities Lending Agreement, dated September 2, 2008, between the Registrant and JPMorgan Chase Bank. Filed herewith.

(h)(4)(c)                Securities Lending Agency Agreement, effective September 2, 2008, between the Registrant and The Goldman Sachs Trust Company. Filed herewith.

(h)(4)(d)                The Third Party Securities Lending Agreement, effective September 2, 2008, between the Registrant and The Goldman Sachs Trust Company. Filed herewith.

(h)(5)(a)              Form of Fee Waiver Agreement. Incorporated by reference to Pre-effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(h)(5)(b)         Form of Fee Waiver Agreement. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 17, 2005 (Accession Number 0001047469-05-015040).

(h)(5)(c)         Fee Waiver Agreement for the JPMorgan Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(h)(5)(d)         Fee Waiver Agreement for the JPMorgan Intrepid Long/Short Fund and JPMorgan Strategic Small Cap Value Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(h)(5)(e)         Form of Fee Waiver Agreement for the JPMorgan SmartRetirement Funds, dated November 1, 2008. Filed herewith.

(h)(5)(f)          Fee Waiver Agreement for the R Class shares of the JPMorgan Trust I funds listed on Schedule A. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(h)(5)(g)         Form of Fee Waiver Agreement for the C Class Shares of JPMorgan International Value Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 28, 2006. (Accession Number 0001145443-06-002202).

(h)(5)(h)         Fee Waiver Agreement for the JPMorgan International Realty Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 25, 2006 (Accession Number 0001145443-06-003178).

(h)(5)(i)         Form of Fee Waiver Agreement for the new Funds registered in Post-Effective Amendment No. 46. except JPMorgan Tax Aware Real Return SMA Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 17, 2006 (Accession Number 0001145443-06-003457).

(h)(5)(j)         Form of Fee Waiver Agreement for the JPMorgan Tax Aware Real Return SMA Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 17, 2006 (Accession Number 0001145443-06-003457).

(h)(5)(k)         Form of Fee Waiver Agreement for JPMorgan Bond Fund, JPMorgan Emerging Markets Debt Fund, JPMorgan Enhanced Income Fund, JPMorgan Strategic Income Fund, JPMorgan Real Return Fund, and JPMorgan Short Term Bond Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on December 20, 2006 (Accession Number 0001145443-06-003722).

(h)(5)(l)         Form of Fee Waiver Agreement for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2045 Fund, and JPMorgan SmartRetirement 2050 Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2007 (Accession Number 0001145443-07-000493).

(h)(5)(m)        Form of Fee Waiver Agreement for the Registrant’s 10-31 FYE (except Highbridge Statistical Market Neutral Fund). Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 28, 2008 (Accession Number 0001145443-08-000489).

(h)(5)(n)        Form of Fee Waiver Agreement for the Highbridge Statistical Market Neutral Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(h)(5)(o)        Form of Amendment to the Registrant’s Fee Waiver Agreements. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2007 (Accession Number 0001145443-07-000493).

(h)(5)(p)         Form of Fee Waiver Agreement with respect to the Tax Aware High Income Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 30, 2007 (Accession Number 0001145443-07-002815).

(h)(5)(q)         Form of Fee Waiver Agreement, dated July 1, 2007, for the Funds listed on Schedule A thereto. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 27, 2007 (Accession Number 0001145443-07-001921).

(h)(5)(r)         Form of Fee Waiver Agreement, dated July 1, 2008, for the Funds listed on Schedule A thereto. Incorporated herein by reference to the Registrant’s Registration Statement as filing with the Securities and Exchange Commission on June 27, 2008 (Accession Number 0001145442-08-001998).

(h)(5)(s)         Form of Fee Waiver Agreement for the Funds listed on Schedule A thereto. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 16, 2007 (Accession Number 0001145443-07-002545).

(h)(5)(t)         Form of Fee Waiver Agreement for the JPMorgan International Value SMA Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 16, 2007 (Accession Number 0001145443-07-002545).

(h)(5)(u)         Form of Fee Waiver Agreement for Funds listed on Schedule A thereto, dated November 1, 2008. Filed herewith.

(h)(5)(v)        Form of Fee Waiver Agreement for JPMorgan Emerging Economies Fund and JPMorgan Intrinsic Value Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on November 28, 2007 (Accession Number 0001145443-07-003711).

(h)(5)(w)        Form of Fee Waiver Agreement for JPMorgan International Markets Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(h)(5)(x)         Form of Fee Waiver Agreement for JPMorgan Tax Aware Real Return SMA Fund and JPMorgan International Value SMA Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 28, 2008 (Accession Number 0001145443-08-000489).

(h)(5)(y)        Form of Fee Waiver Agreement for JPMorgan Total Return Fund and JPMorgan Strategic Income Opportunities Fund dated May 22, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 28, 2008 (Accession Number 0001145443-08-001782).

(h)(5)(z)        Form of Fee Waiver for the JPMorgan International Opportunities Plus Fund dated August 21, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 26, 2008 (Accession Number 0001145443-08-002437).

(h)(5)(aa)        Form of Fee Waiver for the Class R2 Funds. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission on August 28, 2008 (Accession Number 0001145443-08-002493).

(h)(5)(bb)       Form of Fee Waiver for the Service Shares for the JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan California Municipal Money Market Fund and JPMorgan New York Municipal Money Market Fund. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 16, 2008 (Accession Number 0001145442-08-002754).

(h)(6)             Indemnification Agreement. Incorporated herein by reference to the Registrant’s Registration Statement filed on February 18, 2005 (Accession Number 0001047469-05-004230).

(h)(7)             Form of Trust Fund/SERV Agreement used by JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(8)             Form of Sub Transfer Agency Agreement between the Record keeper and the Registrant. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(9)              Form of Service Agreement between the Financial Intermediary and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(10)            Form of Mutual Fund Sales Agreement between the Financial Intermediary and JPMorgan Distribution Services, Inc. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(h)(11)            Form of Bilateral Networking agreement among Registrant, JPMorgan Distribution Services, Inc. and the Financial Intermediary. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 26, 2007 (Accession Number 0001145443-07-003339).

(i)                    Opinion and consent of counsel. Filed herewith.

(j)(1)               Consent of counsel. Filed herewith.

(j)(2)               Consent of independent registered public accounting firm for JPMorgan U.S. Equity Funds. Filed herewith.

(j)(3)               Consent of independent registered public accounting firm for JPMorgan SmartRetirement Funds. Filed herewith.

(k)                   Not applicable.

(l)                    Certificate of Sole Shareholder. Incorporated by reference to Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A as filed with the Commission on February 27, 2003.

(m)(1)            Combined Amended and Restated Distribution Plan. Incorporated herein by reference to the Registrant’s Registration Statement filed with the Securities and Exchange Commission in Post-Effective Amendment No. 15 to the Registration Statement on September 29, 2005 (Accession Number 0001047469-05-023624).

(m)(2)             Schedule B to the Combined Amended and Restated Distribution Plan, amended as of October 16, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 16, 2008 (Accession Number 0001145442-08-002754).

(n)(1)             Combined Amended and Restated Rule 18f-3 Multi-Class Plan, including Exhibits A, amended as of May 22, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 5, 2008 (Accession Number 0001145443-08-001857).

(n)(2)            Amended Exhibit B, amended October 16, 2008, to the Multi-Class Plan. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 16, 2008 (Accession Number 0001145442-08-002754).

(o)	Reserved.

(p)	Codes of Ethics.

(1) Code of Ethics of Trust. Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(2) JPMIM Code of Ethics, effective February 1, 2005, revised September 18, 2007. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on February 27, 2008 (Accession Number 0001145443-08-000477).

(3) Code of Ethics for One Group Dealer Services, Inc. Incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 5 to the Trust’s Registration Statement on Form N-1A as filed with the Commission on December 15, 2004.

(99)(a)           Powers of Attorney for the Trustees. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 28, 2008 (Accession Number 0001145443-08-001998).

(99)(b)           Power of Attorney for Patricia A, Maleski. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on June 27, 2008 (Accession Number 0001145442-08-001998).

(99)(c)            Power of Attorney for George C.W. Gatch. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on May 28, 2008 (Accession Number 0001145443-08-001782).

(99)(d)            Power of Attorney for the Trustees. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on August 26, 2008 (Accession Number 0001145443-08-002437).

Item 24. Persons Controlled by or Under Common Control with the Registrant

Not applicable.

Item 25. Indemnification

Reference is made to Section 5.3 of Registrant’s Declaration of Trust. Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of the Investment Adviser

See “Management of the Trust” in Part B. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.

See “Management of the Trust” in Part B. The business or other connections of each director and officer of JF International Management Inc. is currently listed in the investment advisor registration on Form ADV for JF International Management Inc. (File No. 801-41622) and is incorporated herein by reference.

See “Management of the Trust” in Part B. The business or other connections of each director and officer of Highbridge Capital Management, LLC is currently listed in the investment advisor registration on Form ADV for Highbridge Capital Management, LLC (File No. 801-64368) and is incorporated herein by reference.

Item 27. Principal Underwriter

(2)               JPMorgan Distribution Services, Inc. is the principal underwriter of the Registrant’s shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43240. JPMorgan Distribution Services, Inc. acts as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.

J.P. Morgan Mutual Fund Group

J.P. Morgan Mutual Fund Investment Trust

J.P. Morgan Series Trust II

JPMorgan Trust I

JPMorgan Trust II

JPMorgan Value Opportunities Fund Inc.

Undiscovered Managers Funds

JPMorgan Insurance Trust

(2)                  The directors and officers of JPMorgan Distribution Services, Inc. are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43240.

Name with Registrant	Positions and Offices With JPMorgan Distribution Services, Inc.	Positions
George C.W. Gatch	Director, President	President
Michael R. Machulski	Director, Vice President & Treasurer	None
Robert L. Young	Director, Vice President	Senior Vice President
Anthony J. Horan	Senior Vice President	None
Susan Montgomery	Vice President	None
Colleen A. Meade	Vice President & Secretary	None
David J. Thorp, Jr.	Vice President	None
Jessica K. Ditullio	Assistant Secretary	Assistant Secretary
Christine N. Bannerman	Assistant Secretary	None
Frank J. Drozek	Assistant Treasurer	None
Christopher J. Mohr	Assistant Treasurer	None

(c)	Not applicable.

Item 28. Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant’s investment adviser, at 245 Park Avenue, New York, NY 10167 (records relating to its functions as investment adviser).

J.P. Morgan Fund Distributors, Inc., the Registrant’s distributor (through February 18, 2005), 245 Park Avenue, New York, New York 10167 (records relating to its functions as distributor).

JPMorgan Distribution Services, Inc., the Registrant’s distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

JPMorgan Chase Bank, N.A. at 270 Park Avenue, New York, NY 10017 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).

JPMorgan Funds Management, Inc., the Registrant’s administrator (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant’s transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant’s transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, D.C. 20005 (effective February 19, 2005), (Minute Books).

Item 29. Management Services

Not applicable.

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, JPMorgan Trust I, certifies that it meets all requirements of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Columbus, and State of Ohio on the 28th day of October, 2008.

JPMORGAN TRUST I
By: George C.W. Gatch*
George C.W. Gatch President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on October 28, 2008.

Fergus Reid, III*	Marilyn McCoy*
Fergus Reid, III Trustee and Chairman	Marilyn McCoy Trustee

William J. Armstrong*	William G. Morton*
William J. Armstrong Trustee	William G. Morton Trustee

John F. Finn*	Robert A. Oden, Jr.*
John F. Finn Trustee	Robert A. Oden, Jr. Trustee

Matthew Goldstein*	Frederick W. Ruebeck*
Matthew Goldstein Trustee	Frederick W. Ruebeck. Trustee

Robert J. Higgins*	James J. Schonbachler*
Robert J. Higgins Trustee	James J. Schonbachler Trustee

Peter C. Marshall*	Leonard M. Spalding, Jr*
Peter C. Marshall Trustee	Leonard M. Spalding, Jr. Trustee

By Patricia A. Maleski*	By George C. W. Gatch
Patricia A. Maleski Principal Financial Officer	George C. W. Gatch President

*By /s/ Elizabeth A. Davin
Elizabeth A. Davin Attorney-in-fact

Exhibit Index

Exhibit No.	Description

(h)(4)(b)	Amendment to Securities Lending Agreement, dated September 2, 2008, between Registrant and JPMorgan Chase Bank

(h)(4)(c)	Securities Lending Agency Agreement, effective September 2, 2008, between the Registrant and The Goldman Sachs Trust Company

(h)(4)(d)	The Third Party Securities Lending Agreement, effective September 2, 2008, between the Registrant and The Goldman Sachs Trust Company

(h)(5)(e)	Form of Fee Waiver Agreements for the JPMorgan SmartRetirement Funds, dated November 1, 2008

(h)(5)(u)	Form of Fee Waiver Agreement for Funds listed on Schedule A, thereto, dated November 1, 2008

(i)	Opinion and consent of counsel

(j)(1)	Consent of counsel

(j)(2)	Consent of independent registered public accounting firm for JPMorgan U.S. Equity Funds

(j)(3)	Consent of independent registered public accounting firm for JPMorgan SmartRetirement Funds